As filed with the Securities and Exchange Commission on July 23, 1999
                                                Securities Act File No. 33-_____

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.

                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                   885 Third Avenue, New York, New York 10022
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 230-2600

Name and Address of Agent for Service:            Copies to:
Joan A. Binstock                                      Ernest V. Klein, Esq.
Morgan Grenfell Inc.                                  Hale and Dorr LLP
885 Third Avenue                                      60 State Street
New York, New York 10022                              Boston Massachusetts 02109

Title of Securities Being Registered:
Shares of beneficial interest, par value $.001 per share

No filing fee is due because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.
This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-68704, 811-8006).

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 21, 1999.

                     BT GLOBAL EMERGING MARKETS EQUITY FUND
                        (A SERIES OF BT INVESTMENT FUNDS)
                                ONE SOUTH STREET
                               BALTIMORE, MD 21202

                        NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 29, 1999

THIS IS THE FORMAL AGENDA FOR A MEETING OF SHAREHOLDERS OF YOUR MUTUAL FUND. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND, IN CASE YOU WANT TO ATTEND THIS MEETING IN PERSON, THE TIME AND PLACE OF THE MEETING.

To the shareholders of BT Global Emerging Markets Equity Fund ("BT Fund"):

A meeting of BT Fund shareholders will be held at One South Street, Baltimore, MD 21202 on Wednesday, September 29, 1999 at 10:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between BT Fund and Morgan Grenfell Emerging Markets Equity Fund ("MG Fund"). Under this Agreement BT Fund would transfer all of its assets to MG Fund in exchange for Institutional shares of MG Fund. These shares would be distributed proportionately to you and the other shareholders of BT Fund. MG Fund would also assume BT Fund's liabilities. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on July 22, 1999 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, BANKERS TRUST COMPANY WILL INCUR ADDITIONAL COSTS TO SOLICIT PROXIES.

                                Daniel O. Hirsch
                                Secretary

August 21, 1999



                               PROXY STATEMENT OF
                     BT GLOBAL EMERGING MARKETS EQUITY FUND
                        (A SERIES OF BT INVESTMENT FUNDS)

                                 PROSPECTUS FOR
                             INSTITUTIONAL SHARES OF
                  MORGAN GRENFELL EMERGING MARKETS EQUITY FUND
                 (A SERIES OF MORGAN GRENFELL INVESTMENT TRUST)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of BT Global Emerging Markets
Equity Fund, One South Street, Baltimore, MD 21202 ("BT Fund") into Morgan
Grenfell Emerging Markets Equity Fund, 885 Third Avenue, New York, NY 10022 ("MG
Fund"). Please read it carefully and retain it for future reference.

Both MG Fund and BT Fund are open end mutual funds investing in equity securities of companies located in emerging market countries. MG Fund's investment objective is capital appreciation and BT Fund's investment objective is long-term capital growth.

HOW THE REORGANIZATION WILL WORK

(box) BT Fund will transfer all of its assets to MG Fund. MG Fund will assume
      BT Fund's liabilities.

(box) MG Fund will issue Institutional shares to BT Fund in an amount equal to the value of the assets it receives, less the liabilities it assumes, in the reorganization. These Institutional shares will be distributed to BT Fund's shareholders in proportion to their holdings in BT Fund on the reorganization date.

(box) The reorganization will be tax-free for federal income tax purposes.

(box) BT Fund will be liquidated and terminated and you will be a shareholder of MG Fund.

AN INVESTMENT IN MG FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
MG FUND OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
STATEMENT TO THE CONTRARY IS A CRIME.

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                                            WHERE TO GET MORE INFORMATION
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
Prospectus of MG Fund dated 3/1/99.                         In the same envelope as this proxy statement and
Prospectus of BT Fund dated 1/31/99.                        prospectus. Incorporated by reference into this proxy
                                                            statement and prospectus.
-----------------------------------------------------------
MG Fund's annual and semi-annual reports to shareholders.
-----------------------------------------------------------------------------------------------------------------------
BT Fund's annual and semi-annual reports to shareholders.   On file with the Securities and Exchange Commission
----------------------------------------------------------- ("SEC") and available at no charge by calling
A statement of additional information dated 8/16/99. It     1-800-368-4031 or writing to us at the address shown below.
contains additional information about both MG Fund and      Incorporated by reference into this proxy statement and
BT Fund.                                                    prospectus.
-----------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and             Call our toll-free telephone number: 1-800-225-5291 or
prospectus.                                                 write to us at BT Service Center, P.O. Box 419210,
                                                            Kansas City, MO 64141-6210.
-----------------------------------------------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is August 21, 1999.

TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INTRODUCTION                                                                 1

SUMMARY                                                                      1

THE REORGANIZATION                                                           6

CAPITALIZATION                                                               10

COMPARISON OF BUSINESS TRUSTS UNDER
 DELAWARE AND MASSACHUSETTS LAW                                              11

ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                                       12

BOARDS' EVALUATION AND RECOMMENDATION                                        13

VOTING RIGHTS AND REQUIRED VOTE                                              13

INFORMATION CONCERNING THE MEETING                                           14

OWNERSHIP OF SHARES OF THE FUNDS                                             15

EXPERTS                                                                      16

AVAILABLE INFORMATION                                                        16


                                    EXHIBITS

A. Agreement and Plan of Reorganization between Morgan Grenfell Emerging Markets Equity Fund and BT Global Emerging Markets Equity Fund (attached to this proxy statement and prospectus)

B. Financial Highlights dated March 31, 1999 of BT Global Emerging Markets Equity Fund (attached to this proxy statement and prospectus)

C. Annual report to shareholders dated October 31, 1998 and semiannual report to shareholders dated April 30, 1999 of Morgan Grenfell Emerging Markets Equity Fund

D. Prospectus dated March 1, 1999 of Morgan Grenfell Emerging Markets Equity
   Fund

E. Prospectus dated January 31, 1999 of BT Global Emerging Markets Equity Fund



                                  INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of BT
Fund to solicit proxies to be voted at a special meeting of shareholders of BT
Fund. This meeting will be held at One South Street, Baltimore, MD 21202 on
Wednesday, September 29, 1999 at 10:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of BT Fund into MG Fund. This proxy statement and prospectus is being mailed to BT Fund's shareholders on or about August 21, 1999.

WHO IS ELIGIBLE TO VOTE?

BT Fund shareholders of record on July 22, 1999 are entitled to attend and vote at the meeting or any adjourned meeting. Each share of BT Fund outstanding on July 22, 1999 is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization.
If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

The following is a summary. More complete information appears later in this proxy statement. You should read the entire proxy statement and the enclosed exhibits carefully because they contain details that are not in the summary. The materials in the exhibits and the statement of additional information dated
August 21, 1999 for MG Fund and BT Fund are hereby incorporated by reference into this proxy statement and prospectus.

COMPARISON OF MG FUND TO BT FUND

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                                              MG Fund                                     BT Fund
--------------------------------------------------------------------------------------------------------------------
GENERAL                      A diversified series of Morgan Grenfell     A diversified series of BT Investment
                             Investment Trust ("MG Trust").  MG Trust    Funds ("BT Trust").  BT Trust is an
                             is an open-end management investment        open-end management investment company
                             company organized as a Delaware business    organized as a Massachusetts business
                             trust.                                      trust.
--------------------------------------------------------------------------------------------------------------------
INVESTMENT                   MG Fund invests directly in securities,     BT Fund is a feeder fund in a master-
STRUCTURE                    as described below.                         feeder structure, which means that it
                                                                         invests all of its assets in Global
                                                                         Emerging Markets Equity Portfolio ("BT
                                                                         Portfolio"), a series of BT Investment
                                                                         Portfolios. BT Portfolio has the same
                                                                         investment objective as BT Fund. All
                                                                         references to the BT Fund in this proxy
                                                                         statement include BT Portfolio where
                                                                         appropriate.
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AS OF JULY 22,   $                                           $
1999
--------------------------------------------------------------------------------------------------------------------
INVESTMENT                   Morgan Grenfell Investment Services Ltd.    Bankers Trust Company ("BT") is the
ADVISERS                     ("MGIS") is MG Fund's investment            investment adviser of the BT Portfolio in
                             adviser.  It is a subsidiary of Morgan      which the BT Fund invests.
                             Grenfell Asset Management, Ltd.



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                                              MG Fund                                     BT Fund
--------------------------------------------------------------------------------------------------------------------
CONTROL OF                   MGIS and BT are indirect wholly owned subsidiaries of Deutsche Bank AG, an
INVESTMENT ADVISERS          international commercial and investment banking group.
AND SUBADVISERS
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGERS           A portfolio management committee made up    Neil Jenkins, director of Morgan Grenfell
                             of professionals and analysts makes all     Investment Services Limited, and Julie
                             of MG Fund's investment decisions.          Wang, principal of Bankers Trust, are the
                                                                         portfolio managers for BT Fund.
--------------------------------------------------------------------------------------------------------------------
                                  INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------------------------------------------
INVESTMENT                   Capital appreciation.                       Long-term capital growth.
OBJECTIVES
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                    MG Fund invests at least 65% of its total   BT Fund invests at least 65% of its total
INVESTMENTS                  assets in the equity securities of          assets in stocks and other equity securities
                             growth-oriented companies located in        of companies in the world's emerging
                             emerging markets.                           markets.

                             An emerging market is defined as a          An emerging market is defined as one that
                             smaller, less experienced securities        has experienced comparatively little
                             market typically located in Latin           industrialization.
                             America, Europe, the Middle East, Africa
                             and Asia.

                             MG Fund may invest more than 25% of its     BT Fund normally does not invest more
                             assets in securities of companies           than 25% of its assets in securities of
                             located in each of Mexico and Brazil.       companies located in any single country.

                             MG Fund may invest up to 35% of its total   BT Fund may invest up to 35% of its
                             assets in cash, short-term securities and   assets in emerging market bonds and other
                             equity securities traded in developed       debt securities.
                             markets (including the U.S.)
--------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES            Each fund may invest in equity and equity related securities, including common stock, preferred stock, rights and warrants, convertible securities and sponsored or unsponsored ADRs, EDRs, GDRs and IDRs.
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL STRATEGIES         MG Fund's portfolio management team         BT Fund invests for the long term and
                             generally uses a "bottom-up" approach to    employs a strategy of growth at a
                             picking stocks.  This approach focuses on   reasonable price.  The portfolio manager
                             individual stock selection rather than      seeks to identify companies in emerging
                             country selection.  MG Fund focuses on      markets that combine strong potential for
                             undervalued stocks of companies with        earnings growth with reasonable
                             fast-growing earnings and superior          investment value.  These companies
                             near-to-intermediate term performance       typically exhibit increasing rates of
                             potential.                                  profitability and cash flow, yet their
                                                                         share prices compare favorably to those
                                                                         of other stocks in a given market and of
                                                                         their global peers.
--------------------------------------------------------------------------------------------------------------------

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                                              MG Fund                                     BT Fund
--------------------------------------------------------------------------------------------------------------------
                             The team uses an active process which       In evaluating stocks, BT Fund's portfolio
                             emphasizes fundamental company research     manager considers factors such as sales,
                             through financial analysis and company      earnings, cash flow and enterprise
                             visits. The team also uses a                value. Enterprise value is a company's
                             risk-controlled asset allocation process    market capitalization plus the value of
                             and attempts to add value at the regional   its net debt as well as other quantitative
                             level.                                      factors. These indicators of growth and value
                                                                         may identify companies with improving
                                                                         growth prospects before the market in
                                                                         general has taken notice.
--------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS            Each fund may invest in debt securities, bond and other debt instruments,
DEBT SECURITIES              including sovereign and supranational debt obligations.
--------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT               MG Fund's investments in debt securities    BT Fund will invest only in debt
QUALITY                      are not subject to any minimum credit       securities that have earned a rating of C
                             rating requirements.  Thus, MG Fund can     or better from S&P or Moody's or, if
                             invest up to 35% of its assets in           unrated, determined to be of comparable
                             securities rated below the top four         quality.  The fund will not invest more
                             long-term rating categories of a rating     than 5% of its assets in bonds or other
                             organization or determined by MGIS to be    debt securities rated BBB or lower by S&P
                             of comparable quality.  These below         or Baa or lower by Moody's.
                             investment grade securities are commonly
                             known as "junk bonds."
--------------------------------------------------------------------------------------------------------------------
BRADY BONDS                  Each fund may invest in Brady Bonds that have been issued by Argentina,
                             Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela.
                             ---------------------------------------------------------------------------------------
                             MG Fund may also invest in Brady Bonds
                             issued by the governments of Bulgaria,
                             the Dominican Republic, Ecuador, Jordan,
                             Panama and Poland.
--------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES          Each fund may invest up to 15% of its net assets in illiquid securities.
--------------------------------------------------------------------------------------------------------------------
INVESTMENT                   Each fund may invest in other investment companies to the extent permitted by the
COMPANIES                    Investment Company Act of 1940.
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES                  Each fund may:

                             (box)  Purchase and sell (write) put and call options on securities, securities indices and currencies.  These options may be traded on exchanges or over-the-
                                    counter.
                             (box)  Enter into futures contracts on securities, securities indices and currencies, and may purchase and write put and call options on these futures contracts.
                             (box)  Enter into forward contracts on currencies.
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES                  MG Fund may also:                           BT Fund may purchase options on any type
                             (box)  Purchase and write yield curve       of security that it may invest in, but
                                    options.                             may write securities options only if they
                             (box)  Enter into currency swaps and        are based on stocks.
                                    interest rate swaps, caps and
                                    floors.
--------------------------------------------------------------------------------------------------------------------
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                                       3

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                                              MG Fund                                     BT Fund
--------------------------------------------------------------------------------------------------------------------
                             MG Fund may engage in any of the above      BT Fund may purchase and write securities
                             derivatives transactions for both hedging   and index options for both hedging
                             and non-hedging purposes.                   purposes and non-hedging purposes, but
                                                                         may enter into other options, futures
                                                                         and forward contracts only for hedging
                                                                         purposes.
--------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE          Each fund may depart from its principal investment strategies in order to take a
POSITIONS                    temporary defensive position by investing up to 100% of its assets in U.S. or foreign government money market instruments or other short term debt securities.
--------------------------------------------------------------------------------------------------------------------
                           PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------
GENERAL                      You could lose money on your investment in either fund. There is no guarantee that either fund will achieve its investment objective.
--------------------------------------------------------------------------------------------------------------------
MANAGEMENT RISK              The value of each fund's shares depends in part on the ability of its adviser to assess economic conditions and investment opportunities. If the adviser's judgment about the attractiveness of various investments proves to be incorrect, a fund may underperform its stated benchmark or competing investments.
--------------------------------------------------------------------------------------------------------------------
STOCK MARKET RISK            As with any equity growth fund, the value of your investment in either fund will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.
--------------------------------------------------------------------------------------------------------------------
FOREIGN COUNTRY RISKS        Foreign investing involves higher risks than investing in U.S. markets because the value of each fund's investments depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. In addition:

                             (box) Foreign governments could expropriate or nationalize assets, impose withholding or other taxes on dividend or interest payments or capital gains and prohibit transactions in the country's currency.
                             (box) Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and requirements as U.S. companies.
                             (box) Foreign brokerage commissions and custodian fees are generally higher than those in the United States.
                             (box) Foreign countries' securities markets may be less liquid, more volatile and subject to less government regulation than U.S. securities markets.
--------------------------------------------------------------------------------------------------------------------
CURRENCY                     Each fund invests in foreign securities denominated in foreign currencies. A decline
RISK                         in the value of foreign currencies relative to the U.S. dollar will reduce the value of a fund's securities denominated in those currencies.
--------------------------------------------------------------------------------------------------------------------
EMERGING                     Emerging markets generally have less mature economic structures and less stable
MARKET RISKS                 political systems than more developed markets. Emerging markets may have high inflation and rapidly changing interest and currency exchange rates. Regulators in emerging market countries are more likely than those in developed countries to impose capital controls. Securities markets in these
                             countries tend to be more volatile and less liquid
                             than in developed countries.
--------------------------------------------------------------------------------------------------------------------
COUNTRY                      Since MG Fund may invest more than 25%      BT Fund does not concentrate
CONCENTRATION RISK           of its investments in Brazil and Mexico,    its investments in any one country.
                             it could be particularly susceptible to
                             adverse political and economic
                             developments in those countries.
--------------------------------------------------------------------------------------------------------------------
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                                       4


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                                              MG Fund                                     BT Fund
--------------------------------------------------------------------------------------------------------------------
RISKS ASSOCIATED             The value of bonds and other fixed income securities held by a fund will normally
WITH FIXED INCOME            decline when interest rates rise. The longer a fixed income security's duration and
SECURITIES                   the lower its credit quality, the more its value typically falls. The value of a fixed income security will also go down in value if the issuer defaults on its principal and interest payment obligations or has its credit rating downgraded.
--------------------------------------------------------------------------------------------------------------------
BELOW INVESTMENT GRADE       Investments in below investment grade securities are subject to a greater risk of
SECURITIES                   issuer default than higher rated securities. These securities are riskier because they are issued by companies and government entities that are not as financially secure as issuers of higher rated securities and are more sensitive to increases in interest rates, economic downturns and adverse market conditions.
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES RISKS            Derivatives used for hedging may not fully offset the underlying positions.
                             Derivatives transactions may not have the intended effects and may result in losses or missed opportunities.  Derivatives that involve leverage may magnify losses from adverse market developments.  In addition, there is the risk that a counterparty will fail to honor a contract's terms, which would deprive a fund of the hedging and other benefits of the contract.  Some derivatives, especially those not traded on an exchange, may become illiquid and difficult to value accurately.
--------------------------------------------------------------------------------------------------------------------
YEAR 2000 RISK               Many computer systems today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.  Each fund's investment adviser is taking steps designed to address the year 2000 problem and to obtain reasonable assurances that comparable steps are being taken by the fund's other major service providers.  Although there can be no assurance that these systems will be properly adapted in time for the year 2000, the advisers expect that they will be.  If an issuer of securities in either fund's portfolio is unable to resolve its year 2000 problems at a reasonable cost, these securities may go down in value.  If the adviser or its service providers do not succeed, it could materially affect shareholder services.
--------------------------------------------------------------------------------------------------------------------
                                 BUYING, EXCHANGING AND REDEEMING SHARES
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE              Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) on each business day.  Each fund's portfolio securities are valued either based on market quotations or if market quotations are unavailable, at fair value, which involves estimating a security's value based on information other than market quotations.
--------------------------------------------------------------------------------------------------------------------
CLASSES OF SHARES            MG Fund offers two classes of shares:       BT Fund has only one class of shares,
                             Institutional shares and Service shares.    which is offered without a sales charge.
                             Both Institutional and Service shares are
                             offered to the public without a sales
                             charge. Only Institutional shares are being
                             offered to BT Fund shareholders in this
                             proxy statement and prospectus.
--------------------------------------------------------------------------------------------------------------------
RULE 12B-1 AND               Institutional shares are not subject to     BT Fund shares are not subject to any
SERVICE FEES                 any Rule 12b-1 or service fee.              Rule 12b-1 or service fee.
--------------------------------------------------------------------------------------------------------------------
BUYING AND SELLING SHARES    Institutional shares: Institutions and      Investors may purchase or redeem
                             other investors may purchase and            shares either from authorized brokers or
                             redeem shares through brokers or by         directly from BT Fund.
                             dealing directly with MG Fund.
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                                       5


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
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                                              MG Fund                                     BT Fund
--------------------------------------------------------------------------------------------------------------------
Minimum investment           Institutional shares: $250,000              Initial:  $2,500
amounts                                                                  Subsequent:  $250
--------------------------------------------------------------------------------------------------------------------
Exchanging shares            Institutional shares may be exchanged       BT Fund shares may be exchanged for
                             for institutional shares of any other       shares of another BT mutual fund up to
                             Morgan Grenfell fund in amounts as low      four times a year without charge.
                             as $50,000.
--------------------------------------------------------------------------------------------------------------------

MG Fund will waive the minimum investment amount for any BT Fund account that, after the reorganization, contains less than the minimum investment amount required for MG Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of MG Fund or shares of BT Fund. The table also shows pro forma expenses of Institutional shares of MG Fund following the proposed reorganization.

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FOR THE YEAR ENDED [OCTOBER 31, 1998]                            MG FUND           MG FUND        BT FUND
                                                               (PRO FORMA)  INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                 None               None           None
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES BEFORE
EXPENSE LIMITATION(1)
(expenses deducted from fund assets)
-------------------------------------------------------------------------------------------------------------
Management fees                                                  1.00%              1.00%          1.10%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and/or service fees                         None               None           None
-------------------------------------------------------------------------------------------------------------
Other expenses                                                   0.52%              0.52%          9.61%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(1)                          1.52%              1.52%         10.71%
-------------------------------------------------------------------------------------------------------------

(1) MG Fund has an expense limitation which is voluntary and may be revoked at any time by MGIS, the fund's investment adviser. BT has agreed contractually for the 16-month period ending January 31, 2000 to waive its own fees and reimburse other BT Fund expenses so that the BT Fund's expenses will not exceed 1.90%. MGIS has agreed to waive for an indefinite period its own fees and reimburse other MG Fund expenses so that the MG Fund's expenses will not exceed 1.25% for Institutional shares.

                               THE REORGANIZATION

TERMS OF THE REORGANIZATION

The funds' trustees have approved an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

(box) The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on September 30, 1999, but may occur on any later date before December 31, 2000.

(box) Prior to the reorganization BT Fund will redeem its entire interest in BT Portfolio in exchange for a pro rata share of the portfolio securities and other assets of BT Portfolio. In the reorganization, BT Fund will transfer all of its assets to MG Fund, and in exchange MG Fund will assume BT Fund's liabilities and issue shares as described below.

(box) MG Fund will issue Institutional shares to BT Fund in an amount equal to the value of the assets received by MG Fund, less the liabilities assumed by MG Fund, in the transaction. These shares will immediately be distributed by BT Fund to BT Fund's shareholders in proportion to their holdings in BT Fund on the reorganization date. As a result, shareholders of BT Fund will become Institutional shareholders of MG Fund.

(box) The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.

(box)   After the reorganization is over, BT Fund will be terminated.

The following diagram shows how the reorganization will be carried out.

-------------------------                                 ----------------------
BT Fund transfers its                                        MG Fund receives
assets and liabilities to                                     assets from and
       MG Fund                                            assumes liabilities of
                                                                  BT Fund
-------------------------                                 ----------------------
 BT Fund shareholders            BT Fund receives                 MG Fund
   receive MG Fund               these shares and          Institutional shares
 Institutional shares         distributes them to its            are issued
                                  shareholders
-----------------------                                   ----------------------

TAX STATUS OF THE REORGANIZATION

The reorganization will be tax-free for federal income tax purposes and will not take place unless BT Fund and MG Fund receive from the law firm of Hale and Dorr LLP, a satisfactory opinion substantially to the effect that:

(box) The transfer of BT Fund's assets to MG Fund in exchange for Institutional shares of MG Fund and the assumption of BT Fund's liabilities, followed by the distribution of such shares to BT Fund's shareholders and the termination of BT Fund, will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(box) No gain or loss will be recognized by BT Fund upon (1) the transfer of all of its assets to MG Fund as described above or (2) the distribution by BT Fund of MG Fund Institutional shares to BT Fund's shareholders;

(box) No gain or loss will be recognized by MG Fund upon the receipt of BT Fund's assets solely in exchange for the issuance of MG Fund Institutional shares to BT Fund and the assumption of all of BT Fund's liabilities by MG Fund;

(box) The basis of the assets of BT Fund acquired by MG Fund will be, in each instance, the same as the basis of those assets in the hands of BT Fund immediately before the transfer;

(box) The tax holding period of the assets of BT Fund in the hands of MG Fund will include BT Fund's tax holding period for those assets;

(box) The shareholders of BT Fund will not recognize gain or loss upon the exchange of all their shares of BT Fund solely for MG Fund Institutional shares as part of the reorganization;

(box) The basis of MG Fund Institutional shares received by BT Fund's shareholders in the reorganization will be the same as the basis of the shares of BT Fund surrendered in exchange; and

(box) The tax holding period of the MG Fund Institutional shares received by BT Fund's shareholders will include, for each shareholder, the tax holding period of the shares of BT Fund surrendered in exchange, provided that the MG Fund Institutional shares were held as capital assets on the date of the exchange.

REASONS FOR THE PROPOSED REORGANIZATION

The board of trustees of BT Fund believes that the proposed reorganization will be advantageous to the shareholders of BT Fund for several reasons. The board of trustees considered the following matters, among others, in approving the reorganization in a meeting held on June 9, 1999.

OVERLAPPING INVESTMENT STRATEGY AND MARKET NICHE. BT Fund and MG Fund both have essentially identical investment objectives and invest primarily in the equity securities of companies in emerging markets. This is a highly specialized asset class appealing to a relatively narrow group of investors. U.S. mutual funds investing in emerging market equities accounted for less than __% of new sales of mutual fund shares in 1998. Due to the acquisition of BT by Deutsche Bank AG on June 4, 1999, both funds are now being marketed by the same sales force. Because offering each fund hinders the other fund's potential for asset growth, it is not advantageous to operate and market BT Fund separately from MG Fund.

GREATER DIVERSIFICATION. As described further below, the MG Fund is significantly larger than the BT Fund. Shareholders of both funds may be better served by a combined fund offering greater diversification. To the extent that combining the funds' assets into a single portfolio creates a larger asset base, MG Fund's investment portfolio can achieve greater diversification after the reorganization than is currently possible for either fund and particularly the significantly smaller BT Fund. Greater diversification is expected to benefit the shareholders of both funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

INVESTMENT PERFORMANCE. MG Fund Institutional shares received in the reorganization will provide BT Fund's shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. The BT Fund board of trustees also considered the performance history of each fund, which is shown in the table below. Although BT Fund outperformed MG Fund for the one-year period ended June 30, 1999, the trustees noted that BT Fund had only existed for one year and that market conditions during the one year period were extremely volatile. The trustees noted that the portfolio manager for BT Fund who had played an important role in achieving that performance record left and that the BT Fund's current portfolio manager had been with the BT Fund for less than six months. From January 1, 1999 through July 20, 1999, the difference in the two funds' performance narrowed. During this time period, MG Fund's performance was 37.16% and BT Fund's performance was 42.98%. The trustees considered the possibility that, in light of BT Fund's small asset size, BT Fund's initial one year performance record does not provide a sufficient period to adequately evaluate its performance in comparison with other emerging market funds. The trustees further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these funds, all shareholders may benefit by the greater diversification and the possibility of reduced expenses due to the combination of the funds.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                        MG FUND                     BT FUND
                                 INSTITUTIONAL SHARES
                                  (INCEPTION 2/1/94)         (INCEPTION 6/30/98)
--------------------------------------------------------------------------------
1 year ended 6/30/99                  12.85%                         29.90%
--------------------------------------------------------------------------------
5 years ended 6/30/99                (1.67)%                          N/A
--------------------------------------------------------------------------------
Inception through 6/30/99            (3.72)%                         29.90%
--------------------------------------------------------------------------------
Year to date (7/20/99)                37.16%                         42.98%
--------------------------------------------------------------------------------

POSSIBILITY OF REDUCED EXPENSES. A combined fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for BT Fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. As shown in the fee table in the Summary, the investment management fee rate and expense ratio of MG Fund Institutional shares are lower than those of BT Fund, both on a gross basis and after taking into account current fee waivers and expense reimbursements.

BENEFITS TO MG FUND. The board of trustees of MG Fund considered that the reorganization presents an excellent opportunity for MG Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities. This opportunity provides an economic benefit to MG Fund and its shareholders.

BENEFITS TO ADVISERS AND OTHER SERVICE PROVIDERS. The boards of trustees of both funds considered that the funds' advisers, administrators and distributors will also benefit from the reorganization. For example, the advisers and administrators might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer prospectuses, reports and regulatory filings. The trustees believe, however, that these savings will not amount to a significant economic benefit.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

SURRENDER OF SHARE CERTIFICATES. Shareholders of BT Fund whose shares are represented by one or more share certificates should, before the reorganization date, either surrender their certificates to BT Fund or deliver to BT Fund a lost certificate affidavit, in the form and accompanied by any surety bonds that BT Fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be cancelled, will no longer evidence ownership of BT Fund's shares and will evidence ownership of MG Fund Institutional shares. Shareholders may not redeem or transfer the MG Fund Institutional shares received in the reorganization until they have surrendered their MG Fund share certificates or delivered an Affidavit. MG Fund will not issue share certificates in the reorganization.

CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of BT Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by MG Fund of all its obligations under the Agreement and the receipt of an officers' certificate and an opinion of counsel from MG Fund (see Agreement, paragraph 6).

The obligation of MG Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including BT Fund's performance of all of its obligations under the Agreement and the receipt of certain financial and tax information, an officers' certificate and an opinion of counsel from BT Fund (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of BT Fund, in accordance with the provisions of BT Fund's declaration of trust and by-laws. The funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel to each fund as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

TERMINATION OF AGREEMENT. BT Fund or MG Fund may mutually agree to terminate the Agreement (even if the shareholders of BT Fund have already approved it) at any time before the reorganization date. Either fund may also terminate the Agreement if the other fund has breached any representation, warranty or agreement contained in the Agreement or if any condition to closing the reorganization cannot or will not be met.

EXPENSES OF THE REORGANIZATION. Bankers Trust Company has informed the funds that it will bear all costs of the reorganization except that BT Fund will bear the fees and expenses incurred in connection with its liquidation and termination. These liquidation and termination fees are expected to be approximately $5,000.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of April 30, 1999, and the PRO FORMA combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects PRO FORMA exchange ratios of approximately 1.90 MG Fund Institutional shares being issued for each share of BT Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of the following:

(box) The market value of the portfolio securities of both MG Fund and BT Fund between April 30, 1999 and the reorganization date.

(box) Changes in the amount of undistributed net investment income and net realized capital gains of MG Fund and BT Fund during that period resulting from income and distributions.

(box) Changes in the accrued liabilities of MG Fund and BT Fund during the same period.

-------------------------------------------------------------------------------------------------------------------
CAPITALIZATION AS                                                                             MG FUND
OF APRIL 30, 1999               BT FUND                    MG FUND                      PRO FORMA COMBINED(1)
                                -------                    -------                      ---------------------
                                               INSTITUTIONAL       SERVICE           INSTITUTIONAL       SERVICE
                                               -------------       -------           -------------       -------
NET ASSETS                   $3,330,622        $133,694,604         N/A            $137,025,226            N/A
NET ASSET VALUE PER SHARE    $12.03            $6.34                N/A             6.34                   N/A
SHARES OUTSTANDING            276,807           21,083,984          N/A             21,609,319             N/A
-------------------------------------------------------------------------------------------------------------------

(1) If the reorganization had taken place on April 30, 1999, BT Fund would have received 525,335 Institutional shares of MG Fund, which would have been available for distribution to the shareholders of BT Fund.

It is impossible to predict how many Institutional shares of MG Fund will actually be received and distributed by BT Fund on the reorganization date. The table should not be relied upon to determine the amount of MG Fund Institutional shares that will actually be received and distributed.

       COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

BT Fund is organized as a Massachusetts business trust. MG Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

LIMITATION OF SHAREHOLDERS' AND FUNDS' LIABILITY. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as BT Fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware statutory law may be considered to afford greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While it is frequently assumed that a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

LIMITATION OF TRUSTEE LIABILITY. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. These limitations on liability under Delaware law are generally consistent with those applicable to directors of a corporation under Delaware law and may be beneficial in attracting and retaining qualified persons to act as trustees.

SHAREHOLDER VOTING. Delaware law provides that a Delaware business trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit shareholder voting through computer or electronic media. For an investment company with a significant number of shareholders with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting.

DECLARATIONS OF TRUST. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that a Delaware business trust operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.


               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of the fund.

-------------------------------------------------------------------------------------------------------------------
         TYPE OF INFORMATION                                     HEADINGS IN PROSPECTUSES
-------------------------------------------------------------------------------------------------------------------
                                                      MG FUND                               BT FUND
-------------------------------------------------------------------------------------------------------------------
RISK/RETURN SUMMARY                     Fund Descriptions: Emerging Markets   Overview of the Institutional
                                        Equity                                Global Emerging Markets Equity Fund
-------------------------------------------------------------------------------------------------------------------
Investment objectives/goals             Investment Objective and Strategy     Goal
-------------------------------------------------------------------------------------------------------------------
Principal investment strategies         Investment Objective and Strategy,    Core Strategy, Investment Policies
                                        Principal Holdings                    and Strategies
-------------------------------------------------------------------------------------------------------------------
Principal risks of investing in the     Investment Risks, Who May Want to     Principal Risks of Investing in the
funds: narrative disclosure             Invest                                Fund, Who Should Consider Investing
                                                                              in the Fund
-------------------------------------------------------------------------------------------------------------------
Principal risks of investing in the     Fund Performance                      Total Returns, After Fees and
funds: risk/return bar chart and table                                        Expenses
-------------------------------------------------------------------------------------------------------------------
Fee table                               Shareholder Expenses                  Annual Fund Operating Expenses
-------------------------------------------------------------------------------------------------------------------
BODY OF PROSPECTUS                                                            A Detailed Look at the
                                                                              Institutional Global Emerging
                                                                              Markets Equity Fund
-------------------------------------------------------------------------------------------------------------------
Investment objectives, principal        More About Risk                       Objective, The Case for Emerging
investment strategies and related                                             Markets, Strategy, Principal
risks                                                                         Investments, Investment Process,
                                                                              Risks
-------------------------------------------------------------------------------------------------------------------
Management: investment                  Investment Adviser                    Management of the Fund
adviser and portfolio manager
-------------------------------------------------------------------------------------------------------------------
Shareholder information:                Managing Your Investment: Buying      Calculating the Fund's Share Price
pricing of fund shares                  and Selling Shares: How Shares are
                                        Priced
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
         TYPE OF INFORMATION                                     HEADINGS IN PROSPECTUSES
-------------------------------------------------------------------------------------------------------------------
                                                      MG FUND                               BT FUND
-------------------------------------------------------------------------------------------------------------------
Shareholder information:                Managing Your Investment:             Buying and Selling Fund Shares
purchase of fund shares                 Buying and Selling Shares:
                                        Buying and Selling Shares
                                        Through a Plan, Buying and
                                        Selling Shares Through a Broker,
                                        Buying and Selling Shares
                                        Directly, Payment of
                                        Redemption Proceeds
---------------------------------------
Shareholder information:
redemption of fund shares
-------------------------------------------------------------------------------------------------------------------
Shareholder information:                Managing Your Investment: Holding     Dividends and Distributions, Tax
dividends and distributions; tax        Shares: Dividends and                 Considerations
consequences                            Distributions, Tax Considerations
-------------------------------------------------------------------------------------------------------------------
Financial highlights                    Financial Highlights                  Financial Highlights
information
-------------------------------------------------------------------------------------------------------------------

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of BT Fund, including the trustees who are not "interested persons" of either fund or any of their advisers ("independent trustees"), approved the reorganization at a meeting held on June 9, 1999. In particular, the board determined that the reorganization was in the best interests of BT Fund and that the interests of BT Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of MG Fund, including the independent trustees, approved the reorganization at a meeting held on June 9, 1999. The board also determined that the reorganization was in the best interests of MG Fund and that the interests of MG Fund's shareholders would not be diluted as a result of the reorganization.

  ----------------------------------------------------------------------------
  THE BOARD OF TRUSTEES OF BT FUND RECOMMENDS THAT THE SHAREHOLDERS OF BT FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.
  ----------------------------------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of BT Fund outstanding on the record date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of BT Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of BT Fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the BT Fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the BT Fund.

Shares of BT Fund represented in person or by proxy, including shares which abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. These include proxies submitted by a broker or nominee holding shares in "street name" who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Accordingly, an abstention from voting or a "broker non-vote" has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, BT Fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the trustees, officers and employees of BT Fund or by personnel of BT or ICC Distributors, Inc., the distributor of BT Fund's shares. Shareholder Communications, a third party solicitation firm, has agreed to provide proxy solicitation services to BT Fund at a cost of approximately $_______, all of which will be borne by BT. [If BT Fund records votes through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.]

REVOKING PROXIES

A BT Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

(box) By filing a written notice of revocation with BT Fund's transfer agent, or

(box) By returning before the time of the meeting a duly executed proxy with a later date than the proxy being revoked, or

(box) If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of BT Fund at the meeting at any time before it is voted.

Being present at the meeting alone will NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of July 22, 1999, _______shares of BT Fund were outstanding. Only shareholders of record on July 22, 1999 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of BT Fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

BT Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of BT Fund's shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE VOTING

In addition to soliciting proxies by mail, by fax or in person, BT Fund may also arrange to have votes recorded by telephone by officers and employees of BT Fund or by personnel of BT or ICC Distributors, Inc.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the funds, as of July 22, 1999, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of BT Fund and MG Fund (before the reorganization) and would own, (after the reorganization), 5% or more of the shares of the MG Fund.

-------------------------------------------------------------------------------------------------------------------
 NAMES AND ADDRESSES OF OWNERS     BT FUND                 MG FUND                            MG FUND
   OF MORE THAN 5% OF SHARES                       (BEFORE REORGANIZATION)            (AFTER REORGANIZATION)

                                              ---------------- ----------------- ---------------- -----------------
                                               Institutional       Service        Institutional       Service
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

[Identify separately any control persons (25% or greater)]

[As of July 22, 1999, the trustees and officers of BT Fund and MG Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.]

                                     EXPERTS

The financial statements and the financial highlights of BT Fund as of September 30, 1998 and for the period then ended and of MG Fund as of October 31, 1998 and for the period/years in the period then ended are incorporated by reference into this proxy statement and prospectus. These financial statements and highlights for each of BT Fund and MG Fund have been audited by PricewaterhouseCoopers LLP, independent accountants for each fund, as stated in the reports appearing in the respective Annual Report to shareholders which is incorporated by reference in the statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as an expert in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                               Form of Proxy Card

                               BT INVESTMENT FUNDS
                     BT GLOBAL EMERGING MARKETS EQUITY FUND
                      One South Street, Baltimore, Maryland

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
           10:00 a.m., Eastern time, on Wednesday, September 29, 1999

         The undersigned hereby appoints [___________________], [_____________________] and {__________________], and each of them, with full power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
      RESPECT TO THE BT GLOBAL EMERGING MARKETS EQUITY FUND. THE BOARD OF
                   TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL I.


The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the notice and the Proxy Statement, dated August 21, 1999 (the "Proxy Statement"), is hereby acknowledged.


To vote by Telephone

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Of to the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please mark boxes in blue or black ink.

I. Approval of agreement and plan of reorganization between BT Global Emerging Markets Equity Fund and Morgan Grenfell Emerging Markets Equity Fund ("MG Fund"), pursuant to which: (a) BT Fund would transfer all of its assets to MG Fund in exchange for MG Fund's assumption of BT Fund's liabilities and the issuance of Institutional shares of MG Fund to be distributed pro rata to BT Fund shareholders, and (b) BT Fund would be terminated.
                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]



--------------------------------------------------------------------------------
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




                                ------------------------------------------------
                                (Title or Authority)


                                ------------------------------------------------
                                (Signature)


                                ------------------------------------------------
                                (Signature)

                                Dated: [_________________________________], 1999
                                (Joint owners should EACH sign. Please sign
                                EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below).


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

BT GLOBAL EMERGING MARKETS EQUITY FUND
One South Street
Baltimore, MD  21202

August __, 1999

Dear Fellow Shareowner,

I am writing to let you know that a meeting will be held September 29, 1999 for shareowners to vote on an important proposal for BT Global Emerging Markets Equity Fund (the "Fund"). As a shareowner in the Fund, you have the opportunity to voice your opinion on this matter.

This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card. Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain more votes with additional mailings or phone solicitations. Both of these are costly processes.

[SIDE:   VOTING YOUR SHARES BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS
ENCLOSED.]

The proposal has been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposal is fair and reasonable. The Trustees recommend that you vote FOR the proposal. HERE IS WHAT A VOTE FOR THE PROPOSAL MEANS.


[SIDE:   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.]

[SIDE:   THE PROPOSAL:]

APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE FUND AND MORGAN GRENFELL EMERGING MARKETS EQUITY FUND ("MG Fund"), allowing the Fund to transfer all of its assets and liabilities to MG Fund in exchange for Institutional shares of MG Fund.

If the Proposal is approved, shareowners of the Fund will receive Institutional shares of MG Fund, of the same total value. The Trustees believe the proposed changes will help current shareowners by offering them a more diversified investment in a larger fund with a lower expense ratio. The reorganization will be tax-free for shareowners and the Funds.

The Funds have similar investment objectives: both seek capital appreciation from investments in equity securities of companies located in emerging market countries. The Trustees expect that Fund shareowners will receive the same investment advantages as they currently have, yet with the potential for higher returns given MG Fund's larger more diversified portfolio and lower expenses.

[SIDE:   PLEASE VOTE!  YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY
SHARES YOU OWN.]

[SIDE:   CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD.  PLEASE MAIL
YOUR COMPLETED AND SIGNED PROXY AS QUICKLY AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED.]

Please feel free to call Bankers Trust Company at 1-800-___-____ if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

Sincerely,


/s/ John Y. Keffer
John Y. Keffer
President and Chief Executive Officer

                                                                       Exhibit A

                                                               H&D Draft 7/19/99


                      AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____th day of __________, 1999, among (i) Morgan Grenfell Investment Trust (the "Morgan Grenfell Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 885 Third Avenue, New York, New York 10022, on behalf of Morgan Grenfell Emerging Markets Equity Fund (the "Acquiring Fund"), a series of the Morgan Grenfell Trust , and (ii) BT Investment Funds (the "BT Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Global Emerging Markets Equity Fund (the "Acquired Fund"), series of the BT Trust.

      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of Institutional Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Morgan Grenfell Trust and the BT Trust are each registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

      WHEREAS, the Board of Trustees of the Morgan Grenfell Trust has determined that the exchange of all of the assets and certain of the liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

      WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets and certain of the liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets transferred to Acquiring Fund as set forth in paragraph
1.2 to the Acquiring Fund free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value

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                                                               H&D Draft 7/19/99


of the Acquired Fund's net assets transferred to Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (ii) to assume certain scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

            (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Bankers Trust Company, as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

      1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

      1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

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                                                               H&D Draft 7/19/99


      1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of The Commonwealth of Massachusetts and in accordance with its governing documents.

2.    VALUATION

      2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquired Fund.

      2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

      2.3. All computations of value shall be made by Brown Brothers Harriman & Co. in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be September 30, 1999, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Bankers Trust Company, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

      3.2. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

      3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Investment Portfolios shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the BT Trust. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the BT Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

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                                                               H&D Draft 7/19/99


4.    REPRESENTATIONS AND WARRANTIES

      4.1. The BT Trust and the Acquired Fund represent and warrant to the Morgan Grenfell Trust and the Acquiring Fund as follows:

      (a) The Acquired Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The BT Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

      (c) The BT Trust is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Trust is a party or by which it is bound;

      (d) The BT Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to the BT Trust or to the Acquired Fund prior to the Closing Date;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the BT Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The BT Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the BT Trust's ability to consummate the transactions herein contemplated;

      (f) The Statement of Assets and Liabilities of the Acquired Fund as of September 30, 1998, has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

      (g) Since September 30, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

      (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

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                                                               H&D Draft 7/19/99


      (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such for its final taxable year ending on the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

      (k) At the Closing Date, the BT Trust in respect of the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933 (the "Securities Act"), other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

      (1) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the BT Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the Morgan Grenfell Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the BT Trust in respect of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

      (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the registration statement on Form N-14 of the Acquiring Fund (the "Registration Statement") (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

      (q) The prospectus of the Acquired Fund dated January 31, 1999, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

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                                                               H&D Draft 7/19/99


      4.2. The Morgan Grenfell Trust and the Acquiring Fund represent and warrant to each of the other parties hereto as follows:

      (a) The Acquiring Fund is a series of the Morgan Grenfell Trust, which is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Morgan Grenfell Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The current prospectus of and statement of additional information of the Morgan Grenfell Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) At the Closing Date, the Morgan Grenfell Trust will have good and marketable title to the Acquiring Fund's assets;

      (e) The Morgan Grenfell Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Morgan Grenfell Trust is a party or by which it is bound;

      (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Morgan Grenfell Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Morgan Grenfell Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the Morgan Grenfell Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Morgan Grenfell Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

      (g) The Statement of Assets and Liabilities of the Acquiring Fund as of October 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

      (h) Since October 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

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                                                               H&D Draft 7/19/99


      (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such on the Closing Date;

      (k) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

      (1) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Morgan Grenfell Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Morgan Grenfell Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

      (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) The information contained in the Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

      (p) The Morgan Grenfell Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.    COVENANTS OF EACH OF THE PARTIES

      5.1. The BT Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 8.6 hereof), in each case payable either in cash or in additional shares.

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                                                               H&D Draft 7/19/99


      5.2. The Morgan Grenfell Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

      5.3. The BT Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.6. Subject to the provisions of this Agreement, the BT Trust, on behalf of the Acquired Fund, and the Morgan Grenfell Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the BT Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the BT Trust.

      5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in the Registration Statement, in compliance with the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), and the Investment Company Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      6.1. All representations and warranties made in this Agreement by or on behalf of the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2. The Morgan Grenfell Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on

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                                                               H&D Draft 7/19/99


behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

      6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Hale and Dorr LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Daniel O. Hirsch, Secretary of the Acquired Fund, covering the following points: That

      (i) the Acquiring Fund is a series of the Morgan Grenfell Trust, which is a business trust validly existing and in good standing under the laws of the State of Delaware and has the power, under its Declaration of Trust, to own all of its properties and assets and to carry on its business as described in its current prospectus and statement of additonal information;

      (ii) this Agreement has been duly authorized, executed and delivered by the Morgan Grenfell Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the BT Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Morgan Grenfell Trust enforceable against the Morgan Grenfell Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

      (iii) the Acquiring Fund Shares to be issued to the Acquired Fund and delivered to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

      (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of The Declaration of Trust or By-laws of the Morgan Grenfell Trust; and

      (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Morgan Grenfell Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act, and such as may be required under state securities law.

      Such counsel may rely, as to matters governed by the laws of the State of Delaware, on an opinion of Delaware counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the BT Trust on the behalf of the Acquired Fund may reasonably request. Finally, such opinion need not opine with respect to the applicability of Section 17(a) under the Investment Company Act or Rule 17a-8 thereunder.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties made in this Agreement by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the BT Trust's Treasurer or Assistant Treasurer on behalf of the Acquired Fund; and

                                                               H&D Draft 7/19/99


      7.3. The BT Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

      7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to Joan A. Binstock, Secretary of the Acquiring Fund, covering the following points: That

      (i) the Acquired Fund is a series of the BT Trust, which is a business trust validly existing and in good standing under the laws of The Commonwealth of Massachusetts [and has the power, under its Declaration of Trust, to own all of its properties and assets and to carry on its business as described in its current prospectus and statement of additional information];

      (ii) this Agreement has been duly authorized, executed and delivered by the BT Trust on behalf of the Acquired Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Morgan Grenfell Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the BT Trust enforceable against the BT Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

      (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Declaration of Trust or By-laws of the BT Trust; and

      (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the BT Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act, and such as may be required under state securities laws.

Such counsel may rely, as to matters governed by the laws of The Commonwealth of Massachusetts, on an opinion of Massachusetts counsel. [Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Morgan Grenfell Trust on the behalf of the Acquiring Fund may reasonably request.] Finally, such opinion need not opine with respect to the applicability of Section 17(a) under the 1940 Act or Rule 17a-8 thereunder.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the BT Trust's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

      8.5. The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

      8.6. The parties shall have received a favorable opinion of Hale and Dorr LLP, addressed to the Morgan Grenfell Trust in respect of the Acquiring Fund and addressed to the BT Trust in respect of the Acquired Fund and satisfactory to Joan A. Binstock and Daniel O. Hirsch, as Secretary of each of the parties, respectively, substantially to the effect that for federal income tax purposes:

      (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the

                                                               H&D Draft 7/19/99


termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code;

      (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

      (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

      (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

      (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

      (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

      (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

      (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

      Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 8.6.

      8.7 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself that are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.7.

9.    BROKERAGE FEES AND EXPENSES

      9.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2. The parties have been informed by Bankers Trust Company that Bankers Trust Company will pay for all expenses incurred in connection with the Reorganization except that the Acquired Fund shall be liable for its fees and expenses incurred in connection with its liquidation and termination.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 8.7 hereof and that this Agreement constitutes

                                                               H&D Draft 7/19/99


the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

      11.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund; (ii) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (iii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the BT Trust pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund at 885 Third Avenue, New York, New York 10022.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the Morgan Grenfell Trust and the BT Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers,

                                                               H&D Draft 7/19/99


agents or employees personally, but bind only the trust property of the Morgan Grenfell Trust or the BT Trust, as the case may be, as provided in the trust instruments of the Morgan Grenfell Trust and the BT Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Morgan Grenfell Trust and the BT Trust, and this Agreement has been executed by authorized officers of the Morgan Grenfell Trust and the BT Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Morgan Grenfell Trust and the BT Trust, as the case may be, as provided in the Declaration of Trust of the Morgan Grenfell Trust and the BT Trust, respectively.

                                                               H&D Draft 7/19/99


      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.



Attest:                            BT INVESTMENT FUNDS on behalf of
                                   GLOBAL EMERGING MARKETS EQUITY FUND


By:   __________________________   By:   __________________________
Name:  Daniel O. Hirsch            Name: __________________________
Title: Secretary                   Title:__________________________



Attest:                            MORGAN GRENFELL INVESTMENT TRUST
                                   on behalf of
                                   MORGAN GRENFELL EMERGING MARKETS
                                   EQUITY FUND


By:   __________________________   By:   __________________________
Name:  Joan A. Binstock            Name: __________________________
Title: Secretary                   Title:__________________________

--------------------------------------------------------------------------------
Global Emerging Markets Equity Fund                                    Exhibit B

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated for the Global Emerging Markets Equity Fund. The information for the period ended September 30, 1998 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report.


                                                                                         For the period
                                                                    For the six         June 30, 1998(3)
                                                                   months ended             through
                                                                  March 31, 1999(1)    September 30, 1998
                                                                  -----------------    ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period .............................    $  8.04              $ 10.00
                                                                      -------              -------
Income from Investment Operations
   Net Investment Income .........................................       0.03                 0.03
   Net Realized and Unrealized Gain (Loss) on Investment,
     Foreign Currency, and Forward Foreign Currency Contracts ....       2.53                (1.99)
                                                                      -------              -------
Total Gain (Loss) from Investment Operations .....................       2.56                (1.96)
                                                                      -------              -------
Net Asset Value, End of Period ...................................    $ 10.60              $  8.04
                                                                      =======              =======
Total Investment Return ..........................................      31.84%              (19.60)%

Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ......................    $ 2,701               $ 1,937
   Ratios to Average Net Assets:
      Net Investment Income ......................................       0.75%(2)             1.67%(2)
      Expenses, Including Expenses of the
        Global Emerging Markets Portfolio ........................       1.90%(2)             1.90%(2)
      Decrease Reflected in Above Expense Ratio Due
        to Absorption of Expenses by Bankers Trust ...............       4.08%(2)            10.64%(2)

-------------
(1) Unaudited
(2) Annualized
(3) Commencement of operations

                                                                       EXHIBIT C

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Morgan Grenfell thank you for investing in our family of mutual funds.

We are pleased to announce that several of these funds have been recognized by Morningstar(1) for their strong investment processes and performance. Most notably, Morgan Grenfell's fixed income team, headed by David Baldt and including Gary Bartlett, Warren Davis, Thomas Flaherty, Christopher Gagnier, Timothy Vile, Daniel Taylor and Daniel Scholl, continues to produce consistent, superior results long after being named FIXED INCOME MANAGER OF THE YEAR (1997) by Morningstar.

As of October 1998,

    - The Morgan Grenfell Fixed Income Fund was rated 4 stars out of 1,499 fixed income funds.

    - The Morgan Grenfell Municipal Bond Fund was rated 5 stars out of 1,586 municipal bond funds.

    - The Morgan Grenfell Short-Term Fixed Income Fund was rated 5 stars out of 1,499 fixed income funds.

    - The Morgan Grenfell Short-Term Municipal Bond Fund was rated 5 stars out of 1,586 municipal bond funds.

In addition to providing you with well-managed funds, we strive to provide you with efficiently managed funds. For this reason, all of Morgan Grenfell's mutual funds are no-load, and we have capped their total expense ratios regardless of fund size or investment mandate. We believe that attractively priced funds are another benefit of investing with Morgan Grenfell.

Commencing October 13, 1998, Morgan Grenfell was appointed as Administrator to the Trust. We believe this change will create greater efficiencies and enhanced service to you the shareholders. It is not anticipated that this change will impact the Funds' present net expense structure.

Our continuing goal is to provide you with high-quality investment management across a broad range of specialized mutual funds. In the pages that follow you will find a discussion of the funds' investment performance as written by the portfolio management teams. The analyses highlight key factors influencing recent fund performance and are followed by detailed financial statements for the annual period ending October 31, 1998.

Thank you again for your continued support and confidence in Morgan Grenfell.

Sincerely,

/s/ James E. Minnick

James E. Minnick
President,
Morgan Grenfell Investment Trust

------------------------
(1) Morningstar ratings reflect historical risk-adjusted performance. They are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury Bill returns. The top 10% of the funds in the investment category receive a five-star rating, and the next 22.5% receive a four-star rating.

TABLE OF CONTENTS
--------------------------------------------------------------------------------



Management's Discussion and Analysis of Fund
    Performance.........................................          1
Schedule of Investments.................................         22
Statement of Assets and Liabilities.....................         80
Statement of Operations.................................         82
Statement of Changes in Net Assets......................         84
Financial Highlights....................................         87
Notes to Financial Statements...........................         89
Report of Independent Accountants.......................         98

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAX-EXEMPT FIXED INCOME FUNDS
- MUNICIPAL BOND FUND
- SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW

    The continued deterioration in the world's economic markets, especially evident in Asia, Latin America and Russia, and the resulting drop in the U.S. stock market since mid-July, has caused global investors to pour money into the safe haven of U.S Treasuries. This high demand drove the price of Treasuries up while forcing yields to their lowest level in over thirty years.
    Meanwhile, municipal bond yields have stayed relatively constant because foreign investors do not benefit from U.S. municipals, and domestic investors were reluctant to buy municipal bonds with yields less than 5%.
    Additionally, the volume of issuance in the municipal bond market is setting record levels as state and local governments have been refunding old debt and issuing new debt to address neglected or required capital needs. This oversupply has forced bonds to be priced attractively in order to sell in the market.
    The combination of high demand for Treasuries and an oversupply in the municipal market has led to a situation where municipal yields are high relative to Treasury yields. There have only been a few times over the past thirty years where the yield ratio of municipals to Treasuries has been this attractive.

MUNICIPAL BOND FUND

    Since the inception of the Morgan Grenfell Municipal Bond Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long term bonds in order to obtain that high level of income.
    In pursuit of this goal, we have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls.
    In the current market environment, however, longer maturities represented better value than shorter-term issues in many cases. To capture this value, we extended slightly the duration of the Municipal Bond Fund, without taking significant interest-rate risk.
    We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive investment opportunities and have invested in these securities.

                 ----------------------------------------------

                              MUNICIPAL BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                     AVERAGE ANNUAL TOTAL RETURN
                           1 Year     3 Year     5 Year     Inception
                           Return     Return     Return      to Date

Municipal Bond,
 Institutional Shares*      6.58%      6.99%      6.29%       8.38%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                MORGAN GRENFELL      LEHMAN 5 YEAR          LIPPER INTERMEDIATE
             MUNICIPAL BOND FUND,     G.O. INDEX        MUNICIPAL DEBT FUNDS INDEX
             INSTITUTIONAL SHARES
12/31/91           $250,000           $250,000                 $250,000
10/92              $271,878           $263,497                 $262,475
10/93              $311,837           $288,358                 $293,027
10/94              $311,394           $286,764                 $285,643
10/95              $345,433           $316,453                 $316,892
10/96              $369,321           $331,663                 $331,121
10/97              $396,960           $353,260                 $354,034
10/98              $423,082           $376,284                 $378,144


*COMMENCED OPERATIONS ON DECEMBER 13, 1991. PERFORMANCE BEGINS ON DECEMBER 31,
 1991 FOR COMPARATIVE DATA.
NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                      MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                                        1 Year     Inception
                                        Return      to Date

Municipal Bond, Service Shares*          6.42%       6.11%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                MORGAN GRENFELL                              LIPPER INT
             MUNICIPAL BOND FUND,       LEHMAN 5 YEAR      MUNICIPAL DEBT
                SERVICE SHARES           G.O. INDEX          FUND INDEX

7/31/97            $250,000               $250,000            $250,000
10/97              $253,038               $252,454            $251,875
10/98              $269,275               $268,908            $269,028


*COMMENCED OPERATIONS ON JULY 30, 1997. PERFORMANCE BEGINS ON JULY 31, 1997 FOR
 COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


SHORT-TERM MUNICIPAL BOND FUND

    The Morgan Grenfell Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a very short duration. It is intended to provide investors with an attractive investment alternative to lower yield tax-free money market funds. We achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.
    During this period, we added value through individual security selection of attractively priced bonds. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive investment opportunities and have invested in these securities. The declining interest rate environment was also favorable.

                 ----------------------------------------------

              SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------



                  AVERAGE ANNUAL TOTAL RETURN
                                1 Year     3 Year     Inception
                                Return     Return      to Date

Short-Term Municipal Bond,
 Institutional Shares*           5.51%      6.12%       6.24%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                     MORGAN GRENFELL SHORT TERM             IBC ALL TAX-FREE          LIPPER SHORT TERM
             MUNICIPAL BOND FUND, INSTITUTIONAL SHARES           AVERAGE          MUNICIPAL DEBT FUND INDEX

3/31/95                      $250,000                           $250,000                   $250,000
10/95                        $259,104                           $254,888                   $258,943
10/96                        $274,418                           $262,567                   $269,172
10/97                        $293,491                           $270,601                   $281,823
10/98                        $309,665                           $278,714                   $295,632


*COMMENCED OPERATIONS ON MARCH 6, 1995. PERFORMANCE BEGINS ON MARCH 31, 1995 FOR
 COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                 SHORT-TERM MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------



                           TOTAL RETURN
                                                         Inception
                                                          to Date

Short-Term
 Municipal Bond,
 Service Shares*                                           4.81%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL SHORT          IBC ALL           LIPPER SHORT
              TERM MUNICIPAL BOND      TAX-FREE AVERAGE      TERM MUNICIPAL
             FUND, SERVICE SHARES                            DEBT FUND INDEX

12/31/97            $250,000               $250,000             $250,000
10/98               $260,329               $256,129             $259,925


*COMMENCED OPERATIONS ON DECEMBER 3, 1997. PERFORMANCE BEGINS ON DECEMBER 31,
 1997 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe the municipal market continues to represent good value for investors. Given the uncertainty in worldwide financial markets and an oversupply in the municipal market, municipal bonds will most likely continue to represent an excellent value through the last quarter of this year.
    As the volume of new municipals being brought to market subsides next year, municipal bond prices should rally as investors bid up the smaller supply of available bonds. This should cause municipal yields to come more into line with their historical relationship to U.S. Treasury yields.

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
- FIXED INCOME FUND
- SHORT-TERM FIXED INCOME FUND

MARKET REVIEW

    During the third quarter of 1998, the U.S. investment grade bond universe was indiscriminately repriced as a result of rapidly spreading risk aversion at all levels of the financial markets. The main beneficiary of the resulting "flight to quality" was the U.S. Treasury market.
    The entire on-the-run Treasury yield curve finished the quarter below 5% for the first time since the 1960s. However, the price performance of Treasuries masked what was one of the most violently negative quarters for spread product in recent memory.
    The U.S. Treasury yield curve steepened during the quarter, with the spread between the 2 year note and 30 year bond widening from 15 basis points on 6/30/98 to 70 basis points on 9/30/98. The steepening owes not only to market anticipation of further easing by the Federal Reserve (after the late September 25 bp ease), but also to the liquidity preference expressed by investors and financial intermediaries. By the end of September, the front end of the U.S. Treasury curve was the only market wherein liquidity had not been noticeably depleted.
    The severe damage inflicted on the market's biggest risk takers (ie, leveraged hedge funds) necessitated an unwinding of leveraged positions across the globe. This amplified the premiums assigned to higher-risk investments in all markets. As a result, the corporate bonds of most financial institutions underperformed their more defensive utility and industrial counterparts.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

FIXED INCOME FUND

    The Morgan Grenfell Fixed Income Fund posted returns generally in line with the index, as relatively weak performance in some sectors was offset by strong performance in others.
    In the Corporate sector, our allocation to Financial issues, particularly those of brokerage firms, hurt Fund performance. Our allocation to Asset-backed Securities was also detrimental.
    These negatives were offset by positions in Insured Utilities, Mortgages and Taxable Municipals. Insured Utilities were the top-performing Corporate asset class; they outperformed even Treasuries during the third financial quarter. We had a relatively significant allocation to bonds in this sector.
    In addition, our focus on structure in the Mortgage sector helped limit the Fund's downside, despite our longer duration. Our investments in Taxable Municipal securities produced positive performance relative to Corporates, although not relative to Treasuries.
    The Fund also benefited from an active trading strategy. This added value to the Fund throughout the period.

                 ----------------------------------------------

                               FIXED INCOME FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                     AVERAGE ANNUAL TOTAL RETURN
                           1 Year     3 Year     5 Year     Inception
                           Return     Return     Return      to Date

Fixed Income,
 Institutional Shares*      8.25%      7.92%      7.01%       8.45%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND INSTITUTIONAL SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                                                         LIPPER INTERMEDIATE
                 MORGAN GRENFELL            LEHMAN            INVESTMENT
                   FIXED INCOME            AGGREGATE          GRADE BOND
            FUND, INSTITUTIONAL SHARES    BOND INDEX          FUND INDEX

9/18/92             $250,000               $250,000            $250,000
10/92               $249,493               $247,060            $246,918
10/93               $292,725               $276,385            $275,758
10/94               $285,160               $266,242            $265,500
10/95               $326,709               $307,909            $303,015
10/96               $347,218               $325,922            $319,681
10/97               $379,354               $354,896            $346,438
10/98               $410,647               $388,043            $374,742


*COMMENCED OPERATIONS ON SEPTEMBER 18, 1992.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                       FIXED INCOME FUND, SERVICE SHARES
                 ----------------------------------------------



                           TOTAL RETURN
                                                         Inception
                                                          to Date

Fixed Income,
 Service Shares*                                           5.28%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, SERVICE SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL      LEHMAN AGGREGATE      LIPPER INTERMEDIATE
              FIXED INCOME,          BOND INDEX              INVESTMENT
             SERVICE SHARES                               GRADE BOND INDEX

2/28/98        $250,000               $250,000                $250,000
10/98          $263,627               $266,146                $264,075


*COMMENCED OPERATIONS ON FEBRUARY 11, 1998. PERFORMANCE BEGINS ON FEBRUARY 28,
 1998 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

SHORT-TERM FIXED INCOME FUND

    The Morgan Grenfell Short-Term Fixed Income Fund purchases short-term investment grade securities, providing a high level of income with limited price volatility.
    The Fund generated strong investment performance relative to its benchmark, the Merrill Lynch 6-month Treasury Bill Index. The recent decline in short-term interest rates in response to the Federal Reserve Board's move to an easing posture contributed positively to performance.
    In addition to the beneficial interest rate decline, high-yielding, high-quality Mortgage-Backed Securities augmented the Fund's income generation. We view structured Mortage-Backed Securities that have relatively stable, short retirement periods as the optimal investment for short-term investment horizons.

                 ----------------------------------------------

                          SHORT-TERM FIXED INCOME FUND
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                           1 Year     3 Year     Inception
                           Return     Return      to Date

Short-Term Fixed Income*    6.85%      6.53%       6.45%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES, VERSUS THE MERRILL LYNCH 6-MONTH TREASURY BILL INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MORGAN GRENFELL SHORT        MERRILL LYNCH 6       LIPPER SHORT INVESTMENT
             TERM FIXED INCOME FUND      MONTH T-BILL INDEX      GRADE DEBT FUNDS INDEX

3/13/95             $250,000                 $250,000                     $250,000
10/95               $259,572                 $259,881                     $265,948
10/96               $275,425                 $274,167                     $280,655
10/97               $293,670                 $289,574                     $299,122
10/98               $313,798                 $306,126                     $316,800

*COMMENCED OPERATIONS ON MARCH 13, 1995.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    The current environment is one that offers fixed income investors many challenges and many opportunities. Relative value opportunities abound given the indiscriminate spread widening that has occurred. In all sectors, individual issues have been painted with the broad brush of uncertain expectations, regardless of their relative underlying creditworthiness.
    In addition, a recession seems to be priced into the market already. Therefore, barring a deflationary depression, spread product should outperform mildly near term.
    We believe that liquidity will return to the fixed income markets, albeit slowly. Recognizing this, we are prepared to act decisively to capture a measure of the unprecedented value that exists in the high quality, U.S. investment grade bond universe. As bottom-up security selectors, the present environment, while challenging, offers relative value opportunities unlike any that have been available in the fixed income markets in recent years.

TAXABLE FIXED INCOME FUNDS:
HIGH YIELD
- HIGH YIELD BOND FUND

MARKET REVIEW

    Riskier asset classes have suffered in recent months, and high yield bonds were no exception. Fearing a global recession, many investors fled to the relative safety of US Treasury bonds, causing their prices to rise. Meanwhile, the prices of high yield bonds fell, resulting in a wider yield spread between the two.
    From this standpoint, the third quarter of 1998 (the three months ending September 30) was the worst quarter for the high yield market since we began tracking the index in 1986. Spreads continued to widen at the outset of October before rebounding later in the month.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
    Despite the fund's negative total return, we were rewarded for having increased the quality and defensive nature of our holdings. Our overweight in high quality and "defensive" issues reduced overall portfolio risk.
    To remain defensive we invested in non-cyclical industries and avoided Financials. We favored bonds in the Communications, Media, Food & Beverage and Utilities sectors.
    We also reduced our exposure to bonds of more vulnerable companies with immediate financing needs. We are looking for companies that are able to build their businesses over the next 12-24 months, which in turn, will improve their credit situations.
    We continue to find good values in the European bond markets. Many of these companies are showing improving fundamentals.

                 ----------------------------------------------

                             HIGH YIELD BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                          TOTAL RETURN
                                                       Inception
                                                        to Date

High Yield Bond,
 Institutional
 Shares*                                                -7.84%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, INSTITUTIONAL SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                MORGAN GRENFELL         CSFB HIGH     LIPPER HIGH
             HIGH YIELD BOND FUND,     YIELD INDEX     YIELD BOND
             INSTITUTIONAL SHARES                      FUND INDEX

3/16/98             $250,000             $250,000        $250,000
10/98               $230,394             $232,686        $228,587


*COMMENCED OPERATIONS ON MARCH 16, 1998.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                      HIGH YIELD BOND FUND, SERVICE SHARES
                 ----------------------------------------------



                           TOTAL RETURN
                                                         Inception
                                                          to Date

High Yield Bond,
 Service Shares*                                           0.27%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, SERVICE SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



               MORGAN GRENFELL        CSFB HIGH     LIPPER HIGH
               HIGH YIELD BOND       YIELD INDEX     YIELD BOND
            FUND, SERVICE SHARES                     FUND INDEX

9/30/98           $250,000            $250,000        $250,000
10/98             $247,050            $245,025        $244,325


*COMMENCED OPERATIONS ON SEPTEMBER 15, 1998. PERFORMANCE BEGINS ON SEPTEMBER 30,
 1998 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe that high yield spreads reflect a recession and higher defaults already, making high yield currently attractive as an asset class. We are also optimistic that investors will continue to seek high yield bonds to maintain dividend levels in this low interest rate environment.
    Still, there are several unknowns that make it difficult to forecast where spreads will be in the next three to six months. The global economic situation is still developing and the extent to which Latin America is infected with the current financial contagion will largely determine the health of the U.S. economy.
    In addition, hedge fund activity in the high yield market was largely underestimated so to the extent that there are further hedge fund liquidations without corresponding fund inflows into high yield, spreads could get significantly wider.

--------------------------------------------------------------------------------

    We believe that spreads have reached levels where investors have begun to discern some value in the stronger names, giving this asset class significant price appreciation potential.

SMALL CAPITALIZATION EQUITY FUNDS
- SMALLER COMPANIES FUND
- MICROCAP FUND

MARKET REVIEW

    Investors sought relative safety in the volatile third quarter, and markets corrected accordingly. Fear of a global recession, deflation, declining corporate profits and a credit crunch were the main catalysts for this correction. Lack of world leadership stemming from a weakened US presidency as well as the near-collapse of a high profile hedge fund also lessened investor confidence in the capital markets.
    Small and micro capitalization growth stocks, which tend to be riskier investments, did not fare well in this environment. Indeed, the risk premium on small cap stocks as compared to large capitalization stocks widened to historic proportions.
    At fiscal year end, the trailing twelve-month relative performance of the Russell 2000 index of small stocks versus the S&P 500 index of large stocks was -27.4%. Moreover, over three-fourths of the stocks in the index were down 20% or more from their 52-week highs. Even large cap stocks suffered a negative quarter. However, the large, liquid stocks that comprise the S&P 500 index declined less than half that of the small cap indices.

SMALLER COMPANIES FUND

    The Morgan Grenfell Smaller Companies Fund had a difficult time during this period. The Fund invests in small company growth stocks, and these suffered a greater decline than their value-oriented counterparts. The Russell 2000 Growth Index of small cap growth stocks, for example, declined 15.9%, while the Russell 2000 Value Index declined 7.7% for the fiscal year.
    The Fund performed generally in line with the benchmark S&P 600 SmallCap Index for the twelve-month period (-13.5% for the Fund vs. -12.2% for the Index). The Fund outperformed the Russell 2000 Growth Index's -15.9% return. While some stocks in the Fund posted positive quarterly returns, in aggregate all sectors posted negative returns. This was true for the benchmark as well as the Fund.
    The Fund is broadly diversified across the main sectors of the U.S. economy. There are 80 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (23%), Technology (20%), Health Care (17%) and Credit Sensitive (15%). The Fund's weighted average market cap is $969 million.
    Wary of moderating consumer confidence, we focused our investments in the Consumer sector on companies that can generate strong sales in spite of a slower economy. Examples include two of the Fund's top ten holdings, home accessories retailer Garden Ridge and pet supplies retailer PetsMart.
    The Fund's Technology investments tended toward software and software services companies and away from commodity-related businesses. Mercury Interactive and Rational Software, for example, are leaders in the software testing industry and stand to benefit

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

from spending on the Year 2000 problem and internet application testing. These stocks were two of our largest ten holdings.
    The Fund added innovative Health Care companies like Sepracor, a pharmaceutical company which owns an attractive portfolio of potentially improved versions of widely prescribed drugs. The Fund's Credit Sensitive holdings, like savings & loan Dime Bancorp, are domestically oriented.

                 ----------------------------------------------

                            SMALLER COMPANIES FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                 AVERAGE ANNUAL TOTAL RETURN
                              1 Year     3 Year     Inception
                              Return     Return      to Date

Smaller Companies,
 Institutional Shares*       -13.54%      9.92%      10.62%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, INSTITUTIONAL SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL SMALLER      S&P 600 INDEX     LIPPER SMALL
                 COMPANIES FUND,                              CAP FUNDS
              INSTITUTIONAL SHARES                              INDEX

6/30/95             $250,000                 $250,000         $250,000
10/95               $263,750                 $268,050         $272,550
10/96               $328,592                 $322,893         $319,156
10/97               $405,111                 $426,090         $378,232
10/98               $350,240                 $378,964         $326,641


*COMMENCED OPERATIONS ON JUNE 30, 1995.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                            SMALLER COMPANIES FUND,
                                 SERVICE SHARES
                 ----------------------------------------------



                  AVERAGE ANNUAL TOTAL RETURN
                                            1 Year    Inception
                                            Return     to Date

Smaller
 Companies,
 Service
 Shares*                                     -13.79%     -5.68%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, SERVICE SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



               MORGAN GRENFELL        S&P 600 INDEX     LIPPER SMALL
              SMALLER COMPANIES                           CAP FUND
            FUND, SERVICE SHARES                            INDEX

7/11/97            $250,000              $250,000         $250,000
10/97              $268,627              $271,500         $266,375
10/98              $231,593              $241,472         $230,041


*COMMENCED OPERATIONS ON JULY 11, 1997.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MICROCAP FUND

    The Morgan Grenfell Microcap Fund had a difficult time during this period. The Fund invests in very small company growth stocks (the Fund's weighted average market cap is $177 million), and these suffered a greater decline than their value-oriented counterparts.
    The Russell 2000 Growth Index of small cap growth stocks, for example, declined 15.9%, while the Russell 2000 Value Index declined 7.7% for the fiscal year. While some stocks in the Fund posted positive quarterly returns, in aggregate all sectors posted negative returns. This was true for the benchmark as well as the Fund.
    The Fund is broadly diversified across the main sectors of the U.S. economy. There are 68 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (22%), Technology (18%), Health Care (14%) and Credit Sensitive (13%).

--------------------------------------------------------------------------------

    Wary of moderating consumer confidence, the Fund focused its Consumer sector investments on companies that that can generate strong sales in spite of a slower economy. Examples include Tractor Supply, a specialty farm equipment retailer, and PJ America, the largest franchisee of Papa John's pizza. These stocks were two of our ten largest holdings.
    The Fund's Technology investments tended toward software and software services companies and away from commodity-related businesses. Terayon Communications, a developer of cable modem systems, for example, should benefit from the demand for high-speed internet access while Seque Software, a leader in the software testing industry, should benefit from spending on the Year 2000 problem and internet application testing.
    The Fund added innovative Health Care companies like ResMed, a maker of devices for treating sleep-disordered breathing. The Fund's Credit Sensitive holdings, like commercial bank Republic Security Financial, are domestically oriented.
MARKET OUTLOOK
    As the small cap universe contains over 6,000 companies and the micro cap universe over 4,000 companies, we have an excellent opportunity to find successful companies early in their growth cycles. We believe this will result in strong investment performance when small company stocks return to market favor.
    Our investment strategy is to continue to find companies with above-average growth rates selling at reasonable valuations. Our team focuses primarily on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies.

                 ----------------------------------------------

                      MICROCAP FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURN
                                            1 Year     Inception
                                            Return      to Date

Microcap,
 Institutional
 Shares*                                    -18.16%       1.74%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, INSTITUTIONAL SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                      MORGAN GRENFELL                 RUSSELL      LIPPER MICROCAP
            MICROCAP FUND, INSTITUTIONAL SHARES     2000 INDEX        FUND INDEX

12/18/96                $250,000                     $250,000            $250,000
10/97                   $315,500                     $310,767            $315,222
10/98                   $258,194                     $273,973            $263,620


*COMMENCED OPERATIONS ON DECEMBER 18, 1996.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         MICROCAP FUND, SERVICE SHARES
                 ----------------------------------------------



                 AVERAGE ANNUAL TOTAL RETURN
                                           1 Year    Inception
                                           Return     to Date

Microcap,
 Service
 Shares*                                    -18.33%    -12.87%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, SERVICE SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL
             MICROCAP FUND,        RUSSELL      LIPPER MICROCAP
             SERVICE SHARES      2000 INDEX        FUND INDEX

8/31/97          $250,000         $250,000            $250,000
10/97            $253,210         $256,522            $265,425
10/98            $206,800         $226,149            $221,975


*COMMENCED OPERATIONS ON AUGUST 21, 1997. PERFORMANCE BEGINS ON AUGUST 31, 1997
 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    Earnings disappointments continue to present the primary investment risk. Historically, small cap growth stocks have been successful during periods of declining corporate profits. This is because investors become attracted to companies that are less affected by negative macroeconomic events. Typically these companies can continue to grow their earnings even in a slower economy. The low interest rates associated with this environment are a positive for small companies.
    The structure of the U.S. economy, with its high level of entrepreneurial activity and venture-capital backing, is expected to continue to provide investors with many attractive investment opportunities as early stage private companies shift to public ownership. The pace of the IPO market has slowed with the market correction, but restructuring and consolidation trends create many opportunities for smaller company investors.
    Cash flows into equity mutual funds stalled in the third quarter for the first time in memory. However, as individuals continue to assume responsibility for their own retirement planning, mutual fund flows should be an important source of liquidity and another positive influence on small company stocks.
    For these reasons, the investment team at Morgan Grenfell continues to believe that the small and micro cap growth segments of the equity universe are very attractive. Stocks of smaller companies can be purchased at substantial discounts to their growth rates. Moreover, small company stocks have higher expected growth rates than stocks of large companies, while trading at less expensive valuations.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUNDS
- INTERNATIONAL EQUITY FUND
- EUROPEAN EQUITY GROWTH FUND
- INTERNATIONAL SMALL CAP EQUITY FUND
- EUROPEAN SMALL CAP EQUITY FUND
- EMERGING MARKETS EQUITY FUND

MARKET REVIEW

    The past six months ending October 31, 1998 were marked by extreme turbulence in international markets. After a strong second quarter, the Russian currency crisis and mounting investor concern over the slowdown in global growth caused international markets to fall sharply during September. The fall in the US equity market also led to sizable liquidations of overseas equity mutual funds by US investors, compounding the falls.
    Renewed confidence, boosted by further declines in interest rates in many countries, led to a significant recovery in international markets during October. Much of the fall in September was recouped.
    In highly volatile markets, we have maintained our emphasis on companies with strong growth prospects, sound balance sheets and leading competitive positions. In the medium-term, these companies will continue to deliver superior returns.

INTERNATIONAL EQUITY FUND

    The Morgan Grenfell International Equity Fund focuses on high quality, growth companies with visible earnings streams and above average, sustainable return on capital. Our regional teams select stocks in their sectors of expertise. Asset allocation and currency risk are actively managed at the regional level.
    In the period under review, active stock selection contributed positively to Fund performance. As investors searched for stability within market turbulence, the Fund's holdings in key growth stocks in Sweden (Securitas and Ericsson) and in the Netherlands were significant outperformers. Positions in the UK also bolstered performance, particularly within the telecommunications sector, where the Fund maintains a relatively high weighting.
    The Fund holds core positions in stocks in Germany but is underweight the market as a whole. Following poor relative performance earlier in the year, the German market held up relatively well as markets fell.
    The contribution from Japan was broadly neutral as the market fell sharply. The Fund is underweight the Japanese market and had only modest exposure to other markets in the Far East, which was beneficial to returns. The Japanese market fell 18.8% over the six month period, while Hong Kong (-26.4%) and Singapore (-39.3%) produced very poor returns. Malaysia took the highly unusual step of introducing capital controls. This market fell 66.8% in US$ terms and was subsequently removed from the Morgan Stanley Capital International EAFE Index.
    The outlook for international equities remains mixed in the short-term. Uncertainty over policy in Japan will continue to weigh on the market, particularly in the light of problems in the financial sector. The outlook for Asia is still clouded, but there is clearly value at the individual stock level. In contrast the outlook for Europe remains relatively good. Domestic demand is set to accelerate and earnings growth is being boosted by restructuring and corporate activity. Overall we expect mildly positive returns from international markets over the coming months, driven by performance in Europe.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                           INTERNATIONAL EQUITY FUND
                 ----------------------------------------------



               AVERAGE ANNUAL TOTAL RETURN
                       1 Year      3 Year      Inception
                       Return      Return       to Date

International
 Equity*                9.28%       8.52%       10.19%


COMPARISON OF CHANGE IN THE VALUE OF $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EAFE INDEX AND THE LIPPER INTERNATIONAL EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL        MORGAN STANLEY
              INTERNATIONAL      CAPITAL INTERNATIONAL    LIPPER INTERNATIONAL
               EQUITY FUND               EAFE              EQUITY FUNDS INDEX

5/15/95          $250,000               $250,000                $250,000
10/95            $273,750               $249,047                $259,591
10/96            $308,514               $275,944                $292,378
10/97            $320,187               $289,520                $331,469
10/98            $349,887               $318,328                $346,882


*COMMENCED OPERATIONS ON MAY 15, 1995.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN EQUITY GROWTH FUND

    Over the period, the European Equity Growth Fund benefitted from positive stock and sector selection. Country allocation was neutral.
    The Fund was well positioned in volatile markets as the majority of the investments are purely domestic companies with no exposure to markets outside Europe. In the past few months, we increased the liquidity of the fund by raising the average market capitalization of holdings. This reduced risk in the portfolio.
    We also increased the Fund's weighting in traditionally defensive sectors, such as Food Retail. We combined this position with relatively high exposure to emerging industries such as Cellular Telephony and Information Technology, which are less susceptible to macro-economic turmoil. Our holdings in these industries are not represented in the benchmark index, and they have performed well.

                 ----------------------------------------------

                          EUROPEAN EQUITY GROWTH FUND
                 ----------------------------------------------



                   AVERAGE ANNUAL TOTAL RETURN
                                            1 Year     Inception
                                            Return      to Date

European Equity Growth*                     15.36%      20.57%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN EQUITY GROWTH FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EUROPE INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL             MORGAN STANLEY              LIPPER EUROPEAN
             EUROPEAN EQUITY     CAPITAL INTERNATIONAL EUROPEAN       REGION FUNDS
               GROWTH FUND                    INDEX                       INDEX

9/3/96          $250,000                     $250,000                   $250,000
10/96           $265,000                     $255,875                   $259,998
10/97           $324,559                     $323,426                   $319,407
10/98           $374,418                     $399,172                   $368,372


*COMMENCED OPERATIONS ON SEPTEMBER 3, 1996.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL SMALL CAP EQUITY FUND

    The International Small Cap Fund outperformed the benchmark during the 6 months ended October 31, 1998 by 142 basis points. Very strong performance in stock selection was offset by a negative impact from the Japanese Yen hedge and country allocation. Throughout the period the portfolio was overweight in Europe and the UK and underweight in Japan and the Far Eastern markets relative to the benchmark.
    The best performing small cap market was Japan (+2.7%) while several markets produced significant negative returns particularly Norway (-24.0%), Ireland (-35.0%) and many Far Eastern markets.

--------------------------------------------------------------------------------

    The period was particularly volatile in world equity markets with a sharp correction during August and September and a partial recovery towards the end of October, which has been sustained into November.
    Specifically in Japan, our holdings were about 6% behind the benchmark NatWest Markets Euro Pacific Small Cap Index over the ten months to October 1998, despite the outperformance up to September. The portfolios made up for some 10% lag in the first quarter by September, but fell behind in October due to a sell-off of Japanese equities by US mutual funds and short-squeeze.
    Over the first half of October the fall in US equities led to a sizable liquidation of overseas equity mutual funds in the US, which in turn hurt many fundamentally solid stocks in Japan. On the other hand, the Japanese government became desperate to stop ever-falling bank and construction stocks and implemented a sudden legislation to discourage shorting in the middle of October. It led to a quick buy-back of shorted stocks by short-covering in the stocks that could go bankrupt any time. These forces worked against us in October.
    The government came up with a number of measures, mainly capital injection to banks, additional fiscal spendings and some tax-cut proposals to revive the economy, but more steps need to be implemented before the economy regains confidence on its future. While the valuation of many, particularly small, stocks have become attractive, a rebound is unlikely to be seen until market participants grow confident about the recovery of the economy in the near future.
    European stock markets in the six months to October 31 have been very exciting. While stock markets were strong at the start of the period, following strong gains in the spring, they became increasingly volatile from June. This was a result of further turbulence in the Asian economies and increasing uncertainty over their impact on European fundamentals.
    Market weakness was accentuated in July with a general sell-off of technology stocks and high volatility in cyclicals. European markets continued to fall until the middle of October, when a combination of factors helped confidence to return.
    The factors included the increasing perception that European domestic economies would continue to grow in 1998 and 1999, albeit more slowly than originally expected; indications that the US economy would also continue to grow, and, not least, decreasing fears of sudden government change in the United States. This was combined with the realization that European valuations were attractive again.
    In this environment, small cap stocks continued to underperform relative to large caps, because the high volatility led investors to seek safety in liquidity. The prospect of slower growth in many economies has led to concern over earnings forecasts and particularly the vulnerability of smaller companies.
    Our policy is to focus on high quality, growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk we have constructed a portfolio of the best small businesses outside North America. We believe these will deliver superior performance over time.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                      INTERNATIONAL SMALL CAP EQUITY FUND
                 ----------------------------------------------



                 AVERAGE ANNUAL TOTAL RETURN
                           1 Year      3 Year      Inception
                           Return      Return       to Date

International Small Cap
 Equity*                    1.81%      -0.98%       -1.32%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EURO/PACIFIC SMALL CAP INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



              MORGAN GRENFELL       NATWEST MARKETS
            INTERNATIONAL SMALL      EURO/PACIFIC
              CAP EQUITY FUND        EQUITY INDEX

1/3/94            $250,000             $250,000
10/94             $258,750             $301,559
10/95             $241,499             $276,751
10/96             $257,029             $306,830
10/97             $230,310             $273,811
10/98             $234,478             $269,857


*COMMENCED OPERATIONS ON JANUARY 3, 1994.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN SMALL CAP EQUITY FUND

    European stock markets in the six months to October 31 have been very exciting. While stock markets were strong at the start of the period, following strong gains in the spring, they became increasingly volatile from June. This was a result of further turbulence in the Asian economies and increasing uncertainty over their impact on European fundamentals.
    Market weakness was accentuated in July with a general sell-off of technology stocks and high volatility in cyclicals. European markets continued to fall until the middle of October, when a combination of factors helped confidence to return.
    The factors included the increasing perception that European domestic economies would continue to grow in 1998 and 1999, albeit more slowly than originally expected; indications that the US economy would also continue to grow; and, not least, decreasing fears of sudden government change in the United Sates. This was combined with the realization that European valuations were attractive again.
    In this environment, small cap stocks continued to underperform relative to large caps, because the high volatility led investors to seek safety in liquidity.

                 ----------------------------------------------

                         EUROPEAN SMALL CAP EQUITY FUND
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                          1 Year      3 Year      Inception
                          Return      Return       to Date

European Small Cap
 Equity*                  14.65%       7.53%        9.51%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EUROPEAN SMALL CAP INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL      NATWEST MARKETS       LIPPER EUROPEAN
             EUROPEAN SMALL        EUROPEAN SMALL           REGION
             CAP EQUITY FUND      CAP EQUITY INDEX        FUNDS INDEX

10/31/94         $250,000              $250,000             $250,000
10/95            $289,162              $263,971             $273,050
10/96            $318,261              $306,141             $322,308
10/97            $313,592              $347,502             $395,956
10/98            $359,527              $380,195             $456,656


*COMMENCED OPERATIONS ON NOVEMBER 1, 1994. PERFORMANCE BEGINS ON OCTOBER 31,
 1994 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS EQUITY FUND

    During the third financial quarter (the three months ending September 30), the MSCI EMF Index fell 22.0% in US$ terms. The emerging markets asset class produced small positive gains in July and September, but this was overshadowed by sharp falls in all world markets in August triggered by Russia's decline and increased investor concerns in Latin

--------------------------------------------------------------------------------

America. Surprisingly, Asia outperformed other emerging markets during the quarter, although the announcement of capital controls in Malaysia has effectively locked foreign investors into the market until September 1999.
    In Latin America, new concerns for the stability of the Brazilian Real surfaced on account of the devaluation of the Russian Ruble. Capital outflows led to a depletion of Brazilian reserves, leading to a substantial rise in interest rates. Volatility throughout the region remained high, especially in Brazil, as the Presidential elections drew nearer. President Cardoso has, as expected, been successfully re-elected and is now implementing a major fiscal reform process, which we expect to be backed up with an international stabilization package.
    Brazil's fiscal cuts, while crucial for the country, are likely to cause an economic slowdown in 1999. Elsewhere within the region, economies remain reasonably strong and valuations attractive despite some reduction in growth estimates. Any evidence of a downturn in the US could endanger this picture, however.
    Asian markets remained weak in July and August due to a weak Yen, fears over a possible devaluation of the Chinese Renminbi and fallout from imposition of capital controls by Malaysia. They rebounded in September as currencies stabilized and interest rates started to decline.
    A number of pre-conditions for an Asian recovery have started to fall in place. Currencies have stabilized, supported by large current account surpluses, foreign direct investment inflows, a stronger Yen and minimal outflows due to debt rollover. With inflation peaking, interest rates have started falling in the crisis countries. The overhang of deflation will allow nominal interest rates to fall further. However, the crisis economies are yet to show definite signs of bottoming out and broad-based corporate re-structuring remains elusive. We therefore continue to focus on the more resilient economies of Taiwan and India.
    Emerging Europe came into focus over the quarter, with Russia defaulting on its debt, devaluing the Ruble and losing its government. In the absence of external funding, the new Government looks set to target printing money as a solution to Russia's problems. The remainder of the region was hit by the contagion as investors sold down across the entire region, despite strong economic fundamentals in Central and Southern Europe.
    In the absence of a European recession, we would expect a medium-term recovery in Emerging Europe ex-Russia. Russia is likely to return to high inflation and capital controls and therefore will remain a difficult investment environment. In Central Europe, we expect corporate and economic restructuring to continue, driven by privatization and expected entry into the European Union early in the new millennium. In Greece, the economy continues to converge ahead of expected entry into the Euro in 2001. Valuations remain attractive and we remain positive on the region, ex-Russia.
    The MSCI South Africa index fell 19.5% during the quarter as financial and consumer stocks were downgraded. Gold, platinum, coal and steel shares were the best performers. The outlook for South Africa remains uncertain. Political risk has risen ahead of elections in 1999 and interest rates remain high. Consumer spending and bank borrowing have suffered, which will have a negative impact on the

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

outlook for earnings. We remain generally cautious on the region, despite the potential for rate cuts.

                 ----------------------------------------------

                          EMERGING MARKETS EQUITY FUND
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                         1 Year      3 Year      Inception
                         Return      Return       to Date

Emerging Markets
  Equity*               -32.66%     -12.74%      -10.92%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EMERGING MARKETS FREE INDEX AND THE LIPPER EMERGING MARKETS EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL           MORGAN STANLEY
             EMERGING MARKETS      CAPITAL INTERNATIONAL       LIPPER EMERGING MARKETS
               EQUITY FUND         EMERGING MARKETS FREE          EQUITY FUNDS INDEX

2/1/94           $250,000                $250,000                      $250,000
10/94            $275,000                $256,874                      $241,165
10/95            $217,263                $206,963                      $196,863
10/96            $239,040                $220,375                      $215,860
10/97            $214,395                $201,687                      $207,528
10/98            $144,367                $139,184                      $138,691


*COMMENCED OPERATIONS ON FEBRUARY 1, 1994. PERFORMANCE BEGINS ON FEBRUARY 1,
 1994 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    In previous reviews we have stated our concern at the high level of valuation of equity markets in an historical context. Our view has been that as long as the favorable background of low inflation and bond yields, rising company profits and high investor cash flows is maintained, returns from equity markets would continue to be positive. However, it is clear that in recent months the outlook for global growth, and by implication global earnings, has worsened markedly. Investors have rightly become nervous about forecasts.
    After the recent, sharp correction, we believe that we can find value in many areas. Although earnings forecasts have been revised downward considerably in most regions, they remain positive in Western countries. In Continental Europe, for example, markets have fallen 30% from their peak. On our revised earnings numbers we believe that they are now trading on forward P/E multiples of 18 times. This compares to forward multiples of 21 times for the US, 167 times (including Financials) for Japan, and 15 times for Canada and Australia. Again in Europe, markets are trading at almost exactly their ten-year average P/E; excluding the UK we believe that Europe is trading at 95% of its 10 year average P/E.
    On this basis, we believe that the current valuation level is attractive. The interest rate environment in Europe remains supportive even in the UK, where we have hitherto been cautious. Inflation remains firmly under control in the core economies, and we expect interest rates to fall further, particularly in the peripheral EMU countries such as Spain and Italy. We would be remiss, however, to ignore the risk to earnings forecasts that still remains, particularly in certain sectors with international exposure such as banks, engineering companies and commodities. We are therefore focusing on stocks with visible earnings characteristics such as telecommunications, life assurance and consumer/business services.
    Our view on Japan is much more cautious. With little hope of economic recovery this year and the outlook for corporate earnings still very poor, a sustainable rally in the Japanese equity market appears unlikely. Government controlled funds, however, should continue to support the market and limit the potential downside. We are focusing on the higher quality stocks in the market, with earnings visibility as far as possible. Our

--------------------------------------------------------------------------------

exposure to some of the riskier areas of the market such as banking is below benchmark, but not significantly so as the likelihood of reform is increasing. In Japan, the government came up with a number of measures, mainly capital injection to banks, additional fiscal spending and some tax-cut proposals to revive the economy, but more steps need to be implemented before the economy regains confidence on its future. While the valuation of many, particularly small, stocks has become attractive, a rebound is unlikely to be seen until market participants grow confident about the recovery of the economy in near future.
    In the rest of Asia, many of our concerns remain, not least the prospect of further substantial revisions to earnings. However, it is also clear that value is emerging. A number of high quality stocks with good long-term growth prospects are now trading at significant discounts to world peers. We are examining these carefully, particularly in the case of Hong Kong.
    We expect Continental European markets to continue to do well over the next few months. Given the increased market volatility, we will continue to favor the more established companies with a proven managerial expertise, high earnings visibility and strong track records.

INTERNATIONAL FIXED INCOME FUNDS
- GLOBAL FIXED INCOME FUND
- CORE GLOBAL FIXED INCOME FUND
- INTERNATIONAL FIXED INCOME FUND
- EMERGING MARKETS DEBT FUND

MARKET REVIEW

    Events in emerging markets--and the consequent slowdown in worldwide growth-- have been driving performance within the global bond markets since the turmoil in Asia in October 1997. In the last six months, global growth forecasts were revised downwards and bond yields fell to record lows.
    The implications of slower external demand were not as detrimental to the US economy as initially anticipated, however. Domestic demand fueled its economic growth while inflation remained at subdued levels. The Federal Reserve cut interest rates twice, a positive factor for the US bond market, as bond prices typically rise when interest rates decline.
    In Canada, currency weakness led to poor bond market performance relative to the US. The Australian economy sustained growth levels above expectations despite the Asian slowdown, but, again, weak currency and investors' aversion to risk in spread markets (non-Treasury credit markets) impeded performance in the latter part of the year.
    Over the period there was a growing divergence in performance between countries participating in the first round of Economic Monetary Union (EMU) and those remaining outside. Italy and Spain, for example, will be among the first eleven entrants, and this, in addition to the downward revision of growth forecasts, resulted in strong performance. The Scandinavian markets also performed well in the early part of the year but weakened in August and September. This was caused primarily by global investors' decreased tolerance for risk.
    In the first half of the year the UK economy was extremely strong and wage inflation was a concern. More recently, the economy demonstrated signs of a sharp slowdown and inflation dropped to the Bank of

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

England's target levels. This resulted in strong market performance, as low inflation makes bonds more attractive to investors.
    At the end of 1997 high profile bankruptcies brought the problems of Japan's banking sector into the spotlight. This, combined with an ever deteriorating economy, led to several large but inadequate fiscal packages and prompted Japanese authorities to initiate banking reform. Yields fell to record lows as the economy failed to display any signs of recovery.
    Through the end of 1997 and the first half of 1998 the dollar continued to appreciate against European currencies. Later in the year these currencies regained ground on expectations that the Federal Reserve would cut rates aggressively to address international concerns. Year-to-date they have appreciated against the dollar.
    The dollar followed this trend against the Yen as well, appreciating steadily throughout the early part of 1998 but reversing this move in October when the Yen appreciated nearly 15%, a move initially triggered by the unwinding of hedge fund positions. Year-to-date the Yen has still appreciated against the dollar.

GLOBAL FIXED INCOME FUND AND
CORE GLOBAL FIXED INCOME FUND

    The Morgan Grenfell Global Fixed Income Fund and Core Global Fixed Income Fund established a long-duration position during the year, particularly in US and German markets. This had a positive impact on performance.
    We sold positions in the dollar bloc markets of Canada and Australia, seeing an opportunity to take profits as spreads contracted. We sold positions in Europe, as spreads tightened in the Danish and Swedish markets, giving us fewer opportunities to add value. We invested the proceeds in core first-round EMU markets, particularly Germany and Italy. The fund maintained its large underweight position in the Japanese bond market over the year.
    In terms of currency, we reduced the large overweight in the US dollar against the Yen during the year. By the end of October the fund had moved to a neutral dollar allocation. Our main position was an overweight holding in European currencies against the Yen.
    From May 1998 the Global Fixed Income Fund invested in emerging debt on an opportunistic basis. At the end of October the Fund held only 1% in the asset class.

                 ----------------------------------------------

                            GLOBAL FIXED INCOME FUND
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                          1 Year      3 Year      Inception
                          Return      Return       to Date

Global Fixed Income*      10.58%       6.80%        6.68%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX AND THE LIPPER GLOBAL INCOME FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL           SALOMON
              GLOBAL FIXED        WORLD GOVERNMENT          LIPPER GLOBAL
               INCOME FUND           BOND INDEX          INCOME FUNDS INDEX

1/31/94         $250,000               $250,000                 $250,000
10/94           $244,296               $256,648                 $233,391
10/95           $278,215               $295,659                 $260,021
10/96           $296,573               $311,506                 $290,599
10/97           $306,474               $319,636                 $306,640
10/98           $338,895               $359,751                 $320,316


*COMMENCED OPERATIONS ON JANUARY 4, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

CORE GLOBAL FIXED
INCOME FUND

                 ----------------------------------------------

                         CORE GLOBAL FIXED INCOME FUND
                 ----------------------------------------------



                         TOTAL RETURN
                                                     Inception
                                                      to Date

Core Global Fixed Income*                              9.70%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL CORE GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL CORE           SALOMON WORLD
             GLOBAL FIXED INCOME        GOVERNMENT BOND INDEX

5/31/98           $250,000                     $250,000
10/98             $272,886                     $279,248


*COMMENCED OPERATIONS ON MAY 4, 1998. PERFORMANCE BEGINS MAY 31, 1998 FOR
 COMPARATIVE PURPOSES.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL FIXED INCOME

    The Morgan Grenfell International Fixed Income fund established and benefited from its long-duration position during the year in the German and Canadian markets. We took profits in Canada as spreads contracted. In October we reduced our large overweight in the Australian market after the strong performance in the early part of the year.
    We maintained an overweight position in the European bloc. Within Europe, we sold Scandinavian positions and invested the proceeds into core markets of first-round EMU participants, particularly Italy and Germany. The fund maintained its large underweight position in the Japanese bond market.
    In terms of currency, we reduced the large overweight in the dollar bloc against the Yen established in the early part of the year after the strong performance of US currency. At the end of the year we favored European currencies, and we continued to overweight these at the expense of the Japanese Yen.

                 ----------------------------------------------

                        INTERNATIONAL FIXED INCOME FUND
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                          1 Year      3 Year      Inception
                          Return      Return       to Date

International Fixed
  Income*                 11.87%       6.41%        7.08%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX, NON-U.S. AND THE LIPPER INTERNATIONAL INCOME FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL INTERNATIONAL       SALOMON WORLD GOVERNMENT       LIPPER INTERNATIONAL
                   FIXED INCOME FUND                BOND INDEX - NON-US          INCOME FUNDS INDEX

3/31/94                 $250,000                         $250,000                     $250,000
10/94                   $246,773                         $265,125                     $248,525
10/95                   $282,953                         $305,397                     $283,592
10/96                   $302,259                         $322,042                     $313,908
10/97                   $304,723                         $321,043                     $326,841
10/98                   $340,901                         $362,137                     $361,584


*COMMENCED OPERATIONS ON MARCH 15, 1994. PERFORMANCE BEGINS ON MARCH 31, 1994
 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS DEBT FUND

    Emerging debt markets have been extremely weak over the past 12 months. The crisis, which began last year in Asia, resulted in risk-reduction trades throughout the emerging markets. In addition, higher interest rates and lower commodity prices reduced economic growth and lowered fiscal revenues. In Russia, these circumstances led to defaults on their domestic debt obligations.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    Against this background, our strategy was to invest in countries that are not reliant on access to international capital markets in order to fund their budget deficits. In Latin America these countries included Panama and Mexico. In Eastern Europe we overweighted Bulgaria and Poland. The Fund has also maintained overweight positions in African credits such as Morocco, Nigeria and Ivory Coast. These countries are likely to experience growth rates of over 5% in 1999, while in Latin America growth is likely to be zero.
    The ability of Brazil to maintain its current, managed foreign exchange regime will be extremely important for the whole emerging debt asset class in 1999. Brazil's fiscal adjustment, combined with IMF financial support, will enable a reduction in the budget deficit, causing interest rates to fall. This market outlook will provide a positive background for emerging debt.

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                AVERAGE ANNUAL TOTAL RETURN
                         1 Year      3 Year      Inception
                         Return      Return       to Date

Emerging Markets Debt,
  Institutional
  Shares*                 -30.35%       2.60%        3.43%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, INSTITUTIONAL SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                    MORGAN GRENFELL                JP MORGAN
              EMERGING MARKETS DEBT FUND,       EMERGING MARKETS         LIPPER EMERGING
                 INSTITUTIONAL SHARES           BOND INDEX PLUS       MARKETS DEBT AVERAGE

8/31/94                 $250,000                    $250,000                   $250,000
10/94                   $249,510                    $245,310                   $250,647
10/95                   $261,616                    $264,961                   $258,341
10/96                   $362,126                    $386,821                   $364,546
10/97                   $405,672                    $428,675                   $417,951
10/98                   $282,542                    $385,357                   $339,000


*EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON AUGUST
 4, 1994. PERFORMANCE BEGINS ON AUGUST 31, 1994 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                                 SERVICE SHARES
                 ----------------------------------------------



             AVERAGE ANNUAL TOTAL RETURN
                                 1 Year     Inception
                                 Return      to Date

Emerging Markets Debt, Service
  Shares*                         -30.35%     -38.87%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, SERVICE SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             MORGAN GRENFELL
             EMERGING MARKETS         JP MORGAN               LIPPER
                DEBT FUND,         EMERGING MARKETS      EMERGING MARKETS
              SERVICE SHARES          BOND INDEX           DEBT AVERAGE

10/31/97          $250,000              $250,000              $250,000
10/98             $174,116              $224,725              $202,775


*EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON OCTOBER 22,
 1997. PERFORMANCE BEGINS ON OCTOBER 31, 1997 FOR COMPARATIVE DATA.

NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    Our view on global bond markets remains constructive, particularly given the backdrop of slowing global growth and deflationary forces.
    The US economy has shown marked signs of a slowdown and inflation remains negligible. This combined with international responsibility and a troubled financial sector has led investors to expect further rate cuts in the US. While the economic situation in Canada and Australia worsens, there is little hope for outperformance, since currency weakness remains a major risk. At present the Canadian and Australian markets represent fair value compared to the US.
    We believe that slowing, but positive, growth and moderate inflation levels will provide a supportive environment for bonds within Europe. European central banks should maintain the drive towards convergence of short rates at 3.3% ahead of the commencement of EMU in January 1999. Global economic conditions have increased the likelihood of rate cuts by the European Central Bank in 1999.
    Although spreads in Scandinavian markets have widened over recent months, potential currency weakness dampens the outlook for these markets. The Greek market should perform well over the longer term as its EMU program remains on track. Due to a lack of liquidity and risk appetite, however, the short term outlook looks less positive.
    In the UK market, the spread over German bonds should tighten further as interest rates are cut, although high hedging cost and an inverted yield curve reduces its attractiveness relative to the rest of Europe.
    In Japan, the appointment of Obuchi as Prime Minister leaves the political landscape unchanged. The conclusion of an agreement into banking sector reform is positive; however, its implementation will likely be gradual. With yields close to record lows, we believe the probability of strong performance from the bond market is minimal.
    While we remain confident with regard to Yen weakness against the US dollar in the long run, we remain cautious in the short term due to the possibility of further unwinding of short Yen positions. We believe European currencies represent fair value against the dollar at present and remain negative on the outlook for resource currencies such as the Canadian and Australian dollar.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

Municipal Bond Fund


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.08%
ALABAMA -- 0.65%
  Birmingham, Medical Clinic Board, Baptist Medical Centers, RB, ETM
    8.250%, 07/01/05                                                              $    30,000   $      34,950
  Birmingham, Private Education Building, Tuition-Miles College, RB, ACA
    5.500%, 05/01/28                                                                  390,000         402,675
  Housing Finance Authority, Multi-Family Mortgage, The Club Apartments, RB,
    Series I
    5.650%, 06/01/08                                                                2,335,000       2,501,369
  Lauderdale & Florence Counties, Public Hospital, RB, ETM
    7.000%, 07/01/07                                                                  300,000         363,000
  Morgan County, Decatur General Hospital, RB, Pre-Refunded @ 102 (D)
    7.875%, 03/01/99                                                                  425,000         439,960
                                                                                                -------------
                                                                                                    3,741,954
                                                                                                -------------
ARIZONA -- 1.88%
  Coconino County, Unified School District, GO, AMBAC
    5.000%, 07/01/01                                                                  935,000         968,894
  Maricopa County, Hospital Revenue Authority, Phoenix Baptist Hospital &
    Medical Center, RB, ETM
    7.125%, 10/01/02                                                                   75,000          78,469
  Maricopa County, Industrial Development Authority, John C Lincoln Hospital,
    RB, FSA
    7.000%, 12/01/00                                                                  730,000         761,938
  Maricopa County, Industrial Development Authority, Pines at Camelback
    Apartments Project, RB, Series A, Asset Guaranty
    4.900%, 05/01/06                                                                  145,000         145,725
    5.000%, 05/01/07                                                                  155,000         155,969
    5.300%, 05/01/13                                                                  380,000         383,325
  Maricopa County, Samaritan Health Service, RB, ETM
    6.750%, 01/01/04                                                                   25,000          26,781
  Pinal County, Community College, Pledge Obligation, RB, AMBAC
    5.250%, 07/01/05                                                                  490,000         524,300
    5.250%, 07/01/06                                                                  835,000         895,538
    5.250%, 07/01/07                                                                  885,000         950,269


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

    5.250%, 07/01/08                                                              $   930,000   $   1,004,400
    4.800%, 07/01/09                                                                  650,000         674,375
  Pinal County, Community College, RB, AMBAC
    5.400%, 07/01/05                                                                  360,000         388,350
    5.300%, 07/01/06                                                                  380,000         408,974
    5.200%, 07/01/07                                                                  375,000         401,250
    4.750%, 07/01/09                                                                  350,000         361,812
  Santa Cruz County, Industrial Development Authority, Citizens Utility Company
    Project, RB
    4.750%, 08/01/20                                                                1,050,000       1,061,812
  Yuma, Industrial Development Authority, Multi-Family Mortgage, Regency
    Apartments, RB, Series A, GNMA
    5.400%, 12/20/17                                                                1,540,000       1,553,475
                                                                                                -------------
                                                                                                   10,745,656
                                                                                                -------------
ARKANSAS -- 2.22%
  Drew County, Public Facilities Board, Single Family Mortgage, RB, Series A-2,
    FNMA
    7.900%, 08/01/11                                                                  238,435         258,701
  Fayeteville, Public Facilities Board, Single Family Mortgage, RB
    7.250%, 04/01/11                                                                  800,000         868,000
  Jefferson County, Health Care Facility, 1978 Conventional Series, RB, ETM, FSA
    7.400%, 12/01/10                                                                  120,000         141,450
  Lonoke County, Residential Housing, RB, Series B
    7.375%, 04/01/11                                                                  176,401         190,513
  Mississippi County, Public Facilities Board, RB, Series 1
    7.200%, 07/15/10                                                                  645,000         716,756
  North Little Rock, Residential Housing Facilities, Capital Appreciation, RB
    (A)
    0.000%, 12/01/10                                                                5,715,000       2,557,463
  Rogers County, Sales & Use Tax Redevelopment, RB
    5.350%, 11/01/11                                                                2,335,000       2,483,856
  Saline County, Residential Housing Facilities, Single Family Mortgage, RB
    7.875%, 03/01/11                                                                  555,000         596,625
  State Development Finance Authority, Multi-Family Housing, RB, Series A, MBIA
    5.450%, 07/01/24                                                                4,675,000       4,674,907

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Stuttgart, Public Facilities Board, Single Family Mortgage, RB, Series B
    7.750%, 09/01/11                                                              $   244,263   $     262,278
                                                                                                -------------
                                                                                                   12,750,549
                                                                                                -------------
CALIFORNIA -- 6.03%
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/99                                                                   50,000          50,637
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/00                                                                  100,000         102,500
  Atwater, Redevelopment Agency, Downtown Redevelopment Project, Tax Allocation
    Bond, Series A, ACA
    5.500%, 06/01/01                                                                   60,000          62,250
    5.500%, 06/01/02                                                                   55,000          57,613
    5.500%, 06/01/03                                                                   65,000          68,656
    5.500%, 06/01/04                                                                   65,000          68,981
    5.500%, 06/01/05                                                                   70,000          74,638
    4.900%, 06/01/06                                                                   75,000          77,438
    5.000%, 06/01/07                                                                   80,000          83,200
    5.050%, 06/01/08                                                                   75,000          77,813
    5.100%, 06/01/09                                                                   85,000          88,081
    5.150%, 06/01/10                                                                   90,000          93,038
    5.200%, 06/01/11                                                                  100,000         103,000
    5.300%, 06/01/12                                                                  105,000         109,069
    5.300%, 06/01/13                                                                  105,000         108,019
    5.300%, 06/01/14                                                                  110,000         112,200
    5.400%, 06/01/15                                                                  115,000         117,875
    5.400%, 06/01/16                                                                  125,000         127,500
    5.400%, 06/01/17                                                                  130,000         132,113
    5.400%, 06/01/18                                                                  135,000         136,688
    5.500%, 06/01/19                                                                  145,000         148,988
    5.500%, 06/01/20                                                                  155,000         159,263
    5.500%, 06/01/21                                                                  165,000         169,538
    5.500%, 06/01/22                                                                  175,000         179,813
  Bellevue, Unified School District, COP, MBIA (A)
    0.000%, 09/01/19                                                                  295,000         254,438
  Contra Costa County, Multi-Family Housing, Bollinger Crest Apartments, RB,
    Series C, FNMA
    4.850%, 05/01/11                                                                  500,000         497,500


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Delta County, California Home Mortgage Finance, Pacific Mortgage Backed
    Securities, RB, Series A, AMT, MBIA/GNMA
    6.700%, 06/01/24                                                              $   935,000   $   1,037,850
  Emeryville, Redevelopment Agency, Residential Mortgage, RB, ETM
    7.500%, 09/01/11                                                                  205,000         244,719
  Fairfield, COP, Pre-Refunded @ 100 (D)
    10.750%, 08/01/00                                                                 100,000         112,125
  Fresno, Multi-Family Housing Authority, Central Valley Coalition Projects, RB,
    Series A, FNMA
    5.150%, 08/01/07                                                                  310,000         320,075
  Fresno, Multi-Family Housing Authority, Central Valley Coalition Projects, RB,
    Series B, FNMA
    5.150%, 08/01/07                                                                  160,000         165,200
  Fresno, Multi-Family Housing Authority, Woodlands Apartments Projects, RB,
    Series A, GNMA
    6.650%, 05/20/08                                                                  465,000         516,150
  Home Finance Authority, Mortgage Backed Securities Program, RB, Series B,
    GNMA/FNMA
    6.900%, 10/01/24                                                                  180,000         189,900
  Los Angeles, Community Redevelopment Agency, Angelus Plaza Project, RB, Series
    A, FNMA
    7.400%, 06/15/10                                                                3,625,000       4,114,375
  Los Angeles, Community Redevelopment Authority, Monterey Hills Project, RB,
    Series B
    8.650%, 12/01/22                                                                  310,000         359,213
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series A,
    AMT, FNMA
    5.700%, 12/01/27                                                                1,870,000       1,968,175
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series B,
    FNMA
    5.850%, 12/01/27                                                                4,350,000       4,719,750
  Los Angeles, Multi-Family Housing, Earthquake Rehabilitation, RB, Series C,
    FNMA
    4.850%, 07/01/02                                                                3,305,000       3,366,969

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Los Angeles, Regional Aiports Lease, RB
    10.000%, 01/01/01                                                             $   245,000   $     276,850
  Napa, Housing Facility, Napa Park Apartments A-10, RB, GNMA
    7.500%, 06/20/00                                                                  218,061         218,060
  Pleasant Hill, Multi-Family Housing, Ellinswood Apartments Project, RB, Series
    A, Mandatory Put @ 100 FNMA, (B)
    5.300%, 12/01/05                                                                2,960,000       3,130,200
  Sacramento, Municipal Utility District, RB, Series M, ETM
    8.750%, 04/01/03                                                                  110,000         122,237
  San Jose, Multi-Family Housing, Almaden Lake Village Apartments, Series B,
    AMT, Mandatory Put @ 100 (B)
    5.150%, 03/01/01                                                                2,000,000       2,010,000
  Santa Clara County, RB
    5.080%, 06/20/00                                                                  263,901         263,900
  Santa Clara County, Housing Authority, Orchard Glen Apartments, RB
    4.500%, 11/01/07                                                                1,700,000       1,693,624
  Statewide Community Housing Development, Cudahy Gardens Project, RB, Series I,
    LOC
    5.100%, 10/01/12                                                                1,230,000       1,231,537
  Statewide Community Housing Development, Cudahy Gardens Project, RB, Series I,
    Mandatory Put @ 100, AMT LOC (B)
    5.600%, 04/01/26                                                                1,155,000       1,163,662
  Statewide Community Housing Development, Riverside Gardens Project, RB, Series
    J, LOC
    5.100%, 10/01/12                                                                1,085,000       1,086,355
  Vista, Multi-Family Housing, Pepperwood Apartments Project, RB, Series A,
    Mandatory Put @ 100, FNMA (B)
    5.700%, 06/01/05                                                                2,985,000       3,171,562
                                                                                                -------------
                                                                                                   34,743,337
                                                                                                -------------
COLORADO -- 2.33%
  Arvada, Industrial Development Authority, Wanco Incorporated Project, RB, LOC
    5.600%, 12/01/12                                                                  305,000         312,625


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Arvada, Industrial Development Authority, Wanco Incorporated Project, RB, LOC
    5.800%, 12/01/17                                                              $   445,000   $     455,569
  Boulder County, Community Hospital Project, RB, ETM
    7.000%, 07/01/09                                                                   80,000          89,900
  Castle Rock Ranch, Public Improvements Authority, RB
    5.900%, 12/01/03                                                                  935,000       1,010,969
  Commerce City, Single Family Mortgage, RB, Series A
    6.875%, 03/01/12                                                                  340,000         358,700
  Denver, Buerger Brothers Project, RB, Series A, FHA
    5.100%, 11/01/07                                                                  250,000         256,563
  Denver, Multi-Family Mortgage, Garden Court Community, RB, FHA
    4.700%, 07/01/08                                                                  485,000         487,425
  Housing Finance Authority, Multi-Family Mortgage, RB, Series C-3, FHA
    5.700%, 10/01/21                                                                1,805,000       1,843,086
  Housing Finance Authority, Single Family Program, RB
    5.750%, 11/01/04                                                                  155,000         161,006
  Housing Finance Authority, Single Family Program, RB, Series A
    4.750%, 11/01/05                                                                  235,000         237,938
  Housing Finance Authority, Single Family Program, RB, Series A-3
    6.500%, 05/01/16                                                                  935,000       1,028,500
  Housing Finance Authority, Single Family Program, RB, Series B-2, AMT
    6.400%, 11/01/24                                                                  935,000       1,020,319
  Housing Finance Authority, Single Family Program, RB, Series B-3,
    6.550%, 05/01/25                                                                1,400,000       1,545,250
  Housing Finance Authority, Single Family Program, RB, Series C
    5.000%, 05/01/05                                                                  235,000         240,581
  Housing Finance Authority, Single Family Program, RB, Series D-1, AMT
    5.200%, 12/01/05                                                                  895,000         916,255
  Student Obligation Board Authority, RB, Series C
    7.150%, 09/01/06                                                                  880,000         951,500
  Vail, Single Family Mortgage, RB, Series A
    8.125%, 06/01/10                                                                  270,000         287,550

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Westminster, Multi-Family Housing, Semper Village Apartments, Mandatory Put @
    100, RB (B)
    5.950%, 09/01/06                                                              $ 2,080,000   $   2,207,400
                                                                                                -------------
                                                                                                   13,411,136
                                                                                                -------------
CONNECTICUT -- 0.70%
  Waterbury, Housing Mortgage Authority, RB, Series A, AMBAC/FHA
    4.850%, 07/01/09                                                                1,965,000       1,972,369
  Waterbury, Housing Mortgage Authority, RB, Series C, AMBAC/FHA
    4.850%, 07/01/09                                                                2,040,000       2,047,650
                                                                                                -------------
                                                                                                    4,020,019
                                                                                                -------------
DELAWARE -- 0.35%
  State Economic Development Authority RB, Penninsula United, Series A
    6.000%, 05/01/09                                                                   35,000          37,144
  State Economic Development Authority, Wilmington Friends School Project
    6.300%, 07/01/00                                                                   50,000          50,875
    6.300%, 07/01/01                                                                   55,000          56,513
    6.300%, 07/01/02                                                                   60,000          62,250
    6.300%, 07/01/03                                                                   60,000          62,775
    6.300%, 07/01/04                                                                   65,000          68,250
    6.300%, 07/01/05                                                                   70,000          74,025
    6.300%, 07/01/06                                                                   75,000          78,844
    6.300%, 07/01/07                                                                   80,000          84,100
    6.300%, 07/01/08                                                                   85,000          89,356
    6.300%, 07/01/09                                                                   90,000          94,613
    6.300%, 07/01/10                                                                   95,000          99,869
    6.300%, 07/01/11                                                                  100,000         104,875
    6.300%, 07/01/12                                                                  110,000         115,363
    6.300%, 07/01/13                                                                  115,000         120,605
  State Housing Authority, Multi-Family Mortgage, RB, HUD
    6.600%, 07/01/01                                                                   60,000          62,774
  State Housing Authority, Residential Mortgage, RB, Series A, FHA
    8.750%, 06/01/17                                                                  775,000         775,000
                                                                                                -------------
                                                                                                    2,037,231
                                                                                                -------------
DISTRICT OF COLUMBIA -- 0.57%
  District Housing Finance Agency, Single Family Mortgage, RB, Series A, AMT,
    FNMA/GNMA
    6.250%, 12/01/28                                                                2,185,000       2,318,831


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  District Of Columbia, Housing Finance Agency, Mayfair Mansions Apartments, RB,
    FHA
    5.000%, 02/01/08                                                              $   970,000   $     970,000
                                                                                                -------------
                                                                                                    3,288,831
                                                                                                -------------
FLORIDA -- 3.31%
  Dade County, Government Leasing Corporation, COP, Series B
    8.500%, 04/01/07                                                                   45,000          47,869
  Dade County, Government Leasing Corporation, COP, Series C
    9.000%, 04/01/20                                                                  300,000         320,625
  Dade County, Housing Finance Authoriity, Multi-Family Mortgage, Midway Point
    Phase I, RB, Series A, Mandatory Put @ 100, AMT, FNMA (B)
    5.900%, 06/01/06                                                                  980,000       1,041,250
  Duval County, Housing Finance Authority, GNMA Mortgage Backed Securities
    Program, RB, Series C, FGIC/GNMA
    7.650%, 09/01/10                                                                  110,000         117,013
  Health Facilities Authority, Saint Vincent Medical Center Incorporated, RB,
    ETM
    9.125%, 01/01/03                                                                  480,000         538,800
  Housing Finance Agency, Multi-Family Revenue, RB, Series I, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                                1,960,000       1,960,000
  Housing Finance Agency, Multi-Family Revenue, RB, Series J, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                                2,215,000       2,217,038
  Housing Finance Agency, Multi-Family Revenue, RB, Series K, Mandatory Put @
    100, LOC (B)
    4.850%, 12/01/99                                                                1,800,000       1,801,134
  Jacksonville, Health Facility Authority, Saint Catherine Laboure Manor
    Incorporated, RB, ETM
    9.125%, 01/01/03                                                                  270,000         303,075
  Miami, Fernando Apartments
    9.750%, 10/01/11                                                                  729,159         799,341

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Miami-Dade County, Housing Finance Authority, RB, AMT, FNMA/GNMA
    5.900%, 06/01/25                                                              $ 2,315,000   $   2,419,175
  Miami Beach, Housing Authority, Section 8, RB, HUD
    6.625%, 01/15/09                                                                1,120,000       1,227,800
  Miramar Water Improvement Assesment, GTD
    5.125%, 10/01/20                                                                4,070,000       4,146,312
  Palm Beach County, Airport Systems, RB, MBIA
    7.500%, 10/01/00                                                                  320,000         342,400
  Pinellas County, Housing Finance Authority, Single Family Mortgage Program,
    RB, Series A, AMT, GNMA
    6.850%, 03/01/29                                                                1,400,000       1,526,000
  St. John's County, Industrial Development Authority, RB, Series A, MBIA
    5.500%, 03/01/17                                                                  235,000         247,043
                                                                                                -------------
                                                                                                   19,054,875
                                                                                                -------------
GEORGIA -- 1.41%
  Augusta, Housing Rehabilitation, Multi-Family Housing, Bon Air, RB, Series C,
    HUD
    7.000%, 09/01/05                                                                  935,000       1,016,813
  Clayton County, Multi-Family Housing Authority, Pointe South Apartments
    Projects, RB, FNMA
    5.750%, 01/01/13                                                                  100,000         106,000
  Fulton County, Housing Authority, Single Family Mortgage, RB, AMT, GNMA
    6.200%, 03/01/13                                                                  320,000         337,600
  Houston County, Development Housing Authority, Emerald Coast Housing, RB,
    Series A
    7.000%, 08/01/28                                                                2,500,000       2,468,750
  Marietta, Housing Authority, Multi-Family Housing, Ridge Point Apartments
    Project, RB, Series A, Mandatory Put @ 100 FNMA, (B)
    5.700%, 06/01/05                                                                2,360,000       2,516,350
  Marietta, Housing Authority, Multi-Family Mortgage, RB, Series A, Mandatory
    Put @ 100 FNMA (B)
    6.000%, 06/01/01                                                                  935,000         945,033


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  St. Marys, Housing Authority, Multi-Family Mortgage, Cumberland Oaks
    Apartments, RB, Series A, FHA
    7.250%, 09/01/05                                                              $   500,000   $     530,625
  St. Marys, Housing Authority, Multi-Family Mortgage, Pines Apartments, RB,
    Series C, FHA
    7.250%, 10/01/05                                                                  210,000         221,024
                                                                                                -------------
                                                                                                    8,142,195
                                                                                                -------------
HAWAII -- 0.06%
  Honolulu, Housing Authority, Multi-Family Mortgage, Waipahu Towers Project,
    RB, Series A, GNMA
    6.900%, 06/20/05                                                                  300,000         324,000
                                                                                                -------------
                                                                                                      324,000
                                                                                                -------------
IDAHO -- 1.01%
  Bingham County, Industrial Development Company, Supreme Potatoes Incorporated
    Project, LOC
    4.600%, 11/01/00                                                                   45,000          45,675
    4.750%, 11/01/01                                                                  185,000         189,163
    4.850%, 11/01/02                                                                   65,000          66,950
    4.950%, 11/01/03                                                                  300,000         312,000
    5.050%, 11/01/04                                                                  320,000         336,000
    5.150%, 11/01/05                                                                  335,000         349,656
    5.200%, 11/01/06                                                                  360,000         374,400
    5.300%, 11/01/07                                                                  385,000         401,363
    5.400%, 11/01/08                                                                  405,000         423,225
    5.500%, 11/01/09                                                                  435,000         455,663
    5.600%, 11/01/10                                                                   80,000          84,000
    5.700%, 11/01/11                                                                   85,000          89,463
    5.800%, 11/01/12                                                                   90,000          94,950
  Housing & Finance Association, Single Family Mortgage, RB, Series B, AMT
    5.650%, 07/01/09                                                                  445,000         473,925
  Housing & Finance Association, Single Family Mortgage, RB, Series C-2, FHA
    5.250%, 07/01/11                                                                  325,000         329,469
  Housing & Finance Association, Single Family Mortgage, RB, Series F-2, FHA
    5.100%, 07/01/12                                                                  665,000         669,156
  Housing Agency, Single Family Mortgage, RB, Series C-1, FHA
    7.650%, 07/01/10                                                                  245,000         254,493

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Housing Agency, Single Family Mortgage, RB, Series F, FHA
    5.800%, 07/01/07                                                              $   790,000   $     842,337
                                                                                                -------------
                                                                                                    5,791,888
                                                                                                -------------
ILLINOIS -- 5.91%
  Alton, Hospital Facility, Alton Memorial Hospital Project, RB, ETM
    7.000%, 07/01/05                                                                  500,000         554,375
  Bethany, Home & Hospital Facility, Methodist Church, Pre-refunded @ 100 (D)
    7.750%, 04/01/00                                                                  250,000         261,250
  Bolingbrook, Capital Appreciation, RB, Series 1 (A)
    0.000%, 01/01/11                                                                4,105,000       1,749,756
  Buffalo Grove, Economic Development Authority, RB
    5.450%, 08/15/02                                                                  975,000         992,063
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project, RB, GNMA
    4.950%, 06/01/05                                                                  140,000         143,150
    5.250%, 06/01/08                                                                  165,000         170,156
    5.350%, 06/01/09                                                                  165,000         170,569
    5.450%, 06/01/10                                                                  175,000         181,563
    5.500%, 06/01/11                                                                  180,000         187,200
    5.550%, 06/01/12                                                                  185,000         192,400
  Des Plaines, Hospital Facility, Holy Family Hospital, RB, ETM
    7.000%, 01/01/07                                                                  170,000         188,700
    7.000%, 01/01/07                                                                  180,000         199,800
    7.000%, 01/01/07                                                                  205,000         227,550
  Development Finance Authority, Catholic Health, RB, Series A, Connie Lee
    Insured
    5.150%, 02/15/06                                                                  945,000       1,005,244
  Development Finance Authority, Debt Restructure East Saint Louis, GO
    6.050%, 11/15/99                                                                  325,000         333,148
    6.875%, 11/15/05                                                                  875,000         980,000
  Development Finance Authority, Fund For Child Project, RB, Series A
    7.400%, 09/01/04                                                                1,945,000       2,146,794
  Development Finance Authority, Section 8, RB, Series A, FHA/MBIA
    5.200%, 07/01/08                                                                  170,000         174,463


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Fairfield, Economic Development Authority, Wayne County Center Project, RB
    6.000%, 12/15/05                                                              $   510,000   $     535,500
  Grayslake, Multi-Family Housing, Country Square Apartments Project, RB, Series
    A, FHA
    6.000%, 06/01/05                                                                1,045,000       1,111,619
  Greater Peoria, Airport Authority, GO, AMBAC
    6.500%, 12/01/05                                                                   95,000         106,281
    6.600%, 12/01/06                                                                  540,000         605,475
    6.700%, 12/01/07                                                                  235,000         264,669
  Health Facilities Authority, Michael Reese Hospital & Medical Center, RB, ETM
    6.750%, 12/01/08                                                                  365,000         411,081
  Health Facilities Authority, Midwest Group Ltd, RB, ACA
    5.375%, 11/15/08                                                                  335,000         356,775
  Health Facilities Authority, Northwestern Memorial Hospital Project, RB, ETM
    6.375%, 05/01/03                                                                  180,000         190,125
  Health Facility Authority, Lutheran Social Services, RB
    6.125%, 08/15/10                                                                  795,000         817,856
  Health Facility Authority, Sydney R. Forkosh Memorial Hospital, RB,
    Pre-Refunded @ 100 (D)
    7.000%, 07/01/02                                                                  410,000         438,700
  Health Facility Authority, Northwestern Medical Facility Foundation, RB, MBIA
    5.125%, 11/15/28                                                                1,735,000       1,726,325
  Palatine, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax
    Allocation, AMBAC
    5.000%, 01/01/15                                                               11,220,000      11,149,875
  Quincy, Single Family Mortgage, RB
    6.875%, 03/01/10                                                                  410,000         439,725
  Rockford, Faust Landmark Apartments, RB, Series A, MBIA
    5.625%, 01/01/07                                                                  480,000         505,800
  Rockford-Concord Commons, Housing Facility, Concord Commons Project, RB,
    Series A, FHA
    6.150%, 11/01/22                                                                1,725,000       1,837,125
    5.550%, 11/01/06                                                                  500,000         533,750

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Southwestern Development Authority, Wood River Township Hospital Project, RB,
    ETM
    6.875%, 08/01/03                                                              $   185,000   $     202,574
  Upper River Valley Development Authority, Waste Recovery Illinois Project, RB
    5.900%, 02/01/14                                                                2,930,000       2,940,987
                                                                                                -------------
                                                                                                   34,032,423
                                                                                                -------------
INDIANA -- 2.36%
  Bond Book Special Program Waste Water Treatment, RB, Series 1997C
    5.200%, 08/01/07                                                                   95,000         102,006
    5.300%, 08/01/08                                                                  270,000         292,950
    5.400%, 08/01/09                                                                  240,000         262,500
  Gary, Mortgage Redevelopment, Willow On Clark Apartments, RB, Series A
    4.750%, 08/20/08                                                                  270,000         268,650
    5.150%, 08/20/13                                                                  350,000         347,813
    5.400%, 08/20/38                                                                  690,000         684,825
  Health Facilities Finance Authority, Kings Daughters Hospital, RB, Asset
    Guaranty
    5.000%, 08/15/05                                                                  245,000         256,025
    5.100%, 02/15/06                                                                  360,000         377,550
    5.100%, 08/15/06                                                                  370,000         388,963
    5.250%, 02/15/08                                                                  375,000         394,219
    5.350%, 08/15/09                                                                  410,000         433,575
  Health Facility Authority, Floyd Memorial Hospital, RB
    4.850%, 02/15/06                                                                  625,000         638,281
  Indianapolis, Industrial Economic Development Authority, Knob in the Woods
    Project, RB, AMT, Mandatory Put @ 100 FNMA (B)
    6.375%, 12/01/04                                                                3,200,000       3,500,000
  Indianapolis, Economic Development Authority, RB, GNMA
    5.350%, 04/20/17                                                                1,590,000       1,603,913
  Lawrence, Multi-Family Housing, Pinnacle Apartments Project, RB, Mandatory Put
    @ 100, FNMA (B)
    5.150%, 01/01/08                                                                2,005,000       2,037,581


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Monroe County, Hospital Authority, Bloomington Hospital Inc. Project, RB, MBIA
    4.750%, 05/01/06                                                              $   935,000   $     968,894
  State Health Facility, Floyd Memorial Hospital, RB
    4.800%, 02/15/07                                                                  325,000         330,688
    4.850%, 02/15/08                                                                  315,000         320,906
    4.950%, 02/15/09                                                                  305,000         308,812
  Vigo County, Hospital Authority, RB, ETM
    6.875%, 04/01/04                                                                   90,000          98,324
                                                                                                -------------
                                                                                                   13,616,475
                                                                                                -------------
IOWA -- 0.60%
  Des Moines, Fairview Community-Iowa Lutheran Hospital, RB, ETM, MBIA
    9.500%, 11/15/02                                                                1,635,000       1,845,506
  Financial Authority, Small Business, Terrace Center Association LP Project, RB
    7.500%, 03/01/22                                                                1,450,000       1,598,625
                                                                                                -------------
                                                                                                    3,444,131
                                                                                                -------------
KANSAS -- 0.68%
  Labette & Cowley County, Single Family Mortgage, RB, Series A-2, GNMA
    7.650%, 12/01/11                                                                  420,000         454,125
  Labette & Cowley County, Single Family Mortgage, RB, Series A
    9.500%, 04/01/13                                                                   15,000          16,050
  Manhattan, Central Business District Redevelopment, Tax Allocation, Series A,
    Asset Guaranty
    5.200%, 12/01/03                                                                  465,000         480,694
  Reno County, Single Family Mortgage, RB, Series B
    8.700%, 09/01/11                                                                  245,000         262,456
  Saline County, Residential Housing Facilities, RB, Series A
    9.500%, 10/01/11                                                                  140,000         148,925
  Sedgwick & Shawnee Counties, Mortgage Backed Securities Program, RB, Series
    A-1, GNMA
    4.700%, 12/01/08                                                                1,000,000       1,001,250
  State Development Finance Authority, Multi-Family Housing, Four Seasons
    Apartment Project, RB, LOC
    5.300%, 10/01/07                                                                  340,000         351,900

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Development Finance Authority, Multi-Family Housing, Four Seasons
    Apartment Project, RB, AMT, Mandatory Put @ 100, LOC (B)
    5.600%, 10/01/07                                                              $   970,000   $   1,002,738
  Wichita, Single Family Mortgage, RB, Series A
    7.100%, 09/01/09                                                                  200,000         214,750
                                                                                                -------------
                                                                                                    3,932,888
                                                                                                -------------
KENTUCKY -- 1.13%
  Ashland, Environmental Import, Allied Chemical Corporation Project, RB, ETM
    5.800%, 03/01/03                                                                1,175,000       1,229,344
  Greater Housing Assistance Corporation, Section 8 Assisted Project, RB, Series
    A, MBIA
    7.625%, 01/01/25                                                                  395,000         409,319
  Greater Kentuky, Housing Assistance Corporation, Section 8, RB, Series C,
    FHA/MBIA
    5.350%, 07/01/07                                                                  505,000         515,100
  Jefferson County, Multi-Family Housing, Kentucky Towers Project, RB, Series A,
    GNMA
    5.650%, 08/20/34                                                                2,985,000       3,082,013
  Lakeland, Wesley Village Housing Incorporated, Section 8 Assisted Project, RB,
    FHA
    7.125%, 11/01/02                                                                  255,000         270,938
  Owensboro, Electric Light & Power, RB, ETM
    10.500%, 01/01/04                                                                 385,000         456,225
  State Turnpike Authority, RB, ETM
    6.125%, 07/01/07                                                                  302,000         327,670
    6.625%, 07/01/08                                                                  220,000         243,374
                                                                                                -------------
                                                                                                    6,533,983
                                                                                                -------------
LOUISIANA -- 2.37%
  Housing Finance Agency, Malta Square Project, RB, AMT, GNMA
    6.450%, 09/01/27                                                                  590,000         637,200
    6.500%, 09/01/38                                                                1,510,000       1,628,913
  Housing Finance Agency, Single Family Housing, RB, GNMA
    8.050%, 11/01/14                                                                  290,000         297,700


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Housing Finance Agency, Single Family Housing, RB, Series A-1, GNMA
    4.625%, 06/01/09                                                              $   675,000   $     679,219
  Iberia, Single Family Mortgage, RB
    7.375%, 01/01/11                                                                  745,000         813,913
  Jefferson Parish, Hospital Services District, RB, ETM
    7.125%, 01/01/02                                                                  245,000         259,700
  Public Facilities Authority, Multi-Family Housing, Oakleigh Apartments
    Project, RB, AXA
    5.750%, 03/15/03                                                                  275,000         289,094
    5.850%, 03/15/04                                                                  295,000         310,119
    5.950%, 03/15/05                                                                  310,000         325,887
  Public Facilities Authority, Multi Family Housing, Edgewood Apartments, RB,
    Mandatory Put @ 100, FNMA (B)
    5.800%, 06/01/05                                                                4,820,000       5,109,200
  Public Facilities Authority, Public Health & Education, RB, Series A-1, AMBAC
    5.000%, 12/01/15                                                                1,495,000       1,558,537
  Public Facility Authority, Multi-Family Housing, Beau Terre Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.800%, 06/01/05                                                                  700,000         742,000
  Public Facility Authority, Single Family Mortgage, RB, Series A
    7.375%, 10/01/12                                                                  440,000         456,500
  Public Facility Authority, Single Family Mortgage, RB, Series C, FHA
    8.450%, 12/01/12                                                                  508,839         542,548
                                                                                                -------------
                                                                                                   13,650,530
                                                                                                -------------
MAINE -- 0.02%
  Health & Higher Educational Facilities, Cedar Nursing, RB, Pre-refunded @ 102,
    FHA (D)
    7.900%, 02/01/00                                                                  120,000         128,700
                                                                                                -------------
                                                                                                      128,700
                                                                                                -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

MARYLAND -- 1.10%
  Annapolis, Economic Development, Saint John's College Facility, RB
    4.700%, 10/01/03                                                              $   180,000   $     182,475
    4.800%, 10/01/04                                                                  100,000         101,875
    5.000%, 10/01/06                                                                  210,000         214,725
    5.000%, 10/01/07                                                                  220,000         224,675
    5.000%, 10/01/08                                                                  235,000         239,406
  Cecil County, Economic Development Authority, Northeast Plaza Association,
    Series A
    6.875%, 01/15/08                                                                1,645,000       1,850,625
  Cecil County, Economic Development Authority, Northeast Plaza Association,
    Series B
    6.875%, 01/15/10                                                                  490,000         550,025
  Frederick County, Economic Redevelopment Authority, Northhampton, RB, Series
    A, FHA
    5.900%, 02/01/05                                                                  285,000         298,538
  State Economic Development Corporation, Crescent Cities Project, RB, Series A,
    GNMA
    5.400%, 12/20/27                                                                1,055,000       1,078,738
  State Economic Development Corporation, Crescent Cities Project, RB, Series A,
    GNMA
    5.450%, 12/20/37                                                                1,545,000       1,579,762
                                                                                                -------------
                                                                                                    6,320,844
                                                                                                -------------
MASSACHUSETTS -- 2.35%
  Boston, Industrial Development Finance Authority, North End Community, RB,
    Series A, FHA
    6.450%, 08/01/37                                                                1,870,000       2,085,050
  Dartmouth, Housing Development Cororation, CrossRoads Apartments, RB, Series
    A, MBIA
    4.850%, 07/01/09                                                                  610,000         611,525
  Educational Loan Authority, RB, Series A, MBIA
    7.250%, 01/01/09                                                                  650,000         684,125
  State Health & Education Authority, Beth Isreal Hospital, RB, ETM
    5.750%, 07/01/06                                                                   85,000          90,100
  State Health & Educational Facilities Authority, RB,
    8.000%, 07/01/00                                                                   40,000          42,950


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Housing Finance Agency, RB, Series A, MBIA
    6.125%, 12/01/11                                                              $   215,000   $     229,244
  State Industrial Finance Agency, Draper Place Project, RB, GNMA
    5.400%, 08/20/12                                                                  395,000         401,419
    6.450%, 08/20/39                                                                6,695,000       7,264,075
  State Industrial Finance Agency, Higher Education, Hampshire College Project,
    RB
    5.800%, 10/01/17                                                                2,055,000       2,119,218
                                                                                                -------------
                                                                                                   13,527,706
                                                                                                -------------
MICHIGAN -- 0.77%
  Battle Creek, Economic Development Authority, Kellogg Company Project, RB
    5.125%, 02/01/09                                                                  450,000         451,724
  Dickinson County, Economic Development Authority, Champion International
    Corporation, RB
    6.550%, 03/01/07                                                                  700,000         736,750
  Novi, Water Supply & Sewer Disposal System, RB, MBIA
    5.000%, 07/01/19                                                                1,000,000         996,250
  Petoskey, Hospital Finance Authority, RB, ETM
    6.700%, 03/01/07                                                                  535,000         593,850
  Saginaw, Hospital Finance Authority, Saint Luke Hospital, RB, ETM
    7.500%, 11/01/10                                                                  255,000         306,319
  State Building Authority, RB, Series II, MBIA
    7.400%, 04/01/01                                                                   50,000          51,875
  State Hospital Finance Authority, Saint Joseph Mercy Hospital Project, RB, ETM
    7.000%, 07/01/05                                                                  375,000         416,250
  State Hospital Finance Authority, William Beaumont Hospital Project, RB, ETM
    6.200%, 01/01/03                                                                  115,000         121,038
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.150%, 12/01/08                                                                   95,000          97,137
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.250%, 12/01/09                                                                   95,000          97,137

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.350%, 12/01/10                                                              $    95,000   $      97,137
  State Housing Development Authority, RB, Series D, AMT, AMBAC
    5.050%, 12/01/07                                                                   95,000          97,019
  State Strategic Fund Obligation, The Oxford Institute, RB, Series A, ETM
    7.875%, 08/15/05                                                                  320,000         363,600
                                                                                                -------------
                                                                                                    4,426,086
                                                                                                -------------
MINNESOTA -- 0.29%
  Cambridge, Mortgage Revenue, Health Care Center, RB, Series A, GNMA.
    5.400%, 11/20/05                                                                  535,000         569,775
  Dakota County, Housing & Redevelopment Authority, RB, FNMA/GNMA
    5.550%, 10/01/02                                                                  110,000         113,850
    5.750%, 10/01/04                                                                  130,000         135,850
  Monticello, Pollution Control Authority, Northern States Power Company, RB
    5.375%, 02/01/03                                                                  410,000         412,054
  Rochester, Saint Mary's Hospital, RB, ETM
    5.750%, 10/01/07                                                                  410,000         440,750
                                                                                                -------------
                                                                                                    1,672,279
                                                                                                -------------
MISSISSIPPI -- 1.97%
  Business Finance Corporation, Landau Uniforms Project, RB, LOC
    5.450%, 09/01/01                                                                  265,000         271,625
    5.600%, 09/01/02                                                                  285,000         294,619
    5.800%, 09/01/04                                                                  320,000         336,000
    5.900%, 09/01/05                                                                  335,000         351,331
  Business Finance Corporation, Millsaps College Project, Series B
    5.000%, 11/01/19                                                                1,090,000       1,091,362
  Corinth & Alcorn County, Magnolia Regional Health Center, RB, Series A
    5.000%, 10/01/08                                                                1,585,000       1,606,794
  Corinth & Alcorn County, Magnolia Regional Health Center, RB, Series B
    5.125%, 10/01/10                                                                1,110,000       1,123,875
  Health Facilities Finance Authority, Kings Daughters Hospital, RB, Asset
    Guaranty
    5.500%, 04/01/18                                                                1,600,000       1,658,000


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Home Corporation, Single Family Mortgage, Access Program, RB, Series A, GNMA
    5.000%, 06/01/04                                                              $   380,000   $     394,250
  Home Corporation, Single Family Mortgage, RB, Series A, AMT, GNMA
    5.125%, 12/01/17                                                                  930,000         947,438
  Home Corporation, Single Family Mortgage, RB, Series I, AMT, GNMA
    7.375%, 06/01/28                                                                2,800,600       3,255,697
                                                                                                -------------
                                                                                                   11,330,991
                                                                                                -------------
MISSOURI -- 5.12%
  Boone County, Industrial Development Authority, Otscon Incorporated Project,
    RB, LOC
    5.125%, 05/01/18                                                                2,335,000       2,276,625
  Joplin, Industrial Development, Tri State Osteopathic Hospital
    8.250%, 12/15/14                                                                7,820,000       9,032,100
  Kansas City, Industrial Development Authority, Coves Norht Duplexs Project,
    RB, Mandatory Put @ 100, FNMA (B)
    5.600%, 09/01/05                                                                4,190,000       4,320,938
  Kansas City, Industrial Development Authority, Royal Woods Apartment Project,
    RB, Mandatory Put @ 100, FNMA (B)
    5.600%, 01/01/10                                                                7,125,000       7,472,344
  Pacific & Franklin Counties, Industrial Development Authority, Clayton
    Corporation Project, RB, LOC
    5.450%, 05/01/02                                                                  810,000         832,275
    5.950%, 05/01/07                                                                  900,000         952,875
    6.200%, 05/01/12                                                                  900,000         952,875
    6.450%, 05/01/17                                                                  900,000         951,750
  St. Louis County, Regional Covention & Sports Center RB, Series B
    6.500%, 08/15/01                                                                  725,000         773,031
  St. Louis, Airport Authority, RB, ETM
    12.000%, 07/01/03                                                                  45,000          60,525

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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  St. Louis, Land Clearance Redevelopment Authority, Westminsters Place
    Apartments, RB, Series A, Mandatory Put @ 100, FNMA (B)
    5.950%, 04/01/07                                                              $   560,000   $     604,100
  State Development Finance Board, Greater St. Louis Project, RB, LOC
    4.900%, 09/01/10                                                                  855,000         863,550
  State Housing Development Community, Single Family Mortgage, RB, AMT, GNMA
    6.625%, 12/01/17                                                                  390,000         413,887
                                                                                                -------------
                                                                                                   29,506,875
                                                                                                -------------
MONTANA -- 0.68%
  Great Falls, Multi-Family Housing, Autumn Run Apartments Project, RB, AMT,
    Mandatory Put @ 100, LOC (B)
    4.900%, 01/02/08                                                                3,485,000       3,485,000
  Missoula County, Community Hospital
    7.125%, 06/01/07                                                                  385,000         433,606
                                                                                                -------------
                                                                                                    3,918,606
                                                                                                -------------
NEBRASKA -- 0.46%
  Investment Finance Authority, Multi-Family Housing, Cheney Apartments, RB,
    Series A, Mandatory Put @ 100, FNMA (B)
    5.500%, 12/01/05                                                                1,870,000       1,972,850
  Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, RB, FNMA
    4.875%, 01/01/08                                                                  690,000         702,938
                                                                                                -------------
                                                                                                    2,675,788
                                                                                                -------------
NEVADA -- 0.49%
  Saratoga Palms, Multi Unit Housing, RB, FNMA
    5.900%, 04/01/06                                                                  625,000         658,594
  State Housing Division, Austin Crest Project, RB, FNMA,
    5.500%, 10/01/09                                                                  450,000         460,688
  State Housing Division, Single Family Mortgage, RB, Series B, FHA
    6.450%, 10/01/07                                                                  710,000         757,925
  State Housing Division, Single Family Mortgage, RB, Series C-1, FHA
    5.450%, 04/01/10                                                                  465,000         478,369


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Housing Division, Single Family Mortgage, RB, Series E, FHA
    6.000%, 10/01/09                                                              $   465,000   $     489,993
                                                                                                -------------
                                                                                                    2,845,569
                                                                                                -------------
NEW HAMPSHIRE -- 0.70%
  Higher Education & Health Authority, River College
    4.650%, 01/01/04                                                                  155,000         156,356
    4.750%, 01/01/05                                                                  160,000         161,600
    4.850%, 01/01/07                                                                  130,000         131,300
    4.900%, 01/01/08                                                                  185,000         186,850
  Higher Education & Health Facility, Crotched Mountain Rehabilitation Center,
    RB, Pre-Refunded @ 102 (D)
    7.500%, 01/01/00                                                                  105,000         111,825
  Higher Education & Health Facility, Kendal at Hanover Issue, RB, LOC
    5.200%, 10/01/06                                                                  775,000         790,500
    5.300%, 10/01/07                                                                  585,000         595,969
  Higher Educational & Health Authority, Franklin Pierce College, RB
    4.900%, 10/01/08                                                                  620,000         626,200
  Higher Educational & Health Authority, Franklin Pierce College, RB, ACA
    5.000%, 10/01/09                                                                  465,000         471,394
    5.100%, 10/01/10                                                                  790,000         800,862
                                                                                                -------------
                                                                                                    4,032,856
                                                                                                -------------
NEW JERSEY -- 1.50%
  Church Street Corporation, Keansburg Elderly Housing, Series 1994, Section 8
    Assistance, HUD
    5.000%, 03/01/01                                                                  160,000         162,000
  Deptford Township, GO
    5.600%, 10/15/06                                                                  180,000         198,450
    5.850%, 10/15/07                                                                  185,000         208,588
  Economic Development Authority, Cadbury Corporation Project, RB Series A, ACA
    4.750%, 07/01/03                                                                  290,000         299,063
    4.850%, 07/01/04                                                                  325,000         336,781
    4.600%, 07/01/02                                                                  200,000         204,750
  Economic Development Authority, RB, Series H-2, LOC
    5.000%, 10/01/05                                                                  570,000         592,088

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Gloucester County, Import Authority, Electric Mobility Project, RB, County
    Guaranteed
    5.000%, 11/01/10                                                              $   265,000   $     269,306
    4.250%, 11/01/01                                                                  290,000         291,450
    4.500%, 11/01/03                                                                  195,000         196,950
    4.600%, 11/01/04                                                                  105,000         106,706
    4.700%, 11/01/05                                                                  105,000         106,969
    4.750%, 11/01/06                                                                  110,000         112,613
    4.800%, 11/01/07                                                                  115,000         117,588
    5.000%, 11/01/08                                                                  125,000         128,280
  Sayreville, Housing Development Corporation, Section 8 Assisted Project, RB,
    Series A, FHA
    6.000%, 02/01/23                                                                2,620,000       2,747,724
  State Education Facility Authority, Caldwell College, RB, Series A
    7.250%, 07/01/25                                                                1,115,000       1,204,200
  State Housing & Mortgage Authority, Rogers Gardens Apartment, RB, FHA (A)
    0.000%, 11/01/98                                                                  205,000         205,000
  State Turnpike Authority, RB, ETM
    10.375%, 01/01/03                                                                 990,000       1,143,450
                                                                                                -------------
                                                                                                    8,631,956
                                                                                                -------------
NEW MEXICO -- 0.98%
  Albuquerque, Class B-2, CMO, FGIC
    0.000%, 05/15/11 (A)                                                            7,785,000       3,279,431
  Bernalillo County, Multi-Family Housing, Sunchase Apartments, Mandatory Put @
    100, Series A (B)
    5.800%, 11/01/06                                                                1,400,000       1,508,500
  Mortgage Finance Authority, Single Family Mortgage Program, RB, FHLMC/
    FNMA/GNMA
    5.500%, 07/01/17                                                                  210,000         214,725
    5.600%, 07/01/28                                                                  465,000         474,881
  Roswell, Airport & Marina Improvement, RB
    8.500%, 11/01/98                                                                   65,000          65,000
  Santa Fe, Single Family Mortgage, RB
    8.450%, 12/01/11                                                                  100,120         107,504
                                                                                                -------------
                                                                                                    5,650,041
                                                                                                -------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

NEW YORK -- 7.74%
  Amherst, Industrial Development Agency, Multi Service Rink Complex, RB, LOC
    4.750%, 10/01/02                                                              $   195,000   $     198,169
    5.180%, 10/01/06                                                                  335,000         345,050
  Capital District Youth Center Lease, RB, LOC
    6.000%, 02/01/17                                                                  465,000         489,994
  Dutchess County, Solid Waste Systems, RB, Series C, MBIA
    5.000%, 01/01/10                                                                2,710,000       2,815,013
  Nassau County, General Improvement, GO, Series X, AMBAC
    5.000%, 11/01/05                                                                  465,000         491,156
    5.000%, 11/01/06                                                                  465,000         492,900
  New York City, Series B, GO, AMBAC
    7.250%, 08/15/07                                                                3,625,000       4,427,031
  New York City, GO
    7.000%, 08/01/07                                                                3,640,000       4,295,200
  New York City, Housing Authority, Multi-Family Mortgage, Section 8 Assisted,
    RB, Series A, AMBAC
    5.450%, 07/01/08                                                                1,545,000       1,649,288
  New York City, Industrial Development Agency, College of Aeronautics Project
    5.000%, 05/01/06                                                                  425,000         429,781
    5.200%, 05/01/09                                                                  255,000         259,144
  New York City, Industrial Development Agency, RB, Mandatory Put @ 100, Series
    C (B)
    7.625%, 11/01/99                                                                2,650,000       2,659,938
  Oneida County, Industrial Development Agency, Mohawk Valley, RB, Series A, FSA
    5.000%, 01/01/13                                                                  945,000         966,263
    4.550%, 02/01/04                                                                  785,000         812,475
    4.650%, 02/01/05                                                                  670,000         695,125
    4.700%, 02/01/06                                                                  855,000         891,338
    5.200%, 02/01/13                                                                  935,000         967,725
  Oneida County, Industrial Development Agency, Mohawk Valley, RB, Series B, FSA
    5.000%, 01/01/13                                                                1,530,000       1,564,425
  State Dormitoory Authority, Hunts Point Multi Service Center, RB
    5.625%, 07/01/22                                                                2,805,000       2,934,731

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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Dormitory Authority, Lutheran Nursing Home, RB, AMBAC/FHA
    5.125%, 02/01/18                                                              $ 1,240,000   $   1,253,950
  State Dormitory Authority, Long Island University, RB, Asset Guaranty
    6.000%, 09/01/08                                                                3,225,000       3,535,406
  State Dormitory Authority, Capital Appreciation, RB, Series C, ETM, FSA (A)
    0.000%, 07/01/04                                                                  105,000          80,325
  State Dormitory Authority, Saint Mary's Hospital Amsterdam, RB, MBIA
    5.250%, 05/01/05                                                                1,250,000       1,337,500
  State Medical Care Finance Facility, Hospital & Nursing Home, RB, Series A,
    FHA
    7.900%, 02/15/08                                                                    5,000           5,119
  State Mortgage Agency, Home Owner Mortgage, RB, AMT, FHA
    7.700%, 10/01/21                                                                1,430,000       1,503,288
  State Power Authority, RB, Series C, ETM
    9.500%, 01/01/01                                                                  260,000         273,650
  State Urban Development Corporation, Correctional Facility, RB, AMBAC
    5.625%, 01/01/07                                                                4,675,000       5,037,312
  Syracuse, Housing Authority, Loretto Rest Homes, RB, Series A, FHA
    5.000%, 08/01/07                                                                2,245,000       2,334,800
  Triborough Bridge & Tunnel Authority, Convention Center Project, RB, Series E
    7.250%, 01/01/10                                                                  445,000         536,224
  UFA Development Corporation, Loretto Utica Project, RB, FHA
    5.150%, 07/01/03                                                                1,255,000       1,297,355
                                                                                                -------------
                                                                                                   44,579,675
                                                                                                -------------
NORTH CAROLINA -- 0.08%
  Martin County, Pollution Control Finance Authority, Weyerhaeuser, RB
    8.500%, 06/15/99                                                                  110,000         113,093
  Vance County, Industrial Facility Authority, Carolina Comforters Project, LOC
    4.700%, 09/01/00                                                                  370,000         374,588
                                                                                                -------------
                                                                                                      487,681
                                                                                                -------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

OHIO -- 3.60%
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series A, FHA/ MBIA
    4.500%, 01/01/03                                                              $   260,000   $     261,300
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series C, FHA/ MBIA
    5.100%, 07/01/09                                                                1,960,000       1,974,700
  Capital Corporation for Housing Mortgage Revenue, Section 8 Assisted Project,
    RB, Series E, FHA/ MBIA
    5.700%, 01/01/05                                                                  395,000         416,231
  Capital Housing Corporation Mortgage, Georgetown Section 8, RB, Series A, FHA
    6.625%, 07/01/22                                                                1,250,000       1,331,250
  Cuyahoga County, Multi-Family Housing, Water Street Association, RB, GNMA
    6.250%, 12/20/36                                                                1,215,000       1,318,275
  Hancock County, Multi-Family Housing, Crystal Glen Apartments, RB, Series C,
    LOC
    5.050%, 01/01/10                                                                1,135,000       1,139,256
  Jefferson County, GO, Asset Guaranty
    6.625%, 12/01/05                                                                  375,000         410,156
  Lorain County, Health Care Facilities, Kendal at Oberlin, RB, Series B
    4.750%, 02/01/22                                                                1,465,000       1,468,663
  Lorain County, Hospital Finance Authority, Humility Of Mary Health Care, RB,
    Series A, Pre-refunded @ 100 (B)
    5.900%, 06/15/05                                                                5,515,000       5,983,775
  Lorain County, Hospital Finance Authority, Humility Of Mary Health Care, RB,
    Series B, ETM
    7.200%, 12/15/11                                                                  935,000       1,028,500
  Lorain County, Hospital Finance Authority, Humility Of Mary Health Care, RB,
    Series D, ETM
    7.125%, 12/15/06                                                                1,025,000       1,122,375

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Lucas-Palmer Housing Development Corporation, Palmer Gardens, RB, FHA/ MBIA
    5.900%, 07/01/07                                                              $   275,000   $     294,594
  Miami County, Hospital Facility, Upper Valley Medical Center, RB Series A,
    Pre-Refunded @ 102, MBIA (D)
    6.625%, 05/01/99                                                                  100,000         103,752
  Stark County, Health Care Facility, Rose Land Incorporated Project, RB,
    GNMA/FHA
    5.300%, 07/20/18                                                                  510,000         522,113
  Stark County, Health Care Facility, Rose Land Incorporated Project, RB,
    GNMA/FHA
    5.350%, 07/20/23                                                                1,170,000       1,199,250
    5.400%, 07/20/28                                                                1,425,000       1,467,750
  State Mortgage, Home of Ohio, RB, FHA
    5.600%, 08/01/06                                                                  435,000         454,575
  State Pollution Control, General Motors Corporation Project, RB
    6.500%, 03/01/06                                                                  235,000         235,615
                                                                                                -------------
                                                                                                   20,732,130
                                                                                                -------------
OKLAHOMA -- 0.76%
  Cleveland County, Home Loan Authority, Single Family Mortgage, Series 1992
    8.375%, 08/01/12                                                                1,685,000       1,811,375
  Grand River, Dam Authority, RB, ETM
    6.250%, 11/01/08                                                                  100,000         108,375
  Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project,
    RB, FNMA
    5.100%, 12/01/07                                                                  895,000         895,215
  McAlester, Public Works Authority, RB, FSA
    8.250%, 12/01/04                                                                  115,000         142,313
    8.250%, 12/01/05                                                                  700,000         880,250
    8.250%, 12/01/06                                                                  175,000         224,875
  Payne County, Home Finance Authority, Single Family Mortgage, RB, Series A
    8.625%, 03/01/11                                                                  310,000         329,374
                                                                                                -------------
                                                                                                    4,391,777
                                                                                                -------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

PENNSYLVANIA -- 15.67%
  Aliquippa Beaver County, Asset Guaranty, ETM
    8.250%, 09/15/01                                                              $   725,000   $     778,469
  Allegheny County, Hospital Development Authority, Health Center-UPMC Health
    Systems, RB, MBIA
    5.000%, 11/01/23                                                                1,760,000       1,720,400
  Allegheny County, Industrial Development Authority, HVL Plaza Project, RB, LOC
    6.000%, 10/01/04                                                                  935,000         936,496
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    GNMA
    6.500%, 11/01/14                                                                  465,000         484,181
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series CC-1, GNMA
    5.200%, 05/01/17                                                                  980,000         983,675
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series CC-2, GNMA
    5.200%, 05/01/17                                                                  355,000         356,331
  Allegheny County, Residential Finance Authority, Single Family Mortgage, RB,
    Series DD-1, AMT, GNMA
    4.850%, 05/01/08                                                                  255,000         256,594
  Allentown, Hospital Authority, Sacred Heart Hospital of Allentown, RB
    6.200%, 11/15/03                                                                  580,000         616,975
  Berks County, Municipal Authority, Health Care Pooled Financing Project, RB
    5.000%, 03/01/28                                                                1,490,000       1,428,538
  Bucks County, Saint Mary's Hosital Authority, RB, ETM
    6.625%, 07/01/04                                                                   65,000          70,688
  Cambria County, GO, FGIC
    5.000%, 08/15/08                                                                  360,000         381,150


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Chester County, Health & Education Facility, Immaculata College, RB
    4.200%, 10/15/99                                                              $    95,000   $      95,252
    4.500%, 10/15/00                                                                  245,000         246,531
    4.650%, 10/15/01                                                                  210,000         211,575
    4.750%, 10/15/02                                                                  280,000         282,800
    4.850%, 10/15/03                                                                  265,000         268,644
    4.900%, 10/15/04                                                                  330,000         334,538
    5.000%, 10/15/06                                                                  325,000         327,438
    5.000%, 10/15/07                                                                  390,000         392,438
    5.100%, 10/15/08                                                                  120,000         120,900
    5.125%, 10/15/09                                                                  280,000         281,750
    5.300%, 10/15/11                                                                  350,000         352,188
  Dauphin County, General Authority, WW15 Term, RB, Manditory Tendor @ 100 (B)
    6.850%, 06/01/09                                                                  655,000         704,125
  Delaware County, Housing Authority, Dunwoody Village Project, RB
    5.625%, 04/01/09                                                                  160,000         165,200
  Erie, Higher Education Building Authority, Gannon University Project, RB,
    Series E
    5.200%, 07/15/16                                                                1,000,000         997,500
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB
    5.750%, 03/15/12                                                                  110,000         114,538
    5.850%, 03/15/17                                                                  405,000         421,706
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB,
    Series B
    5.750%, 03/15/13                                                                1,700,000       1,755,250
  Falls Township, Hospital Authority, Delaware Valley Medical Center, RB, FHA
    6.900%, 08/01/11                                                                2,955,000       3,239,419
  Fayette County, Hospital Authority, Uniontown Hospital, RB, Connie Lee Insured
    5.200%, 06/15/04                                                                  260,000         276,575
    5.400%, 06/15/06                                                                1,045,000       1,129,906
    5.450%, 06/15/07                                                                  560,000         608,300
    5.550%, 06/15/08                                                                1,330,000       1,453,025
    5.650%, 06/15/09                                                                1,405,000       1,533,206
  Geisinger, Health Systems Authority, RB, Series B, Pre-Refunded @ 102 (D)
    7.375%, 07/01/02                                                                  150,000         157,128


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Green County, Industrial Development Authority, Monongahela Power, RB, Series
    B
    5.100%, 02/01/12                                                              $ 1,240,000   $   1,257,050
  Green County, Industrial Development Authority, West Penn Power, RB, Series B
    4.750%, 02/01/07                                                                3,510,000       3,549,488
  Harrisburg, GO, ETM, MBIA
    9.750%, 04/15/99                                                                   35,000          35,559
  Hazelton, Area School District, GO, Series A, FGIC
    4.650%, 03/01/07                                                                  575,000         595,125
    4.750%, 03/01/08                                                                  795,000         823,819
  Hospital & Higher Education Auhority, Health System, RB, Series A, FHA
    5.375%, 01/01/28                                                                3,270,000       3,331,313
  Hospital & Higher Education Authority, Jefferson Health Systems, RB, Series A,
    MBIA
    5.125%, 05/15/18                                                                1,000,000       1,006,250
    5.125%, 05/15/21                                                                2,000,000       1,995,000
  Housing Finance Agency, Rental Housing, RB, FNMA
    6.500%, 07/01/23                                                                4,815,000       5,146,031
    5.150%, 07/01/03                                                                  375,000         390,000
  Housing Finance Agency, Single Family Mortgage, RB, Series 1991-31A
    7.000%, 10/01/05                                                                  215,000         228,706
  Housing Finance Agency, Single Family Mortgage, RB, Series 64, AMT
    0.000%, 04/01/30 (A)                                                            1,955,000       1,129,013
  Jefferson County, Municipal Authority, RB, ETM, MBIA
    7.000%, 12/01/02                                                                   25,000          26,906
  Kenneth Square, GO
    4.500%, 02/01/99                                                                  400,000         401,252
  Kenneth Square, Sewer Authority, RB, FSA
    5.300%, 12/15/27                                                                2,400,000       2,445,000
  Lancaster, Sewer Authority, RB, ETM
    6.000%, 04/01/12                                                                   15,000          16,369
  Lehigh County, General Purpose Authority, Lehigh Valley Hospital Health
    Network,RB, Series C, MBIA
    5.000%, 07/01/28                                                                1,650,000       1,614,938

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Lehigh County, General Purpose Authority, Muhlenberg Continuing Care, RB,
    Pre-Refunded @ 102, LOC (D)
    7.800%, 03/15/00                                                              $ 2,170,000   $   2,281,213
  Lehigh County, General Purpose Authority, Muhlenberg Hospital Center, RB, ETM
    4.800%, 07/15/00                                                                  635,000         646,906
    4.800%, 07/15/00                                                                  405,000         412,594
  Metropolitan Lancaster, Water Project Notes, RB
    4.250%, 02/15/00                                                                2,900,000       2,903,248
  Monroeville, Hospital Authority, East Suburban Health Center Project, RB,
    Pre-Refunded @ 100 (D)
    7.600%, 07/01/04                                                                  645,000         725,625
  Montgomery County, GO, ETM
    9.000%, 08/15/04                                                                  350,000         399,438
  Montgomery County, Higher Education Authority, Waverly Hieghts Project, RB
    5.000%, 01/01/03                                                                  280,000         280,350
  Montgomery County, Industrial Development Authority RB, BMHR Associated
    Project, LOC
    6.750%, 11/15/04                                                                  235,000         244,844
  Montgomery County, Industrial Development Authority, ECRI Project, RB
    6.400%, 06/01/03                                                                  430,000         450,425
  Montgomery County, Industrial Development Authority, Meadowood Corporation
    Project, RB, Series A, Pre-Refunded @ 102 (D)
    10.250%, 12/01/00                                                               2,335,000       2,682,331
  Mount Lebanon, Hospital Authority, RB, ETM
    7.000%, 07/01/06                                                                   50,000          55,875
  Penn Cambria School District, GO, Asset Guaranty
    4.000%, 08/15/99                                                                  255,000         256,785
  Philadelphia, Authority For Industrial Development, Simpson Housing Project
    5.000%, 08/15/09                                                                  300,000         301,500
    5.000%, 08/15/10                                                                  360,000         358,650
    5.100%, 08/15/11                                                                  300,000         298,875


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Philadelphia, Hospitals & Higher Education, RB, ACA
    6.200%, 05/01/11                                                              $ 1,920,000   $   2,090,400
  Philadelphia, Housing Redevelopment Authority, Multi-Family Housing, RB, HUD
    5.450%, 02/01/23                                                                1,000,000       1,005,000
  Philadelphia, Industrial Development Authority, National Board of Medical
    Examiners Project, RB
    6.750%, 05/01/12                                                                  515,000         560,063
  Philadelphia, Industrial Development Authority, Convention Project, RB, Series
    1989, AMBAC, ETM
    7.000%, 07/01/99                                                                  295,000         298,926
  Philadelphia, Industrial Development Authority, Elmira Jefferies Memorial
    Home, RB, FHA
    4.750%, 02/01/08                                                                  615,000         624,225
  Philadelphia, Industrial Development Authority, Jeanes Physicians' Office, RB,
    Series A
    9.375%, 07/01/10                                                                  830,000         840,707
  Philadelphia, Redevelopment Authority, First Lien Mortgage, Series A
    6.500%, 01/01/29                                                                  700,000         729,750
  Philadelphia, Saint Agnes Medical Center Project, RB, ETM, FHA
    6.750%, 08/15/01                                                                  245,000         254,800
  Pittsburgh, Urban Redevelopment Authority, Center Triangle Tax Increment,
    Series A, LOC
    5.125%, 06/01/00                                                                  665,000         674,144
  Pittsburgh, Urban Redevelopment Authority, RB, Series C, AMT, FNMA, GNMA
    5.950%, 10/01/29                                                                  235,000         246,456
  Pittsburgh, Urban Redevelopment, Oliver Garage Project, RB, FGIC, LOC
    5.200%, 06/01/11                                                                  380,000         391,875
  Potter County, Hospital Redevelopment Authority, Charles Cole Memorial
    Hospital, RB, Asset Guaranty
    5.100%, 08/01/02                                                                  290,000         301,600

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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Pottsville, Hospital Authority, Pottsville Hospital & Warne Clinic, RB
    7.250%, 07/01/24                                                              $   565,000   $     665,994
    4.700%, 07/01/01                                                                  750,000         757,500
    4.800%, 07/01/02                                                                  780,000         789,750
    5.150%, 07/01/09                                                                  840,000         856,800
    5.500%, 07/01/18                                                                2,180,000       2,180,000
  River Port Authority, RB, ETM
    6.500%, 01/15/11                                                                  100,000         113,125
  Scranton-Lackawanna Counties, Health & Welfare Authority, RB
    6.625%, 04/15/07                                                                  250,000         253,165
  Seneca Valley, School District, GO, Series A, FGIC
    5.250%, 07/01/07                                                                1,660,000       1,792,800
  Somerset County, Hospital Authority, Community Hospital District B, RB, Asset
    Guaranty
    5.200%, 03/01/10                                                                  565,000         588,306
    5.300%, 03/01/11                                                                  135,000         140,569
  Southeastern Pennsylvania, Greene School District, GO, ETM
    9.375%, 07/01/03                                                                   10,000          11,375
  State Finance Authority, Municipal Capital Imports Program, RB
    6.600%, 11/01/09                                                                1,425,000       1,567,500
  State Higher Education Facility, Ursinus College, RB
    5.000%, 01/01/02                                                                  150,000         153,188
    5.100%, 01/01/03                                                                  170,000         174,675
    5.200%, 01/01/04                                                                  180,000         186,525
    5.300%, 01/01/05                                                                  205,000         213,456
    5.400%, 01/01/06                                                                  230,000         240,925
    5.850%, 01/01/17                                                                1,190,000       1,234,625
  State Higher Educational Facility, Alleghney Delaware Valley Obigation, RB,
    Series A, MBIA
    5.600%, 11/15/09                                                                1,250,000       1,267,188
    5.700%, 11/15/11                                                                2,755,000       2,858,313
  State Higher Educational Facility, Gwynedd Mercy College, RB
    5.000%, 11/01/08                                                                1,395,000       1,415,925


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Higher Educational Facility, University of The Arts, RB, Asset Guaranty
    4.750%, 03/15/05                                                              $   155,000   $     157,325
    4.850%, 03/15/06                                                                  250,000         254,063
    5.100%, 03/15/09                                                                  290,000         294,712
    5.200%, 03/15/10                                                                  305,000         309,955
    5.250%, 03/15/11                                                                  325,000         329,874
    5.300%, 03/15/12                                                                  325,000         329,062
  State, COP, Series A, AMBAC
    5.400%, 07/01/09                                                                  165,000         172,630
  Tredyffrin Township, GO
    5.250%, 11/15/21                                                                1,000,000       1,018,749
  York County, Hospital Authority, Hanover Hospital Incorporated, RB, AMBAC
    4.600%, 12/01/09                                                                  925,000         942,343
  York, Housing Redevelopment Mortgage Corporation, RB, Series A
    6.875%, 11/01/09                                                                1,165,000       1,199,052
                                                                                                -------------
                                                                                                   90,261,322
                                                                                                -------------
RHODE ISLAND -- 0.94%
  Central Falls, GO, Pre-Refunded @ 103 (D)
    9.250%, 11/15/00                                                                  170,000         193,375
  Rhode Island, State Industrial Facility Corporation, Crystal Thermoplastics
    Project, Series A
    6.950%, 08/01/14                                                                  355,000         378,963
  State Economic Development Corporation, RB, Series B, FSA
    5.000%, 07/01/28                                                                  950,000         928,625
  State Health & Educational Facility, Roger Williams, RB, AMBAC
    5.000%, 11/15/24                                                                3,000,000       2,947,500
  West Warwick, GO, Series A, Asset Guaranty
    7.300%, 07/15/08                                                                  850,000         977,500
                                                                                                -------------
                                                                                                    5,425,963
                                                                                                -------------
SOUTH CAROLINA -- 1.77%
  Economic Jobs Development, Westminster Presbyterian, RB, Series A
    5.125%, 11/15/08                                                                1,000,000         987,500
  Georgetown County, Pollution Control Center, International Paper Company
    Project, RB
    6.250%, 06/15/05                                                                3,000,000       3,236,250

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Job Economic Development, Caterpollar Incorporated Project, RB
    5.050%, 06/01/08                                                              $   465,000   $     465,000
  State Housing Finance & Development Authority, Bryton Point Apartments
    Project, Mandatory Put @ 100, FNMA (B)
    5.700%, 06/01/05                                                                2,850,000       3,092,250
  State Housing Finance & Development Authority, Runway Bay Apartments Projects,
    RB
    5.500%, 12/01/05                                                                  890,000         941,175
  State Housing Finance & Development Authority, Westbury Plantation, RB, FHA
    6.050%, 07/01/27                                                                  435,000         454,575
  State Housing Finance Authority, Hunting Ridge Apartments, RB, Mandatory Put @
    100 (B)
    6.750%, 06/01/10                                                                  935,000       1,006,294
                                                                                                -------------
                                                                                                   10,183,044
                                                                                                -------------
SOUTH DAKOTA -- 0.39%
  Crow Creek, Sioux Tribe, GO
    4.900%, 11/15/09                                                                  400,000         402,000
    5.000%, 11/15/10                                                                  280,000         276,500
    5.100%, 11/15/11                                                                  260,000         256,750
    5.200%, 11/15/12                                                                  185,000         182,456
  Housing Development Authority, Multi-Family Housing, RB, Series B, HUD
    7.000%, 04/01/12                                                                  935,000         998,113
  State Building Authority, RB
    10.500%, 09/01/00                                                                 110,000         120,862
                                                                                                -------------
                                                                                                    2,236,681
                                                                                                -------------
TENNESSEE -- 0.96%
  Greeneville, Health & Education Facility Board, Southern Advent Hospital, RB,
    ETM
    8.700%, 10/01/09                                                                  350,000         434,000
  Nashville & Davidson Counties, Health & Education Facilities Board, Homes Inc.
    Project, RB, Series C, Pre-Refunded @ 105 (D)
    9.000%, 10/01/07                                                                  235,000         318,131


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Nashville & Davidson County, Health & Education Facilities Board, Modal
    Health, RB, Asset Guaranty
    5.500%, 05/01/23                                                              $   790,000   $     822,588
  Nashville & Davidson, Multi-Family Housing, Welch Bend Apartments, RB, Series
    A, Mandatory Put @ 100, FNMA (B)
    5.500%, 01/01/07                                                                1,990,000       2,101,938
  Shelby County, Multi-Family Housing, Windsor Apartments, RB, Series A, Asset
    Guaranty
    6.500%, 10/01/07                                                                1,240,000       1,328,350
    6.750%, 10/01/17                                                                  460,000         495,074
                                                                                                -------------
                                                                                                    5,500,081
                                                                                                -------------
TEXAS -- 6.03%
  Austin, Water, Sewer & Electric Authority, RB
    14.000%, 11/15/01                                                                 820,000         956,325
  Bexar County, Housing Finance Corporation, GO (A)
    0.000%, 03/01/15                                                                1,650,000         575,438
  Brazos, Higher Education Authority, RB, Series B-1
    6.500%, 06/01/04                                                                  165,000         176,344
  Bryan, Higher Education Authority, Allen Academy Project, RB, Series A
    6.500%, 12/01/06                                                                  400,000         417,500
    7.300%, 12/01/16                                                                1,635,000       1,724,925
  Capital Area, Housing Finance Corporation, IDK Partners II Trust, Series A
    6.500%, 11/01/19                                                                3,112,280       3,260,113
  Collin County Housing Financial Corporation, Preston Bend Apartments Project,
    RB, Mandatory Put @ 100 (B)
    6.500%, 09/01/03                                                                  935,000         963,050
  De Soto, Housing Finance Corporation, The Colonies Apartments Project, RB,
    Mandatory Put @ 100, FNMA (B)
    5.125%, 10/01/27                                                                3,450,000       3,549,188


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Del Rio, GO, Asset Guaranty
    7.500%, 04/01/03                                                              $   115,000   $     130,669
    7.500%, 04/01/04                                                                  185,000         214,600
    7.500%, 04/01/08                                                                   95,000         115,188
    7.500%, 04/01/09                                                                  185,000         223,156
    6.500%, 04/01/10                                                                   95,000         107,350
    5.550%, 04/01/11                                                                   45,000          47,250
    5.650%, 04/01/13                                                                   95,000         100,106
    5.750%, 04/01/16                                                                   45,000          47,925
    5.750%, 04/01/17                                                                  235,000         248,219
  Denison, Hospital Authority, Texoma Medical Center, RB, ETM
    7.125%, 07/01/08                                                                  150,000         173,438
  Edgewood, Independent School District, RB
    4.900%, 08/15/08                                                                  660,000         657,525
  Edgewood, Independent School District, RB
    5.000%, 08/15/09                                                                  690,000         689,138
  Edgewood, Independent School District, RB
    5.000%, 08/15/10                                                                  725,000         720,469
  Edgewood, Independent School District, RB
    5.250%, 08/15/13                                                                  805,000         806,006
  Gregg County, Housing Finance Corporation, Summer Lake Project, RB, Mandatory
    Put @ 100, Series A (B)
    6.400%, 03/01/06                                                                  465,000         496,969
  Gulf Coast Waste Disposal Authority, Atlantic Richfield Company Project, RB,
    Pre-Refunded @ 100 (D)
    6.500%, 08/01/03                                                                  170,000         183,175
  Harris County, Housing Finance Corporation, Colonial House Apartments Project,
    RB, Mandatory Put @ 100, LOC (B)
    5.600%, 09/01/99                                                                  210,000         212,602
  Harris County, Housing Finance Corporation, Cypress Ridge Apartments, RB, FSA
    5.700%, 06/01/06                                                                  260,000         273,650
  Harris County, Toll Road Authority, GO, MBIA (A)
    0.000%, 08/15/01                                                                1,065,000         962,494
  Houston, Housing Finance Corparation, RB, Series 1996 A-2 (A)
    0.000%, 06/01/14                                                                1,710,000         545,063
  Houston, Housing Finance Corparation, Series 1996 A-1, RB
    8.000%, 06/01/14                                                                2,010,000       2,198,438


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Houston, Port Authority, Airport and Marina Improvement, RB
    5.750%, 05/01/02                                                              $   235,000   $     239,308
  Houston, Sewer Systems, RB, ETM
    5.400%, 10/01/04                                                                   45,000          48,431
  Houston, Sewer Systems, RB, ETM
    6.375%, 10/01/08                                                                   80,000          92,500
  McAllen, Development Corporation, RB, FSA
    4.700%, 02/15/08                                                                  235,000         239,113
    4.800%, 02/15/09                                                                  235,000         238,819
  Northeast Hospital Authority, RB, ETM
    8.000%, 07/01/08                                                                  550,000         650,375
  Odessa, Housing Finance Corporation, Single Family Mortgage, RB, Series A,
    FNMA
    8.450%, 11/01/11                                                                  223,938         241,573
  Panhandle, Regional Housing Finance Corporation, Single Family Mortgage, RB,
    Series A, GNMA
    7.500%, 05/01/24                                                                  410,000         427,938
  Panhandle-Plains, Higher Education Authority, RB, Series D
    5.100%, 09/01/03                                                                  170,000         175,525
    5.250%, 03/01/05                                                                  145,000         150,438
  State Department Housing & Community Affairs, Meadow Ridge Apartments Project,
    RB, FNMA
    5.050%, 08/01/08                                                                1,475,000       1,498,969
  State Department Housing & Community Affairs, Volente Project, RB, FNMA
    5.000%, 07/01/08                                                                1,095,000       1,110,056
  Tarrant County, Health Facility, South Central Nursing, RB, Series A, MBIA
    6.000%, 01/01/37                                                                  225,000         255,375
  Tarrant County, Housing Finance Corporation, Multi-Family Housing, Summit
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)
    5.080%, 09/01/07                                                                1,870,000       1,919,087
  Texarkana, Housing Finance Corporation, Summerhill, RB, Series A, GNMA
    5.550%, 01/20/07                                                                  215,000         226,287

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Tom Green County, Hospital Authority, ETM
    7.875%, 02/01/06                                                              $   750,000   $     852,187
  Travis County, Housing Finance Corporation, Broadmoor Apartments Project, RB,
    FSA
    5.700%, 06/01/06                                                                  895,000         941,987
  Webb County, COP, Series A, Asset Guaranty
    5.100%, 10/01/07                                                                  700,000         744,624
    5.200%, 10/01/08                                                                  725,000         774,843
    5.300%, 10/01/09                                                                  750,000         788,437
  Willow Fork, Drain District, GO, AMBAC
    4.600%, 09/01/05                                                                   80,000          82,700
    4.600%, 09/01/06                                                                  225,000         232,874
    4.650%, 09/01/07                                                                  400,000         413,500
    4.700%, 09/01/08                                                                  265,000         272,618
    4.800%, 09/01/09                                                                  390,000         401,700
    4.900%, 09/01/10                                                                  405,000         417,150
    4.900%, 09/01/11                                                                  480,000         490,800
                                                                                                -------------
                                                                                                   34,703,527
                                                                                                -------------
UTAH -- 2.05%
  Brigham City, Special Assessment Bond, Pre-Refunded @ 102 (D)
    9.000%, 08/01/00                                                                  250,000         277,188
  Clearfield City, Multi-Family Housing Mortgage, OakStone Apartments, RB,
    Series A, AMT, FHA
    5.850%, 05/01/39                                                                3,135,000       3,201,619
  Hilldale, GO
    7.500%, 12/15/03                                                                  380,000         417,525
  Provo City, Housing Authority, Multi-Family Housing, Lookout Pointe
    Apartments, RB, GNMA
    6.000%, 07/20/08                                                                  590,000         641,625
  Salt Lake City, Industrial Development Authority, Hermes Associates Project,
    RB, LOC
    5.900%, 09/01/99                                                                  185,000         188,008
  State Housing Agency, Single Family Mortgage, RB, FHA
    5.400%, 07/01/20                                                                2,105,000       2,118,156
  State Housing Finance Agency, Single Family Mortgage, Series A-2, Class III
    5.200%, 07/01/11                                                                  465,000         469,069
  State Housing Finance Agency, Single Family Mortgage, RB, FHA
    5.250%, 07/01/12                                                                  325,000         327,031


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Housing Finance Agency, Single Family Mortgage, RB, FHA
    7.600%, 01/01/22                                                              $   130,000   $     135,363
  State Housing Finance Agency, Single Family Mortgage, RB, Series A-2I, FHA
    5.400%, 07/01/16                                                                  935,000         939,675
  State Housing Finance Agency, Single Family Mortgage, RB, Series B-2, FHA
    5.250%, 07/01/11                                                                  515,000         523,369
  State Housing Finance Agency, Single Family Mortgage, RB, Series F-1, Class I,
    FHA
    5.500%, 07/01/16                                                                  395,000         402,406
  State Housing Finance Agency, Sub-Single Family Mortgage, RB, AMBAC
    5.850%, 07/01/07                                                                  730,000         786,575
  Weber County, Municipal Building Authority, RB, Asset Guaranty
    6.750%, 12/15/04                                                                1,190,000       1,364,037
                                                                                                -------------
                                                                                                   11,791,646
                                                                                                -------------
VIRGINIA -- 1.15%
  Alexandria Redevelopment & Housing Authority, Multi-Family Housing, United
    Dominion-Parkwood Court, RB
    6.625%, 05/01/24                                                                2,795,000       2,948,725
  Newport News, Industrial Development Authority, Mennowood Communities, RB,
    Series A, GNMA
    7.250%, 08/01/16                                                                1,105,000       1,222,406
  Richmond, Metro Expressway Authority, RB, Partially Prerefunded @ 102, AMBAC
    (D)
    7.000%, 10/15/13                                                                1,490,000       1,655,763
  State Housing Development Authority, Multi-Family Mortgage, RB, Series D
    6.800%, 11/01/09                                                                  750,000         813,750
                                                                                                -------------
                                                                                                    6,640,644
                                                                                                -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

VERMONT -- 0.30%
  Education & Health Building Finance Authority, Norwich University Project, RB
    4.300%, 07/01/00                                                              $   105,000   $     105,525
    4.750%, 07/01/04                                                                  190,000         192,850
    5.000%, 07/01/06                                                                  345,000         352,331
    5.000%, 07/01/07                                                                  380,000         387,600
    5.750%, 07/01/13                                                                  655,000         685,294
                                                                                                -------------
                                                                                                    1,723,600
                                                                                                -------------
WASHINGTON -- 1.49%
  Grays Harbor County, Public Utility District Number 1, RB, ETM,
    5.375%, 01/01/06                                                                  395,000         412,281
  King County, Housing Authority, Multi-Family Mortgage, Section 8 Assisted, RB,
    Series B
    7.000%, 08/01/03                                                                  210,000         217,875
  King County, Housing Authority, Multi-Family Mortgage, Section 8 Assisted. RB,
    Series A
    7.000%, 08/01/03                                                                  700,000         734,125
  Seattle, Low Income Housing Assistance Authority, Kin On Project, RB, Series
    A, GNMA
    7.400%, 11/20/36                                                                1,402,000       1,629,825
  Spokane, Housing Authority, Valley 206 Apartments, RB, Series A
    5.625%, 04/01/28                                                                  935,000         908,119
  Spokane, Housing Authority, Valley 206 Apartments, RB, Series B, LOC
    5.750%, 04/01/28                                                                  560,000         555,800
  State Health Care Facilities, Sister Providence, RB, Pre-Refunded @ 102
    7.875%, 10/01/10                                                                  840,000         884,990
  State Housing Finance Commision, Convention Deferred Interest, RB, Series 4A,
    AMT, FNMA/ GNMA (A)
    0.000%, 12/01/20                                                                3,055,000       1,790,994
  State Housing Finance Commision, RB, Series A, FNMA
    7.000%, 07/01/99                                                                   55,000          55,546
  State Housing Finance Commision, RB, Series B, FNMA
    6.900%, 07/01/16                                                                1,370,000       1,416,237
                                                                                                -------------
                                                                                                    8,605,792
                                                                                                -------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

WEST VIRGINIA -- 1.59%
  Beckley, Nursing Facility, Beckley Healthcare Corporation Project, RB, LOC
    5.550%, 09/01/08                                                              $   230,000   $     239,775
  Beckley, Nursing Facility, Beckley Healthcare Corporation Project, RB, LOC
    5.700%, 09/01/09                                                                  190,000         198,788
  Harrison County, CMO, Series B, AMBAC (A)
    0.000%, 10/20/10                                                                2,637,000       1,137,206
  Marshall County, Capital Appreciation, RB, MBIA (A)
    0.000%, 05/01/14                                                                2,805,000         873,056
  Mason County, Point Pleasant Haven, RB, LOC
    6.200%, 12/01/05                                                                  795,000         829,781
  Preston County, Pollution Control Authority, Community-Monoogahela, RB, Series
    C
    4.500%, 03/01/03                                                                5,000,000       5,037,500
  Raleigh Fayette & Nicholas County, Series B, AMBAC (A)
    0.000%, 06/20/10                                                                2,027,000         836,138
                                                                                                -------------
                                                                                                    9,152,244
                                                                                                -------------
WISCONSIN -- 1.85%
  Housing & Economic Development Authority, RB, Series B, AMT
    4.950%, 09/01/09                                                                  375,000         378,281
  Oshkosh, Hospital Facility, Mercy Medical Center. RB, Pre-Refunded @ 100 (D)
    7.375%, 07/01/07                                                                  230,000         264,213
  Pewaukee, Industrial Development Authority, Lake Country Development Project,
    RB, LOC
    5.800%, 06/01/04                                                                  100,000         105,250
    5.900%, 06/01/05                                                                  105,000         111,300
    6.000%, 06/01/06                                                                  130,000         138,775
  State Health & Education Facility, Richland Hospital Inc Project, RB, Series
    A, ACA
    5.375%, 06/01/28                                                                3,335,000       3,355,844

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Health & Educational Facilities, Sister Sorrowful Mothers, RB, Series A,
    MBIA
    5.100%, 08/15/07                                                              $ 1,060,000   $   1,123,600
    5.200%, 08/15/08                                                                1,560,000       1,659,450
    5.300%, 08/15/09                                                                1,110,000       1,186,313
  State Health & Educational Facilities, Viterbo College Incorporated Project,
    RB, LOC
    5.250%, 02/01/04                                                                  110,000         114,813
    5.400%, 02/01/05                                                                   95,000         100,106
    5.750%, 02/01/12                                                                  490,000         508,988
    6.000%, 02/01/17                                                                  505,000         529,618
  Waupun, School District, GO, FGIC
    5.625%, 04/01/11                                                                  580,000         631,474
  West Bend, GO
    6.400%, 02/01/05                                                                  140,000         152,600
  Whitewater, Waterworks Systems Mortgage
    7.500%, 07/01/16                                                                  235,000         272,600
                                                                                                -------------
                                                                                                   10,633,225
                                                                                                -------------
WYOMING -- 0.71%
  Cheyene, Federal Mineral Royalty, RB
    6.200%, 06/01/09                                                                  935,000         995,775
  Community Development Authority, RB, Series 5, AMT
    5.700%, 12/01/07                                                                  185,000         197,256
  Community Development Authority, Single Family Mortgage, RB, Series B, FHA
    8.125%, 06/01/21                                                                  315,000         328,781
  Tenton County, School District Number 1 Project, RB, MBIA
    5.000%, 06/01/05                                                                2,150,000       2,249,437
  Teton County Hospital, St. John's, RB, ACA
    5.000%, 12/01/03                                                                  310,000         322,400
                                                                                                -------------
                                                                                                    4,093,649
                                                                                                -------------
Total Municipal Bonds
 (Cost $543,426,909)                                                                              559,073,079
                                                                                                -------------
TAX-EXEMPT ASSET-BACKED SECURITIES -- 0.70%
  Bridlewood Village Apartments, Participation Certificate, Class A, FHA
    5.600%, 09/01/21                                                                1,681,591       1,681,591


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  FHA Insured Trust, Series 1996-1, Class A-2, Private Placement
    6.750%, 02/01/13                                                              $   606,877   $     609,912
  FHA Insured Trust, Series 1996-1, Class A-3, Private Placement
    7.000%, 02/01/22                                                                1,713,380       1,721,946
                                                                                                -------------
Total Tax-Exempt Asset-Backed Securities
 (Cost $4,001,848)                                                                                  4,013,449
                                                                                                -------------

                                                                                    SHARES
                                                                                  -----------


CASH EQUIVALENT -- 1.17%
  Provident Institutional Municipal Cash Fund
    (Cost $6,732,356)                                                               6,732,356       6,732,356
                                                                                                -------------
Total Investments -- 98.95%
 (Cost $554,161,113)                                                                              569,818,884
                                                                                                -------------
OTHER ASSETS & LIABILITIES, NET -- 1.05%                                                            6,050,381
                                                                                                -------------
Net Assets -- 100.0%                                                                            $ 575,869,265
                                                                                                -------------
                                                                                                -------------




(A)  ZERO COUPON SECURITY
(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX
CMO  COLLATERALIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY
GO   GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.
RB   REVENUE BOND




THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
ACA             ACA INSURANCE
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
AXA             AXA REINSURANCE
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GTD             GUARANTEED STUDENT LOANS
HUD             HOUSING & URBAN DEVELOPMENT
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE
VA              VETERANS ADMINISTRATION


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

Fixed Income Fund


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 28.00%
  American United Life Insurance, 144A
    7.750%, 03/30/26                                                              $  8,425,000   $     9,135,396
  Archstone Community Trust
    7.200%, 04/15/03                                                                24,500,000        24,500,000
  BankAmerica Institutional-B, 144A
    7.700%, 12/31/26                                                                 4,670,000         4,761,560
  BFC Finance, Series 96-A
    7.375%, 12/01/17                                                                 7,425,000         8,091,765
  Cincinnati Financial
    6.900%, 05/15/28                                                                11,175,000        11,454,129
  Cinergy Global Resources, 144A
    6.200%, 11/03/08                                                                 9,100,000         9,079,907
  Columbus Southern Power, MTN
    6.550%, 06/26/08                                                                14,640,000        15,450,529
  Continental Airlines, Series 98-3
    7.250%, 11/01/05                                                                 5,300,000         5,326,500
  Eastern Energy
    6.750%, 12/01/06                                                                 9,828,000        10,322,958
  ERAC USA Finance, 144A
    6.375%, 05/15/03                                                                20,950,000        20,999,065
  Executive Risk Capital Trust, Series B
    8.675%, 02/01/27                                                                 5,105,000         5,101,151
  Farmers Exchange Capital, 144A
    7.050%, 07/15/28                                                                12,000,000        11,628,912
  Farmers Insurnace Exchange, 144A
    8.625%, 05/01/24                                                                 8,380,000         9,361,792
  First American Financial
    7.550%, 04/01/28                                                                 7,760,000         7,949,391
  Florida Property, 144A
    7.375%, 07/01/03                                                                 5,060,000         5,412,591
  Household Finance
    5.875%, 11/01/02                                                                 2,760,000         2,765,804
  Household Finance, MTN
    6.125%, 02/27/03                                                                11,185,000        10,788,827
  HSBC America Capital Trust, 144A
    7.808%, 12/15/26                                                                 7,750,000         7,170,982
  HSBC Americas
    7.000%, 11/01/06                                                                12,850,000        13,364,000
  Jackson National Life Insurance, 144A
    8.150%, 03/15/27                                                                14,575,000        16,237,381
  Lehman Brothers
    11.625%, 05/15/05                                                                4,410,000         5,387,909
  Life Reinsurance Capital Trust, 144A
    8.720%, 06/15/27                                                                 4,925,000         5,576,868


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Lumvermens Mutual Casualty, 144A
    8.300%, 12/01/37                                                              $  2,980,000   $     3,145,882
  Marshall Islands Republic
    7.600%, 10/15/01                                                                 5,256,667         5,388,084
  Ohio National Life Insurance, 144A
    8.500%, 05/15/26                                                                 3,725,000         4,356,827
  PaineWebber Group
    6.750%, 02/01/06                                                                 9,685,000         9,722,065
  PaineWebber Group, MTN
    6.790%, 10/04/04                                                                 3,260,000         3,276,300
    6.650%, 10/15/02                                                                12,405,000        12,342,975
  PP&L Capital Funding, MTN
    6.790%, 11/22/04                                                                25,605,000        26,308,574
  Prudential Insurance, 144A
    6.875%, 04/15/03                                                                10,985,000        11,398,124
  Puget Sound Energy, MTN
    6.740%, 06/15/18                                                                 4,655,000         4,665,520
  Shearson Lehman
    8.950%, 01/10/00                                                                10,000,000        10,120,300
  Summit Propertys Partnership, MTN
    6.750%, 07/30/01                                                                27,500,000        27,110,380
  Union Center Life, 144A
    8.200%, 11/01/26                                                                10,045,000        11,221,089
  World Financial Properties, 144A (C)
    6.950%, 09/01/13                                                                 5,000,000         5,156,450
                                                                                                 ---------------
Total Corporate Obligations
  (Cost $346,682,889)                                                                                354,079,987
                                                                                                 ---------------
ASSET-BACKED SECURITIES -- 13.24%
  Aames Mortgage Trust, Series 1998-C, Class A4F
    6.268%, 01/15/27                                                                 9,900,000         9,788,625
  Amresco Residential Securities Mortgage Loan, Series 1997-3, Class A3
    6.600%, 01/25/18                                                                   276,000           277,460
  Barnett Auto Trust, Series 1997-A, Class A4
    6.180%, 09/15/02                                                                15,735,000        16,064,806
  Chase Manhattan Credit Card Master Trust, Series 1996-3, Class A
    7.040%, 02/15/05                                                                 4,965,000         5,194,853
  Chemical Master Credit Card Trust, Series 1995-3, Class A
    6.230%, 04/15/05                                                                 8,449,000         8,754,627
  Citibank Credit Card Master Trust, Series 1998-3, Class A
    5.800%, 02/07/05                                                                 2,075,000         2,119,924

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Citibank Credit Card Master Trust, Series 1998-6, Class A
    5.850%, 04/10/03                                                              $  8,865,000   $     9,052,052
  Discover Card Master Trust I, Series 1998-4, Class A
    5.750%, 10/16/03                                                                 3,548,000         3,612,503
  First Omni Bank Credit Card Master Trust, Series 1996-A, Class A
    6.650%, 09/15/03                                                                13,830,000        14,338,690
  First USA Credit Card Master Trust, Series 1997-6, Class A
    6.420%, 03/17/05                                                                22,177,000        23,108,623
  Green Tree Home Improvement Loan Trust, Series 1996-F, Class HEA3
    6.900%, 01/15/28                                                                 4,980,000         5,098,424
  Green Tree Home Improvement Loan Trust, Series 1997-D, Class HEA3
    6.390%, 09/15/28                                                                 6,181,908         6,228,643
  Leasing Solution Leasing Trust, Series 1998-1, Class A2
    5.780%, 09/20/03                                                                20,925,000        20,934,809
  Provident Bank Home Equity Loan Trust, Series 1998-2, Class A7 (C)
    5.868%, 06/25/28                                                                 5,585,000         5,497,371
  Southern Pacific Secured Assets, Series 1998-1, Class A5
    6.460%, 01/25/26                                                                10,997,000        11,161,075
  UCFC Home Equity Loan, Series 1996-B1, Class A2
    7.075%, 04/15/10                                                                    58,949            58,853
  UCFC Home Equity Loan, Series 1997-D, Class A-2
    6.475%, 06/15/12                                                                   650,000           655,811
  Union Acceptance, Series 1997-C, Class A3
    6.490%, 01/08/05                                                                18,625,000        19,100,683
  World Omni Automobile Lease Securization, Series 1997-B, Class A4
    6.200%, 11/25/03                                                                 6,316,000         6,414,340
                                                                                                 ---------------
Total Asset-Backed Securities
  (Cost $164,201,645)                                                                                167,462,172
                                                                                                 ---------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES -- 18.94%
  Access Financial Manufacturing Housing Contract Trust, Series 1995-1, Class A3
    7.100%, 05/15/21                                                              $    740,000   $       770,355
  Access Financial Manufacturing Housing Contract Trust, Series 1996-1, Class A4
    7.300%, 11/15/26                                                                   800,000           834,617
  Associates Manufactured Housing, Series 1996-1, Class A4
    7.300%, 03/15/27                                                                 3,205,000         3,329,183
  Associates Manufactured Housing, Series 1996-1, Class A5
    7.600%, 03/15/27                                                                 3,910,000         4,194,839
  Associates Manufactured Housing, Series 1997-2, Class A5
    6.675%, 03/15/28                                                                10,035,000        10,318,689
  BankAmerica Manufactured Housing Contract, Series 1996-1, Class A4
    7.300%, 10/10/26                                                                13,098,000        13,628,760
  Chase Mortgage Finance, REMIC, Series 1993-F1, Class 1A2
    5.750%, 04/25/09                                                                    66,621            66,391
  Chase Mortgage Finance, REMIC, Series 1994-B, Class A1
    6.750%, 02/25/25                                                                 1,054,081         1,057,317
  Chase Mortgage Finance, REMIC, Series 1994-G, Class A3
    6.750%, 04/25/25                                                                 2,263,911         2,256,599
  Countrywide Mortgage Backed Securities, REMIC, Series 1994-C, Class A8
    6.500%, 03/25/24                                                                 1,265,000         1,195,425
  Drexel Burnham Lambert CMO Trust, REMIC, Series T, Class 3
    8.450%, 01/20/19                                                                 1,045,438         1,057,344
  General Electric Capital Mortgage Services, REMIC, Series 1993-14, Class A7
    6.500%, 11/25/23                                                                 1,790,000         1,741,992
  General Electric Capital Mortgage Services, REMIC, Series 1994-10, Class A10
    6.500%, 03/25/24                                                                 2,555,650         2,559,228

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Fixed Income Fund, continued


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  General Electric Capital Mortgage Services, REMIC, Series 1997-7, Class A7
    7.500%, 08/25/27                                                              $  3,270,057   $     3,326,465
  Green Tree Financial, Series 1994-6, Class A5
    8.250%, 01/15/20                                                                 4,655,000         4,737,580
  Green Tree Financial, Series 1997-5, Class A6
    6.820%, 05/15/29                                                                11,185,000        11,350,426
  Green Tree Financial, Series 1996-2, Class A4
    7.200%, 04/15/27                                                                 6,520,000         6,744,077
  Green Tree Financial, Series 1996-4, Class A6
    7.400%, 06/15/27                                                                 4,585,000         4,830,337
  Green Tree Financial, Series 1996-5, Class A5
    7.450%, 07/15/27                                                                 4,145,000         4,312,303
  Green Tree Financial, Series 1996-8, Class A6
    7.600%, 10/15/27                                                                 3,630,000         3,868,286
  Green Tree Financial, Series 1997-3, Class B1
    7.510%, 07/15/28                                                                 6,520,000         6,576,659
  Green Tree Financial, Series 1997-6, Class B1
    7.170%, 01/15/29                                                                10,195,000        10,119,863
  Green Tree Financial, Series 1998-2, Class B1
    7.360%, 10/01/20                                                                 9,310,000         9,274,343
  Green Tree Financial, Series 1998-3, Class B1
    7.290%, 03/01/30                                                                   150,000           148,770
  Green Tree Financial, Series 1998-4, Class B1
    7.260%, 02/01/30                                                                10,570,000        10,460,178
  J.P. Morgan Commercial Mortgage Finance, Series 1997-C5, Class A2
    7.069%, 09/15/29                                                                 1,020,000         1,080,823
  Merrill Lynch Mortgage Investors, Series 1990-C, Class B, 144A
    9.700%, 06/15/10                                                                 9,310,000        10,066,438
  Merrill Lynch Mortgage Investors, Series 1991-I, Class A
    7.650%, 01/15/12                                                                   739,541           740,983
  Merrill Lynch Mortgage Investors, Series 1995-C1, Class A
    7.210%, 05/25/15                                                                 5,769,193         5,843,154
  Merrill Lynch Mortgage Investors, Series 1996-C1, Class A1
    7.150%, 04/25/28                                                                 8,183,121         8,462,574


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Norwest Asset Securities, REMIC, Series 1996-2, Class A6
    7.000%, 09/25/11                                                              $  7,938,037   $     7,992,095
  Norwest Asset Securities, REMIC, Series 1997-14, Class A2
    6.750%, 10/25/27                                                                17,199,000        17,351,383
  NYC Mortgage Loan Trust, Series 1996, Class A2, 144A
    6.750%, 06/25/11                                                                 4,255,000         4,356,056
  NYC Mortgage Loan Trust, Series 1996, Class A3, 144A
    6.750%, 09/25/19                                                                 8,615,000         8,227,325
  Oakwood Mortgage Investors, Series 1996-B, Class A3
    7.100%, 10/15/26                                                                 3,740,000         3,819,325
  Oakwood Mortgage Investors, Series 1996-B, Class A4
    7.350%, 10/15/26                                                                 5,030,000         5,231,418
  PaineWebber Mortgage Acceptance, Series 1995-M1, Class A
    6.700%, 01/15/07                                                                18,625,000        19,387,321
  PNC Mortgage Securities, REMIC, Series 1997-6, Class A2
    6.600%, 07/25/27                                                                 2,578,998         2,596,973
  Prudential Home Mortgage Securities, REMIC, Series 1994-12, Class A7
    6.050%, 04/25/24                                                                 3,724,000         3,357,372
  Prudential Home Mortgage Securities, REMIC, Series 1994-17, Class A5
    6.250%, 04/25/24                                                                 5,310,000         5,028,092
  Residential Accredit Loans, REMIC, Series 1997-QS4, Class A2
    7.250%, 05/25/27                                                                 1,265,997         1,268,111
  Residential Accredited Loans, REMIC, Series 1996-QS4, Class AI4
    7.500%, 08/25/26                                                                 2,907,472         2,903,285
  Residential Asset Securities, REMIC, Series 1998-KS2, Class AI3
    6.240%, 02/25/17                                                                   955,000           954,838
  Residential Asset Securization Trust, REMIC, Series 1997-A4, Class A3
    7.250%, 06/25/27                                                                10,108,759        10,102,997

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Residential Funding Mortgage Section I, REMIC, Series 1997-S12, Class A1
    7.000%, 08/25/27                                                              $  1,897,758   $     1,903,565
                                                                                                 ---------------
Total Mortgage-Backed Securities
  (Cost $233,236,102)                                                                                239,434,154
                                                                                                 ---------------
TAXABLE MUNICIPAL BONDS -- 10.96%
  Allegheny County, Pennsylvania, Residential Finance Authority, RB, FHA (A)
    0.000%, 08/01/28                                                                 8,100,000           915,137
  Atlanta, Georgia, Urban Residential Finance Authority, RB, FNMA (A)
    0.000%, 10/01/16                                                                 9,610,000         2,363,194
  Baltimore, Maryland, Public Improvements, Series B, GO, FGIC
    8.100%, 10/15/10                                                                 1,775,000         2,056,408
    8.700%, 10/15/15                                                                 1,875,000         2,200,030
  Belmont, California, Redevelopment Agency, Tax Allocation Bond, MBIA
    7.550%, 08/01/11                                                                   895,000         1,043,748
  California State, Housing Finance Agency, Single Family Mortgage, Issue A-1,
    RB, AMBAC
    7.900%, 08/01/07                                                                 7,010,000         7,528,038
  California State, Housing Finance Authority, Single Family Mortgage,
    Mezzanine-Issue A-1, RB, AMBAC/FHA
    8.240%, 08/01/14                                                                 1,375,000         1,583,862
  Cameron County, Texas, Housing Finance Corporation, RB, Series A, Class 1B,
    FGIC
    10.210%, 09/01/10                                                                1,260,367         1,306,244
  Cameron County, Texas, Housing Finance Corporation, Series A, Class 1C, FGIC
    10.450%, 09/01/11                                                                  945,000         1,070,590
  Chattahoochee Valley, Alabama, Water Supply, RB, Asset Guaranty
    8.600%, 10/01/07                                                                   200,000           230,361


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Connecticut State, Health & Education Authority, Nursing-AHF/Hartford, RB
    8.450%, 11/01/99                                                              $    470,000   $       484,274
  Connecticut State, Health & Education Authority, Sheriden Woods Center
    Project, RB
    7.950%, 11/01/05                                                                 1,755,000         1,942,961
    8.730%, 11/01/17                                                                 1,150,000         1,375,055
  Dade County, Florida, Aviation Revenue, RB, Series C, AMBAC
    8.650%, 10/01/03                                                                   930,000         1,069,807
  Dade County, Florida, Housing Finance Authority, Single Family Mortgage, RB,
    Series B-1, GNMA (C)
    5.600%, 04/01/27                                                                 3,412,514         3,650,570
  Delaware State, Housing Authority, Single Family Mortgage, RB, Series B, AMBAC
    6.750%, 07/01/14                                                                   955,000           964,264
  Fulton, Missouri, GO, MBIA
    7.500%, 07/01/07                                                                 1,135,000         1,267,795
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB, Series B, ETM
    6.875%, 09/01/03                                                                   515,000           539,566
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB, Series B,
    Pre-Refunded @ 102 (D)
    7.750%, 09/01/03                                                                 3,145,000         3,539,981
  Harristown, Pennsylvania, Development Corporation, Special Obligation, ETM
    6.150%, 02/01/16                                                                 4,355,000         4,485,650
  Hungtington, West Virginia, CMO, RB
    9.050%, 01/15/12                                                                   842,559           871,121
  Idaho State, Sand Creek Associates Ltd Partnership, Multi-Family Housing
    Revenue, RB, HUD Section 8
    8.250%, 12/01/18                                                                 3,515,000         3,730,470
  Iowa State, Multi-Family Finance Authority, RB, GNMA
    7.125%, 10/20/16                                                                 1,980,000         2,230,074


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Fixed Income Fund, continued


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Kanawha & Putnam County, West Virginia, RB, AMBAC (A)
    0.000%, 12/01/16                                                              $  3,440,000   $     1,018,412
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995
    7.450%, 11/01/99                                                                   250,000           253,889
    7.600%, 11/01/00                                                                   280,000           283,868
    7.600%, 11/01/01                                                                   360,000           366,535
    7.750%, 11/01/02                                                                   385,000           392,517
    7.850%, 11/01/03                                                                   410,000           417,768
    7.850%, 11/04/04                                                                   410,000           412,132
    7.900%, 11/01/05                                                                   450,000           459,912
    8.000%, 11/01/06                                                                   590,000           603,914
    8.000%, 11/01/07                                                                   610,000           617,793
  Louisiana State, Public Facilities Authority, RB, FSA
    6.090%, 12/01/01                                                                10,480,000        10,712,237
  Manatee County, Florida, Housing Finance Authority, RB, GNMA
    7.300%, 11/01/12                                                                 1,270,000         1,335,532
  Mississippi State, Residual Home Corporation, RB, FHA (A)
    0.000%, 12/01/08                                                                    55,000            27,583
    0.000%, 12/01/12                                                                 8,380,000         3,106,047
  Mississippi State, Single Family Home Corporation, RB, Series D, Class 3,
    GNMA, FNMA
    7.750%, 07/01/24                                                                 2,831,036         3,198,788
  Mississippi State, Single Family Home Corporation, RB, Series G-CL 1, GNMA
    6.450%, 11/01/07                                                                 2,805,000         2,880,455
  Mississippi State, Single Family Home Corporation, RB, Series H, Class 1,
    GNMA, FNMA
    6.610%, 12/01/12                                                                 2,245,000         2,340,637
  Monroe County, Ney York, Industrial Development Agency, Nationwide Products,
    RB, LOC (C)
    5.950%, 12/01/04                                                                 1,675,000         1,675,000
  Montgomery County, New York, Industrial Development Agency, Central National
    Bank, RB, Series A, FHLB (C)
    5.100%, 05/01/25                                                                 3,660,000         3,660,000


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Montgomery County, New York, Industrial Development Agency, RB, Series A, FHLB
    (C)
    5.750%, 05/01/25                                                              $    905,000   $       905,000
  New Mexico State, Mortgage Finance Authority, Single Family Mortgage Program,
    RB, GNMA, FNMA, FHLMC
    7.430%, 07/01/29                                                                 3,325,000         3,610,950
  New Orleans, Louisianna, Home Mortgage Authority, Single Family Mortgage, RB,
    Series A, MBIA (A)
    0.000%, 10/01/15                                                                 3,380,000           795,652
  New York City, New York, GO, Pre-Refunded @ 102 (A)(D)
    0.000%, 11/15/01                                                                   240,000           211,608
  New York City, New York, GO, Pre-Refunded @ 103 (A)(D)
    0.000%, 08/01/01                                                                    45,000            40,622
  New York City, New York, GO, Series D
    10.000%, 08/01/06                                                                  330,000           380,061
  New York City, New York, GO, Series F, Pre-Refunded @ 102 (D)
    10.500%, 11/15/01                                                                  575,000           672,175
  New York City, New York, Industrial Development Agency, Civic Facilities
    Revenue, RB, Series B, MBIA
    8.100%, 09/01/06                                                                 1,600,000         1,812,944
  New York State, Housing Finance Agency, Multi-Family Housing, RB, FHA
    8.110%, 11/15/38                                                                 2,965,000         3,376,542
  North Greenbush, New York, Industrial Development Agency, RB (C)
    9.750%, 11/01/08                                                                 6,000,000         6,000,000
  North Miami, Florida, Pension Funding Project, RB, FSA
    6.850%, 07/01/05                                                                   255,000           273,771
  North Miami, Florida, Pension Funding Project, RB, FSA
    7.000%, 01/01/08                                                                   165,000           182,495

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  North Miami, Florida, Pension Funding Project, RB, FSA
    7.000%, 07/01/08                                                              $    170,000   $       188,775
  Oklahoma City, Oklahoma, Airport Trust, RB, 17TH Series
    8.300%, 10/01/12                                                                 1,000,000         1,108,600
  Oklahoma City, Oklahoma, Airport Trusts, Federal Bureau Prisons Project, RB
    9.800%, 11/01/14                                                                 2,650,000         3,519,730
  Oklahoma County, Oklahoma, Single Family Home Finance Authority, RB, Series B
    (A)
    0.000%, 07/01/12                                                                 3,450,000           963,929
  Panhandle, Texas, Regional Housing Finance Corporation, Single Family Mortgage
    Revenue, RB, (A)
    0.000%, 10/01/11                                                                 1,460,000           490,356
  Pima & Maricopa Countys, Arizona, Industrial Development Authority, Bulk Sale
    Program, RB, FNMA
    6.500%, 01/01/06                                                                   590,000           612,479
  Plymouth County, Massachuettes, COP, Series B
    10.400%, 04/01/22                                                                5,100,000         6,052,170
  Quad Cities, Illinois, Regional Economic Development Authority, Heritage Place
    Project, RB (C)
    6.190%, 08/01/16                                                                   495,000           546,579
  Sedwick & Shawnee Counties, Kansas, Single Family Revenue, Mortgage Backed
    Second Program, RB, Series A-3, GNMA
    6.520%, 12/01/12                                                                 6,710,000         6,900,564
  Sedwick & Shawnee Counties, Kansas, Single Family Revenue, Mortgage Backed
    Second Program, RB, Series B, GNMA
    8.375%, 06/01/18                                                                11,240,000        12,556,204


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Southwestern Illinois, Developmental Sports Authority, Gateway International
    Motorsports, RB
    9.200%, 02/01/13                                                              $  2,250,000   $     2,954,025
    9.250%, 02/01/17                                                                 1,500,000         1,849,650
  Tarrant County, Texas, Housing Fiance Corporation, RB, MBIA
    6.650%, 07/15/16                                                                   405,000           413,384
  Texas State, Department of Housing & Community Affairs, North Hampton
    Foundation, RB, Series B
    6.400%, 01/01/99                                                                    25,000            25,043
  Utah State, Housing Finance Agency, Single Family Mortgage, Series D-1, RB,
    FHA
    9.850%, 07/01/10                                                                   195,000           211,556
  Wagner College, New York RB, ETM
    8.950%, 10/01/02                                                                 1,500,000         1,733,100
                                                                                                 ---------------
Total Taxable Municipal Bonds
  (Cost $130,024,273)                                                                                138,600,183
                                                                                                 ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 9.56%
  Federal Home Loan Mortgage Corporation, REMIC, Series 1178, Class G
    6.750%, 05/15/06                                                                    11,813            11,830
  Federal Home Loan Mortgage Corporation, REMIC, Series 1296, Class G (C)
    5.331%, 07/15/99                                                                   635,586           635,842
  Federal Home Loan Mortgage Corporation, REMIC, Series 1411, Class G
    6.500%, 07/15/18                                                                 4,190,000         4,247,504
  Federal Home Loan Mortgage Corporation, REMIC, Series 1462, Class PT
    7.500%, 01/15/03                                                                 4,029,466         4,157,556
  Federal Home Loan Mortgage Corporation, REMIC, Series 1496, Class KB
    6.500%, 05/15/08                                                                 1,955,000         1,967,414


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
Fixed Income Fund, continued


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Federal Home Loan Mortgage Corporation, REMIC, Series 1562, Class J
    7.000%, 05/15/10                                                              $  9,650,000   $     9,937,598
  Federal Home Loan Mortgage Corporation, REMIC, Series 1633, Class PE
    5.750%, 10/15/17                                                                 1,390,667         1,396,035
  Federal Home Loan Mortgage Corporation, REMIC, Series 32, Class PD
    6.350%, 03/25/15                                                                   813,553           811,698
  Federal Home Loan Mortgage Corporation, REMIC, Series 70, Class C
    9.000%, 09/15/20                                                                   457,001           475,550
  Federal National Mortgage Association, Pool # 2902
    6.000%, 08/01/28                                                                   720,001           711,282
  Federal National Mortgage Association, Pool # 303387
    8.000%, 07/01/02                                                                 1,278,454         1,306,590
  Federal National Mortgage Association, REMIC, Series 1989-79, Class D
    9.000%, 11/25/19                                                                 1,182,463         1,237,491
  Federal National Mortgage Association, REMIC, Series 1992-100, Class M
    8.500%, 06/25/05                                                                 7,450,000         7,573,196
  Federal National Mortgage Association, REMIC, Series 1992-43, Class E
    7.500%, 04/25/22                                                                 3,185,000         3,294,314
  Federal National Mortgage Association, REMIC, Series 1993-192, Class E
    5.950%, 11/25/07                                                                 1,000,000         1,012,339
  Federal National Mortgage Association, REMIC, Series 1994-34, Class PD
    5.500%, 10/25/04                                                                   447,899           446,990
  Federal National Mortgage Association, REMIC, Series 1994-92, Class DE
    7.500%, 07/25/07                                                                 5,837,556         6,056,833
  Federal National Mortgage Association, REMIC, Series 1995-2, Class H
    8.500%, 06/25/10                                                                16,945,000        17,610,371
  Federal National Mortgage Association, REMIC, Series 1996-12, Class C
    6.500%, 03/25/23                                                                 6,120,000         6,270,571


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

  Federal National Mortgage Association, REMIC, Series 1996-23, Class D
    6.500%, 10/25/23                                                              $  2,470,000   $     2,532,451
  Federal National Mortgage Association, REMIC, Series 1997-32, Class PB
    6.500%, 03/25/15                                                                12,814,000        13,156,854
  Federal National Mortgage Association, REMIC, Series 1997-40, Class PE
    6.750%, 07/18/19                                                                 4,925,000         4,996,237
  Federal National Mortgage Association, REMIC, Series 1997-W2, Class A3
    6.575%, 11/25/27                                                                 2,000,000         2,038,253
  Federal National Mortgage Association, REMIC, Series G-26, Class F (C)
    6.188%, 12/25/20                                                                    17,005            17,015
  Federal National Mortgage Association, REMIC, Series G92-39, Class Q
    7.000%, 03/25/01                                                                 2,795,000         2,827,806
  Federal National Mortgage Association, REMIC, Series G93-31, Class G
    7.000%, 01/25/03                                                                 3,584,528         3,653,150
  Federal National Mortgage Association, Series 1995-M2, Class B
    6.700%, 05/25/28                                                                 2,346,308         2,364,257
  Federal National Mortgage Association, Series 1997-M2, Class B
    7.350%, 02/17/08                                                                19,370,000        20,175,066
                                                                                                 ---------------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $117,916,654)                                                                                120,922,093
                                                                                                 ---------------
U.S. TREASURY OBLIGATIONS -- 14.78%
  U.S. Treasury Bond
    8.000%, 11/15/21                                                                99,680,000       133,633,500
  U.S. Treasury Notes
    5.750%, 09/30/99                                                                 4,345,000         4,396,597
    6.500%, 05/31/01                                                                29,047,000        30,562,905
    7.875%, 11/15/04                                                                15,688,000        18,423,594
                                                                                                 ---------------
Total U.S. Treasury Obligations
  (Cost $184,217,321)                                                                                187,016,596
                                                                                                 ---------------


--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.36%
  J.P. Morgan Securities 5.45%, dated 10/30/98, matures, 11/02/98, repurchase value
  $29,871,878 (Collateralized by FHLB par value $27,365,000, due 08/20/08, market value
  $27,686,304, by FHLB par value $2,740,000, due 09/03/08, market value $2,767,122)
  (Cost $29,858,317)            $29,858,317                                                      $    29,858,317
                                                                                                 ---------------
Total Investments -- 97.84%
  (Cost $1,206,137,201)                                                                            1,237,373,502
OTHER ASSETS AND LIABILITIES, NET -- 2.16%                                                            27,374,214
                                                                                                 ---------------
Net Assets -- 100%                                                                               $ 1,264,747,716
                                                                                                 ---------------
                                                                                                 ---------------




(A)             ZERO COUPON BOND.
(B)             MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)             VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
                INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 1998
(D)             PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
CMO             COLLATERIZED MORTGAGE OBLIGATION
ETM             ESCROWED TO MATURITY
GO              GENERAL OBLIGATION
MTN             MEDIUM TERM NOTE
RB              REVENUE BOND
REMIC           REAL ESTATE MORTGAGE INVESTMENT CONDUIT
144A            SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT
                OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT
                FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
 SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP             CERTIFICATE OF PARTICIPATION
FGIC            FINANCIAL GUARANTEE INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FHLB            FEDERAL HOME LOAN BANK
FHLMC           FEDERAL HOME LOAN MORTGAGE COMPANY
FSA             FINANCIAL SECURITY ASSURANCE INC.
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING AND URBAN DEVELOPMENT
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE


Short-Term
Municipal Bond Fund


MUNICIPAL BONDS -- 91.02%
ALABAMA -- 0.09%
  Birmingham Medical Clinic Board, Baptist Medical Centers, RB, ETM
    8.125%, 07/01/99                                                              $     25,000   $     25,445


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Hartselle Medical Clinic, Hospital Clinic America, RB, ETM
    6.250%, 10/01/02                                                              $     20,000   $     21,775
                                                                                                 ------------
                                                                                                       47,220
                                                                                                 ------------
ALASKA -- 0.11%
  Valdez, Marine Terminal Revenue, ARCO Pipe Line Company Project, RB, Pre-
    Refunded @ 100 (D)
    6.000%, 08/01/03                                                                    55,000         58,575
                                                                                                 ------------
                                                                                                       58,575
                                                                                                 ------------
ARIZONA -- 0.90%
  Maricopa County, Hospital Revenue Authority, Phoenix Baptist Hospital &
    Medical Center, RB, ETM
    7.125%, 10/01/02                                                                   175,000        183,094
  Maricopa County, Hospital Revenue Authority, Samaritan Health Services, RB,
    ETM
    6.750%, 01/01/04                                                                    50,000         53,562
  Maricopa County, Hospital Revenue Authority, Sun Health Corp., RB, ETM
    7.875%, 04/01/02                                                                   240,000        257,700
                                                                                                 ------------
                                                                                                      494,356
                                                                                                 ------------
ARKANSAS -- 4.28%
  Crosett, Industrial Development Authority, Georgia Pacific Project, RB,
    Pre-Refunded @ 100 (D)
    6.000%, 06/01/01                                                                   175,000        185,719
  Little Rock, Residential Housing & Public Facility Board, RB, Series B (A)
    0.000%, 07/15/11                                                                   305,000        135,344
  Little Rock, Sewer & Construction Refunding, RB
    4.300%, 02/01/99                                                                    50,000         50,124
  Mississippi County, Hospital Revenue, RB, ETM, AMBAC
    7.250%, 11/01/02                                                                    35,000         37,406
  Pulaski County, Health Facility Board, Saint Vincent Infirmary, RB,
    Pre-Refunded @ 100, MBIA (D)
    9.750%, 09/01/99                                                                    75,000         78,545
  Pulaski County, Health Facility Board, Saint Vincent Infirmary, RB,
    Pre-Refunded @ 100, MBIA (D)
    10.000%, 09/02/99                                                                    5,000          5,285

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Rogers Ark, Residential Housing Facility Board, Innisfree Apartment Project,
    RB, Mandatory Put @ 100, LOC (B)
    4.875%, 05/01/03                                                              $  1,000,000   $  1,000,000
  Rogers Ark, Sales & Use Tax Revenue, RB, Series 1996
    5.000%, 11/01/15                                                                   845,000        853,450
                                                                                                 ------------
                                                                                                    2,345,873
                                                                                                 ------------
CALIFORNIA -- 1.94%
  ABAG Finance Authority For The Non-Profit Co., American Baptist Homes, Series
    A, COP
    5.500%, 10/01/07                                                                   400,000        407,000
  Compton, Community Redevelopment Agency, Walnut Industrial Park Project, Tax
    Allocation Bond, Pre-Refunded @ 103, AMBAC (D)
    10.200%, 08/01/99                                                                   15,000         16,104
  Los Angeles, Housing Authority, Multi-Family Housing, The Palm Apartments, RB,
    Series E, FNMA
    4.000%, 07/01/99                                                                    80,000         80,458
    4.200%, 01/01/00                                                                    80,000         80,100
    4.200%, 07/01/00                                                                    85,000         85,106
    4.300%, 01/01/01                                                                    35,000         35,088
  Los Angeles, Housing Redevelopment Agency, Monterey Hills Redevelopment
    Project, RB, Series B
    5.500%, 12/01/05                                                                    40,000         41,550
  Los Angeles, Public Facility Corporation, RB, ETM
    5.400%, 08/01/07                                                                    25,000         26,313
  San Diego, Mercy Hospital & Medical Center, RB, ETM
    8.400%, 02/01/99                                                                    35,000         35,375
  Santa Clara County, Housing Authority, Amberwood Apartments Project, RB,
    Series C, FNMA
    4.750%, 10/01/07                                                                   255,000        255,637
                                                                                                 ------------
                                                                                                    1,062,731
                                                                                                 ------------
COLORADO -- 1.04%
  El Paso County, Colonial Residual Revenue, RB, Series C, AMT (A)
    0.000%, 07/10/14                                                                 1,000,000        310,000


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Housing & Finance Authority, Single Family Housing Program, RB, Series E
    6.250%, 12/01/09                                                              $     70,000   $     72,100
  Lafayette, GO
    4.600%, 12/01/98                                                                    25,000         25,030
  Logan County, Single Family Mortgage, RB, Series A
    8.500%, 11/01/11                                                                   155,000        163,331
                                                                                                 ------------
                                                                                                      570,461
                                                                                                 ------------
CONNECTICUT -- 0.70%
  Health & Educational Facilities, Lutheran General Health Care System, RB, ETM
    7.250%, 07/01/04                                                                    65,000         71,825
  State Housing Finance Authority, Housing Mortgage Finance Program, RB, Series
    B, FHA
    7.000%, 11/15/02                                                                   150,000        154,524
  State Resource Recovery Authority, Bridgeport Resco Company Project, RB,
    Series A
    7.625%, 01/01/09                                                                    55,000         56,506
  Connecticut State, GO
    5.250%, 07/01/02                                                                   100,000        100,138
                                                                                                 ------------
                                                                                                      382,993
                                                                                                 ------------
DELAWARE -- 0.13%
  Dover, Water & Sewer Revenue, RB, Series B, MBIA
    7.200%, 07/01/01                                                                    20,000         20,200
  State Economic Development Authority, Wilmington Friends School Project
    6.300%, 07/01/99                                                                    50,000         50,357
                                                                                                 ------------
                                                                                                       70,557
                                                                                                 ------------
DISTRICT OF COLUMBIA -- 0.24%
  Housing Finance Agency, Single Family Housing, RB, Series E-2, FHA, GNMA
    7.100%, 12/01/98                                                                   130,000        130,230
                                                                                                 ------------
                                                                                                      130,230
                                                                                                 ------------
FLORIDA -- 5.03%
  Alachua County Health Facility Authority, Shands Teaching Hospital & Clinics
    Inc., RB, ETM
    7.000%, 12/01/01                                                                    10,000         10,575
  Dade County, Educational Facilities Authority Exchange, University of Miami
    Issue, RB, MBIA
    7.650%, 04/01/10                                                                   900,000        963,000

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Dade County, RB, Pre-Refunded @ 103 (D)
    9.750%, 02/01/00                                                              $    635,000   $    686,594
  Housing Finance Agency, Multi-Family Revenue, RB, LOC
    4.850%, 12/01/05                                                                 1,000,000      1,000,630
  Lee County, Justice Center Complex, RB, Series A, ETM, MBIA
    10.750%, 01/01/01                                                                   15,000         16,331
  Orange County, Housing Authority, RB, CMO, Series A, GNMA
    7.250%, 09/01/11                                                                    75,000         80,063
                                                                                                 ------------
                                                                                                    2,757,193
                                                                                                 ------------
GEORGIA -- 2.07%
  Clarke County, Hospital Authority, RB, MBIA, ETM
    9.750%, 01/01/02                                                                    95,000        104,975
  Cobb County, Kennestone Hospital Authority, RB, MBIA, ETM
    10.250%, 02/01/02                                                                   60,000         65,925
  Crisp County, Industrial Development Authority, Cobis Products Company, RB,
    ETM
    6.300%, 07/01/02                                                                   174,000        189,008
  Crisp County, Solid Waste Development Authority, RB
    6.300%, 09/01/10                                                                   775,000        775,000
                                                                                                 ------------
                                                                                                    1,134,908
                                                                                                 ------------
IDAHO -- 1.55%
  Boise City, Industrial Development Corporation, Western Trailer Company
    Project, RB, LOC
    4.750%, 12/15/02                                                                   650,000        665,438
  State Housing Agency, Single Family Mortgage, RB, Series C-1, FHA
    7.650%, 07/01/10                                                                   180,000        186,975
                                                                                                 ------------
                                                                                                      852,413
                                                                                                 ------------
ILLINOIS -- 11.17%
  Addison, Alton, Pekin, & Granite City, CMO Series 1989-B, FSA
    7.580%, 11/10/09                                                                   129,838        130,022
  Chicago, Multi-Family Housing, Madison Park Apartments, RB, Series A, LOC
    7.000%, 07/01/04                                                                    50,000         50,863


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Chicago, School Finance Authority, GO, Series B, MBIA
    7.500%, 06/01/00                                                              $     65,000   $     65,843
  Educational Facilities Authority Revenues, Capital Appreciation Loyola-84-A,
    RB, Pre-Refunded @ 60.293 (A) (D)
    0.000%, 07/01/99                                                                   100,000         59,052
  Health Facilities Authority Revenue, MacNeal Memorial Hospital Association
    Project, RB, Pre-Refunded @ 100 (D)
    6.600%, 08/01/01                                                                    95,000         99,513
  Health Facilities Revenue Authority, Community Hospital Of Ottawa Project, RB
    6.750%, 08/15/14                                                                   300,000        334,500
  Health Facilities Authority Revenue, Midwest Group Ltd., RB, ACA
    5.375%, 11/15/08                                                                 3,580,000      3,812,700
  Homewood, GO, MBIA
    5.700%, 12/01/01                                                                    20,000         21,150
  Palatine County, Multi-Family Housing, Clover Ridge East Apartments, RB, LOC
    (C)
    4.750%, 12/15/07                                                                   400,000        409,000
  Palatine County, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax
    Allocation Bond, AMBAC
    5.250%, 01/01/17                                                                 1,000,000      1,013,750
  State Housing Development Authority, Home Owner Mortgage, RB, Series A-1
    5.250%, 08/01/00                                                                    45,000         45,675
  State Toll Highway Authority, RB, Pre-Refunded @ 100 (D)
    6.750%, 01/01/06                                                                    70,000         77,700
                                                                                                 ------------
                                                                                                    6,119,768
                                                                                                 ------------
INDIANA -- 1.02%
  Mishawaka, LaSalle School Building, First Meeting, RB
    4.000%, 07/05/99                                                                    50,000         50,205
  Monroe County, Bloomington Hospital Project, RB, BIGI
    6.800%, 05/01/99                                                                    50,000         50,871
  North Adams, Community Schools, RB, MBIA
    4.700%, 07/15/99                                                                    55,000         55,600
  Reid Memorial Hospital Inc., RB, ETM
    6.250%, 05/01/00                                                                   210,000        215,775

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Shelbyville, Middle School Building, First Meeting, RB, ETM
    7.150%, 07/15/99                                                              $     40,000   $     41,134
  Vigo County, Hospital Authority, RB, ETM
    6.875%, 04/01/04                                                                   135,000        147,487
                                                                                                 ------------
                                                                                                      561,072
                                                                                                 ------------
KANSAS -- 1.98%
  Saline County, Single Family Mortgage, RB, Series A
    9.500%, 10/01/11                                                                    55,000         58,506
  Sedgwick & Shawnee County, Single Family Mortgage-Backed Securities Programs,
    RB, AMT, GNMA
    4.700%, 12/01/08                                                                   850,000        851,063
  Wichita, Hospital Revenue, Wesley Medical Center, RB, MBIA, ETM
    10.000%, 04/01/02                                                                  155,000        174,762
                                                                                                 ------------
                                                                                                    1,084,331
                                                                                                 ------------
KENTUCKY -- 0.16%
  Ashland, Industrial Building, Whayne Supply Company, RB, MBIA
    7.375%, 06/01/99                                                                    70,000         70,881
  McCraken County, Hospital Revenue, RB, ETM
    8.250%, 03/01/99                                                                    15,000         15,120
                                                                                                 ------------
                                                                                                       86,001
                                                                                                 ------------
LOUISIANA -- 0.37%
  East Baton Rouge Parish Hospital, RB, ETM
    6.200%, 10/01/02                                                                    50,000         52,438
  Public Facility Authority, RB, Series D, Pre-Refunded @ 102 (D)
    7.900%, 12/01/98                                                                    55,000         56,295
  State Health Education Authority, Alton Ochsner Medical Foundation Issue-A,
    RB, ETM
    8.750%, 05/01/05                                                                    85,000         96,156
                                                                                                 ------------
                                                                                                      204,889
                                                                                                 ------------
MASSACHUSETTS -- 2.14%
  Boston City Hospital, Series A, RB, Pre-Refunded @ 100 & 102, FHA (D)
    7.625%, 08/15/00                                                                   170,000        185,300
    7.650%, 08/15/00                                                                   260,000        283,725
  State Health & Education Facility, Saint Joseph Hospital, RB, Series C, Pre-
    Refunded @ 102 (D)
    9.500%, 10/01/99                                                                   100,000        106,753


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State Industrial Finance Agency, Ames Safety Envelope Company, RB, Mandatory
    Put @ 100 LOC (B)
    5.350%, 09/01/00                                                              $    150,000   $    153,938
  State Industrial Finance Agency, General Motors Corporation, RB
    5.550%, 04/01/09                                                                   225,000        229,939
  State Housing Finance Agency, Single Family Home Project, RB, Series 21
    6.500%, 12/01/10                                                                    30,000         31,762
  State Housing Finance Agency, Single Family Home Project, RB, Series 8, FHA
    7.000%, 06/01/99                                                                   180,000        182,630
                                                                                                 ------------
                                                                                                    1,174,047
                                                                                                 ------------
MAINE -- 3.06%
  Finance Revenue Authority, Electronic Rate Stabilization, RB, FSA
    5.200%, 07/01/18                                                                 1,650,000      1,674,750
                                                                                                 ------------
                                                                                                    1,674,750
                                                                                                 ------------
MARYLAND -- 0.32%
  Annapolis, Economic Development, Saint John's College Facility, RB
    4.600%, 10/01/02                                                                   175,000        176,531
                                                                                                 ------------
                                                                                                      176,531
                                                                                                 ------------
MICHIGAN -- 0.49%
  Detroit, Sewage Disposal Revenue, RB, ETM
    6.900%, 12/15/99                                                                   100,000        102,125
  Kalamazoo, Hospital Finance Authority, RB, ETM
    7.000%, 07/01/01                                                                   105,000        109,856
  State Building Authority, RB, Series II, ETM, MBIA
    7.400%, 04/01/01                                                                    55,000         57,063
                                                                                                 ------------
                                                                                                      269,044
                                                                                                 ------------
MINNESOTA -- 0.20%
  Saint Paul, Port Authority, RB, Pre-Refunded @ 102 (D)
    8.000%, 12/01/98                                                                    70,000         71,659
  Western Minnesota, Municipal Power Agency, RB, Pre-Refunded @ 100 (D)
    10.125%, 01/01/99                                                                   35,000         35,394
                                                                                                 ------------
                                                                                                      107,053
                                                                                                 ------------


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

MISSISSIPPI -- 1.84%
  Corinth & Alcorn County, Magnolia Regional Health Center, Series A, RB
    4.750%, 10/01/03                                                              $  1,000,000   $  1,010,000
                                                                                                 ------------
                                                                                                    1,010,000
                                                                                                 ------------
MISSOURI -- 1.44%
  Freeman Hospital, RB, ETM
    6.750%, 08/01/03                                                                   115,000        129,519
  Saint Louis County, Single Family Mortgage, RB, AMBAC
    9.250%, 10/01/16                                                                    35,000         38,369
  Saint Louis, Airport Revenue, RB, ETM
    12.000%, 07/01/99                                                                   80,000         84,651
    12.100%, 07/01/00                                                                  135,000        153,563
    12.100%, 07/01/01                                                                   30,000         36,375
  State Housing Development, Single Family Mortgage, RB, GNMA
    6.625%, 12/01/17                                                                   325,000        344,905
                                                                                                 ------------
                                                                                                      787,382
                                                                                                 ------------
NEBRASKA -- 0.48%
  Buffalo County, Hospital Authority, Good Samaritan Hospital Project, RB, ETM
    7.400%, 11/01/00                                                                    45,000         46,575
  Douglas County, Hospital Authority, Immanuel Medical Center, RB, ETM
    6.250%, 10/01/00                                                                    85,000         87,125
  State Investment Finance Authority, Single Family Mortgage, RB, GNMA
    7.500%, 03/15/15                                                                   125,000        131,094
                                                                                                 ------------
                                                                                                      264,794
                                                                                                 ------------
NEVADA -- 0.48%
  Henderson, Local Improvement, Special Assessment Bond
    6.700%, 04/01/00                                                                    50,000         52,102
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB, Series B, Pre-Refunded
    @ 102 (D)
    7.750%, 01/01/00                                                                    35,000         37,406
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB, Series C, Pre-Refunded
    @ 102 (D)
    7.750%, 01/02/00                                                                    25,000         26,719
  State Housing Division, Multi Unit Housing Revenue, RB, Issue A, FNMA
    6.450%, 10/01/04                                                                    35,000         37,669


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  State, Municipal Bond Bank Project #18 & 19, GO, ETM
    8.300%, 09/01/00                                                              $    100,000   $    108,000
                                                                                                 ------------
                                                                                                      261,896
                                                                                                 ------------
NEW HAMPSHIRE -- 0.91%
  Higher Educational & Health Facility, Kendal At Hanover Project, RB,
    Pre-Refunded @ 102 (D)
    8.000%, 10/01/99                                                                   190,000        202,052
  Housing Finance Authority, Single Family Housing, RB, Series B
    7.550%, 07/01/09                                                                    55,000         56,925
  State, Housing Finance Authority, RB, LOC
    6.250%, 01/01/18                                                                   240,000        241,368
                                                                                                 ------------
                                                                                                      500,345
                                                                                                 ------------
NEW JERSEY -- 8.43%
  Health Care Facilities, Muhlenberg REGL-B, RB, MBIA
    8.000%, 07/01/18                                                                   850,000        872,381
  Health Care Facilities, Saint Elizabeth Hospital, RB, Pre-Refunded @ 102 (D)
    8.250%, 07/01/00                                                                   255,000        279,225
  Mercer County, Public Improvements Authority, State Justic Complex, RB, ETM
    6.000%, 01/01/99                                                                    45,000         45,212
  New Jersey State, GO
    5.000%, 04/30/02                                                                   640,000        640,000
  State Educational Facilities, Fairleigh Dickinson University, RB, Series C,
    ETM
    7.750%, 07/01/01                                                                 2,095,000      2,225,937
  State Turnpike Authority RB, ETM
    10.375%, 01/01/03                                                                  460,000        531,300
  State Turnpike Authority, RB, ETM, MBIA
    10.375%, 01/01/03                                                                   25,000         28,812
                                                                                                 ------------
                                                                                                    4,622,867
                                                                                                 ------------
NEW MEXICO -- 1.89%
  Albuquerque CMO, Class B-1, FSA
    7.650%, 08/15/07                                                                    21,517         22,861
  Albuquerque CMO, Class B-2, FGIC
    7.000%, 05/15/11                                                                   641,821        661,363
  Sandoval County, Gross Receipts Tax, RB, ETM
    6.000%, 11/01/98                                                                   105,000        105,000

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Taos County, Local Hospital Gross, RB, Series B, Asset Guaranty
    5.000%, 05/15/02                                                              $    245,000   $    246,274
                                                                                                 ------------
                                                                                                    1,035,498
                                                                                                 ------------
NEW YORK -- 2.75%
  Battery Park City, New York Revenue Authority, RB, Series B
    5.200%, 11/01/23                                                                 1,195,000      1,206,950
  State Dormitory Authority Revenues, Capital Appreciation, RB, Series C, FSA
    (A)
    0.000%, 07/01/04                                                                   340,000        272,850
  State Housing Finance Agency, State University Construction, RB, ETM
    7.375%, 11/01/98                                                                    20,000         20,000
  State Medical Care Facilities Finance, Hospital & Nursing Home, RB, FHA
    6.700%, 08/15/01                                                                     5,000          5,169
                                                                                                 ------------
                                                                                                    1,504,969
                                                                                                 ------------
OHIO -- 3.74%
  Barberton Hospital Improvement Revenue, RB, ETM
    6.500%, 07/15/00                                                                    50,000         51,438
  Clermont County, Hospital Facility, ETM
    7.375%, 06/01/99                                                                    10,000         10,120
  Hamilton County Hospital Facilities, Saint Francis-Saint Georges Hospital
    Inc., RB, ETM
    7.625%, 02/15/01                                                                    65,000         70,688
  Housing Finance Agency, Single Family Mortgage, RB, Series A
    5.750%, 04/01/16                                                                   305,000        309,956
  Lucas County Hospital, Riverside Hospital Project, RB, ETM
    6.950%, 08/01/04                                                                    30,000         32,625
  Lucas County, Hospital Revenue,Toledo Hospital, RB, Pre-Refunded @ 102, MBIA
    (D)
    6.750%, 11/15/99                                                                   170,000        177,670
  Lucas County, Mercy Hospital Project, RB, ETM
    6.000%, 09/01/04                                                                    80,000         85,000


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Miami County, Hospital Facility, Upper Valley Medical Center, RB, Series A,
    Pre-Refunded @ 102, MBIA (D)
    6.625%, 05/01/99                                                              $    110,000   $    114,127
  Middletown Hospital Improvements, RB, ETM
    6.250%, 04/01/99                                                                    15,000         15,083
  Montgomery County, Miami Valley Hospital Society, RB, ETM
    10.125%, 01/01/00                                                                   30,000         31,125
  Stark County, Hospital Revenue Authority, RB, ETM
    6.875%, 12/01/06                                                                   130,000        143,813
  State Capital Housing Corporation, Section 8 Assisted, RB, MBIA
    4.500%, 01/01/03                                                                 1,005,000      1,010,024
                                                                                                 ------------
                                                                                                    2,051,669
                                                                                                 ------------
OKLAHOMA -- 0.85%
  Bryan County, Economic Development Revenue Authority, Single Family Mortgage,
    RB, Series A
    8.600%, 07/01/10                                                                    80,000         83,400
  State Industrial Authority Revenue, Presbyterian Hospital, RB, ETM
    6.250%, 10/01/02                                                                    65,000         67,275
  State Industrial Authority, Baptist Medical Center, RB, ETM
    7.000%, 07/01/03                                                                   190,000        204,250
  Tulsa, Airport Improvements, Tulsa International Airport, RB, FGIC, ETM
    6.200%, 06/01/00                                                                   110,000        112,338
                                                                                                 ------------
                                                                                                      467,263
                                                                                                 ------------
PENNSYLVANIA -- 16.56%
  Allegheny County, Hospital Development Authority, Presbyterian Health Center,
    RB, Series B, MBIA
    4.875%, 11/01/98                                                                    50,000         50,000
  Allegheny County, Industrial Development Authority, Three Parkway Center East,
    RB, LOC
    5.050%, 12/01/04                                                                    15,000         15,024
  Allegheny Valley School District, GO, ETM
    6.000%, 12/01/03                                                                   100,000        104,250

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Beaver County, Hospital Authority Revenue, Saint Francis General Hospital, RB,
    ETM
    7.750%, 07/15/01                                                              $    125,000   $    128,594
  Beaver County, Housing Authority, RB, MBIA
    7.875%, 07/01/99                                                                   125,000        125,000
  Bensalem Township, Water & Sewer Authority, RB, ETM
    5.700%, 11/01/02                                                                    25,000         26,781
  Bucks County, Saint Mary Hospital Authority, RB, ETM
    6.625%, 07/01/04                                                                   100,000        108,750
  California, Area School Building, MBIA, ETM
    5.750%, 05/15/03                                                                    40,000         41,650
  Cambria County, GO, ETM
    8.250%, 06/01/00                                                                    50,000         52,000
  Chester County, Health & Education Facility, Barclay Friends Project, RB,
    Series B, Mandatory Put @ 100, LOC (B)
    4.900%, 08/01/99                                                                   300,000        302,814
  Chester County, Hospital Authority, ETM
    5.750%, 02/01/03                                                                     5,000          5,163
  Chester County, Hospital Authority, RB, ETM
    7.500%, 07/01/09                                                                    15,000         17,588
  Clearfield Hospital Authority, Clearfield Hospital Project, RB
    6.875%, 06/01/16                                                                   305,000        333,594
  Dauphin County, General Authority Sub Mandatory Put @ 100, AMBAC (B)
    4.625%, 06/02/03                                                                 1,015,000      1,015,000
  Dauphin County, General Authority, RB, Mandatory Put @ 100 (B)
    6.400%, 06/02/02                                                                   200,000        214,750
  Delaware County, Authority University Revenues, Villanova University, RB, ETM
    9.625%, 08/01/02                                                                    55,000         61,531
  Delaware County, Pennsylvania Revenue Authority, White Horse Village Project,
    RB, ETM
    9.000%, 07/01/99                                                                    55,000         56,178
  East Pennsboro Township, GO, ETM
    6.000%, 03/01/02                                                                   180,000        187,875


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Emmaus, General Revenue Authority, Local Government Board Pool Program, RB,
    Series C
    7.900%, 05/15/18                                                              $     35,000   $     35,523
  Emmaus, General Revenue Authority, Local Government Board Pool Program, RB,
    Series D
    7.900%, 05/15/18                                                                    90,000         91,345
  Emmaus, General Revenue Authority, Local Government Board Pool Program, RB,
    Series F
    7.900%, 05/15/18                                                                   155,000        157,316
  Energy Development Authority, Piney Creek, RB, Series B, LOC
    7.200%, 12/01/00                                                                    15,000         15,769
  Erie, Higher Education Building Authority, Mercyhurst College Project, RB
    4.800%, 03/15/00                                                                   225,000        227,250
  Harrisburg, GO, MBIA, ETM
    9.750%, 04/15/99                                                                    15,000         15,240
  Housing Finance Agency, Rental Housing, RB, FNMA
    5.800%, 07/01/22                                                                 1,015,000      1,055,600
  Interboro School District Authority, RB, MBIA, ETM
    6.400%, 09/01/01                                                                   165,000        174,075
  Intergovernmental Corporation Authority, Special Tax Bond, ETM, FGIC
    6.000%, 06/15/02                                                                    50,000         53,000
  Ligonier, Municipal Water Revenue Authority, RB
    6.300%, 04/15/06                                                                    95,000         98,325
  Metropolitan Lancaster, Water Authority, RB
    4.250%, 02/15/00                                                                   570,000        570,638
  Northampton County, Hospital Authority, RB, ETM
    7.500%, 07/01/02                                                                   215,000        230,050
  Northeastern Hospital Authority, Wilkes-Barre General Hospital, RB, Series A,
    Pre-Refunded @ 102 (D)
    7.650%, 07/01/99                                                                   130,000        136,409
  Northhampton County, Industrial Development Authority, Strawbridge Project,
    RB, ETM
    7.200%, 12/15/01                                                                    75,000         81,188

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Philadelphia Hospitals & Higher Education, Saint Agnes Medical Center Project,
    RB, ETM, FHA
    6.750%, 08/15/01                                                              $    240,000   $    249,600
  Pittsburgh, Urban Redevelopment Authority, RB, Series C, AMT
    5.000%, 04/01/00                                                                   170,000        171,913
  Pocono Mountain, School District, GO, MBIA, ETM
    9.100%, 03/01/02                                                                    15,000         16,369
  Ridgway, Area School Revenue Authority, RB, ETM
    6.250%, 06/15/02                                                                    55,000         57,019
  Rochester, Area School District, GO, MBIA (A)
    0.000%, 10/01/00                                                                    55,000         51,288
  Sayre Boro, Hospital Authority, RB, AMBAC, ETM
    6.900%, 11/01/02                                                                   205,000        219,094
  Scranton Lackawanna, Moses Taylor Hospital Project, RB, Series A, ETM
    8.250%, 07/01/01                                                                    95,000        101,175
  State Finance Authority, Capital Improvements Program, RB
    6.600%, 11/01/09                                                                 1,250,000      1,375,000
  State Higher Education Assistance, RB, FGIC, Series A
    6.800%, 12/01/00                                                                    25,000         26,344
  Stroudsburg Area, School District, GO, FGIC, ETM
    8.400%, 09/01/01                                                                   100,000        107,125
  Uniontown Area, School Authority, RB, ETM,
    6.300%, 10/01/02                                                                   135,000        142,255
  Upper St. Clair Township, School Authority, RB, ETM
    6.500%, 02/15/04                                                                    10,000         10,637
  Valley View School Building Authority, RB, ETM
    6.050%, 02/01/02                                                                    40,000         41,500
    6.250%, 02/01/02                                                                    45,000         46,743
  Wayne Pike, Joint School Authority, RB, MBIA, ETM
    6.000%, 12/01/07                                                                   515,000        553,624
  Williamsport Area, Joint School Authority, RB, MBIA, ETM
    6.000%, 03/01/07                                                                    55,000         59,124


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  York County, Industrial Development Authority, Fox Ridge Personal Care
    Facility, RB, Series A, Pre-Refunded @ 100 (D)
    9.500%, 10/01/02                                                              $     50,000   $     60,188
                                                                                                 ------------
                                                                                                    9,077,268
                                                                                                 ------------
SOUTH CAROLINA -- 1.16%
  Charleston, Waterworks & Sewer Revenue, RB, ETM
    10.125%, 01/01/02                                                                   75,000         83,906
  Medical University, Harborview Office, COP
    7.375%, 01/01/04                                                                   500,000        553,125
                                                                                                 ------------
                                                                                                      637,031
                                                                                                 ------------
SOUTH DAKOTA -- 0.09%
  Housing Development Authority, Home Ownership Mortgage, RB, Series E
    5.600%, 05/01/01                                                                    50,000         51,313
                                                                                                 ------------
                                                                                                       51,313
                                                                                                 ------------
TENNESSEE -- 2.17%
  Bristol, Health & Educational Facilities, RB, ETM
    6.900%, 01/01/07                                                                    60,000         67,125
  Fayetteville & Lincoln County, Industrial Development Board, Franke
    Incorporated Project, RB, LOC
    5.000%, 06/01/01                                                                   340,000        345,525
  Housing Development Agency, Homeownership Program, RB
    7.375%, 07/01/23                                                                   100,000        105,000
  Mount Pleasant, Industrial Development Board, Stauffer Chemical Company, RB,
    ETM
    7.375%, 03/01/00                                                                    90,000         92,813
  Shelby County, Health & Educational Authority, Multi-Family Housing, Windsor
    Apartments, RB, Asset Guaranty
    6.500%, 10/01/07                                                                   100,000        107,125
    6.000%, 10/01/02                                                                   450,000        474,187
                                                                                                 ------------
                                                                                                    1,191,775
                                                                                                 ------------
TEXAS -- 4.33%
  Brazos County, Housing Finance Corporation, Single Family Mortgage, RB, FNMA
    5.050%, 03/01/07                                                                     5,000          5,081
  Coastal, Industrial Water Authority, RB, MBIA, ETM
    7.200%, 12/15/08                                                                    50,000         54,625

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Collin County, Community College, RB, AMBAC
    5.150%, 02/01/07                                                              $     25,000   $     25,969
  Forth Worth, Housing Financial Services Program, Single Family Mortgage, RB,
    Series A, GNMA
    7.900%, 06/01/01                                                                    50,000         51,587
  Grand Prairie, Housing Finance Corporation, RB, GNMA
    8.000%, 07/01/19                                                                   175,000        178,957
  Harris County, Fresh Water Supply, GO, MBIA
    6.900%, 03/01/99                                                                   100,000        101,260
  Harris County, Housing Finance Corporation, Colonial House Apartments Project,
    RB, Mandatory Put @ 100, LOC (B)
    5.600%, 09/01/99                                                                   660,000        668,177
  Harris County, Municipal Utility District, GO, AMBAC
    4.000%, 09/01/99                                                                    50,000         50,366
  Houston, Housing Finance Corporation, Single Family Housing, RB, Series A-1
    8.000%, 06/01/14                                                                   600,000        656,250
  Montgomery County, Health Facility Department, Woodlands Medical Center
    Project, RB, Pre-Refunded @ 102 (D)
    8.850%, 08/15/99                                                                   110,000        116,119
  South Plains, Regional Housing Authority, Section 8 Assistance Project, RB,
    Series A, HUD
    6.000%, 08/01/00                                                                    75,000         75,938
  Southeast Housing Finance Corporation, Capital Appreciation, RB, Series B (A)
    0.000%, 12/01/16                                                                 1,100,000        286,000
  Texoma, Housing Finance Corporation, Single Family Mortgage, RB, FNMA, GNMA
    5.050%, 09/01/07                                                                   100,000        101,750
                                                                                                 ------------
                                                                                                    2,372,079
                                                                                                 ------------
UTAH -- 0.66%
  Ogden City, Housing Finance Corporation, Section 8 Assisted Project, RB,
    Series A, FNMA
    5.500%, 07/01/05                                                                   345,000        363,544
                                                                                                 ------------
                                                                                                      363,544
                                                                                                 ------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

VIRGINIA -- 0.38%
  Harrisonburgh, Redevelopment & Housing Authority, United Dominion Projects, RB
    5.750%, 12/01/98                                                              $    145,000   $    145,220
  State Housing Development Authority, Multi-Family Mortgage, RB, Series A
    6.125%, 11/01/09                                                                    60,000         60,717
                                                                                                 ------------
                                                                                                      205,937
                                                                                                 ------------
WASHINGTON -- 2.48%
  Clark County, Public Utility, RB, ETM
    10.250%, 01/01/99                                                                   25,000         25,174
  State Housing Finance Commission, Multi-Family Housing, Summit Apartments
    Project, RB, AMT, Series A, Mandatory Put @ 100, LOC (B)
    4.900%, 07/01/08                                                                 1,315,000      1,318,288
  State Public Power Supply System, RB, ETM
    14.375%, 07/01/01                                                                   15,000         17,231
                                                                                                 ------------
                                                                                                    1,360,693
                                                                                                 ------------
WEST VIRGINIA -- 0.51%
  State Board of Regents, RB, ETM
    6.000%, 04/01/04                                                                    75,000         79,500
  Wheeling, Parking Revenue, RB, ETM
    7.125%, 03/01/02                                                                    55,000         57,887
  Wood County, Building Community, Saint Joseph's Hospital, RB, ETM, AMBAC
    6.625%, 01/01/06                                                                   130,000        141,700
                                                                                                 ------------
                                                                                                      279,087
                                                                                                 ------------
WISCONSIN -- 0.79%
  Milwaukee, GO
    4.500%, 12/01/98                                                                    25,000         25,028
  State Health & Educational Facilities, Sisters Sorrowful Mother, RB, Series B,
    Pre-Refunded @ 102, MBIA (D)
    6.900%, 10/01/99                                                                    75,000         79,058
  State Health Facilities Authority RB, Hospital Sisters System, RB, Series D,
    MBIA
    9.125%, 07/01/05                                                                   325,000        326,244
                                                                                                 ------------
                                                                                                      430,330
                                                                                                 ------------


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Municipal Bond Fund, continued


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
WYOMING -- 0.09%
  State Community Development Authority, Single Family Mortgage, RB, Series B
    8.000%, 06/01/08                                                              $     45,000   $     47,193
                                                                                                 ------------
                                                                                                       47,193
                                                                                                 ------------
Total Municipal Bonds
  (Cost $49,206,376)                                                                               49,887,929
                                                                                                 ------------


                                                                                     SHARES
                                                                                  ------------

CASH EQUIVALENT -- 6.00%
  Provident Institutional Municipal Cash Fund                                        2,500,000      2,500,000
  SEI Institutional Tax Free Portfolio                                                 784,853        784,853
                                                                                                 ------------
    (Cost $3,284,853)                                                                               3,284,853
                                                                                                 ------------
Total Investments -- 97.02%
  (cost $52,491,229)                                                                               53,172,782
                                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- 2.98%                                                            1,632,889
                                                                                                 ------------
Net Assets -- 100.0%                                                                             $ 54,805,671
                                                                                                 ------------
                                                                                                 ------------




(A)  ZERO COUPON SECURITY.
(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO  COLLATERALIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY.
GO   GENERAL OBLIGATION.
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.
RB   REVENUE BOND.


THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.



ACA               AMERICAN CAPITAL ACCESS
AMBAC             AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY    ASSET GUARANTY
BIGI              BOND INVESTORS GUARANTY INSURANCE
FGIC              FINANCIAL GUARANTY INSURANCE COMPANY
FHA               FEDERAL HOUSING ADMINISTRATION
FNMA              FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA               FINANCIAL SECURITY ASSURANCE
GNMA              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD               HOUSING & URBAN DEVELOPMENT
MBIA              MUNICIPAL BOND INVESTORS ASSURANCE


Short-Term
Fixed Income Fund



------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.70%
  Advanta Mortgage Loan Trust, Series 1997-3, Class A3
    6.690%, 03/25/17                                                              $   275,000   $    274,828
  Advanta Mortgage Loan Trust, Series 1993-4, Class A-1
    5.500%, 03/25/10                                                                  127,597        125,915
  Amresco Residential Securities, Series 1997-3, Class A3
    6.600%, 01/25/18                                                                  185,000        185,979
  Delta Funding Home Equity Loan Trust, Series 1996-3, Class A2
    6.525%, 10/25/11                                                                  670,040        674,664
  Delta Funding Home Equity 97-2 A-2
    6.640%, 06/25/12                                                                  600,000        602,676
  Green Tree Financial, Series 1996-C, Class Hia2
    6.900%, 07/15/21                                                                   52,839         53,035
  World Omni Automobile Lease Securitization, Series 1997-b, Class A4
    6.200%, 11/25/03                                                                  440,000        446,851
                                                                                                ------------
Total Asset-Backed Securities
  (Cost $2,863,158)                                                                                2,363,948
                                                                                                ------------
CORPORATE OBLIGATIONS -- 8.52%
  ACC Consumer Finance
    10.250%, 12/01/03                                                                  60,000         63,525
  ERAC USA Finance 144a
    6.380%, 05/15/03                                                                  350,000        350,820
  PaineWebber Group
    7.310%, 08/09/00                                                                  334,000        342,031
    7.750%, 09/01/02                                                                  350,000        367,054
  Summit Properties Partnership
    6.750%, 07/30/01                                                                  500,000        492,916
  Wellsford Residential
    7.250%, 08/15/00                                                                   50,000         50,009
    9.380%, 02/01/02                                                                   50,000         54,193
                                                                                                ------------
Total Corporate Obligations
  (cost $1,694,000)                                                                                1,720,548
                                                                                                ------------
MORTGAGE-BACKED OBLIGATIONS -- 9.60%
  General Electric Capital Mortgage Services, REMIC, Series 1998-12, Class 1a1
    6.500%, 7/25/28                                                                   375,000        377,108
  Green Tree Financial, Series 1994-6, Class A5
    8.250%, 01/15/20                                                                   87,000         88,543
  Green Tree Financial, Series 1995-6, Class A3
    6.650%, 09/15/26                                                                  330,533        331,941
  Green Tree Financial, Series 1996-10, Class A3
    6.160%, 11/15/28                                                                  565,602        567,893


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------

  Green Tree Financial, Series 1996-2, Class A1
    6.10%, 04/15/27                                                               $   298,242   $    299,062
  Merrill Lynch Mortgage Investors, Series 1990-F, Class A
    9.65%, 09/15/10                                                                   221,176        226,345
  Prudential Home Mortgage Securities, REMIC, Series 1993-36, Class A9
    7.25%, 10/25/23                                                                    47,690         47,661
                                                                                                ------------
Total Mortgage-Backed Obligations
  (Cost $1,451,357)                                                                                1,938,553
                                                                                                ------------
U.S. GOVERMENT AGENCY OBLIGATION -- 0.46%
  Federal National Mortgage Association, Variable Inflation Linked (B)
    4.621%, 03/13/02 (Cost $94,585)                                                    95,000         92,920
                                                                                                ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 5.17%
  Federal Home Loan Mortgage Corporation, REMIC, Series 32, Class PD
    6.35%, 03/25/15                                                                   437,394        436,396
  Federal National Mortgage Association, REMIC, Series 1988-17, Class B
    9.40%, 10/25/17                                                                    72,260         72,278
  Federal National Mortgage Association, REMIC, Series 1997-W2, Class A3
    6.58%, 11/25/27                                                                   400,000        407,651
  Federal National Mortgage Association, REMIC, Series 1998-61, Class ZJ
    6.00%, 11/25/28                                                                    60,000         59,400
  Federal National Mortgage Association, REMIC, Series 1998-61, Class ZK
    6.00%, 11/25/28                                                                    70,000         69,300
                                                                                                ------------
Total U.S. Government Mortgage-Backed Obligations
  (Cost $1,042,123)                                                                                1,045,025
                                                                                                ------------
TAXABLE MUNICIPAL BONDS -- 58.62%
  Alaska State Financial Corporation, RB, Series C, MBIA/FHA
    7.40%, 01/01/02                                                                   160,000        164,928


------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------

  Boston, Massachusetts, Industrial Development Financing Authority, North End
    Project, RB, Series B, FHA
    6.31%, 08/01/00                                                               $    75,000   $     75,173
  Bryan, Texas, Higher Education Authority, Allen Academy Project, RB, Series B
    6.50%, 12/01/99                                                                    50,000         50,440
  Comanche County, Oklahoma, Home Finance Authority, RB, FNMA, FHA
    6.15%, 12/01/00                                                                   150,000        151,305
  Cuyahoga County, Ohio, Maple Care, RB, GNMA
    7.35%, 08/20/00                                                                   195,000        197,321
  Dartmouth, Massachusetts, Housing Development Corporation, Crossroads
    Apartments, RB, MBIA/ FHA
    6.00%, 01/01/01                                                                   180,000        180,234
  Denver, Colorado, City and County Multi-Family Housing, Buerger Brothers, RB,
    Series B, FHA
    6.75%, 05/01/01                                                                    80,000         81,752
  Erie County, New York, 4th Resolution, RB, AMBAC
    5.88%, 12/01/03                                                                   140,000        146,076
    5.38%, 12/01/99                                                                   100,000        100,416
  Fairfax County, Virginia, Redevelopment and Housing Authority, Mount Vernon,
    RB, Series B, GNMA
    7.88%, 09/20/99                                                                    30,000         30,393
  Florida State, Housing Finance Agency, RB, Series S-2
    6.65%, 06/01/01                                                                   145,000        146,885
  Fresno, California, Multi-Family Housing, Sunrise Fresno, RB, Series B (B)
    5.80%, 12/01/26                                                                   385,000        385,000
  Fresno, California, Multi-Family Housing Authority, Woodlands Apartments
    Project, RB, GNMA
    7.25%, 11/20/02                                                                   295,000        307,154
  Greater Kentucky Housing Assistance Corporation, RB, Series B, MBIA/FHA
    6.50%, 01/01/02                                                                   125,000        128,163
    6.50%, 07/01/00                                                                    50,000         50,100
  Greater Kentucky Housing Assistance Corporation, RB, Series D, MBIA/FHA
    6.50%, 01/01/01                                                                   105,000        105,158

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Short-Term
Fixed Income Fund, continued


------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  Illinois State Health Facilities Authority, RB, Series C, MBIA
    10.30%, 08/15/03                                                              $   430,000   $    435,835
  Indianapolis, Indiana, Economic Development Authority, Bethany Project, Series
    B, RB, GNMA
    6.00%, 04/20/00                                                                   125,000        126,100
  Indianapolis, Indiana, Economic Development Authority, Castle Dore, RB, Series
    B, FHA
    6.75%, 12/01/00                                                                    50,000         51,130
  Indianola, Mississippi, Housing Development Corporation, Eastover, RB, Series
    B, MBIA
    6.60%, 01/01/99                                                                    25,000         24,993
  Kansas City, Missouri, Industrial Development Authority, Hilltop Village
    Apartments, RB, Series B, FNMA
    6.70%, 10/01/02                                                                   140,000        144,536
  Kenton County, Kentucky, Industrial Development Authority, RB, Series B, FHA
    6.88%, 12/01/98                                                                    40,000         40,056
  King County, Washington, Low Income Housing Authority, Fred Lind Manor, RB,
    Series B, GNMA
    7.25%, 06/20/00                                                                    70,000         70,777
  Lake Mills, Iowa, Lake Mills Investors Ltd, Mercy Health Center, RB, Series
    1995
    7.15%, 11/01/98                                                                   235,000        235,009
  Maricopa County, Arizona, Industrial Development Authority, Arcadia Apartments
    Project, RB, Series B (B)
    6.08%, 09/01/03                                                                   200,000        200,000
  Minneapolis, Minnesota, Single Family Mortgage, Home Ownership Program, RB
    6.50%, 04/01/99                                                                   450,000        452,633
  Mississippi Home Residual Corporation, RB, Series B, FHA (A)
    0.00%, 12/01/08                                                                   265,000        132,898
  Moline, Illinois, Housing Authority, Highland Manor, RB, Series B, FHA
    7.20%, 03/01/00                                                                    85,000         85,374
  Moorhead, Mississippi, Housing Development Corporation, Section 8, RB, Series
    A, MBIA/FHA
    6.60%, 07/01/99                                                                    35,000         35,231


------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------

  New York State, United Cerebal Palsy and Handicapped Children Association, RB,
    Series B, FHA
    6.75%, 02/01/99                                                               $    20,000   $     20,002
  North Slope Boro, Alaska, Supplemental Interest Offering, GO, MBIA (A)
    0.00%, 06/30/99                                                                 1,237,584      1,196,335
  Oak Ridge, Tennessee, Industrial Development Board, The Gardens, Series B, RB,
    GNMA
    6.15%, 08/20/03                                                                   685,000        706,304
  Ohio Capital Housing Mortgage Corporation, Bella Vista, RB, FHA
    6.30%, 02/01/03                                                                   355,000        365,828
  Ohio Capital Housing Mortgage Corporation, Dayton, RB, Series I, FHA
    6.25%, 07/01/01                                                                   235,000        236,387
  Ohio Capital Housing Mortgage Corporation, Section 8 Project, RB,
    MBIA/FHA
    6.38%, 01/01/01                                                                   215,000        215,495
  Ohio Housing Financial Agency, Ravenwood Project, RB, FHA
    6.13%, 03/01/04                                                                   180,000        186,174
  Oshkosh, Wisconsin, GO
    5.90%, 12/01/99                                                                    45,000         45,339
  Palm Beach County, Florida, Housing Finance Authority, CMO REMIC 90-1, Class
    A-3, MBIA (A)
    0.00%, 02/20/13                                                                   891,216        891,305
  Pima County, Arizona, Industrial Development Authority, Western Winds, RB,
    Series B, HUD
    6.55%, 06/01/01                                                                   315,000        319,725
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Tax Allocation, AMBAC
    5.50%, 10/01/99                                                                   205,000        206,084
  Prince Georges County, Maryland, Housing Authority, Foxglenn Project, RB, GNMA
    6.25%, 11/20/04                                                                   300,000        309,090
  Rockford, Illinois, RB, Series B, MBIA
    7.45%, 01/01/03                                                                   365,000        374,307
  Shawnee, Kansas, Multi-Family Housing, Haverford West Apartments, RB, Series
    B, FNMA
    6.75%, 06/01/02                                                                    85,000         87,226

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
  Southwestern Illinois, Solid Waste Development Authority, Series B, RB
    6.90%, 02/01/03                                                               $   850,000   $    870,570
  Spokane, Washington, Elderly Housing Authority, Cheney Care Center, RB, Series
    B, GNMA
    6.13%, 02/20/04                                                                   125,000        129,524
  Syracuse, New York, Industrial Development Agency, Syracuse Economic
    Development, RB, Series B, Pre-Refunded @ 105 (C)
    10.63%, 06/01/00                                                                  300,000        340,260
  Tarrant County, Texas, Health Facilities Development Corporation, South
    Central Project, RB, MBIA, FHA
    6.75%, 01/01/37                                                                   375,000        386,437
  Tarrant County, Texas, Housing Financial Corporation, Series B, RB, FNMA
    6.55%, 09/01/02                                                                   245,000        250,365
  Texas State, Department of Housing and Community Affairs, RB, Series B
    7.25%, 07/01/99                                                                    95,000         95,161
    6.40%, 01/01/99                                                                    55,000         55,093
  Wilmington, Delaware, Multi-Family Rent, Prestwyck Apartments, RB, Series B,
    FHA
    6.63%, 11/01/03                                                                   215,000        220,374
                                                                                                ------------
Total Taxable Municipal Bonds
  (Cost $11,669,755)                                                                              11,842,455
                                                                                                ------------
REPURCHASE AGREEMENT -- 4.22%
  J.P. Morgan Securities 5.05%, dated 10/30/98, matures 11/02/98 repurchase value $853,269, (collateralized by Federal Home Loan Bank, par value
    $865,000, due 09/03/08, market value $873,562) (cost $852,910)                    852,910        852,910
                                                                                                ------------
Total Investments -- 98.29%
  (Cost $19,667,888)                                                                              19,856,359
OTHER ASSETS & LIABILITIES, NET -- 1.71%                                                             345,099
                                                                                                ------------
Net Assets -- 100%                                                                              $ 20,201,458
                                                                                                ------------
                                                                                                ------------



(A)    ZERO COUPON SECURITY.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998.
(C) PRE-REFUNDED SECURITY -- THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
CMO    COLLATERALIZED MORTGAGE OBLIGATION
GO     GENERAL OBLIGATION
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT


-------------------------------------------------------------------------------
DESCRIPTION                            FACE AMOUNT                        VALUE
-------------------------------------------------------------------------------

144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
THE SECURITIES AS DEFINED IN THE SCHEDULE OF INVESTMENTS.
AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FHA    FEDERAL HOUSING ADMINISTRATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING AND URBAN DEVELOPMENT
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE




High Yield
Bond Fund
CORPORATE BONDS -- 97.63%
CABLE -- 8.63%

  Classic Cable 144A
    9.875%, 08/01/08                                                               $ 2,000,000   $  2,015,000
  CSC Holdings
    7.625%, 07/15/18                                                                 4,000,000      3,690,000
  Globo Communicacoes 144A
    10.625%, 12/05/08                                                                1,000,000        541,250
  Globo Communicacoes, Reg S
    10.625%, 12/05/08                                                                1,500,000        811,874
  Poland Communications, Series B
    9.875%, 11/01/03                                                                 1,000,000        951,250
                                                                                                 ------------
                                                                                                    8,009,374
                                                                                                 ------------
COMMUNICATIONS -- 18.36%
  Global Crossing 144A
    9.625%, 05/15/08                                                                 3,000,000      2,932,500
  Grupo Iusacell Sa De Cv, Ser B
    10.000%, 07/15/04                                                                2,500,000      1,806,250
  Metronet Communications 144A (A)
    0.00%, 06/15/08                                                                  1,750,000        977,813
  Netia Holdings, Ser B (B)
    0.000%, 11/01/07                                                                 4,500,000      2,295,000
  Orange Plc
    8.000%, 08/01/08                                                                 4,500,000      4,421,250
  Qwest Communications International (A)
    0.00%, 10/15/07                                                                  3,000,000      2,268,750
  Qwest Communications International 144A
    7.50%, 11/01/08                                                                  1,000,000      1,015,000
  Teligent 144A (A)
    0.00%, 03/01/08                                                                  3,000,000      1,316,250
                                                                                                 ------------
                                                                                                   17,032,813
                                                                                                 ------------
CONGLOMERATE/OTHER -- 1.61%
  Allied Waste Industries (A)
    0.00%, 06/01/07                                                                  2,000,000      1,497,500
                                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 High Yield
Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
CONSUMER MANUFACTURING -- 0.96%
  Cluett American 144A
    10.125%, 05/15/08                                                              $ 1,000,000   $    887,500
                                                                                                 ------------
ENERGY -- 5.00%
  Forcenergy, Ser B
    8.500%, 02/15/07                                                                 1,000,000        698,750
  Lukinter Finance, Reg S
    3.500%, 05/06/02                                                                 1,500,000        527,678
  Ocean Energy 144A
    8.375%, 07/01/08                                                                 1,500,000      1,410,000
  Queen Sand Resources 144A
    12.500%, 07/01/08                                                                2,500,000      2,000,000
                                                                                                 ------------
                                                                                                    4,636,428
                                                                                                 ------------
FOOD & BEVERAGE -- 7.74%
  Fage Dairy Industries
    9.000%, 02/01/07                                                                 1,000,000        773,750
  Gruma SA De CV
    7.625%, 10/15/07                                                                 4,265,000      3,662,569
  Windy Hill Pet Food
    9.750%, 05/15/07                                                                 2,750,000      2,743,125
                                                                                                 ------------
                                                                                                    7,179,444
                                                                                                 ------------
GENERAL INDUSTRIAL -- 13.15%
  Alliance Laundry Systems 144A
    9.625%, 05/01/08                                                                 3,500,000      3,211,250
  Nortek 144A
    8.875%, 08/01/08                                                                 2,500,000      2,387,500
  MCII Holdings USA (A)
    0.000%, 11/15/02                                                                 1,000,000        913,750
  Polymer Group 144A
    8.750%, 03/01/08                                                                 2,000,000      1,875,000
  United Rentals 144A
    9.500%, 06/01/08                                                                 2,000,000      1,965,000
  United Rentals 144A
    8.800%, 08/15/08                                                                 2,000,000      1,847,500
                                                                                                 ------------
                                                                                                   12,200,000
                                                                                                 ------------
HEALTHCARE -- 2.09%
  Tenet Healthcare
    8.00%, 01/15/05                                                                  1,900,000      1,942,750
                                                                                                 ------------
                                                                                                    1,942,750
                                                                                                 ------------
MEDIA -- 10.96%
  Antenna TV
    9.000%, 08/01/07                                                                 3,400,000      2,919,750
  Fox Family Worldwide (A)
    0.00%, 11/01/07                                                                  4,000,000      2,395,000
  Fox/Liberty Networks
    8.875%, 08/15/07                                                                 1,000,000        970,000
  Fox/Liberty Networks (A)
    0.00%, 08/15/07                                                                  6,000,000      3,885,000
                                                                                                 ------------
                                                                                                   10,169,750
                                                                                                 ------------


-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

METALS & MINING -- 3.32%
  AEI Holding 144A
    10.000%, 11/15/07                                                              $ 2,500,000   $  2,318,750
  Grupo Minero Mexico, Ser B
    9.250%, 04/01/28                                                                 1,000,000        757,500
                                                                                                 ------------
                                                                                                    3,076,250
                                                                                                 ------------
PACKAGING -- 3.64%
  Grupo Industrial Durango
    12.625%, 08/01/03                                                                1,250,000        940,625
  Riverwood International
    10.875%, 04/01/08                                                                3,000,000      2,433,750
                                                                                                 ------------
                                                                                                    3,374,375
                                                                                                 ------------
RETAIL -- 2.88%
  HMV Media Group 144A
    10.25%, 05/15/08                                                                 3,000,000      2,670,000
                                                                                                 ------------
TRANSPORTATION -- 6.57%
  American Commercial Lines
    144A 10.25%, 06/30/08                                                            3,000,000      2,906,250
  Canadian Airlines
    12.25%, 08/01/06                                                                 4,000,000      3,190,000
                                                                                                 ------------
                                                                                                    6,096,250
                                                                                                 ------------
TECHNOLOGY -- 3.24%
  Psinet 144A
    11.50%, 11/01/08                                                                 2,000,000      2,055,000
  Verio
    10.375%, 04/01/05                                                                1,000,000        950,000
                                                                                                 ------------
                                                                                                    3,005,000
                                                                                                 ------------
UTILITIES -- 9.48%
  Calenergy Company
    8.48%, 09/15/28                                                                  7,000,000      7,271,250
  Cemig
    9.125%, 11/18/04                                                                 1,000,000        775,000
  Comp Paranaense De Energia, Reg S
    9.75%, 05/02/05                                                                  1,000,000        745,000
                                                                                                 ------------
                                                                                                    8,791,250
                                                                                                 ------------
Total Corporate Bonds (Cost $98,322,091)                                                           90,568,684
                                                                                                 ------------
Total Investments -- 97.63%
  (Cost $98,322,091)                                                                               90,568,684
                                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- 2.37%                                                            2,200,345
                                                                                                 ------------
Net Assets -- 100%                                                                               $ 92,769,029
                                                                                                 ------------
                                                                                                 ------------



(A) STEP UP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 1998. THE INITIAL COUPON ON A STEP UP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF 1933.
     THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Smaller Companies
Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
CAPITAL GOODS -- 0.3%
  Brunswick Technologies*                                                              2,000   $    14,750
                                                                                               -----------
                                                                                                    14,750
                                                                                               -----------
CONSUMER -- 23.0%
  Bally Total Fitness Holding*                                                         5,300       100,037
  Cost Plus, Inc.*                                                                     3,600       108,000
  Damark International*                                                                9,500        55,812
  Factory Card Outlet*                                                                 4,000        17,000
  Furniture Brands International, Inc.*                                                4,700       101,050
  Garden Ridge*                                                                       15,735       127,847
  Insight Enterprises, Inc.*                                                           3,800       110,200
  Just For Feet, Inc.*                                                                 6,500       110,094
  Marketing Services Group Inc.*                                                       7,300        19,619
  Micro Warehouse*                                                                     4,400        95,975
  Mohawk Industries*                                                                   3,900       117,731
  Papa John's International, Inc.*                                                     2,200        83,531
  Petsmart*                                                                           18,000       129,375
  Tractor Supply Company*                                                              2,800        69,300
  WestPoint Stevens*                                                                   2,600        73,938
                                                                                               -----------
                                                                                                 1,319,509
                                                                                               -----------
CREDIT SENSITIVE -- 15.2%
  Astoria Financial Corporation                                                          575        24,725
  Bank United Corp.                                                                    1,500        59,766
  Dime Bancorp                                                                         6,400       152,400
  Dime Community Bancshares                                                            2,800        67,025
  D.R. Horton, Inc.                                                                    5,800        92,075
  Golden State Bancorp, Inc.                                                           5,700       109,369
  Golden State Bancorp-Litig Wt                                                        2,300        11,212
  Independence Community Bank Corp.                                                    4,700        64,331
  Lennar                                                                               5,300       107,325
  LG&E Energy Corp.                                                                      900        23,738
  LNR Property Corporation                                                             5,800       102,950
  Rochester Gas & Electric                                                             2,000        58,250
                                                                                               -----------
                                                                                                   873,166
                                                                                               -----------
ENERGY -- 6.4%
  BJ Services*                                                                         2,800        57,225
  Devon Energy                                                                         4,000       135,500
  Marine Drilling Companies, Inc.*                                                     6,100        68,244
  Range Resources Corporation                                                          6,100        34,694
  Seagull Energy*                                                                      5,800        69,237
                                                                                               -----------
                                                                                                   364,900
                                                                                               -----------
HEALTH CARE -- 17.1%
  Acuson Corporation*                                                                  5,000        75,313
  Alpharma Inc - Cl A                                                                  2,200        60,913
  Bindley Western Industries, Inc.                                                     2,400        87,000
  Biochem Pharma Inc.*                                                                 4,900       106,269
  Cohesion Technologies, Inc.*                                                         6,200        20,537
  Collagen                                                                             2,400        23,400
  CV Therapeutics, Inc.*                                                               3,500        23,188


----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Henry Schein*                                                                        1,200   $    46,425
  Integrated Health Services                                                           8,100       131,119
  Lincare Holdings*                                                                    1,000        39,937
  Nanogen, Inc.*                                                                       5,100        25,500
  Owens & Minor                                                                        3,800        60,325
  PathoGenesis Corporation*                                                              800        32,000
  Pediatrix Medical Group, Inc.*                                                       1,900        88,587
  ResMed Inc.*                                                                           600        30,600
  Sepracor Inc.*                                                                       1,700       116,662
  Sonosight*                                                                           1,900        13,062
                                                                                               -----------
                                                                                                   980,837
                                                                                               -----------
PROCESS INDUSTRIES -- 4.3%
  Bowater                                                                              1,300        53,056
  Carbo Ceramics                                                                         700        19,162
  CompX International*                                                                 2,200        42,350
  PH Glatfelter                                                                        5,800        71,413
  Rayonier                                                                             1,100        43,106
  Republic Group Incorporated                                                          1,000        14,813
                                                                                               -----------
                                                                                                   243,900
                                                                                               -----------
SERVICE COMPANIES -- 7.4%
  American Tower Corporation                                                           4,045        88,484
  Building One Services Corporation*                                                   5,400        66,825
  COMSAT Corporation                                                                   5,000       197,188
  Daisytek International Corporation*                                                  1,100        16,569
  Kroll-O'Gara Company*                                                                2,200        54,175
                                                                                               -----------
                                                                                                   423,241
                                                                                               -----------
TECHNOLOGY -- 19.5%
  ATMI, Inc.*                                                                          2,000        27,500
  Avant*                                                                               2,100        35,831
  Cognex*                                                                              2,200        34,100
  Concord Communications, Inc.*                                                        2,400        89,100
  Dycom Industries*                                                                    4,400       154,275
  Hyperion Solutions Corporation*                                                      2,340        70,200
  Intest Corp*                                                                         2,100         9,975
  Lycos, Inc.*                                                                         1,800        73,125
  Maxtor Corporation*                                                                  6,300        66,938
  Mercury Interactive*                                                                 4,300       178,450
  Pinnacle Systems*                                                                    2,000        68,000
  Preview Travel*                                                                        800        10,850
  Rational Software Corporation*                                                       7,700       172,287
  Tech Data Corporation*                                                               2,000        78,750
  Xylan*                                                                               3,100        49,600
                                                                                               -----------
                                                                                                 1,118,981
                                                                                               -----------
TRANSPORTATION SERVICES -- 6.0%
  ASA Holdings, Inc.                                                                   2,150        77,131
  Dynamex*                                                                            17,900       124,182
  Hvide Marine Incorporated*                                                           7,100        53,694
  US Freightways                                                                       3,600        90,225
                                                                                               -----------
                                                                                                   345,232
                                                                                               -----------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

 Smaller Companies
Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
Total Common Stocks
  (Cost $5,820,555)                                                                            $ 5,684,516
                                                                                               -----------
Total Investments -- 99.2%
  (Cost $5,820,555)                                                                              5,684,516
                                                                                               -----------
OTHER ASSETS AND LIABILITIES -- 0.8%                                                                46,488
                                                                                               -----------
Net Assets -- 100%                                                                             $ 5,731,004
                                                                                               -----------
                                                                                               -----------


* NON-INCOME PRODUCING SECURITY.

Microcap Fund


COMMON STOCKS -- 90.2%
CAPITAL GOODS -- 2.9%
  Brunswick Technologies*                                                          17,300   $    127,587
  Optek Technology*                                                                18,500        321,438
                                                                                            ------------
                                                                                                 449,025
                                                                                            ------------
CONSUMER -- 22.0%
  Bombay Company Inc*                                                              77,300        386,500
  Damark International*                                                            36,200        212,675
  Factory Card Outlet Corp*                                                        40,400        171,700
  Garden Ridge*                                                                    37,700        306,313
  Marketing Services Group*                                                        88,600        238,112
  PJ America Inc*                                                                  23,300        413,575
  Rainbow Rentals, Inc.*                                                           42,200        419,362
  ResortQuest Intl, Inc*                                                           24,700        217,669
  Rocky Shoes*                                                                     33,700        227,475
  Tractor Supply Company*                                                          20,000        495,000
  Vans                                                                             35,600        293,700
                                                                                            ------------
                                                                                               3,382,081
                                                                                            ------------
CREDIT SENSITIVE -- 12.9%
  Bankunited Financial, Class A                                                    30,000        271,875
  Credit Management Solutions*                                                     24,800        161,200
  Crusader Holdings*                                                                8,505        103,123
  Dime Community Bancshares                                                         8,700        208,256
  Engle Homes                                                                      13,700        176,387
  Fidelity National                                                                 2,000         21,000
  Intercept Group, Inc.*                                                           16,000        112,000
  International Comfort Products                                                   31,800        288,188
  Pennfed Financial Services                                                        4,200         58,013
  R & G Financial, Class B                                                          3,880         66,930
  Realty Information Group, Inc.*                                                   9,300         77,887
  Republic Security Financial                                                      48,500        436,500
                                                                                            ------------
                                                                                               1,981,359
                                                                                            ------------
ENERGY -- 4.5%
  Basin Exploration*                                                               15,700        251,200
  Magnum Hunter Resources*                                                         41,700        161,588
  Mallon Resources*                                                                33,800        278,850
                                                                                            ------------
                                                                                                 691,638
                                                                                            ------------


--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------

HEALTH CARE -- 14.1%
  Acuson Corp*                                                                      9,800   $    147,612
  Alpharma Inc -- Cl A                                                              5,700        157,819
  Cohesion Technologies, Inc*                                                      15,000         49,687
  Collagen                                                                          6,200         60,450
  CV Therapeutics*                                                                  9,200         60,950
  Dendrite International Inc*                                                       8,600        177,375
  Infocure Corp*                                                                   13,000        208,000
  Monarch Dental*                                                                  25,350        304,200
  Nanogen*                                                                         18,800         94,000
  Owens & Minor, Inc.                                                              10,000        158,750
  ResMed Inc*                                                                      10,700        545,700
  Synor International Corp*                                                         7,200        131,400
  SonoSight Inc*                                                                   11,700         80,438
                                                                                            ------------
                                                                                               2,176,381
                                                                                            ------------
PROCESS INDUSTRIES -- 1.8%
  Compx International*                                                             14,900        286,825
                                                                                            ------------
                                                                                                 286,825
                                                                                            ------------
SERVICE COMPANIES -- 8.7%
  Correctional Services Corp*                                                      24,500        289,406
  Globecomm Systems*                                                               30,200        132,125
  Hagler Bailly, Inc.*                                                             16,400        385,400
  Lodgenet Entertainment*                                                           2,800         14,700
  Powerhouse Technologies*                                                         15,400        150,800
  Saga Communications, Class A*                                                     3,406         61,308
  Tyler Corporation                                                                34,600        263,825
  Vicon*                                                                            5,400         44,213
                                                                                            ------------
                                                                                               1,341,777
                                                                                            ------------
TECHNOLOGY -- 17.9%
  American Bank Note Holographics, Inc.*                                           19,600        184,975
  Ansoft*                                                                          24,800        141,050
  ATMI, Inc.*                                                                      11,000        151,250
  E. Spire Communications*                                                         11,300        135,600
  Intest*                                                                           7,300         34,675
  OnHealth Network Company*                                                        13,200         40,013
  Pinnacle Systems*                                                                 3,500        119,000
  Pegasus Systems*                                                                 16,300        283,212
  Polycom, Inc.*                                                                   20,300        265,169
  Preview Travel*                                                                   2,400         32,550
  Seque Software, Inc.*                                                            19,300        367,906
  Terayon Commnunications Systems, Inc.*                                           31,500        378,000
  Tier Technologies*                                                               18,500        240,500
  TranSwitch Corporation*                                                          15,400        375,375
                                                                                            ------------
                                                                                               2,749,275
                                                                                            ------------
TRANSPORTATION -- 5.4%
  Dynamex*                                                                         35,300        244,894
  Hvide Marine Incorporated*                                                       18,400        139,150
  Providence & Worcester                                                           30,000        333,750



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
  Smithway Motor Express, Class A*                                                 11,500   $    110,687
                                                                                            ------------
                                                                                                 828,481
                                                                                            ------------
Total Common Stocks
  (Cost $16,633,872)                                                                          13,886,842
                                                                                            ------------
Total Investments -- 90.2%
  (Cost $16,633,872)                                                                          13,886,842
                                                                                            ------------
OTHER ASSETS AND LIABILITIES -- 9.8%                                                           1,512,490
                                                                                            ------------
Net Assets -- 100%                                                                          $ 15,399,332
                                                                                            ------------
                                                                                            ------------


* NON-INCOME PRODUCING SECURITY.

International
Equity Fund


FOREIGN COMMON STOCKS -- 99.9%
AUSTRALIA -- 0.0%
  Cable & Wireless Optus Rights*(1)                                                   4,320      $     1,837
                                                                                                 -----------
FINLAND -- 3.5%
  Nokia, Series A                                                                     2,103          191,626
                                                                                                 -----------
FRANCE -- 6.8%
  AXA                                                                                 1,530          172,922
  STMicroelectronics*                                                                 3,161          193,420
                                                                                                 -----------
                                                                                                     366,342
                                                                                                 -----------
GERMANY -- 9.9%
  Adidas                                                                                100           11,713
  Bayerische Motoren Werke AG                                                           246          173,327
  Bayerische Motoren Werke -
    New *                                                                                11            7,505
  Bayerische Vereinsbank                                                              2,030          161,169
  Hoechst AG                                                                          4,385          183,205
                                                                                                 -----------
                                                                                                     536,919
                                                                                                 -----------
ITALY -- 3.2%
  Telecom Italia SPA                                                                 34,218          172,496
                                                                                                 -----------
JAPAN -- 14.6%
  KAO Corp                                                                            8,000          161,991
  Nippon Telegraph & Telephone                                                           19          148,674
  Secom                                                                               2,000          148,434
  Sony                                                                                2,400          152,381
  Tokyo Electric Power Co                                                             7,000          177,177
                                                                                                 -----------
                                                                                                     788,657
                                                                                                 -----------
MALAYSIA -- 0.0%
  Malayan Banking (1)                                                                 3,000            2,541
                                                                                                 -----------
NETHERLANDS -- 9.4%
  Getronics                                                                           4,225          175,286


------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------

  Gucci Group NV                                                                      4,922      $   180,489
  Philips Electronics                                                                 2,874          152,930
                                                                                                 -----------
                                                                                                     508,705
                                                                                                 -----------
SPAIN -- 3.3%
  Telefonica de Espana                                                                3,958          178,772
                                                                                                 -----------
SWEDEN -- 7.7%
  Ericsson LM, Series B                                                               7,831          176,579
  Securitas, Series B                                                                 6,208           76,354
  Skandia Forsakrings AB                                                             12,907          164,535
                                                                                                 -----------
                                                                                                     417,468
                                                                                                 -----------
SWITZERLAND -- 10.2%
  Compagnie Financiere Richemont                                                        141          187,237
  Novartis, Registered                                                                  106          190,808
  UBS AG, Registered                                                                    640          175,404
                                                                                                 -----------
                                                                                                     553,449
                                                                                                 -----------
UNITED KINGDOM -- 31.3%
  Barclays Bank                                                                       8,306          177,429
  BG Plc                                                                                700            4,588
  Colt Telecom Group Plc *                                                           16,033          206,674
  Flextech Plc                                                                       19,295          180,890
  Logica Plc                                                                          5,994          202,447
  National Power                                                                      3,315           28,747
  Rolls Royce                                                                        42,982          158,663
  Securicor Plc                                                                      24,636          181,470
  Standard Chartered Bank                                                            16,947          182,283
  Vodafone Group                                                                     13,971          186,877
  Zeneca                                                                              4,798          184,262
                                                                                                 -----------
                                                                                                   1,694,330
                                                                                                 -----------
Total Foreign Common Stocks
   (Cost $5,071,021)                                                                               5,413,142
                                                                                                 -----------
FOREIGN PREFERRED STOCK -- 0.2%
GERMANY -- 0.2%
  SAP                                                                                    20            9,745
                                                                                                 -----------
Total Foreign Preferred Stock
   (Cost $3,266)                                                                                       9,745
                                                                                                 -----------
Total Investments -- 100.1%
   (Cost $5,074,287)                                                                               5,422,887
                                                                                                 -----------
OTHER ASSETS AND LIABILITIES -- (0.1%)                                                                (4,022)
                                                                                                 -----------
Net Assets -- 100%                                                                               $ 5,418,865
                                                                                                 -----------
                                                                                                 -----------


* NON-INCOME PRODUCING SECURITY.

(1)SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

European
Equity Growth Fund

---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES       VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 98.5%
AUSTRIA -- 0.8%
  Bank Austria                                                                       6,500   $    353,638
                                                                                             ------------
DENMARK -- 1.8%
  Danisco                                                                            7,939        438,732
  Novo Nordisk, Series B                                                             3,250        379,337
                                                                                             ------------
                                                                                                  818,069
                                                                                             ------------
FINLAND -- 2.8%
  Nokia, Series A                                                                    9,000        820,081
  Orion-Yhtymae, Series B                                                            6,000        144,125
  Pohjola                                                                            7,500        305,223
                                                                                             ------------
                                                                                                1,269,429
                                                                                             ------------
FRANCE -- 15.4%
  Accor                                                                              1,400        294,034
  Alcatel Alsthom                                                                    3,700        412,184
  AXA                                                                                6,510        735,765
  Banque Nationale de Paris, Series A                                                7,597        481,127
  Carrefour                                                                            330        219,030
  Casino Guichard Perrachon                                                          7,500        746,423
  Elf Aquitaine                                                                      3,000        347,161
  Imetal                                                                             3,500        375,416
  Lagardere Group                                                                   15,000        603,617
  Rhodia*                                                                           10,500        174,795
  S.G.E.                                                                             7,500        360,389
  Sanofi                                                                             5,000        782,867
  St. Gobain                                                                         2,855        422,354
  Total, Series B                                                                    4,000        461,442
  TV Francaise                                                                       3,500        578,242
                                                                                             ------------
                                                                                                6,994,846
                                                                                             ------------
GERMANY -- 9.5%
  Allianz                                                                            1,500        514,400
  Bayerische Motoren Werke                                                             500        351,666
  Bayerische Vereinsbank                                                             9,500        754,241
  Dresdner Bank                                                                      5,290        206,004
  Hoechst AG                                                                        12,350        515,981
  Mannesmann                                                                         7,800        767,615
  VEBA                                                                               9,300        519,381
  Volkswagen                                                                         9,270        696,803
                                                                                             ------------
                                                                                                4,326,091
                                                                                             ------------
ITALY -- 5.7%
  Banca di Roma                                                                    160,000        279,274
  ENI SPA                                                                           75,000        446,282
  Telecom Italia                                                                    85,000        614,726
  Telecom Italia Mobile                                                             74,200        430,880
  Unicredito Italiano SPA                                                          155,000        832,450
                                                                                             ------------
                                                                                                2,603,612
                                                                                             ------------
NETHERLANDS -- 10.3%
  Aegon                                                                              9,070        787,063
  Akzo Nobel                                                                        12,000        466,377
  Getronics                                                                         11,000        456,366
  ING Groep                                                                         10,363        501,503
  Koninklijke Ahold NV                                                              26,588        883,887
  Koninklijke KPN NV                                                                17,203        668,590


---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES       VALUE
---------------------------------------------------------------------------------------------------------

  Philips Electronics                                                                5,930   $    315,544
  Royal Dutch Petroleum                                                             12,000        579,438
  TNT Post Group NV                                                                    203          5,434
                                                                                             ------------
                                                                                                4,664,202
                                                                                             ------------
SPAIN -- 5.3%
  Banco Bilbao Vizcaya*                                                             37,000        499,253
  Banco Popular                                                                      6,100        376,890
  Empresa Nacional de Electricidad                                                  22,000        554,647
  Telefonica de Espana                                                              22,000        993,677
                                                                                             ------------
                                                                                                2,424,467
                                                                                             ------------
SWEDEN -- 7.4%
  Assa Abloy, Series B                                                              15,900        633,530
  Astra AB, Series A                                                                29,000        470,000
  Astra AB, Series B                                                                13,333        209,254
  Ericsson LM, Series B                                                             13,000        293,134
  Granges                                                                           32,000        418,177
  Securitas, Series B                                                               35,200        432,936
  Skandia Forsakrings AB                                                            34,000        433,422
  Volvo, Series B                                                                   21,000        453,345
                                                                                             ------------
                                                                                                3,343,798
                                                                                             ------------
SWITZERLAND -- 9.4%
  Adecco                                                                               600        239,026
  Compagnie Financiere Richemont                                                       350        464,773
  Credit Suisse Group                                                                1,550        238,132
  Nestle, Registered                                                                   350        743,637
  Novartis, Registered                                                                 480        864,036
  Roche Holding                                                                         80        932,497
  UBS, Registered                                                                    2,800        767,392
                                                                                             ------------
                                                                                                4,249,493
                                                                                             ------------
UNITED KINGDOM -- 30.1%
  Abbey National                                                                    23,000        447,420
  Allied Zurich Plc*                                                                13,425        155,076
  Associated British Foods                                                          28,000        262,499
  Barclays Bank                                                                     20,000        427,230
  Bass                                                                              17,160        209,568
  BBA Group                                                                         32,318        199,913
  BG Plc                                                                            62,544        409,920
  BICC                                                                              23,090         19,327
  Blue Circle Industries                                                            51,000        278,336
  British Aerospace                                                                 41,048        307,316
  British Energy Plc                                                                24,000        234,642
  British Petroleum                                                                 60,930        912,416
  British Telecommunications                                                        73,900        955,087
  Cable & Wireless                                                                  17,000        190,680
  Centrica*                                                                         58,241        114,076
  Colt Telecom Group Plc*                                                           10,480        135,093
  Diageo Plc                                                                        19,736        213,108
  Emap Publishing Plc                                                               12,000        204,307
  General Electric                                                                  52,000        418,848
  Glaxo Wellcome Plc                                                                36,500      1,134,102
  Granada Group                                                                     21,500        317,582
  Great Universal Stores                                                            21,000        225,702
  Hammerson                                                                         43,000        261,670
  HSBC Holdings                                                                     10,824        253,686
  Kingfisher                                                                        26,000        229,733
  Lasmo                                                                             89,000        253,291

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES       VALUE
---------------------------------------------------------------------------------------------------------
  Lloyds TBS Group                                                                  17,000   $    209,890
  Logica Plc                                                                           643         21,717
  Morrison Supermarkets                                                             12,243         55,032
  National Power                                                                    18,064        156,648
  Prudential                                                                        20,000        260,155
  Railtrack Group Plc                                                               10,122        272,513
  Reed International Plc                                                            20,000        169,252
  Rolls Royce                                                                       56,500        208,564
  Royal & Sun Alliance Insurance Group                                              44,605        408,463
  Securicor Plc                                                                     37,845        278,768
  Sedgwick Group                                                                    46,520        174,839
  Smithkline Beecham Plc                                                            54,700        679,474
  Smiths Industries                                                                 12,510        167,544
  Standard Chartered Bank                                                           28,000        301,171
  Tate & Lyle                                                                       28,000        164,062
  Thomson Travel Group Plc                                                          52,000        124,486
  Tomkins Plc                                                                       63,000        291,620
  Unilever                                                                          28,000        281,249
  United News & Media                                                               21,000        232,382
  Vodafone Group                                                                    32,000        428,034
                                                                                             ------------
                                                                                               13,656,491
                                                                                             ------------
Total Foreign Common Stocks
  (Cost $37,673,128)                                                                           44,704,136
                                                                                             ------------
Total Investments -- 98.5%
  (Cost $37,673,128)                                                                           44,704,136
                                                                                             ------------
OTHER ASSETS AND LIABILITIES, NET -- 1.5%                                                         682,736
                                                                                             ------------
Net Assets -- 100%                                                                           $ 45,386,872
                                                                                             ------------
                                                                                             ------------


* NON-INCOME PRODUCING SECURITY.

International Small
Cap Equity Fund

FOREIGN COMMON STOCKS -- 91.9%
AUSTRIA -- 0.8%
  RHI AG                                                                              6,100   $    191,064
                                                                                              ------------

DENMARK -- 0.9%
  Topdanmark                                                                            675        121,126
  William Demant                                                                      1,777        100,178
                                                                                              ------------
                                                                                                   221,304
                                                                                              ------------
FINLAND -- 1.1%
  Talentum Oy B Shares                                                               11,793        182,608
  Tamro Yhtymae                                                                      18,000         96,480
                                                                                              ------------
                                                                                                   279,088
                                                                                              ------------
FRANCE -- 8.2%
  Altran Technologies SA                                                              2,100        410,816
  Deveaux SA                                                                          1,208        177,183
  Eurotunnel SA                                                                      99,000        113,138
  Genset ADR*                                                                        10,500        308,438
  Hachette Filipacchi Medias                                                          1,000        191,667
  Imetal                                                                                711         76,263


----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Manutan                                                                             1,173   $     90,564
  Montupet                                                                            8,000        355,332
  Sidel Bearer                                                                        3,800        280,392
                                                                                              ------------
                                                                                                 2,003,793
                                                                                              ------------
GERMANY -- 4.9%
  Berliner Kraft Und Licht                                                            8,173        486,048
  Cewe Color Holding                                                                    995        166,704
  GEA                                                                                 5,579        153,260
  Qiagen*                                                                             3,200        194,400
  SGL Carbon                                                                          2,610        206,430
                                                                                              ------------
                                                                                                 1,206,842
                                                                                              ------------
INDONESIA -- 0.0%
  Bank Panin Warrants                                                                    46              0
                                                                                              ------------
IRELAND -- 0.5%
  CBT Group Public ADR*                                                              11,100        132,506
                                                                                              ------------
ITALY -- 5.6%
  Autogrill SPA                                                                      28,400        216,310
  Banca Popolare di Bergamo                                                           8,458        172,924
  Banca Popolare di Brescia                                                          11,500        270,913
  Beghelli SPA *                                                                     78,500        187,802
  Ciga                                                                              148,400        112,305
  Gruppo Editoriale L'espresso                                                       11,100         98,905
  Poligrafici Editoriale                                                             46,196         98,113
  Seat Pagine Gialle                                                                330,000        206,434
                                                                                              ------------
                                                                                                 1,363,706
                                                                                              ------------
JAPAN -- 19.8%
  Aucnet, Inc.                                                                        3,100         61,175
  Bellsystem 24, Inc.                                                                 1,000        192,192
  C. Uyemura & Co.                                                                    8,000        192,879
  Chubu Sekiwa Real Estate                                                           22,700        118,613
  Circle K Japan Co.                                                                  3,000        118,147
  Disco Corp.                                                                         6,000        169,884
  Fuji Machine Mfg. Co., Ltd.                                                         5,000        147,147
  Fuji Seal, Inc.                                                                     3,000        138,996
  Fujimi Inc.                                                                         6,000        200,772
  Hitachi Maxell Ltd.                                                                10,000        142,428
  Ibiden Co, Ltd.                                                                    16,000        242,986
  Itoen, Ltd.                                                                         5,000        208,065
  Kaneshita Construction                                                             11,000         57,100
  Kuroda Electric Co. Ltd.                                                            6,000         83,398
  Meitec Corp.                                                                        4,200         81,081
  Misumi Corp.                                                                        9,700        156,465
  Mitsui High -- Tec, Inc.                                                            4,000         91,463
  Nichiha Corp.                                                                      13,000         91,463
  Nichii Gakkan Co.                                                                   5,000        178,035
  Nitto Boseki Co., Ltd.                                                             60,000        138,996
  OSG Corp.                                                                          30,000        141,570
  Otsuka Kagu                                                                         3,000        164,736
  Sanyo Chemical Ind., Ltd.                                                          18,000        152,124
  Shima Seiki Mfg., Ltd.                                                              4,700        147,190
  Shimamura Co., Ltd.                                                                 4,100        162,523
  Shinko Electric Ind. Co. Ltd.                                                       4,800        168,855
  Sumitomo Bakelite Co., Ltd.                                                        17,000        113,771
  Tokyo Ohka Kogyo Co. Ltd                                                           11,000        275,118
  Tokyo Seimitsu Co., Ltd.                                                            7,000        219,219


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 International Small
Cap Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Tomoegawa Paper Co. Ltd.                                                           70,000   $    135,135
  Union Tool Co.                                                                        900         33,127
  Yamato Kogyo Co., Ltd.                                                             27,000        122,780
  Yasunaga Corp.                                                                      8,000         32,947
  Yonekyu Corp.                                                                       9,500        146,881
                                                                                              ------------
                                                                                                 4,827,261
                                                                                              ------------
NETHERLANDS -- 6.5%
  Fugro NV                                                                           16,700        452,362
  Hunter Douglas NV                                                                   6,300        225,962
  IHC Caland                                                                          4,300        194,511
  Laurus NV                                                                           7,750        194,993
  Randstad Holding NV                                                                 3,600        192,718
  Wolters Kluwer                                                                      1,706        330,603
                                                                                              ------------
                                                                                                 1,591,149
                                                                                              ------------
NORWAY -- 1.7%
  Ekornes                                                                            24,000        220,017
  Tomra Systems                                                                       7,107        199,801
                                                                                              ------------
                                                                                                   419,818
                                                                                              ------------
PORTUGAL -- 0.8%
  Brisa -- Auto Estradas                                                              3,800        184,132
                                                                                              ------------
SPAIN -- 3.3%
  Aldeasa SA                                                                          2,800         95,448
  Baron de Ley*                                                                      10,500        350,844
  Superdiplo SA*                                                                     13,800        357,225
                                                                                              ------------
                                                                                                   803,517
                                                                                              ------------
SWEDEN -- 4.4%
  Assa Abloy, Series B                                                                9,600        382,509
  Europolitan Holdings                                                                4,600        397,806
  Securitas AB                                                                       16,488        202,791
  Semcon AB                                                                          10,000         86,480
                                                                                              ------------
                                                                                                 1,069,586
                                                                                              ------------
SWITZERLAND -- 9.8%
  Attisholz Holding                                                                     128         90,653
  Bachem AG Registered                                                                  280        373,884
  Bank Sarasin & Cie                                                                    140        221,025
  Ciba Specialty Chemicals, Registered                                                2,350        240,981
  Compagnie Financiere Richemont                                                        235        312,062
  Holderbank Financiere Glarus                                                          300        333,973
  Kudelski*                                                                              24        265,585
  SAirgroup                                                                             610        153,906
  Valora Holding                                                                      1,500        403,357
                                                                                              ------------
                                                                                                 2,395,426
                                                                                              ------------
UNITED KINGDOM -- 23.6%
  Aegis Group Plc                                                                   112,689        174,504
  Barratt Developments                                                               41,021        158,635
  BBA Group                                                                          10,188         63,021
  Bunzl                                                                              61,043        282,050
  Burmah Castrol Plc                                                                  6,806        103,685
  Capita Group                                                                       13,631        137,146
  Capital Shopping Centers                                                           11,521         65,963
  Cattles Plc                                                                         8,970         91,001


----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Close Brothers Group Plc                                                            9,322   $     88,486
  Daily Mail & General Trust, Series A                                                7,138        262,535
  Debenhams Plc                                                                      25,732        164,989
  EMAP Publishing Plc                                                                11,157        189,955
  Forth Ports                                                                        20,912        177,319
  Glynwed International                                                              24,925         73,857
  Hanson Plc                                                                         21,337        150,204
  Inchcape                                                                           57,135         99,476
  Laird Group                                                                        31,968         78,403
  Lasmo                                                                              66,360        188,859
  London Clubs Int'l                                                                 45,324        102,434
  Lonrho Plc                                                                         26,885        146,277
  Next                                                                               11,874        100,385
  Northern Rock Plc                                                                  14,561        127,977
  PIC Int'l Group Plc                                                                22,930         30,134
  Pillar Property Plc                                                                73,112        282,737
  RMC Group                                                                          14,198        206,789
  Sage Group (The)                                                                   11,975        257,107
  Scapa Group Plc                                                                    49,745         91,606
  Scottish Hydro -- Electric Plc                                                     16,814        172,690
  Securicor Plc                                                                      45,282        333,549
  SIG Plc                                                                            91,555        222,245
  Smith & Nephew Plc                                                                 45,095        122,677
  Stagecoach Holdings Plc                                                            96,780        375,885
  Telewest Communications Plc                                                        70,666        165,623
  TI Group Plc                                                                       18,784        111,948
  United Assurance Group Plc                                                         19,520        190,024
  Vitec Group Plc                                                                    19,786        162,968
                                                                                              ------------
                                                                                                 5,753,143
                                                                                              ------------
Total Foreign Common Stocks
  (Cost $23,042,257)                                                                            22,442,335
                                                                                              ------------
FOREIGN PREFERRED STOCKS -- 4.8%
GERMANY
  Boss (Hugo)                                                                           210        316,972
  Henkel KGAA                                                                         3,127        267,144
  Marschollek Lauten                                                                    730        372,426
  Rhoen Klinikum                                                                      1,990        204,250
                                                                                              ------------
Total Foreign Preferred Stocks
  (Cost $851,009)                                                                                1,160,792
                                                                                              ------------



                                                                                     FACE
                                                                                   AMOUNT(1)
                                                                                  -----------
FOREIGN CONVERTIBLE BOND -- 0.4% Sanwa Shutter Corp.
    0.900%, 03/31/06
    (Cost $94,062)                                                                 14,000,000        102,102
                                                                                                ------------
Total Investments -- 97.1%
  (Cost $23,987,328)                                                                              23,705,229
                                                                                                ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.9%                                                            705,115
                                                                                                ------------
Net Assets -- 100.0%                                                                            $ 24,410,344
                                                                                                ------------
                                                                                                ------------




*NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

European Small
Cap Equity Fund

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.8%
AUSTRIA -- 1.0%
  RHI AG                                                                                970     $    30,383
                                                                                                -----------
DENMARK -- 1.1%
  Topdanmark*                                                                            90          16,151
  William Demant Holdings                                                               280          15,785
                                                                                                -----------
                                                                                                     31,936
                                                                                                -----------
FINLAND -- 0.5%
  Tamro Yhtymae                                                                       2,700          14,472
                                                                                                -----------
FRANCE -- 10.8%
  Altran Technologies                                                                   300          58,688
  Deveaux                                                                               200          29,335
  Eurotunnel Units                                                                   15,500          17,713
  Hachette Filipacchi Medias                                                            140          26,833
  Genset ADR*                                                                         1,640          48,175
  Imetal                                                                                240          25,743
  Manutan                                                                               140          10,809
  Montupet SA                                                                         1,250          55,521
  Sidel Bearer                                                                          600          44,272
                                                                                                -----------
                                                                                                    317,089
                                                                                                -----------
GERMANY -- 6.7%
  Berliner Kraft Und Licht                                                            1,350          80,284
  Cewe Color Holding                                                                    150          25,131
  GEA                                                                                   800          21,977
  Qiagen*                                                                               500          30,375
  SGL Carbon                                                                            450          35,591
                                                                                                -----------
                                                                                                    193,358
                                                                                                -----------
IRELAND -- 1.7%
  Anglo Irish                                                                        12,500          30,343
  CBT Group ADR Plc*                                                                  1,700          20,294
                                                                                                -----------
                                                                                                     50,637
                                                                                                -----------
ITALY -- 7.5%
  Autogrill SPA                                                                       4,000          30,466
  Banca Popolare di Bergamo                                                           1,300          26,579
  Banca Popolare di Brescia                                                           1,847          43,511
  Beghelli SPA*                                                                      12,800          30,622
  Ciga                                                                               30,000          22,703
  Gruppo Editoriale L'espresso                                                        2,200          19,603
  Poligrafici Editoriale SPA                                                          7,200          15,292
  Seat Pagine Gialle SPA*                                                            51,000          31,903
                                                                                                -----------
                                                                                                    220,679
                                                                                                -----------
NETHERLANDS -- 8.4%
  Fugro                                                                               2,750          74,491
  Hunter Douglas                                                                      1,000          35,867
  IHC Caland                                                                            660          29,855
  Randstad Holding                                                                      600          32,120
  Wolters Kluwer                                                                        380          73,640
                                                                                                -----------
                                                                                                    245,973
                                                                                                -----------
NORWAY -- 1.9%
  Ekornes                                                                             3,000          27,502
  Tomra Systems                                                                       1,000          28,113
                                                                                                -----------
                                                                                                     55,615
                                                                                                -----------


-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------

PORTUGAL -- 1.1%
  Brisa-Auto Estradas de Portugal Privatization                                         650     $    31,496
                                                                                                -----------
SPAIN -- 4.2%
  Aldeasa                                                                               450          15,340
  Baron de Ley*                                                                       1,600          53,462
  Superdiplo*                                                                         2,100          54,360
                                                                                                -----------
                                                                                                    123,162
                                                                                                -----------
SWEDEN -- 5.5%
  Assa Abloy, Series B                                                                1,530          60,962
  Europolitan Holdings                                                                  670          57,941
  Securitas, Series B                                                                 2,520          30,994
  Semcon                                                                              1,300          11,242
                                                                                                -----------
                                                                                                    161,139
                                                                                                -----------
SWITZERLAND -- 13.1%
  Bachem Feinchemikalien*                                                                40          53,412
  Bank Sarasin & Cie, Series B                                                           25          39,469
  Ciba Specialty Chemicals                                                              390          39,993
  Compagnie Financiere Richemont                                                         50          66,396
  Holderbank Financiere Glarus                                                           47          52,322
  Kudelski*                                                                               4          44,264
  Sairgroup*                                                                             95          23,969
  Valora Holdings                                                                       235          63,193
                                                                                                -----------
                                                                                                    383,018
                                                                                                -----------
UNITED KINGDOM -- 29.3%
  Aegis Group Plc                                                                    16,167          25,035
  Barratt Developments Plc                                                            4,955          19,162
  BBA Group Plc                                                                       1,396           8,635
  Bradford Properties Plc                                                             5,413          18,939
  Bunzl Plc                                                                           8,758          40,466
  Burmah Castrol Plc                                                                    870          13,254
  Capita Group                                                                        3,122          31,412
  Capital Shopping Centres                                                            1,578           9,035
  Cattles Plc                                                                         2,628          26,661
  Close Brothers Group Plc                                                              826           7,841
  Daily Mail & General Trust, Series A                                                1,024          37,663
  Debenhams Plc                                                                       2,676          17,158
  Dennis Group Plc                                                                    1,794          13,966
  Emap Plc                                                                            1,601          27,258
  Forth Ports Plc                                                                     2,865          24,293
  Glynwed International Ordinary                                                      5,497          16,288
  Hanson Plc                                                                          3,081          21,689
  Inchcape Plc                                                                        7,150          12,449
  Laird Group                                                                         3,325           8,155
  Lasmo Plc                                                                           9,746          27,737
  London Clubs International                                                          6,502          14,695
  Lonrho Plc                                                                          3,883          21,127
  Next                                                                                1,715          14,499
  Northern Rock Plc                                                                   2,103          18,483
  PIC International Group Plc                                                         3,141           4,128
  Pillar Property Investment Plc                                                      9,663          37,368
  RMC Group                                                                           2,028          29,537
  Sage Group Plc                                                                      1,391          29,865
  Scapa Group Plc                                                                     8,392          15,454
  Scottish Hydro-Electric                                                             2,303          23,653

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

 European Small
Cap Equity Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------

  Securicor                                                                           6,496     $    47,850
  Sheffield Insulations Plc*                                                          6,891          16,728
  SIG Plc                                                                             6,309          15,315
  Smith & Nephew Plc                                                                  6,222          16,926
  Stagecoach Holdings Plc                                                            13,885          53,928
  TeleWest Communications Plc*                                                       11,861          27,799
  TI Group                                                                            2,543          15,156
  United Assurance Group Plc                                                          2,674          26,031
  Vitec Group Plc                                                                     2,839          23,384
                                                                                                -----------
                                                                                                    859,022
                                                                                                -----------
Total Foreign Common Stocks
  (Cost $2,652,147)                                                                               2,717,979
                                                                                                -----------
FOREIGN PREFERRED STOCKS -- 7.6%
GERMANY -- 7.6%
  Boss (Hugo)                                                                            35          52,829
  Henkel KGAA                                                                           430          36,735
  Jil Sander                                                                             90          39,938
  Marschollek Lauten                                                                    120          61,221
  Rhoen Klinikum                                                                        320          32,844
                                                                                                -----------
Total Foreign Preferred Stocks
  (Cost $110,032)                                                                                   223,567
                                                                                                -----------
Total Investments -- 100.4%
  (Cost $2,762,179)                                                                             $ 2,941,546
                                                                                                -----------
OTHER ASSETS AND LIABILITIES,
  NET -- (0.4%)                                                                                     (11,695)
                                                                                                -----------
Net Assets -- 100.0%                                                                            $ 2,929,851
                                                                                                -----------
                                                                                                -----------




* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT


Emerging Markets
Equity Fund

FOREIGN COMMON STOCKS -- 89.2%
ARGENTINA -- 5.6%
  Banco de Galicia ADR                                                                     11,812   $    201,542
  Perez Companc, Class B                                                                   94,400        466,490
  Telecom Argentina ADR                                                                    29,900        964,275
  YPF ADR                                                                                  32,300        934,681
                                                                                                    ------------
                                                                                                       2,566,988
                                                                                                    ------------
BRAZIL -- 6.6%
  Cerj*                                                                               843,093,000        275,636
  CVRD ADR                                                                                 36,100        544,735
  Electrobras                                                                          12,815,000        277,162
  Telebras ADR                                                                             23,380      1,775,419
  Unibanco GDR                                                                              9,400        164,500
                                                                                                    ------------
                                                                                                       3,037,452
                                                                                                    ------------
CANADA -- 0.0%
  Atacama Minerals*                                                                       132,500         41,218
                                                                                                    ------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------


CHILE -- 4.1%
  Andina ADR                                                                               19,400   $    258,262
  CTC ADR                                                                                  28,900        633,994
  DyS ADR                                                                                  33,900        440,700
  Enersis ADR                                                                              26,200        546,925
                                                                                                    ------------
                                                                                                       1,879,881
                                                                                                    ------------
COLOMBIA -- 0.4%
  Cadenalco ADR*                                                                           44,300        177,200
                                                                                                    ------------
CZECH REPUBLIC -- 0.9%
  IF Zivnobanka                                                                             3,000         40,635
  Komercni Banka ADR                                                                       21,000         89,775
  SPT Telecom                                                                              19,000        287,150
                                                                                                    ------------
                                                                                                         417,560
                                                                                                    ------------
GREECE -- 7.3%
  Alpha Credit Bank                                                                        10,074        804,657
  Attica Enterprises                                                                       39,820        291,267
  Ergo Bank                                                                                 8,478        752,586
  Goody's                                                                                  17,320        442,488
  Stet Hellas Telecom ADR                                                                  23,650        620,812
  Titan Cement                                                                              7,330        452,872
                                                                                                    ------------
                                                                                                       3,364,682
                                                                                                    ------------
HONG KONG -- 0.5%
  China Telecom*                                                                          122,000        229,193
                                                                                                    ------------
HUNGARY -- 4.2%
  Matav, Registered                                                                       171,000        889,092
  Mol                                                                                      13,000        291,655
  OTB Bank                                                                                 16,703        594,549
  Raba                                                                                     19,200        149,209
                                                                                                    ------------
                                                                                                       1,924,505
                                                                                                    ------------
INDIA -- 7.3%
  Asea Brown Boveri                                                                        14,033        158,213
  Associated Cement Company*                                                               12,500        271,092
  Bajaj Auto                                                                               14,225        185,890
  BSES                                                                                      3,100         10,944
  BSES Limited GDR                                                                         17,000        210,375
  EIH Limited                                                                                 205          1,166
  Hindustan Lever                                                                          15,300        578,782
  Hindustan Petroleum                                                                      23,000        144,486
  Housing Development Finance*                                                              2,800        147,467
  ICICI Limited                                                                           113,000        107,733
  Infosys Technologies Ltd                                                                  5,000        285,900
  ITC Limited                                                                              21,600        356,687
  Mahanagar Telephone Nigam                                                                34,300        148,127
  Mahindra & Mahindra*                                                                        700          2,430
  NIIT Limited                                                                              3,000         89,894
  Ranbaxy Laboratories                                                                     20,000        235,634
  Reliance Industries                                                                      56,900        147,705
  State Bank of India                                                                      71,000        261,799
                                                                                                    ------------
                                                                                                       3,344,324
                                                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
INDONESIA -- 0.0%
  Bank Panin Warrants*                                                                         85   $          0
                                                                                                    ------------
ISRAEL -- 3.2%
  Bank Leumi Le-Israel                                                                    282,000        359,131
  Blue Square Chain Stores*                                                                39,800        506,858
  Elite Industries*                                                                         2,800         73,738
  Makhteshim Agan Industries*                                                             162,996        288,323
  Tadiran ADR                                                                               7,900        232,556
                                                                                                    ------------
                                                                                                       1,460,606
                                                                                                    ------------
KOREA -- 4.1%
  Dae Duck Electronics Company                                                                660         46,868
  Korea Electric Power Corp.                                                               32,000        569,913
  Pohang Iron & Steel                                                                      12,296        540,483
  Samsung Display Devices                                                                   4,144        155,459
  Samsung Electronics                                                                      11,766        481,519
  Samsung Electronics GDR 144A                                                                293          6,658
  SK Telecom                                                                                  160         75,544
                                                                                                    ------------
                                                                                                       1,876,444
                                                                                                    ------------
MALAYSIA -- 1.3%
  Berjaya Sports Toto (2)                                                                  45,000         25,359
  Genting Berhad (2)                                                                       25,000         31,998
  IOI Corp (2)                                                                            220,000         60,773
  Litrak Holdings* (2)                                                                    150,000         66,575
  Malayan Banking (2)                                                                      55,000         46,593
  MNI Holdings Berhad (2)                                                                 120,000         81,768
  Rothmans of Pall Mall (2)                                                                17,000         56,667
  Telekom Malaysia* (2)                                                                   110,000        136,740
  Tenaga Nasional (2)                                                                     120,000         95,028
                                                                                                    ------------
                                                                                                         601,501
                                                                                                    ------------
MEXICO -- 16.0%
  Bancomer                                                                                506,300        104,185
  Cemex Series B                                                                          105,100        291,135
  Cifra                                                                                   489,764        663,808
  Desc Series C                                                                           560,000        526,316
  Desc, ADR                                                                                14,700        277,462
  Femsa                                                                                   429,600      1,107,152
  Geo GDS                                                                                  29,600        204,986
  Geo, Series B                                                                           165,000        285,665
  Grupo Carso                                                                              85,200        294,592
  Grupo Modelo, Series C                                                                  408,000        859,755
  Kimberly Clark, Series A                                                                128,400        376,003
  Panamco, Class A                                                                          6,800        137,700
  Sigma Alimentos, Series B                                                               237,279        363,853
  Televisa GDR 144A                                                                         8,700        235,988
  Telmex ADR                                                                               31,400      1,658,313
                                                                                                    ------------
                                                                                                       7,386,913
                                                                                                    ------------
PAKISTAN -- 0.0%
  Pakistan State Oil*                                                                       5,900          5,818
                                                                                                    ------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

PERU -- 1.8%
  Buenaventura ADR                                                                         34,000   $    416,500
  Telefonica de Peru ADR                                                                   33,100        430,300
                                                                                                    ------------
                                                                                                         846,800
                                                                                                    ------------
PHILLIPINES -- 0.9%
  International Container Terminal Services                                               685,500         45,870
  Manila Electric                                                                          75,000        221,190
  SM Prime Holdings                                                                     1,000,000        168,525
                                                                                                    ------------
                                                                                                         435,585
                                                                                                    ------------
POLAND -- 2.1%
  Bank Przemyslowo-Handlowy                                                                 5,120        331,377
  Elektrim                                                                                 31,050        369,482
  Exbud                                                                                     7,780         72,257
  Kety*                                                                                     6,900         44,458
  Wielkopolski Bank Kredytowy                                                              20,000        128,864
                                                                                                    ------------
                                                                                                         946,438
                                                                                                    ------------
PORTUGAL -- 0.0%
  Jeronimo Martins                                                                             30          1,300
                                                                                                    ------------
ROMANIA -- 0.3%
  Alro*                                                                                     9,500         30,597
  Dacia*                                                                                1,300,000         61,725
  Romcim                                                                                    8,000         43,221
  Terapia                                                                                  42,000         20,945
                                                                                                    ------------
                                                                                                         156,488
                                                                                                    ------------
SOUTH AFRICA -- 8.4%
  ABSA                                                                                     52,900        288,245
  Anglo American Gold Investment                                                            5,700        272,908
  Barlow                                                                                   45,100        213,515
  CG Smith Foods                                                                           21,050        203,073
  De Beers Centenary Linked Units                                                          21,350        297,508
  Fedsure Holdings                                                                         22,100        219,125
  Illovo Sugar                                                                            144,100        123,569
  Liberty Life                                                                             14,000        240,107
  McCarthy Retail Limited                                                                 375,000         67,664
  Metropolitan Life                                                                        96,100        175,976
  Minorco                                                                                  25,200        432,193
  Nampak                                                                                   85,900        160,367
  New Clicks Holdings                                                                     259,956        267,038
  Rembrandt Group                                                                          49,400        329,186
  Sasol                                                                                    64,200        314,835
  South Africa Breweries                                                                   14,788        287,438
                                                                                                    ------------
                                                                                                       3,892,747
                                                                                                    ------------


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Emerging Markets
Equity Fund, continued

----------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/
DESCRIPTION                                                                       FACE AMOUNT(1)       VALUE
----------------------------------------------------------------------------------------------------------------
TAIWAN -- 8.6%
  Advanced Semiconductor Engineering GDR*                                                  24,120   $    310,545
  Asia Cement GDR 144A                                                                     58,627        542,300
  Asutek Computer GDR                                                                      93,100        712,215
  China Steel GDR                                                                           4,600         64,745
  Fubon Insurance GDR*                                                                     68,180        860,774
  Standard Foods GDR*                                                                      42,800        497,550
  Taiwan Semiconductor ADR*                                                                64,409        962,109
                                                                                                    ------------
                                                                                                       3,950,238
                                                                                                    ------------
THAILAND -- 1.5%
  Advanced Info Services                                                                   23,000        169,002
  Bangkok Bank                                                                             22,300         33,986
  Bec World Plc                                                                            29,400        179,224
  Cogeneration Public                                                                      75,000         32,658
  PTT Exploration                                                                          18,500        178,228
  Thai Farmers Bank                                                                        60,000         75,929
                                                                                                    ------------
                                                                                                         669,027
                                                                                                    ------------
TURKEY -- 2.6%
  Ardem                                                                                 7,020,000        112,123
  Hurriyet                                                                             12,465,000        170,958
  T. Garanti Bank                                                                      10,500,000        182,288
  Tansas                                                                                2,640,000        256,662
  Vestel                                                                                2,200,000        179,511
  Yapi ve Kredi Bank                                                                   24,405,000        275,399
                                                                                                    ------------
                                                                                                       1,176,941
                                                                                                    ------------
OTHER -- 1.5%
  Framlington Maghreb Fund                                                                 12,500        178,125
  Mauritius Fund Limited                                                                   49,000        343,000
  Oryx Fund Limited*                                                                       17,000        195,500
                                                                                                    ------------
                                                                                                         716,625
                                                                                                    ------------
  Total Foreign Common Stocks
    (Cost $54,702,286)                                                                                41,106,474
                                                                                                    ------------
FOREIGN PREFERRED STOCKS -- 5.8%
BRAZIL--5.5%
  Bradesco                                                                             51,940,000        296,078
  Brahma                                                                                  640,000        300,444
  Cemig                                                                                28,838,312        560,859
  Electrobras                                                                          19,666,000        455,010
  Itaubanco                                                                               930,000        452,183
  Petrobras                                                                             3,727,100        468,660
                                                                                                    ------------
                                                                                                       2,533,234
                                                                                                    ------------
COLOMBIA -- 0.3%
  Banco Gondero ADR                                                                        17,800        127,938
                                                                                                    ------------
  Total Foreign Preferred Stocks
    (Cost $4,217,789)                                                                                  2,661,172
                                                                                                    ------------
FOREIGN CONVERTIBLE BONDS -- 2.8%
TAIWAN -- 2.8%
  Far Eastern Department Stores
      3.00% 7/6/01                                                                  $     225,000        203,625
  Nan Ya Plastics
      1.75% 7/19/01                                                                       638,000        702,483


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       FACE AMOUNT(1)       VALUE
----------------------------------------------------------------------------------------------------------------

  Yang Ming Marine
      2.00% 10/06/01                                                                $     328,000   $    379,660
                                                                                                    ------------
  Total Foreign Convertible Bonds
    (Cost $1,393,599)                                                                                  1,285,768
                                                                                                    ------------
Total Investments -- 97.8%
  (Cost $60,313,674)                                                                                  45,053,414
                                                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.2%                                                              1,026,541
                                                                                                    ------------
Net Assets -- 100%                                                                                  $ 46,079,955
                                                                                                    ------------
                                                                                                    ------------




* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF
     1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.


(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

Global Fixed
Income Fund



FOREIGN BONDS -- 49.7%
GERMANY -- 18.3%

  Federal Republic of Germany
    4.500%, 02/22/02                                                                     2,200,000   $  1,366,934
    4.500%, 02/18/03                                                                     3,100,000      1,931,089
    6.875%, 05/12/05                                                                     4,770,000      3,351,435
    6.500%, 07/04/27                                                                     3,400,000      2,464,656
    5.625%, 01/04/28 (2)                                                                 2,500,000      1,600,555
                                                                                                     ------------
                                                                                                       10,714,669
                                                                                                     ------------
ITALY -- 13.6%
  Republic of Italy
    4.750%, 05/01/03                                                                 1,900,000,000      1,198,185
    10.000%, 08/01/03                                                                1,950,000,000      1,499,650
    7.750%, 11/01/06                                                                 2,830,000,000      2,113,183
    5.000%, 05/01/08                                                                 4,960,000,000      3,147,268
                                                                                                     ------------
                                                                                                        7,958,286
                                                                                                     ------------
JAPAN -- 3.8%
  European Investment Bank
    3.000%, 09/20/06                                                                   144,000,000      1,446,525
  International Bank for Reconstruction & Development
    2.000%, 02/18/08                                                                    80,000,000        757,124
                                                                                                     ------------
                                                                                                        2,203,649
                                                                                                     ------------
NETHERLANDS -- 7.0%
  Government of the Netherlands
    5.250%, 07/15/08                                                                     7,080,000      4,091,431
                                                                                                     ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 7.0%
  Lloyds Bank Plc
    7.750%, 06/18/07                                                                     1,150,000   $  2,108,667
  UBS
    8.000%, 01/08/07 (2)                                                                 1,090,000      1,980,119
                                                                                                     ------------
                                                                                                        4,088,786
                                                                                                     ------------
Total Foreign Bonds
  (Cost $26,953,120)                                                                                   29,056,821
                                                                                                     ------------
UNITED STATES -- 46.8%
U.S. TREASURY NOTES -- 27.5%
    5.875%, 07/31/99                                                                       105,000        106,068
    6.000%, 08/15/00                                                                       990,000      1,019,925
    6.500%, 05/31/01 (2)                                                                 4,570,000      4,808,499
    6.250%, 01/31/02                                                                     1,410,000      1,488,828
    5.750%, 10/31/02                                                                     1,700,000      1,782,875
    7.875%, 11/15/04 (2)                                                                 4,380,000      5,143,763
    7.000%, 07/15/06                                                                     1,500,000      1,725,938
                                                                                                     ------------
Total U.S. Treasury Notes
  (Cost $15,809,873)                                                                                   16,075,896
                                                                                                     ------------
U.S. TREASURY BONDS -- 10.1%
    8.500%, 02/15/20                                                                     1,200,000      1,666,357
    7.125%, 02/15/23                                                                     3,410,000      4,208,813
                                                                                                     ------------
Total U.S. Treasury Bonds
  (Cost $5,538,470)                                                                                     5,875,170
                                                                                                     ------------
CORPORATE OBLIGATION -- 1.2%
  General Electric Capital
    8.125%, 02/23/07
      (Cost $649,392)                                                                      615,000        724,972
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 7.1%
  American Express Credit
    Account Master Trust Series 1997-1
    6.400%, 04/15/05 (2)                                                                 3,050,000      3,180,154
  Premier Auto Trust Series: 1996-4,
    Series A, Class A3
    6.200%, 11/06/00                                                                       953,877        963,327
                                                                                                     ------------
Total Asset-Backed Securities
  (Cost $4,031,653)                                                                                     4,143,481
                                                                                                     ------------
SOVEREIGN EMERGING DEBT BONDS -- 0.9%
ARGENTINA -- 0.2%
  Republic of Argentina
    11.375%, 01/30/17                                                                      100,000         96,000
                                                                                                     ------------
BRAZIL -- 0.1%
  Republic of Brazil
    10.125%, 05/15/27                                                                      140,000         91,350
                                                                                                     ------------
BULGARIA -- 0.2%
  Republic of Bulgaria IAB FRN
    6.688%, 07/28/11                                                                       150,000         99,375
                                                                                                     ------------


-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------

MEXICO -- 0.1%
  United Mexican States
    11.500%, 05/15/26                                                                       75,000   $     77,250
                                                                                                     ------------
VENEZUELA -- 0.3%
  Republic of Venezuela DCB FRN
    6.625%, 12/18/07                                                                       250,000        148,750
                                                                                                     ------------
Total Sovereign Emerging Debt Bonds (Cost $513,846)                                                       512,725
                                                                                                     ------------
Total United States (Cost $26,543,234)                                                                 27,332,244
                                                                                                     ------------
OPTIONS -- 0.0%
  Japanese Yen Put Option Strike price 137, expiring 12/18/98
    (Cost $98,976)                                                                 JPY 445,000,000          1,928
                                                                                                     ------------
Total Investments -- 96.5%
  (Cost $53,595,330)                                                                                 $ 56,390,993
                                                                                                     ------------
OTHER ASSETS AND LIABILITIES, NET -- 3.5%                                                               2,030,629
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $ 58,421,622
                                                                                                     ------------
                                                                                                     ------------




(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $16,713,090.
DCB  DEBT CONVERTIBLE BOND
FRN  FLOATING RATE NOTE
IAB  INTEREST ARREARS BOND
JPY  JAPANESE YEN


Core Global Fixed
Income Fund


FOREIGN BONDS -- 49.2%
GERMANY -- 17.9%
  Federal Republic of Germany
    4.500%, 02/22/02                                                                     1,000,000   $    621,334
    4.500%, 02/18/03                                                                     2,200,000      1,370,450
    6.875%, 05/12/05                                                                     2,550,000      1,791,648
    6.500%, 07/04/27                                                                       905,000        656,033
    5.625%, 01/04/28                                                                     2,440,000      1,562,142
                                                                                                     ------------
                                                                                                        6,001,607
                                                                                                     ------------
ITALY -- 13.0%
  Republic of Italy
    4.750%, 05/01/03                                                                 1,100,000,000        693,686
    10.000%, 08/01/03                                                                  540,000,000        415,288
    7.750%, 11/01/06                                                                 3,190,000,000      2,381,998
    5.000%, 05/01/08                                                                 1,390,000,000        881,996
                                                                                                     ------------
                                                                                                        4,372,968
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Core Global Fixed
Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
JAPAN -- 4.5%
  European Investment Bank
    3.000%, 09/20/06                                                                    16,000,000   $    160,725
    2.125%, 09/20/07                                                                   143,000,000      1,356,999
                                                                                                     ------------
                                                                                                        1,517,724
                                                                                                     ------------
NETHERLANDS -- 7.4%
  Government of the Netherlands
    5.250%, 07/15/08                                                                     4,300,000      2,484,908
                                                                                                     ------------
UNITED KINGDOM -- 6.4%
  Lloyds Bank Plc
    7.750%, 06/18/07                                                                       590,000      1,081,838
  UBS
    8.000%, 01/08/07                                                                       590,000      1,071,807
                                                                                                     ------------
                                                                                                        2,153,645
                                                                                                     ------------
Total Foreign Bonds
  (Cost $15,430,914)                                                                                   16,530,852
                                                                                                     ------------
UNITED STATES -- 46.5%
SUPRANATIONAL -- 0.5%
  International Bank for Reconstruction & Development
    9.750%, 01/23/16
      (Cost $169,925)                                                                      125,000        175,902
                                                                                                     ------------
CORPORATE OBLIGATION -- 1.4%
  General Electric Capital
    8.125%, 02/23/07 (Cost $409,298)                                                       365,000        430,268
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 6.1%
  American Express Credit
    Account Master Trust Series 1997-1
    6.400%, 04/15/05                                                                       950,000        990,540
  Citibank Credit Card Master
    Trust 1, Series 1997-7, Class A
    6.350%, 08/15/02                                                                       710,000        741,227
  Premium Auto Trust Series 1996-4
    Series A, Class A3
    6.200%, 11/06/00                                                                       298,086        301,040
                                                                                                     ------------
Total Asset-Backed Securities
  (Cost $1,981,485)                                                                                     2,032,807
                                                                                                     ------------
U.S. TREASURY NOTES -- 28.9%
    7.125%, 09/30/99(2)                                                                  2,045,000      2,093,844
    6.000%, 08/15/00                                                                       310,000        319,371
    6.500%, 05/31/01                                                                     2,130,000      2,241,160
    6.250%, 01/31/02                                                                       900,000        950,316
    5.750%, 10/31/02                                                                     1,600,000      1,678,000
    7.875%, 11/15/04                                                                     1,350,000      1,585,406


-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------

    7.000%, 07/15/06                                                                       750,000   $    862,969
                                                                                                     ------------
Total U.S. Treasury Notes
  (Cost $9,642,632)                                                                                     9,731,066
                                                                                                     ------------
U.S. TREASURY BONDS -- 9.6%
    8.500%, 02/15/20                                                                       430,000        597,111
    7.125%, 02/15/23                                                                     2,135,000      2,635,137
                                                                                                     ------------
Total U.S. Treasury Bonds
  (Cost $3,022,054)                                                                                     3,232,248
                                                                                                     ------------
Total United States
  (Cost $15,225,394)                                                                                   15,602,291
                                                                                                     ------------
OPTIONS -- 0.0%
  Japanese Yen Put Option, Strike price 137, expiring 12/18/98
    (Cost $38,923)                                                                 JPY 175,000,000            759
                                                                                                     ------------
Total Investments -- 95.7%
  (Cost $30,695,231)                                                                                 $ 32,133,902
                                                                                                     ------------
OTHER ASSETS AND LIABILITIES, NET -- 4.3%                                                               1,450,729
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $ 33,584,631
                                                                                                     ------------
                                                                                                     ------------




(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $2,093,844.
JPY  JAPANESE YEN


International Fixed
Income Fund

FOREIGN BONDS -- 93.4%
AUSTRALIA -- 4.6%
  Government of Australia
    9.500%, 08/15/03                                                                     1,200,000   $    907,070
                                                                                                     ------------
CANADA -- 1.3%
  Government of Canada
    8.000%, 06/01/27                                                                       285,000        251,308
                                                                                                     ------------
DENMARK -- 6.6%
  Kingdom of Denmark
    8.000%, 05/15/03                                                                     1,200,000        219,381
  Kingdom of Denmark
    7.000%, 12/15/04                                                                     1,050,000        189,439
  Kingdom of Denmark
    8.000%, 03/15/06                                                                     4,600,000        882,457
                                                                                                     ------------
                                                                                                        1,291,277
                                                                                                     ------------
FRANCE -- 4.6%
  Government of France
    4.500%, 07/12/03                                                                     4,800,000        892,426
                                                                                                     ------------
GERMANY -- 20.0%
  Federal Republic of Germany
    4.500%, 02/22/02                                                                       570,000        354,160
  LKB Bad-Wurt Fin
    6.625%, 08/20/03                                                                       900,000        604,510


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------
  KFW International Finance
    6.250%, 10/15/03 (2)                                                                 1,200,000   $    807,596
  Federal Republic of Germany
    6.875%, 05/12/05                                                                       890,000        625,320
  Federal Republic of Germany
    6.250%, 01/04/24                                                                     1,180,000        828,263
  Federal Republic of Germany
    5.625%, 01/04/28                                                                     1,070,000        685,038
                                                                                                     ------------
                                                                                                        3,904,887
                                                                                                     ------------
ITALY -- 20.3%
  Istituto Mobiliare Italian Bank
    7.500%, 12/10/01                                                                 1,300,000,000        873,907
  DSL Bank
    7.750%, 05/27/02                                                                 1,100,000,000        739,807
  General Electric
    6.125%, 07/31/02                                                                 1,100,000,000        723,359
  Republic of Italy
    7.800%, 11/12/03                                                                   325,000,000        230,689
  Republic of Italy
    9.500%, 02/01/06 (2)                                                               750,000,000        607,130
  Republic of Italy
    7.750%, 11/01/06                                                                 1,050,000,000        784,043
                                                                                                     ------------
                                                                                                        3,958,935
                                                                                                     ------------
JAPAN -- 11.3%
  Export-Import Bank of Japan
    2.875%, 07/28/05                                                                    90,000,000        851,737
  European Investment Bank
    3.000%, 09/20/06                                                                    97,000,000        974,395
  Federal National Mortgage Association
    2.125%, 10/09/07                                                                    40,000,000        381,672
                                                                                                     ------------
                                                                                                        2,207,804
                                                                                                     ------------
NETHERLANDS -- 7.5%
  Government of the Netherlands
    5.250%, 07/15/08 (2)                                                                 2,530,000      1,462,051
                                                                                                     ------------
SPAIN -- 7.4%
  Kingdom of Spain
    8.000%, 05/30/04 (2)                                                               170,000,000      1,443,484
                                                                                                     ------------
UNITED KINGDOM -- 9.8%
  Lloyds Bank plc
    7.750%, 06/18/07                                                                       330,000        605,095
  UBS
    8.000%, 01/08/07                                                                       575,000      1,044,557
  United Kingdom Treasury
    7.250%, 12/07/07                                                                       140,000        272,155
                                                                                                     ------------
                                                                                                        1,921,807
                                                                                                     ------------
Total Foreign Bonds -- 93.4%
  (Cost $17,106,166)                                                                                   18,241,049
                                                                                                     ------------


-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        FACE AMOUNT(1)       VALUE
-----------------------------------------------------------------------------------------------------------------

TIME DEPOSIT -- 1.6%(1)
CANADA -- 1.6%
  Royal Bank of Canada
    5.000%, 11/06/98
      (Cost $308,406)                                                                      475,808   $    308,406
                                                                                                     ------------
OPTIONS -- 0.0%
  Japanese Yen Put Option Strike Price, 137 expiring 12/18/98
    (Cost $34,474)                                                                 JPY 155,000,000            671
                                                                                                     ------------
Total Investments -- 95.0%
  (Cost $17,449,046)                                                                                 $ 18,550,126
                                                                                                     ------------
OTHER ASSETS AND LIABILITIES, NET -- 5.0%                                                                 970,679
                                                                                                     ------------
Net Assets -- 100.0%                                                                                 $ 19,520,805
                                                                                                     ------------
                                                                                                     ------------




(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $4,320,261.
JPY  JAPANESE YEN


Emerging Markets
Debt Fund



FOREIGN BONDS -- 82.4%
ARGENTINA -- 18.9%
  Government of Argentina FRB Series L
    6.625%, 03/31/05                                                                         282,000   $    232,876
  Telefonica de Argentina
    9.125%, 05/07/08                                                                       1,000,000        870,000
  Telefonica de Argentina 144A
    9.125%, 05/07/08                                                                         100,000         87,000
  Government of Argentina
    11.375%, 01/30/17                                                                      4,200,000      4,034,000
  Government of Argentina FRN
    6.625%, 03/31/23                                                                       3,750,000      2,587,500
  Government of Argentina Par Series L
    5.750%, 03/31/23                                                                       3,950,000      2,740,313
                                                                                                       ------------
                                                                                                         10,551,689
                                                                                                       ------------
BRAZIL -- 23.1%
  Government of Brazil FRN Series L
    6.125%, 04/15/06                                                                         384,000        243,360
  Government of Brazil FLIRB Series L
    5.000%, 04/15/09                                                                       5,000,000      2,350,000
    4.500%, 04/15/09                                                                         250,000        116,875
  Government of Brazil DCB FRN Series L
    6.188%, 04/15/12                                                                       6,750,000      3,543,750
  Government of Brazil C Bond PIK
    8.000%, 04/15/14                                                                       6,241,386      3,854,056


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
 Emerging Markets
Debt Fund, continued

-------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)        VALUE
-------------------------------------------------------------------------------------------------------------------
  Government of Brazil FRN Series ZL
    6.125%, 04/15/24                                                                       4,650,000   $  2,749,313
                                                                                                       ------------
                                                                                                         12,857,354
                                                                                                       ------------
BULGARIA -- 4.6%
  Government of Bulgaria IAB
    6.688%, 07/28/11                                                                       2,050,000      1,358,125
  Government of Bulgaria Tranche A FRN
    6.688%, 07/28/24                                                                       1,700,000      1,190,000
                                                                                                       ------------
                                                                                                          2,548,125
                                                                                                       ------------
CROATIA -- 1.3%
  Government of Croatia FRN
    6.563%, 07/31/06                                                                         969,063        734,857
                                                                                                       ------------
IVORY COAST -- 4.1%
  Government of Ivory Coast FLIRB
    1.900%, 03/31/18                                                                       3,731,250        154,447
  Ivory Coast PDI (2)
    2.000%, 03/31/18                                                                       9,500,000      2,137,500
                                                                                                       ------------
                                                                                                          2,291,947
                                                                                                       ------------
JORDAN -- 3.0%
  Government of Jordan Par
    5.000%, 12/23/23                                                                       3,250,000      1,658,033
                                                                                                       ------------
MEXICO -- 8.7%
  Petroleos Mexicano
    9.250%, 03/30/18                                                                       3,300,000      2,640,000
  United Mexican States
    11.500%, 05/15/26                                                                      2,150,000      2,214,500
  United Mexican States Warrants 06/30/03*                                                 1,153,000             --
                                                                                                       ------------
                                                                                                          4,854,500
                                                                                                       ------------
NIGERIA -- 3.7%
  Central Bank of Nigeria Par
    6.250%, 11/15/20                                                                       3,250,000      2,015,000
  Central Bank of Nigeria Warrants
    11/15/20*                                                                                 13,500             --
                                                                                                       ------------
                                                                                                          2,015,000
                                                                                                       ------------
PANAMA -- 2.6%
  Government of Panama IRB
    4.000%, 07/17/14                                                                       2,000,000      1,445,000
                                                                                                       ------------
PERU -- 2.0%
  Republic of Peru PDI
    4.000%, 03/07/17                                                                       2,000,000      1,137,500
                                                                                                       ------------
POLAND -- 2.0%
  Government of Poland Par
    3.000%, 10/27/24                                                                       1,700,000      1,122,000
                                                                                                       ------------
RUSSIA -- .1%
  Government of Russia IAN FRN
    6.625%, 12/15/15                                                                         200,000         20,000
  Russia IAN 144A FRN
    6.625%, 12/15/15                                                                          92,458          9,245
                                                                                                       ------------
                                                                                                             29,245
                                                                                                       ------------


-------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         FACE AMOUNT(1)        VALUE
-------------------------------------------------------------------------------------------------------------------

VENEZUELA -- 8.3%
  Government of Venezuela FRN
    6.625%, 12/18/07                                                                       3,845,230   $  2,287,912
  Government of Venezuela DCB
    13.625%, 08/15/18                                                                      1,000,000        712,500
  Government of Venezuela Warrants
    04/18/20*                                                                                  5,355             --
  Government of Venezuela
    9.250%, 09/15/27                                                                       2,750,000      1,650,000
                                                                                                       ------------
                                                                                                          4,650,412
                                                                                                       ------------
Total Foreign Bonds
  (Cost $47,788,396)                                                                                     45,895,662
                                                                                                       ------------
LOAN PARTICIPATIONS -- 11.3%(3)
ALGERIA -- 4.6%
  Algeria Tranche A FRN
    (Chase Manhattan)
    6.375%, 03/04/00                                                                       3,071,363      2,549,232
MOROCCO -- 4.0%
  Government of Morocco FRN
    (Morgan Guaranty Trust Company of New York)
    6.563%, 01/01/09                                                                       2,950,000      2,212,500
RUSSIA -- 2.7%
  Government of Russia-Principal Loan FRN(4)
    (Chase Manhattan, Bank of America, ING Securities, JP Morgan, Union Bank of
    Switzerland)
    6.625%, 12/15/20                                                                      21,200,000      1,537,000
                                                                                                       ------------
Total Loan Participations
  (Cost $6,584,439)                                                                                       6,298,732
                                                                                                       ------------
Total Investments -- 93.7%
  (Cost $54,372,835)                                                                                   $ 52,194,394
                                                                                                       ------------
OTHER ASSETS AND LIABILITIES, NET -- 6.3%                                                                 3,507,500
                                                                                                       ------------
Total Net Assets -- 100.0%                                                                             $ 55,701,894
                                                                                                       ------------
                                                                                                       ------------


DCB    DEBT CONVERTIBLE BOND
FLIRB  FRONT LOADED INTEREST REDUCTION BOND
FRB    FLOATING RATE BOND
FRN FLOATING RATE NOTE. THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 1998.
IAB    INTEREST ARREARS BOND
IAN    INTEREST ARREARS NOTE
IRB    INTEREST REVENUE BOND
PDI    PAST DUE INCOME
PIK    PAYMENT IN KIND
PRIN   PRINCIPAL LOAN
(1)    IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2)    IN FRENCH FRANCS.
(3) PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY. SEE NOTE 6.
(4)    PORTION OF INCOME EARNED IS CAPITALIZED AS RUSSIAN INTEREST IN ARREARS
       NOTES.
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. *NON-INCOME PRODUCING SECURITY.


    The accompanying notes are an integral part of the financial statements.

                     (THIS PAGE LEFT BLANK INTENTIONALLY.)

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

                                     --------------   --------------   ------------   ------------   ------------   -----------
                                                                        SHORT-TERM     SHORT-TERM
                                       MUNICIPAL          FIXED         MUNICIPAL        FIXED        HIGH YIELD      SMALLER
                                          BOND            INCOME           BOND          INCOME          BOND        COMPANIES
                                          FUND             FUND            FUND           FUND           FUND          FUND
                                     --------------   --------------   ------------   ------------   ------------   -----------

ASSETS
  Investment at Value(1)             $  569,818,884   $1,237,373,502   $ 53,172,782   $ 19,856,359   $ 90,568,684   $ 5,684,516
  Cash                                    3,813,270               --         18,301        273,342      2,342,915       103,893
  Foreign Currency(1)                            --               --             --             --             --            --
  Receivable for Securities Sold                 --       25,914,257             --        741,285      9,352,986        46,434
  Receivable for Capital Shares
    Issued                                2,177,137       19,560,980        850,298             --          1,949        20,029
  Dividend and Interest Receivable        9,549,488       17,916,700        938,656        265,449      2,229,694         2,010
  Receivable for Foreign Taxes
    Withheld                                     --               --             --             --             --            --
  Unrealized Appreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Prepaid Expenses and Other Assets              --               --             --             22             --            --
  Due from Adviser                               --               --             --             --             --         2,432
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Assets                         $  585,358,779   $1,300,765,439   $ 54,980,037   $ 21,136,457   $104,496,228   $ 5,859,314
                                     --------------   --------------   ------------   ------------   ------------   -----------
LIABILITIES
  Due to Adviser                     $       58,283   $      466,887   $      9,635   $      1,211   $     12,521   $        --
  Due to Custodian                               --       10,187,566             --             --             --            --
  Payable for Securities Purchased        8,476,646       19,951,611        107,161        838,960     11,661,794       109,224
  Payable for Capital Shares
    Redeemed                                289,635        3,628,981         13,858             --             --        11,317
  Dividend Payable                          395,450        1,491,867         20,068         87,651             --            --
  Unrealized Depreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Accrued Expenses and Other
    Liabilities                             269,500          290,811         23,644          7,177         52,884         7,769
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Liabilities                    $    9,489,514   $   36,017,723   $    174,366   $    934,999   $ 11,727,199   $   128,310
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets                           $  575,869,265   $1,264,747,716   $ 54,805,671   $ 20,201,458   $ 92,769,029   $ 5,731,004
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
SHARES OUTSTANDING AT OCTOBER 31,
  1998
  Institutional Shares                   50,509,285      116,080,913      5,244,924      1,993,340     10,636,017       422,077
  Service Shares                            453,646          140,853         42,086             --          9,344        89,166
NET ASSET VALUE PER SHARE AT
  OCTOBER 31, 1998
  Institutional Shares               $        11.30   $        10.88   $      10.37   $      10.13   $       8.71   $     11.22
  Service Shares                     $        11.30   $        10.88   $      10.37            n/a   $       8.71   $     11.18
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $  552,722,053   $1,212,671,162   $ 53,777,622   $ 19,981,197   $104,284,018   $ 4,779,227
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                   4,988,832        1,382,695        432,753             --         81,239     1,196,446
  Undistributed Net Investment
    Income (Loss)                            (8,781)         (85,975)            --         (5,324)            --        16,055
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions         2,509,390       19,543,533        (86,257)        37,114     (3,842,821)     (124,685)
  Net Unrealized Appreciation
    (Depreciation) on Investments        15,657,771       31,236,301        681,553        188,471     (7,753,407)     (136,039)
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies and Forward Currency
    Contracts                                    --               --             --             --             --            --
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets, October 31, 1998         $  575,869,265   $1,264,747,716   $ 54,805,671   $ 20,201,458   $ 92,769,029   $ 5,731,004
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------

(1)    COST OF INVESTMENTS AND
  CURRENCY                              Investments         Currency
                                     --------------   --------------
      Municipal Bond Fund            $  554,161,113         $     --
      Fixed Income Fund               1,206,137,201               --
      Short-Term Municipal Bond
        Fund                             52,491,229               --
      Short-Term Fixed Income Fund       19,667,888               --
      High-Yield Bond Fund               98,322,091               --
      Smaller Companies Fund              5,820,555               --
      Microcap Fund                      16,633,872               --
      International Equity Fund           5,074,287          348,582
      European Equity Growth Fund        37,673,128          201,233
      International Small Cap
        Equity Fund                      23,987,328          552,322
      European Small Cap Equity
        Fund                              2,762,179           11,287
      Emerging Markets Equity Fund       60,313,674          667,433
      Global Fixed Income Fund           53,595,330            9,194
      Core Global Fixed Income Fund      30,695,231              489
      International Fixed Income
        Fund                             17,449,046              475
      Emerging Markets Debt Fund         54,372,835              168


(2) AS OF OCTOBER 31, 1998, EMERGING MARKETS EQUITY FUND HELD $327,775 OF MALAYSIAN RINGGIT WHICH WAS FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     ------------   --------------   -------------   -------------   ------------
                                                                                     INTERNATIONAL     EUROPEAN
                                                    INTERNATIONAL      EUROPEAN        SMALL CAP      SMALL CAP
                                       MICROCAP         EQUITY       EQUITY GROWTH      EQUITY          EQUITY
                                         FUND            FUND            FUND            FUND            FUND
                                     ------------   --------------   -------------   -------------   ------------

ASSETS
  Investment at Value(1)             $ 13,886,842    $ 5,422,887      $44,704,136     $ 23,705,229   $  2,941,546
  Cash                                  1,913,929             --          456,402          543,417             --
  Foreign Currency(1)                          --        347,758          198,278          551,497         10,860
  Receivable for Securities Sold           47,723          4,997               --          897,986         80,423
  Receivable for Capital Shares
    Issued                                236,154             --               --               --             --
  Dividend and Interest Receivable          1,044          7,102           52,367           45,654          4,603
  Receivable for Foreign Taxes
    Withheld                                   --          5,364           73,923           36,561          3,346
  Unrealized Appreciation on
    Forward Currency Contracts                 --             --               --               --             --
  Prepaid Expenses and Other Assets        10,719             --               --               --             --
  Due from Adviser                             --          7,016               --               --         11,497
                                     ------------   --------------   -------------   -------------   ------------
Total Assets                         $ 16,096,411    $ 5,795,124      $45,485,106     $ 25,780,344   $  3,052,275
                                     ------------   --------------   -------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $     17,986    $        --      $    22,949     $     12,974   $         --
  Due to Custodian                             --         49,537               --               --         27,980
  Payable for Securities Purchased        642,044        241,598           54,022          753,720         85,205
  Payable for Capital Shares
    Redeemed                               23,071             --               --               --             --
  Dividend Payable                             --             --               --               --             --
  Unrealized Depreciation on
    Forward Currency Contracts                 --         72,696               --          572,130             --
  Accrued Expenses and Other
    Liabilities                            13,978         12,428           21,263           31,176          9,239
                                     ------------   --------------   -------------   -------------   ------------
Total Liabilities                    $    697,079    $   376,259      $    98,234     $  1,370,000   $    122,424
                                     ------------   --------------   -------------   -------------   ------------
Net Assets                           $ 15,399,332    $ 5,418,865      $45,386,872     $ 24,410,344   $  2,929,851
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------
SHARES OUTSTANDING AT OCTOBER 31,
  1998
  Institutional Shares                  1,450,843        450,968        3,361,631        2,754,321        217,295
  Service Shares                          104,917             --               --               --             --
NET ASSET VALUE PER SHARE AT
  OCTOBER 31, 1998
  Institutional Shares               $       9.90    $     12.02      $     13.50     $       8.86   $      13.48
  Service Shares                     $       9.88            n/a              n/a              n/a            n/a
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $ 18,036,521    $ 4,740,624      $33,338,077     $ 28,909,909   $    329,346
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                 1,412,933             --               --               --             --
  Undistributed Net Investment
    Income (Loss)                              --         98,817          498,433          594,421         33,139
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions      (1,303,092)       300,551        4,516,935       (4,239,855)     2,388,719
  Net Unrealized Appreciation
    (Depreciation) on Investments      (2,747,030)       348,600        7,031,008         (282,099)       179,367
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies and Forward Currency
    Contracts                                  --        (69,727)           2,419         (572,032)          (720)
                                     ------------   --------------   -------------   -------------   ------------
Net Assets, October 31, 1998         $ 15,399,332    $ 5,418,865      $45,386,872     $ 24,410,344   $  2,929,851
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------


                                     --------------     ------------   ------------   -------------   ------------
                                        EMERGING           GLOBAL          CORE       INTERNATIONAL     EMERGING
                                        MARKETS            FIXED       GLOBAL FIXED       FIXED         MARKETS
                                         EQUITY            INCOME         INCOME         INCOME           DEBT
                                          FUND              FUND           FUND           FUND            FUND
                                     --------------     ------------   ------------   -------------   ------------

ASSETS
  Investment at Value(1)             $   45,053,414     $ 56,390,993   $ 32,133,902    $ 18,550,126   $ 52,194,394
  Cash                                    1,329,693(2)            --        344,340         117,706     14,511,319
  Foreign Currency(1)                       665,144            9,619            489           1,172            763
  Receivable for Securities Sold            353,868        2,688,696             --       3,623,284             --
  Receivable for Capital Shares
    Issued                                       --               --             --              --      6,630,000
  Dividend and Interest Receivable          230,386        1,399,702        784,472         556,576      1,475,861
  Receivable for Foreign Taxes
    Withheld                                  3,142               --             --           1,971             --
  Unrealized Appreciation on
    Forward Currency Contracts                   --          602,593        509,670         292,265          1,013
  Prepaid Expenses and Other Assets              --               --          1,226              --             --
  Due from Adviser                            3,482               --          1,617              --         22,739
                                     --------------     ------------   ------------   -------------   ------------
Total Assets                         $   47,639,129     $ 61,091,603   $ 33,775,716    $ 23,143,100   $ 74,836,089
                                     --------------     ------------   ------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $           --     $     17,917   $         --    $      2,264   $         --
  Due to Custodian                               --          908,110             --              --             --
  Payable for Securities Purchased        1,036,093        1,207,025             --       3,288,441     19,097,907
  Payable for Capital Shares
    Redeemed                                     --               --             --              --          4,941
  Dividend Payable                               --               --             --              --             --
  Unrealized Depreciation on
    Forward Currency Contracts              448,048          512,356        170,611         324,531             --
  Accrued Expenses and Other
    Liabilities                              75,033           24,573         20,474           7,059         31,347
                                     --------------     ------------   ------------   -------------   ------------
Total Liabilities                    $    1,559,174     $  2,669,981   $    191,085    $  3,622,295   $ 19,134,195
                                     --------------     ------------   ------------   -------------   ------------
Net Assets                           $   46,079,955     $ 58,421,622   $ 33,584,631    $ 19,520,805   $ 55,701,894
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------
SHARES OUTSTANDING AT OCTOBER 31,
  1998
  Institutional Shares                    9,375,179        5,144,363      3,061,128       1,782,966      9,574,863
  Service Shares                                 --               --             --              --          3,026
NET ASSET VALUE PER SHARE AT
  OCTOBER 31, 1998
  Institutional Shares               $         4.92     $      11.36   $      10.97    $      10.95   $       5.82
  Service Shares                                n/a              n/a            n/a             n/a   $       5.82
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $   81,871,604     $ 49,979,007   $ 30,691,626    $ 17,012,784   $109,914,988
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                          --               --             --              --        182,318
  Undistributed Net Investment
    Income (Loss)                          (213,219)       2,856,066      1,022,828         766,882      7,423,807
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions       (19,855,390)       2,676,749         76,963         654,303    (59,370,570)
  Net Unrealized Appreciation
    (Depreciation) on Investments       (15,260,260)       2,795,663      1,438,671       1,101,080     (2,178,441)
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies and Forward Currency
    Contracts                              (462,780)         114,137        354,543         (14,244)      (270,208)
                                     --------------     ------------   ------------   -------------   ------------
Net Assets, October 31, 1998         $   46,079,955     $ 58,421,622   $ 33,584,631    $ 19,520,805   $ 55,701,894
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31, 1998

                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                                                            SHORT-TERM    SHORT-TERM        HIGH
                               MUNICIPAL        FIXED        MUNICIPAL       FIXED          YIELD         SMALLER
                                  BOND          INCOME         BOND         INCOME          BOND         COMPANIES       MICROCAP
                                  FUND           FUND          FUND          FUND         FUND (1)          FUND           FUND
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------

INVESTMENT INCOME:
  Interest                    $ 24,928,949   $ 78,763,945   $1,684,794    $1,087,568    $   3,531,510   $    30,457    $     59,443
  Dividends                             --             --           --            --               --        67,453           9,138
  Less: Foreign Taxes
    Withheld                            --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Investment Income       24,928,949     78,763,945    1,684,794     1,087,568        3,531,510        97,910          68,581
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
EXPENSES:
  Investment Advisory Fees       1,898,038      4,796,826      134,692        67,313          179,056        64,602         138,127
  Administration Fee               331,733        941,016       60,177        60,177           26,888        60,177          57,677
  Registration & Filing Fees       109,099        189,760       14,546         1,929           33,851            --           4,531
  Custody Fee                       44,382         66,276        3,405         2,393            3,845         3,454           3,023
  Transfer Agency Fee               41,860         69,205       22,746        13,077           11,649        25,787          25,830
  Professional Fee                 154,579        350,713       12,691         5,761           17,166         1,811           3,471
  Printing Fees                     40,687         91,102        3,351           685            5,588           531           1,156
  Servicing Plan Fee (3)             4,151          1,286          891            --               --         1,101           1,506
  Trustees Fee                      20,209         57,290        1,440           690            1,545           290             432
  Miscellaneous                     99,937        145,324       21,272         4,939           11,211         1,463           3,289
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Expenses                 2,744,675      6,708,798      275,211       156,964          290,799       159,216         239,042
  Less: Expenses Absorbed by
    Adviser                       (163,285)      (108,777)     (88,986)      (64,906)         (59,475)      (77,361)       (100,301)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Net Expenses                   2,581,390      6,600,021      186,225        92,058          231,324        81,855         138,741
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)    22,347,559     72,163,924    1,498,569       995,510        3,300,186        16,055         (70,160)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions      2,514,786     19,843,425      (77,366)       47,847       (3,842,821)     (112,049)     (1,303,092)
    Foreign Currency
      Transactions                      --             --           --            --               --            --              --
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                  4,590,771      3,157,301      399,553        76,471       (7,753,407)     (983,039)     (3,151,030)
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                        --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions       7,105,557     23,000,726      322,187       124,318      (11,596,228)   (1,095,088)     (4,454,122)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                $ 29,453,116   $ 95,164,650   $1,820,756    $1,119,828    $  (8,296,042)  $(1,079,033)   $ (4,524,282)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------

(1)  HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
(2)  CORE GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS OF 05/04/98.
(3)  APPLICABLE TO SERVICE SHARES ONLY.
  * NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              -------------   -----------   -------------   ------------   -------------   -----------
                                               EUROPEAN     INTERNATIONAL     EUROPEAN       EMERGING        GLOBAL
                              INTERNATIONAL     EQUITY        SMALL CAP      SMALL CAP        MARKETS         FIXED
                                 EQUITY         GROWTH         EQUITY          EQUITY         EQUITY         INCOME
                                  FUND           FUND           FUND            FUND           FUND           FUND
                              -------------   -----------   -------------   ------------   -------------   -----------

INVESTMENT INCOME:
  Interest                      $   5,165     $    32,138    $    67,464    $    10,309    $          --   $ 4,281,391
  Dividends                       100,503         932,282        638,858         86,231        1,914,977            --
  Less: Foreign Taxes
    Withheld                       (7,442)        (41,949)       (36,148)        (3,940)        (157,167)       (8,273)
                              -------------   -----------   -------------   ------------   -------------   -----------
  Total Investment Income          98,226         922,471        670,174         92,600        1,757,810     4,273,118
                              -------------   -----------   -------------   ------------   -------------   -----------
EXPENSES:
  Investment Advisory Fees         37,901         319,877        398,018         58,123          815,712       394,210
  Administration Fee               60,177          60,177         60,177         60,177           70,980        68,216
  Registration & Filing Fees           --           5,479             --             --            6,011            --
  Custody Fee                      33,829          81,877        103,565         30,239          266,614        73,958
  Transfer Agency Fee              13,470          15,016         15,032         13,540           15,981        15,735
  Professional Fee                  1,409          13,386          6,185          1,297           19,423        21,149
  Printing Fees                       376           3,519          1,124            158            4,411         4,015
  Servicing Plan Fee (3)               --              --             --             --               --            --
  Trustees Fee                        234           2,014          1,552            247            3,673         3,376
  Miscellaneous                     8,976          14,722          7,739          8,530           38,038        23,730
                              -------------   -----------   -------------   ------------   -------------   -----------
  Total Expenses                  156,372         516,067        593,392        172,311        1,240,843       604,389
  Less: Expenses Absorbed by
    Adviser                      (107,822)       (104,609)       (95,866)       (99,649)        (220,970)     (131,454)
                              -------------   -----------   -------------   ------------   -------------   -----------
  Net Expenses                     48,550         411,458        497,526         72,662        1,019,873       472,935
                              -------------   -----------   -------------   ------------   -------------   -----------
NET INVESTMENT INCOME (LOSS)       49,676         511,013        172,648         19,938          737,937     3,800,183
                              -------------   -----------   -------------   ------------   -------------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions       331,027       4,555,162      2,863,460      2,476,805      (19,044,324)    2,677,674
    Foreign Currency
      Transactions                 59,364         (13,518)       (32,641)         7,506       (1,334,277)      100,762
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                    98,600       1,054,008     (2,122,099)    (1,295,633)      (4,433,260)*     889,663
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                  (80,727)           (581)      (586,032)        (2,720)        (485,780)     (407,863)
                              -------------   -----------   -------------   ------------   -------------   -----------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions        408,264       5,595,071        122,688      1,185,958      (25,297,641)    3,260,236
                              -------------   -----------   -------------   ------------   -------------   -----------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                  $ 457,940     $ 6,106,084    $   295,336    $ 1,205,896    $ (24,559,704)  $ 7,060,419
                              -------------   -----------   -------------   ------------   -------------   -----------
                              -------------   -----------   -------------   ------------   -------------   -----------

                              ------------   -------------   -------------
                                  CORE       INTERNATIONAL     EMERGING
                              GLOBAL FIXED       FIXED          MARKETS
                                 INCOME         INCOME           DEBT
                                FUND (2)         FUND            FUND
                              ------------   -------------   -------------

INVESTMENT INCOME:
  Interest                     $  663,476     $1,187,714     $  15,346,469
  Dividends                            --             --                --
  Less: Foreign Taxes
    Withheld                           --         (2,755)               --
                              ------------   -------------   -------------
  Total Investment Income         663,476      1,184,959        15,346,469
                              ------------   -------------   -------------
EXPENSES:
  Investment Advisory Fees         70,288        120,232         1,408,860
  Administration Fee               10,606         60,177           116,281
  Registration & Filing Fees       21,944          4,309                --
  Custody Fee                      11,684         32,817           245,252
  Transfer Agency Fee               6,794         13,192            36,734
  Professional Fee                  5,586          7,276            14,949
  Printing Fees                     1,986          1,622             3,392
  Servicing Plan Fee (3)               --             --               519
  Trustees Fee                        568          1,046             6,014
  Miscellaneous                     5,097         18,101            18,818
                              ------------   -------------   -------------
  Total Expenses                  134,553        258,772         1,850,819
  Less: Expenses Absorbed by
    Adviser                       (57,237)      (121,922)         (372,894)
                              ------------   -------------   -------------
  Net Expenses                     77,316        136,850         1,477,925
                              ------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)      586,160      1,048,109        13,868,544
                              ------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions        76,963        654,484       (59,264,364)
    Foreign Currency
      Transactions                436,668        (69,977)       (2,903,958)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                 1,438,671        871,080        19,386,559
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                  354,543       (128,244)         (216,208)
                              ------------   -------------   -------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions      2,306,845      1,327,343       (42,997,971)
                              ------------   -------------   -------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                 $2,893,005     $2,375,452     $ (29,129,427)
                              ------------   -------------   -------------
                              ------------   -------------   -------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31,

                           --------------------------   -----------------------------
                                   MUNICIPAL                        FIXED
                                      BOND                         INCOME
                                      FUND                          FUND
                           --------------------------   -----------------------------
                                              1997                           1997
                                1998          (000)          1998            (000)
                           --------------   ---------   ---------------   -----------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                 $   22,347,559   $  15,269   $    72,163,924   $    58,355
  Net realized gain
    (loss) on investments       2,514,786         112        19,843,425         9,128
  Net realized gain
    (loss) on foreign
    currency transactions              --          --                --            --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                 4,590,771       6,264         3,157,301        15,437
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                           --          --                --            --
                           --------------   ---------   ---------------   -----------
  Net increase (decrease)
    in net assets from
    operations                 29,453,116      21,645        95,164,650        82,920
                           --------------   ---------   ---------------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares      (22,320,826)    (15,243)      (72,511,714)      (58,276)
    Service Shares                (73,052)         (1)          (29,385)           --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares         (105,558)     (2,204)       (8,583,217)           --
    Service Shares                    (91)         --            (9,380)           --
                           --------------   ---------   ---------------   -----------
    Total Distributions       (22,499,527)    (17,448)      (81,133,696)      (58,276)
                           --------------   ---------   ---------------   -----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                    298,011,029     145,890       414,156,559       397,158
  Shares issued in lieu
    of cash distributions      16,860,415      13,868        65,825,126        47,532
  Cost of shares
    repurchased              (112,406,600)    (54,645)     (333,768,618)     (124,216)
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions              202,464,844     105,113       146,213,067       320,474
                           --------------   ---------   ---------------   -----------
SERVICE SHARES:
  Proceeds from shares
    issued                      5,062,392         197         1,544,700            --
  Shares issued in lieu
    of cash distributions          25,205          --            18,511            --
  Cost of shares
    repurchased                  (289,765)         (6)         (180,516)           --
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                4,797,832         191         1,382,695            --
                           --------------   ---------   ---------------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS        207,262,676     105,304       147,595,762       320,474
                           --------------   ---------   ---------------   -----------
  Total Increase
    (Decrease) in Net
    Assets                    214,216,265     109,501       161,626,716       345,118
                           --------------   ---------   ---------------   -----------
NET ASSETS:
    Beginning of Period       361,653,000     252,152     1,103,121,000       758,003
                           --------------   ---------   ---------------   -----------
    End of Period          $  575,869,265   $ 361,653   $ 1,264,747,716   $ 1,103,121
                           --------------   ---------   ---------------   -----------
                           --------------   ---------   ---------------   -----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                26,295,860      13,267        38,319,732        37,690
  Shares issued in lieu
    of cash distributions       1,655,100       1,263         6,099,421         4,510
  Shares repurchased          (10,011,191)     (4,980)      (30,901,519)      (11,781)
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions               17,939,769       9,550        13,517,634        30,419
                           --------------   ---------   ---------------   -----------
                           --------------   ---------   ---------------   -----------
SERVICE SHARES:
  Shares issued                   457,659          18           156,664            --
  Shares issued in lieu
    of cash distributions           3,435          --               779            --
  Shares repurchased              (25,796)         (1)          (16,591)           --
                           --------------   ---------   ---------------   -----------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                  435,298          17           140,852            --
                           --------------   ---------   ---------------   -----------
                           --------------   ---------   ---------------   -----------


                           ------------------------   ------------------------   -------------

                                  SHORT-TERM                 SHORT-TERM              HIGH
                                  MUNICIPAL                    FIXED                 YIELD
                                     BOND                      INCOME                BOND
                                     FUND                       FUND               FUND (1)
                           ------------------------   ------------------------   -------------
                                            1997                        1997
                               1998         (000)         1998         (000)         1998
                           ------------   ---------   -------------   --------   -------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                 $  1,498,569   $     830   $     995,510   $    763   $   3,300,186
  Net realized gain
    (loss) on investments       (77,366)         (9)         47,847         15      (3,842,821)
  Net realized gain
    (loss) on foreign
    currency transactions            --          --              --         --              --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                 399,553         242          76,471        105      (7,753,407)
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                         --          --              --         --              --
                           ------------   ---------   -------------   --------   -------------
  Net increase (decrease)
    in net assets from
    operations                1,820,756       1,063       1,119,828        883      (8,296,042)
                           ------------   ---------   -------------   --------   -------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares     (1,476,764)       (828)       (999,506)      (764)     (3,304,955)
    Service Shares              (15,539)         --              --         --            (120)
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares         (9,024)        (21)             --         --              --
    Service Shares                  (78)         --              --         --              --
                           ------------   ---------   -------------   --------   -------------
    Total Distributions      (1,501,405)       (849)       (999,506)      (764)     (3,305,075)
                           ------------   ---------   -------------   --------   -------------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                   41,593,860      21,637      19,499,507     14,973     126,862,208
  Shares issued in lieu
    of cash distributions     1,357,362         727         146,897        331       3,191,531
  Cost of shares
    repurchased              (8,847,655)    (11,760)    (16,648,268)    (5,091)    (25,764,832)
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions             34,103,567      10,604       2,998,136     10,213     104,288,907
                           ------------   ---------   -------------   --------   -------------
SERVICE SHARES:
  Proceeds from shares
    issued                      495,386          --              --         --          81,115
  Shares issued in lieu
    of cash distributions        14,360          --              --         --             124
  Cost of shares
    repurchased                 (76,993)         --              --         --              --
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                432,753          --              --         --          81,239
                           ------------   ---------   -------------   --------   -------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS       34,536,320      10,604       2,998,136     10,213     104,370,146
                           ------------   ---------   -------------   --------   -------------
  Total Increase
    (Decrease) in Net
    Assets                   34,855,671      10,818       3,118,458     10,332      92,769,029
                           ------------   ---------   -------------   --------   -------------
NET ASSETS:
    Beginning of Period      19,950,000       9,132      17,083,000      6,751              --
                           ------------   ---------   -------------   --------   -------------
    End of Period          $ 54,805,671   $  19,950   $  20,201,458   $ 17,083   $  92,769,029
                           ------------   ---------   -------------   --------   -------------
                           ------------   ---------   -------------   --------   -------------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued               4,029,505       2,127       1,926,561      1,499      12,869,157
  Shares issued in lieu
    of cash distributions       131,472          71          16,378         33         347,270
  Shares repurchased           (857,405)     (1,158)     (1,646,203)      (509)     (2,580,410)
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions              3,303,572       1,040         296,736      1,023      10,636,017
                           ------------   ---------   -------------   --------   -------------
                           ------------   ---------   -------------   --------   -------------
SERVICE SHARES:
  Shares issued                  48,160          --              --         --           9,330
  Shares issued in lieu
    of cash distributions         1,391          --              --         --              14
  Shares repurchased             (7,465)         --              --         --              --
                           ------------   ---------   -------------   --------   -------------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                 42,086          --              --         --           9,344
                           ------------   ---------   -------------   --------   -------------
                           ------------   ---------   -------------   --------   -------------

(1) HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           ----------------------   ----------------------   ---------------------   ----------------------
                                                                                                            EUROPEAN
                                  SMALLER                                        INTERNATIONAL               EQUITY
                                 COMPANIES                 MICROCAP                 EQUITY                   GROWTH
                                    FUND                     FUND                    FUND                     FUND
                           ----------------------   ----------------------   ---------------------   ----------------------
                                           1997                     1997                    1997                     1997
                               1998        (000)        1998        (000)       1998        (000)       1998        (000)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income    $     16,055   $   (14)  $    (70,160)  $   (10)  $    49,676   $    48   $   511,013   $    540
  Net realized gain
    (loss) on investments      (112,049)      692     (1,303,092)      143       331,027       165     4,555,162      2,749
  Net realized gain
    (loss) on foreign
    currency transactions            --        --             --        --        59,364        16       (13,518)       213
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                (983,039)      347     (3,151,030)      404        98,600       (43)    1,054,008      2,252
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                         --        --             --        --       (80,727)       11          (581)        (2)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Net increase (decrease)
    in net assets from
    operations               (1,079,033)    1,025     (4,524,282)      537       457,940       197     6,106,084      5,752
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares             --        --             --        --       (99,273)      (44)     (749,614)       (59)
    Service Shares                   --        --             --        --            --        --            --         --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares       (671,791)     (354)      (129,704)       --      (165,498)     (157)   (2,750,326)      (206)
    Service Shares                 (714)       --         (3,729)       --            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
    Total Distributions        (672,505)     (354)      (133,433)       --      (264,771)     (201)   (3,499,940)      (265)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                      993,107       955     18,023,858     2,924         7,298     1,630     1,843,652     15,743
  Shares issued in lieu
    of cash distributions       671,184       353        128,979        --       264,769       201     3,499,940        265
  Cost of shares
    repurchased              (1,102,195)     (370)    (2,784,723)     (185)         (371)     (296)   (1,892,864)       (67)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions                562,096       938     15,368,114     2,739       271,696     1,535     3,450,728     15,941
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
SERVICE SHARES:
  Proceeds from shares
    issued                    1,426,709         6      2,163,562        15            --        --            --         --
  Shares issued in lieu
    of cash distributions           123        --          3,630        --            --        --            --         --
  Cost of shares
    repurchased                (236,386)       --       (764,259)       (5)           --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    net assets from
    Service Share
    transactions              1,190,446         6      1,402,933        10            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS        1,752,542       944     16,771,047     2,749       271,696     1,535     3,450,728     15,941
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Total Increase
    (Decrease) in Net
    Assets                        1,004     1,615     12,113,332     3,286       464,865     1,531     6,056,872     21,428
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
NET ASSETS:
    Beginning of Period       5,730,000     4,115      3,286,000        --     4,954,000     3,423    39,330,000     17,902
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
    End of Period          $  5,731,004   $ 5,730   $ 15,399,332   $ 3,286   $ 5,418,865   $ 4,954   $45,386,872   $ 39,330
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                  78,159        74      1,444,154       275           519       144       155,926      1,363
  Shares issued in lieu
    of cash distributions        53,523        28         11,373        --        24,048        17       290,693         23
  Shares repurchased            (98,460)      (27)      (264,431)      (15)          (30)      (23)     (155,920)        (5)
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions                 33,222        75      1,191,096       260        24,537       138       290,699      1,381
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
SERVICE SHARES:
  Shares issued                 111,719        --        168,183         1            --        --            --         --
  Shares issued in lieu
    of cash distributions            10        --            320        --            --        --            --         --
  Shares repurchased            (22,987)       --        (64,347)       --            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                 88,742        --        104,156         1            --        --            --         --
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------
                           ------------   -------   ------------   -------   -----------   -------   -----------   --------


                           -------------------------   ----------------------   -------------------------

                                 INTERNATIONAL                EUROPEAN                  EMERGING
                                   SMALL CAP                 SMALL CAP                   MARKETS
                                    EQUITY                     EQUITY                    EQUITY
                                     FUND                       FUND                      FUND
                           -------------------------   ----------------------   -------------------------
                                             1997                      1997                       1997
                               1998          (000)         1998        (000)        1998          (000)
                           -------------   ---------   ------------   -------   -------------   ---------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income    $     172,648   $     141   $     19,938   $    60   $     737,937   $     675
  Net realized gain
    (loss) on investments      2,863,460      (6,005)     2,476,805       (84)    (19,044,324)      4,348
  Net realized gain
    (loss) on foreign
    currency transactions        (32,641)        427          7,506       (23)     (1,334,277)     (1,113)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments               (2,122,099)     (2,990)    (1,295,633)     (125)     (4,433,260)*   (15,042)**
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                    (586,032)         13         (2,720)        2        (485,780)        (16)
                           -------------   ---------   ------------   -------   -------------   ---------
  Net increase (decrease)
    in net assets from
    operations                   295,336      (8,414)     1,205,896      (170)    (24,559,704)    (11,148)
                           -------------   ---------   ------------   -------   -------------   ---------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares        (538,867)     (1,326)       (33,989)     (147)             --         (53)
    Service Shares                    --          --             --        --              --          --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares              --          --             --      (301)     (4,910,374)     (2,255)
    Service Shares                    --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
    Total Distributions         (538,867)     (1,326)       (33,989)     (448)     (4,910,374)     (2,308)
                           -------------   ---------   ------------   -------   -------------   ---------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                    10,555,621       4,190        605,000       660      40,703,882      67,367
  Shares issued in lieu
    of cash distributions        538,867       1,253         33,999       448       4,910,371       2,308
  Cost of shares
    repurchased              (39,835,613)    (49,017)    (8,522,055)     (705)    (64,165,220)    (50,397)
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions             (28,741,125)    (43,574)    (7,883,056)      403     (18,550,967)     19,278
                           -------------   ---------   ------------   -------   -------------   ---------
SERVICE SHARES:
  Proceeds from shares
    issued                            --          --             --        --              --          --
  Shares issued in lieu
    of cash distributions             --          --             --        --              --          --
  Cost of shares
    repurchased                       --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                      --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS       (28,741,125)    (43,574)    (7,883,056)      403     (18,550,967)     19,278
                           -------------   ---------   ------------   -------   -------------   ---------
  Total Increase
    (Decrease) in Net
    Assets                   (28,984,656)    (53,314)    (6,711,149)     (215)    (48,021,045)      5,822
                           -------------   ---------   ------------   -------   -------------   ---------
NET ASSETS:
    Beginning of Period       53,395,000     106,709      9,641,000     9,856      94,101,000      88,279
                           -------------   ---------   ------------   -------   -------------   ---------
    End of Period          $  24,410,344   $  53,395   $  2,929,851   $ 9,641   $  46,079,955   $  94,101
                           -------------   ---------   ------------   -------   -------------   ---------
                           -------------   ---------   ------------   -------   -------------   ---------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                1,079,352         456         45,688        53       5,358,001       7,353
  Shares issued in lieu
    of cash distributions         65,715         130          2,939        37         674,502         265
  Shares repurchased          (4,450,840)     (5,236)      (648,608)      (59)     (8,898,386)     (5,414)
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions              (3,305,773)     (4,650)      (599,981)       31      (2,865,883)      2,204
                           -------------   ---------   ------------   -------   -------------   ---------
                           -------------   ---------   ------------   -------   -------------   ---------
SERVICE SHARES:
  Shares issued                       --          --             --        --              --          --
  Shares issued in lieu
    of cash distributions             --          --             --        --              --          --
  Shares repurchased                  --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                      --          --             --        --              --          --
                           -------------   ---------   ------------   -------   -------------   ---------
                           -------------   ---------   ------------   -------   -------------   ---------

  * NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
 ** NET OF $16,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31,

                           -------------------------   -------------   ------------------------   ---------------------------
                                    GLOBAL                 CORE             INTERNATIONAL                  EMERGING
                                     FIXED             GLOBAL FIXED             FIXED                       MARKETS
                                    INCOME                INCOME                INCOME                       DEBT
                                     FUND                FUND (1)                FUND                        FUND
                           -------------------------   -------------   ------------------------   ---------------------------
                                             1997                                        1997                         1997
                               1998          (000)         1998            1998         (000)          1998          (000)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income    $   3,800,183   $   6,274   $    586,160    $   1,048,109   $  1,169   $   13,868,544   $   10,173
  Net realized gain
    (loss) on investments      2,677,674       2,051         76,963          654,484        267      (59,264,364)      24,233
  Net realized gain
    (loss) on foreign
    currency transactions        100,762      (3,599)       436,668          (69,977)      (685)      (2,903,958)         157
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments                  889,663      (2,915)     1,438,671          871,080       (643)      19,386,559      (28,717)
  Net change in
    unrealized gain
    (loss) on foreign
    currency denominated
    balances                    (407,863)      1,375        354,543         (128,244)       265         (216,208)         (49)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Net increase (decrease)
    in net assets from
    operations                 7,060,419       3,186      2,893,005        2,375,452        373      (29,129,427)       5,797
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares      (3,130,028)     (5,886)            --         (737,726)    (1,179)     (12,702,680)      (7,732)
    Service Shares                    --          --             --               --         --          (28,239)          --
  Net Realized Gains from
    Investment
    Transactions:
    Institutional Shares      (2,047,622)     (3,253)            --         (262,608)    (1,069)     (23,972,503)      (9,044)
    Service Shares                    --          --             --               --         --          (53,476)          --
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
    Total Distributions       (5,177,650)     (9,139)            --       (1,000,334)    (2,248)     (36,756,898)     (16,776)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued                    18,835,092       9,513     30,903,705        5,031,771     10,502      331,848,915      230,139
  Shares issued in lieu
    of cash distributions      4,869,068       8,013             --          771,090      2,079       36,380,368       16,515
  Cost of shares
    repurchased              (59,345,307)    (69,310)      (212,079)     (15,594,174)    (3,924)    (434,265,382)    (150,664)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    net assets from
    Institutional Share
    transactions             (35,641,147)    (51,784)    30,691,626       (9,791,313)     8,657      (66,036,099)      95,990
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
SERVICE SHARES:
  Proceeds from shares
    issued                            --          --             --               --         --          278,773          145
  Shares issued in lieu
    of cash distributions             --          --             --               --         --              277           --
  Cost of shares
    repurchased                       --          --             --               --         --         (241,732)          --
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    net assets from
    Service Share
    transactions                      --          --             --               --         --           37,318          145
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL TRANSACTIONS       (35,641,147)    (51,784)    30,691,626       (9,791,313)     8,657      (65,998,781)      96,135
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Total Increase
    (Decrease) in Net
    Assets                   (33,758,378)    (57,737)    33,584,631       (8,416,195)     6,782     (131,885,106)      85,156
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
NET ASSETS:
    Beginning of Period       92,180,000     149,917             --       27,937,000     21,155      187,587,000      102,431
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
    End of Period          $  58,421,622   $  92,180   $ 33,584,631    $  19,520,805   $ 27,937   $   55,701,894   $  187,587
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
CAPITAL SHARE
  TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                1,769,238         907      3,082,005          517,241      1,061       39,256,473       18,219
  Shares issued in lieu
    of cash distributions        478,768         757             --           80,658        205        4,096,888        1,455
  Shares repurchased          (5,604,513)     (6,481)       (20,877)      (1,567,741)      (385)     (49,459,434)     (11,661)
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    capital shares from
    Institutional Share
    transactions              (3,356,507)     (4,817)     3,061,128         (969,842)       881       (6,106,073)       8,013
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
SERVICE SHARES:
  Shares issued                       --          --             --               --         --           33,769           11
  Shares issued in lieu
    of cash distributions             --          --             --               --         --               31           --
  Shares repurchased                  --          --             --               --         --          (41,899)          --
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
  Increase (decrease) in
    capital shares from
    Service Share
    transactions                      --          --             --               --         --           (8,099)          11
                           -------------   ---------   -------------   -------------   --------   --------------   ----------
                           -------------   ---------   -------------   -------------   --------   --------------   ----------

(1)  CORE GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS ON 05/04/98.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIOD ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NET
                                  NET ASSET      NET          REALIZED       DISTRIBUTIONS
                                    VALUE     INVESTMENT         AND           FROM NET      DISTRIBUTIONS   NET ASSET
                                  BEGINNING    INCOME/       UNREALIZED       INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                  OF PERIOD     (LOSS)     GAINS (LOSSES)       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
--------------------------------------------------------------------------------------------------------------------------------

-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1998                           $11.12       $ 0.53         $ 0.18           $(0.53)             --        $11.30       6.58%
    1997                            10.99         0.57           0.22            (0.57)          (0.09)        11.12       7.49
    1996                            10.86         0.60           0.13            (0.60)             --         10.99       6.90
    1995                            10.37         0.61           0.49            (0.61)             --         10.86      10.90
    1994                            11.36         0.60          (0.61)           (0.60)          (0.38)        10.37      (0.15)
    1993                            10.56         0.67           0.84            (0.67)          (0.04)        11.36      14.68
    1992(1)                         10.00         0.60           0.56            (0.60)             --         10.56      13.42
Service Shares
    1998                           $11.11       $ 0.50         $ 0.19           $(0.50)             --        $11.30       6.42%
    1997(2)                         11.11         0.14             --            (0.14)             --         11.11       1.22+
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1998                           $10.76       $ 0.65         $ 0.20           $(0.65)         $(0.08)       $10.88       8.25%
    1997                            10.51         0.68           0.25            (0.68)             --         10.76       9.22
    1996                            10.62         0.68          (0.04)           (0.68)          (0.07)        10.51       6.27
    1995                             9.93         0.70           0.69            (0.70)             --         10.62      14.53
    1994                            10.95         0.64          (0.91)           (0.64)          (0.11)         9.93      (2.58)
    1993                             9.92         0.64           1.03            (0.64)             --         10.95      17.28
    1992(3)                         10.00         0.06          (0.08)           (0.06)             --          9.92      (1.61)
Service Shares
    1998(4)                        $10.75       $ 0.45         $ 0.13           $(0.45)         $   --        $10.88       5.28%+
-----------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-----------------------------------
Institutional Shares
    1998                           $10.28       $ 0.46         $ 0.09           $(0.46)         $   --        $10.37       5.51%
    1997                            10.13         0.52           0.16            (0.52)          (0.01)        10.28       6.93
    1996                            10.13         0.54           0.04            (0.54)          (0.04)        10.13       5.90
    1995(5)                         10.00         0.30           0.13            (0.30)             --         10.13       4.39+
Service Shares
    1998(6)                        $10.28       $ 0.39         $ 0.09           $(0.39)         $   --        $10.37       4.81%+
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1998                           $10.06       $ 0.60         $ 0.07           $(0.60)         $   --        $10.13       6.85%
    1997                            10.00         0.58           0.06            (0.58)             --         10.06       6.61
    1996                            10.01         0.60          (0.01)           (0.60)             --         10.00       6.09
    1995(7)                         10.00         0.37           0.01            (0.37)             --         10.01       3.82+
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1998(8)                        $10.00       $ 0.54         $(1.29)          $(0.54)+        $   --        $ 8.71      (7.84)%+
Service Shares
    1998(9)                        $10.28       $ 0.11         $(1.57)          $(0.11)         $   --        $ 8.71       0.27%+
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1998                           $14.72       $(0.01)        $(1.81)          $   --          $(1.68)       $11.22     (13.54)%
    1997                            13.10        (0.03)          2.87               --           (1.22)        14.72      23.29
    1996                            10.55        (0.02)          2.61            (0.04)             --         13.10      24.58
    1995(10)                        10.00         0.03           0.52               --              --         10.55       5.50+
Service Shares
    1998                           $14.71       $(0.05)        $(1.80)          $   --          $(1.68)       $11.18     (13.79)%
    1997(11)                        13.77        (0.03)          0.97               --              --         14.71       7.45+
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1998                           $12.62       $(0.05)        $(2.18)          $   --          $(0.49)       $ 9.90     (18.16)%
    1997(12)                        10.00        (0.04)          2.66               --              --         12.62      26.20+
Service Shares
    1998                           $12.62       $(0.06)        $(2.19)          $   --          $(0.49)       $ 9.88     (18.33)%
    1997(13)                        12.12        (0.02)          0.52               --              --         12.62       3.87+


                                                                                              RATIO OF NET
                                                                                RATIO OF       INVESTMENT
                                                                RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                   NET         TO AVERAGE    TO AVERAGE NET
                                                  RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                   NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                     END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                  PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
--------------------------------  ------------------------------------------------------------------------------------

-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1998                           $  570,743       0.54%          4.71%          0.58%            4.68%           42%
    1997                              361,461       0.54           5.19           0.61             5.12            67
    1996                              252,152       0.55           5.50           0.61             5.44            66
    1995                              221,058       0.54           5.75           0.62             5.67            63
    1994                              165,677       0.54           5.60           0.67             5.47            94
    1993                              148,022       0.55           5.94           0.75             5.74           160
    1992(1)                            94,700       0.55           6.31           0.79             6.07           143
Service Shares
    1998                           $    5,126       0.79%          4.41%          0.85%            4.35%           42%
    1997(2)                               192       0.79           4.95           0.85             4.89            67
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1998                           $1,263,215       0.55%          6.01%          0.56%            6.00%          122%
    1997                            1,103,121       0.55           6.50           0.60             6.45           178
    1996                              758,003       0.55           6.52           0.61             6.46           176
    1995                              494,221       0.54           6.81           0.63             6.72           182
    1994                              239,556       0.54           6.22           0.66             6.10           251
    1993                              147,917       0.55           6.01           0.72             5.84           196
    1992(3)                            25,528       0.55           5.24           1.66             4.13           148
Service Shares
    1998(4)                        $    1,533       0.80%          5.77%          0.87%            5.70%          122%
--------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
--------------------------------
Institutional Shares
    1998                           $   54,369       0.55%          4.46%          0.82%            4.19%           26%
    1997                               19,950       0.53           5.14           1.02             4.65            95
    1996                                9,132       0.53           5.34           1.58             4.29           129
    1995(5)                             3,724       0.52           4.60           2.16             2.96            62
Service Shares
    1998(6)                        $      436       0.80%          4.20%          1.02%            3.98%           26%
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1998                           $   20,201       0.55%          5.92%          0.93%            5.54%           98%
    1997                               17,083       0.53           5.77           1.09             5.21           186
    1996                                6,751       0.53           6.00           1.29             5.24           124
    1995(7)                             4,140       0.52           5.86           2.84             3.54            90
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1998(8)                        $   92,688       0.65%          9.34%          0.82%            9.17%          131%
Service Shares
    1998(9)                        $       81       0.90%         11.89%          1.05%           11.74%          131%
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1998                           $    4,734       1.25%          0.26%          2.44%           (0.93)%         108%
    1997                           $    5,724       1.25          (0.29)          2.63            (1.67)          122
    1996                                4,115       1.25          (0.23)          2.55            (1.53)          141
    1995(10)                            2,638       1.25           0.94           2.28            (0.09)           23
Service Shares
    1998                           $      997       1.50%          0.09%          2.76%           (1.17)%         108%
    1997(11)                                6       1.50          (0.77)          2.79            (2.06)          122
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1998                           $   14,363       1.49%         (0.75)%         2.59%           (1.85)%          85%
    1997(12)                            3,276       1.63          (0.49)          3.39            (2.25)          272
Service Shares
    1998                           $    1,036       1.74%         (0.98)%         2.68%           (1.92)%          85%
    1997(13)                               10       1.74          (1.15)          3.52            (2.93)          272

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/13/91. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/30/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/18/92. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) FIXED INCOME FUND SERVICE SHARES COMMENCED OPERATIONS ON 2/11/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/06/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 12/3/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) HIGH YIELD BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/16/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) HIGH YIELD BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 9/15/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11) SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/11/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(12) MICROCAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(13) MICROCAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/21/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIOD ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   NET
                                     NET ASSET      NET          REALIZED      DISTRIBUTIONS
                                       VALUE     INVESTMENT        AND           FROM NET      DISTRIBUTIONS   NET ASSET
                                     BEGINNING    INCOME/       UNREALIZED      INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                     OF PERIOD     (LOSS)     GAINS (LOSSES)      INCOME       CAPITAL GAINS   OF PERIOD   RETURN
----------------------------------------------------------------------------------------------------------------------------------

---------------------------
INTERNATIONAL EQUITY FUND:
---------------------------
Institutional Shares
    1998                              $11.62       $ 0.12         $ 0.90          $(0.23)         $(0.39)       $12.02       9.28%
    1997                               11.88         0.16           0.28           (0.15)          (0.55)        11.62       3.78
    1996                               10.95         0.11           1.25           (0.43)             --         11.88      12.70
    1995(1)                            10.00         0.08           0.87              --              --         10.95       9.50+
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1998                              $12.81       $ 0.15         $ 1.68          $(0.24)         $(0.90)       $13.50      15.36%
    1997                               10.60         0.25           2.11           (0.03)          (0.12)        12.81      22.48
    1996(2)                            10.00           --           0.60              --              --         10.60       6.00+
--------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
--------------------------------------
Institutional Shares
    1998                              $ 8.81       $ 0.08         $ 0.07          $(0.10)         $   --        $ 8.86       1.81%
    1997                                9.96         0.10          (1.12)          (0.13)             --          8.81     (10.40)
    1996                                9.40         0.03           0.57           (0.04)             --          9.96       6.43
    1995                               10.35         0.03          (0.72)          (0.04)          (0.22)         9.40      (6.67)
    1994(3)                            10.00         0.02           0.33              --              --         10.35       3.50+
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1998                              $11.80       $ 0.11         $ 1.61          $(0.04)         $   --        $13.48      14.65%
    1997                               12.54         0.04          (0.22)          (0.18)          (0.38)        11.80      (1.47)
    1996                               11.55         0.12           1.03           (0.12)          (0.04)        12.54      10.06
    1995(4)                            10.00         0.12           1.44           (0.01)             --         11.55      15.66+
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1998                              $ 7.69       $ 0.03         $(2.42)         $   --          $(0.38)       $ 4.92     (32.66)%
    1997                                8.80        (0.03)         (0.85)          (0.01)          (0.22)         7.69     (10.31)
    1996                                8.11         0.06           0.75           (0.03)          (0.09)         8.80      10.02
    1995                               11.00         0.04          (2.29)          (0.02)          (0.62)         8.11     (21.00)
    1994(5)                            10.00        (0.01)          1.01              --              --         11.00      10.00+
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1998                              $10.84       $ 0.63         $ 0.45          $(0.34)         $(0.22)       $11.36      10.58%
    1997                               11.26         0.35           0.01           (0.50)          (0.28)        10.84       3.34
    1996                               10.99         0.59           0.12           (0.37)          (0.07)        11.26       6.60
    1995                                9.85         0.35           0.99           (0.20)             --         10.99      13.88
    1994(6)                            10.00         0.25          (0.40)             --              --          9.85      (1.50)+
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1998 (7)                          $10.00       $ 0.19         $ 0.78          $   --          $   --        $10.97       9.70%+
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1998                              $10.16       $ 0.51         $ 0.65          $(0.27)         $(0.10)       $10.95      11.87%
    1997                               11.30         0.20          (0.11)          (0.64)          (0.59)        10.16       0.82
    1996                               11.34         0.86          (0.12)          (0.66)          (0.12)        11.30       6.82
    1995                                9.94         0.42           1.03           (0.05)             --         11.34      14.66
    1994(8)                            10.00         0.29          (0.35)             --              --          9.94      (0.60)+
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1998                              $11.95       $ 1.81         $(4.12)         $(1.32)         $(2.50)       $ 5.82     (30.35)%
    1997                               13.36         1.05           0.40           (1.32)          (1.54)        11.95      12.03
    1996                               10.55         1.21           2.60           (1.00)             --         13.36      38.42
    1995                               10.19         0.65          (0.17)          (0.11)          (0.01)        10.55       4.85
    1994(9)                            10.00         0.13           0.06              --              --         10.19       1.90+
Service Shares
    1998                              $11.95       $ 6.65         $(8.96)         $(1.32)         $(2.50)       $ 5.82     (30.35)%
    1997(10)                           13.61         0.03          (1.69)             --              --         11.95     (12.20)+


                                                                                                 RATIO OF NET
                                                                                   RATIO OF       INVESTMENT
                                                                   RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                      NET         TO AVERAGE    TO AVERAGE NET
                                                     RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                      NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                        END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                     PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
-----------------------------------  ------------------------------------------------------------------------------------

---------------------------
INTERNATIONAL EQUITY FUND:
---------------------------
Institutional Shares
    1998                               $  5,419        0.90%          0.92%          2.89%          (1.07)%          127%
    1997                                  4,954        0.90           0.97           2.79           (0.92)            55
    1996                                  3,423        0.90           0.72           3.59           (1.97)            39
    1995(1)                               2,738        0.90           1.55           2.73           (0.28)            19
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1998                               $ 45,387        0.90%          1.12%          1.13%           0.89%            49%
    1997                                 39,330        0.90           1.71           1.17            1.44             45
    1996(2)                              17,902        0.90          (0.41)          1.40           (0.91)             5
-----------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND
-----------------------------------
Institutional Shares
    1998                               $ 24,410        1.25%          0.43%          1.49%           0.19%           106%
    1997                                 53,395        1.25           0.16           1.37            0.04             59
    1996                                106,709        1.25           0.35           1.38            0.22             47
    1995                                 90,917        1.25           0.41           1.48            0.18             62
    1994(3)                              68,798        1.25           0.34           1.67           (0.08)            41
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1998                               $  2,930        1.25%          0.34%          2.96%          (1.37)%          111%
    1997                                  9,641        1.25           0.58           2.12           (0.29)            44
    1996                                  9,856        1.25           0.96           2.50           (0.29)            49
    1995(4)                               9,336        1.25           1.25           2.24            0.26             34
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1998                               $ 46,080        1.25%          0.90%          1.52%           0.63%            85%
    1997                                 94,101        1.25           0.68           1.44            0.49             94
    1996                                 88,279        1.25           0.63           1.52            0.36             69
    1995                                 93,288        1.25           0.44           1.55            0.14             49
    1994(5)                              56,892        1.36          (0.12)          1.79           (0.55)            45
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1998                               $ 58,422        0.60%          4.82%          0.77%           4.65%           182%
    1997                                 92,180        0.65           5.30           0.77            5.18            179
    1996                                149,917        0.75           5.39           0.79            5.35            223
    1995                                139,337        0.78           5.61           0.87            5.52            147
    1994(6)                              53,915        0.85           5.71           1.28            5.28            173
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1998 (7)                           $ 33,585        0.55%          4.19%          0.96%           3.78%           151%
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1998                               $ 19,521        0.57%          4.36%          1.08%           3.85%           181%
    1997                                 27,937        0.65           5.00           1.06            4.59            174
    1996                                 21,155        0.75           5.41           1.03            5.13            235
    1995                                 27,603        0.78           5.51           1.15            5.14            187
    1994(8)                              15,238        0.85           5.66           1.42            5.09            130
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1998                               $ 55,684        1.05%          9.82%          1.31%           9.56%           638%
    1997                                187,455        1.32           7.15           1.47            7.00            472
    1996                                102,431        1.50          10.15           1.92            9.73            227
    1995                                 84,438        1.79          10.97           2.05           10.71            266
    1994(9)                              16,248        1.90           7.04           2.60            6.34             52
Service Shares
    1998                               $     18        1.30%         10.78%          1.76%          10.32%           638%
    1997(10)                                132        1.50          18.65           1.71           18.44            472

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) EUROPEAN EQUITY GROWTH FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/03/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/03/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) EUROPEAN SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 11/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/04/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) CORE GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/4/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/22/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Growth Fund (formerly, Morgan Grenfell European Equity Fund), Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund (formerly Morgan Grenfell Pacific Basin Equity Fund), Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". At October 31, 1998, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
    SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Morgan Grenfell Investment Services Limited (the "Advisers"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Advisor, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
    INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
    The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
    NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.
    CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
    If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
    FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
    The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
    The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
    FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes.
    FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently

--------------------------------------------------------------------------------

marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
    Accordingly, permanent differences primarily attributable to net operating loss for the year or realized foreign exchange gains and losses have been reclassified as follows:


                            UNDISTRIBUTED      ACCUMULATED
                            NET INVESTMENT    NET REALIZED     PAID-IN
FUND                        INCOME (LOSS)    GAINS (LOSSES)    CAPITAL
-------------------------  ----------------  ---------------  ---------

Short-Term Municipal Bond
  Fund                       $     (8,027)     $     9,102    $  (1,075)
High Yield Bond Fund                4,891          --            (4,891)
Microcap Fund                      71,666               63      (71,729)
International Equity Fund          89,510          (89,510)      --
European Equity Growth
  Fund                             24,207          (24,207)      --


                            UNDISTRIBUTED      ACCUMULATED
                            NET INVESTMENT    NET REALIZED     PAID-IN
FUND                        INCOME (LOSS)    GAINS (LOSSES)    CAPITAL
-------------------------  ----------------  ---------------  ---------

International Small Cap
  Equity Fund                $    384,286      $    32,641     (416,927)
European Small Cap Eq-
  uity fund                         7,506           (7,506)      --
Emerging Markets
  Equity fund                    (738,144)       1,471,448     (733,304)
Global Fixed Income Fund          100,762         (100,762)      --
Core Global Fixed
  Income Fund                     436,668         (436,668)      --
International Fixed
  Income Fund                     (69,977)          69,977       --
Emerging Markets Debt
  Fund                          2,905,082       (2,905,082)      --


    The above reclassifications have no effect on net assets or net asset value per share of the above Funds.
    EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell, Inc. absorbed all expenses of organizing the Trust.
    OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of all the Funds as follows:

                                          ANNUAL
FUND                                      FEES
----------------------------------------  -----

Municipal Bond Fund                       0.12%
Fixed Income Fund                         0.12%
Short-Term Municipal Bond Fund            0.12%
Short-Term Fixed Income Fund              0.12%
High Yield Bond                           0.12%
Smaller Companies                         0.22%
Microcap Fund                             0.22%
International Equity Fund                 0.30%
European Equity Growth Fund               0.30%
International Small Cap Equity Fund       0.30%
European Small Cap Equity Fund            0.30%
Emerging Markets Equity Fund              0.30%
Global Fixed Income Fund                  0.25%
Core Global Fixed Income Fund             0.25%
International Fixed Income Fund           0.25%
Emerging Markets Debt Fund                0.25%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Administrator began serving as the Trust's Administrator effective October 13, 1998; however, fees payable to the Administrator at the above rates became effective from November 1, 1998.
    Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Trust's Administrator and received an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund also paid SEI a minimum annual administration fee of $60,000 (after a one-year phase in period). Services rendered by SEI to the Trust were substantially the same as being rendered by the Administrator; however, administration fees payable to SEI did not include fees payable to the Trust's transfer agent and SEI as accounting agent to the Trust. During the period from November 1, 1997 through October 12, 1998, SEI received in aggregate $2,104,813 in fees from the Trust which has been allocated to the Funds based on their relative net assets during the period.
    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds (collectively referred to as "Advisers"). For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

Municipal Bond Fund                       0.40%
Fixed Income Fund                         0.40%
Short-Term Municipal Bond Fund            0.40%
Short-Term Fixed Income Fund              0.40%
High Yield Bond Fund                      0.50%
Smaller Companies Fund                    1.00%
Microcap Fund                             1.50%
International Equity Fund                 0.70%
European Equity Growth Fund               0.70%
International Small Cap Equity Fund       1.00%
European Small Cap Equity Fund            1.00%
Emerging Markets Equity Fund              1.00%
Global Fixed Income Fund                  0.50%
Core Global Fixed Income Fund             0.50%
International Fixed Income Fund           0.50%
Emerging Markets Debt Fund                1.00%

--------------------------------------------------------------------------------

    The Advisers have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:



                                            INSTITUTIONAL       SERVICE
                                               SHARES           SHARES
                                          -----------------  -------------

Municipal Bond Fund                              0.55%            0.80%
Fixed Income Fund                                0.55%            0.80%
Short-Term Municipal Bond Fund                   0.55%            0.80%
Short-Term Fixed Income Fund                     0.55%            0.80%
High Yield Bond Fund                             0.65%            0.90%
Smaller Companies Fund                           1.25%            1.50%
Microcap Fund                                    1.49%            1.74%
International Equity Fund                        0.90%            1.15%
European Equity Growth Fund                      0.90%            1.15%
International Small Cap Equity Fund              1.25%            1.50%
European Small Cap Equity Fund                   1.25%            1.50%
Emerging Markets Equity Fund                     1.25%            1.50%
Global Fixed Income Fund                         0.60%(1)         0.85%
Core Global Fixed Income Fund                    0.55%            0.80%
International Fixed Income Fund                  0.55%(2)         0.80%
Emerging Markets Debt Fund                       1.00%(3)         1.25%


(1) 0.65% PRIOR TO JANUARY 1, 1998, 0.55% PRIOR TO MARCH 6, 1998

(2) 0.65% PRIOR TO JANUARY 1, 1998

(3) 1.25% PRIOR TO JANUARY 1, 1998

Certain officers and/or Trustees of the Trust are affiliated with the Administrator, SEI or Advisers.
    SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisers, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
    The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in Service Shares.
    During the period ended October 31, 1998, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.

4. Forward Foreign Currency Contracts

The International Funds may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

    The following forward foreign currency contracts were outstanding at October 31, 1998:



                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------

INTERNATIONAL EQUITY FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/13/98     JPY   (42,314,000)  $    290,918     $ (72,696)
                                                  --------------
                                                  --------------

INTERNATIONAL SMALL CAP FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/13/98     JPY  (377,000,000)  $  2,667,516     $(572,130)
                                                  --------------
                                                  --------------

EMERGING MARKETS EQUITY FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
   2/26/99      ZAR  (11,166,000)  $  1,553,855     $(363,028)
   2/26/99      ZAR   (2,564,000)       356,805       (83,360)
                                                  --------------
                                                    $(446,388)
                                                  --------------
                                                  --------------

FOREIGN CURRENCY PURCHASES:
   2/26/99      ZAR    2,564,000   $   (441,825)    $  (1,660)
                                                  --------------
                                                    $(448,048)
                                                  --------------
                                                  --------------

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998


                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------

GLOBAL FIXED INCOME FUND
----------------------------------------------------------------
FORWARD CURRENCY SALES:
   11/2/98       DEM    (510,000)  $    308,176     $     260
  11/18/98       AUD  (5,200,000)     3,108,352      (143,578)
  11/18/98       DEM  (3,900,000)     2,260,018       (96,387)
  11/18/98       DEM    (600,000)       369,936         7,413
  11/18/98     JPY  (158,000,000)     1,101,045      (257,613)
  12/16/98       DEM  (3,000,000)     1,819,638         4,570
   1/27/99       DEM    (890,000)       545,009         5,552
   1/27/99       DEM    (328,000)       200,857         2,046
   1/27/99       DEM    (570,000)       345,769           274
   1/27/99     JPY  (170,000,000)     1,470,970        (6,632)
   1/27/99     JPY   (40,000,000)       346,081        (1,591)
                                                  --------------
                                                    $(485,686)
                                                  --------------
                                                  --------------

FOREIGN CURRENCY PURCHASES:
  11/18/98       AUD   5,200,000   $ (3,076,008)    $ 175,923
  11/18/98       DEM     700,000       (392,205)       30,739
  11/18/98       DEM   3,900,000     (2,185,143)      171,262
  12/16/98       DEM   7,700,000     (4,597,440)       61,232
   1/27/99       DEM     890,000       (546,012)       (6,555)
   1/27/99     JPY   990,000,000     (8,461,538)      143,322
                                                  --------------
                                                    $ 575,923
                                                  --------------
                                                    $  90,237
                                                  --------------
                                                  --------------
CORE GLOBAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/18/98       DEM  (1,630,000)  $    944,572     $ (40,285)
  11/18/98       DEM  (1,650,000)       999,521         2,581
  11/18/98      GRD (376,000,000)     1,210,872      (120,841)
  12/16/98       DEM    (120,000)        73,484           882
   1/27/99       DEM  (1,650,000)     1,011,581        11,463
   1/27/99       DEM    (410,000)       251,534         3,020
   1/27/99       DEM    (520,000)       316,209         1,021
                                                  --------------
                                                    $(142,159)
                                                  --------------

FOREIGN CURRENCY PURCHASES:
  11/13/98     JPY   196,295,000   $ (1,680,320)    $   6,487
  11/18/98       DEM     570,000       (319,365)       25,032
  11/18/98       DEM   1,630,000       (913,273)       71,584
  11/18/98       DEM   2,200,000     (1,311,589)       17,665
  11/18/98       DEM   1,800,000     (1,007,275)       80,297
  11/18/98       GRD 376,000,000     (1,241,744)       89,969
  12/16/98       DEM     540,000       (336,197)       (9,485)
  12/16/98     JPY   120,000,000       (917,554)      118,695
   1/27/99     JPY   120,000,000     (1,036,448)        6,565
   1/27/99     JPY   272,000,000     (2,289,755)       74,409
                                                  --------------
                                                    $ 481,218
                                                  --------------
                                                    $ 339,059
                                                  --------------
                                                  --------------


                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------

INTERNATIONAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/18/98       DEM  (1,700,000)  $    975,296     $ (51,855)
  11/18/98       DEM    (100,000)        58,001        (2,419)
  11/18/98       DEM    (950,000)       551,012       (22,984)
  11/18/98       DEM  (1,480,000)       884,374        (9,851)
  11/18/98       DEM    (150,000)        89,633          (998)
  11/18/98     ESP  (242,000,000)     1,649,625       (69,620)
  11/18/98      GRD (298,000,000)       959,681       (95,773)
  12/16/98     JPY   (60,000,000)       447,094       (71,031)
   1/27/99       DEM    (970,000)       589,404         1,456
   1/27/99       DEM    (255,000)       155,064           500
                                                  --------------
                                                    $(322,575)
                                                  --------------
                                                  --------------

FOREIGN CURRENCY PURCHASES:
  11/18/98       DEM     100,000   $    (56,029)    $   4,392
  11/18/98       DEM   1,700,000       (952,493)       74,658
  11/18/98       DEM     680,000       (380,526)       30,334
  11/18/98       DEM     950,000       (531,617)       42,379
  11/18/98       DEM   1,180,000       (703,489)        9,475
  11/18/98       DEM     150,000        (89,820)          811
  11/18/98      ESP   30,000,000       (211,566)        1,564
  11/18/98       GRD 298,000,000       (984,148)       71,305
  12/16/98     JPY    56,000,000       (428,192)       55,391
                                                  --------------
                                                    $ 290,309
                                                  --------------
                                                    $ (32,266)
                                                  --------------
                                                  --------------

EMERGING MARKETS DEBT FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  11/30/98      FRF     (880,000)  $    159,594     $   1,013
                                                  --------------
                                                  --------------


CURRENCY LEGEND
----------------------------------
AUD Australian Dollar               DEM German Mark
ESP Spanish Peseta                  FRF French Franc
JPY Japanese Yen                    GRD Greek Drachma
                                    ZAR South African Rand

--------------------------------------------------------------------------------

5. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the year ended October 31, 1998, were as follows:



                                     PURCHASES         SALES
                                   --------------  --------------

Municipal Bond Fund                $  414,700,145  $  206,764,032
Fixed Income Fund                   1,554,887,977   1,405,510,776
Short-Term Municipal Bond Fund         42,662,716       9,434,487
Short-Term Fixed Income Fund           21,042,117      16,669,958
High Yield Bond Fund                  175,528,154      77,206,063
Smaller Companies Fund                  7,854,399       6,945,844
Microcap Fund                          21,999,324       8,205,452
International Equity Fund               7,127,967       6,675,680
European Equity Growth Fund            27,055,076      22,011,948
International Small Cap Equity
 Fund                                  37,940,164      64,884,836
European Small Cap Equity Fund          5,586,067      10,896,888
Emerging Markets Equity Fund           66,056,810     107,631,922
Global Fixed Income Fund              132,996,856     166,773,526
Core Global Fixed Income Fund          72,931,778      42,236,547
International Fixed Income Fund        40,220,966      49,547,920
Emerging Markets Debt Fund            792,948,993     912,949,157


    For Federal income tax purposes, the cost of securities owned at October 31, 1998 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at October 31, 1998 for each Fund is as follows:


                                                               NET
                                                            UNREALIZED
                             APPRECIATED    DEPRECIATED    APPRECIATION/
                             SECURITIES     SECURITIES    (DEPRECIATION)
                            -------------  -------------  ---------------

Municipal Bond Fund          $16,153,780    $  (496,009)   $  15,657,771
Fixed Income Fund             34,552,055     (3,315,754)      31,236,301
Short-Term Municipal Bond
  Fund                           733,452        (51,899)         681,553
Short-Term Fixed Income
  Fund                           202,190        (13,719)         188,471
High Yield Bond Fund             109,342     (7,862,749)      (7,753,407)
Smaller Companies Fund           689,807       (825,846)        (136,039)
Microcap Fund                    571,370     (3,318,400)      (2,747,030)
International Equity Fund        470,783       (122,183)         348,600
European Equity Growth
  Fund                         9,511,698     (2,480,690)       7,031,008


                                                               NET
                                                            UNREALIZED
                             APPRECIATED    DEPRECIATED    APPRECIATION/
                             SECURITIES     SECURITIES    (DEPRECIATION)
                            -------------  -------------  ---------------

International Small Cap
  Equity Fund                $ 2,516,667    $(2,798,766)   $    (282,099)
European Small Cap Equity
  Fund                           485,418       (306,051)         179,367
Emerging Markets Equity
  Fund                         1,709,911    (16,970,171)     (15,260,260)
Global Fixed Income Fund       3,025,996       (230,333)       2,795,663
Core Global Fixed Income
  Fund                         1,537,030        (98,359)       1,438,671
International Fixed Income
  Fund                         1,178,898        (77,818)       1,101,080
Emerging Markets Debt Fund        71,297     (2,249,738)      (2,178,441)


At October 31, 1998 the following Funds had available realized capital losses to offset future net capital gains:



                                                   EXPIRATION
                                                      DATE
                                                -----------------

Short-Term Municipal Bond Fund    $     81,796   10/31/2005-2006
High Yield Bond Fund                 3,828,196     10/31/2006
Smaller Companies Fund                  77,665     10/31/2006
Microcap Fund                        1,288,735     10/31/2006
International Small Cap Equity
 Fund                                3,907,438     10/31/2005
Emerging Markets Equity Fund        19,039,901     10/31/2006
Emerging Markets Debt Fund          58,257,758     10/31/2006


    During the year ended October 31, 1998, Short-Term Fixed Income Fund and International Small Cap Equity Fund utilized $10,733 and $2,954,781 of available realized capital losses from prior period.

6. Loan Participations/Assignments

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998

only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. Concentration of Risks

The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
    The Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
    Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. Revolving Credit Agreement

In 1997, certain Funds of the Trust had entered into a Revolving Credit Agreement (the "Agreement"), as amended, payable on demand, with The Northern Trust Company (the "Lender" and the custodian for the participating Funds at that time). The maximum aggregate credit available to all the participating Funds under the Agreement, which expired on July 31, 1998 was $50,000,000. Interest payments on borrowings were payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum. The participating Funds were also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the year ended October 31, 1998, the participating Funds incurred approximately $38,330 in commitment fees under the Agreement which has been allocated to the participating Funds based on their relative net assets during the non-borrowing period. During the period ended October 31, 1998, the Global Fixed Income Fund, International Fixed Income Fund

--------------------------------------------------------------------------------

and the Emerging Markets Equity Fund (the "Borrowing Funds") borrowed under the Agreement at different times. During the period ended October 31, 1998, the weighted average interest rate paid by the Borrowing Funds was 5.74% and the maximum and average amount of the loans outstanding during the borrowing period was $10,800,000 and $4,280,682. During the period ended October 31, 1998, the Borrowing Funds incurred and paid aggregate interest charges of $30,918 under the Agreement.
    At October 31, 1998, there were no borrowings outstanding under the Agreement. Effective November 2, 1998, certain Funds of the Trust entered into a Credit Agreement with BankBoston, N.A. for an aggregate maximum credit of $50,000,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, High Yield Bond Fund, Smaller Companies Fund, Microcap Fund, International Equity Fund, European Equity Growth Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund series of Morgan Grenfell Investment Trust (the "Trust") at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial position of the Municipal Bond Fund and Fixed Income Fund series of the Trust at October 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the years ended October 31, 1994 and October 31, 1993 and the period ended October 31, 1992 of the Municipal Bond Fund and Fixed Income Fund were audited by other independent accountants whose report dated December 14, 1994 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
December 16, 1998

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- UNAUDITED

For the fiscal year ended October 31, 1998, 99.0% and 99.0% of the income distribution paid by the Municipal Bond Fund and the Short-Term Municipal Bond Fund, respectively, was derived from federal tax-exempt interest obligations.

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1998 CALENDAR YEAR AFTER YEAR END.

MORGAN
GRENFELL
INVESTMENT
TRUST

------------------

ANNUAL
REPORT

OCTOBER 31, 1998

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES

Patrick W. W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

Joan A. Binstock,
VICE PRESIDENT AND SECRETARY

David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Tracie E. Richter,
TREASURER, CHIEF FINANCIAL OFFICER

INVESTMENT ADVISORS
Morgan Grenfell Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR
Morgan Grenfell Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MG-F-11-1098-01

                                                                    ATTACHMENT A

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -  OCTOBER 31, 1998

                                                -------------  -------------  -------------  -------------
                                                                                   NEW          JAPANESE
                                                    TOTAL          GLOBAL          ASIA        SMALL CAP
                                                 RETURN BOND       EQUITY         EQUITY         EQUITY
                                                     FUND           FUND           FUND           FUND
                                                -------------  -------------  -------------  -------------

ASSETS:
  Cash                                               $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------

  Total assets                                        1,000          1,000          1,000          1,000
                                                -------------  -------------  -------------  -------------

LIABILITIES:                                               -              -              -              -
                                                -------------  -------------  -------------  -------------

NET ASSETS:                                          $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

Shares of beneficial interest issued
  and outstanding (unlimited authorization-
  based on $0.001 par value)                            100            100            100            100
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                         $10.00         $10.00         $10.00         $10.00
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------


THE FUNDS HAVE NOT COMMENCED OPERATIONS AS OF OCTOBER 31, 1998.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

                   MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
                              NOTES TO FINANCIAL STATEMENT


1. ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Growth Fund (formerly, Morgan Grenfell European Equity Fund), Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund (formerly Morgan Grenfell Pacific Basin Equity Fund), Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). At October 31, 1998, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had no operations. The Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity issued shares to SEI Financial Management Corporation ("SEI", the former "Administrator"), a wholly-owned subsidiary of SEI Corporation on December 29, 1993. The Total Return Bond Fund issued shares to SEI on March 31, 1998. Morgan Grenfell Inc., the Adviser for the Domestic Funds, absorbed all expenses of organizing the Trust. The accompanying financial statement relates only to the Total Return Bond Fund, Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity Fund.

2. ADMINISTRATION, INVESTMENT ADVISORY, DISTRIBUTION AND SERVICE AGREEMENTS

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of the respective Fund as follows:

                                                                     Annual
    Fund                                                              Fees
    ----                                                             ------

    Total Return Bond Fund                                           0.12%
    Global Equity Fund                                               0.30%
    New Asia Equity Fund                                             0.30%
    Japanese Small Cap Equity Fund                                   0.30%


    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund.

    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds. For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:




          Total Return Bond Fund                  0.45%
          Global Equity Fund                      0.70%
          New Asia Equity Fund                    0.70%
          Japanese Small Cap Equity Fund          1.00%

                   MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1998
                              NOTES TO FINANCIAL STATEMENT


The Advisers has voluntarily agreed to reduce its advisory fee to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:




          Total Return Bond Fund                  0.60%
          Global Equity Fund                      0.90%
          New Asia Equity Fund                    0.90%
          Japanese Small Cap Equity Fund          1.25%


Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisers.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.

                          REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Trustees
Morgan Grenfell Investment Trust


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Total Return Bond Fund, Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity Fund (separate portfolios of Morgan Grenfell Investment Trust, hereafter referred to as the "Trust") at October 31, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, NY 10036
December 16, 1998

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Morgan Grenfell thank you for investing in our family of mutual funds.

We are pleased to announce that Morningstar-TM- has recognized several of the Funds for their strong investment processes and performance(1). Most notably, our fixed income offerings received excellent ratings.

As of April 30, 1999,

    - The Morgan Grenfell Fixed Income Fund was rated 4 stars out of 1,534 fixed income funds.

    - The Morgan Grenfell Municipal Bond Fund was rated 5 stars out of 1,579 municipal bond funds.

    - The Morgan Grenfell Short-Term Fixed Income Fund was rated 5 stars out of 1,534 fixed income funds.

    - The Morgan Grenfell Short-Term Municipal Bond Fund was rated 5 stars out of 1,579 municipal bond funds.

In addition, our International Select Equity Fund climbed in the ranks. As of April 30, 1999,

    - The Morgan Grenfell International Select Equity Fund was rated 4 stars out of 1,144 international equity funds.

We discuss the recent strategic improvements that contributed to the International Select Equity Fund's success in the Management's Discussion and Analysis section of this report.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. In the pages that follow you will find a discussion of the Funds' investment performance as written by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six month period ending April 30, 1999.

We appreciate your continued support and confidence in Morgan Grenfell.

Sincerely,

/s/ James E. Minnick

James E. Minnick
President,
Morgan Grenfell Investment Trust

------------------------
(1) Morningstar ratings reflect historical risk-adjusted performance. They are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury Bill returns. The top 10% of the funds in the investment category receive a five-star rating, and the next 22.5% receive a four-star rating.

TABLE OF CONTENTS
--------------------------------------------------------------------------------



Management's Discussion and Analysis of Fund
    Performance.........................................          1
Schedule of Investments.................................         24
Statement of Assets and Liabilities.....................         84
Statement of Operations.................................         86
Statement of Changes in Net Assets......................         88
Financial Highlights....................................         92
Notes to Financial Statements...........................         94

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAX-EXEMPT FIXED INCOME FUNDS
- MUNICIPAL BOND FUND
- SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW

    Municipal bonds have performed relatively well during the six-month period ending April 30, 1999, despite a significant rise in interest rates in the US Treasury bond market.
    As a result of persistent strong growth in the US economy and the accompanying increased demand for money, US Treasury bond yields rose nearly 50 basis points in the five-to ten-year maturity range. The rise in municipal bond yields, however, was more muted on the order of 10 to 15 basis points higher. As a result, municipal bond prices decreased less than comparable US Treasury bond prices.
    Six months ago, we highlighted the relative attractiveness of municipal bonds to US Treasury bonds. We noted then that high global demand for the superior credit quality of US Treasury bonds amidst unsettled economic environments in Asia, Russia and Latin America spurred a rally in the US Treasury bond market. The municipal bond market did not participate in this rally due to a period of excess supply of new issues.
    That imbalance led us to increase the maturity of our municipal bond portfolios to take advantage of the historically high ratio of municipal yields to US Treasury yields. We did not believe that we were incurring additional maturity or duration risk, because an eventual return to the normal tax-exempt/ taxable yield relationship would not have an impact on municipal bond prices, even if US Treasury yields rose. Additionally, if the normal yield relationship was restored while US Treasury yields were stable, the portfolio would have benefited from the catch-up in rising municipal bond prices.
    Since November, US Treasury bond prices have fallen as yields have steadily risen. The rise in US Treasury yields has not only prevented municipal yields from declining, but, surprisingly, has initiated some price weakening of municipal bonds. Although the relative value of municipal bonds compared to US Treasury bonds has decreased from the prior period's extreme undervaluation, it nonetheless remains attractive on an historical basis.

- MUNICIPAL BOND FUND

    Since the inception of the Morgan Grenfell Municipal Bond Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds in order to obtain that high level of income.
    In pursuit of this goal, we have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls offer attractive investment opportunities.
    As described in the Market Review above, we slightly extended the duration of the Fund in 1998 to take advantage of the extreme undervaluation of municipal bonds relative to US Treasuries. We brought the duration back to its normal level as the yield ratio returned to its historic relationship.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                              MUNICIPAL BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date

Municipal
 Bond,
Institutional
 Shares*            1.72%       5.42%       6.74%        7.05%        8.03%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Morgan Grenfell         Lehman 5 year          Lipper Intermediate
             Municipal Bond Fund,        G.O. Index        Municipal Debt Funds Index
             Institutional Shares

12/13/91                    $250,000           $250,000                         $250,000
4/92                        $259,653           $256,278                         $252,400
4/93                        $295,239           $281,839                         $279,583
4/94                        $269,033           $263,672                         $257,928
4/95                        $289,017           $277,336                         $271,237
4/96                        $310,946           $297,273                         $288,867
4/97                        $331,148           $311,588                         $304,004
4/98                        $358,768           $332,940                         $326,500
4/99                        $378,198           $354,600                         $346,025

*COMMENCED OPERATIONS ON DECEMBER 13, 1991. PERFORMANCE BEGINS ON DECEMBER 31,
 1991 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                      MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------



                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date

Municipal Bond, Service
 Shares*                        1.60%       5.15%       5.29%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                MORGAN GRENFELL                           LIPPER INTERMEDIATE
             MUNICIPAL BOND FUND,       LEHMAN 5 YEAR        MUNICIPAL DEBT
                SERVICE SHARES           G.O. INDEX           FUNDS INDEX

7/30/97                     $250,000           $250,000                $250,000
4/98                        $260,204           $257,289                $257,374
4/99                        $273,611           $274,027                $272,765


*COMMENCED OPERATIONS ON JULY 30, 1997. PERFORMANCE BEGINS ON JULY 31, 1997 FOR
 COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- SHORT-TERM MUNICIPAL BOND FUND
    The Morgan Grenfell Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a very short duration. It is intended to provide investors with an attractive investment alternative to lower-yield, tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.
    During the semi-annual period, we continued to add value through individual selection of attractively priced bonds. The Fund has benefited from investments in bonds with sinking fund retirements and mortgage prepayment calls, and we continue to invest in these securities.

--------------------------------------------------------------------------------

                 ----------------------------------------------

              SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------



                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date

Short-Term
 Municipal Bond,
 Institutional
 Shares*                 1.70%       4.96%       5.86%        5.90%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Morgan Grenfell Short Term             IBC Financial All          Lipper Short Term
             Municipal Bond Fund, Institutional Shares       Tax-Free Average      Municipal Debt Fund Index

3/6/95                                           $250,000              $250,000                        $250,000
4/95                                             $253,070              $251,435                        $252,204
4/96                                             $267,428              $259,485                        $264,057
4/97                                             $283,911              $267,140                        $275,121
4/98                                             $302,241              $275,429                        $288,630
4/99                                             $317,221              $283,037                        $302,022

*COMMENCED OPERATIONS ON MARCH 6, 1995. PERFORMANCE BEGINS ON MARCH 31, 1995 FOR
 COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                 SHORT-TERM MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------



                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date

Short-Term Municipal
 Bond, Service Shares*          1.47%       4.58%       4.48%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell Short     IBC Financial All       Lipper Short
              Term Municipal Bond       Tax-Free Average      Term Municipal
             Fund, Service Shares                             Debt Fund Index

12/3/97                     $250,000              $250,000             $250,000
4/98                        $254,234              $252,401             $252,675
4/99                        $265,881              $259,373             $264,399


*COMMENCED OPERATIONS ON DECEMBER 3, 1997. PERFORMANCE BEGINS ON DECEMBER 31,
 1997 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe municipal bonds remain moderately undervalued at current US Treasury bond yield levels. We expect the yield ratio between Treasury and municipal bonds to continue to trend downward until falling back in line with its historical relationship.
    The relative lack of supply, especially if municipalities cannot refund due to rising interest rates, should drive municipal market conditions. We will continue to focus on the purchase of high-quality issues, such as government-backed bonds, as investors are seldom rewarded for purchasing lower-rated issues.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
- FIXED INCOME FUND
- SHORT-TERM FIXED INCOME FUND

MARKET REVIEW

    The six months ended April 30, 1999 witnessed a 180-degree turn in investor sentiment regarding fixed income securities. As the period began, the global economic landscape was still rumbling from the tremors in Southeast Asia and Russia and increasingly threatening pre-quake readings in Brazil.
    With the outcome as uncertain as ever, the forecasters projected these global shocks would combine with a slower growing Europe to drag down the US economy. The obvious result would be still lower Treasury yields and limited upside in US spread sectors. By the end of the period, however, Treasury yields were significantly higher across the curve; spread sectors uniformly outperformed duration-matched Treasuries; and the US economic expansion continued unabated.
    For the benchmark indices, much of the price appreciation resulting from outperformance in spread sectors was offset by the negative price effect of higher Treasury yields. The bellwether 30-year Treasury yield rose 43 basis points to finish the semi-annual period at 5.66%, while the 2-year Treasury yield rose 80 basis points to finish at 5.06%. Consequently, the Lehman Aggregate Bond Index returned just 0.69% for the six months ending April 30, 1999, while the Lehman Government/Corporate Index (which does not include Mortgages) returned -0.12%.

- FIXED INCOME FUND

    The Morgan Grenfell Fixed Income Fund posted strong returns relative to the benchmark index for the six months ended April 30, 1999. The Fund's guiding principle is that, regardless of the direction of interest rates, a focused approach to determining fundamental value in individual issues provides superior risk-adjusted returns over the long term. Adherence to that relative value discipline through a late-1998 period marked by fear and forced liquidations was rewarded as liquidity returned to the fixed income markets in 1999.
    The Fund benefited from its higher allocation to spread sectors relative to the index. The high quality, short-duration nature of the Asset-Backed securities owned in the Fund made these bonds particularly strong performers for the period.
    Mortgages benefited from slowing prepayments and declining volatility later in the period, while Corporates owed their strong performance to the dissipation of global angst and the consequent return of liquidity to the asset class.
    Taxable Municipal securities provided the Fund with a liquid trading vehicle during the "crisis" period, allowing us to capitalize on significant relative value opportunities when much of the debt market trading had ground to a halt. These spread sector successes were partially offset on a nominal basis by increasing interest rates across the maturity spectrum.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                               FIXED INCOME FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date

Fixed Income,
Institutional
 Shares*            1.15%       5.96%       8.05%        8.08%        7.98%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                                                   Lipper Intermediate
              Morgan Grenfell         Lehman            Investment
               Fixed Income,         Aggregate          Grade Bond
            Institutional Shares    Bond Index          Fund Index

9/18/92                  $250,000       $250,000                $250,000
4/93                     $271,891       $263,254                $263,043
4/94                     $281,607       $265,492                $265,147
4/95                     $302,562       $284,899                $281,772
4/96                     $329,243       $309,515                $304,342
4/97                     $354,910       $331,428                $325,037
4/98                     $392,009       $367,587                $357,769
4/99                     $415,379       $390,635                $378,018


*COMMENCED OPERATIONS ON SEPTEMBER 18, 1992.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                       FIXED INCOME FUND, SERVICE SHARES
                 ----------------------------------------------



                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date

Fixed Income, Service
 Shares*                        1.06%       5.73%       5.23%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, SERVICE SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell      Lehman Aggregate      Lipper Intermediate
              Fixed Income,          Bond Index           Investment Grade
             Service Shares                               Bond Fund Index

2/11/98               $250,000               $250,000                $250,000
4/98                  $251,565               $252,154                $252,104
4/99                  $265,970               $267,965                $266,373


*COMMENCED OPERATIONS ON FEBRUARY 11, 1998. PERFORMANCE BEGINS ON FEBRUARY 28,
 1998 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- SHORT-TERM FIXED INCOME FUND

    The Morgan Grenfell Short-Term Fixed Income Fund purchases short-term investment grade securities, providing a high level of income with limited price volatility.
    The Short-Term Fixed Income Fund generated strong investment performance relative to its benchmark, the Merrill Lynch 6-month Treasury Bill Index. The Fund's higher yield and significant allocation to the top-performing spread sectors contributed positively to performance.
    Short-duration, high-quality taxable municipal securities were one of the stronger performers through the tumultuous market environment of the late '98, early '99 period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's heavy allocation to this asset class was a strong contributor to performance. Offsetting strong spread sector performance was the Fund's longer duration relative to the benchmark in a rising rate environment.

                 ----------------------------------------------

                          SHORT-TERM FIXED INCOME FUND
                 ----------------------------------------------



                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date

Short-Term Fixed
 Income*                 2.24%       6.44%       6.45%        6.25%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE MERRILL LYNCH 6-MONTH TREASURY BILL INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Morgan Grenfell Short       Merrill Lynch 6 - Month      Lipper Short Investment
             Term Fixed Income Fund         Treasury Bill Index        Grade Debt Funds Index

3/13/95                       $250,000                     $250,000                     $250,000
4/95                          $251,755                     $252,131                     $253,411
4/96                          $266,231                     $266,821                     $270,491
4/97                          $283,115                     $281,441                     $287,532
4/98                          $301,732                     $297,293                     $307,400
4/99                          $321,157                     $312,722                     $323,231

*COMMENCED OPERATIONS ON MARCH 13, 1995.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    The portfolio management team continues to find dislocations between individual issues throughout the fixed income market. These dislocations have become tactically easier to capitalize on given the return of liquidity to the markets. Credit spreads, having retraced much of the widening of the "crisis" period, still appear cheap in an historical context. However, we anticipate a more gradual narrowing of spreads going forward, owing to the higher risk premium in the market as a result of the events of 1998.

TAXABLE FIXED INCOME FUNDS:
HIGH YIELD
- HIGH YIELD BOND FUND

MARKET REVIEW

    The first quarter of 1999 continued where the last quarter of 1998 left off. The rebound in riskier asset classes, which began with multiple Federal Reserve interest rate cuts, continued and gained momentum as confidence in financial markets returned and investors perceived that the feared global financial collapse had been avoided.
    We expected a strong quarter with the potential of hitting our six-month target in the first three months of the year, and that is exactly what happened. However, based on continued improvement in emerging market countries and continued strong US growth, we do not believe the market is acting inappropriately.
    As previously mentioned, we expected defaults to increase, and they have. Defaults have climbed to roughly 4% on a trailing twelve-month basis, which is the highest rate of defaults seen since November of 1992. This is not necessarily alarming, as spreads remain attractive and appear to adequately compensate investors for the risks. We believe the Fund's continued focus on the fundamentals of the companies in which we invest should help us avoid such pitfalls. To date, there have been no defaults in the history of the Fund.

--------------------------------------------------------------------------------

- HIGH YIELD BOND FUND

    Previously, we expected the Fund to underperform its benchmark in the month of December. The market had become soft prior to year-end, and we decided to use the weakness in the market (as we did in August and September 1998) to position the fund for stronger future performance. The Fund did in fact underperform in the month of December but has greatly outperformed in each of the last three months partly as a result of those changes made to the portfolio in December.
    We expect to see this strategy continue. We believe that when markets become weaker and investors move in the same direction, it is often a good time to be a contrarian and take advantage of cheaper prices which fundamental credit analysis suggestions are unwarranted. It is this fundamental long-term focus that we believe gives the Fund an advantage over short-term oriented investors who are typically late to the party and late to exit.
    The Fund's strong performance during the beginning of 1999 continued to be largely the result of the fundamental, issuer-specific, credit analysis we performed last fall during the crisis. At that time we focused on strong companies that would be survivors through a downturn and would be the most enviable assets when a recovery emerged.
    We were also rewarded for continuing to exploit the theme of globalization, particularly in the Telecommunications and Media sectors. Our focus on globalization and companies with strong credit fundamentals, in fact, resulted in several credit specific "homeruns", such as Global Crossings and Metronet.
                 ----------------------------------------------
                             HIGH YIELD BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date

High Yield Bond,
 Institutional Shares*         16.54%       6.04%       6.56%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, INSTITUTIONAL SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                Morgan Grenfell         CSFB High     Lipper High
             High Yield Bond Fund,     Yield Index     Yield Bond
             Institutional Shares                      Fund Index

3/16/98                     $250,000       $250,000        $250,000
4/98                        $253,210       $251,674        $252,806
4/99                        $268,494       $253,414        $255,360


*COMMENCED OPERATIONS ON MARCH 16, 1998.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------
                      HIGH YIELD BOND FUND, SERVICE SHARES
                 ----------------------------------------------



                   AVERAGE TOTAL RETURN
                                   6 Months     Inception
                                    Return       to Date

High Yield Bond, Service Shares*      16.23%       16.53%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, SERVICE SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



               Morgan Grenfell                      Lipper High
               High Yield Bond        CSFB High      Yield Bond
            Fund, Service Shares     Yield Index     Fund Index

9/15/98                   $250,000       $250,000        $250,000
4/99                      $291,330       $266,853        $272,949


*COMMENCED OPERATIONS ON SEPTEMBER 15, 1998. PERFORMANCE BEGINS ON SEPTEMBER 30,
 1998 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MARKET OUTLOOK

    For several reasons, we have improved (tightened) our spread targets for securities in the Fund. The bifurcation in high yield credit spreads, which could prevent a further rally in index spreads, has begun to show signs of dissipating. Investors have begun venturing back into cyclical and weaker CCC-rated credits. Insurance and pension money managers are returning to the market, and there is massive demand from CBOs coming to market. In combination, demand has thus far continued to exceed supply from the investment banks.
    We do not expect the bifurcation in the market to disappear completely in 1999 as defaults are increasing and investors need a little more time to forget the near meltdown of last fall. While it is our belief that the rapid price appreciation seen in the last six months is largely over for this year, we do believe that a strong yield story remains.
    Provided there is no backsliding in the global situation and the outlook for the US and Europe remains sound, high yield could continue to rally to a more historical average spread over Treasuries. In addition, if interest rates remain low, we believe investors will likely continue seeking higher yielding opportunities in order to maintain dividend levels.
    As always, there are a number of risks that could result in a reversal of the high yield rally. US and European growth could slow more than anticipated; stock markets could start to correct from historically high valuations; and back-sliding in what appears to be a fundamentally improving global and emerging market environment.
    However, on a risk-return basis, we believe the asset class and the outlook for our holdings remain attractive.

SMALL CAPITALIZATION EQUITY FUNDS
- SMALLER COMPANIES FUND
- MICROCAP FUND

MARKET REVIEW

    Investor sentiment surrounding the US equity market has changed dramatically over the six months ended April 30, 1999.
    At the beginning of this period, stocks were coming off a fairly severe correction ignited by fears associated with the collapse of the high-profile Long Term Capital Management hedge fund and the default of Russian bonds. Investors perceived that economic weakness in Asia, Latin America and Eastern Europe was spreading to Western Europe and the United States and that the long-running US economic expansion was finally coming to an end.
    Six months later, with the global economy somewhat stabilized, investors now fear that inflation in the United States will derail the economic expansion and take the stock market down with it. There is concern that the Federal Reserve will increase interest rates to stave off inflation and/or that rates will rise to reflect the increasing demand for capital.
    In general, small capitalization stocks continued to underperform their larger counterparts during this period. Though volatile, the large cap market continued to appreciate, with the Dow Jones Industrial Average of 30 large cap stocks exceeding the psychologically important 10,000-point mark. The S&P 500 Index of large capitalization stocks appreciated 22.30% during this period, outperforming the Russell 2000 (15.20%) and the S&P 600 (9.00%) small stock benchmarks.

--------------------------------------------------------------------------------

- SMALLER COMPANIES FUND
    The Morgan Grenfell Smaller Companies Fund performed well during this semi-annual period. The Fund outperformed the S&P 600 Small Cap Index, returning 18.33% vs. the benchmark's return of 9.0%.
    The Fund is broadly diversified across the main sectors of the US economy. There are 79 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (23%), Technology (22%), Credit Sensitive (15%) and Health Care (14%). The Fund's weighted average market cap is $1.2 billion.
    We continue to seek companies with above-average growth rates selling at reasonable valuations. Our team focuses primarily on individual stock selection with the goal of providing value-added performance relative to the universe of US smaller companies.
                 ----------------------------------------------
                            SMALLER COMPANIES FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                      AVERAGE TOTAL RETURN
                                         Annualized   Annualized
                   6 Months    1 Year      3 Year      Inception
                    Return     Return      Return       to Date

Smaller
 Companies,
 Institutional
 Shares*              18.33%     -6.70%       8.21%       14.09%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, INSTITUTIONAL SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell Smaller      S&P 600 Small     Lipper Small
                 Companies Fund,            Cap Index         Cap Funds
              Institutional Shares                              Index

6/30/95                       $250,000           $250,000         $250,000
4/96                          $327,087           $333,980         $345,146
4/97                          $312,640           $346,538         $310,839
4/98                          $444,199           $508,545         $442,510
4/99                          $414,437           $435,823         $397,728


*COMMENCED OPERATIONS ON JUNE 30, 1995.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------
                            SMALLER COMPANIES FUND,
                                 SERVICE SHARES
                 ----------------------------------------------



                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date

Smaller Companies,
 Service Shares*             18.10%      -7.02%       5.11%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, SERVICE SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



               Morgan Grenfell                          Lipper Small
              Smaller Companies       S&P 600 Small       Cap Funds
            Fund, Service Shares        Cap Index           Index

7/11/97                   $250,000           $250,000         $250,000
4/98                      $294,152           $307,200         $293,719
4/99                      $273,516           $263,270         $263,994


*COMMENCED OPERATIONS ON JULY 11, 1997.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- MICROCAP FUND
    The Morgan Grenfell Microcap Fund performed well during this semi-annual period. The Fund outperformed the Russell 2000 Index, returning 38.59% vs. the benchmark's return of 15.16%.
    The Fund is broadly diversified across the main sectors of the US economy. There are 65 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (28%), Technology (20%), Credit Sensitive (14%) and Health Care (14%). The Fund's weighted average market cap is $275 million.
    We continue to seek companies with above-average growth rates selling at reasonable valuations. Our team focuses primarily on individual stock selection with the goal of providing value-added performance relative to the universe of very small US companies.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                      MICROCAP FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------



                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date

Microcap, Institutional
 Shares*                     38.59%      -1.72%      16.38%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, INSTITUTIONAL SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Morgan Grenfell                 Russell      Lipper Microcap
            Microcap Fund, Institutional Shares     2000 Index        Fund Index

12/18/96                                 $250,000       $250,000            $250,000
4/97                                     $231,250       $244,165            $233,494
4/98                                     $364,080       $347,691            $341,088
4/99                                     $357,821       $315,530            $292,824

*COMMENCED OPERATIONS ON DECEMBER 18, 1996.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         MICROCAP FUND, SERVICE SHARES
                 ----------------------------------------------



                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date

Microcap, Service
 Shares*                     38.56%      -1.79%      10.03%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, SERVICE SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell
             Microcap Fund,        Russell      Lipper Microcap
             Service Shares      2000 Index        Fund Index

8/21/97               $250,000       $250,000            $250,000
4/98                  $299,225       $286,939            $282,712
4/99                  $293,859       $260,397            $242,708


*COMMENCED OPERATIONS ON AUGUST 21, 1997. PERFORMANCE BEGINS ON AUGUST 31, 1997
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
MARKET OUTLOOK
    We are pleased with both the absolute and benchmark-relative returns of the Funds, and we see many opportunities for the Fund's success to continue. With more than 6,000 publicly traded small and micro cap companies on the market today, we have an excellent opportunity to find successful companies early in their growth cycles. We believe this will result in strong investment performance when small company stocks return to market favor.
INTERNATIONAL EQUITY FUNDS
- INTERNATIONAL SELECT EQUITY FUND
- EUROPEAN EQUITY GROWTH FUND
- INTERNATIONAL SMALL CAP EQUITY FUND
- EUROPEAN SMALL CAP EQUITY FUND
- EMERGING MARKETS EQUITY FUND
MARKET REVIEW
    Performance from international equity markets during the sixth months under review was positive overall, benefiting from an improving growth outlook and signs of recovery in some emerging economies.
    Equity markets worldwide recovered strongly in late 1998, regaining some of the ground lost during the sharp market falls in August and September. Positive performance continued into 1999 as falling interest rates in emerging economies together with rate cuts in the US, UK and Europe helped to improve the outlook for global economic growth.
    Although the devaluation of the Brazilian Real early in 1999 reawakened concerns about the stability of emerging markets, signs that the economic crisis in Southeast Asia might be bottoming were received positively by foreign investors, resulting in strong outperformance by emerging markets in the region.

--------------------------------------------------------------------------------

    In developed markets, the more positive outlook for the global economy together with a stronger oil price resulted in a strong shift away from traditional "growth" and "defensive" stocks towards heavily cyclical sectors such as Oil, Steel and Basic Materials.

- INTERNATIONAL SELECT EQUITY FUND
(FORMERLY THE INTERNATIONAL EQUITY FUND)

    During the period under review, the MSCI EAFE index returned 15.44%. The International Select Equity Fund produced a return of 35.08% in the same period, more than double the index return.
    The International Select Equity Fund selects high quality growth companies with visible earnings streams and above-average, sustainable return on capital.
    During the fourth quarter of 1998 the managers decided to focus the Fund on a smaller number of holdings, a move that has significantly enhanced the relative performance of the Fund. The stock selection process remains unchanged, with stocks selected on a 'bottom-up' basis. Portfolio construction is now driven entirely by the stock selection process. Hedging continues to be carried out on a centralized basis.
    In the period under review, the more positive outlook for the global economy resulted in marked outperformance by stocks and sectors demonstrating strong and visible earnings growth, such as those in Telecommunications. The Fund's overweight position in this sector, and specific holdings such as Equant (Netherlands), Nokia Oyj (Finland) and Colt Telecom Group Plc (UK) had a positive impact on performance over the period.
    Signs of recovery in the Far East bolstered Consumer Cyclical companies such as Philips Electronics (Electronics), Gucci (Luxury Goods) and Compagnie Financiere Richemont (Luxury Goods and Tobacco). More recently, the increased interest in internet-related themes led to dramatic outperformance by stocks such as ConSors Discount Broker AG (Germany), a small online broker in Germany.
    The Fund benefited from the recovery in UK-Asian banks such as HSBC and Standard Chartered. Performance of the Fund's Japanese stocks was weaker, largely due to the "defensive" nature of our holdings in Tokyo Electric Power and Secom in particular. These stocks suffered as investor sentiment became more positive on the outlook for the domestic economy.
    The Fund's positioning remains entirely determined by our views on specific companies, analyzed at a sectoral level. Value creation continues to be most prevalent in the growth areas of Telecommunications, Technology, Business Services and Retail/Leisure.
    In regional terms, our focus remains on the developed markets (from a shareholder value perspective) of the UK and Continental Europe, where we are continuing to find new opportunities in a number of sectors. Examples of these are UPC, a cable TV operator expanding in broadband services; Benckiser, a producer of specialized detergent products; Lagardere S.C.A., a defense and media conglomerate with an important share in the Airbus consortium; and GEC, a traditional electronics and power company metamorphosing into an internet infrastructure company. Our exposure to Japan and Asia remains highly stock specific.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------
                        INTERNATIONAL SELECT EQUITY FUND
                 ----------------------------------------------



                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date

International
 Select Equity          35.08%      27.35%      14.89%       17.44%


COMPARISON OF CHANGE IN THE VALUE OF $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SELECT EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND THE LIPPER INTERNATIONAL EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Morgan Grenfell          Morgan Stanley
            International Select    Capital International    Lipper International
                Equity Fund              EAFE Index           Equity Funds Index

5/15/95                  $250,000                 $250,000                $250,000
4/96                     $311,631                 $282,334                $290,964
4/97                     $314,951                 $280,640                $317,850
4/98                     $371,136                 $334,607                $386,187
4/99                     $472,636                 $367,432                $395,533

*COMMENCED OPERATIONS ON MAY 15, 1995.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- EUROPEAN EQUITY GROWTH FUND
    The European equity markets in the period under review produced a positive return, with the MSCI Europe Index returning 10.98% and the Fund 11.29%.
    The six months under review saw some shift in the pattern of performance with continental markets outperforming the UK in the final two months of 1998. They then enjoyed an explosive start to the new year, rising 10% in the first week of January in a euphoric response to the advent of the euro. In the absence of any resoundingly positive economic news, much of this rise was later unwound.
    Subsequent to this period, returns in Continental Europe have been more muted, especially in US dollar terms. Finland has been the strongest market in local currency terms. In particular, stocks such as Nokia Oyj, driven by strong growth and favorable comparisons with Ericsson Lm Series B, outperformed markedly.
    Norway, a long-term underperformer in the past, also outperformed as the recovery in the oil price took most people by surprise. Oil stock helped France to outperform the European average as both Elf and Total rallied sharply. Not being part of the euro-eleven helped the UK returns, given that the euro started life with less strength than central bankers had expected. The Fund raised its exposure to the UK during the first quarter of 1999. Germany featured prominently among the underperformers, dogged by macroeconomic weakness and political uncertainty.
    Our view is that the outlook for economic growth in Europe is positive, and that it is not subject to much change for the moment. Optimism that the global economy will recover has recently allowed some of the cyclical areas of the market to rise sharply, but we continue to believe that earnings disappointments are not necessarily behind us. The supply/demand equations for many of the basic products whose stocks have led the rally remain unconvincing, and pricing power remains elusive across wide swaths of industry.
    Corporate activity across the entire market will remain a major feature. Companies such as Vodafone with Airtouch, Total/Petrofina, Astra/Zeneca, Hoechst/Rhone-Poulenc, Sanofi/Synthelabo, Daimler/Chrysler, Societe Generale/Paribas have announced agreed deals while BNP and Olivetti are involved in hostile proposals.
    It is clear that, in a lower growth environment which allows little pricing power or top-line growth, companies are seeking economies of scale and the cost cutting opportunities

--------------------------------------------------------------------------------

which size allows. Otherwise, they face being squeezed over time. This process, when properly implemented, should bring beneficial effects for shareholders. We are positive on the outlook for Vodafone, BP Amoco, Total and DaimlerChrysler. Such corporate activity is likely to continue and should ensure that interest in equity markets remains keen.
    This leaves quoted Europe as a whole in an environment of modest growth, both in the economy and on the top line of profit and loss accounts. While we believe that there will be earnings growth this year, we think it will result largely from cost-reduction programs that have already been implemented, the burgeoning in M&A activity, and from a narrower band of genuine growth industries.
    The Fund keeps its focus on visible growth. We have retained our overweight stance on the Telecommunications, Broadcasting and Business Services sectors. Given our skepticism about the prospects for wholesale upgrades in the more cyclical sectors, we have avoided large increases in weightings there. However, we have added selectively where we believe visibility is reasonable, prospects are good, and valuations are attractive.
    During 1999, the Fund has purchased Usinor, Billiton, BP Amoco and Valeo and increased its positions in DaimlerChrysler and S.G.E. These have been partially funded by reductions in the Pharmaceutical sector, where, in contrast to the USA, growth is proving elusive for some of the major European companies.
    The Fund is now overweighted in the UK relative to Continental Europe. Within the latter region, we favor the non-euro countries as opposed to those in the euro-zone. The most notable underweight is Germany, although this stance is less strong than it has been in the past, since we are beginning to see greater commitment to shareholders at companies such as Siemens, a recent purchase.

                 ----------------------------------------------

                          EUROPEAN EQUITY GROWTH FUND
                 ----------------------------------------------



                    AVERAGE TOTAL RETURN
                                                  Annualized
                           6 Months     1 Year     Inception
                            Return      Return      to Date

European Equity Growth*       11.29%       2.34%      21.22%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN EQUITY GROWTH FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell            Morgan Stanley             Lipper European
             European Equity     Capital International Europe       Region Funds
               Growth Fund                   Index                      Index

9/3/96                $250,000                         $250,000             $250,000
4/97                  $297,702                         $294,171             $287,047
4/98                  $407,145                         $429,284             $406,890
4/99                  $416,684                         $454,912             $415,312

*COMMENCED OPERATIONS ON SEPTEMBER 3, 1996.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- INTERNATIONAL SMALL CAP EQUITY FUND
    The International Small Cap Equity Fund underperformed the benchmark during the last quarter of 1998 by 439 basis points. This was due to the strong rebound in stock markets after the September 1998 sell-off. Stock selection contribution was still positive while the effects of currency hedging were the main contributors to negative performance.
    During the first quarter of 1999, however, the Fund outperformed the benchmark by 249 basis points. This was driven by very strong stock selection in Japan.
    The best performing small capitalization equity market during the six-month period was Indonesia (+131.8%). The Asian region in

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

general performed better than the other regions. The strongest European market was Italy, which returned +31.0% during the period. The period started with a sharp recovery in the first quarter to December 1998, while the first quarter of 1999 had lower volatility.
    The Fund was sharply ahead of benchmark in Continental Europe and Japan. Continental Europe performed very well during the fourth quarter of 1998, resulting in an overall performance 16.4% ahead of the index. Japan was ahead of benchmark by 16.7% in the 6-month period, mainly due to outperformance in the first quarter of 1999.
    Overall, small stocks outperformed large stocks during the period as the valuation gap between large caps and small caps is now evident. We believe the valuation gap between large and smaller companies remains and that small stocks should keep outperforming large stocks in the near term.
    The Fund focuses on high quality, growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk, we have constructed a portfolio of the best small businesses outside North America. We believe these will deliver superior performance over time.

                 ----------------------------------------------

                      INTERNATIONAL SMALL CAP EQUITY FUND
                 ----------------------------------------------



                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date

International
 Small Cap
 Equity*           20.77%      11.81%       0.62%        1.45%        2.37%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EURO/PACIFIC SMALL CAP INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



              Morgan Grenfell       NatWest Markets
            International Small      Euro/Pacific
              Cap Equity Fund       Small Cap Index

1/3/94                  $250,000             $250,000
4/94                    $263,500             $291,663
4/95                    $226,085             $292,020
4/96                    $277,932             $328,187
4/97                    $236,322             $285,673
4/98                    $253,268             $295,988
4/99                    $283,173             $315,615


*COMMENCED OPERATIONS ON JANUARY 3, 1994.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- EUROPEAN SMALL CAP EQUITY FUND
    European small capitalization equity markets have been very exciting in the last six months. The last three months of 1998, in particular, showed strong returns. This was driven by recovery of cyclical stocks which were oversold during the stock market correction in the previous quarter.
    The next three months showed a different picture. Weaker markets in the beginning of 1999 were driven by the low probability of further interest cuts in Europe. When interest rates were indeed cut, cyclical stocks outperformed again. The Fund outperformed strongly in January, and underperformed slightly in the next two months.
    Our outlook on European small capitalization stocks remains positive. With low and stable interest rates in Europe, the perception

--------------------------------------------------------------------------------

that European domestic economies would continue to grow in 1998 and 1999 remains. There are also indications that the US economy remains strong, while companies we invest in are confirming signs that Asian economies have bottomed out.
    In this environment, small cap stocks outperformed large caps in 1999. Large companies now show evident relative overvaluation compared to their smaller counterparts. Europe has had low interest rates for some time, and this is beginning to affect the returns on capital employed of large companies because of lower hurdle rates for investments.
    We continue to favor small caps where growth is driven by innovation, product leadership, and pricing power.

                 ----------------------------------------------

                         EUROPEAN SMALL CAP EQUITY FUND
                 ----------------------------------------------



                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date

European Small Cap
 Equity*                11.17%       6.20%       6.77%       11.00%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EUROPEAN SMALL CAP INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell      NatWest Markets      Lipper European
             European Small       European Small           Region
             Cap Equity Fund         Cap Index           Funds Index

11/1/94               $250,000             $250,000             $250,000
4/95                  $261,873             $267,323             $255,000
4/96                  $328,413             $305,424             $299,804
4/97                  $312,795             $334,309             $355,807
4/98                  $376,330             $445,963             $504,356
4/99                  $399,680             $446,662             $514,796


*COMMENCED OPERATIONS ON NOVEMBER 1, 1994. PERFORMANCE BEGINS ON OCTOBER 31,
 1994 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- EMERGING MARKETS EQUITY FUND

    Emerging markets generally enjoyed a period of strong performance during the six months ending April 30, 1999, with the MSCI EMF Index up 34.87% in US dollar terms. With this return, emerging markets outperformed the world's major developed markets. After the turmoil of 1997 and 1998, we have now seen two successive quarters in which the asset class has recorded strong positive gains.

    The main focus for investors during the period was Brazil, where the authorities were finally forced to drop the Real's link to the US dollar. The currency fell swiftly before strengthening around the BRL/US$1.80 level.

    The decision to float the Brazilian Real in January sent shock-waves throughout Latin America. However, prospects have improved following the signature of a revised IMF agreement, the appointment of a credible Central Bank President, final approval of tax measures, pledges from commercial banks to maintain credit lines, and an improving trade position. This increased level of confidence has allowed the exchange rate to stabilize and should allow interest rates to fall from their present levels of around 45%.

    The risks are still considerable, however. High interest rates worsen the fiscal deficit, severe fiscal adjustments must still be agreed by the states, and inflation is still a risk. As a result, the economy is likely to contract this year.
    Unlike previous problems in emerging markets, such as the round of currency devaluations in Asia in 1997 and the Russian debt crisis in August 1998, market reaction has been positive. The Brazilian equity market has rebounded strongly, and returns have more

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

than compensated for currency losses. Perhaps even more importantly, sentiment in the region has also remained strong, with the Mexican peso actually strengthening as interest rates have been allowed to fall in the context of improving inflationary expectations. The "contagion" effects of the previous two years were, therefore, little in evidence during the period.
    The Mexican market performed well, managing to de-couple from Brazil by virtue of its well-managed economy, a positive outlook for both domestic and US growth, lower than forecast inflation, a stronger peso and steeply falling local interest rates.
    Excitement in Argentina and Chile has largely centered around a few stocks which have been the focus of foreign take-over activity, coupled with interest rate falls and better news on commodity prices, particularly oil. The smaller Andean markets continued to underperform largely due to lack of liquidity and poor earnings prospects for 1999.
    The European emerging markets saw strong returns, driven by two key markets, Turkey and Russia. In Southern Europe, investor sentiment in Turkey improved in the run up to elections in April. Turkey reported a strong current account surplus in 1998, combined with pleasing inflation figures.
    Performance of the Central European markets was a little disappointing. Investors became concerned as to the impact of a slowing EU economy on the region, despite the attractive valuation of many stocks. In Poland, in particular, companies' heavy investment programs are depressing earnings growth.
    In Russia, the market rallied strongly, initially on speculation that proceeds from GKO restructuring would be channeled into the equity market, then as a result of the rising oil price and expectations of a further IMF package. The economic environment in Russia remains extremely difficult, and major structural reforms required by the economy will be difficult to implement ahead of parliamentary and presidential elections in 1999 and 2000.
    The Greek market continued its positive performance, supported by strong earnings growth. Retail interest in the market is tremendously strong, and has pushed valuations of a number of stocks to extreme levels. Israel, too, showed a strong performance in the first quarter--rapidly falling inflation has permitted the central bank to cut interest rates twice so far this year.
    Asian markets had a strong start at the turn of the year but soon entered into a consolidation phase due to renewed concerns over Renmimbi devaluation and negative implications of a weaker Yen. Further evidence that the economies in the region have bottomed out and subsequent stability in the Yen enabled the markets to regain their upward bias toward the end of the period.
    Despite a less supportive outlook for US interest rates, we expect that Asia will continue to offer attractive returns to investors over the medium term. There are clear indications that the worst of the Asian economic crisis is over, and in economies which were first to restructure such as Korea and Thailand, we are beginning to see early signs of recovery. A sustained and durable economic recovery is necessary for stronger corporate performance, which will form the basis for Asia's further rerating. We have seen good progress in the Banking sector problems

--------------------------------------------------------------------------------

across the region, particularly in Korea, which is in the process of disposing restructured banks to foreign buyers.
    India performed well, as budget measures that resolved the equity overhang from UTI, the largest domestic mutual fund, resulted in an upward rerating of the market. The Taiwan market also performed well after recovering sharply from its lows in early February on the back of measures announced by the government aimed at shoring up the financial system and easing the burden on the Banking sector.
    South Africa performed strongly, due to falling interest rates and the perception that the market equity risk premium should be lower. This has lead to a strong rally in the Consumer sector.
    Although we would not be complacent about challenges facing emerging markets, we are heartened by the recovery in most markets over the last two quarters. We are now also more positive on the attractions of the asset class in comparison with developed markets.
    The recovery in some commodity prices will generally boost emerging economies, and a reversal of the significant investor outflows of last year may also be supportive of emerging equity markets over the coming months.

                 ----------------------------------------------

                          EMERGING MARKETS EQUITY FUND
                 ----------------------------------------------



                           AVERAGE TOTAL RETURN
                                      Annualized   Annualized   Annualized
               6 Months     1 Year      3 Year       5 Year      Inception
                Return      Return      Return       Return       to Date

Emerging
   Markets
   Equity*        28.86%     -19.75%      -8.57%       -3.60%       -5.48%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX AND THE LIPPER EMERGING MARKETS EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell              Morgan Stanley
             Emerging Markets         Capital International          Lipper Emerging Markets
               Equity Fund         Emerging Markets Free Index          Equity Funds Index

2/1/94                 $250,000                          $250,000                      $250,000
4/94                   $223,500                          $215,385                      $213,664
4/95                   $215,923                          $205,025                      $194,798
4/96                   $243,386                          $234,508                      $223,336
4/97                   $255,935                          $244,568                      $241,917
4/98                   $231,809                          $209,032                      $211,097
4/99                   $186,034                          $187,732                      $179,707


*COMMENCED OPERATIONS ON FEBRUARY 1, 1994.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
MARKET OUTLOOK
    The outlook for international equities as a whole has broadly improved over the last six months. This has been driven by the ongoing recovery in emerging markets and the apparent buoyancy of the US economy. Emerging economies show signs of bottoming, and we believe falling interest rates in the region are likely to provide support to corporate earnings now that many companies have cut costs.
    We also believe that increased demand in Asia should feed through to higher export demand and lower price competition for manufacturers in developed markets, supporting estimates of corporate earnings and economic growth.
    We are still concerned about the outlook for Japan, however. Despite government action to rescue the Financial sector and a series of restructuring announcements from large

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

corporations, recovery in the domestic economy has so far failed to materialize. The outlook for corporate earnings remains uncertain and the market looks expensive based on earnings and cashflow multiples. Consequently, the Fund is underweighted in Japan while we focus on high-quality stocks with high earnings visibility.
    World equity market performance in the near term is likely to depend on the health of the US economy and interest rate environment. US consumer demand has remained resilient during the last six months, and inflation, helped by lower commodity prices, has been stable at low levels. While this continues, the outlook for equity markets worldwide is likely to remain positive.
    On the other hand, bond markets are beginning to reflect a more realistic outlook for inflation and are discounting short-term interest rate rises. A rise in US interest rates could undermine global growth forecasts and, consequently, equity markets.
    Valuations of most equity markets worldwide have now recovered to historically high levels, supported by the low inflation environment and historically low bond yields. The MSCI EAFE index is currently trading on forward multiples of 30x earnings and 2.7x book value, so on an absolute basis markets look vulnerable to a change in sentiment. We are concerned about the possibility of a correction in the near term but we believe the Fund is well positioned over the medium term.

INTERNATIONAL FIXED INCOME FUNDS
- CORE GLOBAL FIXED INCOME FUND
- GLOBAL FIXED INCOME
- INTERNATIONAL FIXED INCOME FUND
- EMERGING MARKETS DEBT FUND

MARKET REVIEW

    Bond markets, with the exception of the US, posted solid returns in the six months to April 1999. European markets were the best performing as rates were cut given the slowing economy. Emerging markets rallied considerably, despite the Brazilian devaluation.
    The US economy was buoyant but inflation was remarkably benign. However, with the improving outlook for emerging markets, the bond market began to favor a reversal of the last easing made by the Federal Reserve in the fourth quarter of 1998. Thus the bond market, having traded in a range at the end of the year, sold off in 1999. Canada and Australia benefited from an improved inflation outlook and ensuing rate cuts and outperformed the US.
    In Europe, growth remained subdued given the poor performance of the manufacturing sector. Inflation continued to fall to new lows. Central banks reduced rates at the end of 1998, as did the newly created European Central Bank in the first quarter of 1999. Bond markets performed extremely well in this supportive environment. The best performing markets in Europe were the prospective EMU entrants of Denmark, Sweden, and Greece. In the UK, evidence of a soft landing became more apparent in the early part of 1999. The bond market reversed the strong performance demonstrated at the end of 1998.
    The Japanese economy continued to deteriorate in spite of continued attempts to stimulate activity by the government. Yields

--------------------------------------------------------------------------------

rose dramatically at the end of 1998 as expectation of a negative demand/supply imbalance weighed on the market. However, this move was reversed due to renewed official support for the market.
    The US dollar traded in a range against the Japanese Yen following the sharp appreciation of the latter in early October 1998, although a weakening trend for the Yen re-emerged in 1999. The euro depreciated steadily against the US dollar since its inception. This was driven by the continuing divergence of growth expectations in the two economies. Commodity based currencies, such as the Australian and Canadian dollars, benefited from the upward revision of global growth forecasts.
    Emerging debt markets posted solid returns into the end of 1998 and the start of 1999. Market focus at the end of last year was placed on President Cardoso's ability to pass reforms to reduce fiscal expenditure in Brazil; his success led to a re-emergence of positive sentiment for the asset class as a whole.
    Early in January the Brazilian authorities finally abandoned the Real peg. The initial reaction was a dramatic sell-off in assets of all emerging countries. Rates across Latin America were raised significantly to curtail the level of capital outflows. Fears grew of excessively high Real rates resulting in a marked contraction in the continent's economy, creating negative sentiment for emerging debt in the short run. This was quickly reversed as Arminio Fraga was appointed head of the Central Bank in Brazil and skillful downward manipulation of rates recaptured investor interest for the asset class.
- GLOBAL FIXED INCOME
- CORE GLOBAL FIXED INCOME FUND
    In the US market we moved to an underweight position through shortening of duration and sale of US bonds to Europe. This benefited performance as the US market fell.
    We maintained our preference for European bond markets and the move from the euro market into Swedish, Danish, and Greek bonds boosted performance.
    Having increased the Japanese weighting to neutral and benefited from the strong performance of the market, late in the quarter we again moved to an underweight position. This move was a little early and detracted from performance.
    Having been neutral on the major currencies, towards the end of the period we took a slight underweight position in the Japanese Yen against the US dollar. Inside currency blocs, we were overweight minor currencies. Within Europe, we preferred the Greek drachma and the Swedish and Danish krona. Within the dollar bloc, we preferred the Australian and Canadian dollars. These positions all added value.
    The Global Fixed Income Fund invested a further 6% in emerging debt over the period, which investments performed very well.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                            GLOBAL FIXED INCOME FUND
                 ----------------------------------------------



                            AVERAGE TOTAL RETURN
                                        Annualized   Annualized   Annualized
                 6 Months     1 Year      3 Year       5 Year      Inception
                  Return      Return      Return       Return       to Date

Global Fixed
   Income*          -3.31%       5.41%       5.35%        6.05%        5.37%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX AND THE LIPPER GLOBAL INCOME FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell           Salomon
              Global Fixed        World Government          Lipper Global
               Income Fund           Bond Index          Income Funds Index

1/4/94                $250,000               $250,000                 $250,000
4/94                  $246,250               $250,336                 $235,024
4/95                  $272,020               $289,138                 $247,434
4/96                  $282,485               $297,726                 $273,983
4/97                  $288,976               $299,959                 $295,244
4/98                  $313,340               $323,986                 $320,163
4/99                  $330,286               $350,617                 $328,743


*COMMENCED OPERATIONS ON JANUARY 4, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         CORE GLOBAL FIXED INCOME FUND
                 ----------------------------------------------



                   AVERAGE TOTAL RETURN
                                   6 Months     Inception
                                    Return       to Date

Core Global Fixed Income*             -3.16%        6.13%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL CORE GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell Core           Salomon World
             Global Fixed Income        Government Bond Index

5/4/98                     $250,000                     $250,000
4/99                       $265,318                     $269,893


*COMMENCED OPERATIONS ON MAY 4, 1998. PERFORMANCE BEGINS MAY 31, 1998 FOR
 COMPARATIVE PURPOSES.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- INTERNATIONAL FIXED INCOME FUND
    Disliking dollar bloc markets in the early part of the period due to their close correlation to the US market, we established a neutral position in Canada towards the end of the period.
    We maintained our preference for European bond markets, and the move from the euro market into Swedish, Danish, and Greek bonds boosted performance.
    Having increased the Japanese weighting to neutral and benefited from the strong performance of the market, late in the quarter we again moved to an underweight position. This move was a little early and detracted from performance.
    Having been neutral on the major currencies, toward the end of the period we took a slight underweight position in the Japanese yen against the US dollar. Inside currency blocs, we were overweight minor currencies. Within Europe, we preferred the Greek drachma and the Swedish and Danish krona. Within the dollar bloc, we preferred the Australian and Canadian dollars. These positions all added value.

--------------------------------------------------------------------------------

                 ----------------------------------------------
                        INTERNATIONAL FIXED INCOME FUND
                 ----------------------------------------------



                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date

International
   Fixed
   Income*         -3.62%       7.79%       4.84%        5.85%        5.64%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX, NON-U.S. AND THE LIPPER INTERNATIONAL INCOME FUNDS INDEX.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell International       Salomon World Government       Lipper International
                     Fixed Income                   Bond Index - Non-US          Income Funds Index

3/15/94                              250,000                          250,000                  250,000
4/94                                 249,250                          254,695                  245,321
4/95                                 272,873                          307,519                  264,677
4/96                                 287,406                          308,564                  288,816
4/97                                 286,319                          302,177                  303,170
4/98                                 307,235                          321,637                  330,970
4/99                                 331,176                          350,777                  354,569


*COMMENCED OPERATIONS ON MARCH 15, 1994. PERFORMANCE BEGINS ON MARCH 31, 1994
 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- EMERGING MARKET DEBT FUND

    The Fund's strategy was to maintain an underweight in Latin American countries into the end of 1998 and the start of 1999. We reversed this position gradually in early 1999 as Central Bank head, Arminio Fraga injected confidence back into the Brazilian market. Throughout the period we held a neutral position in Russia and reduced our overweight position in Bulgaria due to a declining economic outlook. We maintained our overweight position to exotics with improving fundamentals such as Ivory Coast, Nigeria and Morocco.

                 ----------------------------------------------
                          EMERGING MARKETS DEBT FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------



                      AVERAGE TOTAL RETURN
                                        Annualized   Annualized
                  6 Months    1 Year      3 Year      Inception
                   Return     Return      Return       to Date

Emerging Markets
   Debt,
   Institutional
   Shares*           11.99%    -28.44%       0.35%        5.63%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, INSTITUTIONAL SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Morgan Grenfell                JP Morgan
              Emerging Markets Debt Fund,       Emerging Markets         Lipper Emerging
                 Institutional Shares           Bond Index Plus       Markets Debt Average

8/4/94                              $250,000              $250,000                   $250,000
4/95                                $239,766              $239,240                   $241,644
4/96                                $320,747              $339,784                   $327,210
4/97                                $410,378              $447,939                   $438,592
4/98                                $453,035              $514,545                   $500,697
4/99                                $324,170              $469,012                   $423,689


*COMMENCED OPERATIONS ON AUGUST 4, 1994. PERFORMANCE BEGINS ON AUGUST 31, 1994
 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                                 SERVICE SHARES
                 ----------------------------------------------



                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date

Emerging Markets Debt,
   Service Shares*           12.33%     -28.40%     -22.52%


COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, SERVICE SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



             Morgan Grenfell
             Emerging Markets         JP Morgan               Lipper
                Debt Fund,         Emerging Markets      Emerging Markets
              Service Shares       Bond Index Plus         Debt Average

10/22/97               $250,000              $250,000              $250,000
4/98                   $236,867              $250,003              $250,021
4/99                   $169,604              $227,880              $211,568


*COMMENCED OPERATIONS ON OCTOBER 22, 1997. PERFORMANCE BEGINS ON OCTOBER 31,
 1997 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    Given the upward revision in global growth forecasts in the recent months, we have scaled back our positive outlook for bond markets. However, we still expect modest returns supported by the benign inflationary environment.
    In the US, we expect a perpetuation of the strong growth and subdued inflation environment. Until inflation pressure becomes a concern, there is little justification for a rise in interest rates by the Federal Reserve, although given the strength of the economy we do anticipate a tightening in the future. Against this backdrop, we expect the bond market to continue trading in its recent range. The rally in commodity based currencies and the recent rate cut by the Bank of Canada gives us confidence in the outlook for other dollar bloc markets.
    In Europe, we anticipate a gradual recovery in the underlying economy to be driven by a recovery in the manufacturing sector boosted by exports. It may be that the ECB will effect one further rate cut to aid this process and this expectation will support the market within its current trading range. We believe the steady progress towards EMU entry will continue to drive peripheral European markets. We do not expect concerns over the proximity of Kosovo to hamper significantly the performance of the Greek market. In the UK, we believe that the trough in rates has been reached, and we have an optimistic outlook for economic recovery later this year and a benign outlook on the market.
    In Japan, we expect the Bank of Japan will have to recourse to monetization over the next year, however, they will have to be forced into this by a further deterioration of economic conditions. The prospect of a further fiscal package will be countered by good official demand for bonds, and yields will remain around current levels in the short term before monetization triggers a weakening on a longer-term horizon.
    We continue to favor the South African market given the improved fiscal background, falling inflation numbers and a more encouraging outlook for the currency.
    We believe the US dollar will maintain its recent strength against the euro until signs of European economic recovery become more apparent later in the year. As the prospect of monetization looms, we hold a negative long-term view of the yen. Given the recent

--------------------------------------------------------------------------------

strength in commodities, we are optimistic on the outlook for the Canadian and Australian dollars.
    The outlook for emerging markets into the second half of 1999 is dominated by two factors. The first factor is the rate profile in the US. Monetary easing in the second half of 1998 was supportive for emerging debt, and a reversal of the cuts would be detrimental. The second factor is the market focus on Brazil, including maintenance of the downward path for interest rates and the continuation of structural reform. Successful implementation of reform should boost growth prospects throughout Latin America providing support for the asset class.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Municipal Bond Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS -- 93.38%
ALABAMA -- 1.07%
  Birmingham, Medical Clinic Board, Baptist Medical Centers,
    RB, ETM                                                    8.250%   07/01/05  $     30,000   $      33,989
  Birmingham, Private Education Building, Tuition-Miles
    College, RB, ACA                                           5.500%   05/01/28       390,000         390,956
  Birmingham, Special Care Facilities Financing Authority,
    Methodist Home for Aging, RB, LOC                          5.000%   03/01/14     4,300,000       4,286,326
  Housing Finance Authority, Multi-Family Mortgage, The Club
    Apartments, RB, Series I                                   5.650%   06/01/08     2,335,000       2,391,694
  Lauderdale & Florence Counties, Public Hospital, RB, ETM     7.000%   07/01/07       300,000         331,488
                                                                                                 -------------
                                                                                                     7,434,453
                                                                                                 -------------
ARIZONA -- 1.54%
  Coconino County, Unified School District, GO, AMBAC          4.875%   07/01/01       935,000         951,587
  Maricopa County, Hospital Revenue Authority, Phoenix
    Baptist Hospital & Medical Center, RB, ETM                 7.125%   10/01/02        90,000          94,995
  Maricopa County, Industrial Development Authority, John C
    Lincoln Hospital, RB, FSA                                  7.000%   12/01/00       500,000         518,910
  Maricopa County, Industrial Development Authority, Pines
    at Camelback Apartments Project, RB, Series A, Asset
    Guaranty                                                   4.900%   05/01/06       145,000         145,563
  Maricopa County, Industrial Development Authority, Pines
    at Camelback Apartments Project, RB, Series A, Asset
    Guaranty                                                   5.000%   05/01/07       155,000         155,710
  Maricopa County, Industrial Development Authority, Pines
    at Camelback Apartments Project, RB, Series A, Asset
    Guaranty                                                   5.300%   05/01/13       380,000         387,946
  Maricopa County, Samaritan Health Service, RB, ETM           6.750%   01/01/04        50,000          52,932
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/05       490,000         519,591
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/06       835,000         887,146
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/07       885,000         940,472
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/08       930,000         989,780
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      4.800%   07/01/09       650,000         666,270
  Pinal County, Community College, RB, AMBAC                   5.400%   07/01/05       360,000         384,613
  Pinal County, Community College, RB, AMBAC                   5.300%   07/01/06       380,000         404,898
  Pinal County, Community College, RB, AMBAC                   5.200%   07/01/07       375,000         397,226
  Pinal County, Community College, RB, AMBAC                   4.750%   07/01/09       350,000         357,342
  Santa Cruz County, Industrial Development Authority,
    Citizens Utility Company Project, RB (C)                   4.750%   08/01/20     1,050,000       1,062,085
  Yuma, Industrial Development Authority, Multi-Family
    Mortgage, Regency Apartments, RB, Series A, GNMA           5.400%   12/20/17     1,765,000       1,790,540
                                                                                                 -------------
                                                                                                    10,707,606
                                                                                                 -------------
ARKANSAS -- 1.70%
  Drew County, Public Facilities Board, Single Family
    Mortgage, RB, Series A-2, FNMA                             7.900%   08/01/11       225,696         242,512
  Fayeteville, Public Facilities Board, Single Family
    Mortgage, RB                                               7.250%   04/01/11       675,000         735,838
  Jefferson County, Health Care Facility, 1978 Conventional
    Series, RB, ETM, FSA                                       7.400%   12/01/10       130,000         153,485
  Lonoke County, Residential Housing, RB, Series B             7.375%   04/01/11       156,517         169,226
  Mississippi County, Public Facilities Board, RB, Series 1    7.200%   07/15/10       575,000         642,804
  North Little Rock, Residential Housing Facilities, Capital
    Appreciation, RB (A)                                       0.000%   12/01/10     4,525,000       2,048,106
  Rogers County, Sales & Use Tax Redevelopment, RB             5.350%   11/01/11     2,335,000       2,394,846
  Saline County, Residential Housing Facilities, Single
    Family Mortgage, RB                                        7.875%   03/01/11       470,000         500,738
  State Development Finance Authority, Multi-Family Housing,
    RB, Series A, MBIA                                         5.450%   07/01/24     4,675,000       4,727,594
  Stuttgart, Public Facilities Board, Single Family
    Mortgage, RB, Series B                                     7.750%   09/01/11       189,061         206,837
                                                                                                 -------------
                                                                                                    11,821,986
                                                                                                 -------------


24
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

CALIFORNIA -- 4.69%
  Abag, Finance Authority for Nonprofit Corporations,
    American Baptist Homes, COP, Series A                      5.500%   10/01/07  $    400,000   $     413,060
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/99        50,000          50,083
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/00       100,000         101,909
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/01        60,000          61,676
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/02        55,000          57,064
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/03        65,000          67,941
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/04        65,000          68,134
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/05        70,000          73,536
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                4.900%   06/01/06        75,000          76,254
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.000%   06/01/07        80,000          81,488
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.050%   06/01/08        75,000          76,364
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.100%   06/01/09        85,000          86,404
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.150%   06/01/10        90,000          91,149
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.200%   06/01/11       100,000         100,851
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.300%   06/01/12       105,000         106,242
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.300%   06/01/13       105,000         105,572
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.300%   06/01/14       110,000         110,013
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/15       115,000         115,604
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/16       125,000         124,910
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/17       130,000         129,163
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/18       135,000         133,504
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/19       145,000         144,993
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/20       155,000         154,227
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/21       165,000         163,492
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/22       175,000         173,231
  Bellevue, Unified School District, COP, MBIA (A)             0.000%   09/01/19       295,000         272,804
  Contra Costa County, Multi-Family Housing, Bollinger Crest
    Apartments, RB, Series C, FNMA                             4.850%   05/01/11       500,000         499,550


                                                                              25
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Delta County, California Home Mortgage Finance, Pacific
    Mortgage Backed Securities, RB, Series A, MBIA/GNMA (C)    6.700%   06/01/24  $    935,000   $   1,027,920
  Emeryville, Redevelopment Agency, Residential Mortgage,
    RB, ETM                                                    7.500%   09/01/11       205,000         242,894
  Fairfield, COP, Pre-Refunded @ 100 (D)                      10.750%   08/01/00       100,000         108,142
  Fresno, Multi-Family Housing Authority, Central Valley
    Coalition Projects, RB, Series A, FNMA                     5.150%   08/01/07       310,000         319,430
  Fresno, Multi-Family Housing Authority, Central Valley
    Coalition Projects, RB, Series B, FNMA                     5.150%   08/01/07       160,000         164,867
  Fresno, Multi-Family Housing Authority, Woodlands
    Apartments Projects, RB, Series A, GNMA                    6.650%   05/20/08       465,000         507,222
  Home Finance Authority, Mortgage Backed Securities
    Program, RB, Series B, GNMA/FNMA                           6.900%   10/01/24       170,000         178,175
  Los Angeles, Community Redevelopment Agency, Angelus Plaza
    Project, RB, Series A, FNMA                                7.400%   06/15/10     3,450,000       3,957,564
  Los Angeles, Community Redevelopment Authority, Monterey
    Hill Project, RB, Series B                                 8.650%   12/01/22       310,000         358,202
  Los Angeles, Multi-Family Housing, Earthquake
    Rehabilitation, RB, Series A, AMT, FNMA                    5.700%   12/01/27     1,425,000       1,516,157
  Los Angeles, Multi-Family Housing, Earthquake
    Rehabilitation, RB, Series B, FNMA                         5.850%   12/01/27     4,350,000       4,741,022
  Los Angeles, Multi-Family Housing, Earthquake
    Rehabilitation, RB, Series C, FNMA                         4.850%   07/01/02     3,305,000       3,319,079
  Los Angeles, Regional Airports Lease, RB                    10.000%   01/01/01       160,000         168,614
  Napa, Housing Facility, Napa Park Apartments A-10, RB,
    GNMA                                                       7.500%   06/20/00       218,061         218,333
  Pleasant Hill, Multi-Family Housing, Ellinswood Apartments
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)       5.300%   12/01/05     2,960,000       3,067,270
  Sacramento, Municipal Utility District, RB, Series M, ETM    8.750%   04/01/03        95,000         106,120
  San Jose, Multi-Family Housing, Almaden Lake Village
    Apartments, Series B, AMT, Mandatory Put @ 100 (B)         5.150%   03/01/32     2,000,000       2,011,560
  Santa Clara County, RB                                       5.080%   06/20/00       263,901         263,901
  Statewide Community Housing Development, Cudahy Gardens
    Project, RB, Series I, LOC                                 5.100%   10/01/12     1,225,000       1,229,974
  Statewide Community Housing Development, Cudahy Gardens
    Project, RB, Series I, Mandatory Put @ 100, AMT, LOC (B)   5.600%   04/01/16     1,155,000       1,172,348
  Statewide Community Housing Development, Riverside Gardens
    Project, RB, Series J, LOC                                 5.100%   10/01/12     1,065,000       1,069,271
  Vista, Multi-Family Housing, Pepperwood Apartments
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)       5.700%   06/01/25     2,970,000       3,127,084
                                                                                                 -------------
                                                                                                    32,514,367
                                                                                                 -------------
COLORADO -- 2.15%
  Arvada, Industrial Development Authority, Wanco
    Incorporated Project, RB, LOC                              5.600%   12/01/12       305,000         306,778
  Arvada, Industrial Development Authority, Wanco
    Incorporated Project, RB, LOC                              5.800%   12/01/17       445,000         447,572
  Aurora, Centretech Metropolitan District, GO, Series C,
    Mandatory Put @ 100, LOC (B)                               4.875%   12/01/08     1,590,000       1,589,396
  Boulder County, Community Hospital Project, RB, ETM          7.000%   07/01/09        80,000          90,518
  Castle Rock Ranch, Public Improvements Authority, RB         5.900%   12/01/03       935,000         997,673
  Commerce City, Single Family Mortgage, RB, Series A          6.875%   03/01/12       305,000         317,645
  Denver, Buerger Brothers Project, RB, Series A, FHA          5.100%   11/01/07       250,000         256,238
  Denver, Multi-Family Mortgage, Garden Court Community, RB,
    FH                                                         4.700%   07/01/08       485,000         486,765
  Housing Finance Authority, Multi-Family Insured Mortgage,
    RB, Series C-3, FHA                                        5.700%   10/01/21     1,805,000       1,854,638
  Housing Finance Authority, Single Family Program, RB         5.750%   11/01/04       150,000         153,401

26
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Housing Finance Authority, Single Family Program, RB,
    Series A                                                   4.750%   11/01/05  $    235,000   $     236,699
  Housing Finance Authority, Single Family Program, RB,
    Series A-3                                                 6.500%   05/01/16       935,000       1,033,577
  Housing Finance Authority, Single Family Program, RB,
    Series B-2, AMT                                            6.400%   11/01/24       935,000       1,026,284
  Housing Finance Authority, Single Family Program, RB,
    Series B-3,                                                6.550%   05/01/25     1,400,000       1,557,472
  Housing Finance Authority, Single Family Program, RB,
    Series C                                                   5.000%   05/01/05       235,000         238,772
  Housing Finance Authority, Single Family Program, RB,
    Series D-1, AMT                                            5.200%   12/01/05       895,000         918,932
  Student Obligation Board Authority, RB, Series C             7.150%   09/01/06       880,000         938,661
  Vail, Single Family Mortgage, RB, Series A                   8.125%   06/01/10       240,000         257,638
  Westminster, Multi-Family Housing, Semper Village
    Apartments, RB, Mandatory Put @ 100 (B)                    5.950%   09/01/06     2,080,000       2,193,567
                                                                                                 -------------
                                                                                                    14,902,226
                                                                                                 -------------
CONNECTICUT -- 0.63%
  State Development Revenue Authority, Life Care Facility -
    Seabury Project, RB, Asset Guaranty                        5.000%   09/01/15       500,000         487,435
  Waterbury, Housing Mortgage Authority, RB, Series A, AMBAC
    / FHA                                                      4.850%   07/01/09     1,920,000       1,937,069
  Waterbury, Housing Mortgage Authority, RB, Series C, AMBAC
    / FHA                                                      4.850%   07/01/09     1,965,000       1,981,015
                                                                                                 -------------
                                                                                                     4,405,519
                                                                                                 -------------
DELAWARE -- 0.28%
  State Economic Development Authority RB, Pennsula United,
    Series A                                                   6.000%   05/01/09        35,000          37,829
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/00        50,000          50,263
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/01        55,000          55,548
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/02        60,000          60,696
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/03        60,000          60,759
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/04        65,000          65,691
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/05        70,000          70,471
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/06        75,000          75,011
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/07        80,000          79,714
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/08        85,000          84,147
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/09        90,000          88,371
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/10        95,000          92,433
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/11       100,000          96,173
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/12       110,000         104,746
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/13       115,000         108,366
  State Housing Authority, Multi-Family Mortgage, RB, HUD      6.600%   07/01/01        60,000          62,128
  State Housing Authority, Residential Mortgage, RB, Series
    A, FHA                                                     8.750%   06/01/17       775,000         778,417
                                                                                                 -------------
                                                                                                     1,970,763
                                                                                                 -------------
DISTRICT OF COLUMBIA -- 0.47%
  District Housing Finance Agency, Single Family Mortgage,
    RB, Series A, FNMA / GNMA                                  6.250%   12/01/28     2,185,000       2,325,801
  District of Columbia, Housing Finance Agency, Mayfair
    Mansions Apartments, RB, FHA                               5.000%   02/01/08       930,000         936,483
                                                                                                 -------------
                                                                                                     3,262,284
                                                                                                 -------------
FLORIDA -- 2.63%
  Dade County, Government Leasing Corporation, COP, Series B   8.500%   04/01/07        45,000          47,112
  Dade County, Government Leasing Corporation, COP, Series C   9.000%   04/01/20       300,000         312,633
  Dade County, Housing Finance Authority, Multi-Family
    Mortgage, Midway Point Phase I, RB, Series A, Mandatory
    Put @ 100, AMT, FNMA (B)                                   5.900%   06/01/06       980,000       1,043,543
  Duval County, Housing Finance Authority, GNMA Mortgage
    Backed Securities Program, RB, Series C, FGIC/GNMA         7.650%   09/01/10       100,000         104,967
  Health Facilities Authority, Saint Vincent Medical Center
    Incorporated, RB, ETM                                      9.125%   01/01/03       405,000         442,762

                                                                              27
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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Housing Finance Agency, Multi-Family Revenue, RB, Series
    I, Mandatory Put @ 100, LOC (B)                            4.850%   12/01/99  $  1,960,000   $   1,962,822
  Housing Finance Agency, Multi-Family Revenue, RB, Series
    J, Mandatory Put @ 100, LOC (B)                            4.100%   12/01/99     2,215,000       2,218,190
  Housing Finance Agency, Multi-Family Revenue, RB, Series
    K, Mandatory Put @ 100, LOC (B)                            4.850%   12/01/99     1,800,000       1,802,592
  Jacksonville, Health Facility Authority, Saint Catherine
    Laboure Manor Incorporated, RB, ETM                        9.125%   01/01/03       225,000         246,008
  Miami, Fernando Apartments                                   9.750%   10/01/11       704,227         772,889
  Miami-Dade County, Housing Finance Authority, RB, AMT,
    FNMA / GNMA                                                5.900%   06/01/25     2,315,000       2,437,880
  Miami Beach, Housing Authority, Section 8, RB, HUD           6.625%   01/15/09     1,120,000       1,198,333
  Miramar Water Improvement Assessment, GTD                    5.125%   10/01/20     3,375,000       3,386,003
  Palm Beach County, Airport Systems, RB, MBIA                 7.500%   10/01/00       320,000         336,640
  Pinellas County, Housing Finance Authority, Single Family
    Mortgage Program, RB, Series A, AMT, GNMA                  6.850%   03/01/29     1,180,000       1,271,391
  St. John's County, Industrial Development Authority, RB,
    Series A, MBIA                                             5.500%   03/01/17       235,000         244,990
  State Board University System, COP, Asset Guaranty           5.000%   05/01/18       400,000         391,832
                                                                                                 -------------
                                                                                                    18,220,587
                                                                                                 -------------
GEORGIA -- 1.32%
  Augusta, Housing Rehabilitation, Multi-Family Housing, Bon
    Air, RB, Series C, HUD                                     7.000%   09/01/05       935,000       1,000,207
  Clayton County, Multi-Family Housing Authority, Pointe
    South Apartments Projects, RB, FNMA                        5.750%   01/01/13       100,000         106,078
  Fulton County, Housing Authority, Single Family Mortgage,
    RB, AMT, GNMA                                              6.200%   03/01/13       320,000         329,379
  Gwinnett County, Multi-Family Housing Authority,
    Singleton-Oxford Association, Series A, RB, Mandatory
    Put @ 100, FNMA (B)                                        5.500%   04/01/06       955,000       1,003,676
  Housing Authority, Multi-Family Housing, Ridge Point
    Apartments Project, RB, Series A, FNMA                     5.700%   06/01/25     2,465,000       2,587,412
  Housing Authority, Multi-Family Mortgage, RB, Series A,
    FNMA (C)                                                   6.000%   06/01/07       935,000         936,533
  Houston County, Development Housing Authority, Emerald
    Coast Housing, RB, Series A                                7.000%   08/01/28     2,500,000       2,468,975
  St. Marys, Housing Authority, Multi-Family Mortgage,
    Cumberland Oaks Apartments, RB, Series A, FHA              7.250%   09/01/05       475,000         496,166
  St. Marys, Housing Authority, Multi-Family Mortgage, Pines
    Apartments, RB, Series C, FHA                              7.250%   10/01/05       195,000         202,151
                                                                                                 -------------
                                                                                                     9,130,577
                                                                                                 -------------
HAWAII -- 0.40%
  Honolulu, Housing Authority, Multi-Family Mortgage,
    Waipahu Towers Project, RB, Series A, GNMA                 6.900%   06/20/05       280,000         297,172
  State Housing Finance & Development Corporation, Single
    Family Mortgage, Series A, RB, AMT, FNMA                   5.200%   07/01/12     2,445,000       2,459,230
                                                                                                 -------------
                                                                                                     2,756,402
                                                                                                 -------------
IDAHO -- 0.81%
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.600%   11/01/00        45,000          45,558
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.750%   11/01/01       185,000         188,053
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.850%   11/01/02        65,000          66,342
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.950%   11/01/03       300,000         307,782


28
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.050%   11/01/04  $    320,000   $     329,437
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.150%   11/01/05       335,000         344,688
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.200%   11/01/06       360,000         369,515
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.300%   11/01/07       385,000         395,149
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.400%   11/01/08       405,000         415,607
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.500%   11/01/09       435,000         446,401
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.600%   11/01/10        80,000          82,207
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.700%   11/01/11        85,000          87,610
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.800%   11/01/12        90,000          93,033
  Housing & Finance Association, Single Family Mortgage, RB,
    Series B, AMT                                              5.650%   07/01/09       425,000         440,338
  Housing & Finance Association, Single Family Mortgage, RB,
    Series C-2, FHA                                            5.250%   07/01/11       325,000         329,803
  Housing & Finance Association, Single Family Mortgage, RB,
    Series F-2, FHA                                            5.100%   07/01/12       665,000         670,360
  Housing Agency, Single Family Mortgage, RB, Series C-1,
    FHA                                                        7.650%   07/01/10       195,000         201,054
  Housing Agency, Single Family Mortgage, RB, Series F, FHA    5.800%   07/01/07       750,000         783,637
                                                                                                 -------------
                                                                                                     5,596,574
                                                                                                 -------------
ILLINOIS -- 8.19%
  Alton, Hospital Facility, Alton Memorial Hospital Project,
    RB, ETM                                                    7.000%   07/01/05       530,000         581,484
  Bethany, Home & Hospital Facility, Methodist Church,
    Pre-Refunded @ 100 (D)                                     7.750%   04/01/00       235,000         243,317
  Bolingbrook, Capital Appreciation, RB, Series 1 (A)          0.000%   01/01/11     3,100,000       1,333,093
  Buffalo Grove, Economic Development Authority, RB            5.450%   08/15/02       975,000         969,794
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   4.950%   06/01/05       140,000         142,481
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.250%   06/01/08       165,000         168,701
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.350%   06/01/09       165,000         170,833
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.450%   06/01/10       175,000         186,078
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.500%   06/01/11       180,000         191,275
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.550%   06/01/12       185,000         195,687
  Des Plaines, Hospital Facility, Holy Family Hospital, RB,
    ETM                                                        7.000%   01/01/07       185,000         204,765
  Des Plaines, Hospital Facility, Holy Family Hospital, RB,
    ETM, FGIC                                                  7.000%   01/01/07       165,000         182,629
  Des Plaines, Hospital Facility, Holy Family Hospital, RB,
    ETM, MBIA                                                  7.000%   01/01/07       190,000         210,300
  Development Finance Authority, Catholic Health, RB, Series
    A, Connie Lee Insured                                      5.150%   02/15/06       945,000         989,547
  Development Finance Authority, Community Rehabilitation
    Providers, RB, Series A                                    5.375%   07/01/09       800,000         801,368
  Development Finance Authority, Community Rehabilitation
    Providers, RB, Series A                                    5.600%   07/01/19     2,000,000       1,995,040
  Development Finance Authority, Debt Restructure East Saint
    Louis, GO                                                  6.050%   11/15/99       325,000         328,676
  Development Finance Authority, Debt Restructure East Saint
    Louis, GO                                                  6.875%   11/15/05       875,000         968,433
  Development Finance Authority, Fund For Child Project, RB,
    Series A                                                   7.400%   09/01/04     1,945,000       2,052,734
  Development Finance Authority, Section 8, RB, Series A,
    FHA / MBIA                                                 5.200%   07/01/08       160,000         167,472
  Du Page County, Community High School District, GO, FSA      5.500%   12/01/14     1,655,000       1,743,178
  Fairfield, Economic Development Authority, Wayne County
    Center Project, RB                                         6.000%   12/15/05       510,000         544,048
  Glenview, Multi-Family Housing Revenue, Valley Towers II
    Project, RB, Mandatory Put @ 100, FNMA (B)                 5.200%   12/01/07       440,000         457,204
  Grayslake, Multi-Family Housing, Country Squire Apartments
    Project, RB, Series A, FHA                                 6.000%   06/01/05       985,000       1,046,700


                                                                              29
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Greater Peoria, Airport Authority, GO, AMBAC                 6.500%   12/01/05  $     95,000   $     105,525
  Greater Peoria, Airport Authority, GO, AMBAC                 6.600%   12/01/06       540,000         599,654
  Greater Peoria, Airport Authority, GO, AMBAC                 6.700%   12/01/07       235,000         264,344
  Health Facilities Authority, Michael Reese Hospital &
    Medical Center, RB, ETM                                    6.750%   12/01/08       345,000         386,814
  Health Facilities Authority, Midwest Group, RB, ACA          5.375%   11/15/08       335,000         354,226
  Health Facilities Authority, Northwestern Memorial
    Hospital Project, RB, ETM                                  6.375%   05/01/03       180,000         188,980
  Health Facility Authority, Lutheran Social Services, RB      6.125%   08/15/10       795,000         819,979
  Health Facility Authority, Sydney R. Forkosh Memorial
    Hospital, RB, Pre-Refunded @ 100 (D)                       7.000%   07/01/02       410,000         441,615
  Health Facility Authority, Northwestern Medical Facility
    Foundation, RB, MBIA                                       5.125%   11/15/28     1,735,000       1,682,325
  Lake County, Community United School District, GO, Series
    A, FSA                                                     5.375%   12/01/12     1,675,000       1,758,398
  Lake County, Community United School District, GO, Series
    A, FSA (A)                                                 0.000%   12/01/17     8,430,000       3,240,914
  Lake County, Community United School District, GO, Series
    C, FSA                                                     4.300%   12/15/10     1,005,000         976,981
  Palatine, Tax Increment Revenue, Dundee Road Redevelopment
    Project, Tax Allocation, AMBAC                             5.000%   01/01/15    11,220,000      11,219,215
  Quincy, Single Family Mortgage, RB                           6.875%   03/01/10       370,000         393,121
  Rockford, Faust Landmark Apartments, RB, Series A, MBIA      5.625%   01/01/07       460,000         486,496
  Rockford-Concord Commons, Housing Facility, Concord
    Commons Project, RB, Series A, FHA                         6.150%   11/01/22     1,725,000       1,820,186
  Rockford-Concord Commons, Housing Facility, Concord
    Commons Project, RB, Series A, FHA                         5.550%   11/01/06       480,000         504,307
  Silvas, Mortgage Revenue, RB, FHA                            4.900%   08/01/11     2,000,000       1,992,200
  Silvas, Mortgage Revenue, RB, FHA                            5.200%   08/01/17     1,550,000       1,539,042
  Silvas, Mortgage Revenue, RB, FHA                            5.400%   08/01/39     7,500,000       7,438,650
  Southwestern Development Authority, Wood River Township
    Hospital Project, RB, ETM                                  6.875%   08/01/03       185,000         197,210
  Upper River Valley Development Authority, Waste Recovery
    Illinois Project, RB                                       5.900%   02/01/14     2,815,000       2,811,960
  Woodridge, Multi-Family Revenue, Hawthorn Ridge Housing,
    Series A, RB, GNMA                                         5.650%   12/20/32     1,675,000       1,719,451
                                                                                                 -------------
                                                                                                    56,816,430
                                                                                                 -------------
INDIANA -- 2.09%
  Bond Book Special Program Waste Water Treatment, RB,
    Series 1997C                                               5.200%   08/01/07        95,000          99,535
  Bond Book Special Program Waste Water Treatment, RB,
    Series 1997C                                               5.300%   08/01/08       270,000         284,718
  Bond Book Special Program Waste Water Treatment, RB,
    Series 1997C                                               5.400%   08/01/09       240,000         254,126
  Fort Wayne, Hospital Revenue Authority, Parkview Memorial
    Hospital, RB, ETM                                          6.500%   01/01/05       830,000         890,407
  Gary, Mortgage Redevelopment, Willow On Clark Apartments,
    RB, Series A                                               4.750%   08/20/08       270,000         269,579
  Gary, Mortgage Redevelopment, Willow On Clark Apartments,
    RB, Series A                                               5.150%   08/20/13       350,000         350,270
  Gary, Mortgage Redevelopment, Willow On Clark Apartments,
    RB, Series A                                               5.400%   08/20/38       690,000         686,591
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.000%   08/15/05       245,000         253,394
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.100%   02/15/06       360,000         373,136
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.100%   08/15/06       370,000         384,345
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.250%   02/15/08       375,000         391,335
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.350%   08/15/09       410,000         430,152
  Health Facility Authority, Floyd Memorial Hospital, RB       4.850%   02/15/06       625,000         636,175
  Indianapolis, Industrial Economic Development Authority,
    Knob in the Woods Project, RB, Mandatory Put @ 100, AMT,
    FNMA (B)                                                   6.375%   12/01/04     3,175,000       3,495,612
  Indianopolis, Economic Development Authority, RB, GNMA       5.350%   04/20/17     1,590,000       1,604,962

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Lawrence, Multi-Family Housing, Pinnacle Apartments
    Project, RB, Mandatory Put @ 100, FNMA (B)                 5.150%   01/01/08  $  2,005,000   $   2,062,744
  Monroe County, Hospital Authority, Bloomington Hospital
    Inc. Project, RB, MBIA                                     4.750%   05/01/06       935,000         959,076
  State Health Facility, Floyd Memorial Hospital, RB           4.800%   02/15/07       325,000         328,325
  State Health Facility, Floyd Memorial Hospital, RB           4.850%   02/15/08       315,000         317,221
  State Health Facility, Floyd Memorial Hospital, RB           4.950%   02/15/09       305,000         307,333
  Vigo County, Hospital Authority, RB, ETM                     6.875%   04/01/04        90,000          96,683
                                                                                                 -------------
                                                                                                    14,475,719
                                                                                                 -------------
IOWA -- 0.44%
  Des Moines, Fairview Community-Iowa Lutheran Hospital, RB,
    ETM, MBIA                                                  9.500%   11/15/02     1,365,000       1,509,499
  Financial Authority, Small Business, Terrace Center
    Association LP Project, RB                                 7.500%   03/01/22     1,450,000       1,570,625
                                                                                                 -------------
                                                                                                     3,080,124
                                                                                                 -------------
KANSAS -- 0.52%
  Labette & Cowley County, Single Family Mortgage, RB,
    Series A-2, GNMA                                           7.650%   12/01/11       295,000         320,110
  Manhattan, Central Business District Redevelopment, Tax
    Allocation, Series A, Asset Guaranty                       5.200%   12/01/03       465,000         480,471
  Reno County, Single Family Mortgage, RB, Series B            8.700%   09/01/11       215,000         231,669
  Saline County, Residential Housing Facilities, RB, Series
    A                                                          9.500%   10/01/11        75,000          78,995
  Sedgwick & Shawnee Counties, Mortgage Backed Securities
    Program, RB, Series A-1, GNMA                              4.700%   12/01/08     1,000,000       1,003,950
  State Development Finance Authority, Multi-Family Housing,
    Four Seasons Apartment Project, RB, LOC                    5.300%   10/01/07       330,000         336,676
  State Development Finance Authority, Multi-Family Housing,
    Four Seasons Apartment Project, RB, Mandatory Put @ 100,
    AMT, LOC (B)                                               5.600%   10/01/07       970,000         992,892
  Wichita, Single Family Mortgage, RB, Series A                7.100%   09/01/09       165,000         174,752
                                                                                                 -------------
                                                                                                     3,619,515
                                                                                                 -------------
KENTUCKY -- 0.89%
  Ashland, Environmental Import, Allied Chemical Corporation
    Project, RB, ETM                                           5.800%   03/01/03       935,000         981,675
  Greater Housing Assistance Corporation, Section 8 Assisted
    Project, RB, Series A, MBIA                                7.625%   01/01/25       395,000         408,493
  Greater Kentucky, Housing Assistance Corporation, Section
    8, RB, Series C, FHA / MBIA                                5.350%   07/01/07       505,000         511,595
  Jefferson County, Multi-Family Housing, Kentucky Towers
    Project, RB, Series A, GNMA                                5.650%   08/20/34     2,985,000       3,082,759
  Lakeland, Wesley Village Housing Incorporated, Section 8
    Assisted Project, RB, FHA                                  7.125%   11/01/02       215,000         224,535
  Owensboro, Electric Light & Power, RB, ETM                  10.500%   01/01/04       310,000         342,969
  State Turnpike Authority, RB, ETM                            6.125%   07/01/07       332,000         358,998
  State Turnpike Authority, RB, ETM                            6.625%   07/01/08       245,000         271,171
                                                                                                 -------------
                                                                                                     6,182,195
                                                                                                 -------------
LOUISIANA -- 1.87%
  Housing Finance Agency, Malta Square Project, RB, AMT GNMA   6.450%   09/01/27       590,000         644,953
  Housing Finance Agency, Malta Square Project, RB, AMT,
    GNMA                                                       6.500%   09/01/38     1,510,000       1,650,294
  Housing Finance Agency, Single Family Housing, RB, Series
    A-1, GNMA                                                  4.625%   06/01/09       530,000         537,669
  Iberia, Single Family Mortgage, RB                           7.375%   01/01/11       715,000         770,370
  Jefferson Parish, Hospital Services District, RB, ETM        7.125%   01/01/02       190,000         197,986
  Public Facilities Authority, Multi-Family Housing,
    Oakleigh Apartments Project, RB, AXA                       5.750%   03/15/03       275,000         282,557
  Public Facilities Authority, Multi-Family Housing,
    Oakleigh Apartments Project, RB, AXA                       5.850%   03/15/04       295,000         301,487


                                                                              31
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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Public Facilities Authority, Multi-Family Housing,
    Oakleigh Apartments Project, RB, AXA                       5.950%   03/15/05  $    310,000   $     314,808
  Public Facilities Authority, Multi Family Housing,
    Edgewood Apartments, RB, Mandatory Put @ 100, FNMA (B)     5.800%   06/01/05     4,820,000       5,059,409
  Public Facilities Authority, Public Health & Education,
    RB, Series A-1, AMBAC                                      5.000%   12/01/15     1,495,000       1,536,202
  Public Facilities Authority, Multi-Family Housing, Beau
    Terre Project, RB, Mandatory Put @ 100, FNMA               5.800%   06/01/05       700,000         734,769
  Public Facilities Authority, Single Family Mortgage, RB,
    Series A                                                   7.375%   10/01/12       400,000         421,752
  Public Facilities Authority, Single Family Mortgage, RB,
    Series C, FHA                                              8.450%   12/01/12       508,839         537,191
                                                                                                 -------------
                                                                                                    12,989,447
                                                                                                 -------------
MAINE -- 0.02%
  Health & Higher Educational Facilities, Cedar Nursing, RB,
    Pre-Refunded @ 102, FHA (D)                                7.900%   02/01/00       120,000         126,354
                                                                                                 -------------
MARYLAND -- 1.76%
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               4.700%   10/01/03       180,000         182,936
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               4.800%   10/01/04       100,000         101,762
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               5.000%   10/01/06       210,000         214,691
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               5.000%   10/01/07       220,000         223,925
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               5.000%   10/01/08       235,000         237,808
  Baltimore County, Mortgage Revenue, Three Garden Village
    Project, RB, Series A, FHLMC                               4.800%   01/01/13       560,000         557,743
  Cecil County, Economic Development Authority, Northeast
    Plaza Association, Series A                                6.875%   01/15/08     1,615,000       1,725,127
  Cecil County, Economic Development Authority, Northeast
    Plaza Association, Series B                                6.875%   01/15/10       480,000         510,854
  Frederick County, Economic Redevelopment Authority,
    Northhampton, RB, Series A, FHA                            5.900%   02/01/05       265,000         285,127
  Montgomery County, Multi-Family Housing Opportunity
    Commission, Oakwood Housing, Series A FHLMC (C)            4.000%   11/01/07     5,500,000       5,500,000
  State Economic Development Corporation, Crescent Cities
    Project, RB, Series A, GNMA                                5.400%   12/20/27     1,055,000       1,073,178
  State Economic Development Corporation, Crescent Cities
    Project, RB, Series A, GNMA                                5.450%   12/20/37     1,545,000       1,575,591
                                                                                                 -------------
                                                                                                    12,188,742
                                                                                                 -------------
MASSACHUSETTS -- 2.67%
  Boston, Deutsches Altenheim, RB, Series A, FHA               5.950%   10/01/18       740,000         793,443
  Boston, Industrial Development Finance Authority, North
    End Community, RB. Series A, FHA                           6.450%   08/01/37     1,870,000       2,070,819
  Dartmouth, Housing Development Corporation, CrossRoads
    Apartments, RB, Series A, MBIA                             4.850%   07/01/09       610,000         614,538
  Educational Loan Authority, RB, Series A, MBIA               7.250%   01/01/09       620,000         658,347
  State Development Finance Agency, Seven Hills Foundation &
    Affiliate, RB, Asset Guaranty                              5.100%   09/01/18     1,705,000       1,663,534
  State Health & Education Authority, Beth Israel Hospital,
    RB, ETM                                                    5.750%   07/01/06        85,000          90,170
  State Health & Educational Facilities Authority, Nichols
    College, RB, Series C                                      6.000%   10/01/17     2,700,000       2,646,837
  State Health & Educational Facilities Authority, RB          8.000%   07/01/00        40,000          41,056
  State Housing Finance Agency, RB, Series A, MBIA             6.125%   12/01/11       215,000         222,918
  State Industrial Finance Agency, Draper Place Project, RB,
    GNMA                                                       5.400%   08/20/12       395,000         409,801
  State Industrial Finance Agency, Draper Place Project, RB,
    GNMA                                                       6.450%   08/20/39     6,695,000       7,249,346
  State Industrial Finance Agency, Higher Education,
    Hampshire College Project, RB                              5.800%   10/01/17     2,055,000       2,098,381
                                                                                                 -------------
                                                                                                    18,559,190
                                                                                                 -------------

32
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

MICHIGAN -- 0.79%
  Battle Creek, Economic Development Authority, Kellogg
    Company Project, RB                                        5.125%   02/01/09  $    425,000   $     440,041
  Dickinson County, Economic Development Authority, Champion
    International Corporation, RB                              6.550%   03/01/07       700,000         734,650
  Grand Rapids Charter Township, Porter Hills Obligated
    Group, RB                                                  5.200%   07/01/14     1,100,000       1,098,548
  Novi, Water Supply & Sewer Disposal System, RB, MBIA         5.000%   07/01/19     1,000,000         986,180
  Petoskey, Hospital Finance Authority, RB, ETM                6.700%   03/01/07       500,000         549,525
  Saginaw, Hospital Finance Authority, Saint Luke Hospital,
    RB, ETM                                                    7.500%   11/01/10       245,000         287,753
  State Building Authority, RB, Series II, MBIA                7.400%   04/01/01        30,000          30,738
  State Hospital Finance Authority, Saint Joseph Mercy
    Hospital Project, RB, ETM                                  7.000%   07/01/05       480,000         526,627
  State Hospital Finance Authority, William Beaumont
    Hospital Project, RB, ETM                                  6.200%   01/01/03       100,000         103,944
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.150%   12/01/08        95,000          97,424
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.250%   12/01/09        95,000          97,519
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.350%   12/01/10        95,000          98,066
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.050%   12/01/07        95,000          97,370
  State Strategic Fund Obligation, The Oxford Institute, RB,
    Series A, ETM                                              7.875%   08/15/05       320,000         361,687
                                                                                                 -------------
                                                                                                     5,510,072
                                                                                                 -------------
MINNESOTA -- 0.25%
  Cambridge, Mortgage Revenue, Health Care Center, RB,
    Series A, GNMA                                             5.400%   11/20/05       505,000         533,179
  Dakota County, Housing & Redevelopment Authority, RB, FNMA
    / GNMA                                                     5.550%   10/01/02       110,000         113,605
  Dakota County, Housing & Redevelopment Authority, RB, FNMA
    / GNMA                                                     5.750%   10/01/04       130,000         135,827
  Monticello, Pollution Control Authority, Northern States
    Power Company, RB                                          5.375%   02/01/03       400,000         401,251
  Rochester, Saint Mary's Hospital, RB, ETM                    5.750%   10/01/07       500,000         534,060
                                                                                                 -------------
                                                                                                     1,717,922
                                                                                                 -------------
MISSISSIPPI -- 1.83%
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.450%   09/01/01       265,000         271,985
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.600%   09/01/02       285,000         295,397
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.800%   09/01/04       320,000         336,496
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.900%   09/01/05       335,000         352,206
  Business Finance Corporation, Millsaps College Project,
    Series B                                                   5.000%   11/01/19     1,090,000       1,074,871
  Corinth & Alcorn County, Magnolia Regional Health Center,
    RB, Series A                                               5.000%   10/01/08     1,585,000       1,579,056
  Corinth & Alcorn County, Magnolia Regional Health Center,
    RB, Series B                                               5.125%   10/01/10     1,110,000       1,083,260
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.500%   04/01/18     1,600,000       1,634,176
  Home Corporation, Single Family Mortgage, Access Program,
    RB, Series A, GNMA                                         5.000%   06/01/04       340,000         348,259
  Home Corporation, Single Family Mortgage, RB, Series A,
    AMT, GNMA                                                  5.125%   12/01/17       880,000         891,933
  Home Corporation, Single Family Mortgage, RB, Series I,
    AMT, GNMA                                                  7.375%   06/01/28     2,805,000       3,150,127
  Perry County, Pollution Control Revenue, Leaf River Forest
    Project, RB                                                5.200%   10/01/12     1,700,000       1,693,421
                                                                                                 -------------
                                                                                                    12,711,187
                                                                                                 -------------
MISSOURI -- 4.45%
  Boone County, Industrial Development Authority, Otscon
    Incorporated Project, RB, LOC                              5.125%   05/01/18     2,315,000       2,365,583
  Joplin, Industrial Development, Tri State Osteopathic
    Hospital                                                   8.250%   12/15/14     7,590,000       8,545,202
  Kansas City, Industrial Development Authority, Coves North
    Duplexs Project, RB, Mandatory Put @ 100, FNMA (B)         5.600%   09/01/05     4,190,000       4,408,341
  Kansas City, Industrial Development Authority, Royal Woods
    Apartment Project, RB, Mandatory Put @ 100, FNMA (B)       5.600%   01/01/10     7,125,000       7,561,335
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            5.450%   05/01/02       630,000         651,710
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            5.950%   05/01/07       900,000         969,291

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            6.200%   05/01/12  $    900,000   $     964,998
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            6.450%   05/01/17       900,000         959,544
  St Louis County, Regional Convention & Sports Center RB,
    Series B                                                   6.500%   08/15/01       725,000         762,961
  St. Charles County, Industrial Development Authority,
    Health Care Facilities Revenue, Garden View Care Center
    Project, RB, LOC                                           5.400%   11/15/16     1,840,000       1,825,538
  St. Louis, Land Clearance Redevelopment Authority,
    Westmisters Place Apartments, RB, Series A, Mandatory
    Put @ 100, FNMA (B)                                        5.950%   04/01/07       560,000         606,972
  State Developmet Finance Board, Greater St. Louis Project,
    RB, LOC                                                    4.900%   09/01/10       855,000         854,940
  State Housing Development Community, Single Family
    Mortgage, RB, AMT, GNMA                                    6.625%   12/01/17       375,000         394,897
                                                                                                 -------------
                                                                                                    30,871,312
                                                                                                 -------------
MONTANA -- 0.58%
  Great Falls, Multi-Family Housing, Autumn Run Apartments
    Project, RB, Mandatory Put @ 100, LOC (B)                  4.900%   01/02/08     3,485,000       3,521,557
  Missoula County, Community Hospital                          7.125%   06/01/07       418,000         469,013
                                                                                                 -------------
                                                                                                     3,990,570
                                                                                                 -------------
NEBRASKA -- 0.88%
  Clay County, Industrial Development Revenue, Hybrids
    Cooperative Project, RB, AMT LOC                           5.250%   03/15/14     2,000,000       1,967,460
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.000%   12/01/10        45,000          44,763
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.000%   12/01/11       220,000         216,762
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.100%   12/01/12       135,000         133,650
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.200%   12/01/13       245,000         242,550
  Investment Finance Authority, Multi-Family Housing, Cheney
    Apartments, RB, Series A, Mandatory Put @ 100, FNMA (B)    5.500%   12/01/05     1,870,000       1,954,898
  Investment Finance Authority, Multi-Family Housing, Tara
    Hills Villa, RB, FNMA                                      4.875%   01/01/08       680,000         686,902
  Woolworth, Housing Mortgage Development Corporation,
    Section 8 Assisted Project, RB, MBIA                       5.350%   07/01/21       860,000         862,537
                                                                                                 -------------
                                                                                                     6,109,522
                                                                                                 -------------
NEVADA -- 0.99%
  Housing Division, Multi-Unit Housing, RB, Series A, AMT,
    LOC                                                        5.550%   10/01/28     3,660,000       3,602,465
  Housing Division, Single Family Mortgage, RB, Series B-1,
    FHA / VA                                                   4.950%   04/01/12       575,000         573,350
  Nevada, Multi Unit Housing, Saratoga Palms, RB, FNMA         5.900%   04/01/06       595,000         635,650
  State Housing Division, Austin Crest Project, RB, FNMA,      5.500%   10/01/09       450,000         470,687
  State Housing Division, Single Family Mortgage, RB, Series
    B, FHA                                                     6.450%   10/01/07       650,000         685,724
  State Housing Division, Single Family Mortgage, RB, Series
    C-1, FHA                                                   5.450%   04/01/10       455,000         467,972
  State Housing Division, Single Family Mortgage, RB, Series
    E, FHA                                                     6.000%   10/01/09       445,000         457,869
                                                                                                 -------------
                                                                                                     6,893,717
                                                                                                 -------------
NEW HAMPSHIRE -- 0.87%
  Higher Education & Health Authority, River College           4.650%   01/01/04       155,000         156,350
  Higher Education & Health Authority, River College           4.750%   01/01/05       160,000         161,574
  Higher Education & Health Authority, River College           4.850%   01/01/07       130,000         130,819
  Higher Education & Health Authority, River College           4.900%   01/01/08       185,000         185,636
  Higher Education & Health Facility, Crotched Mountain
    Rehabilitation Center, RB, Pre-Refunded @ 102 (D)          7.500%   01/01/00       105,000         109,951
  Higher Education & Health Facility, Kendal at Hanover
    Issue, RB, LOC                                             5.200%   10/01/06       775,000         789,865

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Higher Education & Health Facility, Kendal at Hanover
    Issue, RB, LOC                                             5.300%   10/01/07  $    585,000   $     596,203
  Higher Educational & Health Authority, Franklin Pierce
    College, RB                                                4.900%   10/01/08       620,000         632,164
  Higher Educational & Health Authority, Franklin Pierce
    College, RB, ACA                                           5.000%   10/01/09       465,000         474,835
  Higher Educational & Health Authority, Franklin Pierce
    College, RB, ACA                                           5.100%   10/01/10       790,000         807,230
  New Hampshire, Higher Educational & Health Facilities
    Authority, Saint Anselm College, RB, AMBAC                 5.150%   07/01/29     2,000,000       1,969,740
                                                                                                 -------------
                                                                                                     6,014,367
                                                                                                 -------------
NEW JERSEY -- 1.31%
  Church Street Corporation, Keansburg Elderly Housing,
    Series 1994, HUD Section 8 Assistance                      5.000%   03/01/01       110,000         111,242
  Deptford Township, GO                                        5.600%   10/15/06       180,000         195,007
  Deptford Township, GO                                        5.850%   10/15/07       185,000         204,157
  Economic Development Authority, Cadbury Corporation
    Project, RB Series A, ACA                                  4.750%   07/01/03       290,000         294,805
  Economic Development Authority, Cadbury Corporation
    Project, RB Series A, ACA                                  4.850%   07/01/04       325,000         331,074
  Economic Development Authority, Cadbury Corporation
    Project, RB, Series A, ACA                                 4.600%   07/01/02       200,000         202,282
  Economic Development Authority, RB, Series H-2, LOC          5.000%   10/01/05       570,000         588,633
  Essex County, Utilities Authority, Solid Waste Revenue,
    RB, Series A, FSA                                          4.800%   04/01/14     1,000,000         999,120
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.250%   11/01/01       260,000         262,600
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.500%   11/01/03       195,000         198,498
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.600%   11/01/04       105,000         107,044
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.700%   11/01/05       105,000         107,360
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.750%   11/01/06       110,000         112,438
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.800%   11/01/07       115,000         117,415
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             5.000%   11/01/08       125,000         129,106
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             5.000%   11/01/10       265,000         269,614
  Sayreville, Housing Development Corporation, Section 8
    Assisted Project, RB, Series A, FHA                        6.000%   02/01/23     2,620,000       2,740,441
  State Education Facility Authority, Caldwell College, RB,
    Series A                                                   7.250%   07/01/25     1,115,000       1,207,355
  State Turnpike Authority, RB, ETM                           10.375%   01/01/03       830,000         943,695
                                                                                                 -------------
                                                                                                     9,121,886
                                                                                                 -------------
NEW MEXICO -- 0.80%
  Albuquerque, Class B-2, CMO, FGIC (A)                        0.000%   05/15/11     7,575,000       3,276,188
  Bernalillo County, Multi-Family Housing, Sunchase
    Apartments, Series A (C)                                   5.800%   11/01/25     1,400,000       1,472,534
  Mortgage Finance Authority, Single Family Mortgage
    Program, RB, FHLMC / FNMA / GNMA                           5.500%   07/01/17       210,000         216,250
  Mortgage Finance Authority, Single Family Mortgage
    Program, RB, FHLMC / FNMA / GNMA                           5.600%   07/01/28       465,000         471,440
  Santa Fe, Single Family Mortgage, RB                         8.450%   12/01/11        88,295          93,920
                                                                                                 -------------
                                                                                                     5,530,332
                                                                                                 -------------
NEW YORK -- 6.49%
  Amherst, Industrial Development Agency, Multi Service Rink
    Complex, RB, LOC                                           4.750%   10/01/02       195,000         196,646

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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Amherst, Industrial Development Agency, Multi Service Rink
    Complex, RB, LOC                                           5.180%   10/01/06  $    335,000   $     340,139
  Capital District Youth Center Lease, RB, LOC                 6.000%   02/01/17       465,000         494,597
  Dutchess County, Solid Waste Systems, RB, Series C, MBIA     5.000%   01/01/10     2,710,000       2,738,862
  Nassau County, General Improvement, GO, Series X, AMBAC      5.000%   11/01/05       465,000         489,492
  Nassau County, General Improvement, GO, Series X, AMBAC      5.000%   11/01/06       465,000         489,645
  New York City, Series B, GO, AMBAC                           7.250%   08/15/07     3,625,000       4,340,974
  New York City, Housing Authority, Multi-Family Mortgage,
    Section 8 Assisted, RB, Series A, AMBAC                    5.450%   07/01/08     1,545,000       1,636,310
  New York City, Industrial Development Agency, College of
    Aeronautics Project                                        5.000%   05/01/06       425,000         433,041
  New York City, Industrial Development Agency, College of
    Aeronautics Project                                        5.200%   05/01/09       255,000         259,539
  New York City, Industrial Development Agency, RB, Series
    C, Mandatory Put @ 100, AMT (B)                            7.625%   11/01/99     2,515,000       2,567,513
  New York, GO, MBIA                                           8.000%   08/01/06     3,640,000       4,473,742
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  5.000%   01/01/13       945,000         953,496
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series B, FSA                                  5.000%   01/01/13     1,530,000       1,543,755
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  4.550%   02/01/04       785,000         801,768
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  4.650%   02/01/05       670,000         686,261
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  4.700%   02/01/06       855,000         876,315
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  5.200%   02/01/13       935,000         961,152
  Onondaga County, Industrial Development Agency, Civic
    Facility Revenue, Lemoyne College Project, RB, Series A    5.000%   03/01/07       220,000         221,687
  Onondaga County, Industrial Development Agency, Civic
    Facility Revenue, Lemoyne College Project, RB, Series A    5.500%   03/01/14       510,000         520,195
  State Dormitory Authority, Hunts Point Multi Service
    Center, RB                                                 5.625%   07/01/22     2,805,000       2,941,295
  State Dormitory Authoity, Lutheran Nursing Home, RB, AMBAC
    / FHA                                                      5.125%   02/01/18     1,240,000       1,236,193
  State Dormitory Authority, Long Island University, RB,
    Asset Guaranty                                             6.000%   09/01/08     3,095,000       3,389,551
  State Dormitory Authority, Capital Appreciation,
    Prerefunded City, RB, Series C, ETM, FSA (A)               0.000%   07/01/04       105,000          82,815
  State Dormitory Authority, Saint Mary's Hospital
    Amsterdam, RB, MBIA                                        5.250%   05/01/05     1,250,000       1,321,038
  State Dormitory Lease Authority, State University
    Dormitory Facilities, RB, Series A, AMBAC                  5.250%   07/01/11     1,830,000       1,940,221
  State Power Authority, RB, Series C, ETM                     9.500%   01/01/01       130,000         131,849
  State Urban Development Corporation, Correctional
    Facility, RB, AMBAC                                        5.625%   01/01/07     4,675,000       5,004,166
  Syracuse, Housing Authority, Loretto Rest Homes, RB,
    Series A, FHA                                              5.000%   08/01/07     2,245,000       2,326,223
  Triborough Bridge & Tunnel Authority, Convention Center
    Project, RB, Series E                                      7.250%   01/01/10       445,000         522,416
  UFA Development Corporation, Loretto Utica Project, RB,
    FHA                                                        5.150%   07/01/03     1,110,000       1,140,901
                                                                                                 -------------
                                                                                                    45,061,797
                                                                                                 -------------
NORTH CAROLINA -- 0.07%
  Martin County, Pollution Control Finance Authority,
    Weyerhaeuser, RB                                           8.500%   06/15/99       110,000         110,675
  Vance County, Industrial Facility Authority, Carolina
    Comforters Project, LOC                                    4.700%   09/01/00       370,000         371,122
                                                                                                 -------------
                                                                                                       481,797
                                                                                                 -------------
OHIO -- 3.01%
  Capital Corporation for Housing Mortgage Revenue, Section
    8 Assisted Project, RB, Series A, FHA / MBIA               4.500%   01/01/03       230,000         230,734
  Capital Corporation for Housing Mortgage Revenue, Section
    8 Assisted Project, RB, Series C, FHA / MBIA               5.100%   07/01/09     1,960,000       1,983,246
  Capital Corporation for Housing Mortgage Revenue, Section
    8 Assisted Project, RB, Series E, FHA / MBIA               5.700%   01/01/05       370,000         388,763


36
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Capital Housing Corporation Mortgage, Georgetown Section
    8, RB, Series A, FHA                                       6.625%   07/01/22  $  1,220,000   $   1,289,613
  Cuyahoga County, Multi-Family Housing, Water Street
    Association, RB, GNMA                                      6.250%   12/20/36     1,215,000       1,324,933
  Hancock County, Multi-Family Housing, Crystal Glen
    Apartments, RB, Series C, LOC                              5.050%   01/01/10     1,135,000       1,144,432
  Jefferson County, GO, Asset Guaranty                         6.625%   12/01/05       340,000         372,076
  Lorain County, Health Care Facilities, Kendal at Oberlin,
    RB, Series B (C)                                           4.750%   02/01/22     1,465,000       1,471,651
  Lorain County, Hospital Finance Authority, Humility of
    Mary Health Care, RB, Series A, Pre-Refunded @ 100 (D)     5.900%   06/15/05     5,515,000       6,049,404
  Lorain County, Hospital Finance Authority, Humility of
    Mary Health Care, RB, Series B, ETM                        7.200%   12/15/11       935,000       1,034,073
  Lorain County, Hospital Finance Authority, Humility of
    Mary Health Care, RB, Series D, ETM                        7.125%   12/15/06     1,025,000       1,131,703
  Lucas-Palmer Housing Development Corporation, Palmer
    Gardens, RB, FHA / MBIA                                    5.900%   07/01/07       275,000         294,456
  Miami County, Hospital Facility, Upper Valley Medical
    Center, RB Series A, Pre-Refunded @ 102, MBIA (D)          6.625%   05/01/99       100,000         101,963
  Stark County, Health Care Facility, Rose Land Incorporated
    Project, RB, GNMA / FHA                                    5.300%   07/20/18       810,000         810,073
  Stark County, Health Care Facility, Rose Land Incorporated
    Project, RB, GNMA / FHA                                    5.350%   07/20/23     1,170,000       1,175,113
  Stark County, Health Care Facility, Rose Land Incorporated
    Project, RB, GNMA / FHA                                    5.400%   07/20/28     1,425,000       1,437,582
  State Mortgage, Home of Ohio, RB, FHA                        5.600%   08/01/06       415,000         438,480
  State Pollution Control RB, General Motors Corporation
    Project                                                    6.500%   03/01/06       235,000         239,746
                                                                                                 -------------
                                                                                                    20,918,041
                                                                                                 -------------
OKLAHOMA -- 0.60%
  Cleveland County, Home Loan Authority, Single Family
    Mortgage, Series 1992                                      8.375%   02/01/12     1,555,000       1,650,306
  Grand River, Dam Authority, RB, ETM                          6.250%   11/01/08       125,000         134,508
  Housing Finance Agency, Multi-Family Housing, Northpark &
    Meadowlane Project, RB, FNMA                               5.100%   12/01/07       880,000         897,116
  McAlester, Public Works Authority, RB, FSA                   8.250%   12/01/04       115,000         137,496
  McAlester, Public Works Authority, RB, FSA                   8.250%   12/01/05       700,000         859,572
  McAlester, Public Works Authority, RB, FSA                   8.250%   12/01/06       175,000         218,754
  Payne County, Home Finance Authority, Single Family
    Mortgage, RB, Series A                                     8.625%   03/01/11       270,000         288,378
                                                                                                 -------------
                                                                                                     4,186,130
                                                                                                 -------------
PENNSYLVANIA -- 16.93%
  Aliquippa Beaver County, Asset Guaranty, ETM                 8.250%   09/15/01       725,000         772,219
  Allegheny County, Hospital Development Authority,
    Allegheny General Hospital Project, RB, Series A, MBIA     6.200%   09/01/15     3,500,000       3,534,090
  Allegheny County, Hospital Development Authority, Health
    Center - UPMC Health Systems, RB, MBIA                     5.000%   11/01/23     1,760,000       1,695,038
  Allegheny County, Hospital Development Authority, Health
    Center - UPMC Health Systems, RB, MBIA                     4.650%   11/01/09     2,100,000       2,112,138
  Allegheny County, Industrial Development Authority, HVL
    Plaza Project, RB, LOC                                     6.000%   10/01/04       935,000         935,309
  Allegheny County, Industrial Development Authority, RB,
    Series A                                                   6.700%   12/01/20       400,000         433,120
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, GNMA                                  6.500%   11/01/14       440,000         457,310
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series CC-1, GNMA                     5.200%   05/01/17       980,000         983,371
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series CC-2, GNMA                     5.200%   05/01/17       355,000         355,394
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series DD-1, AMT, GNMA                4.850%   05/01/08       255,000         255,553

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Allentown, Hospital Authority, Sacred Heart Hospital of
    Allentown, RB                                              6.200%   11/15/03  $    495,000   $     513,023
  Beaver County, Industrial Development Authority, Health
    Care Revenue, RB, Series A, Taxable Converted to Tax
    Exempt 11/1/99, GNMA                                       6.200%   05/20/10     3,125,000       3,078,281
  Berks County, Municipal Authority, Health Care Pooled
    Financing Project, RB                                      5.000%   03/01/28     1,490,000       1,424,217
  Berks County, Redevelopment Authority, Multi-Family
    Revenue, Woodgate Associate Project, RB, Series A, FNMA    5.150%   01/01/19     2,000,000       1,977,920
  Bucks County, Saint Mary's Hospital Authority, RB, ETM       6.625%   07/01/04        85,000          91,860
  Cambria County, GO, FGIC                                     5.000%   08/15/08       360,000         375,469
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.200%   10/15/99        95,000          95,251
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.500%   10/15/00       245,000         247,134
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.650%   10/15/01       210,000         212,329
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.750%   10/15/02       280,000         283,735
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.850%   10/15/03       265,000         269,452
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.900%   10/15/04       330,000         334,475
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.000%   10/15/06       325,000         327,964
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.000%   10/15/07       390,000         392,001
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.100%   10/15/08       120,000         120,614
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.125%   10/15/09       280,000         280,602
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.300%   10/15/11       350,000         351,064
  Clearfield, Hospital Revenue Authority, Clearfield
    Hospital Project, RB                                       6.875%   06/01/16     1,175,000       1,261,104
  Cumberland County, Municipal Revenue Authority,
    Presbyterian Homes Project, RB                             6.000%   12/01/26     1,500,000       1,550,625
  Dauphin County, General Authority, WW15 Term, RB,
    Manditory Tendor @ 100 (B)                                 6.850%   06/01/09       655,000         702,448
  Delaware County, College Revenue Authority, RB Series B      4.750%   10/01/06       250,000         247,453
  Delaware County, College Revenue Authority, RB Series B      5.500%   10/01/19     3,165,000       3,122,842
  Delaware County, College Revenue Authority, RB Series B      4.850%   10/01/07       255,000         252,542
  Delaware County, College Revenue Authority, RB Series B      4.950%   10/01/08       425,000         420,980
  Delaware County, Housing Authority, Dunwoody Village
    Project, RB                                                5.625%   04/01/09       160,000         163,856
  Delaware County, Multi-Family Redevelopment Revenue
    Authority, Chester Heights Association, RB, Series A,
    FNMA                                                       5.150%   01/01/19     4,115,000       4,069,570
  Erie, Higher Education Building Authority, Gannon
    University Project, RB, Series E                           5.200%   07/15/16     1,000,000         980,980
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB                                        5.750%   03/15/12       110,000         115,429
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB                                        5.850%   03/15/17       405,000         419,325
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB, Series B                              5.750%   03/15/13     1,700,000       1,778,336
  Falls Township, Hospital Authority, Delaware Valley
    Medical Center, RB, FHA                                    6.900%   08/01/11     2,955,000       3,116,845
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.200%   06/15/04       260,000         272,475
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.400%   06/15/06     1,045,000       1,111,420
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.450%   06/15/07       560,000         597,565
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.550%   06/15/08     1,330,000       1,430,402
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.650%   06/15/09     1,405,000       1,511,682
  Geisinger, Health Systems Authority, RB, Series B,
    Pre-Refunded
    @ 102 (D)                                                  7.375%   07/01/99       150,000         153,986
  Greene County, Industrial Development Authority,
    Monongahela Power Company, RB, Series B, MBIA              5.100%   02/01/12     1,240,000       1,269,190
  Greene County, Industrial Development Authority, West Penn
    Power Company, RB, Series B, MBIA                          4.750%   02/01/07     3,510,000       3,585,114
  Hazelton, Area School District, GO, Series A, FGIC           4.650%   03/01/07       575,000         587,472
  Hazelton, Area School District, GO, Series A, FGIC           4.750%   03/01/08       795,000         816,314
  Hospital & Higher Education Authority, Health System, RB,
    Series A, FHA                                              5.375%   01/01/28     3,270,000       3,286,873

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Hospital & Higher Education Authority, Jefferson Health
    Systems, RB, Series A, MBIA                                5.125%   05/15/18  $  2,000,000   $   1,979,580
  Hospital & Higher Education Authority, Jefferson Health
    Systems, RB, Series A, MBIA                                5.125%   05/15/21     2,000,000       1,954,760
  Housing Finance Agency, Rental Housing, RB, FNMA             6.500%   07/01/23     4,815,000       5,129,612
  Housing Finance Agency, Rental Housing, RB, FNMA             5.150%   07/01/03       375,000         384,953
  Housing Finance Agency, Single Family Mortgage, RB, Series
    1991-31A                                                   7.000%   10/01/05       215,000         226,120
  Housing Finance Agency, Single Family Mortgage, RB, Series
    64, AMT (A)                                                0.000%   04/01/30     1,955,000       1,163,870
  Jefferson County, Municipal Authority, RB, ETM, MBIA         7.000%   12/01/02        70,000          74,738
  Kenneth Square, Sewer Authority, RB, FSA                     5.300%   12/15/27     2,400,000       2,424,672
  Lancaster, Sewer Authority, RB, ETM                          6.000%   04/01/12        50,000          54,561
  Lehigh County, General Purpose Authority, Muhlenberg
    Continuing Care, RB, Pre-Refunded @ 102, LOC (D)           7.800%   03/15/00     2,170,000       2,292,540
  Lehigh County, General Purpose Authority, Muhlenberg
    Hospital Center, RB, ETM                                   4.800%   07/15/00       635,000         644,093
  Lehigh County, General Purpose Authority, Muhlenberg
    Hospital Center, RB, ETM                                   4.800%   07/15/00       405,000         410,561
  Monroeville, Hospital Authority, East Suburban Health
    Center Project, RB, Pre-Refunded @ 100 (D)                 7.600%   07/01/04       645,000         712,228
  Montgomery County, GO, ETM                                   9.000%   08/15/04       350,000         392,319
  Montgomery County, Higher Education Authority, Waverly
    Heights Project, RB                                        5.000%   01/01/03       280,000         282,198
  Montgomery County, Industrial Development Authority RB,
    BMHR Associated Project, LOC                               6.750%   11/15/04       235,000         244,743
  Montgomery County, Industrial Development Authority, ECRI
    Project, RB                                                6.400%   06/01/03       430,000         441,675
  Montgomery County, Industrial Development Authority,
    Meadowood Corporation Project, RB, Series A,
    Pre-Refunded @ 102 (D)                                    10.250%   12/01/00     2,335,000       2,613,962
  Mount Lebanon, Hospital Authority, RB, ETM                   7.000%   07/01/06        90,000          99,552
  Penn Cambria School District, GO, Asset Guaranty             4.000%   08/15/99       255,000         255,518
  Philadelphia, Authority for Industrial Development,
    Simpson Housing Project                                    5.000%   08/15/09       300,000         295,947
  Philadelphia, Authority for Industrial Development,
    Simpson Housing Project                                    5.000%   08/15/10       360,000         351,778
  Philadelphia, Authority for Industrial Development,
    Simpson Housing Project                                    5.100%   08/15/11       300,000         293,493
  Philadelphia, Hospitals & Higher Education, RB, ACA          6.200%   05/01/11     1,920,000       2,032,013
  Philadelphia, Housing Redevelopment Authority,
    Multi-Family Housing, RB, HUD                              5.450%   02/01/23       995,000       1,003,547
  Philadelphia, Industrial Development Authority, National
    Board of Medical Examiners Project, RB                     6.750%   05/01/12       515,000         554,907
  Philadelphia, Industrial Development Authority, Convention
    Project, RB, Series 1989, AMBAC, ETM                       7.000%   07/01/99       295,000         296,811
  Philadelphia, Industrial Development Authority, Elmira
    Jefferies Memorial Home, RB, FHA                           4.750%   02/01/08       595,000         595,803
  Philadelphia, Industrial Development Authority, Jeanes
    Physicians' Office, RB, Series A                           9.375%   07/01/10       830,000         830,498
  Philadelphia, Redevelopment Authority, First Lien
    Mortgage, Series A                                         6.500%   01/01/29       700,000         699,006
  Philadelphia, Saint Agnes Medical Center Project, RB, ETM,
    FHA                                                        6.750%   08/15/01       195,000         199,021
  Pittsburgh, Urban Redevelopment Authority, Center Triangle
    Tax Increment, Series A, LOC                               5.125%   06/01/00       665,000         675,374
  Pittsburgh, Urban Redevelopment Authority, RB, Series C,
    AMT, FNMA / FHA                                            5.950%   10/01/29       200,000         209,806
  Pittsburgh, Urban Redevelopment, Oliver Garage Project,
    RB, FGIC, LOC                                              5.200%   06/01/11       380,000         390,325
  Potter County, Hospital Redevelopment Authority, Charles
    Cole Memorial Hospital, RB, Asset Guaranty                 5.100%   08/01/02       290,000         299,532
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           7.250%   07/01/24       565,000         655,406
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           4.700%   07/01/01       750,000         749,190
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           4.800%   07/01/02       780,000         778,729
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           5.150%   07/01/09       840,000         817,774
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           5.500%   07/01/18     2,180,000       2,075,687
  River Port Authority, RB, ETM                                6.500%   01/15/11       140,000         156,993

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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Rose Tree Media School District, GO, FGIC                    4.400%   02/15/11  $    750,000   $     732,015
  Scranton-Lackawanna Counties, Health & Welfare Authority,
    RB                                                         6.625%   04/15/07       230,000         230,538
  Seneca Valley, School District, GO, Series A, FGIC           5.250%   07/01/07     1,660,000       1,765,211
  Somerset County, Hospital Authority, Community Hospital
    District B, RB, Asset Guaranty                             5.200%   03/01/10       565,000         581,622
  Somerset County, Hospital Authority, Community Hospital
    District B, RB, Asset Guaranty                             5.300%   03/01/11       135,000         139,251
  Southeastern Pennsylvania, Greene School District, GO, ETM   9.375%   07/01/03        10,000          11,231
  State Finance Authority, Municipal Capital Imports
    Program, RB                                                6.600%   11/01/09     2,175,000       2,405,224
  State Higher Education Facility, Ursinus College, RB         5.000%   01/01/02       150,000         153,449
  State Higher Education Facility, Ursinus College, RB         5.100%   01/01/03       170,000         175,143
  State Higher Education Facility, Ursinus College, RB         5.200%   01/01/04       180,000         186,700
  State Higher Education Facility, Ursinus College, RB         5.300%   01/01/05       205,000         214,051
  State Higher Education Facility, Ursinus College, RB         5.400%   01/01/06       230,000         241,636
  State Higher Education Facility, Ursinus College, RB         5.850%   01/01/17     1,190,000       1,240,754
  State Higher Educational Facility, Alleghney Delaware
    Valley Obligation, RB, Series A, MBIA                      5.600%   11/15/09     1,250,000       1,262,250
  State Higher Educational Facility, Alleghney Delaware
    Valley Obligation, RB, Series A, MBIA                      5.700%   11/15/11     2,755,000       2,782,219
  State Higher Educational Facilities Authority, Health
    Services Revenue, RB, Series A,                            7.000%   01/01/09     4,500,000       5,098,905
  State Higher Educational Facilities Authority, UPMC Health
    Systems, RB, Series A, FSA                                 5.250%   08/01/10     1,000,000       1,044,010
  State Higher Educational Facilities Authority, UPMC Health
    Systems, RB, Series A, FSA                                 5.250%   08/01/11     1,000,000       1,039,360
  State Higher Educational Facility, Gwynedd Mercy College,
    RB                                                         5.000%   11/01/08     1,300,000       1,302,925
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         4.850%   03/15/06       250,000         252,658
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.100%   03/15/09       290,000         292,915
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.200%   03/15/10       305,000         308,059
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.250%   03/15/11       325,000         327,996
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.300%   03/15/02       325,000         327,976
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         4.750%   03/15/05       155,000         156,650
  State, COP, Series A, AMBAC                                  5.400%   07/01/09       165,000         171,828
  Tredyffrin Township, GO                                      5.250%   11/15/21     1,000,000       1,002,439
  Williamsport, Multi-Family Housing Authority, RB, Series
    A, MBIA                                                    5.250%   01/01/15     1,445,000       1,464,853
  York County, Hospital Authority, Hanover Hospital
    Incorporated, RB, AMBAC                                    4.600%   12/01/09       925,000         926,331
  York, Housing Redevelopment Mortgage Corporation, RB,
    Series A                                                   6.875%   11/01/09     1,105,000       1,161,353
                                                                                                 -------------
                                                                                                   117,477,208
                                                                                                 -------------
RHODE ISLAND -- 0.69%
  Central Falls, GO, Pre-Refunded @ 103 (D)                    9.250%   11/15/00       170,000         187,758
  Rhode Island, State Industrial Facility Corporation,
    Crystal Thermoplastics Project, Series A                   6.950%   08/01/14       355,000         366,058
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  4.700%   04/01/05       215,000         215,189
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  4.800%   04/01/06       230,000         230,152
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  4.900%   04/01/07       235,000         235,082
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.000%   04/01/08       200,000         200,276
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.100%   04/01/09       260,000         260,270
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.200%   04/01/10       275,000         275,171
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.250%   04/01/11       290,000         288,843

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.300%   04/01/12  $    305,000   $     303,295
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.350%   04/01/13       325,000         324,984
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.400%   04/01/14        65,000          64,891
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.500%   04/01/19       385,000         384,011
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.600%   04/01/24       470,000         468,787
  West Warwick, GO, Series A, Asset Guaranty                   7.300%   07/15/08       850,000         954,338
                                                                                                 -------------
                                                                                                     4,759,105
                                                                                                 -------------
SOUTH CAROLINA -- 1.64%
  Economic Jobs Development, Westminster Presbyterian, RB,
    Series A                                                   5.125%   11/15/08       995,000         985,737
  Job Economic Development, Caterpollar Incorporated
    Project, RB                                                5.050%   06/01/08       465,000         467,269
  State Housing Finance & Development Authority, Bryton
    Point Apartments Project, Mandatory Put @ 100, FNMA (B)    5.700%   06/01/05     2,850,000       3,033,683
  State Housing Finance & Development Authority, Runway Bay
    Apartments Projects, RB                                    5.500%   12/01/05       840,000         870,433
  State Housing Finance & Development Authority, Westbury
    Plantation, RB, FHA                                        6.050%   07/01/27       430,000         444,302
  State Housing Finance Authority, Hunting Ridge Apartments,
    RB, Mandatory Put @ 100 (B)                                6.750%   06/01/10       935,000       1,000,759
  York County, Industrial Revenue, Hoechst Celanese, RB, AMT   5.700%   01/01/24     4,500,000       4,575,644
                                                                                                 -------------
                                                                                                    11,377,827
                                                                                                 -------------
SOUTH DAKOTA -- 0.19%
  Housing Development Authority, Multi-Family Housing, RB,
    Series B, HUD                                              7.000%   04/01/12       935,000       1,001,348
  State Building Authority, RB                                10.500%   09/01/00       265,000         287,612
                                                                                                 -------------
                                                                                                     1,288,960
                                                                                                 -------------
TENNESSEE -- 1.08%
  Greeneville, Health & Education Facility Board, Southern
    Advent Hospital, RB, EMT                                   8.700%   10/01/09       330,000         402,752
  Nashville & Davidson Counties, Health & Education
    Facilities Board, Homes Inc. Project, RB, Series C,
    Pre-Refunded @ 105 (D)                                     9.000%   10/01/07       235,000         312,675
  Nashville & Davidson County, Health & Education Facilities
    Board, Modal Health, RB, Asset Guaranty                    5.500%   05/01/23       790,000         808,612
  Nashville & Davidson, Multi-Family Housing, Welch Bend
    Apartments, RB, Series A, FNMA (C)                         5.500%   01/01/27     1,990,000       2,095,311
  Shelby County, Health Educational & Housing Facility
    Board, Methodist Health Systems, RB, MBIA                  5.200%   08/01/13     1,970,000       2,028,568
  Shelby County, Multi-Family Housing, Windsor Apartments,
    RB, Series A, Asset Guaranty                               6.500%   10/01/07     1,240,000       1,319,893
  Shelby County, Multi-Family Housing, Windsor Apartments,
    RB, Series A, Asset Guaranty                               6.750%   10/01/17       460,000         495,020
                                                                                                 -------------
                                                                                                     7,462,831
                                                                                                 -------------
TEXAS -- 5.21%
  Austin, Hotel Occupancy Tax, RB, Series A, AMBAC             5.125%   11/15/14     1,670,000       1,687,318
  Austin, Water Sewer & Electric Revenue, RB                  14.000%   11/15/01       815,000         923,843
  Austin, Water Sewer & Electric Revenue, RB, ETM             14.000%   11/15/01         5,000           5,954
  Bexar County, Housing Finance Corporation, GO (A)            0.000%   03/01/15     1,650,000         605,583
  Brazos, Higher Education Authority, RB, Series B-1           6.500%   06/01/04       165,000         174,108
  Bryon, Higher Education Authority, Allen Academy Project,
    RB, Series A                                               6.500%   12/01/06       400,000         411,772
  Bryon, Higher Education Authority, Allen Academy Project,
    RB, Series A                                               7.300%   12/01/16     1,635,000       1,689,723
  Capital Area, Housing Finance Corporation, IDK Partners II
    Trust, Series A                                            6.500%   11/01/19     3,112,280       3,256,222

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Collin County, Housing Financial Corporation, Preston Bend
    Apartments Project, RB, Mandatory Put @ 100 (B)            6.500%   09/01/03  $    935,000   $     955,439
  De Soto, Housing Finance Corporation, The Colonies
    Apartments Project, RB, Mandatory Put @ 100, FNMA (B)      5.125%   10/01/06     3,425,000       3,534,737
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/03       115,000         127,395
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/04       185,000         208,371
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/08        95,000         111,843
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/09       185,000         216,274
  Del Rio, GO, Asset Guaranty                                  6.500%   04/01/10        95,000         104,360
  Del Rio, GO, Asset Guaranty                                  5.550%   04/01/11        45,000          46,220
  Del Rio, GO, Asset Guaranty                                  5.650%   04/01/13        95,000          97,633
  Del Rio, GO, Asset Guaranty                                  5.750%   04/01/16        45,000          46,197
  Del Rio, GO, Asset Guaranty                                  5.750%   04/01/17       235,000         240,584
  Denison, Hospital Authority, Texoma Medical Center, RB,
    ETM                                                        7.125%   07/01/08       155,000         176,946
  Edgewood, Independent School District, RB                    4.900%   08/15/08       660,000         652,681
  Edgewood, Independent School District, RB                    5.000%   08/15/09       690,000         681,761
  Edgewood, Independent School District, RB                    5.000%   08/15/10       725,000         709,652
  Edgewood, Independent School District, RB                    5.250%   08/15/13       805,000         800,138
  Gregg County, Housing Finance Corporation, Summer Lake
    Project, RB, Series A, Mandatory Put @ 100 (B)             6.400%   03/01/06       465,000         501,721
  Gulf Coast Waste Disposal Authority, Atlantic Richfield
    Company Project, RB, Pre-Refunded @ 100 (D)                6.500%   08/01/03       170,000         184,511
  Harris County, Housing Finance Corporation, Colonial House
    Apartments Project, RB, Mandatory Put @ 100 LOC (B)        5.600%   09/01/99       210,000         211,266
  Harris County, Housing Finance Corporation, Cypress Ridge
    Apartments, RB, FSA                                        5.650%   06/01/06       260,000         272,496
  Harris County, Toll Road Authority, GO, MBIA (A)             0.000%   08/15/01     1,065,000         978,405
  Houston, Housing Finance Corparation, RB, Series 1996 A-2
    (A)                                                        0.000%   06/01/14     1,710,000         570,439
  Houston, Housing Finance Corparation, Series 1996 A-1, RB    8.000%   06/01/14     2,010,000       2,118,339
  Houston, Port Authority, Airport and Marina Improvement,
    RB                                                         5.750%   05/01/02       235,000         239,763
  Houston, Sewer Systems, RB, ETM                              5.400%   10/01/04        85,000          88,423
  Houston, Sewer Systems, RB, ETM                              6.375%   10/01/08        80,000          88,811
  McAllen, Development Corporation, RB, FSA                    4.700%   02/15/08       235,000         236,525
  McAllen, Development Corporation, RB, FSA                    4.800%   02/15/09       235,000         236,520
  Northeast Hospital Authority, RB, ETM                        8.000%   07/01/08       575,000         674,820
  Odessa, Housing Finance Corporation, Single Family
    Mortgage, RB, Series A, FNMA                               8.450%   11/01/11       217,250         237,541
  Panhandle, Regional Housing Finance Corporation, Single
    Family Mortgage, RB, Series A, GNMA                        7.500%   05/01/24       410,000         421,677
  Panhandle-Plains, Higher Education Authority, RB, Series D   5.100%   09/01/03       170,000         175,386
  Panhandle-Plains, Higher Education Authority, RB, Series D   5.250%   03/01/05       145,000         149,917
  State Department Housing & Community Affairs, Meadow Ridge
    Apartments Project, RB, FNMA                               5.050%   08/01/08     1,475,000       1,530,091
  State Department Housing & Community Affairs, Volente
    Project, RB, FNMA                                          5.000%   07/01/08     1,095,000       1,119,988
  Tarrant County, Health Facility, South Central Nursing,
    RB, Series A, MBIA                                         6.000%   01/01/37       225,000         246,602
  Tarrant County, Housing Finance Corporation, Multi-Family
    Housing, Summit Project, RB, Series A, Mandatory Put @
    100, FNMA (B)                                              5.080%   09/01/07     1,870,000       1,917,049
  Texarkana, Housing Finance Corporation, Summerhill, RB,
    Series A, GNMA                                             5.550%   01/20/07       215,000         224,722
  Tom Green County, Hospital Authority, ETM                    7.875%   02/01/06       680,000         765,279
  Travis County, Housing Finance Corporation, Broadmoor
    Apartments Project, RB, FSA                                5.700%   06/01/06       895,000         940,663
  Webb County, COP, Series A, Asset Guaranty                   5.100%   10/01/07       700,000         731,633
  Webb County, COP, Series A, Asset Guaranty                   5.200%   10/01/08       725,000         767,811
  Webb County, COP, Series A, Asset Guaranty                   5.300%   10/01/09       750,000         799,508
  Willow Fork, Drain District, GO, AMBAC                       4.600%   09/01/05        80,000          81,314
  Willow Fork, Drain District, GO, AMBAC                       4.600%   09/01/06       225,000         227,783
  Willow Fork, Drain District, GO, AMBAC                       4.650%   09/01/07       400,000         403,692

42
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Willow Fork, Drain District, GO, AMBAC                       4.700%   09/01/08  $    265,000   $     267,114
  Willow Fork, Drain District, GO, AMBAC                       4.800%   09/01/09       390,000         393,099
  Willow Fork, Drain District, GO, AMBAC                       4.900%   09/01/10       405,000         408,201
  Willow Fork, Drain District, GO, AMBAC                       4.900%   09/01/11       480,000         480,784
                                                                                                 -------------
                                                                                                    36,156,647
                                                                                                 -------------
UTAH -- 1.75%
  Brigham City, Special Assessment Bond, Pre-Refunded @ 102
    (D)                                                        9.000%   08/01/00       250,000         266,618
  Clearfield City, Multi-family Housing Mortgage, OakStone
    Apartments, RB, Series A, AMT, FHA                         5.850%   05/01/39     3,135,000       3,252,061
  Hilldale, GO                                                 7.500%   12/15/03       330,000         355,070
  Provo City, Housing Authority, Multi-Family Housing,
    Lookout Pointe Apartments, RB, GNMA                        6.000%   07/20/28       565,000         614,121
  Salt Lake City, Industrial Development Authority, Hermes
    Associates Project, RB, LOC                                5.900%   09/01/99       185,000         185,659
  State Housing Agency, Single Family Mortgage, RB, FHA        5.400%   07/01/20     2,105,000       2,121,819
  State Housing Finance Agency, Single Family Mortgage,
    A-2-CL-III                                                 5.200%   07/01/11       465,000         469,139
  State Housing Finance Agency, Single Family Mortgage, RB,
    FHA                                                        7.600%   01/01/22        75,000          77,754
  State Housing Finance Agency, Single Family Mortgage, RB,
    FHA                                                        5.250%   07/01/12       325,000         327,620
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series A-2I, FHA                                           5.400%   07/01/16       930,000         938,184
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series B-2, FHA                                            5.250%   07/01/11       515,000         520,835
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series F-1, Class I, FHA                                   5.500%   07/01/16       395,000         405,179
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series A-2, Class III, AMT, FHA / VA                       5.050%   07/01/12       600,000         599,388
  State Housing Finance Agency, Sub-Single Family Mortgage,
    RB, AMBAC                                                  5.850%   07/01/07       660,000         696,293
  Weber County, Municipal Building Authority, RB, Asset
    Guaranty                                                   6.750%   12/15/04     1,190,000       1,329,300
                                                                                                 -------------
                                                                                                    12,159,040
                                                                                                 -------------
VIRGINIA -- 0.97%
  Alexandria Redevelopment & Housing Authority, Multi-Family
    Housing, United Dominion-Parkwood Court, RB                6.625%   05/01/24     2,795,000       2,928,433
  Newport News, Industrial Development Authority, Mennowood
    Communities, RB, Series A, GNMA                            7.250%   08/01/16     1,105,000       1,274,805
  Richmond, Metro Expressway Authority, RB, Partially
    Pre-Refunded @ 102, AMBAC (D)                              7.000%   10/15/00     1,490,000       1,707,212
  State Housing Development Authority, Multi-Family
    Mortgage, RB, Series D                                     6.800%   11/01/09       750,000         809,753
                                                                                                 -------------
                                                                                                     6,720,203
                                                                                                 -------------
VERMONT -- 0.25%
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     4.300%   07/01/00       105,000         105,676
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     4.750%   07/01/04       190,000         192,464
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     5.000%   07/01/06       345,000         351,638
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     5.000%   07/01/07       380,000         385,575
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     5.750%   07/01/13       655,000         676,202
                                                                                                 -------------
                                                                                                     1,711,555
                                                                                                 -------------
WASHINGTON -- 1.53%
  Grays Harbor County, Public Utility District Number 1, RB,
    ETM,                                                       5.375%   01/01/06       350,000         365,733
  King County, Housing Authority, Multi-Family Mortgage,
    Section 8 Assisted, RB, Series B                           7.000%   08/01/03       195,000         198,405
  King County, Housing Authority, Multi-Family Mortgage,
    Section 8 Assisted. RB, Series A                           7.000%   08/01/03       640,000         651,219
  Seattle, Low Income Housing Assistance Authority, Kin On
    Project, RB, Series A, GNMA                                7.400%   11/20/36     1,402,000       1,628,591
  Spokane, Housing Authority, Valley 206 Apartments, RB,
    Series A                                                   5.625%   04/01/28       935,000         924,809
  Spokane, Housing Authority, Valley 206 Apartments, RB,
    Series B, LOC                                              5.750%   04/01/28       555,000         558,430

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  State Health Care Facilities, Sister Providence, RB,
    Pre-Refunded @ 102 (D)                                     7.875%   10/01/99  $    840,000   $     870,920
  State Housing Finance Commision, Convention Deferred
    Interest , RB, Series 4A, AMT, FNMA / GNMA (A)             0.000%   12/01/20     3,055,000       1,769,181
  State Housing Finance Commission, RB, Series A, FNMA         7.000%   07/01/99        30,000          30,088
  State Housing Finance Commission, RB, Series B, FNMA         6.900%   07/01/16     1,370,000       1,377,083
  State Housing Finance Commission, Nonprofit Housing
    Revenue, Presbyterian Ministries, RB, Series A, ACA        5.100%   01/01/14     1,235,000       1,227,355
  State Housing Finance Commission, Nonprofit Housing
    Revenue, Presbyterian Ministries, RB, Series A, ACA        5.300%   01/01/19     1,040,000       1,032,387
                                                                                                 -------------
                                                                                                    10,634,201
                                                                                                 -------------
WEST VIRGINIA -- 1.34%
  Beckley, Nursing Facility, Beckley Healthcare Corporation
    Project, RB, LOC                                           5.550%   09/01/08       230,000         238,563
  Beckley, Nursing Facility, Beckley Healthcare Corporation
    Project, RB, LOC                                           5.700%   09/01/09       190,000         195,539
  Harrison County, CMO, Series B, AMBAC (A)                    0.000%   10/20/10     2,637,000       1,208,669
  Marshall County, Capital Appriciation, RB, MBIA (A)          0.000%   05/01/14     2,805,000         883,575
  Mason County, Point Pleasant Haven, RB, LOC                  6.200%   12/01/05       795,000         817,395
  Preston County, Pollution Control Authority,
    Community-Monoogahela, RB, Series C                        4.500%   03/01/03     5,000,000       5,066,550
  Raleigh Fayette & Nicholas County, Series B, AMBAC (A)       0.000%   06/20/10     2,027,000         866,785
                                                                                                 -------------
                                                                                                     9,277,076
                                                                                                 -------------
WISCONSIN -- 1.75%
  Housing & Economic Development Authority, RB, Series B,
    AMT                                                        4.950%   09/01/09       375,000         376,421
  Oshkosh, Hospital Facility, Mercy Medical Center. RB,
    Pre-Refunded @ 100 (D)                                     7.375%   07/01/07       230,000         278,799
  Pewaukee, Industrial Development Authority, Lake Country
    Development Project, RB, LOC                               5.800%   06/01/04       100,000         106,113
  Pewaukee, Industrial Development Authority, Lake Country
    Development Project, RB, LOC                               5.900%   06/01/05       105,000         112,428
  Pewaukee, Industrial Development Authority, Lake Country
    Development Project, RB, LOC                               6.000%   06/01/06       130,000         139,621
  Shell Lake, Nursing Home Revenue, Terraceview Living, RB,
    GNMA                                                       5.300%   09/20/18     1,655,000       1,639,278
  State Health & Education Facility, Richland Hospital Inc.
    Project, RB, Series A, ACA                                 5.375%   06/01/28     3,335,000       3,274,670
  State Health & Educational Facilities, Sister Sorrowful
    Mothers, RB, Series A, MBIA                                5.100%   08/15/07     1,060,000       1,105,771
  State Health & Educational Facilities, Sister Sorrowful
    Mothers, RB, Series A, MBIA                                5.200%   08/15/08     1,560,000       1,637,236
  State Health & Educational Facilities, Sister Sorrowful
    Mothers, RB, Series A, MBIA                                5.300%   08/15/09     1,110,000       1,167,043
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              5.250%   02/01/04       110,000         114,442
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              5.400%   02/01/05        95,000          99,765
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              5.750%   02/01/12       490,000         514,298
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              6.000%   02/01/17       505,000         534,088
  Waupun, School District, GO, FGIC                            5.625%   04/01/11       580,000         625,460
  West Bend, GO                                                6.400%   02/01/05       140,000         151,187
  Whitewater, Waterworks Systems Mortgage                      7.500%   07/01/16       235,000         260,458
                                                                                                 -------------
                                                                                                    12,137,078
                                                                                                 -------------
WYOMING -- 0.99%
  Cheyene, Federal Mineral Royalty, RB                         6.200%   06/01/09       935,000       1,010,931
  Community Development Authority, RB, Series 5, AMT           5.700%   12/01/07       185,000         196,274
  Community Development Authority, Single Family Mortgage,
    RB, Series B, FHA                                          8.125%   06/01/21  $    225,000   $     233,123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Multi-Family Community Development Authority, Aspen Court
    Apartments Project, RB, Series A, Mandatory Put @ 100,
    AMT, LOC (B)                                               4.750%   12/01/08     3,000,000       2,974,830
  Teton County, School District Number 1 Project, RB, MBIA     5.000%   06/01/05     2,070,000       2,155,802
  Teton County Hospital, St. John's, RB, ACA                   5.000%   12/01/03       310,000         320,235
                                                                                                 -------------
                                                                                                     6,891,195
                                                                                                 -------------
Total Municipal Bonds
  (Cost $635,303,046)                                                                              647,932,638
                                                                                                 -------------
TAX-EXEMPT ASSET-BACKED SECURITIES -- 0.58%
  Bridlewood Village Apartments, Participation Certificate,
    Class A, FHA                                               5.600%   09/01/21    1,681,591        1,681,591
  FHA Insured Trust, Series 1996-1, Class A-2, Private
    Placement                                                  6.750%   02/01/13      606,877          609,913
  FHA Insured Trust, Series 1996-1, Class A-3, Private
    Placement                                                  7.000%   07/01/23    1,713,380        1,721,948
                                                                                                 -------------
Total Tax-Exempt Asset-Backed Securities
  (Cost $4,001,848)                                                                                  4,013,452
                                                                                                 -------------
CASH EQUIVALENT -- 5.16%
  Provident Institutional Cash Fund                            3.350%              34,604,974       34,604,974
  SEI Institutional Tax Free Portfolio                         3.470%               1,170,128        1,170,128
                                                                                                 -------------
  (Cost $35,775,102)                                                                                35,775,102
                                                                                                 -------------
Total Investments -- 99.12%
  (Cost $675,079,996)                                                                              687,721,192
OTHER ASSETS & LIABILITIES, NET -- 0.88%                                                             6,129,372
                                                                                                 -------------
Total Net Assets -- 100.0%                                                                       $ 693,850,564
                                                                                                 -------------
                                                                                                 -------------

(A)    ZERO COUPON SECURITY
(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF APRIL 30, 1999.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
AMT    INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO    COLLATERIZED MORTGAGE OBLIGATION
COP    CERTIFICATE OF PARTICIPATION
ETM    ESCROWED TO MATURITY
GO     GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.
RB     REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
  THE SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS.

ACA    AMERICAN CAPITAL ACCESS
AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AXA    AXA REINSURANCE
BIGI   BOND INVESTORS GUARANTY INSURANCE
FGIC   FINANCIAL GUARANTY INSURANCE COMPANY
FHA    FEDERAL HOUSING ADMINISTRATION
FHLMC  FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA    FINANCIAL SECURITY ASSURANCE
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING & URBAN DEVELOPMENT
IRBA   INDUSTRIAL RECREATIONAL BUILDING AUTHORITY
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Fixed Income Fund

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 29.01%
  American United Life Insurance, 144A                         7.750%   03/30/26  $  8,425,000   $      8,608,017
  Archstone Community Trust                                    7.200%   04/15/03    24,500,000         24,731,280
  Bank of America                                              5.875%   02/15/09    14,051,000         13,496,689
  BFC Finance, Series 1996-A                                   7.375%   12/01/17     7,925,000          8,228,449
  Carter Holt Harvey                                           9.500%   12/01/24     2,685,000          3,124,010
  Cinergy Global Resources, 144A                               6.200%   11/03/08     9,100,000          8,814,943
  Cleveland Electric Illuminat                                 7.430%   11/01/09     9,250,000          9,700,152
  Columbus Southern Power, MTN                                 6.550%   06/26/08    14,640,000         14,744,998
  Continental Airlines, Series 1998-3                          7.250%   11/01/05     5,370,000          5,423,109
  Corning                                                      6.300%   03/01/09     4,650,000          4,628,131
  Eastern Energy                                               6.750%   12/01/06     9,828,000          9,900,324
  Farmers Exchange Capital, 144A                               7.050%   07/15/28    10,125,000          9,797,355
  Farmers Insurance Exchange, 144A                             8.625%   05/01/24     4,530,000          5,107,639
  First American Financial                                     7.550%   04/01/28     5,795,000          5,529,519
  Florida Windstorm, 144A, MBIA                                7.125%   02/25/19       350,000            353,549
  Household Finance, MTN                                       6.125%   02/27/03    11,185,000         11,169,341
  HSBC America Capital Trust, 144A                             7.808%   12/15/26     8,070,000          7,734,384
  HSBC Americas                                                7.000%   11/01/06    12,850,000         13,225,297
  Jackson National Life Insurance, 144A                        8.150%   03/15/27    14,575,000         16,173,003
  Lehman Brothers                                             11.625%   05/15/05     4,410,000          5,453,952
  Life Reinsurance Capital Trust, 144A                         8.720%   06/15/27     5,565,000          5,670,835
  Lumbermens Mutual Casualty, 144A                             8.450%   12/01/49     3,000,000          3,057,930
  Marshall Islands Republic                                    7.600%   10/15/01     5,256,667          5,286,850
  Mellon Capital, Series B                                     7.995%   01/15/27       590,000            615,340
  Ohio National Life Insurance, 144A                           8.500%   05/15/26     3,725,000          4,140,076
  Paine Webber Group, MTN                                      6.790%   10/04/04     3,260,000          3,288,294
  Paine Webber Group, MTN                                      6.650%   10/15/02    12,405,000         12,545,102
  Pemex Finance, 144A                                          5.720%   11/15/03     5,000,000          4,944,550
  Pemex Finance, 144A                                          8.020%   05/15/07     1,200,000          1,166,088
  Pemex Finance, 144A                                          9.150%   11/15/18    19,600,000         18,799,144
  Pemex Finance, 144A                                          6.550%   02/15/08    27,775,000         26,661,500
  Pemex Finance, 144A                                          8.875%   11/15/10     3,000,000          2,973,630
  PP&L Capital Funding, Series MBIA                            6.790%   11/22/04    25,605,000         26,166,236
  Prologis Trust                                               7.100%   04/15/08     6,544,000          6,528,228
  Puget Sound Energy                                           6.740%   06/15/18       730,000            726,453
  Security Capital Industrial                                  7.625%   07/01/17    18,985,000         18,290,453
  Summit Propertys Partnership, MTN                            6.750%   07/30/01    27,500,000         27,186,446
  Union Center Life, 144A                                      8.200%   01/01/26     3,845,000          4,072,936
  World Financial Properties, 144A                             6.950%   09/01/13     5,000,000          4,961,800
                                                                                                 ----------------
Total Corporate Obligations
  (Cost $362,574,431)                                                                                 363,026,032
                                                                                                 ----------------
ASSET-BACKED SECURITIES -- 12.80%
  Aames Mortgage Trust, Series 1998-C, Class A4F               6.268%   01/15/27     9,900,000          9,850,401
  Amresco Residential Securities Mortgage Loan, Series
    1997-3, Class A3                                           6.600%   01/25/18       230,851            231,003
  Barnett Auto Trust, Series 1997-A, Class A4                  6.180%   09/15/02    15,735,000         15,898,329
  Chemical Master Credit Card Trust, Series 1995-3, Class A    6.230%   08/15/02     8,449,000          8,578,523
  ContiMortgage Home Equity Loan Trust, Series 1997-3, Class
    A4                                                         6.820%   05/15/12     7,600,000          7,619,076
  FMAC Loan Receivables Trust, Series 1998-DA, Class A2        6.404%   12/01/19    10,000,000          9,831,250
  Green Tree Home Improvement Loan Trust, Series 1996-F,
    Class HEA3                                                 6.900%   01/15/28     4,980,000          5,025,965
  Green Tree Home Improvement Loan Trust, Series 1998-D,
    Class HIB1                                                 7.700%   06/15/29     9,150,000          9,069,480
  Green Tree Home Improvement Loan Trust, Series 1998-E,
    Class HIB1                                                 7.790%   02/15/15     2,500,000          2,473,625
  Leasing Solution Leasing Trust, Series 1998-1, Class A2      5.780%   09/20/03     9,845,514          9,845,513
  Lehman Home Equity Loan Trust, Series 1995-7, Class A3       6.840%   03/25/12     4,755,000          4,779,726

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------

  PECO Energy Transition Trust, Series 1999-A, Class A6        6.050%   03/01/09  $ 18,850,000   $     18,747,268
  Southern Pacific Secured Assets, Series 1997-4, Class A4     6.630%   11/25/25    17,625,000         17,790,852
  Southern Pacific Secured Assets, Series 1998-1, Class A5     6.460%   01/25/26    10,997,000         11,079,807
  UCFC Home Equity Loan, Series 1997-D, Class A-2              6.475%   06/15/12       650,000            652,996
  UCFC Home Equity Loan, Series 1994-D1, Class A4              8.775%   02/10/16     3,827,676          3,901,283
  Union Acceptance, Series 1999-A, Class A4                    5.700%   06/08/04    18,625,000         18,488,479
  World Omni Automobile Lease Securization, Series 1997-B,
    Class A4                                                   6.200%   11/25/03     6,298,270          6,353,758
                                                                                                 ----------------
Total Asset-Backed Securities
  (Cost $150,922,862)                                                                                 160,217,334
                                                                                                 ----------------
MORTGAGE-BACKED SECURITIES -- 15.44%
  Access Financial Manufacturing Housing Contract Trust,
    Series 1995-1, Class A3                                    7.100%   05/15/21       740,000            760,831
  Access Financial Manufacturing Housing Contract Trust,
    Series 1996-1, Class A4                                    7.300%   11/15/26       800,000            824,557
  Associates Manufactured Housing, Series 1996-1, Class A4     7.300%   03/15/27     3,205,000          3,304,314
  Associates Manufactured Housing, Series 1996-1, Class A5     7.600%   03/15/27     3,910,000          4,052,840
  Associates Manufactured Housing, Series 1997-2, Class A5     6.675%   03/15/28    10,035,000         10,229,679
  BankAmerica Manufactured Housing Contract, Series 1996-1,
    Class A4                                                   7.300%   10/10/26    13,098,000         13,513,282
  Chase Mortgage Finance, REMIC, Series 1994-B, Class A1       6.750%   02/25/25       750,264            753,399
  General Electric Capital Mortgage Services, REMIC, Series
    1994-10, Class A10                                         6.500%   03/25/24     2,555,650          2,547,599
  General Electric Capital Mortgage Services, REMIC, Series
    1997-7, Class A7                                           7.500%   08/25/27     3,005,395          3,034,902
  Green Tree Financial Corporation, Series 1998-3, Class B2    7.290%   03/01/30       150,000            143,392
  Green Tree Financial Corporation, Series 1999-1, Class B1    8.600%   07/01/21     4,000,000          4,035,000
  Green Tree Financial Corporation, Series 1999-2, Class B1    8.410%   03/01/30     2,000,000          1,985,660
  Green Tree Financial, Series 1994-6, Class A5                8.250%   01/15/20     4,655,000          4,817,489
  Green Tree Financial, Series 1997-5, Class A6                6.820%   05/15/29    11,185,000         11,485,877
  Green Tree Financial, Series 1996-2, Class A4                7.200%   04/15/27     6,520,000          6,737,703
  Green Tree Financial, Series 1996-4, Class A6                7.400%   06/15/27     4,585,000          4,761,419
  Green Tree Financial, Series 1996-5, Class A5                7.450%   07/15/27     4,145,000          4,275,622
  Green Tree Financial, Series 1996-8, Class A6                7.600%   10/15/27     3,630,000          3,797,767
  Green Tree Financial, Series 1997-6, Class B1                7.170%   01/15/29    10,795,000         10,360,609
  Green Tree Financial, Series 1998-2, Class B1                7.360%   10/01/20     9,310,000          8,940,487
  Green Tree Financial, Series 1998-4, Class B1                7.260%   01/01/22    10,570,000         10,083,462
  J.P. Morgan Commercial Mortgage Finance, Series 1997-C5,
    Class A2                                                   7.069%   09/15/29     1,020,000          1,061,391
  Merrill Lynch Mortgage Investors, Series 1990-C, Class B,
    144A                                                       9.700%   06/15/10     9,310,000          9,699,857
  Merrill Lynch Mortgage Investors, Series 1991-I, Class A     7.650%   01/15/12       555,182            556,825
  Merrill Lynch Mortgage Investors, Series 1995-C1, Class A    7.190%   05/25/15     3,784,162          3,818,787
  Norwest Asset Securities, REMIC, Series 1997-14, Class A2    6.750%   10/25/27    17,199,000         17,284,651
  NYC Mortgage Loan Trust, Series 1996, Class A3, 144A         6.750%   09/25/19     8,615,000          8,294,629
  Oakwood Mortgage Investors, Series 1996-B, Class A3          7.100%   10/15/26     3,740,000          3,785,141
  Oakwood Mortgage Investors, Series 1996-B, Class A4          7.350%   10/15/26     5,030,000          5,185,867
  Paine Webber Mortgage Acceptance, Series 1995-M1, Class A    6.700%   01/15/07    18,800,000         19,058,500
  Prudential Home Mortgage Securities, CMO, Series 1993-27,
    Class A3                                                   7.500%   07/25/23     1,500,000          1,513,369
  Prudential Home Mortgage Securities, REMIC, Series
    1994-12, Class A7                                          6.050%   04/25/24     3,724,000          3,314,285
  Prudential Home Mortgage Securities, REMIC, Series
    1994-17, Class A5                                          6.250%   04/25/24     5,310,000          4,952,690
  Residential Accredit Loans, CMO, Series 1997-QS5, Class A4   7.250%   06/25/27       780,423            779,979
  Residential Asset Securities, REMIC, Series 1998-KS2,
    Class Ai3                                                  6.240%   02/25/17     1,675,000          1,672,036
  Residential Funding, CMO, Series 1995-S15, Class A2          7.000%   10/25/10     1,793,731          1,806,628
                                                                                                 ----------------
Total Mortgage-Backed Obligations
  (Cost $199,372,112)                                                                                 193,230,525
                                                                                                 ----------------


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Fixed Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------

TAXABLE MUNICIPAL BOND -- 9.96%
  Allegheny County, Pennsylvania, Residential Finance
    Authority, RB, FHA (A)                                     0.000%   08/01/28  $  7,730,000   $        874,804
  Arkansas State, Financial Development Authority, CMO,
    Series A, Class 4, FSA (A)                                 0.000%   07/10/14       500,000            170,355
  Atlanta, Georgia, Urban Resdential Finance Authority, RB,
    FNMA (A)                                                   0.000%   10/01/16     8,020,000          1,960,248
  Baltimore, Maryland, Public Improvements, Series B, GO,
    FGIC                                                       8.100%   10/15/10     1,775,000          1,967,090
  Baltimore, Maryland, Public Improvements, Series B, GO,
    FGIC                                                       8.700%   10/15/15     1,875,000          2,110,237
  Belmont, California, Redevelopment Agency, Tax Allocation
    Bond, MBIA                                                 7.550%   08/01/11       895,000            967,924
  California State, Housing Finance Agency, Single Family
    Mortgage, Issue A-1, RB, AMBAC                             7.900%   08/01/07     6,165,000          6,415,915
  California State, Housing Finance Authority, Single Family
    Mortgage, Mezzanine-Issue A-1, RB, AMBAC / FHA             8.240%   08/01/14     2,320,000          2,526,016
  Cameron County, Texas, Housing Finance Corporation, RB,
    Series A, Class 1B, FGIC                                  10.210%   09/01/10     1,032,955          1,050,308
  Cameron County, Texas, Housing Finance Corporation, Series
    A, Class 1C, FGIC                                         10.450%   09/01/11       945,000          1,024,758
  Chattahoochee Valley, Alabama, Water Supply, RB, Asset
    Guaranty                                                   8.600%   10/01/07       200,000            222,320
  Connecticut State, Health & Education Authority,
    Nursing-AHF/Hartford, RB                                   8.450%   11/01/99       245,000            248,949
  Connecticut State, Health & Education Authority, Sheriden
    Woods Center Project, RB                                   7.950%   11/01/05     1,755,000          1,863,283
  Connecticut State, Health & Education Authority, Sheriden
    Woods Center Project, RB                                   8.730%   11/01/17     1,150,000          1,291,450
  Dade County, Florida, Aviation Revenue, RB, Series C,
    AMBAC                                                      8.650%   10/01/03       930,000          1,023,985
  Dade County, Florida, Housing Finance Authority, Single
    Family Mortgage, RB, Series B-1, AMT, FNMA / GNMA (B)      5.600%   04/01/27         3,687              3,923
  Delaware State, Housing Authority, Single Family Mortgage,
    RB, Series B, AMBAC                                        6.750%   07/01/14       955,000            966,937
  Fulton, Missouri, GO, MBIA                                   7.500%   07/01/07     1,135,000          1,200,444
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB,
    Series B, ETM                                              6.875%   09/01/03       515,000            526,742
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB,
    Series B, Pre-Refunded @ 102 (C)                           7.750%   09/01/03     3,145,000          3,399,461
  Harristown, Pennsylvania, Development Corporation, Special
    Obligation, ETM                                            6.150%   02/01/16     4,355,000          4,135,943
  Hungtington, West Virginia, Collateral Mortgage
    Obligation, RB                                             9.050%   01/15/12     1,533,937          1,561,854
  Idaho State, Sand Creek Associates Ltd Partnership,
    Multi-Family Housing Revenue, RB, Hud Section 8            8.250%   12/01/18     3,485,000          3,537,623
  Idaho State, Water Reserves Board, Fall River Rural
    Electric                                                   9.500%   04/01/13     5,320,000          5,786,723
  Iowa State, Multi-Family Finance Authority, Place 35-A-T,
    RB, GNMA                                                   7.125%   10/20/16     1,980,000          2,100,780
  Kanawha & Putnam County, West Virginia, RB, AMBAC (A)        0.000%   12/01/16     2,855,000            830,662
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.450%   11/01/99       250,000            251,572
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.600%   11/01/00       280,000            281,253
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.600%   11/01/01       360,000            362,510
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.750%   11/01/02       385,000            387,915
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.850%   11/01/03       410,000            412,147
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.850%   11/04/04       410,000            410,901
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.900%   11/01/05       450,000            452,032
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             8.000%   11/01/06       590,000            592,656
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             8.000%   11/01/07       610,000            605,931
  Manatee County, Florida, Housing Finance Authority, RB,
    GNMA                                                       7.300%   11/01/12     1,270,000          1,303,020
  Mississippi State, Residual Home Corporation, RB, FHA (A)    0.000%   12/01/12     7,630,000          2,889,023

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------

  Mississippi State, Single Family Home Corporation, RB,
    Series D, Class 3, GNMA / FNMA                             7.750%   07/01/24  $  2,634,483   $      2,827,855
  Mississippi State, Single Family Home Corporation, RB,
    Series G-Cl 1, GNMA                                        6.450%   11/01/07     2,656,647          2,683,480
  Montgomery County, New York, Industrial Development
    Agency, RB, Series A, FHLB (B)                             5.000%   05/01/25       905,000            905,001
  New Mexico State, Mortgage Finance Authority, Single
    Family Mortgage Program, RB, GNMA / FNMA / FHLMC           7.430%   07/01/29     3,220,000          3,371,341
  New Orleans, Louisianna, Home Mortgage Authority, Single
    Family Mortgage, RB, Series A, MBIA (A)                    0.000%   10/01/15     2,945,000            701,205
  New York City, New York, GO, Pre-Refunded @ 102 (A) (C)      0.000%   11/15/01       240,000            211,681
  New York City, New York, GO, Pre-Refunded @ 103 (A) (C)      0.000%   08/01/01        45,000             40,748
  New York City, New York, GO, Series D                       10.000%   08/01/06       330,000            368,644
  New York City, New York, GO, Series F, Pre-Refunded @ 102
    (C)                                                       10.500%   11/15/01       575,000            650,096
  New York City, New York, Industrial Development Agency,
    Civic Facilities Revenue, RB, Series B, MBIA               8.100%   09/01/06     1,600,000          1,752,337
  New York State, Housing Finance Agency, Multi-Family
    Housing, RB, FHA                                           8.110%   11/15/38     2,965,000          3,179,369
  North Miami, Florida, Pension Funding Project, RB, FSA       6.850%   07/01/05       255,000            262,837
  North Miami, Florida, Pension Funding Project, RB, FSA       7.000%   01/01/08       165,000            170,493
  North Miami, Florida, Pension Funding Project, RB, FSA       7.000%   07/01/08       170,000            175,901
  Oklahoma City, Oklahoma, Airport Trust, RB, 17th Series      8.300%   10/01/12     1,000,000          1,070,081
  Oklahoma City, Oklahoma, Airport Trusts, Federal Bureau
    Prisons Project, RB                                        9.800%   11/01/14     2,650,000          3,313,773
  Oklahoma County, Oklahoma, Single Family Home Finance
    Authority, RB, Series B (A)                                0.000%   07/01/12     3,450,000          1,012,576
  Panhandle, Texas, Regional Housing Finance Corporation,
    Single Family Mortgage Revenue, RB, (A)                    0.000%   10/01/11     1,460,000            484,910
  Pima & Maricopa Countys, Arizona, Industrial Development
    Authority, Bulk Sale Program, RB, FNMA                     6.500%   01/01/06       555,000            561,272
  Sedwick & Shawnee Countys, Kansas, Single Family Revenue,
    Mortgage Backed Second Program, RB, Series A-3, GNMA       6.520%   12/01/12     6,000,000          6,068,401
  Sedwick & Shawnee Countys, Kansas, Single Family Revenue,
    Mortgage Backed Second Program, RB, Series B, GNMA         8.375%   06/01/18    11,240,000         12,070,636
  Southwestern Illinois, Developmental Sports Authority,
    Gateway Internation Motorsports, RB                        9.200%   02/01/13     2,250,000          2,694,442
  Southwestern Illinois, Developmental Sports Authority,
    Gateway International Motorsports, RB                      9.250%   02/01/17     2,000,000          2,355,880
  Tarrant County, Texas, Housing Finance Corporation, RB,
    MBIA                                                       6.650%   07/15/16       340,000            343,094
  Utah State, Housing Finance Agency, Single Family
    Mortgage, Series D-1, RB, FHA                              9.850%   07/01/10       180,000            190,296
  Wagner College, New York, RB, ETM                            8.950%   10/01/02     1,500,000          1,639,785
  Westmoreland County, Pennsylvania, Redevelopment
    Authority, RB, Series A, GNMA                              5.530%   06/20/28     5,890,000          5,881,519
  Wyandotte County / Kansas City, Kansas, International
    Speedway, RB, MBIA                                         6.750%   12/01/27    15,000,000         13,960,951
                                                                                                 ----------------
Total Taxable Municipal Bonds
  (Cost $122,104,569)                                                                                 124,666,298
                                                                                                 ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 12.90%
  Federal Home Loan Mortgage Corporation, CMO, Series 2071,
    Class EV                                                   6.500%   04/15/09     5,703,023          5,761,007
  Federal Home Loan Mortgage Corporation, Gold, Pool C00742    6.500%   04/01/29     9,349,071          9,304,587
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1296, Class G (B)                                          5.331%   07/15/99       185,637            185,578
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1462, Class PT                                             7.500%   01/15/03     3,616,382          3,692,128
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1496, Class KB                                             6.500%   05/15/08     1,955,000          1,963,621
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1562, Class J                                              7.000%   05/15/10     9,650,000          9,801,100
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1633, Class PE                                             5.750%   10/15/17     1,071,165          1,072,707
  Federal National Mortgage Association, CMO, Series
    1998-46, Class GV                                          6.500%   05/18/09    10,778,410         10,993,966

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Fixed Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------

  Federal National Mortgage Association, Pool # 419597         6.000%   08/01/28  $    706,154   $        684,997
  Federal National Mortgage Association, Pool # 303387         8.000%   07/01/02       790,050            808,085
  Federal National Mortgage Association, Pool # 481445         6.000%   01/01/29    13,078,315         12,686,462
  Federal National Mortgage Association, REMIC, Series
    1992-100, Class M                                          8.500%   06/25/05     4,875,669          4,899,657
  Federal National Mortgage Association, REMIC, Series
    1993-192, Class E                                          5.950%   11/25/07     1,000,000          1,001,690
  Federal National Mortgage Association, REMIC, Series
    1994-34, Class PD                                          5.500%   10/25/04        45,538             45,380
  Federal National Mortgage Association, REMIC, Series
    1994-92, Class DE                                          7.500%   07/25/07     5,837,556          6,009,763
  Federal National Mortgage Association, REMIC, Series
    1995-2, Class H                                            8.500%   06/25/10    16,945,000         17,442,506
  Federal National Mortgage Association, REMIC, Series
    1997-32, Class PB                                          6.500%   03/25/15    12,814,000         12,843,456
  Federal National Mortgage Association, REMIC, Series
    1997-40, Class PE                                          6.750%   07/18/19     4,925,000          4,962,286
  Federal National Mortgage Association, REMIC, Series
    1997-W2, Class A3                                          6.575%   11/25/27     2,000,000          2,016,518
  Federal National Mortgage Association, REMIC, Series
    G92-39, Class Q                                            7.000%   03/25/01     2,795,000          2,816,857
  Federal National Mortgage Association, REMIC, Series
    G93-31, Class G                                            7.000%   01/25/03     3,212,831          3,260,277
  Federal National Mortgage Association, Series 1995-M2,
    Class B                                                    6.700%   05/25/28     1,939,160          1,963,808
  Federal National Mortgage Association, Series 1997-M2,
    Class B                                                    7.350%   02/17/08    16,733,819         17,277,836
  Government National Mortgage Association, CMO, Series
    1999-4, Class VA                                           6.000%   12/20/09    24,654,215         24,563,264
  Government National Mortgage Association, Pool #462682       6.500%   04/15/28     5,000,499          4,973,332
  Government National Mortgage Association, Pool #464272       6.500%   10/15/28       440,043            437,653
                                                                                                 ----------------
Total U.S. Government Agency
  Mortgage-Backed Obligations (Cost $160,910,553)                                                     161,468,521
                                                                                                 ----------------
U.S. TREASURY OBLIGATION -- 17.62%
  U.S. Treasury Bond                                           8.125%   08/15/19    71,826,000         90,231,412
  U.S. Treasury Note                                           8.125%   03/31/02    42,332,000         43,959,158
  U.S. Treasury Note                                           7.875%   11/15/04    77,122,000         86,352,578
                                                                                                 ----------------
Total U.S. Treasury Obligations
  (Cost $221,160,408)                                                                                 220,543,148
                                                                                                 ----------------
REPURCHASE AGREEMENT -- 1.82%
  J.P. Morgan Securities 4.74%, dated 4/30/99, matures
    05/03/99, repurchase value $22,816,247 (Collateralized
    by FNMA par value $23,414,000, due 02/13/04, market
    value $23,316,011)
    (Cost $22,807,239)                                         4.740%               22,807,239         22,807,239
                                                                                                 ----------------
Total Investments -- 99.55%
  (Cost $1,239,852,174)                                                                             1,245,959,097
                                                                                                 ----------------
OTHER ASSETS AND LIABILITIES, NET -- 0.45%                                                              5,595,826
                                                                                                 ----------------
Total Net Assets -- 100%                                                                         $  1,251,554,923
                                                                                                 ----------------
                                                                                                 ----------------


(A)             ZERO COUPON BOND
(B)             VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
                INVESTMENTS IS THE RATE IN EFFECT ON APRIL 30, 1999.
(C)             PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
CMO             COLLATERIZED MORTGAGE OBLIGATION
ETM             ESCROWED TO MATURITY
GO              GENERAL OBLIGATION
MTN             MEDIUM TERM NOTE
RB              REVENUE BOND
REMIC           REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
 SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Short-Term Municipal Bond Fund

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS -- 90.89%
ALABAMA -- 0.05%
  Birmingham Medical Clinic Board, Baptist Medical Centers,
    RB, Baptist Medical Centers, RB, ETM                       8.125%   07/01/99  $     25,000   $     25,200
  Hartselle Medical Clinc, Hospital Clinic America, Board
    Hospital RB, ETM                                           6.250%   10/01/02        20,000         20,905
                                                                                                 ------------
                                                                                                       46,105
                                                                                                 ------------
ALASKA -- 0.06%
  Valdez, Marine Terminal Revenue, ARCO Pipe Line Company
    Project, RB, Pre-Refunded @ 100 (D)                        6.000%   08/01/03        55,000         59,114
                                                                                                 ------------
ARIZONA -- 0.90%
  Maricopa County, Hospital Revenue Authority, RB, Phoenix
    Baptist Hospital & Medical Center, ETM                     7.125%   10/01/02       185,000        195,268
  Maricopa County, Hospital Revenue Authority, Samaritan
    Health Services, RB, ETM                                   6.750%   01/01/04        50,000         52,932
  Maricopa County, Hospital Revenue Authority, Sun Health
    Corp., RB, ETM                                             7.875%   04/01/02       200,000        214,358
  Phoenix, Industrial Development Authority, Single Family
    Mortgage Revenue, RB, Series D, FGIC                       4.200%   06/01/02       400,000        399,828
                                                                                                 ------------
                                                                                                      862,386
                                                                                                 ------------
ARKANSAS -- 6.56%
  Arkansas State, Development Finance Authority,
    Multi-Family Mortgage Revenue, RB, Series A, MBIA          5.450%   07/01/24     4,000,000      4,045,000
  Crosett, Industrial Development Authority, Georgia Pacific
    Project, RB, Pre-Refunded @ 100 (D)                        6.000%   06/01/01       205,000        212,489
  Little Rock, Residential Housing & Public Facility Board,
    RB, Series B (A)                                           0.000%   07/15/11       290,000        125,051
  Mississippi County, Hospital Revenue, RB, AMBAC, ETM         7.250%   11/01/02        25,000         26,689
  Pulaski County, Health Facility Board, Saint Vincent
    Infirmary, RB, Pre-Refunded @ 100, MBIA (D)                9.750%   09/01/99        70,000         71,488
  Pulaski County, Health Facility Board, Saint Vincent
    Infirmary, RB, Pre-Refunded @ 100, MBIA (D)               10.000%   09/02/99         5,000          5,110
  Rogers Ark, Residential Housing Facility Board, Innisfree
    Apartment Project, RB, Mandatory Put @ 100 LOC (B)         4.875%   05/01/03     1,000,000      1,007,220
  Rogers Ark, Sales & Use Tax Revenue, RB, Series 1996         5.000%   11/01/15       775,000        781,557
                                                                                                 ------------
                                                                                                    6,274,604
                                                                                                 ------------
CALIFORNIA -- 3.83%
  ABAG Finance Authority For The Non-Profit Co., American
    Baptist Homes, Series A, COP                               5.500%   10/01/07       400,000        413,060
  Brea, Public Finance Revenue Authority, Pre-Refunded @
    102, MBIA (D)                                              7.000%   08/01/01       120,000        131,261
  Compton, Community Redevelopment Agency, Walnut Industrial
    Park Project, Tax Allocation Bond, Pre-Refunded @ 103
    AMBAC (D)                                                  0.200%   08/01/99        15,000         15,709
  Fairfield, COP, Pre-Refunded @ 100 (D)                      10.750%   08/01/00        20,000         21,628
  Fresno, Multi-Family Housing Revenue, Maple Leaf
    Apartments, RB, Series B                                   5.100%   10/01/05     2,500,000      2,502,975
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.000%   07/01/99        80,000         80,001
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.200%   01/01/00        80,000         80,039
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.200%   07/01/00        85,000         85,075
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.300%   01/01/01        35,000         35,046

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Los Angeles, Housing Redevelopment Agency, Monterey Hills
    Redevelopment Project, RB, Series B                        5.500%   12/01/05  $     10,000   $     10,016
  Los Angeles, Public Facility Corporation, RB, ETM            5.400%   08/01/07        60,000         63,149
  Santa Clara County, Housing Authority, Amberwood
    Apartments Project, RB, Series C, FNMA                     4.750%   10/01/07       225,000        229,005
                                                                                                 ------------
                                                                                                    3,666,964
                                                                                                 ------------
COLORADO -- 2.33%
  El Paso County, Colonial Residual Revenue, RB, Series C
    (A)                                                        0.000%   07/10/14     1,000,000        318,000
  Health Facilities Authority, Christain Living Project, RB,
    LOC (C)                                                    4.050%   01/01/24     1,725,000      1,725,000
  Housing & Finance Authority, Single Family Housing
    Program, RB, Series E                                      6.250%   12/01/09        70,000         74,090
  Logan County, Single Family Mortgage, RB, Series A           8.500%   11/01/11       105,000        111,594
                                                                                                 ------------
                                                                                                    2,228,684
                                                                                                 ------------
CONNECTICUT -- 0.40%
  Health & Educational Facilities, Lutheran General Health
    Care System, RB, ETM                                       7.250%   07/01/04        65,000         70,587
  State Housing Finance Authority, Housing Mortgage Finance
    Program, RB, Series B, FHA                                 7.000%   11/15/02       150,000        154,658
  State Resource Recovery Authority, Bridgeport Resco
    Company Project, RB, Series A                              7.625%   01/01/09        55,000         57,002
  State, GO                                                    5.250%   07/01/02       100,000        100,151
                                                                                                 ------------
                                                                                                      382,398
                                                                                                 ------------
DELAWARE -- 0.07%
  Dover, Water & Sewer Revenue, RB, Series B, MBIA             7.200%   07/01/01        20,000         20,060
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/99        50,000         50,057
                                                                                                 ------------
                                                                                                       70,117
                                                                                                 ------------
FLORIDA -- 7.03%
  Alachua County Health Facility Authority, Shands Teaching
    Hospital & Clinics Inc., RB, ETM                           7.000%   12/01/01        10,000         10,822
  Dade County, Educational Facilities Authority Exchange,
    University of Miami Issue, RB, MBIA                        7.650%   04/01/10       900,000        950,391
  Dade County, Housing Finance Authority, Single Family
    Mortgage Revenue, RB, Series B-1, AMT, FNMA / GNMA         6.100%   04/01/27     3,366,996      3,582,787
  Dade County, RB, Pre-Refunded @ 103 (D)                      9.750%   02/01/00       570,000        607,158
  Housing Finance Agency, Multi-Family Revenue, RB, LOC (C)    4.850%   12/01/05     1,000,000      1,001,440
  Housing Finance Agency, RB, Mandatory Put @ 100              5.350%   06/01/00       500,000        500,500
  Lee County, Justice Center Complex, RB, Series A, ETM,
    MBIA                                                      10.750%   01/01/01        10,000         10,512
  Orange County, Housing Authority, RB, CMO, Series A, GNMA    7.250%   09/01/11        65,000         68,426
                                                                                                 ------------
                                                                                                    6,732,036
                                                                                                 ------------
GEORGIA -- 1.14%
  Clarke County, Hospital Authority, RB, MBIA, ETM             9.750%   01/01/02        75,000         80,669
  Cobb County, Kennestone Hospital Authority, RB, MBIA, ETM   10.250%   02/01/02        45,000         48,195
  Crisp County, Industrial Development Authority, Cobis
    Products Company, RB, ETM                                  6.300%   07/01/02       174,000        181,529
  Crisp County, Solid Waste Development Authority, RB          4.200%   09/01/10       775,000        775,961
                                                                                                 ------------
                                                                                                    1,086,354
                                                                                                 ------------
IDAHO -- 0.84%
  Boise City, Industrial Development Corporation, Western
    Trailer Company Project, RB, LOC                           4.750%   12/15/02       650,000        657,300
  State Housing Agency, Single Family Mortgage, RB, Series
    C-1, FHA                                                   7.650%   07/01/10       145,000        149,502
                                                                                                 ------------
                                                                                                      806,802
                                                                                                 ------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

ILLINOIS -- 6.33%
  Addison, Alton, Pekin, & Granite City, CMO Series 1989-B,
    FSA                                                        7.580%   11/10/09  $    106,033   $    111,679
  Chicago, Multi-Family Housing, Madison Park Apartments,
    RB, Series A, LOC (C)                                      7.000%   07/01/04        50,000         50,319
  Chicago, School Finance Authority, GO, Series B, MBIA        7.500%   06/01/00        65,000         65,543
  Educational Facility Revenue Authority, Capital
    Appreciation Loyola-84-A , RB, Pre-Refunded @ 60.293 (A)
    (D)                                                        0.000%   07/01/99       100,000         59,973
  Health Facilities Revenue Authority, MacNeal Memorial
    Hospital Association Project, RB, Pre-Refunded @ 100 (D)   6.600%   08/01/01        95,000         99,720
  Health Facility Revenue Authority, Community Hospital of
    Ottawa Project, RB                                         6.750%   08/15/14       300,000        324,798
  Health Facility Revenue Authority, Midwest Group Ltd., RB,
    ACA                                                        5.375%   11/15/08     3,580,000      3,785,456
  Homewood, GO, MBIA                                           5.700%   12/01/01        20,000         20,948
  Palatine County, Multi-family Housing, Clover Ridge East
    Apartments, RB, LOC (C)                                    4.750%   12/15/07       400,000        407,320
  Palatine County, Tax Increment Revenue, Dundee Road
    Redevelopment Project, Tax Allocation Bond, AMBAC          5.250%   01/01/17     1,000,000      1,008,700
  State Housing Development Authority, Home Owner Mortgage,
    RB, Series A-1                                             5.250%   08/01/00        45,000         45,642
  State Toll Highway Authority, RB, Pre-Refunded @ 100 (D)     6.750%   01/01/06        70,000         76,449
                                                                                                 ------------
                                                                                                    6,056,547
                                                                                                 ------------
INDIANA -- 3.53%
  La Porte, Economic Development Agency, RB, FGIC, ETM         7.375%   06/01/01        90,000         94,217
  Mishawaka, LaSalle School Building, First Meeting, RB        4.000%   07/05/99        50,000         50,055
  Monroe County, Bloomington Hospital Project, RB, BIGI        6.800%   05/01/99        50,000         50,005
  North Adams, Community Schools, RB, MBIA                     4.700%   07/15/99        55,000         55,149
  Reid Memorial Hospital Inc., RB, ETM                         6.250%   05/01/00       240,000        243,454
  Secondary Market Educational Loans, RB                       5.300%   09/01/99       175,000        176,089
  Shelbyville, Middle School Building, First Meeting, RB,
    ETM                                                        7.150%   07/15/99        40,000         40,316
  South Bend, Community School Building Corporation, RB,
    AMBAC                                                      5.125%   01/15/11     2,510,000      2,542,478
  Vigo County, Hospital Authority, RB, ETM                     6.875%   04/01/04       115,000        123,540
                                                                                                 ------------
                                                                                                    3,375,303
                                                                                                 ------------
IOWA -- 0.12%
  Muscatine, Electric Revenue, RB, ETM                         6.500%   01/01/04       110,000        117,137
                                                                                                 ------------
KANSAS -- 1.07%
  Saline County, Single Family Mortgage, RB, Series A          9.500%   10/01/11        40,000         42,130
  Sedgwick & Shawnee County, Single Family Mortgage-Backed
    Securities Programs, RB, AMT, GNMA                         4.700%   12/01/08       850,000        853,358
  Wichita, Hospital Revenue, Wesley Medical Center, RB,
    MBIA, ETM                                                 10.000%   04/01/02       120,000        130,345
                                                                                                 ------------
                                                                                                    1,025,833
                                                                                                 ------------
KENTUCKY -- 0.25%
  Ashland, Industrial Building, Whayne Supply Company, RB,
    MBIA                                                       7.375%   06/01/99        70,000         70,229
  Owensboro, Electric Light & Power Revenue, RB, Series A,
    Pre-Refunded @ 102 (D)                                    10.125%   01/01/00       155,000        164,525
                                                                                                 ------------
                                                                                                      234,754
                                                                                                 ------------
LOUISIANA -- 1.76%
  East Baton Rouge Parish Hospital, RB, ETM                    6.200%   10/01/02        40,000         41,741
  Public Facilities Revenue Authority, RB, Series A-1          6.200%   03/01/01     1,325,000      1,371,627
  State Health Education Authority, Alton Ochsner Medical
    Foundation Issue-A , RB, ETM                               8.750%   05/01/05       235,000        266,645
                                                                                                 ------------
                                                                                                    1,680,013
                                                                                                 ------------


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

MASSACHUSETTS -- 2.19%
  Boston City Hospital, FHA Insured, Series A, RB,
    Pre-Refunded @ 100 & 102 , FHA                             7.625%   08/15/00  $    170,000   $    182,033
  Boston City Hospital, FHA Insured, Series A, RB,
    Pre-Refunded @ 100 & 102, FHA                              7.650%   08/15/00       255,000        273,184
  Boston, GO                                                   7.250%   08/01/01        35,000         35,324
  State Health & Education Facility, Saint Joseph Hospital,
    RB, Series C, Pre-Refunded @ 102 (D)                       9.500%   10/01/99       100,000        104,516
  State Health & Educational Facilities Authority, Community
    Health Center, RB, Series B, Mandatory Put @ 100, LOC      5.500%   05/15/01     1,100,000      1,118,842
  State Industrial Finance Agency, Ames Safety Envelope
    Company, RB, Mandatory Put @ 100, AMT, LOC                 5.350%   09/01/00       150,000        152,816
  State Industrial Finance Agency, General Motors
    Corporation, RB                                            5.550%   04/01/09       225,000        228,049
                                                                                                 ------------
                                                                                                    2,094,764
                                                                                                 ------------
MAINE -- 2.17%
  Bucksport, Solid Waste Disposal Revenue, Champ
    International Corporation Project, RB                      6.250%   05/01/10       395,000        417,606
  Finance Revenue Authority, Electronic Rate Stabilization,
    RB, FSA                                                    5.200%   07/01/18     1,650,000      1,656,534
                                                                                                 ------------
                                                                                                    2,074,140
                                                                                                 ------------
MARYLAND -- 4.89%
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               4.600%   10/01/02       175,000        177,258
  Montgomery County, Community Housing Opportunities,
    Multi-Family Revenue, Series A (C)                         4.000%   11/01/07     4,500,000      4,500,000
                                                                                                 ------------
                                                                                                    4,677,258
                                                                                                 ------------
MICHIGAN -- 0.32%
  Building Revenue Authority, Ionia Maximum Prison, RB,
    Series II, ETM                                             7.250%   09/01/00        25,000         25,754
  Detroit, Sewage Disposal Revenue, RB, ETM                    6.900%   12/15/99        90,000         92,028
  Kalamazoo, Hospital Finance Authority, RB, ETM               7.000%   07/01/01       145,000        150,607
  State Building Authority, RB, Series II, ETM, MBIA           7.400%   04/01/01        40,000         40,984
                                                                                                 ------------
                                                                                                      309,373
                                                                                                 ------------
MINNESOTA -- 1.17%
  Burnsville, Multi-Family Revenue, Coventry Court
    Apartments, RB, FHA                                        7.500%   09/01/27       900,000        927,378
  Minneapolis, Industrial Development Revenue, Bureau of
    Engraving Project, RB, MBIA                                7.750%   01/01/00       190,000        191,355
                                                                                                 ------------
                                                                                                    1,118,733
                                                                                                 ------------
MISSISSIPPI -- 2.00%
  Corinth & Alcorn County, Magnolia Regional Health Center,
    Series A, RB                                               4.750%   10/01/03     1,000,000      1,009,480
  Gulfport, Hospital Facility Revenue, Memorial Hospital at
    Gulfport, RB, ETM, BIGI                                    6.250%   07/01/02        50,000         52,003
  Higher Educational Authority, RB, Series B                   6.100%   07/01/01       350,000        364,616
  Home Corporation, Single Family Revenue, Series A, FNMA /
    GNMA                                                       4.800%   06/01/19       490,000        487,481
                                                                                                 ------------
                                                                                                    1,913,580
                                                                                                 ------------
MISSOURI -- 0.62%
  Freeman Hospital, RB, ETM                                    6.750%   08/01/03       115,000        122,519
  Saint Louis County, Single Family Mortgage, RB, AMBAC        9.250%   10/01/16        30,000         31,859
  Saint Louis, Airport Revenue, RB, ETM                       12.000%   07/01/99        80,000         81,153
  Saint Louis, Airport Revenue, RB, ETM                       12.100%   07/01/01        30,000         35,167
  State Housing Development, Single Family Mortgage, RB,
    GNMA                                                       6.625%   12/01/17       310,000        326,449
                                                                                                 ------------
                                                                                                      597,147
                                                                                                 ------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

NEBRASKA -- 1.26%
  Buffalo County, Hospital Authority, Good Samaritan
    Hospital Project, RB, ETM                                  7.400%   11/01/00  $     25,000   $     25,793
  Clay County, Industrial Development Revenue, Hybrids
    Cooperative Project, RB, AMT, LOC                          4.750%   03/15/09     1,000,000        984,850
  Douglas County, Hospital Authority, Immanuel Medical
    Center, RB, ETM                                            6.250%   10/01/00        85,000         87,229
  State Investment Finance Authority, Single Family
    Mortgage, RB, GNMA                                         7.500%   03/15/15       105,000        108,976
                                                                                                 ------------
                                                                                                    1,206,848
                                                                                                 ------------
NEVADA -- 0.26%
  Henderson, Local Improvement, Special Assessment Bond        6.700%   04/01/00        45,000         46,261
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB,
    Series B, Pre-Refunded @ 102 (D)                           7.750%   01/01/00        35,000         36,656
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB,
    Series C, Pre-Refunded @ 102 (D)                           7.750%   01/02/00        25,000         26,211
  State Housing Division, Multi Unit Housing Revenue, RB,
    Issue A, FNMA                                              6.450%   10/01/04        35,000         37,452
  State, Municipal Bond Bank Project #18 & #19, GO, ETM        8.300%   09/01/00       100,000        106,296
                                                                                                 ------------
                                                                                                      252,876
                                                                                                 ------------
NEW HAMPSHIRE -- 0.61%
  Higher Educational & Health Facility, Kendal At Hanover
    Project, RB,
    Pre-Refunded @ 102 (C) (D)                                 8.000%   10/01/99       190,000        197,414
  Housing Finance Authority, Single Family Housing, RB,
    Series B                                                   7.550%   07/01/09        55,000         56,687
  Industrial Development Revenue Authority, RB                 3.050%   10/15/06       100,000        100,087
  State, Housing Finance Authority, RB, LOC (C)                6.125%   01/01/18       230,000        230,372
                                                                                                 ------------
                                                                                                      584,560
                                                                                                 ------------
NEW JERSEY -- 6.59%
  Economic Development Authority, Reformed Church Ministries   4.950%   12/01/28     2,220,000      2,206,236
  Health Care Facilities, Muhlenberg, RB, MBIA                 8.000%   07/01/18       850,000        870,281
  Health Care Facilities, Saint Elizabeth Hospital, RB,
    Pre-Refunded @ 102 (D)                                     8.250%   07/01/00       260,000        278,203
  State, GO                                                    5.000%   04/30/02       640,000        643,430
  State Educational Facilities, Fairleigh Dickinson
    University, RB, Series C, ETM                              7.750%   07/01/01     1,780,000      1,849,776
  State Turnpike Authority RB, ETM                            10.375%   01/01/03       385,000        437,737
  State Turnpike Authority, RB, ETM, MBIA                     10.375%   01/01/03        20,000         22,327
                                                                                                 ------------
                                                                                                    6,307,990
                                                                                                 ------------
NEW MEXICO -- 1.10%
  Albuquerque, CMO, Class B-2, FGIC (A)                        0.000%   05/15/11     1,603,000        693,298
  Clovis, Hospital Revenue, RB, ETM                            7.375%   08/01/03        60,000         64,795
  Taos County, Local Hospital Gross, RB, Series B, Asset
    Guaranty                                                   5.000%   05/15/02       295,000        295,201
                                                                                                 ------------
                                                                                                    1,053,294
                                                                                                 ------------
NEW YORK -- 1.46%
  Battery Park City, New York Revenue Authority, RB, Series
    B                                                          5.200%   11/01/23       915,000        925,760
  Onondaga County, Industrial Development Agency, Lemoyne
    College Project, RB, Series A                              5.000%   03/01/03       190,000        193,502
  State Dormitory Authority Revenues, Capital Appreciation,
    RB, Series C, FSA (A)                                      0.000%   07/01/04       340,000        268,199
  State Medical Care Facilities Finance, Hospital & Nursing
    Home Insured,
    RB, FHA                                                    6.700%   08/15/01         5,000          5,079
                                                                                                 ------------
                                                                                                    1,392,540
                                                                                                 ------------


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

OHIO -- 2.23%
  Barberton Hospital Improvement Revenue, RB, ETM              6.500%   07/15/00  $     40,000   $     40,586
  Clermont County, Hospital Facility, ETM                      7.375%   06/01/99        10,000         10,034
  Elyria, Hospital Revenue, RB, ETM                            6.800%   04/01/03       250,000        266,793
  Hamilton County Hospital Facilities, Saint Francis - Saint
    Georges Hospital Inc., RB, ETM                             7.625%   02/15/01        45,000         46,497
  Housing Finance Agency, Single Family Mortgage, RB, Series
    A                                                          5.750%   04/01/16       305,000        305,000
  Lucas County Hospital, Riverside Hospital Project, RB, ETM   6.950%   08/01/04        40,000         43,312
  Lucas County, Hospital Revenue, Toledo Hospital, RB,
    Pre-Refunded @ 102, MBIA (D)                               6.750%   11/15/99       160,000        165,779
  Lucas County, Mercy Hospital Project, RB, ETM                6.000%   09/01/04       100,000        105,321
  Miami County, Hospital Facility, OID, Upper Valley Medical
    Center, RB, Series A, Pre-Refunded @ 102, MBIA (D)         6.625%   05/01/99       110,000        112,159
  Montgomery County, Miami Valley Hospital Society, RB, ETM   10.125%   01/01/00        10,000         10,112
  Stark County, Hospital Revenue Authority, RB, ETM            6.875%   12/01/06       120,000        133,290
  State Capital Housing Corporation, Section 8 Assisted, RB,
    MBIA                                                       4.500%   01/01/03       890,000        892,839
                                                                                                 ------------
                                                                                                    2,131,722
                                                                                                 ------------
OKLAHOMA -- 0.82%
  Bryan County, Economic Development Revenue Authority,
    Single Family Mortgage, RB, Series A                       8.600%   07/01/10        75,000         78,281
  Ponca City, Hospital Revenue Authority, RB, ETM              7.625%   04/01/03        70,000         74,937
  State Industrial Authority Revenue, Presbyterian Hospital,
    RB, ETM                                                    6.250%   10/01/02       170,000        177,793
  State Industrial Authority, Baptist Medical Center, RB,
    ETM                                                        7.000%   07/01/03       230,000        245,801
  State Turnpike Revenue Authority, RB, ETM                    4.700%   01/01/06        50,000         51,162
  Stillwater, Medical Center Authority, ETM                    6.300%   01/01/04        40,000         42,177
  Tulsa, Airport Improvements, Tulsa International Airport,
    RB, FGIC, ETM                                              6.200%   06/01/00       110,000        111,805
                                                                                                 ------------
                                                                                                      781,956
                                                                                                 ------------
PENNSYLVANIA -- 12.67%
  Allegheny County, Hospital Development Revenue Authority,
    North Hills, Passavant Hospital, RB, ETM                   6.750%   07/01/05        80,000         87,085
  Allegheny County, Industrial Development Authority, Three
    Parkway Center East, RB, LOC (C)                           5.050%   12/01/04        10,000         10,006
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series AA, AMT, GNMA                  5.100%   05/01/01       105,000        106,769
  Allegheny Valley School District, GO, ETM                    6.000%   12/01/03       115,000        120,739
  Beaver County, Hospital Authority Revenue, Saint Francis
    General Hospital, RB, ETM                                  7.750%   07/15/01       125,000        128,710
  Beaver County, Housing Authority, RB, MBIA                   7.875%   07/01/99       125,000        125,308
  Bensalem Township, Water & Sewer Authority, RB, ETM          5.700%   11/01/02        20,000         20,730
  Blairsville-Saltsburg, School District, GO, ETM, AMBAC       9.000%   05/15/03        30,000         33,261
  Bucks County, Saint Mary Hospital Authority, RB, ETM         6.625%   07/01/04       100,000        108,070
  California, Area School Bulilding, MBIA, ETM                 5.750%   05/15/03        55,000         56,933
  Cambria County, GO, ETM                                      8.250%   06/01/00        50,000         50,204
  Chester County, Health & Education Facility, Barclay
    Friends Project, RB, Series B, LOC (C)                     4.900%   08/01/25       300,000        301,203
  Chester County, Hospital Authority, ETM                      5.750%   02/01/03         5,000          5,336
  Chester County, Hospital Authority, RB, ETM                  7.500%   07/01/09        15,000         17,350
  Clearfield Hospital Authority, Clearfield Hospital
    Project, RB                                                6.875%   06/01/16       305,000        327,350
  Dauphin County, General Authority Sub Series QQQ2- TEND-
    6/2/03, RB, AMBAC (C)                                      4.625%   06/01/26     1,015,000      1,032,164
  Dauphin County, General Authority, RB, (C)                   6.400%   06/01/26       200,000        211,434
  Delaware County, Authority University Revenues, Villanova
    University RB, ETM                                         9.625%   08/01/02        55,000         60,663

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

  Delaware County, Pennsylvania Revenue Authority, White
    Horse Village Project, RB, ETM                             9.000%   07/01/99  $     55,000   $     55,505
  East Pennsboro Township, GO, ETM                             6.000%   03/01/02       135,000        139,257
  Energy Development Authority, Piney Creek, RB, Series B,
    LOC                                                        7.200%   12/01/11        15,000         15,756
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB                                        4.800%   03/15/00       225,000        227,367
  Housing Finance Agency, Rental Housing, RB, FNMA             5.800%   07/01/22     1,015,000      1,057,569
  Housing Finance Agency, Single Family Mortgage, RB, Series
    65A, AMT                                                   4.800%   10/01/22       500,000        499,630
  Interboro School District Authority, RB, MBIA, ETM           6.400%   09/01/01       250,000        265,650
  Intergovernmental Corporation Authority, Special Tax Bond,
    ETM, FGIC                                                  6.000%   06/15/02        50,000         52,799
  Ligonier, Municipal Water Revenue Authority, RB              6.300%   04/15/06        95,000         97,208
  Montour, School Authority, RB, ETM, MBIA                     6.400%   12/01/02        25,000         26,033
  Northhampton County, Hospital Authority, RB, ETM             7.500%   07/01/02       215,000        228,201
  Northeastern Hospital Authority, Wilkes-Barre General
    Hospital, RB, Series A, Pre-Refunded @ 102 (D)             7.650%   07/01/99       130,000        133,500
  Northhampton County, Industrial Development Authority,
    Strawbridge Project, RB, ETM                               7.200%   12/15/01        60,000         63,440
  Philadelphia Hospitals & Higher Education, Saint Agnes
    Medical Center Project, RB, ETM, FHA                       6.750%   08/15/01       195,000        199,021
  Philadelphia, Authority for Industrial Development
    Revenues, Mandatory Put @ 100                              5.000%   12/01/01     1,200,000      1,200,720
  Philadelphia, Hospital & Higher Educational Facilities
    Authority, Temple University Hospital, Series A, RB        6.500%   11/15/08       110,000        119,775
  Pittsburgh, Urban Redevelopment Authority, Oliver Garage
    Project, RB, FGIC, LOC                                     4.400%   06/01/01        90,000         91,022
  Pittsburgh, Urban Redevelopment Authority, Oliver Garage
    Project, RB, FGIC, LOC                                     4.550%   06/01/03        60,000         61,072
  Pittsburgh, Urban Redevelopment Authority, RB, Series C,
    AMT                                                        5.000%   04/01/00       170,000        171,454
  Pocono Mountain, School District, GO, MBIA, ETM              9.100%   03/01/02        15,000         17,304
  Ridgway, Area School Revenue Authority, RB, ETM              6.250%   06/15/02        55,000         57,128
  Rochester, Area School District, GO, MBIA (A)                0.000%   10/01/00        55,000         52,242
  Sayre Boro, Hospital Authority, RB, AMBAC, ETM               6.900%   11/01/02       185,000        196,185
  Scranton Lackawanna, Moses Taylor Hospital Project, RB,
    Series A, ETM                                              8.250%   07/01/01        95,000        100,204
  State Finance Authority, Capital Improvements Program, RB    6.600%   11/01/09     1,250,000      1,382,313
  State Higher Education Assistance, RB, FGIC, Series A (C)    6.800%   12/01/00        25,000         26,146
  Stroudsburg Area, School District, GO, FGIC, ETM             8.400%   09/01/01       100,000        104,300
  Uniontown area, School Authority, RB, ETM,                   6.300%   10/01/02       160,000        167,456
  Upper St Clair Township, School Authority, RB, ETM           6.500%   02/15/04         5,000          5,225
  Valley View School Building Authority, RB, ETM               6.050%   02/01/02        30,000         30,898
  Valley View School Building Authority, ETM                   6.250%   02/01/02        30,000         30,990
  Wayne Pike, Joint School Authority, RB, MBIA, ETM            6.000%   12/01/07       525,000        579,779
  Wilkes-Barre, General Municipal Authority, Misericordia
    College, RB, Series B                                      7.750%   12/01/12     1,550,000      1,678,820
  Williamsport Area, Joint School Authority, RB, MBIA, ETM     6.000%   03/01/07        95,000        101,956
  York County, Industrial Development Authority, Fox Ridge
    Personal Care Facility, RB, Series A, Pre-Refunded @ 100
    (D)                                                        9.500%   10/01/02        75,000         88,056
                                                                                                 ------------
                                                                                                   12,127,296
                                                                                                 ------------
SOUTH CAROLINA -- 2.22%
  Charleston, Waterworks & Sewer Revenue, RB, ETM             10.125%   01/01/02        60,000         64,826
  Medical University Harborview Office, COP                    7.375%   01/01/04       500,000        538,570
  York County, Industrial Revenue, RB, AMT                     5.700%   01/01/24     1,500,000      1,525,215
                                                                                                 ------------
                                                                                                    2,128,611
                                                                                                 ------------


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

SOUTH DAKOTA -- 0.05%
  Housing Development Authority, Home Ownership Mortgage,
    RB, Series E                                               5.600%   05/01/01  $     50,000   $     51,235
                                                                                                 ------------
TENNESSEE -- 1.20%
  Bristol, Health & Educational Facilities, RB, ETM            6.900%   01/01/07        75,000         83,415
  Fayetteville & Lincoln County, Industrial Development
    Board, Franke Incorporated Project, RB, LOC                5.000%   06/01/01       340,000        346,885
  Housing Development Agency, Homeownership Program, RB        7.375%   07/01/03       100,000        104,651
  Mount Pleasant, Industrial Development Board, Stauffer
    Chemical Company, RB, ETM                                  7.375%   03/01/00        45,000         45,608
  Shelby County, Health & Educational Authority,
    Multi-Family Housing, Windsor Apartments, RB, Asset
    Guaranty                                                   6.500%   10/01/07       100,000        106,443
  Shelby County, Health Educational & Multi-Family Housing,
    Windsor Apartments A, RB, Asset Guaranty                   6.000%   10/01/02       450,000        464,674
                                                                                                 ------------
                                                                                                    1,151,676
                                                                                                 ------------
TEXAS -- 3.56%
  Coastal, Industrial Water Authority, RB, MBIA, ETM           7.200%   12/15/08        45,000         46,336
  Collin County, Community College, RB, AMBAC                  5.150%   02/01/07        25,000         25,667
  Forth Worth, Housing Financial Services Program, Single
    Family Mortgage, RB, Series A, GNMA                        7.900%   06/01/01        45,000         46,402
  Harris County, Housing Finance Corporation, Colonial House
    Apartments Project, RB, LOC (C)                            5.600%   09/01/19       660,000        663,980
  Harris County, Municipal Utility District, GO, AMBAC         4.000%   09/01/99        50,000         50,129
  Houston, Housing Finance Corporation, Single Family
    Housing, RB, Series A-1                                    8.000%   06/01/14       600,000        632,340
  Matagorda County, Port of Bay City Authority, Hoechst
    Celanese Corporation Project, RB, AMT                      6.500%   05/01/26     1,250,000      1,358,350
  Montgomery County, Health Facility Department, Woodlands
    Medical Center Project, RB, Pre-Refunded @ 102 (D)         8.850%   08/15/99       110,000        113,887
  South Plains, Regional Housing Authority, Section 8
    Assistance Project, RB, Series A, HUD                      6.000%   08/01/00        75,000         75,567
  Southeast Housing Finance Corporation, Capital
    Appreciation, RB, Series B (A)                             0.000%   12/01/16     1,100,000        305,998
  Texoma, Housing Finance Corporation, Single Family
    Mortgage, RB, FNMA / GNMA                                  5.050%   09/01/07        85,000         86,650
                                                                                                 ------------
                                                                                                    3,405,306
                                                                                                 ------------
UTAH -- 0.34%
  Ogden City, Housing Finance Corporation, Section 8
    Assisted Project, RB, Series A, FNMA                       5.500%   07/01/05       315,000        323,568
                                                                                                 ------------
VIRGINIA -- 2.70%
  Henrico County, Industrial Development Revenue Authority,
    RB, AMT, LOC                                               4.100%   03/01/16     1,555,000      1,543,384
  State Housing Development Authority, Multi-Family
    Mortgage, RB, Series A                                     6.125%   11/01/09        60,000         60,719
  State Transportation Board, Series A6 (C)                    4.150%   04/01/18       980,000        980,000
                                                                                                 ------------
                                                                                                    2,584,103
                                                                                                 ------------
WASHINGTON -- 2.04%
  State Housing Finance Authority, Nonprofit Housing
    Revenue, Taxable RB, Series B, ACA                         6.500%   07/01/08     1,800,000      1,780,200
  State Housing Finance Commission, Multi-Family Housing,
    Summit Apartments Project, RB, Series A, LOC (C)           4.900%   07/01/30       165,000        165,599
  State Public Power Supply System, RB, ETM                   14.375%   07/01/01        10,000         11,054
                                                                                                 ------------
                                                                                                    1,956,853
                                                                                                 ------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------

WEST VIRGINIA -- 0.64%
  State Board of Regents, RB, ETM                              6.000%   04/01/04  $    300,000   $    313,232
  Wheeling, Parking Revenue, RB, ETM                           7.125%   03/01/02        40,000         41,791
  Wood County, Building Community, Saint Joseph's Hospital
    Parkersburg, RB, AMBAC, ETM                                6.625%   01/01/06       240,000        257,629
                                                                                                 ------------
                                                                                                      612,652
                                                                                                 ------------
WISCONSIN -- 0.42%
  State Health & Educational Facilities, Sisters Sorrowful
    Mother, RB, Series B, Pre-Refunded @ 102, MBIA (D)         6.900%   10/01/99        75,000         77,600
  State Health Facilities Authority RB, Hospital Sisters
    System, RB, Series D, MBIA                                 9.125%   07/01/05       325,000        326,491
                                                                                                 ------------
                                                                                                      404,091
                                                                                                 ------------
WYOMING -- 1.09%
  Green River-Sweetwater County, Joint Powers Revenue Board,
    RB, Series B, FSA                                          4.500%   03/01/14     1,000,000        994,589
  State Community Development Authority, Single Family
    Mortgage, RB, Series B                                     8.000%   06/01/08        45,000         46,614
                                                                                                 ------------
                                                                                                    1,041,203
                                                                                                 ------------
Total Municipal Bonds
  (Cost $86,344,917)                                                                               86,988,526
                                                                                                 ------------
CASH EQUIVALENT -- 8.00%
  Provident Institutional Municipal Cash Fund                  3.350%                4,750,000      4,750,000
  SEI Institutional Tax Free Portfolio                         3.470%                2,908,628      2,908,628
                                                                                                 ------------
    (Cost $7,658,628)                                                                               7,658,628
                                                                                                 ------------
Total Investments -- 98.89%
  (cost $94,003,545)                                                                               94,647,154
                                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- 1.11%                                                            1,055,288
                                                                                                 ------------
Total Net Assets -- 100.0%                                                                       $ 95,702,442
                                                                                                 ------------
                                                                                                 ------------


(A)  ZERO COUPON SECURITY
(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF APRIL 30, 1999.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO  COLLATERIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY
GO   GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.
RB   REVENUE BOND


THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS.



ACA               AMERICAN CAPITAL ACCESS
AMBAC             AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY    ASSET GUARANTY
BIGI              BOND INVESTORS GUARANTY INSURANCE
FGIC              FINANCIAL GUARANTY INSURANCE COMPANY
FHA               FEDERAL HOUSING ADMINISTRATION
FNMA              FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA               FINANCIAL SECURITY ASSURANCE
GNMA              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD               HOUSING & URBAN DEVELOPMENT
MBIA              MUNICIPAL BOND INVESTORS ASSURANCE


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Short-Term Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 16.95%
  Advanta Mortgage Loan Trust, Series 1997-3, Class A3          6.690%  03/25/17  $    865,000   $     876,398
  Advanta Mortgage Loan Trust, Series 1993-4, Class A-1         5.500%  03/25/10       102,992         100,657
  Amresco Residential Securities, Series 1996-3, Class A3       7.300%  11/25/19        37,317          37,211
  Amresco Residential Securities, Series 1997-3, Class A3       6.600%  01/25/18       154,737         154,839
  ContiMortgage Home Equity Loan Trust, Series 1996-1, Class
    A4                                                          5.980%  01/15/11       264,768         264,638
  ContiMortgage Home Equity Loan Trust, Series 1997-3, Class
    A4                                                          6.820%  05/15/12       400,000         401,004
  Delta Funding Home Equity Loan Trust, Series 1997-2, Class
    A2                                                          6.640%  06/25/12       289,010         288,319
  Delta Funding Home Equity Loan Trust, Series 1996-3, Class
    A2                                                          6.525%  10/25/11       355,289         356,017
  EQCC Home Equity Loan Trust, Series 1996-2, Class A2          6.700%  09/15/08       127,448         128,051
  Lehman Home Equity Loan Trust, Series 1995-7, Class A3        6.840%  03/25/12       500,000         502,600
  Saxon Asset Securities Trust, Series 1999-2, Class BF1A       7.925%  08/25/01       645,000         644,997
  UCFC Home Equity Loan, Series 1997-C, Class A2                6.480%  05/15/12       100,669         100,885
  World Omni Automobile Lease Securitization, Series 1997-B,
    Class A4                                                    6.200%  11/25/03       438,981         442,848
                                                                                                 -------------
Total Asset-Backed Securities (Cost $4,282,431)                                                      4,298,464
                                                                                                 -------------
CORPORATE OBLIGATIONS -- 13.02%
  ACC Consumer Finance                                         10.250%  12/01/03        60,000          63,822
  Archstone Communities Trust                                   6.370%  10/15/01       900,000         887,333
  Archstone Communities Trust                                   6.750%  10/23/00       200,000         199,982
  Erac USA Finance 144A                                         6.380%  05/15/03       350,000         347,985
  Erp Operating                                                 6.150%  09/15/00       500,000         499,448
  Paine Webber Group                                            7.750%  09/01/02       350,000         364,747
  Paine Webber Group                                            7.310%  08/09/00       334,000         339,579
  Summit Properties Partnership                                 6.750%  07/30/01       500,000         494,299
  Wellsford Residential                                         7.250%  08/15/00        50,000          50,503
  Wellsford Residential                                         9.380%  02/01/02        50,000          52,556
                                                                                                 -------------
Total Corporate Actions (Cost $3,309,943)                                                            3,300,254
                                                                                                 -------------
MORTGAGE BACKED OBLIGATIONS -- 13.71%
  General Electric Capital Mortgage Services, CMO, Series
    1998-12, Class 1A1                                          6.500%  07/25/28       375,000         377,145
  Green Tree Financial, Series 1994-6, Class A5                 8.250%  01/15/20        87,000          90,037
  Green Tree Financial, Series 1995-6, Class A3                 6.650%  09/15/26        81,542          81,638
  Green Tree Financial, Series 1996-2, Class A1                 6.100%  04/15/27       239,159         239,345
  Merrill Lynch Mortgage Investors, Series 1990-F, Class A      9.650%  09/15/10        91,359          92,298
  Merrill Lynch Mortgage Investors, Series 1991-G, Class A      8.150%  10/15/11        53,090          53,354
  Oakwood Mortgage Investors, Series 1996-B, Class A3           7.100%  10/15/26       220,000         222,655
  Residential Accredit Loans, CMO, Series 1997-QS5, Class A4    7.250%  06/25/27        88,345          88,295
  Residential Accredit Loans, CMO, Series 1997-QS6, Class A4    7.500%  06/25/12       500,000         513,057
  Residential Accredit Loans, CMO, Series 1998-QS1, Class A2    7.000%  01/25/28       897,753         905,277
  Residential Funding Mortgage, CMO, Series 1995-S15, Class
    A2                                                          7.000%  10/25/10       807,179         812,982
                                                                                                 -------------
Total Mortgage Backed Obligation
  (Cost $3,466,383)                                                                                  3,476,083
                                                                                                 -------------
U.S. GOVERMENT AGENCY OBLIGATIONS -- 0.37%
  Federal National Mortgage Association, Variable Inflation
    Linked (B)
    (Cost $94,644)                                              5.230%  03/13/02        95,000          92,673
                                                                                                 -------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 3.10%
  Federal Home Loan Mortgage Corporation, Series 128, Class
    I                                                           6.500%  02/15/21       190,764         191,269
  Federal National Mortgage Association, REMIC, Series
    1997-W2, Class A3                                           6.580%  11/25/27       400,000         403,304
  Federal National Mortgage Association, Series 1997-27,
    Class B                                                     7.000%  02/18/25       190,000         190,817
                                                                                                 -------------
Total U.S. Government Mortgage-Backed Obligations
  (Cost $786,679)                                                                                      785,390
                                                                                                 -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

TAXABLE MUNICIPAL BONDS -- 50.32%
  Alaska State Financial Corporation, RB, Series C, MBIA/FHA    7.400%  01/01/02  $    120,000   $     122,508
  Boston, Massachusetts, Industrial Development Financing
    Authority, North End Project, RB, Series B, FHA             6.310%  08/01/00        25,000          25,055
  Bryan, Texas, Higher Education Authority, Allen Academy
    Project, RB, Series B                                       6.500%  12/01/99        50,000          50,110
  Comanche County, Oklahoma, Home Finance Authority, RB,
    FNMA, FHA                                                   6.150%  12/01/00       100,000         100,490
  Cuyahoga County, Ohio, Maple Care, RB, GNMA                   7.350%  08/20/00       150,000         150,315
  Dartmouth, Massachusetts, Housing Development Corporation,
    Crossroads Apartments, RB, MBIA/FHA                         6.000%  01/01/01        45,000          45,059
  Denver, Colorado, City and County Multi-Family Housing,
    Buerger Brothers, RB, Series B, FHA                         6.750%  05/01/01        80,000          80,792
  Erie County, New York, 4th Resolution, RB, AMBAC              5.880%  12/01/03       140,000         139,511
  Erie County, New York, Water Authority, 4th Resolution,
    RB, AMBAC                                                   5.380%  12/01/99       100,000         100,032
  Fairfax County, Virginia, Redevelopment and Housing
    Authority, Mount Vernon, RB, Series B, GNMA                 7.880%  09/20/99         5,000           5,047
  Florida State, Housing Finance Agency, RB, Series S-2         6.650%  06/01/01       120,000         120,600
  Fresno, California, Multi-Family Housing , Sunrise Fresno,
    RB, Series B (A)                                            0.000%  12/01/26       385,000         385,000
  Fresno, California, Multi-Family Housing Authority,
    Woodlands Apartments Project, RB, GNMA                      7.250%  11/20/02       265,000         270,433
  Greater Kentucky Housing Assistance Corporation, RB,
    Series B, MBIA/FHA                                          6.500%  01/01/02        90,000          90,846
  Greater Kentucky Housing Assistance Corporation, RB,
    Series D, MBIA/FHA                                          6.500%  01/01/01        45,000          45,068
  Harris County, Texas, Housing Finance Corporation, Single
    Family Mortgage Revenue, Series A                           7.750%  09/01/14     1,250,000       1,285,500
  Illinois State Health Facilities Authority, RB, Series C,
    MBIA                                                       10.300%  08/15/03       430,000         434,429
  Indianapolis, Indiana, Economic Development Authority,
    Bethany Project, Series B, RB, GNMA                         6.000%  04/20/00        65,000          65,169
  Indianapolis, Indiana, Economic Development Authority,
    Castle Dore, RB, Series B, FHA                              6.750%  12/01/00        50,000          50,520
  Kansas City, Missouri, Industrial Development Authority,
    Hilltop Village Apartments, RB, Series B, FNMA              6.700%  10/01/02       125,000         126,763
  King County, Washington, Low Income Housing Authority,
    Fred Lind Manor, RB, Series B, GNMA                         7.250%  06/20/00        55,000          55,121
  Maricopa County, Arizona, Industrial Development
    Authority, Arcadia Apartments Project, RB, Series B (B)     6.080%  09/01/03       200,000         200,000
  Massachusetts State, Industrial Finance Agency, Briscoe
    Housing Assistance, Series B, FHA                           7.100%  02/01/12       900,000         921,834
  Moline, Illinois, Housing Authority, Highland Manor, RB,
    Series B, FHA                                               7.200%  03/01/00        50,000          50,190
  Moorhead, Mississippi, Housing Development Corporation,
    Section 8, RB, Series A, MBIA/FHA                           6.600%  07/01/99        35,000          35,049
  North Slope Boro, Alaska, Supplemental Interest Offering,
    GO, MBIA (A)                                                0.000%  06/30/99     1,237,584       1,227,164
  Oak Ridge, Tennessee, Industrial Development Board, The
    Gardens, Series B, RB, GNMA                                 6.150%  08/20/03       625,000         630,625
  Ohio Capital Housing Mortgage Corporation, Bella Vista,
    RB, FHA                                                     6.300%  02/01/03       325,000         328,055
  Ohio Capital Housing Mortgage Corporation, Dayton, RB,
    Series I, FHA                                               6.250%  07/01/01       160,000         160,112
  Ohio Capital Housing Mortgage Corporation, Section 8
    Project, RB, MBIA/FHA                                       6.380%  01/01/01        20,000          20,036
  Ohio Housing Financial Agency, Ravenwood Project, RB, FHA     6.130%  03/01/04       170,000         171,190
  Oshkosh, Wisconsin, GO                                        5.900%  12/01/99        45,000          45,097
  Pima County, Arizona, Industrial Development Authority,
    Western Winds, RB, Series B, HUD                            6.550%  06/01/01       315,000         316,701
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority,
    Tax Allocation, AMBAC                                       5.500%  10/01/99       205,000         205,267
  Prince Georges County, Maryland, Housing Authority,
    Foxglenn Project, RB, GNMA                                  6.250%  11/20/04       280,000         282,296
  Rensselaer County, New York, COP                              6.560%  03/15/00     1,703,076       1,702,684
  Rockford, Illinois, RB, Series B, MBIA                        7.450%  01/01/03       315,000         318,812

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

  Saint Charles County, Missouri, Industrial Development
    Authority, Series B (B)                                     5.480%  12/01/19  $    695,000   $     695,000
  Shawnee, Kansas, Multi-Family Housing, Haverford West
    Apartments, RB, Series B, FNMA                              6.750%  06/01/02        75,000          75,750
  Southwestern Illinois, Solid Waste Development Authority,
    Series B, RB                                                6.900%  02/01/03       705,000         708,645
  Spokane, Washington, Elderly Housing Authority, Cheney
    Care Center, RB, Series B, GNMA                             6.130%  02/20/04       125,000         126,100
  Tarrant County, Texas, Health Facilities Development
    Corporation, South Central Project, RB, MBIA/FHA            6.750%  01/01/37       340,000         344,692
  Tarrant County, Texas, Housing Financial Corporation,
    Series B, RB, FNMA                                          6.550%  09/01/02       220,000         222,178
  Texas State, Department of Housing And Community Affairs,
    RB, Series B                                                7.250%  07/01/99        30,000          30,096
  Wilmington, Delaware, Multi-Family Rent, Prestwyck
    Apartments, RB, Series B, FHA                               6.630%  11/01/03       190,000         191,671
                                                                                                 -------------
Total Taxable Municipal Bonds
  (Cost $12,736,453)                                                                                12,757,612
                                                                                                 -------------
U.S. TREASURY OBLIGATIONS -- 0.51%
  U.S. Treasury Note
    (Cost $130,006)                                             6.625%  03/31/02       125,000         129,805
                                                                                                 -------------
REPURCHASE AGREEMENTS -- 3.24%
  J.P. Morgan Securities 4.74% dated 04/30/99, matures
    05/03/99, repurchase value $823,882 (collateralized by
    FNMA par value $849,000, due 02/13/04 market value
    $845,447) (Cost $823,557)                                   4.740%                 823,557         823,557
                                                                                                 -------------
Total Investments -- 101.22%
  (Cost $25,630,096)                                                                                25,663,838
OTHER ASSETS & LIABILTIES, NET -- (1.22%)                                                             (308,656)
                                                                                                 -------------
Total Net Assets -- 100%                                                                         $  25,355,182
                                                                                                 -------------
                                                                                                 -------------


(A)    ZERO COUPON SECURITY
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT AS OF APRIL 30, 1999. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.
CMO    COLLATERALIZED MORTGAGE OBLIGATION
CPO    CERTIFICATE OF PARTICIPATION
GO     GENERAL OBLIGATION
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS.

AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FHA    FEDERAL HOUSING ADMINISTRATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING AND URBAN DEVELOPMENT
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE


High Yield Bond Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

CORPORATE BONDS -- 98.86%
AUTOMOTIVE -- 3.81%
  Dura Operating, 144A                                          9.000%  05/01/09  $  1,500,000   $   1,518,750
  MCII Holdings                                                12.000%  11/15/02    11,965,000      11,007,800
                                                                                                 -------------
                                                                                                    12,526,550
                                                                                                 -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

CABLE -- 9.40%
  Bresnan Communications (A)                                    0.000%  02/01/09  $  2,000,000   $   1,370,000
  Cablevision, 144A                                            13.750%  05/01/09     2,500,000       2,500,000
  Charter Communications Holdings, 144A (A)                     0.000%  04/01/11     5,250,000       3,458,438
  Classic Cable, 144A                                           9.875%  08/01/08     2,300,000       2,461,000
  Classic Communications                                       13.250%  08/01/09       500,000         357,500
  Classic Communications, 144A (A)                              0.000%  08/01/09     3,000,000       2,040,000
  James Cable Partners, Series B                               10.750%  08/15/04     4,068,000       4,403,610
  Ono Finance                                                  13.000%  05/01/09     5,000,000       5,000,000
  Poland Communications, Series B                               9.875%  11/01/03     7,500,000       7,125,000
  RBS Participacoes SA, Reg S                                  11.000%  04/01/07     1,600,000       1,128,000
  Telewest Communications, 144A (A)                             0.000%  04/15/09     1,500,000       1,016,250
                                                                                                 -------------
                                                                                                    30,859,798
                                                                                                 -------------
CHEMICALS -- 1.56%
  General Chemical Industrial Products, 144A                   10.625%  05/01/09     5,000,000       5,125,000
                                                                                                 -------------
CONSUMER MANUFACTURING -- 0.41%
  International De Ceramica, Reg S                              9.750%  08/01/02     1,600,000       1,352,000
                                                                                                 -------------
ENERGY -- 4.08%
  Belco Oil & Gas, Series B                                     8.875%  09/15/07     2,250,000       2,227,500
  Ocean Energy, Series B                                        8.375%  07/01/08     1,500,000       1,507,500
  Ocean Energy, Series B                                        8.875%  07/15/07     2,000,000       2,055,000
  Parker & Parsley                                              8.250%  08/15/07     2,000,000       1,829,802
  Pioneer Natural Resource                                      6.500%  01/15/08     1,300,000       1,073,276
  RBF Finance, 144A                                            11.000%  03/15/06     4,500,000       4,702,500
                                                                                                 -------------
                                                                                                    13,395,578
                                                                                                 -------------
FIXED COMMUNICATIONS -- 21.77%
  E.SPIRE Communications                                       13.750%  07/15/07     2,000,000       1,930,000
  E.SPIRE Communications (A)                                    0.000%  07/01/08     2,000,000         960,000
  Esat Telecom Holdings Group (A)                               0.000%  02/01/07    14,150,000      10,532,313
  Esprit Telecom                                               11.500%  12/15/07     1,500,000       1,642,500
  Esprit Telecom                                               10.875%  06/15/08     2,000,000       2,150,000
  Global Crossing Holdings, PIK                                10.500%  12/01/08    10,500,000      12,180,000
  Hermes Euro Rail                                             10.375%  01/15/09     1,000,000       1,067,500
  Interamericas Communications                                 14.000%  10/27/07     5,000,000       3,475,000
  Interamericas Communications, Reg S                          14.000%  10/27/07       700,000         486,500
  Intermedia Communications, 144A (A)                           0.000%  03/01/09     2,000,000       1,280,000
  Intermedia Communications, Series B                          13.500%  03/31/09     2,000,000       2,180,000
  Jazztel, 144A                                                14.000%  04/01/09     3,500,000       3,587,500
  Metromedia Fiber, 144A                                       10.000%  11/15/08     2,000,000       2,160,000
  Metronet Communications (A)                                   0.000%  06/15/08     4,000,000       3,120,000
  MGC Communications, Series B                                 13.000%  10/01/04     1,500,000       1,425,000
  Netia Holdings, Series B                                     10.250%  11/01/07     2,000,000       1,900,000
  Netia Holdings, Series B (A)                                  0.000%  11/01/07    14,000,000       9,590,000
  Qwest Communications, 144A                                    7.250%  11/01/08     2,500,000       2,568,750
  Rhythems Netconnections, 144A                                12.750%  04/15/09     1,500,000       1,496,250
  Viatel                                                       11.250%  04/15/08       300,000         313,500
  Viatel (A)                                                    0.000%  04/15/08    11,430,000       7,458,075
                                                                                                 -------------
                                                                                                    71,502,888
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 High Yield Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE -- 9.54%
  Agrilink Foods                                               11.875%  11/01/08  $  3,500,000   $   3,793,125
  Bepensa SA Reg S                                              9.750%  09/30/04     1,000,000         897,500
  DGS International Finance                                    10.000%  06/01/07     3,500,000       2,546,782
  Doane Products                                                9.750%  05/15/07     2,750,000       2,887,500
  Embotelladora Arica SA, 144A                                  9.875%  03/15/06     7,000,000       7,398,419
  Fage Dairy Industries                                         9.000%  02/01/07     5,100,000       4,685,625
  Gruma SA                                                      7.625%  10/15/07     6,250,000       5,765,625
  Tingyi Ci Holdings                                            6.613%  11/29/99     4,000,000       3,360,000
                                                                                                 -------------
                                                                                                    31,334,576
                                                                                                 -------------
GENERAL INDUSTRIAL -- 3.44%
  Alliance Laundry Systems, 144A                                9.625%  05/01/08     4,000,000       3,790,000
  Precision Partners, 144A                                     12.000%  03/15/09     1,500,000       1,545,000
  United Rentals                                                8.800%  08/15/08     4,000,000       3,970,000
  United Rentals, 144A                                          9.000%  04/01/09     2,000,000       1,990,000
                                                                                                 -------------
                                                                                                    11,295,000
                                                                                                 -------------
HEALTHCARE -- 2.04%
  Beverly Enterprises                                           9.000%  02/15/06     1,000,000         997,500
  Team Health, 144A                                            12.000%  03/15/09     1,000,000       1,015,000
  Tenet Healthcare                                              8.000%  01/15/05     4,650,000       4,673,250
                                                                                                 -------------
                                                                                                     6,685,750
                                                                                                 -------------
MEDIA -- 10.52%
  Antenna TV SA                                                 9.000%  08/01/07     8,300,000       8,061,375
  Fox / Liberty Networks                                        8.875%  08/15/07     1,750,000       1,905,313
  Fox / Liberty Networks (A)                                    0.000%  08/15/07     9,150,000       7,503,000
  Fox Family Worldwide                                          9.250%  11/01/07     2,500,000       2,431,250
  Fox Family Worldwide (A)                                      0.000%  11/01/07    11,500,000       7,762,500
  TV Guide, 144A                                                8.125%  03/01/09     6,750,000       6,885,000
                                                                                                 -------------
                                                                                                    34,548,438
                                                                                                 -------------
METALS & MINING -- 7.39%
  AEI Resources, 144A                                          10.500%  12/15/05     9,135,000       9,272,025
  California Steel Industries, 144A                             8.500%  04/01/09     3,750,000       3,834,375
  Grupo Minero Mexico, Series A                                 8.250%  04/01/08     3,500,000       3,075,625
  Grupo Minero Mexico, Series B                                 9.250%  04/01/28     4,250,000       3,612,500
  Hysla                                                         9.250%  09/15/07     5,320,000       4,461,315
                                                                                                 -------------
                                                                                                    24,255,840
                                                                                                 -------------
MOBILE COMMUNICATIONS -- 8.32%
  Crown Castle, 144A                                           12.750%  12/31/25     6,933,000       7,773,626
  CTI Holdings (A)                                              0.000%  04/15/08     9,698,000       5,491,493
  Grupo Iusacell SA, Series B                                  10.000%  07/15/04     4,000,000       3,860,000
  Nextel Communications (A)                                     0.000%  02/15/08     4,000,000       3,040,000
  Telecorp PCS, 144A (A)                                        0.000%  04/15/09    11,000,000       6,215,000
  Tricom SA                                                    11.375%  09/01/04     1,000,000         928,750
                                                                                                 -------------
                                                                                                    27,308,869
                                                                                                 -------------
PAPER & PACKAGING -- 3.16%
  APP International Finance                                     7.869%  06/28/99     1,000,000         971,250
  Copamex Industrias, Series B                                 11.375%  04/30/04     1,000,000         930,000
  Grupo Industrial Durango                                     12.625%  08/01/03     3,879,000       3,898,395
  Indah Kiat Pulp & Paper                                       8.875%  11/01/00     1,100,000         923,313
  Packaging Corporation of America, 144A                        9.625%  04/01/09     2,500,000       2,593,750
  Packaging Corporation of America, PIK                        12.375%  04/01/10     1,000,000       1,060,000
                                                                                                 -------------
                                                                                                    10,376,708
                                                                                                 -------------
SERVICES -- 0.45%
  Allied Waste North America, Series B                          7.625%  01/01/06     1,500,000       1,462,500
                                                                                                 -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 4.32%

  Exodus Communications                                        11.250%  07/01/08  $  3,000,000   $   3,270,000
  Globix                                                       13.000%  05/01/05     5,000,000       5,143,750
  PSINet                                                       11.500%  11/01/08     2,000,000       2,220,000
  Verio, 144A                                                  11.250%  12/01/08     1,500,000       1,672,500
  WAM!Net, Series B (A)                                         0.000%  03/01/05     3,000,000       1,875,000
                                                                                                 -------------
                                                                                                    14,181,250
                                                                                                 -------------
TRANSPORTATION -- 4.25%
  American Commercial Lines, Series B                          10.250%  06/30/08     3,000,000       3,097,500
  Budget Group, 144A                                            9.125%  04/01/06     7,500,000       7,425,000
  Enterprises Shipholding                                       8.875%  05/01/08     2,000,000       1,397,500
  Railworks, 144A                                              11.500%  04/15/09     2,000,000       2,045,000
                                                                                                 -------------
                                                                                                    13,965,000
                                                                                                 -------------
UTILITIES -- 4.25%
  Calpine                                                       7.750%  04/15/09     2,500,000       2,506,250
  Cemig, Reg S                                                  9.125%  11/18/04     2,500,000       2,237,500
  Comp Paranaense De Energia, Reg S                             9.750%  05/02/05     8,450,000       7,427,439
  Empresa Electrica Pehuenche                                   7.300%  05/01/03       750,000         736,341
  Endesa, 144A                                                  8.500%  04/01/09     1,000,000       1,053,980
                                                                                                 -------------
                                                                                                    13,961,510
                                                                                                 -------------


                                                                                     SHARES
                                                                                  ------------

WARRANTS -- 0.15%
  Bell Technology                                                                        5,000         487,500
                                                                                                 -------------
Total Investments -- 98.86%
  (Cost $314,753,874)                                                                              324,624,755
                                                                                                 -------------
OTHER ASSETS & LIABILITIES, NET -- 1.14%                                                             3,746,874
                                                                                                 -------------
TOTAL NET ASSETS -- 100%                                                                         $ 328,371,629
                                                                                                 -------------
                                                                                                 -------------



(A) STEP UP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1999. THE INITIAL COUPON ON A STEP UP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.
PIK    PAYMENT-IN-KIND SECURITY
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.


Smaller Companies Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 96.1%
CAPITAL GOODS -- 0.2%
  Brunswick Technologies*                                                              2,000   $    10,500
                                                                                               -----------
CONSUMER -- 22.8%
  Bally Total Fitness Holding*                                                         4,600       111,550
  Cheap Tickets, Inc*                                                                  1,000        38,500
  Corporate Executive Board Co.*                                                       2,400        67,500
  Daisytek International Corp.*                                                        5,500        92,125
  Damark International*                                                                7,800        79,950
  Furniture Brands International, Inc.*                                                4,700       117,794
  Garden Ridge*                                                                       17,635       127,854
  Hollywood Entertainment Corp.*                                                       1,300        32,094
  Insight Enterprises, Inc.*                                                           2,100        56,700
  Just For Feet, Inc*                                                                  6,300        79,537


----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Marketing Services Group, Inc.*                                                      2,100   $    70,087
  Micro Warehouse*                                                                     7,300       123,644
  Mohawk Industries*                                                                   3,400       109,650
  Papa John's International, Inc*                                                      2,100        84,394
  Petsmart*                                                                           12,900       120,131
  PJ America, Inc.*                                                                    1,000        23,500
  Tractor Supply Co.*                                                                  5,800       159,500
                                                                                               -----------
                                                                                                 1,494,510
                                                                                               -----------
CREDIT SENSITIVE -- 15.2%
  Astoria Financial Corp.                                                              1,975        98,997
  Bank United Corp.                                                                    1,800        72,675
  Dime Bancorp                                                                         6,400       147,600
  Dime Community Bancshares                                                            2,800        63,000
  D.R. Horton, Inc.                                                                    5,800       112,013

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Smaller Companies Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------$-
  Golden State Bancorp, Inc.*                                                          6,500       159,656

  Golden State Bancorp -- Litig Wt*                                                    2,300         4,312
  Independence Community Bank Corp.                                                    4,800        69,900
  Insurance Management Solutions Group, Inc.*                                            800         8,400
  Lennar                                                                               6,100       147,544
  LNR Property Corp.                                                                   5,800       113,825
                                                                                               -----------
                                                                                                   997,922
                                                                                               -----------
ENERGY -- 9.2%
  BJ Services*                                                                         6,000       160,500
  Devon Energy                                                                         5,200       172,900
  Global Industries, Ltd.*                                                            10,200       125,587
  Marine Drilling Companies, Inc.*                                                     8,200       140,938
                                                                                               -----------
                                                                                                   599,925
                                                                                               -----------
HEALTH CARE -- 13.7%
  Accredo Health, Inc.*                                                                  800        17,700
  Alkermes, Inc.*                                                                      3,300        88,275
  Alpharma Inc. -- Cl A                                                                1,700        50,150
  Bindley Western Industries, Inc.                                                     4,100       126,588
  Cell Genesys, Inc.*                                                                  3,300        16,500
  Cohesion Technologies, Inc.*                                                         3,900        18,281
  Collagen                                                                             1,700        22,100
  Dendrite International, Inc.*                                                        1,800        46,575
  Enzon, Inc.*                                                                         2,900        37,700
  IVAX Corp.                                                                           6,900        90,562
  MedPartners, Inc.*                                                                   7,600        39,900
  Nanogen, Inc.*                                                                       5,200        40,950
  Pediatrix Medical Group, Inc.*                                                       1,900        35,981
  Priority Healthcare Corp., Cl A*                                                     1,075        54,489
  Priority Healthcare Corp., Cl B*                                                     2,000       101,375
  Sonosite Inc.*                                                                       2,700        40,162
  Sunrise Assisted Living, Inc.*                                                       1,800        72,000
                                                                                               -----------
                                                                                                   899,288
                                                                                               -----------
PROCESS INDUSTRIES -- 4.4%
  Bowater                                                                              1,700        91,163
  Carbo Ceramics                                                                         700        17,238
  CompX International*                                                                 2,200        33,000
  PH Glatfelter                                                                        5,900        75,594
  Rayonier                                                                             1,600        73,000
                                                                                               -----------
                                                                                                   289,995
                                                                                               -----------
SERVICE COMPANIES -- 4.8%
  American Tower Corp.                                                                 4,045        85,703
  COMSAT Corp.                                                                         5,000       162,500
  Entercom Communications Corp.*                                                         200         7,425
  Kroll-O'Gara Co.*                                                                    2,500        59,844
                                                                                               -----------
                                                                                                   315,472
                                                                                               -----------
TECHNOLOGY -- 21.6%
  Allegiance Telecom, Inc.*                                                            1,700   $    78,200
  Applied Micro Circuits Corp.*                                                        2,000       106,625
  Concentric Network Corp.*                                                              700        58,450
  Concur Technologies, Inc.*                                                           1,200        43,350
  DII Group, Inc.*                                                                     2,300        71,300
  Dycom Industries*                                                                    3,350       153,053
  Infospace.com, Inc.*                                                                   500        71,656
  Mercury Interactive*                                                                 5,400       152,212
  Microchip Technology, Inc.*                                                          2,200        77,000
  Pairgain Technologies, Inc.*                                                         6,300        80,719
  Pegasus Systems, Inc.*                                                               1,700        79,475
  Pinnacle Systems*                                                                    1,600        87,000
  Polycom, Inc.*                                                                       1,000        24,438
  Rational Software Corp.*                                                             1,700        50,362
  Scientific-Atlanta, Inc.                                                             4,200       133,350
  Terayon Communications Systems, Inc.*                                                1,300        52,488
  USWeb Corp.*                                                                         1,200        26,925
  Verisign, Inc.*                                                                        400        46,000
  Whittman-Hart, Inc.*                                                                   700        19,775
                                                                                               -----------
                                                                                                 1,412,378
                                                                                               -----------
TRANSPORTATION -- 4.2%
  Atlantic Coast Airlines*                                                             3,150        97,256
  US Freightways                                                                       4,800       180,000
                                                                                               -----------
                                                                                                   277,256
                                                                                               -----------
Total Common Stocks
  (Cost $5,464,081)                                                                              6,297,246
                                                                                               -----------
Total Investments -- 96.1%
  (Cost $5,464,081)                                                                            $ 6,297,246
                                                                                               -----------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%                                                          254,806
                                                                                               -----------
Net Assets -- 100%                                                                             $ 6,552,052
                                                                                               -----------
                                                                                               -----------


* NON-INCOME PRODUCING SECURITY.

Microcap Fund



--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 100%
CAPITAL GOODS -- 6.1%
  Brunswick Technologies*                                                          40,300   $    211,575
  Correctional Services Corp.*                                                     28,400        255,600
  Optek Technology*                                                                18,500        277,500
  Tyler Corp.                                                                      39,800        233,825
                                                                                            ------------
                                                                                                 978,500
                                                                                            ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------

CONSUMER -- 27.7%
  Bombay Company Inc.*                                                             84,100   $    536,137
  Cheap Tickets, Inc.*                                                              9,100        350,350
  Corporate Executive Board Co.*                                                    6,200        174,375
  CustomTracks Corp.                                                                6,200        230,950
  Damark International*                                                            32,800        336,200
  Garden Ridge*                                                                    37,500        271,875
  Homeseekers.com, Inc.*                                                           21,300        223,650
  Marketing Services Group*                                                         5,600        186,900
  Micro Warehouse, Inc.*                                                           12,600        213,412
  PJ America, Inc.*                                                                19,000        446,500
  Rainbow Rentals, Inc.*                                                           29,700        348,975
  ResortQuest Intl, Inc.*                                                          19,200        321,600
  Rocky Shoes*                                                                     15,100         81,163
  Tractor Supply Co.*                                                              17,100        470,250
  Vans*                                                                            32,100        264,825
                                                                                            ------------
                                                                                               4,457,162
                                                                                            ------------
CREDIT SENSITIVE -- 14.4%
  Bankunited Financial, Class A*                                                   30,000        262,500
  Credit Management Solutions*                                                     24,800         86,800
  Crusader Holdings*                                                                8,505         87,176
  Dime Community Bancshares                                                         8,700        195,750
  Engle Homes                                                                      24,600        285,975
  Insurance Management Solutions Group, Inc.*                                      14,500        152,250
  Intercept Group, Inc.*                                                           16,000        224,000
  International Comfort Products                                                   31,800        242,475
  Realty Information Group, Inc.*                                                   9,300        364,444
  Republic Security Financial                                                      48,500        421,344
                                                                                            ------------
                                                                                               2,322,714
                                                                                            ------------
ENERGY -- 6.5%
  Basin Exploration*                                                               20,400        349,350
  Chieftan International, Inc.*                                                     9,500        171,594
  Dril-Quip, Inc.*                                                                  8,200        199,875
  Magnum Hunter Resources*                                                          7,300         23,725
  Mallon Resources*                                                                34,200        294,975
                                                                                            ------------
                                                                                               1,039,519
                                                                                            ------------
HEALTH CARE -- 14.2%
  Accredo Health, Inc.*                                                             7,800        172,575
  Cell Genesys, Inc.*                                                               8,000         40,000
  Cohesion Technologies, Inc.*                                                      9,400         44,062
  Collagen                                                                          4,200         54,600
  Dendrite International, Inc.*                                                     6,500        168,188
  Enzon, Inc.*                                                                      8,600        111,800
  General Surgical Innovations, Inc.*                                              18,500         64,750
  Infocure Corp.*                                                                   4,200        110,513
  Nanogen*                                                                         27,700        218,137
  OnHealth Network Co.*                                                            22,400        338,800
  ResMed Inc.*                                                                      6,700        177,131
  Sonosite, Inc.*                                                                  21,900        325,762
  Superior Consultant Holdings Corp.*                                               2,800         76,244
  Syncor International Corp.*                                                       5,000        142,500
  U.S. Bioscience, Inc.*                                                           21,800        234,350
                                                                                            ------------
                                                                                               2,279,412
                                                                                            ------------


--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES -- 3.2%
  CompX International*                                                             14,900   $    223,500
  Dixie Group, Inc.                                                                32,700        290,213
                                                                                            ------------
                                                                                                 513,713
                                                                                            ------------
SERVICE COMPANIES -- 3.3%
  Globecomm Systems*                                                               31,500        311,062
  Hagler Bailly, Inc*                                                              20,600        133,900
  Vicon*                                                                           14,200         94,963
                                                                                            ------------
                                                                                                 539,925
                                                                                            ------------
TECHNOLOGY -- 19.8%
  Hi/Fn, Inc.*                                                                     12,546        677,484
  Kronos, Inc.*                                                                    11,750        399,500
  Pegasus Systems*                                                                 14,100        659,175
  Pervasive Software, Inc.*                                                        22,600        327,700
  Photon Dynamics, Inc.*                                                           14,100        141,000
  Pinnacle Systems*                                                                 3,500        190,313
  Primus TelecommunicationsGroup, Inc.*                                            16,700        278,681
  Terayon Communications Systems, Inc.*                                            12,600        508,725
                                                                                            ------------
                                                                                               3,182,578
                                                                                            ------------
TRANSPORTATION -- 4.8%
  Isle of Capri Casinos, Inc.*                                                     34,300        229,381
  Providence & Worcester                                                           30,000        378,750
  RailTex, Inc.*                                                                   12,500        170,312
                                                                                            ------------
                                                                                                 778,443
                                                                                            ------------
Total Common Stocks
  (Cost $15,358,657)                                                                          16,091,966
                                                                                            ------------
Total Investments -- 100%
  (Cost $15,358,657)                                                                        $ 16,091,966
                                                                                            ------------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                                           (937)
                                                                                            ------------
Net Assets -- 100%                                                                          $ 16,091,029
                                                                                            ------------
                                                                                            ------------


* NON-INCOME PRODUCING SECURITY.

International Select Equity Fund



------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 100.2%
DEMARK -- 3.1%
  Tele Danmark B Shs                                                                  2,103      $   216,721
                                                                                                 -----------
FINLAND -- 0.0%
  Nokia Oyj                                                                              32            2,466
                                                                                                 -----------
FRANCE -- 16.5%
  Accor SA                                                                              860          226,682
  Equant NV*                                                                          2,513          228,052
  Lagardere S.C.A.                                                                    6,608          261,649
  Total, Series B                                                                     1,779          243,573
  Compagnie Financiere de Paribas                                                     1,900          201,930
                                                                                                 -----------
                                                                                                   1,161,886
                                                                                                 -----------
GERMANY -- 4.7%
  Consors Discount Broker AG*                                                         3,500          334,631
                                                                                                 -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 International Select Equity Fund, continued

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------

HONG KONG -- 3.1%
  Cheung Kong Holdings Ltd.                                                          24,000      $   218,301
                                                                                                 -----------
ITALY -- 3.1%
  Telecom Italia SPA                                                                 20,530          218,407
                                                                                                 -----------
JAPAN -- 9.5%
  Credit Saison Co., Ltd.                                                             7,000          143,019
  Hitachi Cable, Ltd.                                                                37,000          182,173
  Secom                                                                               2,000          195,269
  Tokyo Electric Power Co                                                             7,000          149,466
                                                                                                 -----------
                                                                                                     669,927
                                                                                                 -----------
NETHERLANDS -- 16.1%
  Philips Electronics                                                                 2,584          222,484
  Getronics                                                                           5,214          213,999
  ING Groep                                                                           3,740          230,350
  Benckiser NV, Series B                                                              4,230          233,271
  United Pan-Europe Communications NV*                                                4,510          233,227
                                                                                                 -----------
                                                                                                   1,133,331
                                                                                                 -----------
SINGAPORE -- 1.6%
  Allgreen Properties Ltd.*                                                         182,000          110,511
                                                                                                 -----------
SPAIN -- 3.3%
  Telefonica SA Rts 5/20/99*                                                          4,227            3,975
  Telefonica de Espana                                                                4,957          232,253
                                                                                                 -----------
                                                                                                     236,228
                                                                                                 -----------
SWEDEN -- 3.0%
  Securitas, Series B                                                                14,000          207,715
                                                                                                 -----------
SWITZERLAND -- 6.2%
  Compagnie Financiere Richemont                                                        137          232,928
  UBS AG, Registered                                                                    590          200,314
                                                                                                 -----------
                                                                                                     433,242
                                                                                                 -----------
UNITED KINGDOM -- 30.0%
  Arm Holdings Plc*                                                                  18,840          202,444
  British Energy Plc                                                                 18,960          161,188
  BP Amoco Plc                                                                       10,090          191,361
  Colt Telecom Group Plc*                                                             7,023          131,499
  Fairey Group Plc                                                                   34,220          210,277
  Flextech Plc*                                                                       9,135          131,704
  General Electric Co., Plc                                                          23,050          244,160
  HSBC Holdings Plc                                                                   6,070          231,314
  Logica Plc                                                                         19,590          189,075
  Vodafone Group                                                                     11,511          212,015
  Standard Chartered Bank                                                            11,027          199,376
                                                                                                 -----------
                                                                                                   2,104,413
                                                                                                 -----------
Total Foreign Common Stocks
   (Cost $6,066,693)                                                                               7,047,779
                                                                                                 -----------
Total Investments -- 100.2%
   (Cost $6,066,693)                                                                             $ 7,047,779
                                                                                                 -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                                                          (12,619)
                                                                                                 -----------
Total Net Assets -- 100%                                                                         $ 7,035,160
                                                                                                 -----------
                                                                                                 -----------


* NON-INCOME PRODUCING SECURITY.

European Equity
Growth Fund



---------------------------------------------------------------------------------------------------------
                                                                                    FACE
DESCRIPTION                                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 97.8%
AUSTRIA -- 0.8%
  Bank Austria                                                                      6,233    $    386,597
                                                                                             ------------
DENMARK -- 0.9%
  Teledanmark AS B Shares                                                           4,277         435,606
                                                                                             ------------
FINLAND -- 1.9%
  Nokia Oyj                                                                        12,266         945,316
                                                                                             ------------
FRANCE -- 16.0%
  Accor                                                                             1,318         347,404
  AXA                                                                               7,069         912,595
  Banque Nationale de Paris, Series A                                               5,946         492,796
  Cap Gemini SA                                                                     2,134         326,221
  Compagnie Financiere de Paribas                                                   3,700         393,232
  Dexia France                                                                      2,200         307,955
  Elf Acquitaine                                                                    3,668         569,634
  Groupe Danone                                                                     1,652         441,550
  Lagardere Group                                                                   9,379         371,369
  S.G.E.                                                                            6,905         291,791
  Sanofi                                                                            3,452         540,830
  SEITA                                                                             5,258         316,624
  Total, Series B                                                                   7,568       1,036,180
  TV Francaise                                                                      1,639         320,331
  Unisor SA                                                                        32,514         502,875
  Valeo SA                                                                          4,000         338,064
  Vivendi                                                                           1,983         463,191
                                                                                             ------------
                                                                                                7,972,642
                                                                                             ------------
GERMANY -- 8.6%
  Allianz                                                                           2,315         737,373
  Bayerische Vereinsbank                                                            5,649         368,219
  DaimlerChrysler AG                                                               11,418       1,127,245
  Deutsche Lufthansa AG                                                             8,210         189,949
  Hoechst AG                                                                       10,542         499,499
  Mannesnann AG                                                                     7,907       1,040,827
  VEBA                                                                              5,846         320,535
                                                                                             ------------
                                                                                                4,283,647
                                                                                             ------------
ITALY -- 6.6%
  Alleanza Assicurazioni                                                           25,168         301,782
  Assicurazioni Generali                                                           11,913         463,775
  Banca Popolare Di Brescia                                                         9,951         342,189
  ENI SPA                                                                          94,503         621,989
  Mediaset SPA                                                                     33,596         291,039
  Rolo Banca                                                                        6,200         155,169
  Telecom Italia                                                                  103,013       1,095,899
                                                                                             ------------
                                                                                                3,271,842
                                                                                             ------------
NETHERLANDS -- 8.1%
  Fortis NV                                                                        16,936         602,962
  Getronics                                                                            15             615
  ING Groep                                                                        10,984         676,516
  Koninklijke Ahold NV                                                             21,882         812,571
  Koninklijke KPN NV                                                               13,500         563,352
  Philips Electronics                                                              10,100         869,617
  Wolters Kluwer NV                                                                11,434         497,673
                                                                                             ------------
                                                                                                4,023,306
                                                                                             ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                    FACE
DESCRIPTION                                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------

SPAIN -- 4.3%
  Argentaria Caja Postal Y Banco                                                   17,214    $    404,814
  Banco Popular                                                                     2,200         155,721
  Endesa SA                                                                        22,147         492,277
  Telephonica de Espana                                                            22,552       1,056,642
  Telephonica SA Rts 5/20/99*                                                      22,552          21,204
                                                                                             ------------
                                                                                                2,130,658
                                                                                             ------------
SWEDEN -- 4.3%
  Assa Abloy, Series B                                                              7,853         343,015
  Ericsson LM, Series B                                                            13,345         350,851
  Norbanken Holding AB                                                             46,000         289,377
  Securitas, Series B                                                              35,436         525,757
  Skandia Forsakrings AB                                                           34,228         662,215
                                                                                             ------------
                                                                                                2,171,215
                                                                                             ------------
SWITZERLAND -- 9.3%
  Adecco                                                                              603         303,931
  Compagnie Financiere Richemont                                                      204         346,841
  Nestle, Registered                                                                  307         568,042
  Novartis, Registered                                                                683         999,632
  Roche Holding                                                                       101       1,187,612
  UBS, Registered                                                                   3,565       1,210,376
                                                                                             ------------
                                                                                                4,616,434
                                                                                             ------------
UNITED KINGDOM -- 37.0%
  Abbey National                                                                   23,000         519,449
  Asscociated British Foods                                                        43,300         318,485
  Astrazeneca Group Plc                                                            11,300         442,251
  Barclays Bank                                                                    20,000         635,075
  Bass                                                                             22,160         348,267
  BBA Group                                                                        32,318         258,374
  BG Plc                                                                           75,544         423,801
  BICC                                                                             23,090          39,000
  Billiton Plc                                                                     72,790         250,034
  Blue Circle Industries                                                           57,400         380,184
  British Aerospace                                                                44,048         329,478
  British Energy Plc                                                               29,500         250,793
  BP Amoco                                                                         89,033       1,688,546
  British Telecommunications                                                       73,900       1,241,061
  Cable & Wireless                                                                 28,800         408,235
  Canary Wharf Group Plc                                                           18,200         111,892
  CGU                                                                              10,000         157,964
  Colt Telecom Group Plc*                                                           7,000         131,069
  Diageo Plc                                                                       25,236         291,266
  Emap Publishing Plc                                                              14,400         302,751
  Flextech Plc*                                                                    16,900         243,657
  General Electric                                                                 52,000         550,817
  Glaxo Wellcome Plc                                                               37,200       1,099,858
  Granada Group                                                                    15,500         332,361
  Great Universal Stores                                                           21,000         238,913
  HSBC Holdings                                                                    20,024         763,069
  Kingfisher                                                                       26,000         388,959
  Lloyds TSB Group                                                                 47,150         758,834
  Logica Plc                                                                        3,215          31,030
  Morrison Supermarkets                                                            41,000         208,410
  Ocean Group Plc                                                                  18,753         295,628
  Prudential                                                                       20,000         285,205


---------------------------------------------------------------------------------------------------------
                                                                                    FACE
DESCRIPTION                                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------

  Railtrack Group Plc                                                              10,122    $    211,181
  Reckitt & Colman Plc                                                             24,000         285,301
  Reed International Plc                                                           28,000         254,318
  Rentokil Initial Plc                                                             52,000         302,979
  Rolls Royce                                                                      56,500         261,751
  Royal & Sun Alliance Insurance Group                                             27,805         239,737
  Securicor plc                                                                    30,845         289,983
  Smithkline Beecham Plc                                                           54,700         723,281
  Standard Chartered Bank                                                          28,000         506,259
  Tomkins Plc                                                                      63,000         265,516
  Unilever                                                                         44,400         393,534
  United News & Media                                                              21,000         255,520
  United Utilites Plc                                                              12,000         135,702
  Vodafone Group                                                                   33,000         607,810
                                                                                             ------------
                                                                                               18,457,588
                                                                                             ------------
Total Foreign Common Stocks
  (Cost $40,374,764)                                                                           48,694,851
                                                                                             ------------
FOREIGN PREFERRED STOCKS -- 0.6%
GERMANY --
  Henkel KGaA                                                                       4,032         319,044
                                                                                             ------------
Total Foreign Preferred Stock
  (Cost $315,769)                                                                                 319,044
                                                                                             ------------
Total Investments -- 98.4%
  (Cost $40,690,533)                                                                         $ 49,013,895
                                                                                             ------------
OTHER ASSETS & LIABILITIES, NET -- 1.6%                                                           811,748
                                                                                             ------------
Net Assets -- 100%                                                                           $ 49,825,643
                                                                                             ------------
                                                                                             ------------


* NON-INCOME PRODUCING SECURITY

International Small Cap Equity Fund



----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 95.6%
DENMARK -- 1.0%
  Sondagsavisen a-s                                                                   1,300   $     81,305
  Topdanmark*                                                                           460         76,828
  William Demant                                                                      1,130         76,295
                                                                                              ------------
                                                                                                   234,428
                                                                                              ------------
FINLAND -- 1.3%
  Nokian Renkaat Oyj                                                                  2,230         75,859
  Talentum Oy B Shares                                                                5,550         73,291
  Teleste Corp.*                                                                      6,500         56,652
  Tieto Corp                                                                          3,000        119,484
                                                                                              ------------
                                                                                                   325,286
                                                                                              ------------
FRANCE -- 8.0%
  Altran Technologies SA                                                              1,380        328,028
  Dexia France                                                                          750        104,985
  Eurotunnel SA                                                                     134,000        212,346
  Genset ADR*                                                                        11,300        179,388
  GFI Informatique*                                                                     950        121,339
  Groupe GTM                                                                          1,040         99,158

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)
 International Small Cap Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Hachette Filipacchi Medias                                                            450   $    103,923
  Lagardere S.C.A.                                                                    2,970        117,599
  Montupet                                                                            5,330        183,116
  Sidel Bearer                                                                        2,480        298,680
  Societe Generale d' Entreprises SA                                                  2,400        101,419
                                                                                              ------------
                                                                                                 1,849,981
                                                                                              ------------
GERMANY -- 8.0%
  Aixtron AG                                                                            850        203,842
  Berliner Kraft Und Licht                                                            5,650         89,295
  Consors Discount Broker AG*                                                         2,000        191,217
  Deutsche Lufthansa AG                                                               4,400        101,800
  Fresenius AG                                                                        1,150        200,461
  Intershop Communications AG*                                                          420        100,722
  Medion AG*                                                                            500        103,004
  Metallgesellschaft AG                                                              15,140        288,863
  Qiagen*                                                                             2,850        208,763
  SGL Carbon                                                                          2,000        109,976
  Utimaco Safeware AG*                                                                  530        103,585
  Zapf Creaton AG*                                                                    7,000        149,382
                                                                                              ------------
                                                                                                 1,850,910
                                                                                              ------------
HONG KONG -- 1.6%
  Li & Fung Ltd.                                                                     74,000        181,402
  Wing Hang Bank Ltd.                                                                61,000        185,343
                                                                                              ------------
                                                                                                   366,745
                                                                                              ------------
INDONESIA -- 0.0%
  Bank Panin Warrants                                                                    46             --
                                                                                              ------------

IRELAND -- 0.9%
  CBT Group Public ADR*                                                               6,480        100,440
  Esat Telecom Group Plc*                                                             2,300        112,413
                                                                                              ------------
                                                                                                   212,853
                                                                                              ------------
ITALY -- 4.9%
  Autogrill SPA                                                                      11,100        101,787
  Banca Popolare Commercio e Industria                                                4,650        107,092
  Banca Popolare di Bergamo                                                           4,150        104,565
  Banca Popolare di Brescia                                                           6,900        237,273
  Ciga*                                                                             109,000         73,813
  Class Editori                                                                      12,600        122,464
  Gruppo Editoriale L'espresso                                                       12,000        175,582
  Seat Pagine Gialle                                                                268,200        220,722
                                                                                              ------------
                                                                                                 1,143,298
                                                                                              ------------
JAPAN -- 22.6%
  Arisawa Mfg. Co., Ltd.                                                             10,000        138,916
  Bellsystem 24, Inc.                                                                   400        157,756
  C. Uyemura & Co.                                                                    4,000        140,674
  Chubu Sekiwa Real Estate                                                              970          6,417
  Circle K Japan Co.                                                                  3,000        135,650
  Doutor Coffee Co., Ltd.                                                             2,200         91,924
  Enplas Corp.                                                                        7,000        187,565
  Fuji Machine Mfg. Co., Ltd.                                                         4,000        142,684
  Fuji Seal, Inc.                                                                     2,000        227,758
  Fuji Soft ABC Inc.                                                                  2,900        176,295


----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Fujimi Inc.                                                                         3,000   $    155,746
  Hisamitsu Pharmaceutical Co., Inc.                                                 10,000        147,373
  Ibiden Co, Ltd.                                                                    13,000        226,963
  Itoen, Ltd.                                                                         3,000        206,992
  Jeol Ltd.                                                                          33,000        175,742
  Kagome Co., Ltd.                                                                   28,000        213,356
  Meitec Corp.                                                                        2,300         74,725
  Misumi Corp.                                                                        6,000        178,355
  Nichiha Corp.                                                                      15,600        190,061
  Nichii Gakkan Co.                                                                   2,450        190,789
  Nippon Zeon Co., Ltd.                                                              30,000        198,953
  OSG Corp.                                                                          46,000        206,071
  Otsuka Kagu                                                                         1,500        188,403
  People Co., Ltd.                                                                    3,200        128,616
  Saizeriya Co., Ltd.                                                                 3,000        162,278
  Sanyo Chemical Ind., Ltd.                                                          14,000        146,770
  Shimamura Co., Ltd.                                                                 3,000        185,891
  Shinko Electric Ind. Co. Ltd.                                                       3,500        134,813
  Taiyo Ink Mfg. Co., Ltd.                                                            3,000        266,276
  Tokyo Seimitsu Co., Ltd.                                                            3,000        166,046
  Yamaichi Electronics Co., Ltd.                                                      9,000        175,591
  Yamato Kogyo Co., Ltd.                                                             20,000        135,650
                                                                                              ------------
                                                                                                 5,261,099
                                                                                              ------------
NETHERLANDS -- 6.3%
  Detron Group NV                                                                     6,240         98,225
  Fugro NV                                                                           18,600        504,022
  IHC Caland                                                                          2,550        115,570
  Koninklijke Ahrend NV                                                               5,200        101,081
  Laurus NV                                                                           3,710         79,760
  Randstad Holding NV                                                                 5,453        265,286
  United Pan-Europe Comm. NV*                                                         2,200        113,769
  Vendex NV                                                                           4,000         99,518
  Wolters Kluwer                                                                      2,120         92,275
                                                                                              ------------
                                                                                                 1,469,506
                                                                                              ------------
NORWAY -- 0.6%
  Ekornes                                                                             7,300         72,041
  Tomra Systems                                                                       1,700         67,542
                                                                                              ------------
                                                                                                   139,583
                                                                                              ------------
PORTUGAL -- 0.8%
  Brisa-Auto Estradas                                                                 2,350         99,555
  Telecel-Comunicacaoes Pessoais, SA                                                    580         77,512
                                                                                              ------------
                                                                                                   177,067
                                                                                              ------------
SINGAPORE -- 3.2%
  Hong Leong Finance Ltd.                                                            68,000        167,565
  OMNI Industries Ltd.                                                              304,000        161,292
  Rothmans Industries Ltd.                                                           24,000        125,921
  Sembcorp Logistics Ltd.                                                            37,000         88,994
  Venture Manufacturing Ltd.                                                         35,000        191,888
                                                                                              ------------
                                                                                                   735,660
                                                                                              ------------
SPAIN -- 2.2%
  Aldeasa SA                                                                          4,610        140,750
  Autopistas del Mare Nostrum SA*                                                     4,800        107,504
  Baron de Ley*                                                                       2,850         98,155
  Superdiplo SA*                                                                      3,400         73,455
  Transportes Azkar, SA                                                               6,250         80,884
                                                                                              ------------
                                                                                                   500,748
                                                                                              ------------
SWEDEN -- 1.9%
  Assa Abloy, Series B                                                                3,900        170,350
  Europolitan Holdings                                                                2,200        187,228
  Securitas AB                                                                        6,200         91,988
                                                                                              ------------
                                                                                                   449,566
                                                                                              ------------
SWITZERLAND -- 5.9%
  Bachem AG Registered                                                                  125        195,812

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

  Bank Sarasin & Cie                                                                     80   $    142,623
  Clariant AG                                                                           110         56,236
  Compagnie Financiere Richemont                                                        155        263,531
  Holderbank Financiere Glarus                                                          180        216,963
  Kudelski*                                                                              82        319,788
  Valora Holding                                                                        800        186,668
                                                                                              ------------
                                                                                                 1,381,621
                                                                                              ------------
UNITED KINGDOM -- 26.4%
  Aegis Group Plc                                                                    92,983        201,175
  Barratt Developments                                                               33,848        197,918
  BBA Group                                                                           8,406         67,204
  Blue Circle Ind. Plc                                                               29,474        195,218
  Bunzl                                                                              50,368        216,329
  Burford Holdings Plc                                                               38,093         72,919
  Burmah Castrol Plc                                                                  5,616         97,295
  Canary Wharf Plc*                                                                  21,802        134,037
  Capita Group                                                                       11,247        118,683
  Capital Shopping Centers                                                            9,506         61,471
  Cattles Plc                                                                         7,401         90,778
  Close Brothers Group Plc                                                            7,692         88,593
  Daily Mail & General Trust, Series A                                                3,102        165,764
  Debenhams Plc                                                                      21,232        163,255
  Dixons Group Plc                                                                    9,942        211,732
  EMAP Publishing Plc                                                                11,047        232,257
  Forth Ports                                                                        17,255        154,048
  Glynwed International                                                              20,566         73,443
  Hanson Plc                                                                         21,607        214,798
  Inchcape                                                                           47,144        114,512
  London Clubs Int'l                                                                 37,398        101,066
  Lonmin Plc                                                                         22,184        184,492
  Next                                                                                9,798        120,887
  Northern Rock Plc                                                                  14,561        170,400
  PIC Int'l Group Plc                                                                18,920         18,565
  Pillar Property Plc                                                                31,366        163,854
  Premier Farnell Plc                                                                15,267         71,956
  Sage Group (The)                                                                    9,881        333,786
  Scapa Group Plc                                                                    41,046         89,136
  Securicor Plc                                                                      29,416        276,549
  Severn Trent Plc                                                                   12,779        168,253
  SIG Plc                                                                            75,545        239,398
  Smiths Industries Plc                                                               8,395        130,045
  Stagecoach Holdings Plc                                                            62,851        212,062
  Telewest Communications Plc*                                                       76,662        354,417
  Thistle Hotels Plc                                                                 15,238         44,121
  TI Group Plc                                                                       15,499        126,528
  United Assurance Group Plc                                                         16,107        121,257
  Vitec Group Plc                                                                    16,326        156,259
  Wolseley Plc                                                                       21,523        192,672
                                                                                              ------------
                                                                                                 6,147,132
                                                                                              ------------
Total Foreign Common Stocks
  (Cost $19,082,022)                                                                            22,245,483
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS -- 1.3%
  Boss (Hugo)                                                                            70   $     99,465
  Marschollek Lauten                                                                    380        212,769
                                                                                              ------------
Total Foreign Preferred Stocks
  (Cost $261,873)                                                                                  312,234
                                                                                              ------------




                                                                                     FACE
                                                                                   AMOUNT(1)
                                                                                  -----------

FOREIGN CONVERTIBLE BONDS -- 0.9%
  World Co. Ltd.
    .800%, 09/28/01
    (Cost $181,594)                                                                20,000,000        209,337
                                                                                                ------------
Total Investments -- 97.8%
  (Cost $19,525,489)                                                                            $ 22,767,054
                                                                                                ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.2%                                                            503,278
                                                                                                ------------
Total Net Assets -- 100.0%                                                                      $ 23,270,332
                                                                                                ------------
                                                                                                ------------




*NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
AMOUNTS DESIGNATED AS " -- " ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


European Small Cap
Equity Fund



-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 92.6%
DENMARK -- 1.3%
  Sondagsavisen a-s                                                                     170     $    10,632
  Topdanmark*                                                                            60          10,021
  William Demant Holdings                                                               200          13,504
                                                                                                -----------
                                                                                                     34,157
                                                                                                -----------
FINLAND -- 1.9%
  Nokian Renkaat Oyj                                                                    360          12,246
  Talentum                                                                              850          11,225
  Teleste Corp*                                                                       1,000           8,716
  Tieto Corp                                                                            470          18,719
                                                                                                -----------
                                                                                                     50,906
                                                                                                -----------
FRANCE -- 11.5%
  Altran Technologies                                                                   195          46,352
  Dexia France                                                                          100          13,998
  Eurotunnel Units                                                                   21,500          34,071
  Genset ADR*                                                                         2,040          32,385
  GFI Informatique*                                                                     120          15,327
  Groupe GTM                                                                            170          16,209
  Hachette Filipacchi Medias                                                             70          16,166
  Lagardere                                                                             880          34,844
  Montupet SA                                                                           900          30,920
  Sidel Bearer                                                                          380          45,765
  Societe Generale D' Entreprises SA                                                    380          16,058
                                                                                                -----------
                                                                                                    302,095
                                                                                                -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)
 European Small Cap
Equity Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------

GERMANY -- 11.4%
  Aixtron AG                                                                            150     $    35,972
  Bewag                                                                                 700          11,063
  Consors Discount Broker AG*                                                           350          33,463
  Deutsche Lufthansa AG                                                                 800          18,509
  Fresenius AG                                                                          150          26,147
  Intershop Communications AG*                                                           75          17,986
  Medion AG*                                                                            105          21,631
  Metallgesellschaft AG                                                               2,430          46,363
  Qiagen*                                                                               460          33,695
  SGL Carbon                                                                            380          20,896
  Utimaco Safeware AG*                                                                   90          17,590
  Zapf Creation AG*                                                                     800          17,072
                                                                                                -----------
                                                                                                    300,387
                                                                                                -----------
IRELAND -- 1.8%
  Anglo Irish                                                                         4,790          14,178
  CBT Group Plc ADR*                                                                  1,030          15,965
  Esat Telecom Plc ADR*                                                                 350          17,106
                                                                                                -----------
                                                                                                     47,249
                                                                                                -----------
ITALY -- 6.4%
  Autogrill SPA                                                                       1,700          15,589
  Banca Popolare di Bergamo                                                             650          16,378
  Banca Popolare di Brescia                                                           1,000          34,387
  Banca Popolare Commercio                                                              700          16,121
  Ciga*                                                                              16,170          10,950
  Class Editori                                                                       1,600          15,551
  Gruppo Editoriale L'espresso                                                        1,850          27,069
  Seat Pagine Gialle SPA*                                                            40,500          33,330
                                                                                                -----------
                                                                                                    169,375
                                                                                                -----------
NETHERLANDS -- 8.2%
  Detron Group NV*                                                                      970          15,269
  Fugro                                                                               2,300          62,325
  IHC Caland                                                                            460          20,848
  Koninklijke Ahrend Nv                                                                 970          18,856
  Laurus NV                                                                             490          10,534
  Randstad Holding                                                                      850          41,352
  United Pan-Europe Comm. NV*                                                           300          15,514
  Vendex NV                                                                             700          17,416
  Wolters Kluwer                                                                        320          13,928
                                                                                                -----------
                                                                                                    216,042
                                                                                                -----------
NORWAY -- 1.0%
  Ekornes                                                                             1,410          13,915
  Tomra Systems                                                                         330          13,111
                                                                                                -----------
                                                                                                     27,026
                                                                                                -----------
PORTUGAL -- 1.0%
  Brisa-Auto Estradas de Portugal                                                       330          13,980
  Telecel-Comunicacaoes Pessoais SA                                                     100          13,364
                                                                                                -----------
                                                                                                     27,344
                                                                                                -----------
SPAIN -- 3.6%
  Aldeasa                                                                             1,000          30,531
  Autopistas del Mare Nostrum SA*                                                       750          16,798
  Baron de Ley*                                                                         450          15,498
  Superdiplo*                                                                           750          16,203
  Transportes Azkar SA                                                                1,200          15,530
                                                                                                -----------
                                                                                                     94,560
                                                                                                -----------


-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------

SWEDEN -- 2.9%
  Assa Abloy, Series B                                                                  730     $    31,886
  Europolitan Holdings                                                                  340          28,935
  Securitas, Series B                                                                 1,000          14,837
                                                                                                -----------
                                                                                                     75,658
                                                                                                -----------
SWITZERLAND -- 8.4%
  Bachem Feinchemikalien*                                                                20          31,330
  Bank Sarasin & Cie, Series B                                                           10          17,828
  Clariant AG                                                                            20          10,225
  Compagnie Financiere Richemont                                                         20          34,004
  Holderbank Financiere Glarus                                                           32          38,571
  Kudelski*                                                                              14          54,598
  Valora Holdings                                                                       140          32,667
                                                                                                -----------
                                                                                                    219,223
                                                                                                -----------
UNITED KINGDOM -- 33.2%
  Aegis Group Plc                                                                    12,625          27,315
  Barratt Developments Plc                                                            3,869          22,623
  BBA Group Plc                                                                       1,090           8,714
  Blue Circle Ind. Plc                                                                4,181          27,692
  Bradford Properties Plc                                                             4,227          17,883
  Bunzl Plc                                                                           6,839          29,373
  Burford Holdings Plc                                                                5,416          10,367
  Burmah Castrol Plc                                                                    679          11,763
  Canary Wharf Plc*                                                                   3,095          19,028
  Capita Group                                                                        2,438          25,727
  Capital Shopping Centres                                                            1,232           7,967
  Cattles Plc                                                                         2,052          25,169
  Close Brothers Group Plc                                                              645           7,429
  Daily Mail & General Trust, Series A                                                  431          23,032
  Debenhams Plc                                                                       2,090          16,070
  Dixons Group Plc                                                                    1,775          37,802
  Emap Plc                                                                            1,500          31,537
  Forth Ports Plc                                                                     2,237          19,971
  Glynwed International Ordinary                                                      4,293          15,331
  Hanson Plc                                                                          3,065          30,470
  Inchcape Plc                                                                        5,584          13,563
  London Clubs International                                                          5,078          13,723
  Lonmin Plc                                                                          3,032          25,216
  Next                                                                                1,339          16,521
  Northern Rock Plc                                                                   2,491          23,682
  PIC International Group Plc                                                         2,453           2,407
  Pillar Property Investment Plc                                                      4,424          23,111
  Premier Farnell                                                                     2,122          10,001
  Sage Group Plc                                                                      1,086          36,686
  Scapa Group Plc                                                                     6,554          14,233
  Securicor                                                                           4,089          38,442
  Severn Trent                                                                        1,817          23,923
  SIG Plc                                                                            10,308          32,665
  Smiths Industries Plc                                                               1,192          18,465
  Stagecoach Holdings Plc                                                             8,736          29,476
  TeleWest Communications Plc*                                                       10,656          49,264
  Thistle Hotels Plc                                                                  2,165           6,269
  TI Group                                                                            1,986          16,213
  United Assurance Group Plc                                                          2,088          15,719
  Vitec Group Plc                                                                     2,217          21,219
  Wolseley Plc                                                                        3,059          27,383
                                                                                                -----------
                                                                                                    873,444
                                                                                                -----------
Total Foreign Common Stocks
  (Cost $2,107,545)                                                                               2,437,466
                                                                                                -----------
FOREIGN PREFERRED STOCKS -- 1.8%
GERMANY -- 1.8%
  Boss(Hugo)                                                                             10          14,209
  Marschollek Lauten                                                                     60          33,595
                                                                                                -----------
Total Foreign Preferred Stocks
  (Cost $28,331)                                                                                     47,804
                                                                                                -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
----------------------------------------------------------------------------------------------------------$-
Total Investments -- 94.4%
  (Cost $2,135,876)                                                                               2,485,270

                                                                                                -----------
OTHER ASSETS AND LIABILITIES, NET -- 5.6%                                                           147,468
                                                                                                -----------
Total Net Assets -- 100.0%                                                                      $ 2,632,738
                                                                                                -----------
                                                                                                -----------




* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT


Emerging Markets Equity Fund


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 92.0%
ARGENTINA -- 5.0%
  Banco de Galicia ADR                                                                     51,175   $  1,180,223
  Perez Companc, Class B                                                                  210,300      1,304,395
  Telecom Argentina ADR                                                                    40,000      1,380,000
  YPF ADR                                                                                  65,642      2,756,964
                                                                                                    ------------
                                                                                                       6,621,582
                                                                                                    ------------
BERMUDA -- 0.1%
  Credicorp Ltd.                                                                           18,300        185,288
                                                                                                    ------------
BRAZIL -- 6.5%
  Cerj*                                                                             1,883,493,000        510,278
  CVRD ADR                                                                                 80,300      1,544,073
  Electrobras                                                                          28,425,000        566,446
  Embratel Participacoes ADR*                                                              74,581      1,211,941
  Tele Centro Oeste Celular Participacoes ADR                                              11,893         43,112
  Tele Centro Sul Participacoes ADR                                                        10,576        561,850
  Tele Norte Leste Participacoes ADR                                                       53,880        912,593
  Telesp Participacoes ADR*                                                               106,548      2,663,700
  Unibanco GDR                                                                             26,495        657,407
                                                                                                    ------------
                                                                                                       8,671,400
                                                                                                    ------------
CHILE -- 3.4%
  CTC ADR                                                                                  40,100      1,060,144
  DyS ADR                                                                                 141,100      2,134,137
  Andina ADR                                                                               51,400        928,412
  Enersis ADR                                                                              22,564        432,947
                                                                                                    ------------
                                                                                                       4,555,640
                                                                                                    ------------
CHINA -- 0.6%
  Hengan International Group Co. Ltd.                                                     722,000        242,196
  Legend Holdings Ltd.                                                                    660,000        340,612
  Zhejiang Expressway Co. Ltd.                                                          1,520,000        251,021
                                                                                                    ------------
                                                                                                         833,829
                                                                                                    ------------
COLOMBIA -- 0.1%
  Cadenalco ADR 144 A                                                                      44,300         77,525
                                                                                                    ------------
CZECH REPUBLIC -- 0.6%
  IF Zivnobanka                                                                             7,607        110,461
  SPT Telecom                                                                              51,000        739,562
                                                                                                    ------------
                                                                                                         850,023
                                                                                                    ------------
GREECE -- 5.1%


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

  Alpha Credit Bank                                                                        27,840   $  1,987,668
  Attica Enterprises                                                                      130,320      1,099,604
  Ergo Bank                                                                                18,692      1,632,077
  Stet Hellas Telecom ADR*                                                                 25,750        695,250
  Titan Cement                                                                             17,350      1,340,073
                                                                                                    ------------
                                                                                                       6,754,672
                                                                                                    ------------
HONG KONG -- 0.5%
  China Telecom                                                                           294,000        671,393
                                                                                                    ------------
HUNGARY -- 2.3%
  Matav, Registered                                                                       168,800        941,145
  MOL                                                                                      39,620        882,769
  OTP Bank                                                                                 18,943        798,126
  Raba                                                                                     59,210        516,446
                                                                                                    ------------
                                                                                                       3,138,486
                                                                                                    ------------
INDIA -- 8.1%
  Associated Cement Co.                                                                    22,500        749,120
  Bajaj Auto                                                                               47,100        572,377
  Bharat Heavy Electricals Ltd.                                                           134,500        532,782
  BSES                                                                                        200            619
  EIH Ltd.                                                                                    205            814
  Glaxo India Ltd.                                                                         42,700        650,629
  Hindustan Lever                                                                          41,400      1,985,342
  ICICI Ltd.                                                                                  200            223
  Infosys Technologies Ltd                                                                  5,000        306,760
  ITC Ltd.                                                                                 77,800      1,716,216
  Larsen & Toubro Ltd.                                                                    138,900        607,343
  Larsen & Toubro Ltd. GDR                                                                 40,100        370,925
  Mahanagar Telephone Nigam                                                               127,200        461,356
  Mahindra & Mahindra                                                                         700          3,854
  NIIT Ltd                                                                                 16,400        617,826
  Pentafour Software & Exports Ltd.                                                        10,800        251,638
  Ranbaxy Laboratories                                                                     59,900        755,924
  Reliance Industries Ltd.                                                                219,900        671,781
  Satyam Computer Services Ltd.                                                            20,000        514,139
  State Bank of India                                                                         300          1,110
                                                                                                    ------------
                                                                                                      10,770,778
                                                                                                    ------------
INDONESIA -- 1.7%
  Bank Panin Warrants*                                                                         85              1
  PT Gudang Garam TBK                                                                     510,000        925,550
  PT Indofood Sukes Makmur TBK                                                            718,500        569,637
  PT Indosat (Persero) TBK                                                                263,000        508,244
  PT Tambang Timah TBK                                                                    338,000        311,936
                                                                                                    ------------
                                                                                                       2,315,368
                                                                                                    ------------
ISRAEL -- 2.5%
  Bank Leumi Le-Israel                                                                    609,800      1,044,700
  Bezeq Israeli Telecommunications Corp. Ltd.                                             253,410        985,958
  Blue Square Chain Stores*                                                                62,800        932,329
  Elite Industries                                                                         11,600        445,746
                                                                                                    ------------
                                                                                                       3,408,733
                                                                                                    ------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)
 Emerging Markets Equity Fund, continued

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

KOREA -- 10.1%
  Dongwon Securities                                                                       34,550   $    813,967
  Korea Electric Power Corp.                                                              110,260      3,172,816
  LG Chemicals                                                                             51,266        884,268
  Nong Shim Co.                                                                             7,650        431,258
  Pohang Iron & Steel                                                                      23,666      2,029,454
  Samsung Display Devices                                                                  11,119        570,685
  Samsung Electronics                                                                      33,022      2,539,513
  Samsung Electronics GDR 144A                                                                309         13,720
  Samsung Fire & Marine Insurance                                                           1,760        814,472
  Shinhan Bank                                                                            119,900      1,321,573
  SK Telecom                                                                                  386        416,547
  SK Telecom Co., Ltd. ADR                                                                 40,500        561,938
                                                                                                    ------------
                                                                                                      13,570,211
                                                                                                    ------------
MALAYSIA -- 0.5%
  Berjaya Sports Toto (2)                                                                  76,000        110,514
  IOI Corp (2)                                                                            220,000        118,613
  MNI Holdings Berhad (2)                                                                 107,000        156,790
  Rothmans of Pall Mall (2)                                                                17,000        104,586
  Telekom Malaysia (2)                                                                     60,000        150,336
                                                                                                    ------------
                                                                                                         640,839
                                                                                                    ------------
MEXICO -- 13.6%
  Alfa S.A. de C.V.                                                                        87,600        348,409
  Bancomer                                                                              1,127,800        391,801
  Cemex, Series B                                                                         177,400        823,643
  Cifra                                                                                   668,764      1,266,599
  Consorcio ARA S.A.*                                                                     147,000        539,318
  Desc, ADR                                                                                93,500      2,314,125
  Femsa                                                                                   400,900      1,431,786
  Geo, Series B*                                                                           51,779        217,987
  Grupo Carso                                                                             189,900        915,589
  Grupo Modelo, Series C                                                                  472,687      1,245,663
  Kimberly Clark, Series A                                                                285,200      1,111,169
  Sigma Alimentos, Series B                                                               588,779      1,529,296
  Televisa GDR 144A                                                                        19,400        795,400
  Telmex ADR                                                                               69,900      5,294,925
                                                                                                    ------------
                                                                                                      18,225,710
                                                                                                    ------------
PERU -- 1.0%
  Buenaventura ADR                                                                         41,500        669,188
  Telefonica de Peru ADR                                                                   43,900        661,244
                                                                                                    ------------
                                                                                                       1,330,432
                                                                                                    ------------
PHILIPPINES -- 2.1%
  Ayala Land, Inc.                                                                      1,193,000        439,237
  Bank of the Philippine Islands                                                          268,160        846,264
  Philippine Long Distance Telephone Co.                                                   26,460        855,906
  SM Prime Holdings                                                                     3,188,700        721,179
                                                                                                    ------------
                                                                                                       2,862,586
                                                                                                    ------------
POLAND -- 1.6%
  Bank Przemyslowo-Handlowy                                                                10,043        511,867
  Budimex S.A.*                                                                            57,220        295,254
  Elektrim                                                                                 48,600        577,766
  Exbud                                                                                    29,610        223,189


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

  Kety*                                                                                    26,530   $    246,276
  Wielkopolski Bank Kredytowy                                                              53,600        299,623
                                                                                                    ------------
                                                                                                       2,153,975
                                                                                                    ------------
PORTUGAL -- 0.0%
  Jeronimo Martins                                                                             40          1,316
                                                                                                    ------------
ROMANIA -- 0.1%
  Alro                                                                                      8,790         31,266
  Dacia                                                                                 1,202,500         42,774
  Terapia                                                                                  74,803         20,583
                                                                                                    ------------
                                                                                                          94,623
                                                                                                    ------------
SOUTH AFRICA -- 10.4%
  ABSA                                                                                    220,700      1,160,624
  Anglo American Gold Investment                                                            9,200        644,680
  AngloGold Ltd.                                                                           13,600        639,211
  Barlow                                                                                  147,100        882,358
  Bidvest Group Ltd.                                                                       57,706        471,321
  CG Smith Foods                                                                           43,950        401,581
  De Beers Centenary Linked Units                                                          76,350      1,907,182
  Fedsure Holdings                                                                         55,400        496,187
  FirstRand                                                                             1,166,200      1,284,066
  Liberty Life                                                                             45,300        652,886
  Metropolitan Life                                                                       264,800        417,762
  Nedcor Ltd.                                                                              53,500      1,169,351
  New Clicks Holdings                                                                     326,256        436,974
  Rembrant Group                                                                          119,400        907,518
  Sasol                                                                                   195,600      1,382,219
  South Africa Breweries*                                                                 123,176      1,032,371
                                                                                                    ------------
                                                                                                      13,886,291
                                                                                                    ------------
TAIWAN -- 9.1%
  Advanced Semiconductor Engineering GDR*                                                  12,120        192,405
  Advanced Semiconductor Engineering Inc.*                                                124,000        309,052
  Asia Cement Corp.                                                                       808,000        756,110
  Asia Cement Corp GDR 144A                                                                58,536        541,458
  Asustek Computer Inc.                                                                    55,000        575,229
  Asutek Computer GDR 144A*                                                                   183          2,475
  Bank Sinopac                                                                          1,574,000      1,107,095
  Cathay Life Insurance                                                                   302,000      1,080,551
  China Steel Corp.                                                                       741,000        589,174
  China Steel GDR                                                                           4,600         72,795
  D-Link Corp.                                                                            174,000        359,174
  Far Eastern Textile Ltd.                                                                783,000      1,051,184
  Formosa Plastics Corp.                                                                  374,000        663,364
  Kingdom Construction Co. Ltd.*                                                          264,000        258,349
  Phoenixtic Power Co., Ltd.*                                                             336,000        601,101
  Standard Foods Tai GDR*                                                                  52,840        377,806
  Taishin International Bank                                                            1,102,000        842,508
  Taiwan Semiconductor Manufacturing Co.*                                                 519,000      1,753,807

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

  United Microelectronics Corp., Ltd.                                                     372,000   $    580,183
  Winbond Electronics Corp.*                                                              434,000        472,489
                                                                                                    ------------
                                                                                                      12,186,309
                                                                                                    ------------
THAILAND -- 2.3%
  Advanced Info Services                                                                   74,400        790,763
  Bangkok Expressway Public Co., Ltd.                                                     349,900        302,007
  PTT Exploration                                                                          49,000        452,064
  Siam Cement Public Co., Ltd.                                                             16,500        487,834
  Siam City Cement Fgn RT 5/28/99*                                                         11,466         21,961
  Siam City Cement Public Co., Ltd.                                                        17,200         60,782
  Siam Commercial Bank                                                                     92,000         64,527
  Thai Farmers Bank Public Co.                                                            290,500        807,162
                                                                                                    ------------
                                                                                                       2,987,100
                                                                                                    ------------
TURKEY -- 4.1%
  Finansbank AS                                                                       117,495,000        584,687
  Hurriyet                                                                             31,475,000        546,190
  Netas Northern Electric C Telekomunikasyon                                           32,880,000        771,949
  T. Garanti Bank                                                                      17,168,000        777,655
  Tansas                                                                                4,340,000      1,135,227
  Vestel                                                                                5,488,000        588,210
  Yapi ve Kredi Bank                                                                   42,722,200      1,024,827
                                                                                                    ------------
                                                                                                       5,428,745
                                                                                                    ------------
OTHER -- 0.6%
  Oryx Fund Limited*                                                                       17,000        221,000
  Mauritius Fund Limited                                                                   49,000        349,125
  Framlington Maghreb Fund                                                                 12,500        187,500
                                                                                                    ------------
                                                                                                         757,625
                                                                                                    ------------
Total Foreign Common Stocks
  (Cost $115,106,882)                                                                                122,980,479
                                                                                                    ------------


----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS -- 4.1%
BRAZIL -- 4.0%
  Bradesco                                                                            109,466,399   $    585,886
  Brahma                                                                                1,425,800        712,471
  Cemig                                                                                43,508,312      1,047,762
  Electrobras                                                                          43,616,000        919,061
  Itaubanco                                                                             1,171,875        620,861
  Petrobras                                                                             9,158,117      1,488,676
                                                                                                    ------------
                                                                                                       5,374,717
                                                                                                    ------------
COLOMBIA -- 0.1%
  Banco Ganadero ADR                                                                       16,400        155,800
                                                                                                    ------------
Total Foreign Preferred Stocks
  (Cost $6,321,198)                                                                                    5,530,517
                                                                                                    ------------
Total Investment -- 96.1%
  (Cost $121,428,080)                                                                               $128,510,996
                                                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%                                                              5,177,617
                                                                                                    ------------
Net Assets -- 100%                                                                                  $133,688,613
                                                                                                    ------------
                                                                                                    ------------




* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF
     1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATIONS, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.


(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION
    COMMITTEE OF THE BOARD OF TRUSTEES.

Global Fixed Income Fund



--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------

FOREIGN BONDS -- 58.0%
CANADA -- 2.0%
  Government of Canada                                         7.000%   12/01/06     1,500,000   $   1,146,821
                                                                                                 -------------
DENMARK -- 7.4%
  Kingdom of Denmark                                           8.000%   05/15/03     5,450,000         905,234
  Kingdom of Denmark                                           6.000%   11/15/09     6,600,000       1,074,827
  Nykredit                                                     6.000%   10/01/29     8,000,000       1,115,415
  Realkredit Danmark                                           6.000%   10/01/29     8,000,000       1,125,768
                                                                                                 -------------
                                                                                                     4,221,244
                                                                                                 -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Global Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------
GERMANY -- 8.5%

  Federal Republic of Germany (2)                              5.500%   08/20/01     2,351,943   $   2,603,332
  Federal Republic of Germany                                  6.500%   07/04/27     1,738,392       2,280,302
                                                                                                 -------------
                                                                                                     4,883,634
                                                                                                 -------------
GREECE -- 4.2%
  Hellenic Republic                                            8.600%   03/26/08   638,000,000       2,435,928
                                                                                                 -------------
ITALY -- 9.7%
  Republic of Italy (2)                                        7.750%   11/01/06       698,736         763,499
  Republic of Italy                                            7.750%   11/01/06     1,461,570       1,928,661
  Republic of Italy                                            5.000%   05/01/08     2,561,622       2,882,682
                                                                                                 -------------
                                                                                                     5,574,842
                                                                                                 -------------
JAPAN -- 7.9%
  Federal National Mortgage Association (2)                    1.750%   03/26/08   220,000,000       1,934,806
  Government of Japan                                           .900%   12/22/08   325,000,000       2,576,158
                                                                                                 -------------
                                                                                                     4,510,964
                                                                                                 -------------
NETHERLANDS -- 4.6%
  Government of the Netherlands                                6.500%   04/15/03     2,206,000       2,620,766
                                                                                                 -------------
SOUTH AFRICA -- 2.0%
  Republic of South Africa                                    13.000%   08/31/10     3,900,000         584,465
  Republic of South Africa                                    13.500%   09/15/15     1,900,000         290,877
  Republic of South Africa                                    12.000%   02/28/05     1,900,000         285,175
                                                                                                 -------------
                                                                                                     1,160,517
                                                                                                 -------------
SWEDEN -- 4.9%
  Kingdom of Sweden                                            5.000%   01/15/04    13,200,000       1,668,375
  Kingdom of Sweden                                            5.000%   01/28/09     8,900,000       1,123,688
                                                                                                 -------------
                                                                                                     2,792,063
                                                                                                 -------------
UNITED KINGDOM -- 6.8%
  Lloyds Bank Plc                                              7.750%   06/18/07     1,150,000       2,077,156
  United Kingdom Treasury                                      8.500%   07/16/07       900,000       1,804,421
                                                                                                 -------------
                                                                                                     3,881,577
                                                                                                 -------------
Total Foreign Bonds
  (Cost $33,528,932)                                                                                33,228,356
                                                                                                 -------------
UNITED STATES -- 35.2%
U.S. TREASURY NOTES -- 13.5%
  U.S. Treasury Notes                                          6.000%   08/15/00       390,000         394,753
  U.S. Treasury Notes (2)                                      6.500%   05/31/01     1,820,000       1,869,482
  U.S. Treasury Notes (2)                                      7.875%   11/15/04     4,400,000       4,926,627
  U.S. Treasury Notes                                          7.000%   07/15/06       500,000         546,719
                                                                                                 -------------
Total U.S. Treasury Notes
  (Cost $7,842,297)                                                                                  7,737,581
                                                                                                 -------------
U.S. TREASURY BONDS -- 4.4%
  U.S. Treasury Bonds                                          8.125%   08/15/19       320,000         402,000
  U.S. Treasury Bonds                                          7.125%   02/15/23     1,830,000       2,104,500
                                                                                                 -------------
Total U.S. Treasury Bonds
  (Cost $2,505,683)                                                                                  2,506,500
                                                                                                 -------------
CORPORATE OBLIGATIONS -- 1.2%
  General Electric Capital (2)
    (Cost $647,772)                                            8.125%   02/23/07       615,000         686,675
                                                                                                 -------------
ASSET BACKED -- 9.1%
  American Express Credit Account Master Trust                 6.400%   04/15/05     3,050,000       3,113,013
  Capital One Master Trust Series 1998-7, Class A (2)          5.430%   01/15/07       950,000         938,543
  Discover Card Master Trust I Series 1998-7, Class A (2)      5.600%   05/15/06       900,000         889,290
  Premier Auto Trust Series: 1996-4, Series A, Class A3        6.200%   11/06/00       249,552         249,886
                                                                                                 -------------
Total Asset Backed Securities
  (Cost $5,166,398)                                                                                  5,190,732
                                                                                                 -------------
SOVEREIGN EMERGING DEBT BONDS -- 7.0%
ARGENTINA -- 1.6%
  Argentina FRB                                                5.938%   03/31/05  $    465,000   $     416,175
  Argentina                                                   12.125%   02/25/19  $    300,000         310,875
  Argentina Par                                                6.000%   03/31/23  $    250,000         178,125
  Republic of Argentina Warrants*                                       02/25/00  $        300           9,000
                                                                                                 -------------
                                                                                                       914,175
                                                                                                 -------------
BRAZIL -- 2.2%
  Republic of Brazil FRN Ser EI-L                              5.875%   04/15/06  $    712,500         570,891
  Republic of Brazil C Bond                                    8.000%   04/15/14  $    956,225         666,967
                                                                                                 -------------
                                                                                                     1,237,858
                                                                                                 -------------
ECUADOR -- .3%
  Republic of Ecuador PDI                                      6.000%   02/27/15  $    460,388         193,750
                                                                                                 -------------
IVORY COAST -- .2%
  Ivory Coast FLIRB                                            2.000%   03/29/18     2,500,000          96,633
                                                                                                 -------------
MEXICO -- 1.1%
  Mexican Discount Ser A                                       5.875%   12/31/19  $    500,000         434,095
  Mexican Par W-A                                              6.250%   12/31/19  $    250,000         201,250
                                                                                                 -------------
                                                                                                       635,345
                                                                                                 -------------
NIGERIA -- .2%
  Nigeria                                                      5.092%   01/05/10  $    197,741         127,500
                                                                                                 -------------
PHILIPPINES -- .4%
  Republic of Philippines                                      9.875%   01/15/19  $    200,000         209,000
                                                                                                 -------------
POLAND -- .3%
  Government of Poland Par                                     3.000%   10/27/24  $    200,000         128,500
  Government of Poland Ser RSTA                                4.000%   10/27/24  $    100,000          69,250
                                                                                                 -------------
                                                                                                       197,750
                                                                                                 -------------
RUSSIA -- .1%
  Federation of Russia                                         8.750%   07/24/05  $    200,000          76,440
                                                                                                 -------------
VENEZUELA -- .6%
  Republic of Venezuela DCB FRN                                5.938%   12/18/07  $    428,570         343,391
                                                                                                 -------------
Total Sovereign Emerging Debt Bonds
  (Cost $4,279,546)                                                                                  4,031,842
                                                                                                 -------------
Total United States
  (Cost $20,441,696)                                                                                20,153,330
                                                                                                 -------------
TIME DEPOSITS -- 2.9%
GERMANY -- 2.9%
  Chase Manhattan London
    (Cost $1,666,105)                                          2.420%   5/04/99      1,572,094       1,660,840
                                                                                                 -------------
TOTAL INVESTMENTS -- 96.1%
  (Cost $55,636,733)                                                                             $  55,042,526
                                                                                                 -------------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%
                                                                                                     2,236,849
                                                                                                 -------------
Total Net Assets -- 100.0%                                                                       $  57,279,375
                                                                                                 -------------
                                                                                                 -------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $6,541,948.
*    NON-INCOME PRODUCING SECURITY.
DCB  DEBT CONVERTIBLE BOND
FLIRB FRONT LOADED INTEREST REDUCTION BOND
FRB  FLOATING RATE BOND
FRN  FLOATING RATE NOTE
PDI  PAST DUE INCOME


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Core Global Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------

FOREIGN BONDS -- 60.4%
CANADA -- 3.0%
  Government of Canada                                         7.000%   12/01/06     1,300,000   $     993,912
                                                                                                 -------------
DENMARK -- 7.8%
  Kingdom of Denmark                                           8.000%   05/13/03     3,400,000         564,733
  Kingdom of Denmark                                           6.000%   11/15/09     4,800,000         781,692
  Nykredit                                                     6.000%   10/01/29     4,600,000         641,364
  RealKredit Danmark                                           6.000%   10/01/29     4,600,000         647,316
                                                                                                 -------------
                                                                                                     2,635,105
                                                                                                 -------------
GERMANY -- 10.5%
  Federal Republic of Germany                                  5.000%   08/20/01     1,329,359       1,471,449
  Federal Republic of Germany                                  6.875%   05/12/05       300,794         376,383
  Federal Republic of Germany                                  6.000%   01/04/07       420,000         510,712
  Federal Republic of Germany                                  6.500%   07/04/27       462,719         606,963
  Federal Republic of Germany                                  5.625%   01/04/28       487,552         574,547
                                                                                                 -------------
                                                                                                     3,540,054
                                                                                                 -------------
GREECE -- 4.0%
  Hellenic Republic                                            8.600%   03/26/08   349,000,000       1,332,506
                                                                                                 -------------
ITALY -- 12.1%
  Republic of Italy                                           10.000%   08/01/03       131,190         174,347
  Republic of Italy                                            7.750%   11/01/06     2,337,495       3,084,514
  Republic of Italy                                            5.000%   05/01/08       717,874         807,848
                                                                                                 -------------
                                                                                                     4,066,709
                                                                                                 -------------
JAPAN -- 7.5%
  Federal National Mortgage Association (4)                    1.750%   03/26/08   100,000,000         879,457
  Government of Japan                                          .9000%   12/22/08   207,000,000       1,640,815
                                                                                                 -------------
                                                                                                     2,520,272
                                                                                                 -------------
NETHERLANDS -- 3.7%
  Dutch Government                                             6.500%   04/15/03     1,040,000       1,235,538
                                                                                                 -------------
SWEDEN -- 4.7%
  Kingdom of Sweden                                            5.000%   01/15/04     7,500,000         947,940
  Kingdom of Sweden                                            5.000%   01/28/09     5,000,000         631,285
                                                                                                 -------------
                                                                                                     1,579,225
                                                                                                 -------------
UNITED KINGDOM -- 7.1%
  UBS (2)                                                      8.000%   01/08/07       590,000       1,066,148
  Lloyds Bank PlC                                              7.750%   06/18/07        90,000         162,560
  United Kingdom Treasury Bond                                 8.500%   07/16/07       580,000       1,162,849
                                                                                                 -------------
                                                                                                     2,391,557
                                                                                                 -------------
Total Foreign Bonds
  (Cost $20,649,233)                                                                                20,294,878
                                                                                                 -------------
UNITED STATES -- 32.2%
SUPRANATURAL -- 0.5%
  International Bank for Reconstruction and Development
    (Cost $169,164)                                            9.750%   01/23/16       125,000         168,394
                                                                                                 -------------
CORPORATE OBLIGATIONS -- 1.2%
  General Electric Capital
    (Cost $407,177)                                            8.125%   02/23/07       365,000         407,539
                                                                                                 -------------
ASSET BACKED OBLIGATIONS -- 8.2%
  American Express Credit Account Master Trust Series 1997-1   6.400%   04/15/05       950,000         969,627
  Capital One Master Trust Series 1998-4, Class A              5.430%   01/15/07       500,000         493,970
  Citibank Credit Card Master Trust I, Series 1997-7, Class
    A                                                          6.350%   01/15/07       710,000         715,180
  Discover Card Master Trust 1 Series 1998-7 Class A           5.600%   05/16/06       500,000         494,050
  Premium Auto Trust Series: 1996-4, Series A, Class A3        6.200%   11/06/00        77,985          78,089
                                                                                                 -------------
Total Asset Backed
  (Cost $2,754,884)                                                                                  2,750,916
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Core Global Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------

US TREASURY NOTES -- 15.6%
  US Treasury Notes                                            7.125%   9/30/99      1,895,000   $   1,913,480
  US Treasury Notes                                            6.500%   5/31/01        830,000         852,566
  US Treasury Notes                                            6.250%   01/31/02       340,000         349,167
  US Treasury Notes                                            7.875%   11/15/04     1,040,000       1,164,476
  US Treasury Notes                                            7.000%   7/15/06        870,000         951,291
                                                                                                 -------------
Total U.S. Treasury Notes
  (Cost $5,255,849)                                                                                  5,230,980
                                                                                                 -------------
U.S. TREASURY BOND -- 6.7%
  U.S. Treasury Bond
    (Cost $2,266,475)                                          7.125%   02/15/23     1,970,000       2,265,500
                                                                                                 -------------
Total United States
  (Cost $10,853,549)                                                                                10,823,329
                                                                                                 -------------
TIME DEPOSITS -- 4.8%
UNITED KINGDOM -- 4.8%
  Halifax London (3)                                           2.500%   05/06/99       825,501         872,100
  Dresdner Bank London (4)                                     0.030%   05/06/99    90,203,550         755,319
                                                                                                 -------------
Total Time Deposits
  (Cost $1,629,593)                                                                                  1,627,419
                                                                                                 -------------
Total Investments 97.4%
  (Cost $33,132,375)                                                                             $  32,745,626
                                                                                                 -------------
OTHER ASSETS AND LIABLILITIES, NET -- 2.6%                                                             862,290
                                                                                                 -------------
Total Net Assets -- 100%
                                                                                                 $  33,607,916
                                                                                                 -------------
                                                                                                 -------------


(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS
     WITH AN AGGREGATE MARKET VALUE OF $2,237,494.
(3)  IN EURO
(4)  IN JAPANESE YEN


International Fixed Income Fund



---------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE      AMOUNT(1)         VALUE
---------------------------------------------------------------------------------------------------------------

FOREIGN BONDS -- 92.5%
BELGIUM -- 3.9%
  Kingdom of Belgium                                           7.250%   04/29/04        560,000   $     696,475
                                                                                                  -------------
CANADA -- 2.0%
  Government of Canada                                         7.000%   12/01/06        500,000         382,274
                                                                                                  -------------
DENMARK -- 14.8%
  Kingdom of Denmark                                           8.000%   05/15/03      3,200,000         531,513
  Kingdom of Denmark                                           8.000%   03/15/06      4,100,000         716,934
  Kingdom of Denmark                                           6.000%   11/15/09      2,150,000         350,133
  Nykredit Danmark                                             6.000%   10/01/29      3,900,000         543,765
  Realkredit Danmark                                           6.000%   10/01/29      3,900,000         548,812
                                                                                                  -------------
                                                                                                      2,691,157
                                                                                                  -------------
GERMANY -- 13.3%
  Federal Republic of Germany                                  4.500%   02/22/02        131,436         145,018
  LBW Finance NV                                               6.625%   08/20/03        900,000         549,910
  KFW International Finance                                    6.250%   10/15/03        613,550         725,616
  Federal Republic of Germany                                  6.250%   01/04/24        603,324         765,924
  Federal Republic of Germany                                  5.625%   01/04/28        187,082         220,464
                                                                                                  -------------
                                                                                                      2,406,932
                                                                                                  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE      AMOUNT(1)         VALUE
---------------------------------------------------------------------------------------------------------------
FRANCE -- 4.5%

  Treasury Note                                                4.500%   07/12/03        731,755   $     813,923
                                                                                                  -------------
GREECE -- 4.0%
  Hellenic Republic                                            8.600%   03/26/08    189,000,000         721,615
                                                                                                  -------------
ITALY -- 15.8%
  Istituto Mobiliare Italian Bank                              7.500%   12/10/01  1,300,000,000         785,904
  DSL Bank                                                     7.750%   05/27/02  1,100,000,000         664,983
  LKB Bad-Wurt Finance                                         7.800%   11/12/03    325,000,000         208,287
  Republic of Italy                                            9.500%   02/01/06        844,000       1,201,226
                                                                                                  -------------
                                                                                                      2,860,400
                                                                                                  -------------
JAPAN -- 14.3%
  European Investment Bank                                     3.000%   09/20/06     37,000,000         352,220
  International Bank for Reconstruction and Development        2.000%   02/18/08     90,000,000         804,233
  Federal National Mortgage Association                        1.750%   03/26/08     60,000,000         527,674
  Government of Japan                                          0.900%   12/22/08    115,000,000         911,564
                                                                                                  -------------
                                                                                                      2,595,691
                                                                                                  -------------
SPAIN -- 3.9%
  Kingdom of Spain (2)                                         8.000%   05/30/04        544,000         703,994
                                                                                                  -------------
SWEDEN -- 5.9%
  Kingdom of Sweden                                            5.000%   01/15/04      5,600,000         707,795
  Kingdom of Sweden                                            5.000%   01/28/09      2,800,000         353,520
                                                                                                  -------------
                                                                                                      1,061,315
                                                                                                  -------------
UNITED KINGDOM -- 10.1%
  UBS                                                          8.000%   01/08/07        575,000       1,039,043
  United Kingdom Treasury                                      8.500%   07/16/07        390,000         781,916
                                                                                                  -------------
                                                                                                      1,820,959
                                                                                                  -------------
Total Foreign Bonds -- 92.5%
  (Cost $17,150,920)
                                                                                                     16,754,735
                                                                                                  -------------
TIME DEPOSIT -- 4.0%
UNITED KINGDOM -- 4.0%
  Dresdner Bank London (3)                                     2.000%   05/06/99        160,978         170,065
  MGT London (4)                                               2.000%   05/06/99     65,057,498         544,756
                                                                                                  -------------
TOTAL TIME DEPOSITS
  (Cost $712,634)                                                                                       714,821
                                                                                                  -------------
TOTAL INVESTMENTS -- 96.5%
  (Cost $17,863,554)                                                                              $  17,469,556
                                                                                                  -------------
OTHER ASSETS AND LIABILITIES, NET -- 3.5%                                                               637,734
                                                                                                  -------------
TOTAL NET ASSETS -- 100.0%                                                                        $  18,107,290
                                                                                                  -------------
                                                                                                  -------------


(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $477,889.
(3)  IN JAPANESE YEN
(4)  IN EURO


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Emerging Markets Debt Fund, continued

Emerging Markets Debt Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUPON    MATURITY        FACE
DESCRIPTION                                                             RATE       DATE     AMOUNT/SHARES(1)      VALUE
---------------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS -- 80.9%
ARGENTINA -- 18.3%
  Republic of Argentina -- Warrants                                               02/25/00         21,200     $      63,600
  Republic of Argentina Pre 3                                            2.880%   09/01/02      4,250,000         3,962,625
  Argentina FRB                                                          5.938%   03/31/05     10,602,000         9,488,790
  Republic of Argentina                                                 11.000%   10/09/06      1,400,000         1,394,750
  Republic of Argentina Pro 1                                            2.830%   04/01/07      3,400,000         2,760,232
  Telefonica de Argentina REG S                                          9.125%   05/07/08      2,800,000         2,730,000
  Telefonica de Argentina 144A                                           9.125%   05/07/08        100,000            97,500
  Republic of Argentina                                                 11.750%   04/07/09      8,150,000         8,353,750
  Republic of Argentina                                                 12.125%   02/25/19     15,150,000        15,699,188
  Argentina PAR Series L                                                 6.000%   03/31/23     28,550,000        20,341,875
  Argentina Discount                                                     6.063%   03/31/23     17,600,000        13,222,000
                                                                                                              -------------
                                                                                                                 78,114,310
                                                                                                              -------------
BRAZIL -- 23.0%
  Republic of Brazil                                                    11.625%   04/15/04      4,600,000         4,450,500
  Brazil FRN Series EI-L                                                 5.875%   04/15/06     16,720,000        13,396,900
  Brazil -- NMB Series L                                                 5.938%   04/15/09     11,500,000         8,195,000
  Brazil DCB FRN -- Series L                                             5.938%   04/15/12     30,000,000        18,939,500
  Brazil C Bond PIK                                                      8.000%   04/15/14     48,767,424        34,015,278
  Brazil FRN Discount ZL                                                 5.875%   04/15/24     27,900,000        18,553,500
                                                                                                              -------------
                                                                                                                 97,550,678
                                                                                                              -------------
BULGARIA -- 1.8%
  Bulgaria IAB                                                           5.875%   07/28/11     12,000,000         8,130,000
                                                                                                              -------------
ECUADOR -- 4.1%
  Ecuador PDI                                                            6.000%   02/27/15     32,227,160        13,562,478
  Ecuador PAR REG                                                        4.000%   02/28/25      6,000,000         2,595,564
  Ecuador Discount FRN                                                   6.000%   02/28/25      2,000,000         1,048,936
                                                                                                              -------------
                                                                                                                 17,206,978
                                                                                                              -------------
IVORY COAST -- 2.8%
  Ivory Coast PDI (2)                                                    1.900%   03/29/18     75,854,987         3,420,706
  Ivory Coast FLIRB (2)                                                  2.000%   03/29/18    222,935,000         8,617,138
                                                                                                              -------------
                                                                                                                 12,037,844
                                                                                                              -------------
JORDAN -- 4.5%
  Jordan Par                                                             5.500%   12/23/23     31,250,000        19,140,625
                                                                                                              -------------
MEXICO -- 9.0%
  United Mexican States Warrants*                                                 06/30/03     12,691,000                --
  United Mexican States                                                  9.875%   01/15/07      1,700,000         1,787,125
  Petroleos Mexicano                                                     8.850%   09/15/07      2,500,000         2,390,625
  United Mexican States                                                 10.375%   02/17/09      7,300,000         7,820,125
  Petroleos Mexicano                                                     9.250%   03/30/18     17,250,000        16,128,750
  Mexico Discount Ser B                                                  5.875%   12/31/19      7,500,000         6,392,033
  Mexico Par                                                             6.250%   12/31/19      4,300,000         3,601,702
                                                                                                              -------------
                                                                                                                 38,120,360
                                                                                                              -------------
NIGERIA -- 4.7%
  Nigeria Par                                                            6.250%   11/15/20     30,000,000        19,950,000
  Nigeria Warrants*                                                               11/15/20         28,000                --
                                                                                                              -------------
                                                                                                                 19,950,000
                                                                                                              -------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUPON    MATURITY        FACE
DESCRIPTION                                                             RATE       DATE     AMOUNT/SHARES(1)      VALUE
---------------------------------------------------------------------------------------------------------------------------

PERU -- 4.2%
  Peru PDI                                                               4.500%   03/07/17      2,040,000     $   1,374,299
  Peru-FLIRB                                                             3.750%   03/07/17     26,550,000        16,328,250
                                                                                                              -------------
                                                                                                                 17,702,549
                                                                                                              -------------
PHILIPPINES -- 1.8%
  Republic of Philippines                                                9.875%   01/15/19      7,100,000         7,419,500
                                                                                                              -------------
RUSSIA -- 2.1%
  Russian Federation                                                     8.750%   07/24/05     16,100,000         6,153,420
  Russia IAN 144A FRN                                                    5.968%   12/15/15        449,432            32,584
  Russian Federation                                                    11.000%   07/24/18      7,000,000         2,730,000
                                                                                                              -------------
                                                                                                                  8,916,004
                                                                                                              -------------
VENEZUELA -- 4.6%
  Venezuela DCB                                                          5.938%   12/18/07     24,642,775        19,745,023
  Venezuela Warrants*                                                             04/18/20          5,355                --
                                                                                                              -------------
                                                                                                                 19,745,023
                                                                                                              -------------
TOTAL FOREIGN BONDS
  (Cost $389,864,488)                                                                                           344,033,871
                                                                                                              -------------
LOAN PARTICIPATIONS -- 10.2% (3)
ALGERIA -- 1.5%
  Algeria Tranche A FRN (Chase Manhattan)                                0.000%   04/03/00      6,864,243         6,143,496
                                                                                                              -------------
MOROCCO -- 4.4%
  Morocco FRN `A`                                                        6.063%   01/01/09     22,700,000        18,557,250
                                                                                                              -------------
RUSSIA -- 4.3%
  Russia-Principal loan FRN (4)                                          5.969%   12/15/20    258,700,000        18,432,374
                                                                                                              -------------
Total Loan Participations
  (Cost $44,387,656)                                                                                             43,133,120
                                                                                                              -------------
Total Investments -- 91.1%
  (Cost $434,252,144)                                                                                         $ 387,166,991
                                                                                                              -------------
OTHER ASSETS AND LIABILITIES, NET -- 8.9%                                                                        37,935,087
                                                                                                              -------------
Total Net Assets -- 100.0%                                                                                    $ 425,102,078
                                                                                                              -------------
                                                                                                              -------------


DCB    DEBT CONVERTIBLE BOND
FLIRB  FRONT LOADED INTEREST REDUCTION BOND
FRB    FLOATING RATE BOND
FRN FLOATING RATE NOTE. THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON APRIL 30, 1999.
IAB    INTEREST ARREARS BOND
IAN    INTEREST ARREARS NOTE
PDI    PAST DUE INCOME
PIK    PAYMENT IN KIND
(1)    IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2)    IN FRENCH FRANCS.
(3) PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY.
(4)    PORTION OF INCOME EARNED IS CAPITALIZED AS RUSSIAN INTEREST IN ARREARS
       NOTES.
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. *NON-INCOME PRODUCING SECURITY.

                     (THIS PAGE LEFT BLANK INTENTIONALLY.)

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

                                     --------------   --------------   ------------   ------------   ------------   -----------
                                                                        SHORT-TERM     SHORT-TERM
                                       MUNICIPAL          FIXED         MUNICIPAL        FIXED        HIGH YIELD      SMALLER
                                          BOND            INCOME           BOND          INCOME          BOND        COMPANIES
                                          FUND             FUND            FUND           FUND           FUND          FUND
                                     --------------   --------------   ------------   ------------   ------------   -----------

ASSETS
  Investment at Value(1)             $  687,721,192   $1,245,959,097   $ 94,647,154   $ 25,663,838   $324,624,755   $ 6,297,246
  Cash                                           --          569,379         19,154         26,177     10,904,715       158,154
  Foreign Currency(1)                            --               --             --             --             --            --
  Receivable for Securities Sold                 --       53,836,380             --        341,740      9,884,792       100,773
  Receivable for Capital Shares
    Issued                                  558,340          958,998             --             --        207,063            74
  Dividend and Interest Receivable       10,419,918       16,089,935      1,373,951        302,056      6,637,752         1,505
  Receivable for Foreign Taxes
    Withheld                                     --               --             --             --          8,457            --
  Unrealized Appreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Prepaid Expenses and Other Assets              --               --             --             --             --            --
  Due from Adviser                               --               --         28,329         18,575             --        27,228
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Assets                         $  698,699,450   $1,317,413,789   $ 96,068,588   $ 26,352,386   $352,267,534   $ 6,584,980
                                     --------------   --------------   ------------   ------------   ------------   -----------
LIABILITIES
  Due to Adviser                     $      194,249   $      436,609   $         --   $         --   $    109,911   $        --
  Due to Administrator                      120,518          208,661         14,962          9,468         44,240         6,440
  Due to Custodian                          906,631               --             --             --             --            --
  Payable for Securities Purchased           50,159       58,308,827         76,218        847,777     21,259,334        20,617
  Payable for Capital Shares
    Redeemed                                559,269          137,610             --             --         10,000            --
  Dividend Payable                        2,462,158        6,227,408        273,290        127,235      2,445,550            --
  Unrealized Depreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Accrued Expenses and Other
    Liabilities                             555,902          539,751          1,676         12,724         26,870         5,871
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Liabilities                    $    4,848,886   $   65,858,866   $    366,146   $    997,204   $ 23,895,905   $    32,928
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets                           $  693,850,564   $1,251,554,923   $ 95,702,442   $ 25,355,182   $328,371,629   $ 6,552,052
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
SHARES OUTSTANDING AT APRIL 30,
  1999
  Institutional Shares                   61,481,364      118,705,629      9,206,670      2,523,203     33,411,693       453,545
  Service Shares                            470,659          248,632         32,121             --        651,352        41,695
NET ASSET VALUE PER SHARE AT APRIL
  30, 1999
  Institutional Shares               $        11.20   $        10.52   $      10.36   $      10.05   $       9.64   $     13.24
  Service Shares                     $        11.20   $        10.52   $      10.35            n/a   $       9.64   $     13.17
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $  676,234,348   $1,240,919,028   $ 94,834,517   $ 25,330,095   $318,431,212   $ 5,159,849
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                   5,180,230        2,337,555        329,060             --      6,259,698       601,958
  Undistributed Net Investment
    Income (Loss)                           (11,640)         (56,577)         7,134         (5,696)       443,798       (23,640)
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions          (193,570)       2,247,994       (111,878)        (2,959)    (6,633,960)      (19,280)
  Net Unrealized Appreciation
    (Depreciation) on Investments        12,641,196        6,106,923        643,609         33,742      9,870,881       833,165
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies, Forward Currency
    Contracts and Other Assets and
    Liabilities Denominated in
    Foreign Currencies                           --               --             --             --             --            --
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets, April 30, 1999           $  693,850,564   $1,251,554,923   $ 95,702,442   $ 25,355,182   $328,371,629   $ 6,552,052
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
(1)    COST OF INVESTMENTS AND
  CURRENCY                              Investments         Currency
                                     --------------   --------------
      Municipal Bond Fund            $  675,079,996         $     --
      Fixed Income Fund               1,239,852,174               --
      Short-Term Municipal Bond
        Fund                             94,003,545               --
      Short-Term Fixed Income Fund       25,630,096               --
      High-Yield Bond Fund              314,753,874               --
      Smaller Companies Fund              5,464,081               --
      Microcap Fund                      15,358,657               --
      International Select Equity
        Fund                              6,066,693           39,057
      European Equity Growth Fund        40,690,533               --
      International Small Cap
        Equity Fund                      19,525,489          862,598
      European Small Cap Equity
        Fund                              2,135,876               --
      Emerging Markets Equity Fund      121,428,080        4,828,057
      Global Fixed Income Fund           55,636,733            2,884
      Core Global Fixed Income Fund      33,132,375               --
      International Fixed Income
        Fund                             17,863,354           42,892
      Emerging Markets Debt Fund        434,252,144            9,552

(2) AS OF APRIL 30, 1999, EMERGING MARKETS EQUITY FUND HELD $640,839 OF MALAYSIAN RINGGIT WHICH WAS FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


                                     ------------   --------------   -------------   -------------   ------------
                                                    INTERNATIONAL                    INTERNATIONAL     EUROPEAN
                                                        SELECT         EUROPEAN        SMALL CAP      SMALL CAP
                                       MICROCAP         EQUITY       EQUITY GROWTH      EQUITY          EQUITY
                                         FUND            FUND            FUND            FUND            FUND
                                     ------------   --------------   -------------   -------------   ------------

ASSETS
  Investment at Value(1)             $ 16,091,966    $ 7,047,779      $49,013,895     $ 22,767,054   $  2,485,270
  Cash                                         --             --          353,573        2,889,963         96,840
  Foreign Currency(1)                          --         39,868               --          862,580             --
  Receivable for Securities Sold          771,130      1,013,245        1,140,045        6,346,245         84,604
  Receivable for Capital Shares
    Issued                                     --             --               --               --             --
  Dividend and Interest Receivable          1,305         16,087          120,398           68,840          7,077
  Receivable for Foreign Taxes
    Withheld                                   --          6,361           75,181           30,267          3,021
  Unrealized Appreciation on
    Forward Currency Contracts                 --             --               --               --             --
  Prepaid Expenses and Other Assets            --             --               --               --             --
  Due from Adviser                         13,164         26,796               --            4,583         23,210
                                     ------------   --------------   -------------   -------------   ------------
Total Assets                         $ 16,877,565    $ 8,150,136      $50,703,092     $ 32,969,532   $  2,700,022
                                     ------------   --------------   -------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $         --    $        --      $     4,921     $         --   $         --
  Due to Administrator                     11,006          5,831           20,504           14,642          4,779
  Due to Custodian                        298,913        250,210               --           22,951         11,842
  Payable for Securities Purchased        467,662        850,549          841,956        3,465,227         40,578
  Payable for Capital Shares
    Redeemed                                   --             --               --        6,182,116             --
  Dividend Payable                             --             --               --               --             --
  Unrealized Depreciation on
    Forward Currency Contracts                 --             --               --               --             --
  Accrued Expenses and Other
    Liabilities                             8,955          8,386           10,068           14,264         10,085
                                     ------------   --------------   -------------   -------------   ------------
Total Liabilities                    $    786,536    $ 1,114,976      $   877,449     $  9,699,200   $     67,284
                                     ------------   --------------   -------------   -------------   ------------
Net Assets                           $ 16,091,029    $ 7,035,160      $49,825,643     $ 23,270,332   $  2,632,738
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------
SHARES OUTSTANDING AT APRIL 30,
  1999
  Institutional Shares                  1,114,732        458,650        3,700,542        2,176,553      2,546,412
  Service Shares                           58,695             --               --               --             --
NET ASSET VALUE PER SHARE AT APRIL
  30, 1999
  Institutional Shares               $      13.71    $     15.34      $     13.46     $      10.69   $       1.03
  Service Shares                     $      13.69            n/a              n/a              n/a            n/a
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $ 14,152,603    $ 4,816,058      $37,732,326     $ 22,727,792   $  1,995,471
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                   896,621             --               --               --             --
  Undistributed Net Investment
    Income (Loss)                         (88,183)        74,657           32,970          633,588         16,455
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions         396,679      1,162,284        3,741,121       (3,332,344)       271,993
  Net Unrealized Appreciation
    (Depreciation) on Investments         733,309        981,086        8,323,362        3,241,565        349,394
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies, Forward Currency
    Contracts and Other Assets and
    Liabilities Denominated in
    Foreign Currencies                         --          1,075           (4,136)            (269)          (575)
                                     ------------   --------------   -------------   -------------   ------------
Net Assets, April 30, 1999           $ 16,091,029    $ 7,035,160      $49,825,643     $ 23,270,332   $  2,632,738
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------


                                     --------------     ------------   ------------   -------------   ------------
                                        EMERGING           GLOBAL          CORE       INTERNATIONAL     EMERGING
                                        MARKETS            FIXED       GLOBAL FIXED       FIXED         MARKETS
                                         EQUITY            INCOME         INCOME         INCOME           DEBT
                                          FUND              FUND           FUND           FUND            FUND
                                     --------------     ------------   ------------   -------------   ------------

ASSETS
  Investment at Value(1)             $  128,510,996     $ 55,042,526   $ 32,745,626    $ 17,469,556   $387,166,991
  Cash                                    6,877,358(2)     1,325,214         58,227         149,091     28,279,191
  Foreign Currency(1)                     4,909,634               --             --          42,892         10,363
  Receivable for Securities Sold          4,800,716        2,719,554      1,437,656              --     66,348,132
  Receivable for Capital Shares
    Issued                                       --              651             --              --             --
  Dividend and Interest Receivable          332,075        1,031,457        575,287         358,262      6,996,587
  Receivable for Foreign Taxes
    Withheld                                  2,879            7,156          4,604             256             --
  Unrealized Appreciation on
    Forward Currency Contracts                1,995          192,747        185,079         155,526         57,057
  Prepaid Expenses and Other Assets          54,698               --             --              --             --
  Due from Adviser                           23,194            3,181            558          23,985             --
                                     --------------     ------------   ------------   -------------   ------------
Total Assets                         $  145,513,545     $ 60,322,486   $ 35,007,037    $ 18,199,568   $488,858,321
                                     --------------     ------------   ------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $           --     $         --   $         --    $         --   $    226,800
  Due to Administrator                       29,234           19,552         12,217          15,199         97,448
  Due to Custodian                               --               --          4,725           4,860             --
  Payable for Securities Purchased       11,661,343        2,676,477      1,262,310              --     47,942,415
  Payable for Capital Shares
    Redeemed                                     --               --             --              --     15,477,859
  Dividend Payable                               --               --             --              --             --
  Unrealized Depreciation on
    Forward Currency Contracts               81,428          321,434        106,651          61,634             --
  Accrued Expenses and Other
    Liabilities                              52,927           25,648         13,218          10,585         11,721
                                     --------------     ------------   ------------   -------------   ------------
Total Liabilities                    $   11,824,932     $  3,043,111   $  1,399,121    $     92,278   $ 63,756,243
                                     --------------     ------------   ------------   -------------   ------------
Net Assets                           $  133,688,613     $ 57,279,375   $ 33,607,916    $ 18,107,290   $425,102,078
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------
SHARES OUTSTANDING AT APRIL 30,
  1999
  Institutional Shares                   21,084,365        5,857,645      3,332,153       1,855,111     76,879,547
  Service Shares                                 --               --             --              --          1,934
NET ASSET VALUE PER SHARE AT APRIL
  30, 1999
  Institutional Shares               $         6.34     $       9.78   $      10.09    $       9.76   $       5.53
  Service Shares                                n/a              n/a            n/a             n/a   $       5.53
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $  150,857,179     $ 57,175,726   $ 33,479,214    $ 17,791,697   $486,247,473
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                          --               --             --              --        176,218
  Undistributed Net Investment
    Income (Loss)                           227,696        1,080,386         44,488         207,150     87,514,292
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions       (24,471,311)        (216,044)       411,565         433,418   (101,693,520)
  Net Unrealized Appreciation
    (Depreciation) on Investments         7,082,916         (594,207)      (386,749)       (393,998)   (47,085,153)
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies, Forward Currency
    Contracts and Other Assets and
    Liabilities Denominated in
    Foreign Currencies                       (7,867)        (166,486)        59,398          69,023        (57,232)
                                     --------------     ------------   ------------   -------------   ------------
Net Assets, April 30, 1999           $  133,688,613     $ 57,279,375   $ 33,607,916    $ 18,107,290   $425,102,078
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999 (UNAUDITED)

                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                                                            SHORT-TERM    SHORT-TERM        HIGH
                               MUNICIPAL        FIXED        MUNICIPAL       FIXED          YIELD         SMALLER
                                  BOND          INCOME         BOND         INCOME          BOND         COMPANIES       MICROCAP
                                  FUND           FUND          FUND          FUND           FUND            FUND           FUND
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------

INVESTMENT INCOME:
  Interest                    $ 15,562,756   $ 41,098,301   $1,522,496    $  778,747    $   9,558,465   $     3,751    $     11,383
  Dividends                             --             --           --            --               --        10,583          13,032
  Less: Foreign Taxes
    Withheld                            --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Investment Income       15,562,756     41,098,301    1,522,496       778,747        9,558,465        14,334          24,415
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
EXPENSES:
  Investment Advisory Fees       1,263,537      2,499,774      144,930        47,822          410,403        30,479         118,222
  Administration Fee               379,061        749,932       43,479        14,347           98,504         6,705          17,339
  Registration & Filing Fees        78,373        200,272        3,439         2,172           10,498           905           2,172
  Custody Fee                       38,379         77,591       13,083         8,143           30,702        22,466          15,064
  Professional Fees                 15,566         15,566       15,566        15,566           15,566        15,566          15,566
  Printing Fees                     11,222         11,222       11,222        11,222           11,222        11,222          11,222
  Servicing Plan Fee (1)             6,570          2,726          509            --              543           833           1,133
  Trustees Fee                       3,982          3,813        3,982         3,982            3,982         3,982           3,982
  Miscellaneous                     17,557         34,692        6,697         6,516           10,262         6,335           6,516
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Expenses                 1,814,247      3,595,588      242,907       109,770          591,682        98,493         191,216
  Less: Expenses Absorbed by
    Adviser                        (76,883)      (158,367)     (44,705)      (44,014)         (55,462)      (60,519)        (73,918)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Net Expenses                   1,737,364      3,437,221      198,202        65,756          536,220        37,974         117,298
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)    13,825,392     37,661,080    1,324,294       712,991        9,022,245       (23,640)        (92,883)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions       (164,272)     2,499,832      (25,621)       (2,956)      (2,791,139)      105,405       1,699,771
    Foreign Currency
      Transactions                      --             --           --            --               --            --              --
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                 (3,016,575)   (25,129,377)     (37,944)     (154,729)      17,624,288       969,204       3,480,339
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                        --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions      (3,180,847)   (22,629,545)     (63,565)     (157,685)      14,833,149     1,074,609       5,180,110
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                $ 10,644,545   $ 15,031,535   $1,260,729    $  555,306    $  23,855,394   $ 1,050,969    $  5,087,227
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------

(1)  APPLICABLE TO SERVICE SHARES ONLY.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              --------------   -----------   -------------   ------------   -------------   -----------
                              INTERNATIONAL     EUROPEAN     INTERNATIONAL     EUROPEAN       EMERGING        GLOBAL
                                  SELECT         EQUITY        SMALL CAP      SMALL CAP        MARKETS         FIXED
                                  EQUITY         GROWTH         EQUITY          EQUITY         EQUITY         INCOME
                                   FUND           FUND           FUND            FUND           FUND           FUND
                              --------------   -----------   -------------   ------------   -------------   -----------

INVESTMENT INCOME:
  Interest                      $    6,221     $    15,538    $    15,177    $       595    $      81,462   $ 2,140,432
  Dividends                         36,167         337,753        208,077         22,036          755,235            --
  Less: Foreign Taxes
    Withheld                        (5,259)        (45,001)       (20,502)            --          (53,525)      (15,679)
                              --------------   -----------   -------------   ------------   -------------   -----------
  Total Investment Income           37,129         308,290        202,752         22,631          783,172     2,124,753
                              --------------   -----------   -------------   ------------   -------------   -----------
EXPENSES:
  Investment Advisory Fees          21,609         168,484        130,852         12,905          315,405       142,582
  Administration Fee                 9,261          72,207         39,256          3,872           94,576        71,291
  Registration & Filing Fees           724           5,973          5,973          1,267           14,299        12,851
  Custody Fee                       28,219          53,352         42,523         34,828          128,729        27,086
  Professional Fees                 15,566          15,566         15,566         15,566           15,566        15,566
  Printing Fees                     11,222          11,222         11,222         11,222           11,222        11,222
  Servicing Plan Fee (1)                --              --             --             --               --            --
  Trustees Fee                       3,982           3,982          3,982          3,982            3,982         3,982
  Miscellaneous                      6,083           7,873          7,079          6,263            9,747         7,964
                              --------------   -----------   -------------   ------------   -------------   -----------
  Total Expenses                    96,666         338,659        256,453         89,905          593,526       292,544
  Less: Expenses Absorbed by
    Adviser                        (69,135)       (121,223)       (92,868)       (73,774)        (199,269)     (121,446)
                              --------------   -----------   -------------   ------------   -------------   -----------
  Net Expenses                      27,531         217,436        163,585         16,131          394,257       171,098
                              --------------   -----------   -------------   ------------   -------------   -----------
NET INVESTMENT INCOME (LOSS)         9,598          90,854         39,167          6,500          388,915     1,953,655
                              --------------   -----------   -------------   ------------   -------------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions      1,239,095       3,803,664      1,421,570         94,377       (4,386,394)     (214,660)
    Foreign Currency
      Transactions                 (76,754)        (62,051)      (514,059)        (3,709)        (229,527)         (466)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                    632,486       1,292,354      3,523,664        170,027       22,343,176    (3,389,870)
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                    70,802          (6,555)       571,763            145          454,913      (280,623)
                              --------------   -----------   -------------   ------------   -------------   -----------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions       1,865,629       5,027,412      5,002,938        260,840       18,182,168    (3,885,619)
                              --------------   -----------   -------------   ------------   -------------   -----------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                  $1,875,227     $ 5,118,266    $ 5,042,105    $   267,340    $  18,571,083   $(1,931,964)
                              --------------   -----------   -------------   ------------   -------------   -----------
                              --------------   -----------   -------------   ------------   -------------   -----------


                              -------------   -------------   -------------
                                  CORE        INTERNATIONAL     EMERGING
                              GLOBAL FIXED        FIXED          MARKETS
                                 INCOME          INCOME           DEBT
                                  FUND            FUND            FUND
                              -------------   -------------   -------------

INVESTMENT INCOME:
  Interest                     $   734,726     $  381,754     $ 113,299,282
  Dividends                             --             --                --
  Less: Foreign Taxes
    Withheld                        (8,964)        (4,818)         (154,306)
                              -------------   -------------   -------------
  Total Investment Income          725,762        376,936       113,144,976
                              -------------   -------------   -------------
EXPENSES:
  Investment Advisory Fees          82,041         47,116         1,188,314
  Administration Fee                41,020         23,557           297,058
  Registration & Filing Fees         3,439          3,620            19,188
  Custody Fee                       18,899         20,416            51,418
  Professional Fees                 15,566         15,566            15,567
  Printing Fees                     11,222         11,222            11,312
  Servicing Plan Fee (1)                --             --                17
  Trustees Fee                       3,982          3,982             2,896
  Miscellaneous                      6,697          6,697             8,688
                              -------------   -------------   -------------
  Total Expenses                   182,866        132,176         1,594,458
  Less: Expenses Absorbed by
    Adviser                        (92,621)       (80,350)         (402,931)
                              -------------   -------------   -------------
  Net Expenses                      90,245         51,826         1,191,527
                              -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)       635,517        325,110       111,953,449
                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions        316,732        210,831       (40,148,888)
    Foreign Currency
      Transactions                  94,827        224,529           729,895
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                 (1,825,420)    (1,495,078)      (44,906,712)
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                  (295,145)        83,267           212,976
                              -------------   -------------   -------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions      (1,709,006)      (976,451)      (84,112,729)
                              -------------   -------------   -------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                 $(1,073,489)    $ (651,341)    $  27,840,720
                              -------------   -------------   -------------
                              -------------   -------------   -------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED) AND THE YEAR/PERIOD ENDED OCTOBER 31, 1998

                                          ------------------------------   ---------------------------------
                                                    MUNICIPAL                            FIXED
                                                       BOND                             INCOME
                                                       FUND                              FUND
                                          ------------------------------   ---------------------------------
                                              1999             1998             1999              1998
                                          -------------   --------------   ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)            $  13,825,392   $   22,347,559   $    37,661,080   $    72,163,924
  Net realized gain (loss) on
    investments                                (164,272)       2,514,786         2,499,832        19,843,425
  Net realized (loss) on foreign
    currency transactions                            --               --                --                --
  Net change in unrealized appreciation
    (depreciation) on investments            (3,016,575)       4,590,771       (25,129,377)        3,157,301
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                         --               --                --                --
                                          -------------   --------------   ---------------   ---------------
  Net increase (decrease) in net assets
    from operations                          10,644,545       29,453,116        15,031,535        95,164,650
                                          -------------   --------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                    (13,719,986)     (22,320,826)      (37,568,583)      (72,511,714)
    Service Shares                             (108,265)         (73,052)          (63,101)          (29,385)
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                     (2,515,971)        (105,558)      (19,756,357)       (8,583,217)
    Service Shares                              (22,717)             (91)          (39,013)           (9,380)
                                          -------------   --------------   ---------------   ---------------
    Total Distributions                     (16,366,939)     (22,499,527)      (57,427,054)      (81,133,696)
                                          -------------   --------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued               198,641,558      298,011,029       151,311,780       414,156,559
  Shares issued in lieu of cash
    distributions                            11,463,760       16,860,415        42,264,887        65,825,126
  Cost of shares repurchased                (86,593,023)    (112,406,600)     (165,553,005)     (333,768,618)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in net assets from
    Institutional Share transactions        123,512,295      202,464,844        28,023,662       146,213,067
                                          -------------   --------------   ---------------   ---------------
SERVICE SHARES:
  Proceeds from shares issued                 1,032,470        5,062,392         1,912,732         1,544,700
  Shares issued in lieu of cash
    distributions                                91,664           25,205            86,015            18,511
  Cost of shares repurchased                   (932,736)        (289,765)         (819,683)         (180,516)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in net assets from
    Service Share transactions                  191,398        4,797,832         1,179,064         1,382,695
                                          -------------   --------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                 123,703,693      207,262,676        29,202,726       147,595,762
                                          -------------   --------------   ---------------   ---------------
  Total Increase (Decrease) in Net
    Assets                                  117,981,299      214,216,265       (13,192,793)      161,626,716
                                          -------------   --------------   ---------------   ---------------
NET ASSETS:
    Beginning of Period                     575,869,265      361,653,000     1,264,747,716     1,103,121,000
                                          -------------   --------------   ---------------   ---------------
    End of Period                         $ 693,850,564   $  575,869,265   $ 1,251,554,923   $ 1,264,747,716
                                          -------------   --------------   ---------------   ---------------
                                          -------------   --------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                              17,655,119       26,295,860        14,161,361        38,319,732
  Shares issued in lieu of cash
    distributions                             1,018,640        1,655,100         3,933,610         6,099,421
  Shares repurchased                         (7,701,680)     (10,011,191)      (15,470,255)      (30,901,519)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                             10,972,079       17,939,769         2,624,716        13,517,634
                                          -------------   --------------   ---------------   ---------------
                                          -------------   --------------   ---------------   ---------------
SERVICE SHARES:
  Shares issued                                  91,842          457,659           177,500           156,664
  Shares issued in lieu of cash
    distributions                                 8,144            3,435             6,907               779
  Shares repurchased                            (82,972)         (25,796)          (76,628)          (16,591)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in capital shares
    from Service Share transactions              17,014          435,298           107,779           140,852
                                          -------------   --------------   ---------------   ---------------
                                          -------------   --------------   ---------------   ---------------


                                          ----------------------------   ----------------------------

                                                   SHORT-TERM                     SHORT-TERM
                                                   MUNICIPAL                        FIXED
                                                      BOND                          INCOME
                                                      FUND                           FUND
                                          ----------------------------   ----------------------------

                                              1999            1998           1999           1998
                                          -------------   ------------   ------------   -------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)            $   1,324,294   $  1,498,569   $    712,991   $     995,510
  Net realized gain (loss) on
    investments                                 (25,621)       (77,366)        (2,956)         47,847
  Net realized (loss) on foreign
    currency transactions                            --             --             --              --
  Net change in unrealized appreciation
    (depreciation) on investments               (37,944)       399,553       (154,729)         76,471
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                         --             --             --              --
                                          -------------   ------------   ------------   -------------
  Net increase (decrease) in net assets
    from operations                           1,260,729      1,820,756        555,306       1,119,828
                                          -------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                     (1,310,437)    (1,476,764)      (713,363)       (999,506)
    Service Shares                               (6,723)       (15,539)            --              --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                             --         (9,024)       (37,118)             --
    Service Shares                                   --            (78)            --              --
                                          -------------   ------------   ------------   -------------
    Total Distributions                      (1,317,160)    (1,501,405)      (750,481)       (999,506)
                                          -------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                61,954,611     41,593,860      8,712,213      19,499,507
  Shares issued in lieu of cash
    distributions                               920,369      1,357,362        158,866         146,897
  Cost of shares repurchased                (21,818,084)    (8,847,655)    (3,522,180)    (16,648,268)
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Institutional Share transactions         41,056,896     34,103,567      5,348,899       2,998,136
                                          -------------   ------------   ------------   -------------
SERVICE SHARES:
  Proceeds from shares issued                   273,155        495,386             --              --
  Shares issued in lieu of cash
    distributions                                 3,609         14,360             --              --
  Cost of shares repurchased                   (380,458)       (76,993)            --              --
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Service Share transactions                 (103,694)       432,753             --              --
                                          -------------   ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                  40,953,202     34,536,320      5,348,899       2,998,136
                                          -------------   ------------   ------------   -------------
  Total Increase (Decrease) in Net
    Assets                                   40,896,771     34,855,671      5,153,724       3,118,458
                                          -------------   ------------   ------------   -------------
NET ASSETS:
    Beginning of Period                      54,805,671     19,950,000     20,201,458      17,083,000
                                          -------------   ------------   ------------   -------------
    End of Period                         $  95,702,442   $ 54,805,671   $ 25,355,182   $  20,201,458
                                          -------------   ------------   ------------   -------------
                                          -------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                               5,976,571      4,029,505        863,410       1,926,561
  Shares issued in lieu of cash
    distributions                                88,764        131,472         17,917          16,378
  Shares repurchased                         (2,103,590)      (857,405)      (349,659)     (1,646,203)
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                              3,961,745      3,303,572        531,668         296,736
                                          -------------   ------------   ------------   -------------
                                          -------------   ------------   ------------   -------------
SERVICE SHARES:
  Shares issued                                  26,340         48,160             --              --
  Shares issued in lieu of cash
    distributions                                   348          1,391             --              --
  Shares repurchased                            (36,651)        (7,465)            --              --
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Service Share transactions              (9,963)        42,086             --              --
                                          -------------   ------------   ------------   -------------
                                          -------------   ------------   ------------   -------------

(1)  HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                         ----------------------------  --------------------------
                                                     HIGH
                                                    YIELD                       SMALLER
                                                     BOND                      COMPANIES
                                                   FUND (1)                       FUND
                                         ----------------------------  --------------------------
                                             1999           1998           1999          1998
                                         -------------  -------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $   9,022,245  $   3,300,186  $    (23,640) $     16,055
  Net realized gain (loss) on
    investments                             (2,791,139)    (3,842,821)      105,405      (112,049)
  Net realized (loss) on foreign
    currency transactions                           --             --            --            --
  Net change in unrealized appreciation
    (depreciation) on investments           17,624,288     (7,753,407)      969,204      (983,039)
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                        --             --            --            --
                                         -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets
    from operations                         23,855,394     (8,296,042)    1,050,969    (1,079,033)
                                         -------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                    (8,554,579)    (3,304,955)      (13,875)           --
    Service Shares                             (23,868)          (120)       (2,180)           --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                            --             --            --      (671,791)
    Service Shares                                  --             --            --          (714)
                                         -------------  -------------  ------------  ------------
    Total Distributions                     (8,578,447)    (3,305,075)      (16,055)     (672,505)
                                         -------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued              216,156,130    126,862,208     1,029,091       993,107
  Shares issued in lieu of cash
    distributions                            6,069,954      3,191,531            --       671,184
  Cost of shares repurchased                (8,078,890)   (25,764,832)     (791,741)   (1,102,195)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Institutional Share transactions       214,147,194    104,288,907       237,350       562,096
                                         -------------  -------------  ------------  ------------
SERVICE SHARES:
  Proceeds from shares issued                6,209,036         81,115       599,893     1,426,709
  Shares issued in lieu of cash
    distributions                               15,271            124            --           123
  Cost of shares repurchased                   (45,848)            --    (1,051,109)     (236,386)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Service Share transactions               6,178,459         81,239      (451,216)    1,190,446
                                         -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                220,325,653    104,370,146      (213,866)    1,752,542
                                         -------------  -------------  ------------  ------------
  Total Increase (Decrease) in Net
    Assets                                 235,602,600     92,769,029       821,048         1,004
                                         -------------  -------------  ------------  ------------
NET ASSETS:
    Beginning of Period                     92,769,029             --     5,731,004     5,730,000
                                         -------------  -------------  ------------  ------------
    End of Period                        $ 328,371,629  $  92,769,029  $  6,552,052  $  5,731,004
                                         -------------  -------------  ------------  ------------
                                         -------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                             22,994,482     12,869,157        83,630        78,159
  Shares issued in lieu of cash
    distributions                              656,045        347,270            --        53,523
  Shares repurchased                          (874,850)    (2,580,410)      (52,162)      (98,460)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                            22,775,677     10,636,017        31,468        33,222
                                         -------------  -------------  ------------  ------------
                                         -------------  -------------  ------------  ------------
SERVICE SHARES:
  Shares issued                                645,272          9,330         7,483       111,719
  Shares issued in lieu of cash
    distributions                                1,655             14            --            10
  Shares repurchased                            (4,919)            --       (54,954)      (22,987)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Service Share transactions            642,008          9,344       (47,471)       88,742
                                         -------------  -------------  ------------  ------------
                                         -------------  -------------  ------------  ------------


                                         --------------------------  ------------------------

                                                                          INTERNATIONAL
                                                                              SELECT
                                                  MICROCAP                    EQUITY
                                                    FUND                       FUND
                                         --------------------------  ------------------------

                                             1999          1998         1999         1998
                                         ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $    (92,883) $    (70,160) $     9,598  $    49,676
  Net realized gain (loss) on
    investments                             1,699,771    (1,303,092)   1,239,095      331,027
  Net realized (loss) on foreign
    currency transactions                          --            --      (76,754)      59,364
  Net change in unrealized appreciation
    (depreciation) on investments           3,480,339    (3,151,030)     632,486       98,600
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                       --            --       70,802      (80,727)
                                         ------------  ------------  -----------  -----------
  Net increase (decrease) in net assets
    from operations                         5,087,227    (4,524,282)   1,875,227      457,940
                                         ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                           --            --      (33,758)     (99,273)
    Service Shares                                 --            --           --           --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                           --      (129,704)    (300,607)    (165,498)
    Service Shares                                 --        (3,729)          --           --
                                         ------------  ------------  -----------  -----------
    Total Distributions                            --      (133,433)    (334,365)    (264,771)
                                         ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued               2,333,640    18,023,858      144,775        7,298
  Shares issued in lieu of cash
    distributions                                  --       128,979      334,363      264,769
  Cost of shares repurchased               (6,212,858)   (2,784,723)    (403,705)        (371)
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in net assets from
    Institutional Share transactions       (3,879,218)   15,368,114       75,433      271,696
                                         ------------  ------------  -----------  -----------
SERVICE SHARES:
  Proceeds from shares issued                  46,338     2,163,562           --           --
  Shares issued in lieu of cash
    distributions                                  --         3,630           --           --
  Cost of shares repurchased                 (562,650)     (764,259)          --           --
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in net assets from
    Service Share transactions               (516,312)    1,402,933           --           --
                                         ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                (4,395,530)   16,771,047       75,433      271,696
                                         ------------  ------------  -----------  -----------
  Total Increase (Decrease) in Net
    Assets                                    691,697    12,113,332    1,616,295      464,865
                                         ------------  ------------  -----------  -----------
NET ASSETS:
    Beginning of Period                    15,399,332     3,286,000    5,418,865    4,954,000
                                         ------------  ------------  -----------  -----------
    End of Period                        $ 16,091,029  $ 15,399,332  $ 7,035,160  $ 5,418,865
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                               203,939     1,444,154       10,604          519
  Shares issued in lieu of cash
    distributions                                  --        11,373       26,328       24,048
  Shares repurchased                         (540,050)     (264,431)     (29,250)         (30)
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                             (336,111)    1,191,096        7,682       24,537
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------
SERVICE SHARES:
  Shares issued                                 4,106       168,183           --           --
  Shares issued in lieu of cash
    distributions                                  --           320           --           --
  Shares repurchased                          (50,328)      (64,347)          --           --
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in capital shares
    from Service Share transactions           (46,222)      104,156           --           --
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------

--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED) AND THE YEAR/PERIOD ENDED OCTOBER 31, 1998

                                          ---------------------------   ----------------------------
                                                   EUROPEAN                    INTERNATIONAL
                                                    EQUITY                       SMALL CAP
                                                    GROWTH                         EQUITY
                                                     FUND                           FUND
                                          ---------------------------   ----------------------------
                                              1999           1998           1999           1998
                                          ------------   ------------   ------------   -------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                   $     90,854   $    511,013   $     39,167   $     172,648
  Net realized gain (loss) on
    investments                              3,803,664      4,555,162      1,421,570       2,863,460
  Net realized (loss) on foreign
    currency transactions                      (62,051)       (13,518)      (514,059)        (32,641)
  Net change in unrealized appreciation
    (depreciation) on investments            1,292,354      1,054,008      3,523,664      (2,122,099)
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                    (6,555)          (581)       571,763        (586,032)
                                          ------------   ------------   ------------   -------------
  Net increase (decrease) in net assets
    from operations                          5,118,266      6,106,084      5,042,105         295,336
                                          ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                      (556,316)      (749,614)            --        (538,867)
    Service Shares                                  --             --             --              --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                    (4,517,427)    (2,750,326)            --              --
    Service Shares                                  --             --             --              --
                                          ------------   ------------   ------------   -------------
    Total Distributions                     (5,073,743)    (3,499,940)            --        (538,867)
                                          ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                2,501,796      1,843,652             --      10,555,621
  Shares issued in lieu of cash
    distributions                            5,073,737      3,499,940             --         538,867
  Cost of shares repurchased                (3,181,285)    (1,892,864)    (6,182,117)    (39,835,613)
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Institutional Share transactions         4,394,248      3,450,728     (6,182,117)    (28,741,125)
                                          ------------   ------------   ------------   -------------
SERVICE SHARES:
  Proceeds from shares issued                       --             --             --              --
  Shares issued in lieu of cash
    distributions                                   --             --             --              --
  Cost of shares repurchased                        --             --             --              --
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Service Share transactions                      --             --             --              --
                                          ------------   ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                  4,394,248      3,450,728     (6,182,117)    (28,741,125)
                                          ------------   ------------   ------------   -------------
  Total Increase (Decrease) in Net
    Assets                                   4,438,771      6,056,872     (1,140,012)    (28,984,656)
                                          ------------   ------------   ------------   -------------
NET ASSETS:
    Beginning of Period                     45,386,872     39,330,000     24,410,344      53,395,000
                                          ------------   ------------   ------------   -------------
    End of Period                         $ 49,825,643   $ 45,386,872   $ 23,270,332   $  24,410,344
                                          ------------   ------------   ------------   -------------
                                          ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                                183,309        155,926             --       1,079,352
  Shares issued in lieu of cash
    distributions                              390,588        290,693             --          65,715
  Shares repurchased                          (234,986)      (155,920)      (577,768)     (4,450,840)
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                               338,911        290,699       (577,768)     (3,305,773)
                                          ------------   ------------   ------------   -------------
                                          ------------   ------------   ------------   -------------
SERVICE SHARES:
  Shares issued                                     --             --             --              --
  Shares issued in lieu of cash
    distributions                                   --             --             --              --
  Shares repurchased                                --             --             --              --
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Service Share transactions                 --             --             --              --
                                          ------------   ------------   ------------   -------------
                                          ------------   ------------   ------------   -------------


                                          ---------------------------   ----------------------------

                                                   EUROPEAN                       EMERGING
                                                   SMALL CAP                      MARKETS
                                                    EQUITY                         EQUITY
                                                     FUND                           FUND
                                          ---------------------------   ----------------------------

                                              1999           1998           1999            1998
                                          ------------   ------------   -------------   ------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                   $      6,500   $     19,938   $     388,915   $    737,937
  Net realized gain (loss) on
    investments                                 94,377      2,476,805      (4,386,394)   (19,044,324)
  Net realized (loss) on foreign
    currency transactions                       (3,709)         7,506        (229,527)    (1,334,277)
  Net change in unrealized appreciation
    (depreciation) on investments              170,027     (1,295,633)     22,343,176     (4,433,260)*
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                       145         (2,720)        454,913       (485,780)
                                          ------------   ------------   -------------   ------------
  Net increase (decrease) in net assets
    from operations                            267,340      1,205,896      18,571,083    (24,559,704)
                                          ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                       (30,689)       (33,989)             --             --
    Service Shares                                  --             --              --             --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                    (2,199,889)            --              --     (4,910,374)
    Service Shares                                  --             --              --             --
                                          ------------   ------------   -------------   ------------
    Total Distributions                     (2,230,578)       (33,989)             --     (4,910,374)
                                          ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                       --        605,000      69,063,436     40,703,882
  Shares issued in lieu of cash
    distributions                            2,230,455         33,999              --      4,910,371
  Cost of shares repurchased                  (564,330)    (8,522,055)        (25,861)   (64,165,220)
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in net assets from
    Institutional Share transactions         1,666,125     (7,883,056)     69,037,575    (18,550,967)
                                          ------------   ------------   -------------   ------------
SERVICE SHARES:
  Proceeds from shares issued                       --             --              --             --
  Shares issued in lieu of cash
    distributions                                   --             --              --             --
  Cost of shares repurchased                        --             --              --             --
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in net assets from
    Service Share transactions                      --             --              --             --
                                          ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                  1,666,125     (7,883,056)     69,037,575    (18,550,967)
                                          ------------   ------------   -------------   ------------
  Total Increase (Decrease) in Net
    Assets                                    (297,113)    (6,711,149)     87,608,658    (48,021,045)
                                          ------------   ------------   -------------   ------------
NET ASSETS:
    Beginning of Period                      2,929,851      9,641,000      46,079,955     94,101,000
                                          ------------   ------------   -------------   ------------
    End of Period                         $  2,632,738   $  2,929,851   $ 133,688,613   $ 46,079,955
                                          ------------   ------------   -------------   ------------
                                          ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                                     --         45,688      11,714,207      5,358,001
  Shares issued in lieu of cash
    distributions                            2,372,898          2,939              --        674,502
  Shares repurchased                           (43,780)      (648,608)         (5,021)    (8,898,386)
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                             2,329,118       (599,981)     11,709,186     (2,865,883)
                                          ------------   ------------   -------------   ------------
                                          ------------   ------------   -------------   ------------
SERVICE SHARES:
  Shares issued                                     --             --              --             --
  Shares issued in lieu of cash
    distributions                                   --             --              --             --
  Shares repurchased                                --             --              --             --
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in capital shares
    from Service Share transactions                 --             --              --             --
                                          ------------   ------------   -------------   ------------
                                          ------------   ------------   -------------   ------------

  * NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
(1)  CORE GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS ON 05/04/98.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                         ---------------------------  --------------------------
                                                   GLOBAL                        CORE
                                                    FIXED                    GLOBAL FIXED
                                                   INCOME                       INCOME
                                                    FUND                       FUND (1)
                                         ---------------------------  --------------------------
                                             1999          1998           1999          1998
                                         ------------  -------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $  1,953,655  $   3,800,183  $    635,517  $    586,160
  Net realized gain (loss) on
    investments                              (214,660)     2,677,674       316,732        76,963
  Net realized (loss) on foreign
    currency transactions                        (466)       100,762        94,827       436,668
  Net change in unrealized appreciation
    (depreciation) on investments          (3,389,870)       889,663    (1,825,420)    1,438,671
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                 (280,623)      (407,863)     (295,145)      354,543
                                         ------------  -------------  ------------  ------------
  Net increase (decrease) in net assets
    from operations                        (1,931,964)     7,060,419    (1,073,489)    2,893,005
                                         ------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                   (3,729,333)    (3,130,028)   (1,613,857)           --
    Service Shares                                 --             --            --            --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                   (2,677,667)    (2,047,622)      (76,957)           --
    Service Shares                                 --             --            --            --
                                         ------------  -------------  ------------  ------------
    Total Distributions                    (6,407,000)    (5,177,650)   (1,690,814)           --
                                         ------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued               2,626,678     18,835,092     1,560,534    30,903,705
  Shares issued in lieu of cash
    distributions                           4,933,778      4,869,068     1,378,854            --
  Cost of shares repurchased                 (363,739)   (59,345,307)     (151,800)     (212,079)
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Institutional Share transactions        7,196,717    (35,641,147)    2,787,588    30,691,626
                                         ------------  -------------  ------------  ------------
SERVICE SHARES:
  Proceeds from shares issued                      --             --            --            --
  Shares issued in lieu of cash
    distributions                                  --             --            --            --
  Cost of shares repurchased                       --             --            --            --
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Service Share transactions                     --             --            --            --
                                         ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                 7,196,717    (35,641,147)    2,787,588    30,691,626
                                         ------------  -------------  ------------  ------------
  Total Increase (Decrease) in Net
    Assets                                 (1,142,247)   (33,758,378)       23,285    33,584,631
                                         ------------  -------------  ------------  ------------
NET ASSETS:
    Beginning of Period                    58,421,622     92,180,000    33,584,631            --
                                         ------------  -------------  ------------  ------------
    End of Period                        $ 57,279,375  $  58,421,622  $ 33,607,916  $ 33,584,631
                                         ------------  -------------  ------------  ------------
                                         ------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                               746,806      1,769,238       154,092     3,082,005
  Shares issued in lieu of cash
    distributions                                  --        478,768       131,948            --
  Shares repurchased                          (33,524)    (5,604,513)      (15,015)      (20,877)
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                              713,282     (3,356,507)      271,025     3,061,128
                                         ------------  -------------  ------------  ------------
                                         ------------  -------------  ------------  ------------
SERVICE SHARES:
  Shares issued                                    --             --            --            --
  Shares issued in lieu of cash
    distributions                                  --             --            --            --
  Shares repurchased                               --             --            --            --
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Service Share transactions                --             --            --            --
                                         ------------  -------------  ------------  ------------
                                         ------------  -------------  ------------  ------------


                                         --------------------------  -----------------------------

                                               INTERNATIONAL                   EMERGING
                                                   FIXED                        MARKETS
                                                   INCOME                        DEBT
                                                    FUND                         FUND
                                         --------------------------  -----------------------------

                                             1999          1998          1999            1998
                                         ------------  ------------  -------------  --------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $    325,110  $  1,048,109  $ 111,953,449  $   13,868,544
  Net realized gain (loss) on
    investments                               210,831       654,484    (40,148,888)    (59,264,364)
  Net realized (loss) on foreign
    currency transactions                     224,529       (69,977)       729,895      (2,903,958)
  Net change in unrealized appreciation
    (depreciation) on investments          (1,495,078)      871,080    (44,906,712)     19,386,559
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                   83,267      (128,244)       212,976        (216,208)
                                         ------------  ------------  -------------  --------------
  Net increase (decrease) in net assets
    from operations                          (651,341)    2,375,452     27,840,720     (29,129,427)
                                         ------------  ------------  -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                     (884,842)     (737,726)   (34,764,644)    (12,702,680)
    Service Shares                                 --            --         (2,278)        (28,239)
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                     (656,245)     (262,608)            --     (23,972,503)
    Service Shares                                 --            --             --         (53,476)
                                         ------------  ------------  -------------  --------------
    Total Distributions                    (1,541,087)   (1,000,334)   (34,766,922)    (36,756,898)
                                         ------------  ------------  -------------  --------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                 572,252     5,031,771    375,390,163     331,848,915
  Shares issued in lieu of cash
    distributions                           1,124,046       771,090     34,749,464      36,380,368
  Cost of shares repurchased                 (917,385)  (15,594,174)   (33,807,142)   (434,265,382)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in net assets from
    Institutional Share transactions          778,913    (9,791,313)   376,332,485     (66,036,099)
                                         ------------  ------------  -------------  --------------
SERVICE SHARES:
  Proceeds from shares issued                      --            --         10,000         278,773
  Shares issued in lieu of cash
    distributions                                  --            --             94             277
  Cost of shares repurchased                       --            --        (16,193)       (241,732)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in net assets from
    Service Share transactions                     --            --         (6,099)         37,318
                                         ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                   778,913    (9,791,313)   376,326,386     (65,998,781)
                                         ------------  ------------  -------------  --------------
  Total Increase (Decrease) in Net
    Assets                                 (1,413,515)   (8,416,195)   369,400,184    (131,885,106)
                                         ------------  ------------  -------------  --------------
NET ASSETS:
    Beginning of Period                    19,520,805    27,937,000     55,701,894     187,587,000
                                         ------------  ------------  -------------  --------------
    End of Period                        $ 18,107,290  $ 19,520,805  $ 425,102,078  $   55,701,894
                                         ------------  ------------  -------------  --------------
                                         ------------  ------------  -------------  --------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                                51,485       517,241     66,776,833      39,256,473
  Shares issued in lieu of cash
    distributions                             110,092        80,658      7,020,094       4,096,888
  Shares repurchased                          (89,432)   (1,567,741)    (6,492,243)    (49,459,434)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                               72,145      (969,842)    67,304,684      (6,106,073)
                                         ------------  ------------  -------------  --------------
                                         ------------  ------------  -------------  --------------
SERVICE SHARES:
  Shares issued                                    --            --          1,664          33,769
  Shares issued in lieu of cash
    distributions                                  --            --             19              31
  Shares repurchased                               --            --         (2,775)        (41,899)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in capital shares
    from Service Share transactions                --            --         (1,092)         (8,099)
                                         ------------  ------------  -------------  --------------
                                         ------------  ------------  -------------  --------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED) AND THE YEARS/PERIODS ENDED OCTOBER 31
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NET
                                  NET ASSET      NET          REALIZED       DISTRIBUTIONS
                                    VALUE     INVESTMENT         AND           FROM NET      DISTRIBUTIONS   NET ASSET
                                  BEGINNING    INCOME/       UNREALIZED       INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                  OF PERIOD     (LOSS)     GAINS (LOSSES)       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
--------------------------------------------------------------------------------------------------------------------------------

-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1999**                         $11.30       $ 0.24         $(0.05)          $(0.24)         $(0.05)       $11.20       1.72%
    1998                            11.12         0.53           0.18            (0.53)             --         11.30       6.58
    1997                            10.99         0.57           0.22            (0.57)          (0.09)        11.12       7.49
    1996                            10.86         0.60           0.13            (0.60)             --         10.99       6.90
    1995                            10.37         0.61           0.49            (0.61)             --         10.86      10.90
Service Shares
    1999**                         $11.30       $ 0.23         $(0.05)          $(0.23)         $(0.05)       $11.20       1.60%
    1998                            11.11         0.50           0.19            (0.50)             --         11.30       6.42
    1997(1)                         11.11         0.14             --            (0.14)             --         11.11       1.22+
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1999**                         $10.88       $ 0.32         $(0.19)          $(0.32)         $(0.17)       $10.52       1.15%
    1998                            10.76         0.65           0.20            (0.65)          (0.08)        10.88       8.25
    1997                            10.51         0.68           0.25            (0.68)             --         10.76       9.22
    1996                            10.62         0.68          (0.04)           (0.68)          (0.07)        10.51       6.27
    1995                             9.93         0.70           0.69            (0.70)             --         10.62      14.53
Service Shares
    1999**                         $10.88       $ 0.30         $(0.19)          $(0.30)         $(0.17)       $10.52       1.06%
    1998(2)                         10.75         0.45           0.13            (0.45)             --         10.88       5.28+
-----------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-----------------------------------
Institutional Shares
    1999**                         $10.37       $ 0.19         $(0.01)          $(0.19)         $   --        $10.36       1.70%
    1998                            10.28         0.46           0.09            (0.46)             --         10.37       5.51
    1997                            10.13         0.52           0.16            (0.52)          (0.01)        10.28       6.93
    1996                            10.13         0.54           0.04            (0.54)          (0.04)        10.13       5.90
    1995(3)                         10.00         0.30           0.13            (0.30)             --         10.13       4.39+
Service Shares
    1999**                         $10.37       $ 0.17         $(0.02)          $(0.17)         $   --        $10.35       1.47%
    1998(4)                         10.28         0.39           0.09            (0.39)             --         10.37       4.81+
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1999**                         $10.13       $ 0.29         $(0.06)          $(0.29)         $(0.02)       $10.05       2.24%
    1998                            10.06         0.60           0.07            (0.60)             --         10.13       6.85
    1997                            10.00         0.58           0.06            (0.58)             --         10.06       6.61
    1996                            10.01         0.60          (0.01)           (0.60)             --         10.00       6.09
    1995(5)                         10.00         0.37           0.01            (0.37)             --         10.01       3.82+
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1999**                         $ 8.71       $ 0.48         $ 0.93           $(0.48)         $   --        $ 9.64      16.54%
    1998(6)                         10.00         0.54          (1.29)           (0.54)+            --          8.71      (7.84)+
Service Shares
    1999**                         $ 8.71       $ 0.46         $ 0.93           $(0.46)         $   --        $ 9.64      16.23%
    1998(7)                         10.28         0.11          (1.57)           (0.11)             --          8.71       0.27+
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1999**                         $11.22       $(0.04)        $ 2.09           $(0.03)         $   --        $13.24      18.33%
    1998                            14.72        (0.01)         (1.81)              --           (1.68)        11.22     (13.54)
    1997                            13.10        (0.03)          2.87               --           (1.22)        14.72      23.29
    1996                            10.55        (0.02)          2.61            (0.04)             --         13.10      24.58
    1995(8)                         10.00         0.03           0.52               --              --         10.55       5.50+
Service Shares
    1999**                         $11.18       $(0.11)        $ 2.13           $(0.03)         $   --        $13.17      18.10%
    1998                            14.71        (0.01)         (1.80)              --           (1.68)        11.18     (13.79)
    1997(9)                         13.77        (0.03)          0.97               --              --         14.71       7.45+
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1999**                         $ 9.90       $(0.07)        $ 3.88           $   --          $   --        $13.71      38.59%
    1998                            12.62        (0.05)         (2.18)              --           (0.49)         9.90     (18.16)
    1997(10)                        10.00        (0.04)          2.66               --              --         12.62      26.20+
Service Shares
    1999**                         $ 9.88       $(0.11)        $ 3.92           $   --          $   --        $13.69      38.56%
    1998                            12.62        (0.06)         (2.19)              --           (0.49)         9.88     (18.33)
    1997(11)                        12.12        (0.02)          0.52               --              --         12.62       3.87+


                                                                                              RATIO OF NET
                                                                                RATIO OF       INVESTMENT
                                                                RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                   NET         TO AVERAGE    TO AVERAGE NET
                                                  RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                   NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                     END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                  PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
--------------------------------  ------------------------------------------------------------------------------------

-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1999**                         $  688,579       0.55%          4.37%          0.57%            4.35%           48%
    1998                              570,743       0.54           4.71           0.58             4.68            42
    1997                              361,461       0.54           5.19           0.61             5.12            67
    1996                              252,152       0.55           5.50           0.61             5.44            66
    1995                              221,058       0.54           5.75           0.62             5.67            63
Service Shares
    1999**                         $    5,272       0.80%          4.11%          0.82%            4.09%           48%
    1998                                5,126       0.79           4.41           0.85             4.35            42
    1997(1)                               192       0.79           4.95           0.85             4.89            67
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1999**                         $1,248,939       0.55%          6.03%          0.57%            6.01%           75%
    1998                            1,263,215       0.55           6.01           0.56             6.00           122
    1997                            1,103,121       0.55           6.50           0.60             6.45           178
    1996                              758,003       0.55           6.52           0.61             6.46           176
    1995                              494,221       0.54           6.81           0.63             6.72           182
Service Shares
    1999**                         $    2,616       0.80%          5.79%          0.83%            5.76%           75%
    1998(2)                             1,533       0.80           5.77           0.87             5.70           122
--------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
--------------------------------
Institutional Shares
    1999**                         $   95,370       0.55%          3.65%          0.67%            3.53%           29%
    1998                               54,369       0.55           4.46           0.82             4.19            26
    1997                               19,950       0.53           5.14           1.02             4.65            95
    1996                                9,132       0.53           5.34           1.58             4.29           129
    1995(3)                             3,724       0.52           4.60           2.16             2.96            62
Service Shares
    1999**                         $      332       0.80%          3.96%          0.91%            3.85%           29%
    1998(4)                               436       0.80           4.20           1.02             3.98            26
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1999**                         $   25,355       0.55%          5.96%          0.92%            5.59%           79%
    1998                               20,201       0.55           5.92           0.93             5.54            98
    1997                               17,083       0.53           5.77           1.09             5.21           186
    1996                                6,751       0.53           6.00           1.29             5.24           124
    1995(5)                             4,140       0.52           5.86           2.84             3.54            90
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1999**                         $  322,096       0.65%         10.99%          0.72%           10.92%          126%
    1998(6)                            92,688       0.65           9.34           0.82             9.17           131
Service Shares
    1999**                         $    6,276       0.90%         11.57%          1.01%           11.46%          126%
    1998(7)                                81       0.90          11.89           1.05            11.74           131
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1999**                         $    6,003       1.25%         (0.78)%         3.25%           (2.78)%          68%
    1998                                4,734       1.25           0.26           2.44            (0.93)          108
    1997                           $    5,724       1.25          (0.29)          2.63            (1.67)          122
    1996                                4,115       1.25          (0.23)          2.55            (1.53)          141
    1995(8)                             2,638       1.25           0.94           2.28            (0.09)           23
Service Shares
    1999**                         $      549       1.50%         (1.03)%         3.10%           (2.63)%          68%
    1998                                  997       1.50           0.09           2.76            (1.17)          108
    1997(9)                                 6       1.50          (0.77)          2.79            (2.06)          122
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1999**                         $   15,287       1.49%         (1.18)%         2.41%           (2.10)%          66%
    1998                               14,363       1.49          (0.75)          2.59            (1.85)           85
    1997(10)                            3,276       1.63          (0.49)          3.39            (2.25)          272
Service Shares
    1999**                         $      804       1.74%         (1.43)%         2.66%           (2.35)%          66%
    1998                                1,036       1.74          (0.98)          2.68            (1.92)           85
    1997(11)                               10       1.74          (1.15)          3.52            (2.93)          272

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/30/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) FIXED INCOME FUND SERVICE SHARES COMMENCED OPERATIONS ON 2/11/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/06/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 12/3/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) HIGH YIELD BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/16/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) HIGH YIELD BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 9/15/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/11/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) MICROCAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11) MICROCAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/21/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 ** FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999, ALL RATIOS, EXCLUDING TOTAL
    RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   NET
                                     NET ASSET      NET          REALIZED      DISTRIBUTIONS
                                       VALUE     INVESTMENT        AND            FROM NET      DISTRIBUTIONS   NET ASSET
                                     BEGINNING    INCOME/       UNREALIZED       INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                     OF PERIOD     (LOSS)     GAINS (LOSSES)       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------
INTERNATIONAL SELECT EQUITY FUND:
----------------------------------
Institutional Shares
    1999**                            $12.02       $ 0.02         $ 4.04          $ (0.07)         $(0.67)       $15.34      35.08%
    1998                               11.62         0.12           0.90            (0.23)          (0.39)        12.02       9.28
    1997                               11.88         0.16           0.28            (0.15)          (0.55)        11.62       3.78
    1996                               10.95         0.11           1.25            (0.43)             --         11.88      12.70
    1995(1)                            10.00         0.08           0.87               --              --         10.95       9.50+
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1999**                            $13.50       $ 0.03         $ 1.44          $ (0.17)         $(1.34)       $13.46      11.29%
    1998                               12.81         0.15           1.68            (0.24)          (0.90)        13.50      15.36
    1997                               10.60         0.25           2.11            (0.03)          (0.12)        12.81      22.48
    1996(2)                            10.00           --           0.60               --              --         10.60       6.00+
--------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
--------------------------------------
Institutional Shares
    1999**                            $ 8.86       $ 0.08         $ 1.75          $    --          $   --        $10.69      20.77%
    1998                                8.81         0.08           0.07            (0.10)             --          8.86       1.81
    1997                                9.96         0.10          (1.12)           (0.13)             --          8.81     (10.40)
    1996                                9.40         0.03           0.57            (0.04)             --          9.96       6.43
    1995                               10.35         0.03          (0.72)           (0.04)          (0.22)         9.40      (6.67)
    1994(3)                            10.00         0.02           0.33               --              --         10.35       3.50+
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1999**                            $13.48       $ 0.03         $ 0.26          $ (0.18)         $(12.56)      $ 1.03      11.17%
    1998                               11.80         0.11           1.61            (0.04)             --         13.48      14.65
    1997                               12.54         0.04          (0.22)           (0.18)          (0.38)        11.80      (1.47)
    1996                               11.55         0.12           1.03            (0.12)          (0.04)        12.54      10.06
    1995(4)                            10.00         0.12           1.44            (0.01)             --         11.55      15.66+
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1999**                            $ 4.92       $ 0.03         $ 1.39          $    --          $   --        $ 6.34      28.86%
    1998                                7.69         0.03          (2.42)              --           (0.38)         4.92     (32.66)
    1997                                8.80        (0.03)         (0.85)           (0.01)          (0.22)         7.69     (10.31)
    1996                                8.11         0.06           0.75            (0.03)          (0.09)         8.80      10.02
    1995                               11.00         0.04          (2.29)           (0.02)          (0.62)         8.11     (21.00)
    1994(5)                            10.00        (0.01)          1.01               --              --         11.00      10.00+
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1999**                            $11.36       $ 0.36         $(0.69)         $ (0.73)         $(0.52)       $ 9.78      (3.31)%
    1998                               10.84         0.63           0.45            (0.34)          (0.22)        11.36      10.58
    1997                               11.26         0.35           0.01            (0.50)          (0.28)        10.84       3.34
    1996                               10.99         0.59           0.12            (0.37)          (0.07)        11.26       6.60
    1995                                9.85         0.35           0.99            (0.20)             --         10.99      13.88
    1994(6)                            10.00         0.25          (0.40)              --              --          9.85      (1.50)+
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1999**                            $10.97       $ 0.21         $(0.53)         $ (0.53)         $(0.03)       $10.09      (3.16)%
    1998 (7)                           10.00         0.19           0.78               --              --         10.97       9.70
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1999**                            $10.95       $ 0.16         $(0.51)         $ (0.48)         $(0.36)       $ 9.76      (3.62)%
    1998                               10.16         0.51           0.65            (0.27)          (0.10)        10.95      11.87
    1997                               11.30         0.20          (0.11)           (0.64)          (0.59)        10.16       0.82
    1996                               11.34         0.86          (0.12)           (0.66)          (0.12)        11.30       6.82
    1995                                9.94         0.42           1.03            (0.05)             --         11.34      14.66
    1994(8)                            10.00         0.29          (0.35)              --              --          9.94      (0.60)+
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1999**                            $ 5.82       $ 0.97         $(0.36)         $ (0.90)         $   --        $ 5.53      11.99%
    1998                               11.95         1.81          (4.12)           (1.32)          (2.50)         5.82     (30.35)
    1997                               13.36         1.05           0.40            (1.32)          (1.54)        11.95      12.03
    1996                               10.55         1.21           2.60            (1.00)             --         13.36      38.42
    1995                               10.19         0.65          (0.17)           (0.11)          (0.01)        10.55       4.85
    1994(9)                            10.00         0.13           0.06               --              --         10.19       1.90+
Service Shares
    1999**                            $ 5.82       $ 5.19         $(4.58)         $ (0.90)         $   --        $ 5.53      12.33%
    1998                               11.95         6.65          (8.96)           (1.32)          (2.50)         5.82     (30.35)
    1997(10)                           13.61         0.03          (1.69)              --              --         11.95     (12.20)+


                                                                                                 RATIO OF NET
                                                                                   RATIO OF       INVESTMENT
                                                                   RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                      NET         TO AVERAGE    TO AVERAGE NET
                                                     RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                      NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                        END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                     PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
-----------------------------------  ------------------------------------------------------------------------------------

----------------------------------
INTERNATIONAL SELECT EQUITY FUND:
----------------------------------
Institutional Shares
    1999**                             $  7,035        0.90%          0.30%          3.13%          (1.93)%           99%
    1998                                  5,419        0.90           0.92           2.89           (1.07)           127
    1997                                  4,954        0.90           0.97           2.79           (0.92)            55
    1996                                  3,423        0.90           0.72           3.59           (1.97)            39
    1995(1)                               2,738        0.90           1.55           2.73           (0.28)            19
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1999**                             $ 49,826        0.90%          0.38%          1.41%          (0.13)%           36%
    1998                                  5,387        0.90           1.12           1.13            0.89             49
    1997                                 39,330        0.90           1.71           1.17            1.44             45
    1996(2)                              17,902        0.90          (0.41)          1.40           (0.91)             5
-----------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND
-----------------------------------
Institutional Shares
    1999**                             $ 23,270        1.25%          0.30%          1.96%          (0.41)%           51%
    1998                                 24,410        1.25           0.43           1.49            0.19            106
    1997                                 53,395        1.25           0.16           1.37            0.04             59
    1996                                106,709        1.25           0.35           1.38            0.22             47
    1995                                 90,917        1.25           0.41           1.48            0.18             62
    1994(3)                              68,798        1.25           0.34           1.67           (0.08)            41
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1999**                             $  2,633        1.25%          0.50%          6.97%          (5.22)%           46%
    1998                                  2,930        1.25           0.34           2.96           (1.37)           111
    1997                                  9,641        1.25           0.58           2.12           (0.29)            44
    1996                                  9,856        1.25           0.96           2.50           (0.29)            49
    1995(4)                               9,336        1.25           1.25           2.24            0.26             34
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1999**                             $133,689        1.25%          1.23%          1.88%           0.60%            37%
    1998                                 46,080        1.25           0.90           1.52            0.63             85
    1997                                 94,101        1.25           0.68           1.44            0.49             94
    1996                                 88,279        1.25           0.63           1.52            0.36             69
    1995                                 93,288        1.25           0.44           1.55            0.14             49
    1994(5)                              56,892        1.36          (0.12)          1.79           (0.55)            45
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1999**                             $ 57,279        0.60%          6.85%          1.03%           6.42%            84%
    1998                                 58,422        0.60           4.82           0.77            4.65            182
    1997                                 92,180        0.65           5.30           0.77            5.18            179
    1996                                149,917        0.75           5.39           0.79            5.35            223
    1995                                139,337        0.78           5.61           0.87            5.52            147
    1994(6)                              53,915        0.85           5.71           1.28            5.28            173
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1999**                             $ 33,608        0.55%          3.87%          1.11%           3.31%            80%
    1998 (7)                             33,585        0.55           4.19           0.96            3.78            151
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1999**                             $ 18,107        0.55%          3.45%          1.40%           2.60%            77%
    1998                                 19,521        0.57           4.36           1.08            3.85            181
    1997                                 27,937        0.65           5.00           1.06            4.59            174
    1996                                 21,155        0.75           5.41           1.03            5.13            235
    1995                                 27,603        0.78           5.51           1.15            5.14            187
    1994(8)                              15,238        0.85           5.66           1.42            5.09            130
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1999**                             $425,091        1.00%         94.21%          1.34%          93.87%           210%
    1998                                 55,684        1.05           9.82           1.31            9.56            638
    1997                                187,455        1.32           7.15           1.47            7.00            472
    1996                                102,431        1.50          10.15           1.92            9.73            227
    1995                                 84,438        1.79          10.97           2.05           10.71            266
    1994(9)                              16,248        1.90           7.04           2.60            6.34             52
Service Shares
    1999**                             $     11        1.25%         80.33%          1.59%          79.99%           210%
    1998                                     18        1.30          10.78           1.76           10.32            638
    1997(10)                                132        1.50          18.65           1.71           18.44            472

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) EUROPEAN EQUITY GROWTH FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/03/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/03/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) EUROPEAN SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 11/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/04/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) CORE GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/4/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/22/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 ** FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999, ALL RATIOS, EXCLUDING TOTAL
    RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Select Equity Fund (formerly, Morgan Grenfell International Equity Fund), Morgan Grenfell European Equity Growth Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". At April 30, 1999, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
    SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Inc. and Morgan Grenfell Investment Services Limited (the "Advisers"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
    INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
    The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are

--------------------------------------------------------------------------------

generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
    NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.
    CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
    If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
    FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
    The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
    The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
    FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes.
    FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
    EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Inc. absorbed all expenses of organizing the Trust.
    OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of all the Funds as follows:

                                          ANNUAL
FUND                                      FEES
----------------------------------------  -----

Municipal Bond Fund                       0.12%
Fixed Income Fund                         0.12%
Short-Term Municipal Bond Fund            0.12%
Short-Term Fixed Income Fund              0.12%
High Yield Bond Fund                      0.12%
Smaller Companies Fund                    0.22%
Microcap Fund                             0.22%
International Select Equity Fund          0.30%
European Equity Growth Fund               0.30%
International Small Cap Equity Fund       0.30%
European Small Cap Equity Fund            0.30%
Emerging Markets Equity Fund              0.30%
Global Fixed Income Fund                  0.25%
Core Global Fixed Income Fund             0.25%
International Fixed Income Fund           0.25%
Emerging Markets Debt Fund                0.25%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office

--------------------------------------------------------------------------------

space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Administrator began serving as the Trust's Administrator effective October 13, 1998; however, fees payable to the Administrator at the above rates became effective from November 1, 1998. Morgan Grenfell received in aggregate $1,961,465 in fees from the Trust which has been allocated to the Funds based on their relative net assets during the period. Prior to October 13, 1998, SEI Financial Management Corporation served as the Trust's Administrator and received a fee based upon the aggregate daily net assets of all the Funds.
    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds (collectively referred to as "Advisers"). For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

Municipal Bond Fund                       0.40%
Fixed Income Fund                         0.40%
Short-Term Municipal Bond Fund            0.40%
Short-Term Fixed Income Fund              0.40%
High Yield Bond Fund                      0.50%
Smaller Companies Fund                    1.00%
Microcap Fund                             1.50%
International Select Equity Fund          0.70%
European Equity Growth Fund               0.70%
International Small Cap Equity Fund       1.00%
European Small Cap Equity Fund            1.00%
Emerging Markets Equity Fund              1.00%
Global Fixed Income Fund                  0.50%
Core Global Fixed Income Fund             0.50%
International Fixed Income Fund           0.50%
Emerging Markets Debt Fund                1.00%

    The Advisers have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:



                                     INSTITUTIONAL      SERVICE
                                        SHARES          SHARES
                                    ---------------  -------------

Municipal Bond Fund                       0.55%           0.80%
Fixed Income Fund                         0.55%           0.80%
Short-Term Municipal Bond Fund            0.55%           0.80%
Short-Term Fixed Income Fund              0.55%           0.80%
High Yield Bond Fund                      0.65%           0.90%
Smaller Companies Fund                    1.25%           1.50%
Microcap Fund                             1.49%           1.74%
International Select Equity Fund          0.90%           1.15%
European Equity Growth Fund               0.90%           1.15%
International Small Cap Equity
 Fund                                     1.25%           1.50%
European Small Cap Equity Fund            1.25%           1.50%
Emerging Markets Equity Fund              1.25%           1.50%
Global Fixed Income Fund                  0.60%           0.85%
Core Global Fixed Income Fund             0.55%           0.80%
International Fixed Income Fund           0.55%           0.80%
Emerging Markets Debt Fund                1.00%           1.25%


    Certain officers and/or Trustees of the Trust are affiliated with the Administrator, SEI or Advisers.
    SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisers, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
    The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Service plan fees are payable to

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in Service Shares.
    During the period ended April 30, 1999, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.

4. Forward Foreign Currency Contracts

The International Funds may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
    The following forward foreign currency contracts were outstanding at April 30, 1999:


                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------


EMERGING MARKETS EQUITY FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  8/26/99       ZAR   (4,900,000)  $    754,194     $ (29,741)
  8/26/99       ZAR   (9,738,000)     1,506,264       (51,687)
  8/26/99       ZAR   (4,570,000)       731,903           763
  8/26/99       ZAR   (4,570,000)       732,372         1,232
                                                  --------------
                                                    $ (79,433)
                                                  --------------
                                                  --------------
GLOBAL FIXED INCOME
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  5/17/99       CAD   (1,680,000)  $  1,109,607     $ (42,684)
  5/17/99       EUR   (1,675,000)     1,821,864        50,808


                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------

  5/17/99      JPY  (263,000,000)     2,148,693       (57,390)
  5/17/99      JPY  (205,000,000)     1,683,294       (36,276)
  5/17/99       SEK   (9,500,000)  $  1,147,898     $  19,559
  5/17/99       ZAR   (3,600,000)       566,929       (22,739)
  6/10/99       ZAR   (3,530,000)       560,006       (14,606)
  7/12/99       EUR   (2,300,000)     2,447,775         6,671
  7/12/99       GBP     (350,000)       562,100          (555)
  7/12/99       GRD (870,000,000)     2,817,723        16,919
                                                  --------------
                                                    $ (80,293)
                                                  --------------
                                                  --------------
FOREIGN CURRENCY PURCHASES:
  5/17/99        CAD   2,650,000   $ (1,776,258)    $  41,343
  5/17/99        EUR      92,000       (100,841)       (3,565)
  5/17/99      JPY    60,000,000       (507,614)       (4,325)
  5/17/99      JPY   138,000,000     (1,187,608)      (30,043)
  5/17/99       SEK   18,000,000     (2,181,818)      (43,914)
  6/10/99        EUR     105,000       (114,660)       (3,459)
  6/10/99       EUR    1,200,000     (1,300,608)      (29,743)
  7/12/99        AUD   2,700,000     (1,751,625)       35,558
  7/12/99       EUR    2,700,000     (2,894,535)      (28,891)
  7/12/99        GRD 120,000,000       (385,480)          838
  7/12/99      JPY   125,000,000     (1,050,420)        6,196
  7/12/99      JPY    90,000,000       (764,007)       (3,244)
  7/12/99      JPY   700,000,000     (5,902,192)       14,855
                                                  --------------
                                                    $ (48,394)
                                                  --------------
                                                    $(128,687)
                                                  --------------
                                                  --------------

CORE GLOBAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  5/6/99        CAD   (1,456,000)  $    961,675     $ (36,952)
  5/6/99        GBP     (640,000)     1,044,800        15,325
  5/6/99       JPY   (39,000,000)       327,566           915
  7/12/99       EUR   (2,795,000)     3,052,140        85,668
  7/12/99       GRD (520,000,000)     1,684,156        10,112
  7/12/99       SEK   (5,400,000)       653,911        10,511
                                                  --------------
                                                    $  85,579
                                                  --------------
FOREIGN CURRENCY BUYS:
  5/6/99         AUD   1,540,000   $   (989,681)    $  29,416
  5/6/99         CAD   1,550,000     (1,035,300)       27,798
  5/6/99        GBP      420,000       (684,621)       (9,028)
  5/6/99       JPY    39,000,000       (331,070)       (4,419)
  7/12/99        EUR     150,000       (162,390)       (3,188)
  7/12/99       EUR    1,600,000     (1,715,280)      (17,121)
  7/12/99        GRD  94,000,000       (312,708)      (10,092)
  7/12/99        GRD  20,000,000        (64,948)         (561)
  7/12/99      JPY   180,000,000     (1,520,270)        1,257
  7/12/99      JPY    72,000,000       (604,534)        4,077
  7/12/99      JPY    39,000,000       (330,508)         (844)
  7/12/99       SEK   10,700,000     (1,299,332)      (24,446)
                                                  --------------
                                                    $  (7,151)
                                                  --------------
                                                    $  78,428
                                                  --------------
                                                  --------------

--------------------------------------------------------------------------------



                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------

INTERNATIONAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  5/6/99         AUD    (870,000)  $    557,540     $ (18,184)
  5/6/99        GBP     (500,000)       816,250        11,973
  7/12/99       EUR   (2,310,000)     2,522,520        70,803
  7/12/99       EUR     (110,000)       117,700           952
  7/12/99       GRD (280,000,000)       906,853         5,445
  7/12/99       SEK   (3,000,000)       363,636         6,190
                                                  --------------
                                                    $  77,179
                                                  --------------
                                                  --------------
FOREIGN CURRENCY PURCHASES:
  5/6/99         AUD     870,000   $   (559,106)    $  16,618
  5/6/99         CAD     300,000       (200,381)        5,380
  5/6/99        GBP      340,000       (555,832)       (8,924)
  6/10/99        AUD     870,000       (551,545)       24,231
  6/10/99      JPY    43,000,000       (369,956)       (8,077)
  6/10/99      JPY    91,000,000       (765,285)          553
  6/10/99      JPY    42,500,000       (355,649)        2,023
  7/12/99        CAD     610,000       (407,210)       11,358
  7/12/99        EUR     850,000       (911,243)       (9,095)
  7/12/99        GRD  59,500,000       (197,937)       (6,388)
  7/12/99       SEK    4,800,000       (582,878)      (10,966)
                                                  --------------
                                                       16,713
                                                  --------------
                                                    $  93,892
                                                  --------------
                                                  --------------

EMERGING MARKETS DEBT FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  6/7/99        EUR     (800,000)  $    866,880     $  19,813
  6/7/99        EUR     (450,000)       487,620        11,145
  6/7/99        EUR     (500,000)       534,100         4,683
  6/7/99        EUR   (5,400,000)     5,739,120        21,416
                                                  --------------
                                                    $  57,057
                                                  --------------


CURRENCY LEGEND
----------------------------------
AUD Australian Dollar               CAD Canadian Dollar
EUR Euro                            GBP United Kingdom Pound
GRD Greek Drachma                   JPY Japanese Yen
SEK Swedish Krona                   ZAR South Africa Rand

5. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the year ended April 30, 1999, were as follows:



                                     PURCHASES         SALES
                                   --------------  --------------

Municipal Bond Fund                $  141,884,814  $   50,009,677
Fixed Income Fund                     359,534,534     397,370,585
Short-Term Municipal Bond Fund         57,271,128      20,132,588
Short-Term Fixed Income Fund           17,238,804      11,133,467
High Yield Bond Fund                  485,773,342     269,341,559
Smaller Companies Fund                  4,100,473       4,456,947
Microcap Fund                          10,316,320      11,591,535
International Select Equity Fund        7,175,195       6,182,789
European Equity Growth Fund            20,283,249      17,265,844
International Small Cap Equity
 Fund                                  13,571,030      18,032,870
European Small Cap Equity Fund          1,175,440       1,801,743
Emerging Markets Equity Fund           87,754,992      26,640,586
Global Fixed Income Fund               35,623,597      37,432,826
Core Global Fixed Income Fund          24,176,736      18,187,700
International Fixed Income Fund        13,616,660      13,914,786
Emerging Markets Debt Fund            832,908,717     453,029,408


    The cost of U.S. Government security purchases and the proceeds from sale of U.S. Government securities during the six month period ended April 30, 1999 were as follows:



              FUND                   PURCHASES         SALES
---------------------------------  --------------  --------------

Fixed Income Fund                  $  586,718,922  $  502,009,897
Short-Term Fixed Income Fund            7,076,252       7,190,027
Global Fixed Income Fund               10,259,710       7,976,207
Core Global Fixed Income Fund          25,727,666      23,700,720


    For Federal income tax purposes, the cost of securities owned at April 30, 1999 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at April 30, 1999 for each Fund is as follows:



                                                  NET
                                              UNREALIZED
                    APPRECIATED  DEPRECIATED  APPRECIATION/
                    SECURITIES   SECURITIES   (DEPRECIATION)
                    -----------  -----------  -----------
Municipal Bond
  Fund              1$4,050,585  ($1,409,389) 12,641,196

Fixed Income Fund   14,928,516   (8,821,593)   6,106,923

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)



                                                  NET
                                              UNREALIZED
                    APPRECIATED  DEPRECIATED  APPRECIATION/
                    SECURITIES   SECURITIES   (DEPRECIATION)
                    -----------  -----------  -----------

Short-Term
  Municipal Bond
  Fund               $ 838,843    $(195,234)   $ 643,609
Short-Term Fixed
  Income Fund           78,635      (44,893)      33,742
High Yield Bond
  Fund              11,064,761   (1,193,880)   9,870,881
Smaller Companies
  Fund               1,214,472     (381,307)     833,165
Microcap Fund        2,956,675   (2,223,366)     733,309
International
  Select Equity
  Fund               1,087,209     (106,123)     981,086
European Equity
  Growth Fund        9,499,885   (1,176,523)   8,323,362
International
  Small Cap Equity
  Fund               4,290,433   (1,048,868)   3,241,565
European Small Cap
  Equity Fund          479,478     (130,084)     349,394
Emerging Markets
  Equity Fund       12,813,649   (5,730,733)   7,082,916
Global Fixed
  Income Fund          857,645   (1,451,852)    (594,207)
Core Global Fixed
  Income Fund          201,839     (588,588)    (386,749)
International
  Fixed Income
  Fund                 222,480     (616,478)    (393,998)
Emerging Markets
  Debt Fund          5,595,916   (52,681,069) (47,085,153)


At October 31, 1998 the following Funds had available realized capital losses to offset future net capital gains:



                                                   EXPIRATION
                                                      DATE
                                                -----------------

Short-Term Municipal Bond Fund    $     81,796   10/31/2005-2006
High Yield Bond Fund                 3,828,196     10/31/2006
Smaller Companies Fund                  77,665     10/31/2006
Microcap Fund                        1,288,735     10/31/2006
International Small Cap Equity
 Fund                                3,907,438     10/31/2005
Emerging Markets Equity Fund        19,039,901     10/31/2006
Emerging Markets Debt Fund          58,257,758     10/31/2006


    During the year ended October 31, 1998, Short-Term Fixed Income Fund and International Small Cap Equity Fund utilized $10,733 and $2,954,781 of available realized capital losses from prior periods.

6. Loan Participations/Assignments

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. Concentration of Risks

The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
    The Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest

--------------------------------------------------------------------------------

primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
    Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. Revolving Credit Agreement

On November 2, 1998, certain Funds of the Trust entered into a Revolving Credit Agreement (the "Agreement"), as amended, payable on demand, with BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement is $50,000,000. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the period ended April 30, 1999, the participating Funds incurred approximately $20,612 in commitment fees under the Agreement which has been allocated equally to the participating Funds during the non-borrowing period. During the period ended April 30, 1999, the High Yield Bond Fund, International Select Equity Fund, European Equity Growth Fund, European Small Cap Equity Fund and the Global Fixed Income Fund (the "Borrowing Funds") borrowed under the Agreement at different times. During the period ended April 30, 1999, the weighted average interest rate paid by the Borrowing Funds was 5.23% and the maximum and average amount of the loans outstanding during the borrowing period was $2,800,000 and $1,458,705. During the period ended April 30, 1999, the Borrowing Funds incurred and paid aggregate interest charges of $9,005 under the Agreement.
    At April 30, 1999, the International Select Equity Fund had $300,000 outstanding under the Agreement.

MORGAN
GRENFELL
INVESTMENT
TRUST

------------------

SEMI-ANNUAL
REPORT

APRIL 30, 1999

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES

Patrick W. W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

Joan A. Binstock,
VICE PRESIDENT AND SECRETARY

David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Tracie E. Richter,
TREASURER, CHIEF FINANCIAL OFFICER

William M. O'Dell
ASSISTANT TREASURER

INVESTMENT ADVISERS
Morgan Grenfell Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR
Morgan Grenfell Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS SEMI-ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MG-F-12-0499-01

                                                                    ATTACHMENT A

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST - APRIL 30, 1999

                                                -------------  -------------  -------------  -------------
                                                                                   NEW          JAPANESE
                                                    TOTAL          GLOBAL          ASIA        SMALL CAP
                                                 RETURN BOND       EQUITY         EQUITY         EQUITY
                                                     FUND           FUND           FUND           FUND
                                                -------------  -------------  -------------  -------------

ASSETS:
  Cash                                               $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------

  Total assets                                        1,000          1,000          1,000          1,000
                                                -------------  -------------  -------------  -------------

LIABILITIES:                                               -              -              -              -
                                                -------------  -------------  -------------  -------------

NET ASSETS:                                          $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

Shares of beneficial interest issued
  and outstanding (unlimited authorization-
  based on $0.001 par value)                            100            100            100            100
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                         $10.00         $10.00         $10.00         $10.00
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------


THE FUNDS HAVE NOT COMMENCED OPERATIONS AS OF APRIL 30, 1999.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

               MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999
                          NOTES TO FINANCIAL STATEMENT


1. ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Select Equity Fund (formerly Morgan Grenfell International Equity Fund), Morgan Grenfell European Equity Growth Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). At April 30, 1999, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had no operations. The Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity issued shares to SEI Financial Management Corporation ("SEI", the former "Administrator"), a wholly-owned subsidiary of SEI Corporation on December 29, 1993. The Total Return Bond Fund issued shares to SEI on March 31, 1998. Morgan Grenfell Inc., the Adviser for the Domestic Funds, absorbed all expenses of organizing the Trust. The accompanying financial statement relates only to the Total Return Bond Fund, Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity Fund.

2. ADMINISTRATION, INVESTMENT ADVISORY, DISTRIBUTION AND SERVICE AGREEMENTS

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of the respective Fund as follows:


                                                                     Annual
    Fund                                                              Fees
    ----                                                             ------

    Total Return Bond Fund                                           0.12%
    Global Equity Fund                                               0.30%
    New Asia Equity Fund                                             0.30%
    Japanese Small Cap Equity Fund                                   0.30%


    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund.

    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds. For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:




          Total Return Bond Fund                  0.45%
          Global Equity Fund                      0.70%
          New Asia Equity Fund                    0.70%
          Japanese Small Cap Equity Fund          1.00%




                   MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999
                              NOTES TO FINANCIAL STATEMENT


The Advisers has voluntarily agreed to reduce its advisory fee to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:




          Total Return Bond Fund                  0.60%
          Global Equity Fund                      0.90%
          New Asia Equity Fund                    0.90%
          Japanese Small Cap Equity Fund          1.25%


Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisers.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.

                                                                     Exhibit D





                                MORGAN GRENFELL
                                INVESTMENT TRUST

                            Prospectus March 1, 1999

                                      [MAP]

                           International Mutual Funds
                              Institutional Shares

The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                 MORGAN GRENFELL
                                INVESTMENT TRUST
                              INSTITUTIONAL SHARES

CONTENTS

                   INVESTING IN MORGAN GRENFELL INTERNATIONAL
                                  MUTUAL FUNDS

FUND DESCRIPTIONS
GENERAL
  Who May Want to Invest............................1
INTERNATIONAL EQUITY FUNDS
  International Select Equity.......................2
  Global Equity.....................................4
  European Equity Growth............................6
  New Asia..........................................8
  International Small Cap Equity....................10
  Japanese Small Cap Equity.........................12
  European Small Cap Equity.........................14
  Emerging Markets Equity...........................16
A FUND BY FUND LOOK AT INVESTMENT OBJECTIVES AND
STRATEGIES, RISKS AND EXPENSES.
INTERNATIONAL FIXED INCOME FUNDS
  Core Global Fixed Income..........................18
  Global Fixed Income...............................20
  International Fixed Income........................22
  Emerging Markets Debt.............................24
  Emerging Local Currency Debt......................26

MORE ABOUT RISK.....................................28

AN OVERVIEW OF SECURITIES THAT MAY BE PURCHASED
AND INVESTMENT TECHNIQUES THAT MAY BE USED BY THE
FUNDS AND THEIR RISKS.
INVESTMENT ADVISER
  Portfolio Management..............................30

MANAGING YOUR INVESTMENT
BUYING AND SELLING SHARES
  Through a Plan....................................31
  Through a Broker..................................31
  Directly..........................................31
  How Shares are Priced.............................32
  Payment of Redemption Proceeds....................32
HOLDING SHARES
  Exchanging Shares.................................33
  Dividends and Distributions.......................33
  Tax Considerations................................33
FINANCIAL HIGHLIGHTS................................34
POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING
AND CLOSING AN ACCOUNT IN ANY FUND.

--------------------------------------------------------------------------------

                     Prospectus - International Mutual Funds

Fund Descriptions

             WITH MORE THAN $150 BILLION IN ASSETS UNDER MANAGEMENT, INCLUDING $29 BILLION MANAGED FOR NORTH AMERICAN CLIENTS, MORGAN GRENFELL ASSET MANAGEMENT IS ONE OF THE WORLD'S FOREMOST INVESTMENT MANAGEMENT ORGANIZATIONS. WE COVER ALL MAJOR INVESTMENT REGIONS, LEVERAGING THE EXPERTISE OF 250 PORTFOLIO MANAGERS AND ANALYSTS ACROSS THE GLOBE.


WHO MAY WANT TO INVEST
WHO MAY WANT TO INVEST IN THE EQUITY FUNDS:

- those who are pursuing a long-term goal
- those who are seeking an investment with the potential to outpace inflation
- those who are seeking to diversify their portfolio through international investing

WHO MAY NOT WANT TO INVEST IN THE EQUITY FUNDS:

- those who are pursuing a short-term goal or are investing their emergency funds
-  those who require regular income or stability of principal
- those who do not feel comfortable with the higher price volatility and currency fluctuations associated with investments in international securities

WHO MAY WANT TO INVEST IN THE FIXED INCOME FUNDS:

- those who are investing for income
- those who want higher potential returns than a money market fund
- those who are seeking to diversify their personal investment portfolio through international investing

WHO MAY NOT WANT TO INVEST IN THE FIXED INCOME FUNDS:

- those who are investing their sole source of investment income
- those who are making short-term investments
- those who do not feel comfortable with the higher price volatility and currency fluctuations associated with investments in international securities

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                    1 Prospectus - International Mutual Funds

Fund Descriptions

INTERNATIONAL SELECT EQUITY FUND

(FORMERLY INTERNATIONAL EQUITY FUND)

INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of foreign issuers.

The portfolio management team generally uses a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The team uses an active process which emphasizes fundamental company research through financial analysis and company visits. The team also uses a risk-controlled asset allocation process to add value at the regional level.

The portfolio will consist of a focused list of 30 to 40 international stocks offering the greatest upside potential on a 12 month view. The fund seeks companies with above average earnings growth, below average price-to-earnings ratios, leading or dominant positions in their particular markets and high quality management.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of foreign companies. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and equity and equity related securities of U.S. issuers. The fund may invest more than 25% of its assets in securities of companies located in each of Japan and the United Kingdom.

The fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock. The fund typically invests in between 30 to 40 companies. Thus, an adverse event affecting a particular company may hurt the fund's performance more than if it had invested in a larger number of companies.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these countries.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

--------------------------------------------------------------------------------
                    2 Prospectus - International Mutual Funds

Fund Descriptions

FUND PERFORMANCE
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the Morgan Stanley MSCI EAFE Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    DECEMBER 31
Dec/31/96                        10.31%
Dec/31/97                         0.51%
Dec/31/98                        23.49%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 22.48% in 4th quarter 1998
Lowest: -15.37% in 3rd quarter 1998


           AVERAGE ANNUAL TOTAL RETURNS
           (for the periods ended December 31, 1998)
                                                           PAST         SINCE
                                                            ONE        INCEPT-
                                                           YEAR          ION
           Morgan Grenfell International Select
           Equity, Institutional Shares                   23.49%        13.39%
           Morgan Stanley MSCI EAFE Index                 20.33%         9.56%



SHAREHOLDER EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets) (% of average net assets)
Advisory Fees..................................................          0.70%
Shareholder Service Fee........................................           None
Other Expenses.................................................          2.19%
Total Annual Fund Operating Expenses...........................          2.89%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees...............................................................         0.70%
Shareholder Service Fee.....................................................         None
Other Expenses..............................................................         2.19%
Reimbursements..............................................................        -1.99%
Total Annual Fund Operating Expenses........................................         0.90%

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;

- The example also assumes that your investment has a 5% return each year; and

- The fund's gross operating expenses remain the same.

                                      1 YEAR         3 YEARS      5 YEARS        10 YEARS
With or without redemption              $292           $895        $1,523          $3,214


                    3 Prospectus - International Mutual Funds

Fund Descriptions


GLOBAL EQUITY FUND
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of companies located throughout the world.

The portfolio management team will generally use a "bottom-up" approach to picking stocks. This approach will focus on individual stock selection rather than country selection. The team will use an active process which will emphasize fundamental company research through financial analysis and company visits. The team will also use a risk-controlled asset allocation process to add value at the regional level.

The team will seek companies with above average earnings growth, below average price-to-earnings ratios, leading or dominant positions in their particular markets and high quality management.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of companies located throughout the world. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) of issuers located anywhere in the world. The fund may invest more than 25% of its assets in securities of companies located in each of Japan, the United States and the United Kingdom.

The fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in Japan, the United States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these countries.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

--------------------------------------------------------------------------------
                    4 Prospectus - International Mutual Funds

Fund Descriptions

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Since no shares were outstanding during the past year, other expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees (fees paid directly
from your investment)
(% of offering price)
Maximum Front-End Sales Charge..............................           None
Maximum Deferred Sales Charge...............................           None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets) (% of average net assets)
Advisory Fees...............................................           0.70%
Shareholder Service Fee.....................................           None
Other Expenses..............................................           0.70%
Total Annual Fund Operating Expenses...                                1.40%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY

REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees..................................................................         0.70%
Shareholder Service Fee........................................................          None
Other Expenses.................................................................         0.70%
Reimbursements.................................................................        -0.50%
Total Annual Fund Operating Expenses...........................................         0.90%

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                                      1 YEAR            3 YEARS
With or without redemption                               $143              $443

--------------------------------------------------------------------------------
                    5 Prospectus - International Mutual Funds

Fund Descriptions


EUROPEAN EQUITY GROWTH FUND
---------------------------
(FORMERLY EUROPEAN EQUITY FUND)

INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of companies located in Europe.

The portfolio management team generally uses a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The team uses an active process which emphasizes fundamental company research through financial analysis and company visits. The team also uses a risk-controlled asset allocation process to add value at the regional level.

The team seeks companies with above average earnings growth, below average price-to-earnings ratios, leading or dominant positions in their particular markets and high quality management.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its assets in the equity and equity related securities of European companies. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and securities of non-European issuers (including the U.S.). The fund may invest more than 25% of its assets in securities denominated in the euro, as well as in companies located in the United Kingdom.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may concentrate its investments in euro denominated issues, as well as in the United Kingdom, the fund could be particularly susceptible to the effects of political and economic developments in these regions.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

--------------------------------------------------------------------------------
                    6 Prospectus - International Mutual Funds

Fund Descriptions

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the Morgan Stanley MSCI Europe Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            DECEMBER 31
Dec/31/97                       15.54%
Dec/31/98                       22.89%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 20.70% in 1st quarter 1998
Lowest: -16.78% in 3rd quarter 1998

           AVERAGE ANNUAL TOTAL RETURNS

           (for the periods ended December 31, 1998)
                                                          PAST         SINCE
                                                          ONE          INCEPT-
                                                          YEAR          ION
     Morgan Grenfell European Equity Growth,
     Institutional Shares                                22.89%        23.48%
     Morgan Stanley MSCI Europe Index                    28.91%        28.75%



SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          0.70%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.43%
Total Annual Fund Operating Expenses...........................          1.13%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees..................................................         0.70%
Shareholder Service Fee........................................          None
Other Expenses.................................................         0.43%
Reimbursements.................................................        -0.23%
Total Annual Fund Operating Expenses...........................         0.90%

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                           1 YEAR         3 YEARS      5 YEARS     10 YEARS
With or without redemption                   $115           $359         $622        $1,375

--------------------------------------------------------------------------------
                    7 Prospectus - International Mutual Funds

Fund Descriptions


NEW ASIA FUND
-------------

(FORMERLY PACIFIC BASIN EQUITY FUND)

INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in the equity securities of companies located in the Pacific Basin, excluding Japan.

The portfolio management team will generally use a "bottom-up" approach to picking stocks. This approach will focus on individual stock selection rather than country selection. The team will use an active process which emphasizes fundamental company research through financial analysis and company visits. The team will also use a risk-controlled asset allocation process to add value at the regional level.

The team will seek companies with above average earnings growth, below average price-to-earnings ratios, leading or dominant positions in their particular markets and high quality management.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of companies located in the Asian Pacific Basin, excluding Japan. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities of issuers located outside the Pacific Basin (including the U.S. and Japan). The fund may invest more than 25% of its assets in securities of companies located in Hong Kong.

The fund may use derivatives, including options, futures and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund focuses its investments in the Pacific Basin, and Hong Kong in particular, it could be particularly susceptible to the effects of political and economic developments in the Pacific Basin, especially Hong Kong.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

--------------------------------------------------------------------------------
                    8 Prospectus - International Mutual Funds

Fund Descriptions

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Since no shares were outstanding during the past year, other expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets) (% of average net assets)
Advisory Fees..................................................          0.70%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.70%
Total Annual Fund Operating Expenses...........................          1.40%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY

REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees.................................................         0.70%
Shareholder Service Fee.......................................          None
Other Expenses................................................         0.70%
Reimbursements................................................        -0.50%
Total Annual Fund Operating Expenses..........................         0.90%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                                   1 YEAR           3 YEARS
With or without redemption                           $143              $443


--------------------------------------------------------------------------------
                    9 Prospectus - International Mutual Funds

Fund Descriptions


INTERNATIONAL SMALL CAP EQUITY FUND
-----------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of small capitalization companies located in countries other than the United States.

The portfolio management team generally uses a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The team uses an active process which emphasizes fundamental company research through financial analysis and company visits. The team also uses a risk-controlled asset allocation process to add value at the regional level.

The team seeks companies with above average earnings growth, below average price-to-earnings ratios, leading or dominant positions in their particular markets and high quality management.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market. The fund will focus on companies located in countries which make up the BT Alex Brown Euro Pacific Index. The fund, however, may invest in stocks that are not constituents of the index. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity securities of large and medium capitalization companies located outside the U.S. and companies of any size located in the U.S. The fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom.

The fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF SMALL CAP INVESTING. Small capitalization companies generally have less potential for growth, a lower degree of liquidity in the market and a greater sensitivity to changing economic conditions in their geographic regions than larger capitalization companies.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these countries.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

                   10 Prospectus - International Mutual Funds

Fund Descriptions

------------------------------------------------
FUND PERFORMANCE
------------------------------------------------

The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the BT Alex Brown Euro Pacific Small Cap Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      DECEMBER 31
Dec/31/95                                 2.77%
Dec/31/96                                 1.86%
Dec/31/97                               -14.33%
Dec/31/98                                15.49%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 13.54% in 1st quarter 1998 Lowest: -12.55% in 3rd quarter 1998

           AVERAGE ANNUAL TOTAL RETURNS
           (for the periods ended December 31, 1998)
                                                                             PAST         SINCE
                                                                             ONE          INCEPT-
                                                                             YEAR         ION
           Morgan Grenfell International Small Cap
           Equity, Institutional Shares                                      15.49%        0.05%
           BT Alex Brown Euro Pacific Small Cap
           Index                                                             13.32%        2.68%



SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          1.00%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.49%
Total Annual Fund Operating Expenses...........................          1.49%
--------------------------------------------------------------------------------

* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees................................................................         1.00%
Shareholder Service Fee......................................................         None
Other Expenses...............................................................         0.49%
Reimbursements...............................................................        -0.24%
Total Annual Fund Operating Expenses.........................................         1.25%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                                      1 YEAR            3 YEARS             5 YEARS         10 YEARS
With or without redemption                             $152              $471                $813             $1,779


                   11 Prospectus - International Mutual Funds

Fund Descriptions

JAPANESE SMALL CAP EQUITY FUND
---------------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of small capitalization companies located in Japan.

The portfolio management team will use an active process which emphasizes fundamental company research through financial analysis and company visits. The team seeks well managed companies with above average growth prospects and healthy cash flow generation potential. The investment style is best described as "growth at a price," the aim being to build a portfolio of high quality growth stocks at the most attractive valuations possible. The team will also use a risk-controlled asset allocation process to add value at the regional level.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in Japan. Small capitalization companies are (i) companies ranked according to market capitalization in the bottom 20% of issuers listed on the Tokyo Stock Exchange; (ii) companies listed on a Japanese secondary market and
(iii) companies whose securities are not listed on a stock exchange or secondary market. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities of large and medium capitalization companies located in Japan, and companies of any size located outside of Japan.

The fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund focuses its investments in Japan, it could be particularly susceptible to the effects of political and economic developments within Japan. In addition, most Japanese companies engage in "cross-shareholding" where companies hold the equity securities of each other. Cross-held shares may limit the power of institutional investors to pressure management teams for better returns.

RISKS OF SMALL CAP INVESTING. Small capitalization companies generally have less potential for growth, a lower degree of liquidity in the market and a greater sensitivity to changing economic conditions in their geographic regions than larger capitalization companies.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

                   12 Prospectus - International Mutual Funds

Fund Descriptions

--------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Since no shares were outstanding during the past year, other expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets) (% of average net assets)
Advisory Fees..................................................          1.00%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.70%
Total Annual Fund Operating Expenses...........................          1.70%


--------------------------------------------------------------------------------
* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees................................................................         1.00%
Shareholder Service Fee......................................................           None
Other Expenses...............................................................         0.70%
Reimbursements...............................................................         -0.45%
Total Annual Fund Operating Expenses.........................................         1.25%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                                     1 YEAR            3 YEARS
With or without redemption                            $173               $536


                   13 Prospectus - International Mutual Funds

Fund Descriptions

EUROPEAN SMALL CAP EQUITY FUND
-----------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of small capitalization companies located in Europe.

The portfolio management team generally uses a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The team uses an active process which emphasizes fundamental company research through financial analysis and company visits. The team also uses a risk-controlled asset allocation process to add value at the regional level.

The team seeks companies with above average earnings growth, below average price-to-earnings ratios, leading or dominant positions in their particular markets and high quality management.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in Europe. Small capitalization companies are (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a European stock exchange; (ii) companies listed on a European secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market. Up to 35% of the fund's total assets may be invested in cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities of medium and large capitalization companies located in Europe and companies of any size located outside of Europe (including the U.S.). The fund may invest more than 25% of its assets in securities of small cap companies whose securities are denominated in the euro, as well as in the securities of small cap companies located in the United Kingdom.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF SMALL CAP INVESTING. Small capitalization companies generally have less potential for growth, a lower degree of liquidity in the market and a greater sensitivity to changing economic conditions in their geographic regions than larger capitalization companies.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in euro denominated issues, as well as in the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these regions.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

                   14 Prospectus - International Mutual Funds

Fund Descriptions


EUROPEAN SMALL CAP EQUITY FUND  (CONTINUED)
-------------------------------------------
FUND PERFORMANCE
-------------------------------------------
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the BT Alex Brown European Small Cap Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        DECEMBER 31
Dec/31/95                                18.91%
Dec/31/96                                12.78%
Dec/31/97                                -5.29%
Dec/31/98                                22.08%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 16.61% in 1st quarter 1998 Lowest: -13.44% in 3rd quarter 1998

           AVERAGE ANNUAL TOTAL RETURNS
           (for the periods ended December 31, 1998)


                                                                             PAST         SINCE
                                                                             ONE          INCEPT-
                                                                             YEAR         ION

           Morgan Grenfell European Small Cap
           Equity, Institutional Shares                                      22.08%        10.32%
           BT Alex Brown European Small Cap Index                            13.69%        12.01%



SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          1.00%
Shareholder Service Fee........................................           None
Other Expenses.................................................          1.96%
Total Annual Fund Operating Expenses...........................          2.96%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees...............................................................         1.00%
Shareholder Service Fee.....................................................         None
Other Expenses..............................................................         1.96%
Reimbursements..............................................................        -1.71%
Total Annual Fund Operating Expenses........................................         1.25%

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                          1 YEAR             3 YEARS          5 YEARS        10 YEARS
With or without redemption                 $299               $915            $1,557           $3,280


                   15 Prospectus - International Mutual Funds

Fund Descriptions

EMERGING MARKETS EQUITY FUND
------------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks capital appreciation. To pursue this objective, the fund invests primarily in equity securities of companies located in emerging securities markets.

The portfolio management team generally uses a "bottom-up" approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The team uses an active process which emphasizes fundamental company research through financial analysis and company visits. The team also uses a risk-controlled asset allocation process which attempts to add value at the regional level.

The fund focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the equity and equity related securities of growth-oriented companies located in emerging securities markets. Up to 35% of the fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities traded in developed markets (including the U.S.). The fund may invest more than 25% of its assets in securities of Mexican and Brazilian companies.

The fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

STOCK MARKET RISK. The value of your investment will fluctuate in response to stock market movements. An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in Brazil and Mexico, the fund could be particularly susceptible to the effects of political and economic developments in these countries.

RISKS OF EMERGING SECURITIES MARKETS. Emerging markets generally have economic structures that are less mature, they have less stable political systems and may have rapidly changing interest rates. Regulators in emerging markets are more likely to impose capital controls than is the case in developed markets. These markets are highly volatile and subject to change with political or economic developments.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

DUE TO THE SIGNIFICANT RISKS INVOLVED IN INVESTING IN EMERGING MARKETS, THIS FUND IS DESIGNED FOR AGGRESSIVE INVESTORS.

                   16 Prospectus - International Mutual Funds

Fund Descriptions


EMERGING MARKETS EQUITY FUND  (CONTINUED)
--------------------------------------------
FUND PERFORMANCE
--------------------------------------------
The bar chart indicates the risks of investing in the fund by showing changes infund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the Morgan Stanley MSCI Emerging Markets Free Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       DECEMBER 31
Dec/31/95                               -10.01%
Dec/31/96                                10.64%
Dec/31/97                               -12.07%
Dec/31/98                               -29.69%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 23.48% in 3rd quarter 1994
Lowest: -25.85% in 3rd quarter 1998

           AVERAGE ANNUAL TOTAL RETURNS
           (for the periods ended December 31, 1998)

                                                                                PAST         SINCE
                                                                                ONE          INCEPT-
                                                                                YEAR          ION

           Morgan Grenfell Emerging Markets Equity,
           Institutional Shares                                               -29.69%       -9.77%
           Morgan Stanley MSCI Emerging Markets Free
           Index                                                              -25.34%      -10.05%



SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          1.00%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.52%
Total Annual Fund Operating Expenses...........................          1.52%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees...............................................................         1.00%
Shareholder Service Fee.....................................................         None
Other Expenses..............................................................         0.52%
Reimbursements..............................................................        -0.27%
Total Annual Fund Operating Expenses........................................         1.25%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.


                                          1 YEAR            3 YEARS             5 YEARS         10 YEARS
With or without redemption                 $155              $480                $829           $1,813


                   17 Prospectus - International Mutual Funds

Fund Descriptions

CORE GLOBAL FIXED INCOME FUND
----------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks total return, emphasizing current income and, to a lesser extent, opportunities for growth of capital consistent with reasonable investment risk. To pursue this objective, the fund invests in investment grade fixed income securities of issuers throughout the world. The portfolio management team intends to maintain a portfolio duration of plus or minus 1 year around the fund's benchmark index.

In managing the fund, the portfolio management team uses a "top-down" approach. This approach focuses on country selection and currency management rather than individual security selection. The team considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate.

The currency portion of the fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the fixed income securities of issuers located throughout the world. The fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the adviser considers of comparable quality. The fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that any security is downgraded, the adviser will determine whether to hold or sell such security, provided that the fund will not hold more than 5% of its net assets in securities that are rated below investment grade (high yield/high risk bonds). Up to 35% of the fund's total assets may be invested in domestic and foreign cash equivalents. The fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan, the United States, and the United Kingdom.

The fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

INTEREST RATE, PREPAYMENT AND EXTENSION RISK. The value of your investment will fluctuate in response to interest rate changes. Generally, if rates rise, the value of debt securities falls; if rates fall, the value of debt securities rises. When rates increase, slower than expected principal payments for a longer period may permit issuers to extend the average life of securities, locking in below-market interest rates and reducing the value of these securities. As interest rates decline, some issuers may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

CREDIT RISK. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or may have its credit rating downgraded. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in euro denominated issues, as well as in Japan, the United States and the United Kingdom, the fund could be particularly susceptible to the effects of political and economic developments in these regions.

RISKS OF CURRENCY POSITIONS. A change in economic policy may cause a greater fluctuation in the country's currency than in bonds denominated in that currency.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

NON-DIVERSIFIED STATUS. The fund is non-diversified. Compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. This will cause the fund to be more susceptible to developments affecting any single issuer of portfolio securities.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

                   18 Prospectus - International Mutual Funds

Fund Descriptions

------------------------------------------
SHAREHOLDER EXPENSES
------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets) (% of average net assets)
Advisory Fees..................................................          0.50%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.46%
Total Annual Fund Operating Expenses...........................          0.96%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees................................................................         0.50%
Shareholder Service Fee......................................................         None
Other Expenses...............................................................         0.46%
Reimbursements...............................................................        -0.41%
Total Annual Fund Operating Expenses.........................................         0.55%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                                              1 YEAR            3 YEARS
With or without redemption                                      $98                $306


                   19 Prospectus - International Mutual Funds

Fund Descriptions


GLOBAL FIXED INCOME FUND
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for capital growth consistent with reasonable investment risk. To pursue this objective, the fund invests primarily in investment grade fixed income securities of issuers throughout the world. The portfolio management team intends to maintain a portfolio duration of plus or minus 1 year around the fund's benchmark index.

In managing the fund, the portfolio management team uses a "top-down" approach. This approach focuses on country selection and currency management rather than individual security selection. The team considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate.

The currency portion of the fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within that market.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the fixed income securities of issuers located throughout the world. The fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the four highest categories by a major independent rating agency, or in unrated securities the adviser considers of comparable quality. The fund may invest up to 15% of its total assets in fixed income securities rated below investment grade (high yield/high risk bonds), including the securities of issuers in emerging securities markets. Up to 35% of the fund's total assets may be invested in domestic and foreign cash equivalents. The fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan, the United States, and the United Kingdom.

The fund may use derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

INTEREST RATE, PREPAYMENT, AND EXTENSION RISK. The value of your investment will fluctuate in response to interest rate changes. Generally, if rates rise, the value of debt securities falls; if rates fall, the value of debt securities rises. When rates increase, slower than expected principal payments for a longer period may permit issuers to extend the average life of securities, locking in below-market interest rates and reducing the value of these securities. As interest rates decline, some issuers may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

CREDIT RISK. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or may have its credit rating downgraded. Fixed income securities rated in the fourth highest grade have speculative characteristics. Below investment grade securities (high yield/ high risk securities) involve greater price volatility and risk of loss of principal and income and are highly speculative in nature.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in euro denominated issues, as well as in Japan, the United States, and the United Kingdom, the fund could be particularly susceptible to the effects of political and economic developments in these regions.

RISKS OF CURRENCY POSITIONS. A change in economic policy may cause a greater fluctuation in the country's currency than in bonds denominated in that currency.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

NON-DIVERSIFIED STATUS. The fund is non-diversified. Compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. This will cause the fund to be more susceptible to developments affecting any single issuer of portfolio securities.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

                   20 Prospectus - International Mutual Funds

Fund Descriptions

-------------------------------------
FUND PERFORMANCE
-------------------------------------
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the Salomon World Government Bond Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       DECEMBER 31
Dec/31/95                                17.76%
Dec/31/96                                 5.23%
Dec/31/97                                 1.04%
Dec/31/98                                13.30%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 9.71% in 1st quarter 1995
Lowest: -4.05% in 1st quarter 1997

           AVERAGE ANNUAL TOTAL RETURNS
           (for the periods ended December 31, 1998)
                                                           PAST          SINCE
                                                           ONE          INCEPT-
                                                           YEAR           ION
           Morgan Grenfell Global Fixed Income,
           Institutional Shares                           13.30%         6.74%
           Salomon World Government Bond Index            15.31%         7.84%



SHAREHOLDER EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          0.50%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.27%
Total Annual Fund Operating Expenses...........................          0.77%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees................................................................         0.50%
Shareholder Service Fee......................................................         None
Other Expenses...............................................................         0.27%
Reimbursements...............................................................        -0.17%
Total Annual Fund Operating Expenses.........................................         0.60%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                               1 YEAR            3 YEARS             5 YEARS           10 YEARS
With or without redemption                       $79               $246                $428              $954


                   21 Prospectus - International Mutual Funds

Fund Descriptions

INTERNATIONAL FIXED INCOME FUND
----------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks total return, with an emphasis on current income and, to a lesser extent, opportunities for capital growth consistent with reasonable investment risk. To pursue this objective, the fund invests in investment grade fixed income securities of issuers in countries other than the United States. The portfolio management team intends to maintain a portfolio duration of plus or minus 1 year around the fund's benchmark index.

In managing the fund, the portfolio management team uses a "top-down" approach. This approach focuses on country selection and currency management rather than individual security selection. The team considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate.

The currency portion of the fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within that market.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in the fixed income securities of foreign issuers. The fund invests in investment grade fixed income securities that, at the time of purchase, are rated in one of the three highest categories by a major independent rating agency, or in unrated securities the adviser considers of comparable quality. The Fund may invest up to 10% of its total assets in investment grade fixed income securities rated in the fourth highest category. In the event that any security is downgraded, the adviser will determine whether to hold or sell such security, provided that the fund will not hold more than 5% of its net assets in securities that are rated below investment grade (high yield/high risk bonds). Up to 35% of the fund's total assets may be invested in domestic and foreign cash equivalents and in U.S. fixed income securities. The fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan and the United Kingdom.

The fund may use derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

INTEREST RATE AND PREPAYMENT RISK. The value of your investment will fluctuate in response to interest rate changes. Generally, if rates rise, the value of debt securities falls; if rates fall, the value of debt securities rises. When rates increase, slower than expected principal payments for a longer period may permit issuers to extend the average life of securities, locking in below-market interest rates and reducing the value of these securities. As interest rates decline, some issuers may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

CREDIT RISK. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or may have its credit rating downgraded. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Since the fund may focus its investments in euro denominated issues, as well as in Japan and the United Kingdom, the fund could be particularly susceptible to the effects of political and economic developments in these regions.

RISKS OF CURRENCY POSITIONS. A change in economic policy may cause a greater fluctuation in the country's currency than in bonds denominated in that currency.

RISKS OF HEDGING, RISK MANAGEMENT AND COUNTERPARTY RISK. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

NON-DIVERSIFIED STATUS. The fund is non-diversified. Compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. This will cause the fund to be more susceptible to developments affecting any single issuer of portfolio securities.

In addition, the value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

                   22 Prospectus - International Mutual Funds

Fund Descriptions

--------------------------------------------
FUND PERFORMANCE
--------------------------------------------
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the Salomon World Government Bond Index, Non-US. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      DECEMBER 31
Dec/31/95                                17.81%
Dec/31/96                                 5.54%
Dec/31/97                                -3.31%
Dec/31/98                                17.44%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 8.44% in 3rd quarter 1998
Lowest: -5.97% in 1st quarter 1997

           AVERAGE ANNUAL TOTAL RETURNS
           (for the periods ended December 31, 1998)

                                                                   PAST          SINCE
                                                                   ONE          INCEPT-
                                                                   YEAR           ION
           Morgan Grenfell International Fixed
           Income, Institutional Shares                            17.44%         7.29%
           Salomon World Govt Bond Index, Non-US                   17.79%         8.54%



SHAREHOLDER EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          0.50%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.58%
Total Annual Fund Operating Expenses...........................          1.08%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees...............................................................         0.50%
Shareholder Service Fee.....................................................         None
Other Expenses..............................................................         0.58%
Reimbursements..............................................................        -0.53%
Total Annual Fund Operating Expenses........................................         0.55%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.


                                            1 YEAR            3 YEARS             5 YEARS         10 YEARS
With or without redemption                   $110              $343                $595            $1,317


                   23 Prospectus - International Mutual Funds

Fund Descriptions

EMERGING MARKETS DEBT FUND
---------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks total return. To pursue this objective, the fund invests primarily in fixed income securities of issuers in countries with new or emerging securities markets. The portfolio management team intends to maintain a portfolio duration of plus or minus 1 year around the fund's benchmark index.

In managing the fund, the portfolio management team uses a "top-down" approach. This approach focuses on country selection, but security selection is an important source of value.

Countries are selected according to macro-economic factors such as inflation, interest rates, monetary and fiscal policies and the political climate. Short term factors such as market sentiment, capital flows and new issue programs are also evaluated.

PRINCIPAL HOLDINGS

Under normal circumstances, the fund invests at least 65% of its total assets in the (high yield/high risk) fixed income securities of issuers located in countries with new or emerging securities markets. These include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Up to 35% of the fund's total assets may be invested in domestic and foreign cash equivalents and U.S. fixed income securities. The fund may invest more than 25% of its total assets in the securities of companies located in Argentina, Brazil and Mexico.

Fixed income securities in which the fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the fund may invest may be denominated in a major currency or in a local currency.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

INTEREST RATE AND PREPAYMENT RISK. The value of your investment will fluctuate in response to interest rate changes. Generally, if rates rise, the value of debt securities falls; if rates fall, the value of debt securities rises. When rates increase, slower than expected principal payments for a longer period may permit issuers to extend the average life of securities, locking in below-market interest rates and reducing the value of these securities. As interest rates decline, some issuers may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

CREDIT RISK. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or may have its credit rating downgraded. Securities with low credit quality involve greater price volatility and risk of loss of principal and income and are highly speculative in nature.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Focusing the fund's investments in Argentina, Brazil and Mexico will cause the fund to be particularly susceptible to the effects of political and economic developments in these countries.

RISKS OF EMERGING SECURITIES MARKETS. Emerging markets generally have economic structures that are less mature, they have less stable political systems and may have rapidly changing interest rates. Regulators in emerging markets are more likely to impose capital controls than is the case in developed markets. These markets are highly volatile and subject to change with political or economic developments.

NON-DIVERSIFIED STATUS. The fund is non-diversified. Compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. This will cause the fund to be more susceptible to developments affecting any single issuer of portfolio securities.

The value of the fund's shares depends in part on the adviser's ability to assess economic conditions and investment opportunities.

DUE TO THE SIGNIFICANT RISKS INVOLVED, THIS FUND IS DESIGNED FOR AGGRESSIVE INVESTORS.

                   24 Prospectus - International Mutual Funds

Fund Descriptions


EMERGING MARKETS DEBT FUND  (CONTINUED)
---------------------------------------
FUND PERFORMANCE
---------------------------------------
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual total returns for different calendar years compare to the return of the JP Morgan Emerging Markets Bond Plus Index. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      DECEMBER 31
Dec/31/95                                20.02%
Dec/31/96                                33.47%
Dec/31/97                                12.51%
Dec/31/98                               -34.28%
(% RETURN)


The bar chart shows the changes in the performance of the fund for each full calendar year since inception.

Quarterly returns:
Highest: 16.99% in 2nd quarter 1995 Lowest: -34.74% in 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
                                                         PAST         SINCE
                                                          ONE        INCEPT-
                                                         YEAR          ION
Morgan Grenfell Emerging Markets Debt,
Institutional Shares                                    -34.28%       3.39%
JP Morgan Emerging Markets Bond Index
Plus                                                    -14.35%      12.35%



SHAREHOLDER EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None
Annual Fund Operating Expenses* (expenses
that are deducted from fund assets)
(% of average net assets)
Advisory Fees..................................................          1.00%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.31%
Total Annual Fund Operating Expenses...........................          1.31%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees....................................................    1.00%
Shareholder Service Fee..........................................     None
Other Expenses...................................................    0.31%
Reimbursements...................................................   -0.31%
Total Annual Fund Operating Expenses.............................    1.00%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                   1 YEAR       3 YEARS       5 YEARS         10 YEARS
With or without redemption          $133          $415          $718           $1,579


                   25 Prospectus - International Mutual Funds

Fund Descriptions

EMERGING LOCAL CURRENCY DEBT FUND
---------------------------------
INVESTMENT OBJECTIVE AND STRATEGY

The fund seeks total return. To pursue this objective, the fund invests primarily in fixed income securities denominated in currencies of emerging markets countries. The portfolio management team intends to maintain a portfolio duration of plus or minus 1 year around the fund's benchmark index.

When managing the fund, the portfolio management team will use a "top-down" approach. This approach will focus on country selection and currency management rather than individual security selection. The team will consider macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and the political climate.

In making investments for the fund, the portfolio management team will give primary emphasis to the attractiveness of the local currencies in which investments are denominated. The fund will generally not attempt to hedge foreign currency exchange rate risks.

PRINCIPAL HOLDINGS

Under normal conditions, the fund invests at least 65% of its total assets in (high yield/high risk) debt instruments denominated in currencies of issuers located in emerging markets countries. Fixed income securities in which the fund invests may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. Up to 35% of the fund's total assets may be invested in domestic and foreign cash equivalents and U.S. fixed income securities. The fund may invest more than 25% of its total assets in the securities of companies located in Mexico. The fund may purchase securities on a when-issued basis.

INVESTMENT RISKS

You could lose money on your investment in the fund or the fund may not perform as well as other investments due to the following:

INTEREST RATE AND PREPAYMENT RISK. The value of your investment will fluctuate in response to interest rate changes. Generally, if rates rise, the value of debt securities falls; if rates fall, the value of debt securities rises. When rates increase, slower than expected principal payments for a longer period may permit issuers to extend the average life of securities, locking in below-market interest rates and reducing the value of these securities. As interest rates decline, some issuers may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

CREDIT RISK. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or may have its credit rating downgraded. Securities with low credit quality involve greater price volatility and risk of loss of principal and income and are highly speculative in nature.

RISKS OF FOREIGN INVESTING. Foreign investing involves higher risks than investing in U.S. markets because the value of the fund depends in part upon currency exchange rates, political and regulatory environments and overall economic factors in the countries in which the fund invests. Focusing the fund's investments in Mexico will cause the fund to be particularly susceptible to the effects of political and economic developments in Mexico.

RISKS OF EMERGING SECURITIES MARKETS. Emerging markets generally have economic structures that are less mature, they have less stable political systems and may have rapidly changing interest rates. Regulators in emerging markets are more likely to impose capital controls than is the case in developed markets. These markets are highly volatile and subject to change with political or economic developments.

NON-DIVERSIFIED STATUS. The fund is non-diversified. Compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. This will cause the fund to be more susceptible to developments affecting any single issuer of portfolio securities.

WHEN-ISSUED SECURITIES RISK. The market value of the securities purchased on a when-issued basis may change before the securities are delivered.

Because the fund generally does not hedge foreign currency exchange rate risk, the fund's return may be more dependent on the portfolio management team's judgment as to the relative attractiveness of the local currencies in which the fund's investments are denominated.

DUE TO THE SIGNIFICANT RISKS INVOLVED, THIS FUND IS DESIGNED FOR AGGRESSIVE INVESTORS.

                   26 Prospectus - International Mutual Funds

Fund Descriptions

----------------------------------------------
SHAREHOLDER EXPENSES
----------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Since no shares were outstanding during the past year, other expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees (fees paid directly from
your investment)
(% of offering price)
Maximum Front-End Sales Charge.................................           None
Maximum Deferred Sales Charge..................................           None

Annual Fund Operating Expenses* (expenses that are deducted from fund assets) (% of average net assets)
Advisory Fees..................................................          0.60%
Shareholder Service Fee........................................           None
Other Expenses.................................................          0.56%
Total Annual Fund Operating Expenses...........................          1.16%


* WE PLACE A LIMITATION ON THE FUND'S OPERATING EXPENSES AND REIMBURSE THE FUND FOR ANY EXPENSES INCURRED IN ADDITION TO THE LIMITATION. THIS VOLUNTARY REIMBURSEMENT POLICY MAY BE TERMINATED AT ANY TIME.

Annual Fund Operating Expenses (% of average net assets)
Advisory Fees........................................................  0.60%
Shareholder Service Fee..............................................  None
Other Expenses.......................................................  0.56%
Reimbursements....................................................... -0.46%
Total Annual Fund Operating Expenses.................................  0.70%


Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

- You invest $10,000 in the fund for the time periods indicated;
- The example also assumes that your investment has a 5% return each year; and
- The fund's gross operating expenses remain the same.

                                                      1 YEAR            3 YEARS
With or without redemption                             $118               $368


                   27 Prospectus - International Mutual Funds

MORE ABOUT RISK
When you invest in mutual funds you are taking the risk that your investment will lose money or not earn as much as you expect. Past returns are not an indication of future performance and there is no guarantee that the fund will meet its investment objective.

The Board of Trustees may change each fund's investment objective without obtaining the approval of the shareholders.

ACTIVE MANAGEMENT

The funds' investment advisers actively seek securities in which to invest, rather than investing in a predetermined basket of stocks and/or bonds such as an index. A fund may underperform relative to its stated benchmark, due to the investment adviser's securities choices and choices in asset allocation.

CURRENCY EXCHANGE RATES

Currency exchange rates are the rate at which a foreign currency is converted to the U.S. dollar. Currency exchange rate movements could reduce gains or create losses for a fund.

DEFENSIVE INVESTING

Each fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

DERIVATIVES

Each fund may use derivatives. Derivatives are financial instruments whose value derives from another security or an index. Futures, options and foreign currency forward contracts are types of derivatives. Derivatives used for hedging may not fully offset the underlying positions. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. Derivatives that involve leverage may magnify losses. In addition, there is a risk that a counterparty will fail to honor a contract's terms resulting in a loss for the fund.

EMERGING MARKETS SECURITIES

The funds may invest in emerging markets securities. Developing markets have economic structures that are less mature, have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates. Emerging markets may lack the social, political and economic stability characteristics of more developed countries. Investments generally tend to be more illiquid (more difficult to trade) and more volatile than those of other foreign investments.

EQUITY AND EQUITY RELATED SECURITIES

The funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a fund, and the value of your investment.

EURO DENOMINATED SECURITIES

On January 1, 1999, the currencies of the following countries converted into one common currency: Austria, Belgium, Finland, France, Germany, Ireland, Luxembourg, Italy, the Netherlands, Portugal, and Spain. There is a risk that the conversion may not go as anticipated and that a fund may be affected by pricing errors and adverse tax consequences.

FIXED INCOME SECURITIES (BONDS)

The funds may invest in government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The value of a fund's bonds could rise in value when interest rates fall and decline when interest rates rise. The longer a bond's duration and the lower its credit quality, the more its value typically falls. A less significant risk is default by the bond issuer on principal or interest payments. A security's credit rating may be downgraded at any time.

                   28 Prospectus - International Mutual Funds

----------------------------------------
FOREIGN SECURITIES

The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend or interest payments or capital gains, and prohibit transactions in the country's currency. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and requirements as U.S. companies. Foreign brokerage commissions and custodian fees are generally higher than those in the United States. In many foreign countries, securities markets are less liquid, more volatile, and subject to less government regulation than U.S. securities markets.

FOREIGN CURRENCY FORWARD CONTRACTS

A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price. See "Derivatives."

FUTURES CONTRACTS

A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date or to make or receive a cash payment based on the value of a securities index. See "Derivatives."

HEDGING

Hedging involves the attempt to offset a potential loss in one position by establishing an interest in an opposite position. See "Derivatives."

OPTIONS CONTRACTS

An option is the right to buy or sell securities that is granted in exchange for an agreed upon sum. See "Derivatives."

LENDING SECURITIES

Each fund may lend its securities to broker-dealers for the purpose of receiving income. There is a potential for default from the borrower.

PORTFOLIO TURNOVER

Each fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above average. High turnover will increase the fund's transaction costs and may result in net gains which, when distributed, could increase your tax liability.

SHORT-TERM TRADING

The funds may sell a security shortly after buying it. Increased trading could raise the fund's brokerage and related costs. Increased short-term capital gains distributions would raise shareholders' income tax.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The funds may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

YEAR 2000 PROBLEM

Many computer systems today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. The cost of addressing the Year 2000 problem, if substantial, could adversely affect companies and governments that issue securities held by the fund. The investment adviser is taking steps designed to address the Year 2000 problem and to obtain reasonable assurances that comparable steps are being taken by the funds' other major service providers. Although there can be no assurance that these systems will be properly adapted in time for the Year 2000, the adviser expects that they will be.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES, DISCOUNT OBLIGATIONS, MORTGAGE AND ASSET-BACKED SECURITIES, CONVERTIBLE SECURITIES AND HIGH YIELD SECURITIES

The fund may invest in obligations to repay borrowed money within a certain time with or without interest. Debt securities are affected by changes in interest rates. In general, when interest rates go up, the value of a debt security decreases; when interest rates go down, the value of a debt security increases. There is the risk that the borrower will not be able to fulfill its obligation resulting in a loss, or a lower price than anticipated.

                   29 Prospectus - International Mutual Funds

INVESTMENT ADVISER
The day-to-day operations of the funds, including investment decisions, have been delegated to the adviser, Morgan Grenfell Investment Services Limited (MGIS or the adviser). MGIS is located at 20 Finsbury Circus, London, England. MGIS provides a full range of international investment advisory services to institutional clients, and as of October 31, 1998, managed approximately $12.1 billion in assets. The adviser is responsible for making specific decisions to buy and sell portfolio securities for the funds. The adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For these services, the adviser is entitled to a monthly fee at an annual rate of each fund's average daily net assets as follows:

Morgan Grenfell International Select Equity Fund                    0.70%
Morgan Grenfell Global Equity Fund                                  0.70%
Morgan Grenfell European Equity Growth Fund                         0.70%
Morgan Grenfell New Asia Fund                                       0.70%
Morgan Grenfell International Small Cap
    Equity Fund                                                     1.00%
Morgan Grenfell Japanese Small Cap Equity
    Fund                                                            1.00%
Morgan Grenfell European Small Cap Equity
    Fund                                                            1.00%
Morgan Grenfell Emerging Markets Equity Fund                        1.00%
Morgan Grenfell Core Global Fixed Income Fund                       0.50%
Morgan Grenfell Global Fixed Income Fund                            0.50%
Morgan Grenfell International Fixed Income
    Fund                                                            0.50%
Morgan Grenfell Emerging Markets Debt Fund                          1.00%
Morgan Grenfell Emerging Local Currency Debt
    Fund                                                            0.60%


MGIS is a subsidiary of Morgan Grenfell Asset Management Limited (MGAM), which is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

PORTFOLIO MANAGEMENT

A committee made up of investment professionals and analysts employed by the adviser makes all of the funds' investment decisions.

                   30 Prospectus - International Mutual Funds

Managing Your Investment


BUYING AND SELLING SHARES
-----------------------------------------
BUYING AND SELLING SHARES THROUGH A PLAN

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

BUYING AND SELLING SHARES THROUGH A BROKER

Each fund has authorized brokers to accept purchase and redemption orders on behalf of the fund. If you invest through a broker, you may be subject to minimums established by the broker. Also, you may be subject to transaction fees for buying or selling shares. When you buy or sell shares through a broker, it is the responsibility of the broker to forward the request to us. If we do not receive the request in a timely manner, you may not receive that day's NAV. Your financial professional will be able to assist you in establishing your fund account, buying and selling shares, and monitoring your investment. To open an account without the help of a financial professional, please use the instructions on these pages.

BUYING AND SELLING SHARES DIRECTLY

SALES CHARGE. There is no sales charge for buying institutional shares of the funds listed in this prospectus.

MINIMUM INITIAL INVESTMENT. The minimum initial investment is $250,000. We reserve the right to vary the initial investment amount at any time. We also reserve the right to waive the minimum initial investment amount at any time.

MINIMUM ADDITIONAL INVESTMENT. There is no minimum additional investment amount. We reserve the right to establish minimums for additional investments at any time.

Each fund reserves the right to reject any purchase order or suspend the offering of its shares.

Buying Shares for the First Time

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

BY MAIL. Complete the enclosed account application and mail it with a check to Morgan Grenfell Investment Trust.
BY WIRE. You must have an account with a commercial bank that is a member of the Federal Reserve System. We do not charge a wire fee, but your bank might.

- First, telephone 1-800-550-6426 to be assigned an account number.
- Even if you are purchasing shares by wire, you must promptly complete the account application accompanying this prospectus and send it to Morgan Grenfell Investment Trust.
- Specify your name, account number, taxpayer identification or social security number and address in the wire. Have the wire sent to: United Missouri Bank, N.A. ABA No. 10-10-00695 For: Account Number 98-7052-395-7
  Further Credit: [appropriate fund name]

Buying Additional Shares

BY MAIL. Send a check along with either an order form or a letter stating the amount of investment to be made, the name of the fund you want to invest in, and your account number to Morgan Grenfell Investment Trust.

BY WIRE. We do not charge a wire fee, but your bank might. Specify your name, account number, taxpayer identification or social security number and address in the wire. Have the wire sent to: United Missouri Bank, N.A. ABA No. 10-10-00695
For: Account Number 98-7052-395-7 Further Credit: [appropriate fund name]

Selling Shares

BY MAIL. Specify the number of institutional shares you wish to sell, the name of the fund from which institutional shares are being redeemed, your account number, payment instructions, and the exact registration on the account. Send the information to Morgan Grenfell Investment Trust. Make sure you sign your letter. Additional information, such as a signature guarantee, may be required.

BY PHONE. If you have selected the optional telephone redemption privilege on your account application, you may redeem institutional shares of any fund, without charge, by calling 1-800-550-6426. Requests must be made before 4:00 p.m. Eastern Standard Time. After your request has been

          ALL CORRESPONDENCE SHOULD BE SENT TO:

BY REGULAR MAIL                         BY OVERNIGHT MAIL
Morgan Grenfell                         Morgan Grenfell
Investment Trust                        Investment Trust
P.O. Box 419165                         c/o DST Systems, Inc.
Kansas City, MO                         CT-8 Tower
64141-6165                              330 West 9th Street
                                        Kansas City, MO 64105


                   31 Prospectus - International Mutual Funds

Managing Your Investment

---------------------------------------
verified, a check for the net amount will be mailed to the registered owner(s) at the address of record. It may be difficult to implement telephone redemptions in times of dramatic economic or market changes.

You may be asked to provide certain information that is unique to your account, in order for us to verify the authenticity of your phone call.

HOW SHARES ARE PRICED

The price you pay when you buy, or receive when you sell, is based upon the net asset value (NAV) of your fund. The NAV is calculated by dividing the net assets (total assets minus liabilities) of each fund class by the number of shares of that class outstanding. The NAV is calculated at the close of regular trading every day the New York Stock Exchange (NYSE) is open for business (generally 4:00 p.m., Eastern time). If the NYSE closes early, the fund will accelerate the calculation of NAV and transaction deadlines to the actual closing time. Shares will not be priced on national holidays or other days on which the NYSE is closed for trading.

The fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the fund or our broker, provided that your broker forwards your order to the fund in a timely manner.

Certain shares held by the funds are listed on foreign exchanges and trade at times and on days when the NYSE is closed. As a result, the net asset value of each class of each fund may be significantly affected by such trading and at times and on days when you have no ability to redeem shares of the fund.

If the adviser believes that an asset's market value does not reflect its fair value, then the Board of Trustees, in good faith, will determine fair value.

PAYMENT OF REDEMPTION PROCEEDS

BY WIRE. When you sell shares, the proceeds will be wired to the bank account you designated on the account application, unless payment by check has been requested. Normally, redemption proceeds will be wired no more than seven days after the transfer agent receives the appropriate redemption request documents, including any additional documentation we may ask for, to verify the authenticity of your request. Frequently, the proceeds will be wired on the next Business Day after receipt of such documents.

You may receive your redemption proceeds by Federal Reserve wire or Automated Clearing House (ACH) wire. Redemption requests by federal wire cannot be made on federal holidays. Transactions made by ACH will not be posted to a shareholder's bank account until the second business day following the transaction. We do not charge a wire fee, but your bank might.

If you wish to change the bank designated to receive redemption proceeds, you or an authorized representative must send a signed written request to the transfer agent. The signature must be guaranteed by a bank, a member of a national stock exchange, or another eligible institution. The transfer agent may require additional documentation in connection with your request. Please contact the transfer agent for more information.

The payment of redemption proceeds for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

You may redeem shares in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period. Redemptions in excess of this limitation may be made in-kind. Please see the SAI for more information.

          ALL CORRESPONDENCE SHOULD BE SENT TO:

BY REGULAR MAIL                         BY OVERNIGHT MAIL
Morgan Grenfell                         Morgan Grenfell
Investment Trust                        Investment Trust
P.O. Box 419165                         c/o DST Systems, Inc.
Kansas City, MO                         CT-8 Tower
64141-6165                              330 West 9th Street
                                        Kansas City, MO 64105


                   32 Prospectus - International Mutual Funds

Managing Your Investment


HOLDING SHARES
-------------------
EXCHANGING SHARES
Institutional shares of one fund can be exchanged for institutional shares of any other Morgan Grenfell fund in amounts as low as $50,000. Be sure to read the prospectus relating to the institutional shares of the fund you wish to acquire and consider its investment objective, policies and fees before making an exchange into that fund. An exchange of a fund's shares for shares of another fund will be treated as a sale of the fund's shares and a gain on the transaction may be subject to federal income tax.
BY MAIL. Send a written request to Morgan Grenfell Investment Trust.
BY PHONE. Telephone 1-800-550-6426 to speak to a Representative.

DIVIDENDS AND DISTRIBUTIONS
Each of the funds described in this prospectus pays dividends from net investment income and net capital gains to shareholders, at least annually. Your share of the income and capital gains the fund distributes is based on the number of shares you own. You can receive your distributions in cash or reinvest them in the same fund. You may change this preference at any time by notifying us in writing. If no election is made, all dividends and capital gain distributions will be reinvested in the same fund. The fund's distributions, whether received in cash or reinvested in additional shares of the fund, may be subject to federal, state and local tax.

TAX CONSIDERATIONS
This tax information is general in nature and may not apply to certain tax-deferred accounts or other non-taxable entities. You should consult your tax adviser to discuss how investing in the funds described in this prospectus will affect your personal tax situation. As a shareholder, you will generally pay taxes on the dividends and distributions you receive, whether they are received in cash or reinvested. Selling or exchanging shares or receiving dividends and distributions will create tax liability. The following demonstrates how various transactions are taxed for federal income tax purposes.

DISTRIBUTION
RECEIVED:                           TREATED AS:
Income Dividends and                Ordinary income
Short-term capital
gains distributions
Long-term capital                   Capital gains (generally
gains distributions                 taxed at a maximum of 20%)
(over 12 months)
Selling or exchanging               Generally, capital gains or
shares owned more                   losses
than a year
Selling or exchanging               For gains: short-term
shares owned one year               capital gains; For losses:
or less than a year                 special rules apply. Please
                                    consult your tax adviser or
                                    see the SAI.


If you buy shares of a fund right before it makes a taxable dividend or distribution, part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage since you will pay tax on the dividend but will not have shared in the increase in NAV of the fund.
If you sell shares at a loss for tax purposes and invest in a substantially similar investment within a 61 day period beginning 30 days before and ending 30 days after the sale date, the sale is generally considered a "wash sale" and you will be unable to claim a tax loss.
Every year, the fund will send you information detailing the amount of income and capital gains distributed to you for the previous year and the proceeds of your redemptions (including exchanges).
If you fail to furnish your correct taxpayer identification number and required certifications, you may be subject to a 31% backup withholding tax. Foreign investors are subject to different tax rules and may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends. Unless a current IRS Form W-8 or acceptable substitute is on file, backup withholding on certain other payments may apply as well.
Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                   33 Prospectus - International Mutual Funds

FINANCIAL HIGHLIGHTS
--------------------------------
The financial highlights table is intended to help you understand the funds' financial performance for the past 5 years, or, if shorter, the period of the funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information (SAI) and annual report, which is available on request.

No data is shown below for Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Fund, Morgan Grenfell Japanese Small Cap Equity Fund and Morgan Grenfell Emerging Local Currency Debt Fund because institutional shares of these funds had not commenced operations on or prior to October 31, 1998.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                NET
                                   NET ASSET      NET         REALIZED     DISTRIBUTIONS
                                     VALUE     INVESTMENT       AND          FROM NET     DISTRIBUTIONS  NET ASSET
                                   BEGINNING    INCOME/      UNREALIZED     INVESTMENT    FROM REALIZED  VALUE END     TOTAL
                                   OF PERIOD     (LOSS)    GAINS (LOSSES)     INCOME      CAPITAL GAINS  OF PERIOD     RETURN
                                   ---------   ----------  --------------  -------------  -------------  ---------   ----------


International Select Equity Fund:

Institutional Shares
   1998                             $11.62       $0.12         $0.90         $(0.23)         $(0.39)      $12.02        9.28%
   1997                              11.88        0.16          0.28          (0.15)          (0.55)       11.62        3.78
   1996                              10.95        0.11          1.25          (0.43)             --        11.88       12.70
   1995(1)                           10.00        0.08          0.87              --             --        10.95        9.50+
   -------

European Equity Growth Fund:

Institutional Shares
   1998                             $12.81       $0.15          $1.68        $(0.24)         $(0.90)      $13.50       15.36%
   1997                              10.60        0.25           2.11         (0.03)          (0.12)       12.81       22.48
   1996(2)                           10.00          --           0.60             --             --        10.60        6.00+
   -------

International Small Cap Equity Fund:

Institutional Shares
   1998                              $8.81       $0.08          $0.07        $(0.10)            $--        $8.86        1.81%
   1997                               9.96        0.10         (1.12)         (0.13)             --         8.81      (10.40)
   1996                               9.40        0.03          0.57          (0.04)             --         9.96        6.43
   1995                              10.35        0.03         (0.72)         (0.04)         (0.22)         9.40       (6.67)
   1994(3)                           10.00        0.02          0.33              --             --        10.35        3.50+




                                                                                            RATIO OF NET
                                                                               RATIO OF      INVESTMENT
                                                                RATIO OF       EXPENSES    INCOME/(LOSS)
                                                                   NET        TO AVERAGE   TO AVERAGE NET
                                                   RATIO OF    INVESTMENT     NET ASSETS       ASSETS
                                    NET ASSETS     EXPENSES   INCOME/(LOSS)   (EXCLUDING     (EXCLUDING     PORTFOLIO
                                       END OF      TO AVERAGE   TO AVERAGE      EXPENSE        EXPENSE      TURNOVER
                                    PERIOD (000)   NET ASSETS   NET ASSETS    LIMITATIONS)   LIMITATIONS)     RATE
                                   ------------   ----------   ----------    ------------   ------------     -----
International Select Equity Fund:

Institutional Shares
   1998                                $5,419       0.90%         0.92%         2.89%         (1.07)%         127%
   1997                                 4,954       0.90          0.97          2.79          (0.92)           55
   1996                                 3,423       0.90          0.72          3.59          (1.97)           39
   1995(1)                              2,738       0.90          1.55          2.73          (0.28)           19
   -------

European Equity Growth Fund:

Institutional Shares
   1998                               $45,387       0.90%         1.12%         1.13%          0.89%           49%
   1997                                39,330       0.90          1.71          1.17            1.44           45
   1996(2)                             17,902       0.90         (0.41)         1.40           (0.91)           5
   -------

International Small Cap Equity Fund

Institutional Shares
   1998                               $24,410       1.25%         0.43%         1.49%          0.19%          106%
   1997                                53,395       1.25          0.16          1.37            0.04           59
   1996                               106,709       1.25          0.35          1.38            0.22           47
   1995                                90,917       1.25          0.41          1.48            0.18           62
   1994(3)                             68,798       1.25          0.34          1.67           (0.08)          41



  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) INTERNATIONAL SELECT EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EUROPEAN EQUITY GROWTH FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/03/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/03/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

                   34 Prospectus - International Mutual Funds


FINANCIAL HIGHLIGHTS  (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               NET
                                   NET ASSET     NET         REALIZED      DISTRIBUTIONS
                                     VALUE    INVESTMENT       AND          FROM NET      DISTRIBUTIONS  NET ASSET
                                   BEGINNING   INCOME/       UNREALIZED     INVESTMENT    FROM REALIZED  VALUE END      TOTAL
                                   OF PERIOD    (LOSS)     GAINS (LOSSES)    INCOME       CAPITAL GAINS  OF PERIOD      RETURN
                                   ---------  ----------   --------------   -----------   -------------- ---------    ---------

European Small Cap Equity Fund:

Institutional Shares
   1998                             $11.80       $0.11         $1.61         $(0.04)           $--       $13.48         14.65%
   1997                              12.54        0.04         (0.22)         (0.18)         (0.38)       11.80         (1.47)
   1996                              11.55        0.12          1.03          (0.12)         (0.04)       12.54         10.06
   1995(1)                           10.00        0.12          1.44          (0.01)            --        11.55         15.66+
   -------

Emerging Markets Equity Fund:

Institutional Shares
   1998                              $7.69       $0.03        $(2.42)           $--         $(0.38)       $4.92        (32.66)%
   1997                               8.80       (0.03)        (0.85)         (0.01)         (0.22)        7.69        (10.31)
   1996                               8.11        0.06          0.75          (0.03)         (0.09)        8.80         10.02
   1995                              11.00        0.04         (2.29)         (0.02)         (0.62)        8.11        (21.00)
   1994(2)                           10.00       (0.01)         1.01             --             --        11.00         10.00+
   -------

Global Fixed Income Fund:

Institutional Shares
   1998                             $10.84       $0.63         $0.45         $(0.34)        $(0.22)      $11.36         10.58%
   1997                              11.26        0.35          0.01          (0.50)         (0.28)       10.84          3.34
   1996                              10.99        0.59          0.12          (0.37)         (0.07)       11.26          6.60
   1995                               9.85        0.35          0.99          (0.20)            --        10.99         13.88
   1994(3)                           10.00        0.25         (0.40)            --             --         9.85         (1.50)+
   -------

Core Global Fixed Income:

Institutional Shares
   1998(4)                          $10.00       $0.19         $0.78            $--            $--       $10.97          9.70%+
   -------

International Fixed Income Fund:

Institutional Shares
   1998                             $10.16       $0.51         $0.65         $(0.27)        $(0.10)      $10.95          11.87%
   1997                              11.30        0.20         (0.11)         (0.64)         (0.59)       10.16           0.82
   1996                              11.34        0.86         (0.12)         (0.66)         (0.12)       11.30           6.82
   1995                               9.94        0.42          1.03          (0.05)            --        11.34          14.66
   1994(5)                           10.00        0.29         (0.35)            --             --         9.94          (0.60)+
   -------

Emerging Markets Debt Fund:

Institutional Shares
   1998                             $11.95       $1.81        $(4.12)        $(1.32)        $(2.50)       $5.82         (30.35)%
   1997                              13.36        1.05          0.40          (1.32)         (1.54)       11.95          12.03
   1996                              10.55        1.21          2.60          (1.00)            --        13.36          38.42
   1995                              10.19        0.65         (0.17)         (0.11)         (0.01)       10.55           4.85
   1994(6)                           10.00        0.13          0.06             --             --        10.19           1.90+




                                                                                           RATIO OF NET
                                                                              RATIO OF      INVESTMENT
                                                               RATIO OF       EXPENSES     INCOME/(LOSS)
                                                                  NET        TO AVERAGE    TO AVERAGE NET
                                                  RATIO OF    INVESTMENT     NET ASSETS       ASSETS
                                    NET ASSETS    EXPENSES   INCOME/(LOSS)   (EXCLUDING     (EXCLUDING      TOTAL
                                      END OF     TO AVERAGE   TO AVERAGE      EXPENSE        EXPENSE       TURNOVER
                                    PERIOD (000)  NET ASSETS   NET ASSETS    LIMITATIONS)   LIMITATIONS)     RATE
                                    ------------ -----------  ------------   ------------  -------------   ---------
European Small Cap Equity Fund:

Institutional Shares
   1998                                $2,930      1.25%         0.34%         2.96%         (1.37)%         111%
   1997                                 9,641       1.25          0.58          2.12          (0.29)          44
   1996                                 9,856       1.25          0.96          2.50          (0.29)          49
   1995(1)                              9,336       1.25          1.25          2.24           0.26           34
   -------

Emerging Markets Equity Fund:

Institutional Shares
   1998                               $46,080      1.25%         0.90%         1.52%          0.63%           85%
   1997                                94,101       1.25          0.68          1.44           0.49           94
   1996                                88,279       1.25          0.63          1.52           0.36           69
   1995                                93,288       1.25          0.44          1.55           0.14           49
   1994(2)                             56,892       1.36         (0.12)         1.79          (0.55)          45
   -------

Global Fixed Income Fund:

Institutional Shares
   1998                               $58,422      0.60%         4.82%         0.77%          4.65%          182%
   1997                                92,180       0.65          5.30          0.77           5.18          179
   1996                               149,917       0.75          5.39          0.79           5.35          223
   1995                               139,337       0.78          5.61          0.87           5.52          147
   1994(3)                             53,915       0.85          5.71          1.28           5.28          173
   -------

Core Global Fixed Income:

Institutional Shares
   1998(4)                            $33,585      0.55%         4.19%         0.96%          3.78%          151%
   -------

International Fixed Income Fund:

Institutional Shares
   1998                               $19,521      0.57%         4.36%         1.08%          3.85%          181%
   1997                                27,937       0.65          5.00          1.06           4.59          174
   1996                                21,155       0.75          5.41          1.03           5.13          235
   1995                                27,603       0.78          5.51          1.15           5.14          187
   1994(5)                             15,238       0.85          5.66          1.42           5.09          130
   -------

Emerging Markets Debt Fund:

Institutional Shares
   1998                               $55,684      1.05%         9.82%         1.31%          9.56%          638%
   1997                               187,455       1.32          7.15          1.47           7.00          472
   1996                               102,431       1.50         10.15          1.92           9.73          227
   1995                                84,438       1.79         10.97          2.05          10.71          266
   1994(6)                             16,248       1.90          7.04          2.60           6.34           52



  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) EUROPEAN  SMALL CAP EQUITY FUND  INSTITUTIONAL  SHARES  COMMENCED
    OPERATIONS  ON 11/01/94.  ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/04/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) CORE GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/4/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

                   35 Prospectus - International Mutual Funds

Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In each fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The annual report also includes the report of the fund's independent accountants.

The Statement of Additional Information (SAI) is a supplement to this prospectus. The SAI contains further information about a fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountant's report. A current SAI for the funds is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

A free copy of the current annual/semi-annual report, the SAI, and other information and answers to questions about the funds are available by contacting:

Morgan Grenfell Investment Trust
P.O. Box 419165
Kansas City, MO 64141-6165

Telephone: 1-800-550-6426

Information about a fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330.

Copies of information can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009

Or you can visit the SEC Web site at: www.sec.gov Registration Number: 811-8006

                                                            MG-F-03-0299-01

                                                                       EXHIBIT E

BT INVESTMENT FUNDS
(BT Investment International Equity Fund, BT Investment International Small Company Equity Fund, BT Investment Global Emerging Markets Equity Fund, BT Investment Latin American Equity Fund, BT Investment Pacific Basin Equity Fund)

BT INSTITUTIONAL FUNDS
(BT Institutional Global Emerging Markets Equity Fund)

PROSPECTUS SUPPLEMENT DATED JULY 15, 1999, REPLACING SUPPLEMENT DATED JUNE 21, 1999.

THE FOLLOWING APPLIES TO SHARES OF THE BT INVESTMENT GLOBAL EMERGING MARKETS EQUITY FUND:

On June 9, 1999, the Board of Trustees voted to recommend the merger of the BT Investment Global Emerging Markets Equity Fund (the "BT Fund") into the Morgan Grenfell Emerging Markets Equity Fund (the "Morgan Grenfell Fund"). The Board also voted to cease establishing new accounts in the BT Fund as of June 14, 1999. The Board has determined that this proposal is in the best interests of shareholders.

The merger requires the approval of the BT Fund's shareholders. A Special Meeting of Shareholders is scheduled for October 8, 1999, at which time this proposal will be put forth for a shareholder vote. If the shareholders approve the merger, shares of the BT Fund will be converted to shares of the Morgan Grenfell Fund in the fourth quarter 1999. The transfer of shares from the BT Fund to the Morgan Grenfell Fund would not be a taxable transaction for shareholders.

THE FOLLOWING REVISES AND SUPERCEDES, AS APPLICABLE, THE SECTION "MANAGEMENT OF THE FUND(S)" IN THE PROSPECTUSES FOR THE BT INVESTMENT INTERNATIONAL SMALL COMPANY EQUITY FUND, BT INVESTMENT GLOBAL EMERGING MARKETS EQUITY FUND, BT INVESTMENT LATIN AMERICAN EQUITY FUND, BT INVESTMENT PACIFIC BASIN EQUITY FUND AND BT INSTITUTIONAL GLOBAL EMERGING MARKETS EQUITY FUND:

Effective May 1, 1999, BT Funds Management (International) Limited no longer serves as sub-adviser to the Funds. Bankers Trust Company ("Bankers Trust" or the "Investment Adviser"), the Funds' investment adviser, will assume day-to-day investment decision-making responsibility for the Funds and their corresponding master portfolios.

THE FOLLOWING REVISES AND SUPERCEDES THE SECTION "MANAGEMENT OF THE FUND(S)" IN EACH FUND'S PROSPECTUS:

Prior to June 4, 1999, Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to each Fund will be maintained at their current level.

                                      * * *

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING REPLACES THE "PORTFOLIO MANAGER(S)" SECTION IN THE PROSPECTUSES FOR THE BT INVESTMENT GLOBAL EMERGING MARKETS EQUITY FUND, BT INVESTMENT PACIFIC BASIN EQUITY FUND AND BT INSTITUTIONAL GLOBAL EMERGING MARKETS EQUITY FUND:

Portfolio Manager.

Julie Wang
o   Principal of Bankers Trust and Portfolio Manager for the portfolios.
o   Joined Bankers Trust in 1994 and the portfolios in 1998.
o   Specializes in emerging markets.
o   Ten years of investment management experience.
o   Served as Investment Manager at American International Group from 1991 to
    1994.
o Bachelor's degree in economics from Yale University; MBA from The Wharton School, University of Pennsylvania.

THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGERS" IN THE PROSPECTUS FOR THE BT INVESTMENT LATIN AMERICAN EQUITY FUND:

Portfolio Manager.

Neil Jenkins, CFA
o Director, Morgan Grenfell Investment Services Limited ("MGIS") and Portfolio Manager for the portfolio.
o   Joined the Investment Adviser and the portfolio in July 1999.
o   Held various positions with MGIS since 1985.
o   Specializes in emerging markets.
o   Fourteen years of investment management experience.
o   M.A., German and Russian, Oxford University.


THE FOLLOWING SUPPLEMENTS THE SECTION "BUYING AND SELLING FUND SHARES" IN THE PROSPECTUS FOR THE BT INVESTMENT INTERNATIONAL SMALL COMPANY EQUITY FUND:

Effective April 22, 1999, the BT Investment International Small Company Equity Fund ceased accepting additional purchase orders. The Board of Trustees reached the decision to liquidate the Fund after careful consideration. The Fund liquidated all of its assets effective May 28, 1999.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIPS:  055922868   055922686   055922678   055922785   055922736  055924823

PROSPECTUS: JANUARY 31, 1999

[BT MUTUAL FUNDS LOGO APPEARS HERE]




                               BT Mutual Funds
International Equity Fund
International Small Company Equity Fund
Global Emerging Markets Equity Fund
Latin American Equity Fund
Pacific Basin Equity Fund

                    INVESTING IN STOCKS AND OTHER EQUITY SECURITIES OF
                    COMPANIES
                    OUTSIDE THE UNITED STATES






                    TRUST: BT INVESTMENT FUNDS
                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

     TABLE OF CONTENTS
     ----------------------------------------
3    INTERNATIONAL EQUITY FUND
12   INTERNATIONAL SMALL COMPANY EQUITY FUND
19   GLOBAL EMERGING MARKETS EQUITY FUND
26   LATIN AMERICAN EQUITY FUND
35   PACIFIC BASIN EQUITY FUND
44   INFORMATION CONCERNING ALL FUNDS
44   Management of the Funds
45   Calculating a Fund's Share Price
45   Performance Information
46   Dividends and Distributions
46   Tax Considerations
46   Buying and Selling Fund Shares


                     2
                   -----

          INTERNATIONAL EQUITY FUND



                              Overview

                  [GOAL: The Fund invests for long-term capital appreciation.
                   CORE STRATEGY: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the
                   United States.]



       International Equity Fund
       OVERVIEW OF THE INTERNATIONAL EQUITY FUND
 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses
       A DETAILED LOOK AT THE INTERNATIONAL EQUITY FUND
 7     Objective
 7     Strategy
 7     Principal Investments
 8     Investment Process
 8     Risks
10     Portfolio Managers
11     Financial Highlights





INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.



                                            3
                                          ------

Overview of the International Equity Fund


PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that the Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.


WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the International Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

You should not consider investing in the International Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE INTERNATIONAL EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



                                            4
                                          ------

                                       Overview of the International Equity Fund

YEAR-BY-YEAR RETURNS
(EACH FULL CALENDAR YEAR SINCE INCEPTION)
[BAR CHART APPEARS HERE BELOW WITH THE FOLLOWING INFORMATION.]





1993    1994   1995    1996    1997     1998
-----   ----   ----    -----  -----    ------
37.38% 4.11%  16.10%   21.32%  17.37%  20.82%


Since inception, the Fund's highest return in any calendar quarter was 19.44% and its lowest quarterly return was -16.58%. Past performance offers no indication of how the Fund will perform in the future.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on August 4, 1992 (its inception date). The table compares the Fund's average annual return with the MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX over the last one and five years and since its inception. Bear in mind that the Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.

--------------------------------------

THE MSCI EAFE INDEX of major markets in Europe, Australia and the Far East
(EAFE) is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


AVERAGE ANNUAL RETURNS
(AS OF DECEMBER 31, 1998)




                                                            Since Inception
                                 1 year       5 years      (August 4, 1992)(1)
                              -----------   -----------   ------------------
INTERNATIONAL EQUITY FUND         20.82%        15.77%           17.34%
---------------------------       -----         -----            -----
EAFE Index                        20.00%         9.19%           11.93%
---------------------------       -----         -----            -----
Lipper International Fund
 Universe(2)                      13.02%         7.69%           11.04%
----------                        -----         -----            -----



(1)The EAFE Index and Lipper International Fund Universe averages are calculated from July 31, 1992.
(2)Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States.



                                        5
                                     -------

Overview of the International Equity Fund

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)



The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.(1) Your actual costs may be higher or lower.


(1)Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master fund in which the International Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)
(2)Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.50%.
(3)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                             Percentage of Average
                                               Daily Net Assets(1)
                                          ---------------------------
Management Fees                                       0.65%
---------------------------------------            -------
Distribution and Service (12b-1) Fees               None
---------------------------------------            -------
Other Fund Operating Expenses                         1.05%
---------------------------------------            -------
Total Fund Operating Expenses                         1.70%
---------------------------------------            -------
Less: Fee Waivers or Expense
      Reimbursement                                  (0.20)%(2)
---------------------------------------            ------------
NET EXPENSES                                          1.50%
---------------------------------------            ------------




          [EXPENSE EXAMPLE(3)
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
          $153       $520        $921        $2,047]



                                            6
                                          ------

          INTERNATIONAL EQUITY FUND



                              A detailed look


OBJECTIVE
The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.



PRINCIPAL INVESTMENTS
Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of net assets in emerging markets.


BEST/WORST PERFORMING STOCK MARKETS

[BAR CHART APPEARS BELOW DEPICTING THE BEST/WORST PERFORMING STOCK MARKETS]


       1988                    1994
New Zealand   -12%      Hong Kong        -5%
Belgium        55%      Finland          52%

       1989                    1995
Finland        -9%      Austria          -4%
Austria       104%      Switzerland      45%

       1990                    1996
New Zealand   -37%      Japan           -15%
United Kingdom 10%      Spain            41%

       1991                    1997
Finland       -17%      Malaysia        -68%
Hong Kong      50%      Switzerland      45%

       1992                    1998
Denmark       -28%      Norway          -30%
Hong Kong      32%      Finland         123%

       1993
US             10%
Hong Kong     116%

Returns in U.S. dollars
--------------------------------------------------------------------------------
THIS CHART DOES NOT REPRESENT THE PERFORMANCE OF ANY OF THE BT MUTUAL FUNDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.



From 1988 to 1998, the difference in annual returns between the strongest performing markets and the weakest averaged 81%, according to Factset. And the United States, notwithstanding some outstanding years during this period, never posted the best annual return. Thus, by maintaining a presence across the developed markets, investors can potentially improve their returns compared to investing solely in U.S. stocks.


                                            7
                                           ----

A Detailed Look at the International Equity Fund

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.


RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


PRIMARY RISKS

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria.


We subject a stock to intensive review if:
- its rate of price appreciation begins to trail that of its national stock index;
- the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or
- the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.


Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the Investment Adviser devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:


- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.

Emerging Market Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition,

--------------------------------------------------------------------------------

CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.



                                            8
                                           ----

                                A Detailed Look at the International Equity Fund


profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.


SECONDARY RISKS

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts.
These investments, when made, are for hedging purposes. If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5%
of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.
--------------------------------------------------------------------------------
FUTURES CONTRACTS and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.


                                            9
                                           ----

A Detailed Look at the International Equity Fund

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


Michael Levy, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
- Joined Bankers Trust and the Fund in 1993.
- Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.
- 27 years of business experience, 17 of them as an investment professional.
- Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
- Joined Bankers Trust and the Fund in 1994.

- Specializes in Japanese and European stock and market analysis. - Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.
- 17 years of investment industry experience.
- Degrees from the University of Southern California and Harvard University.

Julie Wang, Principal of Bankers Trust and Co-Manager of the Fund.
- Joined Bankers Trust and the Fund in 1994.
- Focuses on the Fund's Asia-Pacific investments and its emerging-markets exposure.
- Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.
- 10 years of investment management experience.
- Bachelors degree in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.


                                            10
                                           ----

                                A Detailed Look at the International Equity Fund

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


                                                                                            FOR THE
                                                                                            PERIOD
                                                                                           JANUARY 1,
                                                FOR THE        FOR THE        FOR THE         1995         FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH      YEAR ENDED
                                             SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,
                                                 1998           1997           1996           1995(1)          1994
                                            -------------- -------------- -------------- -------------- -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD          $   22.13       $ 16.77        $ 15.47        $ 13.37        $ 13.18
-------------------------------------------   ---------       -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.02          0.09           0.18           0.14           0.10
-------------------------------------------   ---------       -------        -------        -------        -------
Net Realized and Unrealized Gain (Loss) on
 Investment, Option, Foreign Currency,
 Forward Foreign Currency and Foreign
 Futures Contracts                                (0.87)         5.63           1.80           1.97           0.44
-------------------------------------------   ---------       -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS                  (0.85)         5.72           1.98           2.11           0.54
-------------------------------------------   ---------       -------        -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             (0.01)        (0.16)         (0.31)            --          (0.09)
-------------------------------------------   ---------       --------       --------       -------        -------
Net Realized Gains                                (0.59)        (0.20)         (0.37)         (0.01)         (0.26)
-------------------------------------------   ---------       --------       --------       -------        -------
TOTAL DISTRIBUTIONS                               (0.60)        (0.36)         (0.68)         (0.01)         (0.35)
-------------------------------------------   ---------       --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD                $   20.68       $ 22.13        $ 16.77        $ 15.47        $ 13.37
-------------------------------------------   ---------       --------       --------       -------        -------
TOTAL INVESTMENT RETURN                           (3.73)%       34.76%         13.42%         15.82%          4.12%
-------------------------------------------   ---------       --------       --------       -------        -------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)     $1,251,580      $525,520       $161,692      $  82,807        $56,020
-------------------------------------------   ----------      --------       --------      --------        -------
Ratios to Average Net Assets:
Net Investment Income                              0.61%         0.53%          0.91%          1.55%(2)       0.84%
-------------------------------------------   ----------      --------       --------      ----------      -------
Expenses, Including Expenses of the
 International Equity Portfolio                    1.50%         1.50%          1.50%          1.50%(2)       1.50%
Decrease Reflected in Above Expense Ratio
 Due to Absorption of Expenses by
 Bankers Trust                                     0.20%         0.18%          0.26%          0.33%(2)       0.37%
-------------------------------------------   ----------      --------       --------      ----------      -------
Portfolio Turnover Rate(3)                           65%           63%            68%            21%            15%
-------------------------------------------   ----------      --------       --------      ----------      -------



(1)On August 2, 1995, the Fund changed its fiscal year-end from December 31 to September 30.
(2)Annualized
(3)The portfolio turnover rate is the rate for the master fund in which the Fund invests its assets.


                                       11
                                      ----

          INTERNATIONAL SMALL COMPANY EQUITY FUND



                              Overview

                  [GOAL: The Fund invests for long-term capital appreciation.
                   CORE STRATEGY: The Fund invests primarily in the stocks and other equity securities of small companies in developed countries outside the United States.]



       International Small Company Equity Fund
       OVERVIEW OF THE INTERNATIONAL SMALL COMPANY
       EQUITY FUND
12     Goal
12     Core Strategy
12     Investment Policies and Strategies
13     Principal Risks of Investing in the Fund
13     Who Should Consider Investing in the Fund
14     Total Returns, After Fees and Expenses
14     Annual Fund Operating Expenses
       A DETAILED LOOK AT THE INTERNATIONAL SMALL
       COMPANY EQUITY FUND
15     Objective
15     Strategy
15     Principal Investments
15     Investment Process
15     Risks
17     Portfolio Manager
18     Financial Highlights




INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing principally in roughly 50 to 80 small companies in developed countries outside the United States. The companies are selected by combining an extensive tracking system, direct contact with the company, its management, and its competitors, and a look at the market in which the company is trading.



                                            12
                                           ----

                         Overview of the International Small Company Equity Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that our Investment Adviser has selected could perform poorly;
- The stock market could perform poorly in one or more of the countries in which the Fund has invested; or
- Small company stock returns trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the International Small Company Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the International Small Company Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.



The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone or in established large company stocks or medium-sized company stocks.


AN INVESTMENT IN THE INTERNATIONAL SMALL COMPANY EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                            13
                                           ----

Overview of the International Small Company Equity Fund

TOTAL RETURNS, AFTER FEES AND EXPENSES

The Fund first opened to investors on June 30, 1998. Therefore, it does not have a full calendar year of annual operating performance to report.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)


The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of the International Small Company Equity Fund.

Expense Example. The example on this page illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds.(1) Your actual costs may be higher or lower.


(1)Information on the annual operating expenses reflects the expenses of both the Fund and the International Small Company Equity Portfolio, the master fund in which International Small Company Equity Fund invests. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)
2)Generally, when a fund begins operations, its expenses are relatively high and its assets are relatively small, which makes its total fund operating expenses (expressed as a percentage of average daily net assets) relatively high compared to funds with longer operating histories and greater assets.
(3)Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses, so that total expenses will not exceed 1.90%.
(4)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                              Percentage of Average
                                                Daily Net Assets(1)
                                          -----------------------------
Management Fees                                        1.10%
---------------------------------------            --------
Distribution and Service (12b-1) Fees                  none
---------------------------------------            --------
Other Fund Operating Expenses                         34.63%
---------------------------------------            --------
Total Fund Operating Expenses                         35.73%(2)
---------------------------------------            ------------
Less: Fee Waivers or Expense
  Reimbursement                                      (33.83)%(3)
---------------------------------------            -------------
NET EXPENSES                                           1.90%
---------------------------------------            -------------




          [EXPENSE EXAMPLE(4)
           1 year     3 years
          --------   --------
          $193       $4,629]



                                            14
                                           ----

          INTERNATIONAL SMALL COMPANY EQUITY FUND



                              A detailed look
OBJECTIVE
The Fund seeks long-term capital appreciation. Under normal circumstances, it invests at least 65% of its total assets in stock and other securities with equity characteristics of SMALL COMPANIES in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY
The Fund seeks first to identify global industries with strong prospects. The companies in the industry as a whole will be reporting improving cash flow or revenues. Or their stock prices, measured by factors such as earnings, cash flow or REPLACEMENT VALUE per share, may seem low compared to companies in other industries.

Once we have identified the industry, the search begins for smaller enterprises that combine significant potential for earnings growth with reasonable investment value. Such companies have secured a solid competitive position. Their earnings per share and cash flow are increasing at rates comparable to the industry as a whole. But the local stock market may have overlooked these solid fundamentals because of misperception or, as is often the case with small companies, a simple lack of information. Investors in the local market may not have fully understood the impact of legislative, demographic, or technological change that should work in a company's favor, or they may have failed to take into account the impact of a restructuring on the company's profitability.


PRINCIPAL INVESTMENTS
When the Fund is fully invested, it intends to hold the shares of roughly 50 to 80 small companies. It focuses principally on companies having publicly traded shares with a market capitalization within the market capitalization range of THE SALOMON SMITH BARNEY EXTENDED MARKET INDEX -- EXCLUDING U.S. (TOTAL).
--------------------------------------------------------------------------------
We define a "SMALL COMPANY" as, at the time of purchase, having publicly traded shares with a market capitalization within the market capitalization range of The Salomon Smith Barney Extended Market Index -- excluding U.S. (Total).

REPLACEMENT VALUE measures the cost per share of replacing all the physical assets of a business at current prices.

Small companies remain under-researched both in the United States and to an even greater extent abroad, so they may offer fertile ground for finding substantially undervalued stocks. Moreover, the Fund offers an opportunity to invest in companies that often slip beneath the screens of the "large-cap" mutual funds.

While the Fund may invest throughout the world, it intends to invest primarily in Canada, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark, Spain, Ireland, Singapore, Portugal, Sweden, Finland, and Austria.


INVESTMENT PROCESS
Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the 50 to 80 stocks the Fund intends to normally hold. This effort relies on the analytical and forecasting tools that the Investment Adviser has applied and refined in international investing over the last quarter-century. Applying these tools to small company investing calls for face-to-face contact, visits to the company's plants and frequent contact with its management, suppliers, customers and competitors. It also requires the investment team to place their global industry findings in the context of national stock markets: a strong small company might well fail as an investment if its shares trade in a weak stock market.

RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH SMALL COMPANY INVESTING AND INVESTING OUTSIDE THE UNITED STATES, ALONG WITH THOSE OF INVESTING IN GENERAL. WE ALSO DETAIL OUR METHODS FOR DEALING WITH THESE RISKS. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


--------------------------------------------------------------------------------
THE SALOMON SMITH BARNEY EXTENDED MARKET INDEX -- EXCLUDING U.S. (TOTAL), one of the principal global small company stock benchmarks, includes 4,500 companies representing an estimated 20% of the total value of the world's stocks.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. We expect that this Fund will not have a high portfolio turnover rate.
                                       15
                                      -----

A Detailed Look at the International Small Company Equity Fund

PRIMARY RISKS


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock process of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it takes a position in a stock, the Fund's investment team typically establishes a target sell price, at which point they will reevaluate the company's situation to determine whether the deterioration in price mirrors a fundamental deterioration in the business, or whether the reversal is merely temporary.

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the Investment Adviser devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.



SECONDARY RISKS


Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher stock market, information and political risks. Therefore, the Fund carefully limits and balances its commitment to these markets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.



                                            16
                                           -----

                  A Detailed Look at the International Small Company Equity Fund

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.



PORTFOLIO MANAGER


Monik Kotecha is responsible for the day-to-day management of the master portfolio's investments.
- Head Portfolio Manager and Senior Vice President, BT Funds Management (International) Limited ("BTFMI") and Lead Portfolio Manager of the Fund since its inception.
- Joined Bankers Trust in 1994 as analyst for European small company investments.
- Head of BTFMI's Global Small Company Investments and head of Global Small Cap Equities since 1996.
- Eight years of investment management and research experience with Abu Dhabi Investment Authority in London, U.K.
- BSc. honors degree in law and accounting from University College, Cardiff; MSc. from City University Business School, London, U.K.


                                            17
                                           -----

A Detailed Look at the International Small Company Equity Fund

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


                                                                                            FOR THE PERIOD JUNE 30, 1998(1)
                                                                                             THROUGH SEPTEMBER 30, 1998
                                                                                           ------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $   10.00
------------------------------------------------------------------------------------------           ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                                                     0.00(2)
------------------------------------------------------------------------------------------           ----------
Net Realized and Unrealized Gain (Loss) on Investment, Foreign Currency and
 Forward Foreign Currency Contracts                                                                      (1.97)
------------------------------------------------------------------------------------------           ----------
TOTAL LOSS FROM INVESTMENT OPERATIONS                                                                    (1.97)
------------------------------------------------------------------------------------------           ----------
NET ASSET VALUE, END OF PERIOD                                                                       $    8.03
------------------------------------------------------------------------------------------           ----------
TOTAL INVESTMENT RETURN                                                                                 (19.70)%
------------------------------------------------------------------------------------------           ----------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)                                                             $      61
------------------------------------------------------------------------------------------           ----------
Ratios to Average Net Assets:
Net Investment Income(3)                                                                                  0.22%
------------------------------------------------------------------------------------------           ----------
Expenses, Including Expenses of the International Small Company Equity Portfolio(3)                       1.90%
Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by Bankers Trust(3)             210.17%
------------------------------------------------------------------------------------------           ----------
Portfolio Turnover Rate(4)                                                                                   11%
------------------------------------------------------------------------------------------           ----------



(1) Commencement of operations
(2) Less than $0.01 per share
(3) Annualized
(4) The portfolio turnover rate is the rate for the master fund in which the Fund invests its assets.

                                       18
                                      ----

               Global Emerging Markets Equity Fund

                              Overview


                  [GOAL: The Fund invests primarily for long-term capital growth.
                   CORE STRATEGY: The Fund invests in stocks and other equity securities of companies in the world's emerging markets.]




       Global Emerging Markets Equity Fund
       OVERVIEW OF THE GLOBAL EMERGING MARKETS EQUITY
       FUND
19     Goal
19     Core Strategy
19     Investment Policies and Strategies
20     Principal Risks of Investing in the Fund
20     Who Should Consider Investing in the Fund
21     Total Returns, After Fees and Expenses
21     Annual Fund Operating Expenses
       A DETAILED LOOK AT THE GLOBAL EMERGING MARKETS
       EQUITY FUND
22     Objective
22     The Case for Emerging Markets
22     Strategy
22     Principal Investments
23     Investment Process
23     Risks
25     Portfolio Manager
25     Financial Highlights




INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in companies based in emerging markets meeting specific investment criteria. The Fund may also invest a portion of its assets in emerging market bonds or other debt securities. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.



                                            19
                                          ------

Overview of the Global Emerging Markets Equity Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that the Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly or could underperform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:
- Economies in emerging markets are more volatile than developed countries' and are subject to sudden reversals;
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decline in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Global Emerging Markets Equity Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. The Fund is designed for investors who are willing to accept the extreme fluctuation in short-term investment values that have often accompanied this long-term capital growth.


You should not consider investing in the Global Emerging Markets Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not otherwise available to someone who invests in developed market securities alone.


AN INVESTMENT IN THE GLOBAL EMERGING MARKETS EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                            20
                                          ------

                             Overview of the Global Emerging Markets Equity Fund

TOTAL RETURNS, AFTER FEES AND EXPENSES
The Fund first opened to investors on June 30, 1998. Therefore, it does not have a full calendar year of performance to report.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)



The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold shares of the Global Emerging Markets Equity Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds.(1) Your actual costs may be higher or lower.



(1)Information on the annual operating expenses reflects the expenses of both the Fund and the Global Emerging Markets Equity Portfolio, the master fund in which the Global Emerging Markets Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)
(2)Generally, when a fund begins operations, its expenses are relatively high and its assets are relatively small, which makes its total fund operating expenses (expressed as a percentage of average daily net assets) relatively high compared to funds with longer operating histories and greater assets.
(3)Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.90%.
(4)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                              Percentage of Average
                                                Daily Net Assets(1)
                                          -----------------------------
Management Fees                                        1.10%
---------------------------------------             -------
Distribution and Service (12b-1) Fees                  None
---------------------------------------             -------
Other Fund Operating Expenses                          2.88%
---------------------------------------             -------
Total Fund Operating Expenses                          3.98%(2)
---------------------------------------             -----------
Less: Fee Waivers or Expense
  Reimbursements                                      (2.08)%(3)
---------------------------------------             ------------
Net Expenses                                           1.90%
---------------------------------------             ------------




          [EXPENSE EXAMPLE(4)
           1 year     3 years
          --------   --------
          $193       $972]



                                            21
                                          ------

          GLOBAL EMERGING MARKETS EQUITY FUND



                              A detailed look


OBJECTIVE
The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies in the world's EMERGING MARKETS.

The Fund invests for growth, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital growth, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


THE CASE FOR EMERGING MARKETS

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization. The world's two most populous nations -- China and India -- are emerging markets, and they alone account for almost 40% of the world's population. As consumers in these markets rapidly improve their standards of living and as their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, they have substantial long-term growth potential.



STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in the emerging markets that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt.

--------------------------------------------------------------------------------

The EMERGING MARKETS include Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


PRINCIPAL INVESTMENTS
The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa. It looks for businesses that meet critical "investable" criteria:
- solid management and finances that, according to our research, show signs of being able to withstand any turmoil affecting the emerging markets; and
- exporters able to take advantage of a favorable cost structure compared to developed-world competition; and
- domestic providers of goods and services positioned to benefit from the emerging markets' opportunity for long-term growth.

The Fund may also invest up to 35% of its assets in emerging market BONDS and other debt securities.


Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 5% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.

--------------------------------------------------------------------------------

BONDS may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is a corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within a given period. We expect that the Fund will not have a high portfolio turnover rate.

                                       22
                                      ----

                      A Detailed Look at the Global Emerging Markets Equity Fund

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 50 stocks the Fund intends to normally hold when fully invested. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.


RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH EMERGING MARKETS INVESTING, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


PRIMARY RISKS


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it takes a position in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.

Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline those heightened risks below. While the Fund relies on the specific strategies to deal with each of the risks, it employs one general approach in an attempt to reduce risk across the board: diversification. Just as individual investors should spread their investments among a range of securities so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments. In this way, a reversal in one market need not undermine the pursuit of long-term capital growth.


Political Risk. Profound social changes and business practices that depart from developed stock market norms have hindered the growth of emerging stock markets in the past. High levels of debt tend to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging-market investing today. The Fund attempts to avoid them in large part through intensive, ongoing economic and political research.

Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is independently assessing the impact of these differences upon a company's financial conditions and prospects.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.



                                            23
                                          ------

A Detailed Look at the Global Emerging Markets Equity Fund


Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.



SECONDARY RISKS

Small Company Risk. To the extent that the Global Emerging Market Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity and capitalizing on opportunity than their counterpoints at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it may be even harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities. To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many emerging market countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.

Risks Associated with Lower Quality Debt Securities ("Junk Bonds"). The Fund can invest up to 5% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.

CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.


We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.



                                            24
                                           -----

                      A Detailed Look at the Global Emerging Markets Equity Fund


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may have to forego its goal of long-term capital growth.



PORTFOLIO MANAGER


Paul Durham is responsible for the day-to-day management of the master portfolio's investments:
- Managing Director of BT Funds Management (International) Limited ("BTFMI") and Lead Portfolio Manager of the Fund since its inception.

- Head of BTFMI's global emerging markets investing since 1996.
- Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.
- 11 years of investment management experience.
- First-class honors degree in accounting and finance from University of Sydney, Australia.

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling BT Service Center at 1-800-730-1313.


FINANCIAL HIGHLIGHTS



                                                                                            FOR THE PERIOD JUNE 30, 1998(1)
                                                                                             THROUGH SEPTEMBER 30, 1998
                                                                                           ------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $  10.00
------------------------------------------------------------------------------------------            --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                                                     0.03
------------------------------------------------------------------------------------------            --------
Net Realized and Unrealized Loss on Investment, Foreign Currency and Forward Foreign
 Currency Contracts                                                                                      (1.99)
------------------------------------------------------------------------------------------            --------
TOTAL LOSS FROM INVESTMENT OPERATIONS                                                                    (1.96)
------------------------------------------------------------------------------------------            --------
NET ASSET VALUE, END OF PERIOD                                                                        $   8.04
------------------------------------------------------------------------------------------            --------
TOTAL INVESTMENT RETURN                                                                                 (19.60)%
------------------------------------------------------------------------------------------            --------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)                                                              $  1.937
------------------------------------------------------------------------------------------            --------
Ratios to Average Net Assets:
Net Investment Income(2)                                                                                  1.67%
------------------------------------------------------------------------------------------            --------
Expenses, Including Expenses of the Global Emerging Markets Equity Portfolio(2)                           1.90%
Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by Bankers Trust                 10.64%
------------------------------------------------------------------------------------------            --------
Portfolio Turnover Rate(3)                                                                                  38%
------------------------------------------------------------------------------------------            --------


(1)Commencement of operations
(2)Annualized
(3)The portfolio turnover rate is the rate for the master fund in which the Fund invests its assets.


                                       25
                                      ----

                           LATIN AMERICAN EQUITY FUND



                                                  Overview

                  [GOAL: The Fund invests for long-term capital appreciation.
                   CORE STRATEGY: The Fund invests primarily in the stocks and equity securities of companies based in Latin America.]



       Latin American Equity Fund
       OVERVIEW OF THE LATIN AMERICAN EQUITY FUND
26     Goal
26     Core Strategy
26     Investment Policies and Strategies
27     Principal Risks of Investing in the Fund
27     Who Should Consider Investing in the Fund
28     Total Returns, After Fees and Expenses
29     Annual Fund Operating Expenses
       A DETAILED LOOK AT THE LATIN AMERICAN EQUITY FUND
30     Objective
30     The Case for Latin America
30     Strategy
30     Principal Investments
30     Investment Process
31     Risks
32     Portfolio Managers
34     Financial Highlights




INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in the stock and other equity securities of companies based in Latin America. The Fund may also invest a portion of its assets in Latin American bonds and other debt securities. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.



                                            26
                                          ------

                                      Overview of the Latin American Equity Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
-  Stocks that our Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly or could underperform other investments in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests:
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the Latin American Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this long-term capital appreciation.

You should not consider investing in the Latin American Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in developed market securities alone.


AN INVESTMENT IN THE LATIN AMERICAN EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                            27
                                           ----

Overview of the Latin American Equity Fund

YEAR-BY-YEAR RETURNS
(EACH FULL CALENDAR YEAR SINCE INCEPTION)

[BAR GRAPH APPEARS HERE WITH INFORMATION.]



1994      1995     1996     1997      1998
----      -----    -----    -----    -----
-10.95% -24.27%    32.80%   30.80%   -36.23%



Since inception, the Fund's highest return in any calendar quarter was 33.06% and its lowest quarterly return was -33.61%. Past performance offers no indication of how the Fund will perform in the future.


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on October 25, 1993 (its inception date). The table compares the Fund's average annual return with the IFCI (INTERNATIONAL FINANCE CORPORATION INVESTABLE) LATIN AMERICAN INDEX over the last one and five years, and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------

THE IFCI LATIN AMERICAN INDEX is a widely used benchmark of Latin American stocks. It is a model, not an actual portfolio, developed by the IFC, a member of the World Bank Group. It includes the returns of companies traded on stock markets in Latin America.


AVERAGE ANNUAL RETURNS
(AS OF DECEMBER 31, 1998)




                                                                   Since Inception
                                      1 year        5 years      (October 25, 1993)(1)
                                   ------------   -----------   --------------------
LATIN AMERICAN EQUITY FUND             -36.23%        -5.67%            -1.36%
--------------------------------      -------        ------            ------
IFCI Latin American Index              -35.54%        -5.94%            -1.86%
--------------------------------      -------        ------            ------
Lipper Latin American Average(2)       -38.21%        -6.81%            -4.56%
--------------------------------      -------        ------            ------



(1)The IFCI Latin American Index and Lipper Latin American Average are calculated from October 31, 1993 through end of period.
(2)The Lipper Latin American Average represents the average return of mutual funds that invest in the stocks of Latin American companies.


                                       28
                                      ----

                                      Overview of the Latin American Equity Fund

ANNUAL FUND OPERATING EXPENSES

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Latin American Equity Fund.

Expense example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund's expense history with other funds. (1) Your actual costs may be higher or lower.


(1)Information on the annual operating expenses reflects the expenses of both the Fund and the Latin American Equity Portfolio, the master fund into which the Latin American Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).

(2)Bankers Trust has agreed, for the 16 month period from the Fund's fiscal year end of September 30, 1998, to waive its fees or reimburse expenses so that total expense will not exceed 2.00%.

(3)Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                             Percentage of Average
                                               Daily Net Assets(1)
                                          ---------------------------
Management Fees                                       1.00%
---------------------------------------            -------
Distribution and Service (12b-1) Fees                None
---------------------------------------            -------
Other Fund Operating Expenses                         1.66%
---------------------------------------            -------
Total Fund Operating Expenses                         2.66%
---------------------------------------            -------
Less: Fee Waivers or Expense
  Reimbursement                                      (0.66)%(2)
---------------------------------------            ------------
NET EXPENSES                                          2.00%
---------------------------------------            ------------




           [EXPENSE EXAMPLE(3)
           1 Year     3 Years     5 Years     10 Years
          --------   ---------   ---------   ---------
          $203       $755        $1,360      $3,001]



                                            29
                                          ------

          LATIN AMERICAN EQUITY FUND



                              A detailed look


OBJECTIVE
The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies based in LATIN AMERICA.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


THE CASE FOR LATIN AMERICA

Perhaps more than any other developing region, Latin America has adopted the U.S. economic model. Deregulation and reduced rates of inflation have promoted an environment conducive to investing. A large portion of the populations of Argentina, Brazil, Chile and Mexico have benefited from national economic growth and entered the middle class. Their new affluence and aspirations have generated a strong demand for consumer goods. Vast, formerly government-owned enterprises in oil and gas, telecommunications, and electric power are privatizing and selling shares to the public.



STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in Latin America that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

--------------------------------------------------------------------------------
 We define "LATIN AMERICA" as Mexico and all countries in Central America and South America, including Argentina, Brazil, Chile, Columbia, Peru and
Venezuela.

PRINCIPAL INVESTMENTS
The Fund invests primarily in the stock and other equity securities of companies based in Latin America. We consider a company to be based in Latin America if it meets one of four criteria:
- It has its headquarters in the region or is organized under the laws of a Latin American country;
- It derives more than half its revenue from goods or services produced or sales made in the region;
- Its stock trades on a Latin American exchange; or
- It is issued or guaranteed by the government of a country (or its agencies) in Latin America.

The Fund may also invest up to 35% of its assets in Latin American BONDS and other debt securities.

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 10% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.


INVESTMENT PROCESS
Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 30 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.
--------------------------------------------------------------------------------
BONDS may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.


PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.



                                            30
                                           -----

                               A Detailed Look at the Latin American Equity Fund

RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN LATIN AMERICA, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.


PRIMARY RISKS


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it invests in a stock, the Fund's investment team typically establishes a target sell price, at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.


Risks Associated with Investing in Latin America. The stock markets of Latin America have exhibited much greater volatility than those of the United States, Western Europe and Japan. The Fund aims to reduce the risk in this volatility while still capturing the region's inherent potential by diversifying its investments. Just as individual investors should spread their investments so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments among Latin America's stock markets and industries. In this way, a reversal in one stock need not undermine the pursuit of long-term capital appreciation.


Political Risk. Profound social change and business practices that depart from developed market norms have hindered the growth of Latin American stock markets in the past. High levels of debt tend to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have declared moratoriums on the repayment of foreign debts, which has had a negative impact on stocks as well as bonds. They have limited foreign investors' access to capital markets and restricted the flow of profits overseas. And they have resorted to high taxes, expropriation and nationalization. All these threats remain a part of Latin American investing today. The Fund attempts to avoid them, in large part, through intensive, ongoing economic and political research.

Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is independently assessing the impact of these differences upon a company's financial conditions and prospects.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:
- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.

--------------------------------------------------------------------------------

CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.



                                            31
                                           ------

A Detailed Look at the Latin American Equity Fund

SECONDARY RISKS

Small Company Risk. To the extent that the Latin American Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities. To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Latin American countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.

Risks Associated with Lower Quality Debt Securities ("Junk Bonds"). The Fund can invest up to 10% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.


Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may have to forego its goal of long-term capital growth.


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Paul Durham, Managing Director of BT Funds Management (International) Limited ("BTFMI") and Co-Lead Portfolio Manager of the Fund since 1999.
- Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.
- Head of BTFMI's global emerging markets since 1996.


                                            32
                                          ------

                               A Detailed Look at the Latin American Equity Fund

- 11 years of investment management experience.
- First-class honors degree in accounting and finance from University of Sydney, Australia.


Warren Howe, Co-Lead Portfolio Manager of the Fund.
- Joined Bankers Trust in 1992 and the Fund in 1998.
- Lead Latin American equities portfolio manager.
- Six years of investment management and analyst experience.
- Bachelor's degree in Commerce from University of New South Wales; Master's degree in Applied Finance from Macquarie University.


Julie Wang, Principal of Bankers Trust and Co-Manager of the Fund.
- Joined Bankers Trust in 1994 and the Fund in 1998.
- Specializes in emerging markets.
- Ten years of investment management experience.
- Served as Investment Manager at American International Group from 1991 to
1994.
- Bachelor's degree in economics from Yale University; MBA from The Wharton School, University of Pennsylvania.


                                            33
                                          ------

A Detailed Look at the Latin American Equity Fund

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


                                                FOR THE        FOR THE        FOR THE        FOR THE      OCTOBER 25,
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1993(1) TO
                                             SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                 1998           1997           1996           1995           1994
                                            -------------- -------------- -------------- -------------- --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD           $  15.74       $ 10.71        $  8.50        $  14.59       $ 10.00
-------------------------------------------    --------       -------        -------        --------       -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.44         0.002          0.02             0.03            --
-------------------------------------------    --------       -------        -------        --------       -------
Net Realized and Unrealized Gain (Loss) on
 Investment, Foreign Currency and
 Forward Foreign Currency Contracts               (7.40)        5.03           2.19            (5.92)        4.59
-------------------------------------------    --------       -------        -------        --------       -------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS                                       (6.96)        5.03           2.21            (5.89)        4.59
-------------------------------------------    --------       -------        -------        --------       -------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             (0.03)        0.002             --              --            --
-------------------------------------------    --------       -------        -------        --------       -------
Net Realized Gains                                   --            --             --           (0.20)           --
-------------------------------------------    --------       -------        -------        --------       -------
NET ASSET VALUE, END OF PERIOD                 $   8.75       $ 15.74        $ 10.71        $   8.50       $ 14.59
-------------------------------------------    --------       -------        -------        --------       -------
TOTAL INVESTMENT RETURN                          (44.28)%       47.00%         26.00%         (40.68)%       50.01%(3)
-------------------------------------------    --------       -------        -------        --------       ---------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)       $  6,256       $37,413        $16,997        $ 13,624       $27,489
-------------------------------------------    --------       -------        -------        --------       ---------
Ratios to Average Net Assets:
Net Investment Income                              1.42%         0.16%          0.16%           0.29%         0.03%(3)
-------------------------------------------    --------       -------        -------        --------       ---------
Expenses, Including Expenses of the Latin
 American Equity Portfolio                         2.00%         2.00%          2.00%           2.00%         2.00%(3)
Decrease Reflected in Above Expense Ratio
 Due to Absorption of Expenses by
 Bankers Trust                                     0.66%         0.44%          0.66%           1.17%         1.27%(3)
-------------------------------------------    --------       -------        -------        --------       ---------
Portfolio Turnover Rate(4)                           92%          122%           171%            161%          124%
-------------------------------------------    --------       -------        -------        --------       ---------


(1)Commencement of operations
(2)Less than $0.01
(3)Annualized
(4)The portfolio turnover rate is the rate for the master portfolio, into which the Fund invests all its assets.


                                       34
                                      ----

          PACIFIC BASIN EQUITY FUND



                              Overview


                  [GOAL: The Fund invests for long-term capital appreciation.
                   CORE STRATEGY: The Fund invests primarily in the stocks and other equity securities of companies in the Pacific Basin region, excluding
                   Japan.]





       Pacific Basin Equity Fund
       OVERVIEW OF THE PACIFIC BASIN EQUITY FUND
35     Goal
35     Core Strategy
35     Investment Policies and Strategies
36     Principal Risks of Investing in the Fund
36     Who Should Consider Investing in the Fund
37     Total Returns, After Fees and Expenses
38     Annual Fund Operating Expenses
       A DETAILED LOOK AT THE PACIFIC BASIN EQUITY FUND
39     Objective
39     The Case for the Pacific Basin
39     Strategy
39     Principal Investments
39     Investment Process
40     Risks
42     Portfolio Manager
43     Financial Highlights





INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in the stock and other equity securities of companies based in the Pacific Basin. The Fund may also invest a portion of its assets in Pacific Basin bonds and other debt securities. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.



                                            35
                                          ------

Overview of the Pacific Basin Equity Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that our Investment Adviser has selected could perform poorly; or
- The stock market could perform poorly or could underperform other investments in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

- Economies in emerging markets are more volatile than developed countries' and are subject to sudden reversals;
- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.
- Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
- The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Pacific Basin Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. The Fund is designed for investors who are willing to accept that extreme fluctuations in short-term investment values have often accompanied this long-term capital appreciation.


You should not consider investing in the Pacific Basin Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in developed market securities alone.


AN INVESTMENT IN THE PACIFIC BASIN EQUITY FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                            36
                                           ----

                                       Overview of the Pacific Basin Equity Fund

YEAR-BY-YEAR RETURNS
(EACH FULL CALENDAR YEAR SINCE INCEPTION)

[BAR GRAPH APPEARS HERE WITH INFORMATION.]


1994     1995     1996     1997     1998
-----    -----    -----    -----    -----
-16.86%  7.25%     12.9%   -45.92%   0.14%



Since inception, the Fund's highest return in any calendar quarter was 31.84% and its lowest quarterly return was -37.09%. Past performance offers no indication of how the Fund will perform in the future.


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Pacific Basin Equity Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on November 1, 1993 (its inception date). The table compares the Fund's average annual return with the MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COMBINED ASIA (EX-JAPAN) INDEX over the last one and five years, and since inception. Bear in mind that the Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------
THE MSCI ALL COUNTRY ASIA (EX-JAPAN) FREE INDEX is a broad benchmark of Asia/Pacific stock performance, excluding Japan. The Index is a model, not an actual portfolio, that includes the returns of companies traded on the stock markets in China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand.

AVERAGE ANNUAL RETURNS
(AS OF DECEMBER 31, 1998)




                                                                               Since Inception
                                                  1 year        5 years      (November 1, 1993)(1)
                                                ----------   ------------   --------------------
PACIFIC BASIN EQUITY FUND                           0.14%        -11.41%            -6.83%
---------------------------------------------      -----        -------            ------
MSCI All Country Asia (ex-Japan) Free Index        -7.39%        -13.77%            -9.79%
---------------------------------------------     ------        -------            ------
Lipper Pacific ex-Japan Average(2)                 -9.05%        -11.89%            -8.66%
---------------------------------------------     ------        -------            ------



(1)The MSCI All Country Asia (ex-Japan) Free Index and Lipper Pacific Basin ex-Japan Average calculated from October 31, 1993 through end of period.
(2)The Lipper Pacific Basin ex-Japan Average represents the average return of mutual funds with the objective of investing in the common stocks of Asia and the Far East (excluding Japan).


                                       37
                                      ----

Overview of the Pacific Basin Equity Fund

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)



The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Pacific Basin Equity Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.1 Your actual costs may be higher or lower.


1Information on the annual operating expenses reflects the expenses of both the Fund and the Pacific Basin Equity Portfolio, the master fund in which the Pacific Basin Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

2Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees or reimburse expenses so that total expenses will not exceed 1.75%.

3Based on expenses, after fee waivers and reimbursements for the first 16 months only.


ANNUAL FEES AND EXPENSES


                                              Percentage of Average
                                                Daily Net Assets(1)
                                          -----------------------------
Management Fees                                        0.75%
---------------------------------------             -------
Distribution and Service (12b-1) Fees                  None
---------------------------------------             -------
Other Fund Operating Expenses                          1.70%
---------------------------------------             -------
Total Fund Operating Expenses                          2.45%
---------------------------------------             -------
Less: Fee Waivers or Expense
  Reimbursement                                       (0.70)%(2)
---------------------------------------             ------------
NET EXPENSES                                           1.75%
---------------------------------------             ------------




          [EXPENSE EXAMPLE(3)
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
          $178       $687        $1,250      $2,789]



                                            38
                                           ----

          PACIFIC BASIN EQUITY FUND



                              A detailed look
OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies in the PACIFIC BASIN, excluding Japan.


The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.



THE CASE FOR THE PACIFIC BASIN
Until recently, the developing economies of the Pacific Basin ranked among the world's fastest growing. And despite the turmoil that has swept the region, enormous potential remains.
- China and India alone account for 40% of the world's population.
- Two decades of heavy infrastructure spending have provided the region with the physical capital necessary to resume its development; and
- The region's nations have made education a top priority. Universal primary education is widespread. This trend has enabled the region's businesses to tap vast pools of skilled labor at a fraction of their cost in developed markets.


STRATEGY

The Fund invests for the long-term. We employ a strategy of growth at a reasonable price. We seek to identify companies in the Pacific Rim that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

--------------------------------------------------------------------------------
The PACIFIC BASIN markets in which the Fund may invest include India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, the People's Republic of China and Hong Kong, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam.


PRINCIPAL INVESTMENTS
The Fund invests primarily in the stock and other equity securities of companies based in the Pacific Basin. We consider a company to be based in the Pacific Basin if it meets one of four criteria:
- It is organized under the laws of one of the countries in the region;
- It derives at least half its revenues or profits from goods or services produced or sold or investments made in the region;

- It derives at least half its revenues or profits from assets in the region; or

- Its stock trades on a Pacific Basin exchange.


The Fund may also invest up to 35% of its assets in Pacific Basin BONDS and other debt securities.


Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 5% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.


INVESTMENT PROCESS
Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 60 to 80 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative
--------------------------------------------------------------------------------

BONDS may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is a corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

                                       39
                                      -----

A Detailed Look at the Pacific Basin Equity Fund

analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.


RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN THE PACIFIC BASIN, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it invests in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the company's business, or if, in our view, the reversal is merely temporary.


Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline those risks below. While the Fund relies on the specific strategies to deal with each of the risks, it employs one general approach in an attempt to reduce risk across the board: diversification. Just as individual investors should spread their investments among a range of securities so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments. In this way, a reversal in one market need not undermine the pursuit of long-term capital growth.

Political Risk. Profound social changes and business practices that depart from developed stock market norms have hindered the growth of Pacific Basin stock markets in the past. Authoritarian rule and the participation of the military in daily business life have exacerbated normal economic uncertainties. High levels of debt tend to make Pacific Basin countries overly reliant on foreign capital investment and vulnerable to capital flight.


Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. And they have resorted to high taxes, expropriation and nationalization. All these threats remain a part of Pacific Basin investing today.

The Fund attempts to avoid them in large part through intensive, ongoing economic and political research.


Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards generally tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is independently assessing the impact of these differences upon a company's financial conditions and prospects.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

- Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
- Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.


Risks Affecting Malaysian Securities. As part of its investment strategy of holding securities of companies in a number of Pacific Basin countries, the Pacific Basin Equity Fund has a significant holding of Malaysian securities.

On September 1, 1998, the Government of Malaysia imposed a series of restrictions affecting investments in Malaysian securities. Because of these restrictions, the Fund must wait 12 months


                                            40
                                           -----

                                A Detailed Look at the Pacific Basin Equity Fund


before it can convert its Malaysian holdings into U.S. dollars. For this reason, we consider these securities illiquid. The Fund continues to seek to reduce its Malaysian holdings.

The percentage of Malaysian securities held by the Fund as of December 31, 1998 was approximately 6.5%. The Fund does not presently intend to purchase additional Malaysian securities. There is no assurance, however, that the percentage of Malaysian or other illiquid securities will not increase as the value of Malaysian securities or the rest of the Fund changes. On at least one day since imposition of exchange controls, the Fund's illiquid holdings have been above 15 percent, due primarily to its holdings of Malaysian securities.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.



SECONDARY RISKS


Small Company Risk. To the extent that the Pacific Basin Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.


Risks Associated with Debt Securities. To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Pacific Basin countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.
--------------------------------------------------------------------------------

CURRENCY MANAGEMENT is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.


Risks Associated with Lower Quality Debt Securities ("Junk Bonds"). The Fund can invest up to 5% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.


Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
- changes in the relative strength and value of the U.S. dollar or other major currencies;
- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
- that the systems used to purchase and sell euro-denominated securities may not work;
- uncertainty about how existing financial contracts will be treated after euro implementation; and
- unpredictable effects on trade and commerce generally.
--------------------------------------------------------------------------------

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.


                                            41
                                           -----

A Detailed Look at the Pacific Basin Equity Fund


These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.


Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.



PORTFOLIO MANAGER


Paul Durham is responsible for the day-to-day management of the master portfolio's investments:
- Managing Director of BT Funds Management (International) Limited ("BTFMI") and Portfolio Manager of the Fund since its inception.
- Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.
- Head of BTFMI global emerging markets since 1996.

- 11 years investment management experience.
- First-class honors degree in accounting and finance from University of Sydney, Australia.


                                            42
                                         -------

                                A Detailed Look at the Pacific Basin Equity Fund

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


                                               FOR THE        FOR THE        FOR THE        FOR THE       NOVEMBER 1,
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED         1993(1)
                                            SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  TO SEPTEMBER 30,
                                                1998           1997           1996           1995             1994
                                           -------------- -------------- -------------- -------------- -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.16       $ 11.80        $ 10.96        $ 11.82         $ 10.00
------------------------------------------    --------       -------        -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income/(Expenses in
 Excess of Income)                                0.24         (0.05)         (0.03)          0.01           (0.04)
------------------------------------------    --------       -------        -------        -------         --------
Net Realized and Unrealized Gain (Loss)
 on Investment, Futures, Foreign
 Currency and Forward Foreign
 Currency Contracts                              (5.32)        (1.07)          0.87          (0.49)           1.86
------------------------------------------    --------       -------        -------        -------         --------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS                                      (5.08)        (1.12)          0.84          (0.48)           1.82
------------------------------------------    --------       -------        -------        -------         --------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (0.24)           --             --             --               --
------------------------------------------    --------       -------        -------        -------         --------
Net Realized Gains                               (0.99)        (0.52)            --          (0.38)              --
------------------------------------------    --------       -------        -------        -------         --------
TOTAL DISTRIBUTIONS                              (1.23)        (0.52)            --          (0.38)              --
------------------------------------------    --------       -------        -------        -------         --------
NET ASSET VALUE, END OF PERIOD                $   3.85       $ 10.16        $ 11.80        $ 10.96          $ 11.82
------------------------------------------    --------       -------        -------        -------         --------
TOTAL INVESTMENT RETURN                         (52.21)%      ( 9.97)%         7.66%        ( 3.87)%          20.11%(2)
------------------------------------------    --------       -------        -------        -------         ----------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)      $  4,268       $26,501        $29,389        $24,504         $ 25,36(2)
------------------------------------------    --------       -------        -------        -------         ----------
Ratios to Average Net Assets:
Net Investment Income/(Expenses in
 Excess of Income)                                0.43%        (0.42)%        (0.24)%         0.12%           (0.59)%(2)
------------------------------------------    --------       -------        -------        -------         -----------
Expenses, Including Expenses of the
 Pacific Basin Equity Portfolio                   1.75%         1.75%          1.75%          1.75%            1.75%(2)
Decrease Reflected in Above Expense
 Ratio Due to Absorption of Expenses
 by Bankers Trust                                 0.70%         0.29%          0.31%          0.52%            0.60%(2)
------------------------------------------    --------       -------        -------        -------         -----------
Portfolio Turnover Rate(3)                         125%          172%           118%           104%              40%
------------------------------------------    --------       -------        -------        -------         -----------



(1)Commencement of operations
(2)Annualized
(3)The portfolio turnover rate is the rate for the master portfolio, into which the Fund invests all its assets.


                                       43
                                      -----

                    Information
                                         CONCERNING ALL FUNDS



MANAGEMENT OF THE FUNDS


Board of Trustees. Each Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as each Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.

For the International Small Company Equity Fund, Global Emerging Markets Equity Fund, Latin American Equity Fund and the Pacific Basin Equity Fund, Bankers Trust has vested day-to-day investment decision-making and implementation in a sub-adviser, the wholly owned entity BT Funds Management (International) Limited ("BTFMI"). Responsibilities and advisory fees can be reallocated between the Investment Adviser and Sub-Adviser without obtaining shareholder approval.

The Funds paid the following fees for investment advisory and sub-advisory services in the last fiscal year:



                                                     Average Daily
                               Companies to which    Percentage of
Fund                             Fees Were Paid       Net Assets
---------------------------   -------------------   --------------
International Equity Fund     Bankers Trust               0.65%
---------------------------   -------------------         ----
Latin American Equity
  Fund                        Bankers Trust               1.00%
---------------------------   -------------------         ----
Pacific Basin                 Bankers Trust
  Equity Fund                 and BTFMI                   0.75%
---------------------------   -------------------         ----

International Small Company Equity Fund and Global Emerging Markets Fund have not been in operation for a full fiscal year. Bankers Trust and BTFMI's fees for investment advisory and sub-advisory services for each of these Funds is 1.10% of the Fund's average daily net assets. The sub-advisory arrangement for the Latin American Equity Fund began on January 1, 1999. Under the new sub-advisory arrangement for the Latin American Equity Fund, Bankers Trust and BTFMI's fee for investment advisory and sub-advisory services will be 1.00% of the Fund's average daily net assets.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Funds and their Portfolios. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. BTFMI, a subsidiary of Bankers Trust with headquarters at Level 15, The Chifley Tower, 2 Chifley Square, Sydney, N.S.W. 2000 Australia, offers a decade of research and investing experience in small companies worldwide to a number of private clients. It has developed a team dedicated exclusively to the small company and emerging market disciplines.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG, dated as of November 30, 1998, under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Funds. In addition, Bankers Trust -- or your broker or


                                            44
                                           ----

                                          Information Common to All of the Funds

financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
- keeping accurate, up-to-date records for your individual Fund account;
- implementing any changes you wish to make in your account information;
- processing your requests for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Funds are "feeder funds" that invest all of their assets in a "master portfolio." The Funds and their corresponding Master Portfolio are listed below:



Fund                                   Master Portfolio
----------------------------   -------------------------------
International Equity Fund      International Equity Portfolio
----------------------------   -------------------------------
International Small Company    International Small Company
  Equity Fund                  Equity Portfolio
----------------------------   -------------------------------
Global Emerging Markets        Global Emerging Markets
  Equity Fund                  Equity Portfolio
----------------------------   -------------------------------
Latin American Equity Fund     Latin American Equity
----------------------------
                               Portfolio
                               -------------------------------
Pacific Basin Equity Fund      Pacific Basin Equity Portfolio
----------------------------   -------------------------------

Each Fund and its Master Portfolio have the same investment objective. Each Master Portfolio is advised by Bankers Trust.

A Master Portfolio may accept investments from other feeder funds. A feeder bears the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw a Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.



CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day THE EXCHANGE IS OPEN for business.


The formula calls for deducting all of a Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities a Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find a fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION. The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

--------------------------------------------------------------------------------
THE EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

                                            45
                                           ----

Information Common to All of the Funds

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.



TAX CONSIDERATIONS
A Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.



Transaction                            Tax Status
------------------------------------   ------------------
Your sale of shares owned more than    Capital gains or
  one year                             losses
Your sale of shares owned for one      Gains treated as
  year or less                         ordinary income;
                                       losses subject to
                                       special rules.

THE TAX CONSIDERATIONS FOR TAX DEFERRED ACCOUNTS OR NON-TAXABLE ENTITIES WILL BE DIFFERENT.

BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

BUYING AND SELLING FUND SHARES
You can purchase or redeem shares in a Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.


We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by a Fund, rather than in cash.

Your broker or financial advisor may charge transaction fees on the purchase and sale of Fund shares.


Exchange Privileges. You can exchange all or part of your shares into another BT Mutual Fund up to four times a year without paying a fee. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account minimums. A fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of fund shares bimonthly, monthly, quarterly, or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each subsequent purchase of shares.

EACH FUND'S SHAREHOLDER GUIDE AND STATEMENT OF ADDITIONAL INFORMATION CONTAIN COMPLETE INFORMATION ON BUYING AND SELLING FUND SHARES AND MAINTAINING A FUND ACCOUNT. IF YOU HAVE NOT ALREADY RECEIVED YOUR FREE COPY OF THE SHAREHOLDER GUIDE OR WISH TO OBTAIN A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL THE BT SERVICE CENTER AT 1-800-730-1313.

                                            46
                                          ------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[LOGO BANKERS TRUST
        Architects of Value]




[Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
You can find more detailed information about each Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                                    BT SERVICE CENTER
                                    P.O. BOX 419210
                                    KANSAS CITY, MO 64141-6210
 or call our toll-free number:      1-800-730-1313

You can find reports and other information about each Fund on the SEC website
(http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about each Fund, including its
Statement of Additional Information, can be reviewed and copied at the SEC's
Public Reference Room in Washington, D.C. For information on the Public
Reference Room, call the SEC at 1-800-SEC-0330. You can find information about buying and selling shares in a Fund in the Shareholder Guide. If you have not already received a copy of the Guide, call the BT Service Center to obtain one free of charge.]



Global Funds Combined
BT INVESTMENT FUNDS


DISTRIBUTED BY:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101                                      CUSIP #055922868
                                                              #055922686
                                                              #055922678
                                                              #055922785
                                                              #055922769
                                                          COMBINTL 300 (1/99)
                                                          811-4760

                  MORGAN GRENFELL EMERGING MARKETS EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 21, 1999


This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Morgan Grenfell Emerging Markets Equity Fund, dated August 16, 1999. This statement of additional information should be read in conjunction with the prospectus.

Additional copies of the prospectus may be obtained by writing to the Fund at 885 Third Avenue New York, New York 10022 or by telephoning the Fund toll free at (800) 550-6426.

This statement of additional information is accompanied by and incorporates by reference the statement of additional information dated March 1, 1999 of Morgan Grenfell Investment Trust on behalf of thirteen of its series, including Morgan Grenfell Emerging Markets Equity Fund, and the statement of additional information dated January 1, 1999 of BT Investment Funds on behalf of five of its series, including BT Global Emerging Markets Equity Fund. Morgan Grenfell Emerging Markets Equity Fund and BT Global Emerging Markets Equity Fund are referred to collectively as the "Funds".



                          ADDITIONAL INFORMATION ABOUT
                MORGAN GRENFELL EMERGING MARKETS EQUITY FUND AND
                     BT GLOBAL EMERGING MARKETS EQUITY FUND

The following table shows where in each Fund's statement of additional information (SAI) you can find additional information about each Fund.


---------------------------------------- --------------------------------------------------------------------------
          TYPE OF INFORMATION                                         HEADINGS IN SAI
---------------------------------------- --------------------------------------------------------------------------
                                          Morgan Grenfell Investment Trust
                                              SAI dated March 31, 1999                BT Investment Funds
                                                                                   SAI dated January 31, 1999
---------------------------------------- ------------------------------------ -------------------------------------
Fund history                             GENERAL INFORMATION                  ORGANIZATION OF THE
                                         ABOUT THE TRUST                      TRUST
---------------------------------------- ------------------------------------ -------------------------------------
Description of each Fund and its         ADDITIONAL                           INVESTMENT OBJECTIVES,
investments, strategies, policies and      INFORMATION ON FUND                  POLICIES AND
risks                                      INVESTMENTS AND                      RESTRICTIONS:
                                           STRATEGIES AND
                                           RELATED RISKS                      Investment Objectives
                                                                              Investment Policies
                                         INVESTMENT                           Additional Risk Factors
                                           RESTRICTIONS                       Investment Restrictions
---------------------------------------- ------------------------------------ -------------------------------------
Management of the Funds,                 TRUSTEES AND OFFICERS                MANAGEMENT OF THE
including the board of trustees,                                              TRUST AND THE  PORTFOLIOS:
officers and trustee compensation
                                                                              Trustees of the Trust
                                                                              Trustees of the Portfolios
                                                                              Officers of the Trust and the
                                                                                Portfolios
                                                                              Trustee Compensation Table
---------------------------------------- ------------------------------------ -------------------------------------
Control persons, principal holders of    TRUSTEES AND OFFICERS                MANAGEMENT OF THE
securities and management ownership                                             TRUST AND THE
                                         GENERAL INFORMATION                    PORTFOLIO:
                                           ABOUT THE TRUST
                                                                              Trustee Compensation Table
---------------------------------------- ------------------------------------ -------------------------------------
Investment advisory and other            INVESTMENT ADVISORY                  MANAGEMENT OF THE
services: investment adviser,              AND OTHER SERVICES                   TRUST AND THE
distributor and other service providers                                         PORTFOLIOS:
                                         ADDITIONAL
                                           INFORMATION                        Investment Adviser
                                                                              Sub-Investment Adviser
                                                                              Administrator
                                                                              Distributor
                                                                              Custodian and Transfer Agent
                                                                              Counsel and Independent
                                                                                Accountants
---------------------------------------- ------------------------------------ -------------------------------------





---------------------------------------- ------------------------------------ -------------------------------------
          TYPE OF INFORMATION                                         HEADINGS IN SAI

---------------------------------------- ------------------------------------ -------------------------------------
                                             MORGAN GRENFELL INVESTMENT
                                                      TRUST                           BT Investment Funds
                                             SAI DATED MARCH 31, 1999               SAI DATED JANUARY 31, 1999
---------------------------------------- ------------------------------------ -------------------------------------

Brokerage allocation and other           PORTFOLIO                            INVESTMENT OBJECTIVES,
practices                                  TRANSACTIONS                         POLICIES AND
                                                                                RESTRICTIONS:

                                                                              Portfolio Transactions and
                                                                                Brokerage Commissions
---------------------------------------- ------------------------------------ -------------------------------------
Shares of beneficial interest            GENERAL INFORMATION ABOUT THE TRUST  ORGANIZATION OF THE
                                                                                TRUST
---------------------------------------- ------------------------------------ -------------------------------------
Purchase, redemption and pricing of      PURCHASE AND                         VALUATION OF SECURITIES;
shares                                     REDEMPTION OF SHARES                 REDEMPTIONS AND
                                                                                PURCHASES IN KIND:

                                                                              Valuation of Securities
                                                                              Purchases of Shares
                                                                              Redemption of Shares
                                                                              Redemptions and Purchases in
                                                                                Kind
                                                                              Trading in Foreign Securities
---------------------------------------- ------------------------------------ -------------------------------------
Taxation of the Funds                    TAXES                                TAXATION:

                                                                              Foreign Securities
                                                                              Dividends and Distributions
                                                                              Taxation of the Funds
                                                                              Taxation of the Portfolio
                                                                              Other Taxation
---------------------------------------- ------------------------------------ -------------------------------------
Calculation of performance data          PERFORMANCE INFORMATION              PERFORMANCE INFORMATION:

                                                                              Standard Performance
                                                                                Information
                                                                              Comparison of Fund
                                                                                Performance
                                                                              Economic and Market
                                                                                Information
---------------------------------------- ------------------------------------ -------------------------------------
Financial statements                     FINANCIAL STATEMENTS                 FINANCIAL STATEMENTS

                                         This section incorporates by         This section   incorporates   by
                                         reference Morgan Grenfell            reference  BT  Global Emerging
                                         Investment Trust's annual report     Markets  Equity  Fund's  annual
                                         dated October 31, 1998.              dated September 30, 1998.
---------------------------------------- ------------------------------------ -------------------------------------

                            PART C: OTHER INFORMATION

Item 15.  Indemnification.

The response to this Item 15 is incorporated by reference to Item 25 of Post-Effective Amendment No. 21 to the Registrant's Registration Statement as filed with the SEC on March 1, 1999.

Item 16.  Exhibits.

(1)        Agreement and Declaration of Trust is incorporated by reference to
           Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on February 14, 1996.

(2) Amended By-Laws are incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on February 14, 1996.

(3)        Not Applicable.

(4)        Form of Agreement and Plan of Reorganization filed herewith.

(5)        Not Applicable.

(6) Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Morgan Grenfell Investment Services Limited and Registrant on behalf of Morgan Grenfell Emerging Markets Equity Fund, is incorporated by reference to Exhibit 5 (a) of Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on February 14, 1996.

(7) Distribution Agreement dated December 30, 1993 between SEI Financial Services Company and Registrant, on behalf of all of its series, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC on June 11, 1996.

(8)        Not Applicable.

(9) Custody Agreement dated August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC on December 28, 1998.

(10) Form of Amended Rule 18f-3 is incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 18 to the Registration Statement as filed with the SEC on February 11, 1997.

(11)       Not Applicable.

(12) Opinion of Hale and Dorr LLP concerning the tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

(13)(a) Transfer Agency Agreement dated as of December 30, 1993 between Supervised Service Company, Inc. and Registrant on behalf of Morgan Grenfell Emerging Markets Equity Fund, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC on November 1, 1996.

    (b) Share Purchase Agreement dated December 29, 1993 between Registrant and SEI Financial Management Corporation, is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC on February 11, 1997.

    (c) Administration Agreement dated August 27, 1998 between Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management Inc.) and Registrant, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC on December 28, 1998.

    (d) Accounting Agency Agreement dated September 8, 1998 between Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant, on behalf of all of its series, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC on December 28, 1998.

    (e) Delegation Agreement dated August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of Morgan Grenfell Emerging Markets Equity Fund, is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC on December 28, 1998.

(14)(a) Consent of Independent Accountants for Morgan Grenfell Emerging Markets Equity Fund is filed herewith.

(14)(b) Consent of Independent Accountants for BT Global Emerging Markets Fund is filed herewith.

(15)       Not Applicable.

(16)       Power of attorney is filed herewith.

Item 17.   Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, MORGAN GRENFELL INVESTMENT TRUST, on behalf of its series, Morgan Grenfell Emerging Market Equities Fund, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 15th day of July, 1999.

                                             MORGAN GRENFELL INVESTMENT TRUST


                                             By: /s/ TRACIE E. RICHTER
                                                -----------------------------
                                                  Tracie E. Richter
                                                  Treasurer and Chief Financial
                                                       Officer


Pursant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                                    TITLE                                  DATE
----------                                                    -----                                  ----
                  *                        Chief Executive Officer (Principal Executive         July 15, 1999
------------------------------------                   Officer) and Trustee
James E. Minnick

/s/ Tracie E. Richter                         Treasurer and Chief Financial Officer             July 15, 1999
------------------------------------       (Principal Financial and Accounting Officer)
Tracie E. Richter                                            Trustee                            July 15, 1999
                  *
------------------------------------
Paul K. Freeman
                  *                                          Trustee                            July 15, 1999
------------------------------------
Graham E. Jones
                  *                                          Trustee                            July 15, 1999
------------------------------------
William N. Searcy
                  *                                          Trustee                            July 15, 1999
------------------------------------
Hugh G. Lynch
                  *                                          Trustee                            July 15, 1999
------------------------------------
Edward T. Tokar

*By:  /s/ Joan A. Binstock
    --------------------------------
      Joan A. Binstock, Attorney-
      in-Fact, pursuant to powers
      of attorney

                                  EXHIBIT INDEX

Exhibit
Number     Description

(4)        Form of Agreement and Plan of Reorganization

(12)       Opinion of Counsel

(14)(a) Consent of Independent Accountants (Morgan Grenfell Emerging Markets Equity Fund)

(14)(b)    Consent of Independent Accountants (BT Global Emerging Markets Equity
           Fund)

(16)       Powers of attorney